UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023 (excluding MainStay Fiera SMID Growth, MainStay PineStone Global Equity Fund, MainStay PineStone International Equity Fund, and MainStay PineStone U.S. Equity Fund

FORM N-CSR

Item 1.     Reports to Stockholders.

MainStay Balanced Fund

Message from the President and Annual Report
October 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Volatile economic and geopolitical forces drove market behavior during the 12-month reporting period ended October 31, 2023. While equity markets generally gained ground, bond prices trended broadly lower.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation and interest rate trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 7.1% in November 2022, and to 3.2% in October 2023. At the same time, the Fed increased the benchmark federal funds rate from 3.75%–4.00% at the beginning of the reporting period to 5.25%–5.50% as of October 31, 2023. As the pace of rate increases slowed during the period, investors hoped for an early shift to a looser monetary policy. However, comments from Fed members late in the period reinforced the central bank’s hawkish stance in response to surprisingly robust U.S. economic growth and rising wage pressures, thus increasing the likelihood that interest rates would stay higher for longer. International developed markets exhibited similar dynamics of elevated inflation and rising interest rates.
Despite the backdrop of high interest rates—along with political dysfunction in Washington D.C. and intensifying global geopolitical instability—equity markets managed to advance, supported by healthy consumer spending trends and persistent domestic economic growth. The S&P 500® Index, a widely regarded benchmark of large-cap U.S. market performance, gained ground, bolstered by the strong performance of energy stocks amid surging petroleum prices and mega-cap, growth-oriented, technology-related shares, which rose as investors flocked to companies creating the infrastructure for developments in artificial intelligence. Smaller-cap stocks and value-oriented shares produced milder returns. Among industry sectors, energy and information technology posted the strongest gains. Real estate declined most sharply under pressure from rising mortgage rates and weak levels of office occupancy. Developed international markets outperformed U.S. markets, with Europe benefiting during the first half of the period from unexpected economic resilience in the face of rising energy prices and the ongoing war in Ukraine. Emerging markets posted positive results but lagged developed markets, largely due to slow economic growth in China despite the relaxation of pandemic-era lockdowns.
Bond prices were driven lower by rising yields and increasing expectations of high interest rates for an extended period of time. The U.S. yield curve steepened, with the 30-year Treasury yield exceeding 5% for the first time in more than a decade. The yield curve remained inverted, with the 10-year Treasury yield ending the period at 4.88%, compared with 5.07% for the 2-year Treasury yield. Corporate bonds outperformed long-term Treasury bonds, but still trended lower under pressure from rising yields and an uptick in default rates. Among corporates, lower-credit-quality instruments performed slightly better than their higher-credit-quality counterparts, while floating rate securities performed better still.
In the face of today’s uncertain market environment, New York Life Investments remains dedicated to providing the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost.The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2023
Class	Sales Charge		Inception Date[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 3.00% Initial Sales Charge	With sales charges	1/2/2004	-3.83%	3.71%	4.49%	1.07%
		Excluding sales charges		-0.86	4.89	5.08	1.07
Investor Class Shares[4]	Maximum 2.50% Initial Sales Charge	With sales charges	2/28/2008	-3.55	3.45	4.27	1.35
		Excluding sales charges		-1.08	4.62	4.86	1.35
Class B Shares[5]	Maximum 5.00% CDSC	With sales charges	1/2/2004	-6.68	3.54	4.08	2.10
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-1.83	3.84	4.08	2.10
Class C Shares	Maximum 1.00% CDSC	With sales charges	12/30/2002	-2.84	3.84	4.08	2.10
	if Redeemed Within One Year of Purchase	Excluding sales charges		-1.87	3.84	4.08	2.10
Class I Shares	No Sales Charge		5/1/1989	-0.61	5.15	5.35	0.82
Class R1 Shares[6]	No Sales Charge		1/2/2004	-0.70	5.04	5.24	0.92
Class R2 Shares[6]	No Sales Charge		1/2/2004	-0.94	4.79	4.99	1.17
Class R3 Shares[6]	No Sales Charge		4/28/2006	-1.20	4.51	4.71	1.42
Class R6 Shares	No Sales Charge		12/15/2017	-0.51	5.24	4.17	0.74

1.	Effective March 5, 2021, the Fund replaced the subadvisor to the equity portion of the Fund and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Fund’s prior subadvisor and principal investment strategies for the equity portion of the Fund.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to November 4, 2019, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge was 3.00%, which is reflected in the applicable average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
6.	As of October 31, 2023, Class R1, Class R2 and Class R3 shares are closed to new investors and, upon the close of business on December 29, 2023, Class R1, Class R2 and Class R3 shares are closed to additional investments by existing shareholders. Additionally, Class R1, Class R2 and Class R3 shares will be liquidated on or about February 28, 2024 (the "Liquidation Date"). It is expected that the Fund will distribute to remaining shareholders invested in Class R1, Class R2 or Class R3 shares, on or promptly after the Liquidation Date, a liquidating distribution in cash or cash equivalents equal to the net asset value of such shares.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Russell 1000® Value Index[1]	0.13%	6.60%	7.60%
Bloomberg U.S. Intermediate Government/Credit Bond Index[2]	2.18	0.95	1.16
Balanced Composite Index[3]	1.13	4.74	5.27
Morningstar Moderate Allocation Category Average[4]	4.16	5.08	5.22

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Fund has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.
2.	The Fund has selected the Bloomberg U.S. Intermediate Government/Credit Bond Index as a secondary benchmark. The Bloomberg U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar denominated U.S. treasuries, government related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.
3.	The Fund has selected the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell 1000® Value Index and the Bloomberg U.S. Intermediate Government/Credit Bond Index weighted 60%/40%, respectively.
4.	The Morningstar Moderate Allocation Category Average is representative of funds in allocation categories that seek to provide both income and capital appreciation by primarily investing in multiple asset classes, including stocks, bonds, and cash. These moderate strategies seek to balance preservation of capital with appreciation. They typically expect volatility similar to a strategic equity exposure between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Balanced Fund

Cost in Dollars of a $1,000 Investment in MainStay Balanced Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$967.20	$ 5.31	$1,019.81	$ 5.45	1.07%
Investor Class Shares	$1,000.00	$965.90	$ 6.49	$1,018.60	$ 6.67	1.31%
Class B Shares	$1,000.00	$962.10	$10.19	$1,014.82	$10.46	2.06%
Class C Shares	$1,000.00	$961.80	$10.19	$1,014.82	$10.46	2.06%
Class I Shares	$1,000.00	$968.20	$ 4.07	$1,021.07	$ 4.18	0.82%
Class R1 Shares	$1,000.00	$967.70	$ 4.56	$1,020.57	$ 4.69	0.92%
Class R2 Shares	$1,000.00	$966.70	$ 5.80	$1,019.31	$ 5.96	1.17%
Class R3 Shares	$1,000.00	$965.10	$ 7.03	$1,018.05	$ 7.22	1.42%
Class R6 Shares	$1,000.00	$968.70	$ 3.57	$1,021.58	$ 3.67	0.72%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2023 (Unaudited)
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2023 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Notes, 2.50%-5.00%, due 12/31/23–8/15/33
2.	iShares Russell 1000 Value ETF
3.	JPMorgan Chase & Co.
4.	Vanguard Russell 1000 Value
5.	Cisco Systems, Inc.
6.	iShares Intermediate Government/Credit Bond ETF
7.	Merck & Co., Inc.
8.	Pfizer, Inc.
9.	ConocoPhillips
10.	PNC Financial Services Group, Inc. (The)

8	MainStay Balanced Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Fund’s Manager; Kenneth Sommer and Matthew Downs of NYL Investors LLC, the Fund’s fixed-income Subadvisor; and portfolio manager Adam H. Illfelder, CFA, of Wellington Management Company LLP, the Fund’s equity Subadvisor.
How did MainStay Balanced Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2023?
For the 12 months ended October 31, 2023, Class I shares of MainStay Balanced Fund returned −0.61%, underperforming the 0.13% return of the Fund’s primary benchmark, the Russell 1000® Value Index; the 2.18% return of the Bloomberg U.S. Intermediate Government/Credit Bond Index, which is the Fund’s secondary benchmark; and the 1.13% return of the Balanced Composite Index, which is an additional benchmark of the Fund. For the 12 months ended October 31, 2023, Class I shares of the Fund also underperformed the 4.16% return of the Morningstar Moderate Allocation Category Average.1
Were there any changes to the Fund during the reporting period?
Effective June 30, 2023, AJ Rzad was removed as a portfolio manager of the Fund. Please see the supplement dated March 3, 2023, for more information. Effective February 28, 2023, Matthew Downs was added as a portfolio manager of the Fund.
What factors affected relative performance in the equity portion of the Fund during the reporting period?
The equity portion of the Fund underperformed the Russell 1000® Value Index primarily due to security selection. Weak selection in the industrials, communication services and information technology sectors was partially offset by stronger selection in health care, real estate and consumer discretionary. Sector allocation, a result of our bottom-up stock selection process, also modestly weighed on relative results, primarily due to the Fund’s underweight exposure to communication services, although this was partially offset by the positive impact of the Fund’s overweight exposure to information technology.
During the reporting period, which sectors were the strongest positive contributors to the relative performance of the equity portion of the Fund and which sectors were particularly weak?
During the reporting period, the real estate and utilities sectors provided the strongest positive contributions to the Fund’s relative performance. (Contributions take weightings and total returns into account.) Over the same period, the industrials, communication services and materials sectors detracted most notably.
During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?
The individual stocks that made the strongest contributions to the equity portion of the Fund’s absolute performance included Google’s parent company, Alphabet, and pharmaceutical company Eli Lilly. Shares of Alphabet climbed as quarterly results exceeded consensus expectations due to revenue growth in the company’s Search and Google Cloud divisions and a return to growth in YouTube. Additional factors contributing to positive market sentiment included stabilizing advertising demand, potential upside driven by artificial intelligence (AI) and cost management. We trimmed the Fund’s position in Alphabet as the stock strengthened. Shares of Eli Lilly rose during the reporting period as revenues beat estimates. The company raised full-year guidance twice in 2023, driven by positive results for Alzheimer's drug Donanemab and weight loss drug Retatrutide, in addition to rapidly increasing demand for new diabetes drug Mounjaro. We exited the Fund’s position in Eli Lilly.
The holdings that detracted most significantly from absolute performance were pharmaceutical company Pfizer and utility and power generation company, AES. Pfizer shares declined when the company faced questions regarding the sustainability of revenue from its COVID-19 portfolio as the pandemic eased. The Fund continued to hold a position in Pfizer. Shares of AES declined as quarterly earnings failed to meet consensus expectations. Concerns over the potential impact of rising interest rates further weighed on the company’s share price. We exited the Fund’s position in AES.
What were some of the largest purchases and sales in the equity portion of the Fund during the reporting period?
During the reporting period, the equity portion of the Fund initiated positions in insurance company American International Group and pharmaceutical company Gilead. We believe AIG’s transformation over the past five years toward a pure-play property & casualty insurer has enhanced the quality of the underlying business. Improved pricing and risk controls are likely to drive higher earnings per share and return on equity, while the stock trades at an attractive valuation. We believe patent life extensions for Gilead’s key HIV drugs through early 2030s (versus the previous patent expiration dates in mid-2020s) are positive developments

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
9

for the business. Gilead’s HIV franchise drives the majority of the company’s revenue, supporting dividend sustainability. In addition, developments in the company’s oncology and cell therapy franchises could drive further growth.
During the same period, the equity portion of the Fund eliminated its positions in Eli Lilly, described above, and U.S.-based home improvement retailer Home Depot. As the share prices of both companies rose to premium levels, we chose to redeploy the Fund’s assets elsewhere.
How did sector weightings change in the equity portion of the Fund during the reporting period?
The equity portion of the Fund’s largest increases in sector exposures relative to the Russell 1000® Value Index were in financials, communication services and energy, while the most significant reductions in sector exposure were to industrials, consumer staples and information technology.
How was the equity portion of the Fund positioned at the end of the reporting period?
As of October 31, 2023, the equity portion of the Fund held its largest overweight exposures relative to the Russell 1000® Value Index to the health care, information technology and financials sectors. As of the same date, the equity portion of the Fund’s most significantly underweight exposures were to consumer staples, materials and industrials.
What factors affected the relative performance of the fixed-income portion of the Fund during the reporting period?
Relative to the Bloomberg U.S. Intermediate Government/Credit Bond Index, the fixed-income portion of the Fund held overweight positions in asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) throughout the reporting period. To facilitate these overweight positions, the Fund maintained slightly underweight exposure to the Treasury sector. Option-adjusted spreads2 (“OAS”) on the Index tightened 19 basis points during the reporting period. (A basis point is one one-hundredth of a percentage point.) Overweight exposure to ABS—particularly AAA and AA3 collateralized loan obligations (“CLOs”)—made the strongest contribution to the Fund’s relative performance, followed by positive contributions from the corporate sector. An overweight position in CMBS was slightly accretive to relative performance. Underweight exposure to Treasury securities detracted from relative returns.
During the reporting period, how was the performance of the fixed-income portion of the Fund materially affected by investments in derivatives?
During the reporting period, the use of derivatives was limited to interest-rate derivatives employed to keep the duration4 of the fixed-income portion of the Fund in line with our target duration. These interest rate derivatives had a negative impact on performance.
What was the duration strategy of the fixed-income portion of the Fund during the reporting period?
During the reporting period, the fixed-income portion of the Fund generally maintained a duration shorter than that of the Bloomberg U.S. Intermediate Government/Credit Bond Index in the front end of the yield curve5 (0–2 years) and a duration longer than the Index in the 7–10 year part of the curve. This curve positioning detracted from the performance of the Fund. During the second half of the reporting period, the fund maintained a duration longer than the Index in the five-year part of the curve. This positioning detracted from performance as interest rates moved higher throughout the reporting period. As of October 31, 2023, the Fund’s duration was 3.87 years compared to a duration of 3.74 years for the Index.
During the reporting period, which sectors were the strongest positive contributors to the relative performance of the fixed-income portion of the Fund and which sectors were particularly weak?
During the reporting period, the fixed-income portion of the Fund maintained overweight exposure compared to the Bloomberg U.S. Intermediate Government/Credit Bond Index in the financials and utilities subsectors, both of which were accretive to relative performance. Among financials, overweight exposure to the finance company and banking subsectors had the most positive impact on relative performance, particularly holdings in UBS Group, JPMorgan Chase and Morgan Stanley. Among utilities, the Fund’s overweight exposure to the electric subcomponent had the most positive impact on relative performance, particularly holdings in PG&E and Enel. Within securitized products, ABS was the
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
10	MainStay Balanced Fund

best-performing sector. Within the floating-rate subcomponent of the ABS sector, CLOs rated AAA and AA were accretive to relative performance. Within the CMBS sector, overweight exposure to the AAA non-agency subcomponent was slightly accretive to performance. Underweight exposure to Treasury sector detracted from performance.
What were some of the largest purchases and sales in the fixed-income portion of the Fund during the reporting period?
The largest additions to the fixed-income portion of the Fund during the reporting period included bonds from Barclays plc, Bank of America, Credit Suisse AG (New York Branch), U.S. Bancorp and Danske Bank. The largest reductions during the reporting period included positions in Verizon Communications, Apple, Virginia Electric and Power, Nordea Bank and Antares Holdings.
How did the sector weightings of the fixed-income portion of the Fund change during the reporting period?
Throughout the reporting period, we increased the allocation of the fixed-income portion of the Fund to the non-agency subcomponent of the mortgage-backed sector. This sector offered a superior yield compared to other similar-duration asset classes. We also reduced U.S. government agency exposure, particularly in the callable agency subcomponent. In the expectation that interest rates would continue to rise, we reduced exposure to negatively convex6 assets that would underperform in a rising rate environment.
Toward the middle of the reporting period, we increased the allocation to AAA CLOs. The superior yield premium being offered on AAA CLOs, combined with the floating-rate nature of the asset, made this asset class attractive from a relative value perspective. Toward the end of the reporting period, we increased the allocation to U.S. regional banks. We concentrated specifically in the U.S. super and U.S. mid-tier subcomponents, as regional banks issued near OAS levels not seen since the regional banking crisis in March 2023.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2023, the fixed-income portion of the Fund held its most significantly overweight exposure relative to the Bloomberg U.S. Intermediate Government/Credit Bond Index in ABS. Within the corporate sector, the Fund held overweight positions in financials and utilities. The Fund also held overweight positions in MBS and CMBS. As of that same date, the Fund held relatively underweight positions in the sovereign, supranational, foreign agency and foreign local government sectors, as well as in U.S. Treasury securities.
6.	Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
11

Portfolio of Investments October 31, 2023†^
	Principal Amount	Value
Long-Term Bonds 35.2%
Asset-Backed Securities 1.0%
Other Asset-Backed Securities 1.0%
Apidos CLO XXX
Series XXXA, Class A2
7.257% (3 Month SOFR + 1.862%), due 10/18/31 (a)(b)	$ 600,000	$ 591,451
ARES XXXVIII CLO Ltd.
Series 2015-38A, Class BR
7.077% (3 Month SOFR + 1.662%), due 4/20/30 (a)(b)	600,000	585,783
Ballyrock CLO 23 Ltd.
Series 2023-23A, Class A1
7.358% (3 Month SOFR + 1.98%), due 4/25/36 (a)(b)	750,000	750,302
Benefit Street Partners CLO XXX Ltd.
Series 2023-30A, Class A
7.478% (3 Month SOFR + 2.10%), due 4/25/36 (a)(b)	700,000	702,464
Carlyle Global Market Strategies CLO Ltd.
Series 2013-3A, Class A2R
7.055% (3 Month SOFR + 1.662%), due 10/15/30 (a)(b)	1,100,000	1,081,210
Palmer Square CLO Ltd.
Series 2015-2A, Class A2R2
7.227% (3 Month SOFR + 1.812%), due 7/20/30 (a)(b)	250,000	247,067
STORE Master Funding I-VII XIV XIX XX
Series 2021-1A, Class A1
2.12%, due 6/20/51 (a)	305,148	250,023
Total Asset-Backed Securities (Cost $4,299,029)		4,208,300
Corporate Bonds 12.6%
Aerospace & Defense 0.1%
Boeing Co. (The)
5.15%, due 5/1/30	290,000	271,716
5.805%, due 5/1/50	120,000	103,308
HEICO Corp.
5.35%, due 8/1/33	210,000	192,749
		567,773
Auto Manufacturers 0.4%
Ford Motor Co.
3.25%, due 2/12/32	205,000	154,724
Ford Motor Credit Co. LLC
6.80%, due 5/12/28	400,000	398,857
	Principal Amount	Value

Auto Manufacturers (continued)
General Motors Financial Co., Inc.
6.05%, due 10/10/25	$ 595,000	$ 592,552
Hyundai Capital America
5.68%, due 6/26/28 (a)	580,000	561,148
		1,707,281
Auto Parts & Equipment 0.1%
Aptiv plc
3.25%, due 3/1/32	320,000	256,457
Banks 5.2%
ABN AMRO Bank NV
6.339% (1 Year Treasury Constant Maturity Rate + 1.65%), due 9/18/27 (a)(b)	400,000	395,618
Bank of America Corp. (c)
1.734%, due 7/22/27	1,040,000	917,811
1.922%, due 10/24/31	153,000	112,827
2.087%, due 6/14/29	865,000	714,183
5.202%, due 4/25/29	660,000	627,505
Bank of New York Mellon Corp. (The)
6.474%, due 10/25/34 (c)	175,000	175,585
Barclays plc
5.829%, due 5/9/27 (c)	980,000	957,608
7.385% (1 Year Treasury Constant Maturity Rate + 3.30%), due 11/2/28 (b)	405,000	409,437
Citigroup, Inc. (c)
2.014%, due 1/25/26	875,000	826,176
5.61%, due 9/29/26	1,050,000	1,036,517
6.174%, due 5/25/34	410,000	381,109
Citizens Bank NA
6.064%, due 10/24/25 (c)	380,000	363,383
Credit Suisse AG
7.95%, due 1/9/25	1,000,000	1,014,263
Danske Bank A/S
6.466% (1 Year Treasury Constant Maturity Rate + 2.10%), due 1/9/26 (a)(b)	850,000	846,497
Deutsche Bank AG
7.079%, due 2/10/34 (c)	270,000	237,847
Fifth Third Bancorp
6.361%, due 10/27/28 (c)	395,000	384,450
Goldman Sachs Group, Inc. (The)
5.70%, due 11/1/24	850,000	846,797
HSBC Holdings plc (c)
6.547%, due 6/20/34	330,000	306,685
7.39%, due 11/3/28	470,000	482,126

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Balanced Fund

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Huntington National Bank (The)
5.65%, due 1/10/30	$ 565,000	$ 517,633
JPMorgan Chase & Co. (c)
1.578%, due 4/22/27	1,010,000	901,056
4.565%, due 6/14/30	500,000	458,883
5.546%, due 12/15/25	730,000	724,515
KeyBank NA
5.85%, due 11/15/27	790,000	731,623
Manufacturers & Traders Trust Co.
4.70%, due 1/27/28	430,000	389,656
Mitsubishi UFJ Financial Group, Inc.
5.406% (1 Year Treasury Constant Maturity Rate + 1.97%), due 4/19/34 (b)	215,000	199,781
Morgan Stanley (c)
4.679%, due 7/17/26	1,314,000	1,276,760
5.123%, due 2/1/29	150,000	142,814
6.296%, due 10/18/28	160,000	159,712
Morgan Stanley Bank NA
4.754%, due 4/21/26	425,000	413,969
National Securities Clearing Corp.
5.00%, due 5/30/28 (a)	375,000	364,067
PNC Financial Services Group, Inc. (The) (c)
5.582%, due 6/12/29	195,000	186,704
5.812%, due 6/12/26	415,000	409,497
6.615%, due 10/20/27	545,000	546,354
Royal Bank of Canada
5.66%, due 10/25/24	605,000	603,019
Truist Financial Corp. (c)
5.122%, due 1/26/34	160,000	137,283
7.161%, due 10/30/29	135,000	135,796
U.S. Bancorp (c)
2.677%, due 1/27/33	245,000	179,603
5.775%, due 6/12/29	495,000	475,973
5.836%, due 6/12/34	210,000	193,424
6.787%, due 10/26/27	385,000	387,880
UBS Group AG (a)
6.327% (1 Year Treasury Constant Maturity Rate + 1.60%), due 12/22/27 (b)	560,000	554,358
6.442%, due 8/11/28 (c)	550,000	544,272
Wells Fargo & Co. (c)
5.389%, due 4/24/34	425,000	384,733
6.303%, due 10/23/29	625,000	619,832
		22,675,621
	Principal Amount	Value

Beverages 0.1%
Constellation Brands, Inc.
4.90%, due 5/1/33	$ 345,000	$ 311,495
Keurig Dr Pepper, Inc.
4.05%, due 4/15/32	105,000	90,324
		401,819
Biotechnology 0.2%
Amgen, Inc.
4.05%, due 8/18/29	590,000	539,658
5.15%, due 3/2/28	300,000	292,794
5.25%, due 3/2/30	200,000	191,999
		1,024,451
Chemicals 0.3%
Celanese US Holdings LLC
6.33%, due 7/15/29	420,000	404,853
6.55%, due 11/15/30	230,000	221,226
RPM International, Inc.
2.95%, due 1/15/32	575,000	436,985
		1,063,064
Commercial Services 0.1%
Global Payments, Inc.
2.15%, due 1/15/27	400,000	351,510
Computers 0.0% ‡
Dell International LLC
5.75%, due 2/1/33	155,000	146,563
Diversified Financial Services 0.8%
AerCap Ireland Capital DAC
3.00%, due 10/29/28	550,000	463,234
Air Lease Corp.
0.70%, due 2/15/24	1,425,000	1,401,741
American Express Co.
6.489%, due 10/30/31 (c)	390,000	390,586
Blackstone Holdings Finance Co. LLC
5.90%, due 11/3/27 (a)	605,000	599,220
Intercontinental Exchange, Inc.
4.35%, due 6/15/29	720,000	663,838
		3,518,619
Electric 1.5%
AEP Texas, Inc.
4.70%, due 5/15/32	40,000	35,503
American Electric Power Co., Inc.
5.625%, due 3/1/33	220,000	206,497
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Appalachian Power Co.
Series BB
4.50%, due 8/1/32	$ 45,000	$ 39,281
Arizona Public Service Co.
5.55%, due 8/1/33	415,000	389,866
Commonwealth Edison Co.
3.10%, due 11/1/24	290,000	282,288
Duke Energy Carolinas LLC
4.95%, due 1/15/33	195,000	180,093
Duke Energy Corp.
2.45%, due 6/1/30	240,000	191,257
4.50%, due 8/15/32	140,000	122,285
Duke Energy Ohio, Inc.
5.25%, due 4/1/33	70,000	65,776
Enel Finance America LLC
7.10%, due 10/14/27 (a)	420,000	429,460
Entergy Arkansas LLC
5.15%, due 1/15/33	220,000	204,778
Florida Power & Light Co.
5.05%, due 4/1/28	640,000	626,183
Georgia Power Co.
4.65%, due 5/16/28	755,000	721,263
National Rural Utilities Cooperative Finance Corp.
5.05%, due 9/15/28	330,000	320,515
NextEra Energy Capital Holdings, Inc.
6.051%, due 3/1/25	280,000	279,840
Pacific Gas and Electric Co.
5.45%, due 6/15/27	400,000	382,191
6.10%, due 1/15/29	240,000	230,914
6.15%, due 1/15/33	450,000	414,161
6.40%, due 6/15/33	110,000	103,229
PECO Energy Co.
4.90%, due 6/15/33	310,000	286,829
Southern California Edison Co.
5.30%, due 3/1/28	380,000	371,512
5.95%, due 11/1/32	175,000	170,905
Southern Co. (The)
5.15%, due 10/6/25	220,000	217,388
5.70%, due 10/15/32	100,000	95,806
		6,367,820
Entertainment 0.1%
Warnermedia Holdings, Inc.
4.054%, due 3/15/29	224,000	198,211
	Principal Amount	Value

Environmental Control 0.1%
Waste Connections, Inc.
2.60%, due 2/1/30	$ 445,000	$ 368,297
Food 0.0% ‡
Kraft Heinz Foods Co.
3.75%, due 4/1/30	130,000	113,829
Gas 0.2%
CenterPoint Energy Resources Corp.
1.75%, due 10/1/30	550,000	414,131
Southwest Gas Corp.
5.45%, due 3/23/28	220,000	214,814
		628,945
Healthcare-Products 0.1%
Baxter International, Inc.
3.95%, due 4/1/30	610,000	530,160
Healthcare-Services 0.1%
HCA, Inc.
3.625%, due 3/15/32	115,000	92,376
5.50%, due 6/1/33	430,000	392,296
		484,672
Insurance 0.2%
Corebridge Financial, Inc.
3.85%, due 4/5/29	325,000	287,226
Reinsurance Group of America, Inc.
6.00%, due 9/15/33	420,000	395,040
		682,266
Internet 0.2%
Amazon.com, Inc.
2.10%, due 5/12/31	430,000	338,957
Meta Platforms, Inc.
3.85%, due 8/15/32	440,000	382,417
		721,374
Investment Companies 0.1%
Blackstone Private Credit Fund
7.05%, due 9/29/25	420,000	418,396
Media 0.1%
Charter Communications Operating LLC
2.80%, due 4/1/31	210,000	160,594

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Balanced Fund

	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
Paramount Global
4.20%, due 5/19/32	$ 605,000	$ 467,115
		627,709
Miscellaneous—Manufacturing 0.0% ‡
3M Co.
3.05%, due 4/15/30	209,000	176,492
Oil & Gas 0.1%
Phillips 66 Co.
3.15%, due 12/15/29	535,000	456,880
Pharmaceuticals 0.2%
AbbVie, Inc.
2.95%, due 11/21/26	240,000	222,279
CVS Health Corp.
3.75%, due 4/1/30	170,000	147,902
5.30%, due 6/1/33	65,000	60,030
Merck & Co., Inc.
2.15%, due 12/10/31	415,000	319,883
Pfizer Investment Enterprises Pte. Ltd.
4.75%, due 5/19/33	210,000	192,991
		943,085
Pipelines 0.4%
Columbia Pipelines Operating Co. LLC
5.927%, due 8/15/30 (a)	270,000	260,705
Energy Transfer LP
3.75%, due 5/15/30	185,000	158,116
5.75%, due 2/15/33	205,000	192,177
Enterprise Products Operating LLC
5.35%, due 1/31/33	430,000	409,855
MPLX LP
4.95%, due 9/1/32	178,000	158,021
Targa Resources Partners LP
5.50%, due 3/1/30	755,000	695,748
		1,874,622
Real Estate Investment Trusts 0.3%
American Tower Corp.
2.10%, due 6/15/30	660,000	502,702
CubeSmart LP
2.25%, due 12/15/28	340,000	280,873
Simon Property Group LP
1.75%, due 2/1/28	425,000	356,771
	Principal Amount	Value

Real Estate Investment Trusts (continued)
Sun Communities Operating LP
2.70%, due 7/15/31	$ 435,000	$ 324,652
		1,464,998
Retail 0.3%
AutoZone, Inc.
5.20%, due 8/1/33	415,000	376,405
Home Depot, Inc. (The)
1.875%, due 9/15/31	385,000	290,600
Lowe's Cos., Inc.
4.80%, due 4/1/26	310,000	303,629
5.00%, due 4/15/33	205,000	186,498
5.15%, due 7/1/33	105,000	96,098
		1,253,230
Semiconductors 0.4%
Broadcom, Inc.
2.45%, due 2/15/31 (a)	385,000	295,455
Intel Corp.
5.125%, due 2/10/30	290,000	280,619
5.20%, due 2/10/33	215,000	202,975
Micron Technology, Inc.
5.375%, due 4/15/28	380,000	364,765
5.875%, due 9/15/33	215,000	198,492
QUALCOMM, Inc.
2.15%, due 5/20/30	490,000	396,350
		1,738,656
Software 0.1%
Microsoft Corp.
2.525%, due 6/1/50	220,000	125,933
Oracle Corp.
4.50%, due 5/6/28	220,000	208,159
6.15%, due 11/9/29	170,000	170,614
		504,706
Telecommunications 0.6%
AT&T, Inc.
4.35%, due 3/1/29	955,000	879,160
5.40%, due 2/15/34	305,000	280,243
T-Mobile USA, Inc.
2.625%, due 4/15/26	675,000	623,853
2.625%, due 2/15/29	135,000	113,178
5.75%, due 1/15/34	405,000	384,242
Verizon Communications, Inc.
2.10%, due 3/22/28	340,000	290,020
3.376%, due 2/15/25	8,000	7,757
		2,578,453
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Transportation 0.1%
Norfolk Southern Corp.
3.00%, due 3/15/32	$ 250,000	$ 200,951
Union Pacific Corp.
2.80%, due 2/14/32	245,000	196,142
United Parcel Service, Inc.
4.45%, due 4/1/30	220,000	206,364
		603,457
Trucking & Leasing 0.1%
Penske Truck Leasing Co. LP (a)
5.75%, due 5/24/26	230,000	226,245
6.05%, due 8/1/28	165,000	161,879
		388,124
Total Corporate Bonds (Cost $57,608,288)		54,837,540
Mortgage-Backed Securities 0.5%
Agency (Collateralized Mortgage Obligation) 0.1%
FNMA
REMIC, Series 2021-3, Class TI
2.50%, due 2/25/51 (d)	2,586,258	414,521
Commercial Mortgage Loans (Collateralized Mortgage Obligation) 0.2%
Citigroup Commercial Mortgage Trust
Series 2020-GC46, Class A5
2.717%, due 2/15/53	1,000,000	807,742
Whole Loan (Collateralized Mortgage Obligation) 0.2%
A&D Mortgage Trust
Series 2023-NQM3, Class A1
6.733%, due 7/25/68 (a)(e)	786,010	780,773
Total Mortgage-Backed Securities (Cost $2,232,849)		2,003,036
U.S. Government & Federal Agencies 21.1%
United States Treasury Bonds 0.1%
U.S. Treasury Bonds
4.375%, due 8/15/43	450,000	401,343
United States Treasury Notes 21.0%
U.S. Treasury Notes
2.50%, due 5/15/24	8,725,000	8,586,286
2.625%, due 12/31/23	1,300,000	1,293,904
3.875%, due 8/15/33	5,837,000	5,372,776
	Principal Amount	Value

United States Treasury Notes (continued)
U.S. Treasury Notes (continued)
4.625%, due 10/15/26	$ 18,525,000	$ 18,387,510
4.875%, due 10/31/28	15,075,000	15,106,799
4.875%, due 10/31/30	16,250,000	16,216,992
5.00%, due 10/31/25	26,615,000	26,582,771
		91,547,038
Total U.S. Government & Federal Agencies (Cost $92,275,609)		91,948,381
Total Long-Term Bonds (Cost $156,415,775)		152,997,257

	Shares

Common Stocks 54.6%
Aerospace & Defense 1.7%
General Dynamics Corp.	17,251	4,162,839
L3Harris Technologies, Inc.	18,918	3,394,078
		7,556,917
Air Freight & Logistics 0.7%
United Parcel Service, Inc., Class B	22,929	3,238,721
Automobile Components 0.8%
Gentex Corp.	124,508	3,570,889
Banks 4.7%
JPMorgan Chase & Co.	61,019	8,485,302
M&T Bank Corp.	37,304	4,206,026
New York Community Bancorp, Inc.	358,121	3,394,987
PNC Financial Services Group, Inc. (The)	36,719	4,203,224
		20,289,539
Beverages 1.4%
Keurig Dr Pepper, Inc.	109,480	3,320,528
Pernod Ricard SA, Sponsored ADR	74,850	2,658,747
		5,979,275
Biotechnology 0.9%
Gilead Sciences, Inc.	50,179	3,941,059
Building Products 1.3%
Fortune Brands Innovations, Inc.	40,762	2,274,520
Johnson Controls International plc	70,349	3,448,508
		5,723,028

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Balanced Fund

	Shares	Value
Common Stocks (continued)
Capital Markets 4.1%
Ares Management Corp.	32,073	$ 3,162,077
Blackstone, Inc.	22,705	2,096,807
Intercontinental Exchange, Inc.	31,526	3,387,153
LPL Financial Holdings, Inc.	10,830	2,431,552
Morgan Stanley	46,160	3,269,051
Raymond James Financial, Inc.	38,296	3,654,970
		18,001,610
Chemicals 0.6%
Axalta Coating Systems Ltd. (f)	99,958	2,621,898
Communications Equipment 2.4%
Cisco Systems, Inc.	135,276	7,051,938
F5, Inc. (f)	23,387	3,545,235
		10,597,173
Containers & Packaging 0.5%
Sealed Air Corp.	63,976	1,969,821
Distributors 0.7%
LKQ Corp.	72,679	3,192,062
Diversified Consumer Services 0.8%
H&R Block, Inc.	85,235	3,498,897
Electric Utilities 0.8%
Exelon Corp.	83,785	3,262,588
Electrical Equipment 0.9%
Emerson Electric Co.	42,933	3,819,749
Electronic Equipment, Instruments & Components 0.8%
Corning, Inc.	123,948	3,316,849
Entertainment 0.8%
Electronic Arts, Inc.	28,513	3,529,624
Financial Services 0.6%
Global Payments, Inc.	26,092	2,771,492
Food Products 0.8%
Archer-Daniels-Midland Co.	49,891	3,570,699
	Shares	Value

Gas Utilities 0.8%
Atmos Energy Corp.	31,185	$ 3,357,377
Ground Transportation 0.6%
Knight-Swift Transportation Holdings, Inc.	56,070	2,741,262
Health Care Equipment & Supplies 1.8%
Becton Dickinson & Co.	16,037	4,053,833
Boston Scientific Corp. (f)	70,205	3,593,794
		7,647,627
Health Care Providers & Services 3.4%
Centene Corp. (f)	67,344	4,645,389
Elevance Health, Inc.	11,352	5,109,422
UnitedHealth Group, Inc.	9,345	5,004,808
		14,759,619
Health Care REITs 0.9%
Welltower, Inc.	47,692	3,987,528
Hotel & Resort REITs 0.7%
Host Hotels & Resorts, Inc.	190,324	2,946,216
Household Durables 0.6%
Lennar Corp., Class A	22,702	2,421,849
Insurance 3.0%
American International Group, Inc.	70,611	4,329,160
Chubb Ltd.	21,100	4,528,482
MetLife, Inc.	71,677	4,301,337
		13,158,979
Interactive Media & Services 0.7%
Alphabet, Inc., Class C (f)	25,299	3,169,965
IT Services 0.7%
Amdocs Ltd.	35,154	2,817,945
Machinery 0.6%
Middleby Corp. (The) (f)	22,092	2,493,524
Media 0.7%
Omnicom Group, Inc.	40,744	3,052,133
Multi-Utilities 0.8%
Sempra	52,403	3,669,782
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2023†^ (continued)
	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels 5.1%
ConocoPhillips	49,392	$ 5,867,769
Coterra Energy, Inc.	139,666	3,840,815
Diamondback Energy, Inc.	24,622	3,947,399
EOG Resources, Inc.	30,823	3,891,404
Phillips 66	40,043	4,567,705
		22,115,092
Personal Care Products 0.7%
Unilever plc, Sponsored ADR	68,430	3,240,161
Pharmaceuticals 4.1%
AstraZeneca plc, Sponsored ADR	48,580	3,071,714
Merck & Co., Inc.	60,147	6,177,097
Pfizer, Inc.	201,950	6,171,592
Roche Holding AG	8,819	2,267,161
		17,687,564
Real Estate Management & Development 0.7%
CBRE Group, Inc., Class A (f)	43,570	3,021,144
Semiconductors & Semiconductor Equipment 2.2%
Analog Devices, Inc.	19,741	3,105,852
NXP Semiconductors NV	17,891	3,084,945
QUALCOMM, Inc.	31,248	3,405,719
		9,596,516
Specialized REITs 0.9%
Gaming and Leisure Properties, Inc.	81,482	3,698,467
Specialty Retail 0.3%
Victoria's Secret & Co. (f)	77,943	1,393,621
Total Common Stocks (Cost $224,225,497)		237,428,261
Exchange-Traded Funds 8.5%
iShares Intermediate Government/Credit Bond ETF	69,118	6,949,124
iShares Russell 1000 Value ETF	136,706	20,016,492
Vanguard Intermediate-Term Treasury ETF	38,979	2,203,093
Vanguard Russell 1000 Value (g)	123,521	7,939,930
Total Exchange-Traded Funds (Cost $37,983,850)		37,108,639
	Shares	Value
Short-Term Investments 1.2%
Affiliated Investment Company 0.5%
MainStay U.S. Government Liquidity Fund, 5.275% (h)	2,082,692	$ 2,082,692
Unaffiliated Investment Company 0.7%
Invesco Government & Agency Portfolio, 5.357% (h)(i)	3,236,935	3,236,935
Total Short-Term Investments (Cost $5,319,627)		5,319,627
Total Investments (Cost $423,944,749)	99.5%	432,853,784
Other Assets, Less Liabilities	0.5	2,263,467
Net Assets	100.0%	$ 435,117,251

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2023.
(c)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2023.
(d)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(e)	Step coupon—Rate shown was the rate in effect as of October 31, 2023.
(f)	Non-income producing security.
(g)	All or a portion of this security was held on loan. As of October 31, 2023, the aggregate market value of securities on loan was $3,172,196. The Fund received cash collateral with a value of $3,236,935. (See Note 2(I))
(h)	Current yield as of October 31, 2023.
(i)	Represents a security purchased with cash collateral received for securities on loan.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Balanced Fund

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 10,985	$ 39,525	$ (48,427)	$ —	$ —	$ 2,083	$ 156	$ —	2,083
Futures Contracts
As of October 31, 2023, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 5 Year Notes	172	December 2023	$ 18,322,600	$ 17,969,969	$ (352,631)
U.S. Treasury 10 Year Notes	2	December 2023	222,098	212,344	(9,754)
Total Long Contracts					(362,385)
Short Contracts
U.S. Treasury 2 Year Notes	(9)	December 2023	(1,832,540)	(1,821,797)	10,743
U.S. Treasury 10 Year Ultra Bonds	(18)	December 2023	(2,071,656)	(1,958,907)	112,749
U.S. Treasury Long Bonds	(4)	December 2023	(481,242)	(437,750)	43,492
U.S. Treasury Ultra Bonds	(2)	December 2023	(255,246)	(225,125)	30,121
Total Short Contracts					197,105
Net Unrealized Depreciation					$ (165,280)

1.	As of October 31, 2023, cash in the amount of $181,875 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2023.
Abbreviation(s):
ADR—American Depositary Receipt
CLO—Collateralized Loan Obligation
ETF—Exchange-Traded Fund
FNMA—Federal National Mortgage Association
REIT—Real Estate Investment Trust
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2023†^ (continued)
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 4,208,300	$ —	$ 4,208,300
Corporate Bonds	—	54,837,540	—	54,837,540
Mortgage-Backed Securities	—	2,003,036	—	2,003,036
U.S. Government & Federal Agencies	—	91,948,381	—	91,948,381
Total Long-Term Bonds	—	152,997,257	—	152,997,257
Common Stocks	237,428,261	—	—	237,428,261
Exchange-Traded Funds	37,108,639	—	—	37,108,639
Short-Term Investments
Affiliated Investment Company	2,082,692	—	—	2,082,692
Unaffiliated Investment Company	3,236,935	—	—	3,236,935
Total Short-Term Investments	5,319,627	—	—	5,319,627
Total Investments in Securities	279,856,527	152,997,257	—	432,853,784
Other Financial Instruments
Futures Contracts (b)	197,105	—	—	197,105
Total Investments in Securities and Other Financial Instruments	$ 280,053,632	$ 152,997,257	$ —	$ 433,050,889
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (362,385)	$ —	$ —	$ (362,385)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Balanced Fund

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $421,862,057) including securities on loan of $3,172,196	$430,771,092
Investment in affiliated investment companies, at value (identified cost $2,082,692)	2,082,692
Cash	6,060,517
Cash collateral on deposit at broker for futures contracts	181,875
Receivables:
Investment securities sold	2,386,186
Dividends and interest	1,111,949
Fund shares sold	426,422
Securities lending	8,524
Other assets	42,399
Total assets	443,071,656
Liabilities
Cash collateral received for securities on loan	3,236,935
Payables:
Investment securities purchased	3,559,271
Fund shares redeemed	656,090
Manager (See Note 3)	245,230
Transfer agent (See Note 3)	110,122
NYLIFE Distributors (See Note 3)	92,578
Professional fees	16,453
Variation margin on futures contracts	13,656
Custodian	11,724
Shareholder communication	11,425
Accrued expenses	921
Total liabilities	7,954,405
Net assets	$435,117,251
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 15,917
Additional paid-in-capital	428,964,510
428,980,427
Total distributable earnings (loss)	6,136,824
Net assets	$435,117,251
Class A
Net assets applicable to outstanding shares	$328,664,503
Shares of beneficial interest outstanding	12,022,814
Net asset value per share outstanding	$ 27.34
Maximum sales charge (3.00% of offering price)	0.85
Maximum offering price per share outstanding	$ 28.19
Investor Class
Net assets applicable to outstanding shares	$ 36,675,052
Shares of beneficial interest outstanding	1,341,683
Net asset value per share outstanding	$ 27.34
Maximum sales charge (2.50% of offering price)	0.70
Maximum offering price per share outstanding	$ 28.04
Class B
Net assets applicable to outstanding shares	$ 2,998,885
Shares of beneficial interest outstanding	111,214
Net asset value and offering price per share outstanding(a)	$ 26.97
Class C
Net assets applicable to outstanding shares	$ 11,121,276
Shares of beneficial interest outstanding	412,603
Net asset value and offering price per share outstanding	$ 26.95
Class I
Net assets applicable to outstanding shares	$ 53,112,876
Shares of beneficial interest outstanding	1,935,889
Net asset value and offering price per share outstanding	$ 27.44
Class R1
Net assets applicable to outstanding shares	$ 154,016
Shares of beneficial interest outstanding	5,624
Net asset value and offering price per share outstanding(a)	$ 27.38
Class R2
Net assets applicable to outstanding shares	$ 467,080
Shares of beneficial interest outstanding	17,049
Net asset value and offering price per share outstanding	$ 27.40
Class R3
Net assets applicable to outstanding shares	$ 1,871,361
Shares of beneficial interest outstanding	68,671
Net asset value and offering price per share outstanding	$ 27.25
Class R6
Net assets applicable to outstanding shares	$ 52,202
Shares of beneficial interest outstanding	1,900
Net asset value and offering price per share outstanding	$ 27.47

(a)	The difference between the calculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Statement of Operations for the year ended October 31, 2023
Investment Income (Loss)
Income
Interest	$ 7,288,047
Dividends-unaffiliated (net of foreign tax withholding of $25,596)	7,206,529
Dividends-affiliated	155,508
Securities lending, net	34,977
Total income	14,685,061
Expenses
Manager (See Note 3)	3,061,694
Distribution/Service—Class A (See Note 3)	875,187
Distribution/Service—Investor Class (See Note 3)	99,238
Distribution/Service—Class B (See Note 3)	44,172
Distribution/Service—Class C (See Note 3)	141,614
Distribution/Service—Class R2 (See Note 3)	1,530
Distribution/Service—Class R3 (See Note 3)	9,852
Transfer agent (See Note 3)	665,382
Registration	122,399
Professional fees	105,376
Custodian	33,709
Trustees	12,127
Shareholder communication	11,068
Shareholder service (See Note 3)	2,774
Miscellaneous	18,790
Total expenses before waiver/reimbursement	5,204,912
Expense waiver/reimbursement from Manager (See Note 3)	(57,114)
Reimbursement from prior custodian(a)	(955)
Net expenses	5,146,843
Net investment income (loss)	9,538,218
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	157,437
Futures transactions	(642,945)
Foreign currency transactions	411
Net realized gain (loss)	(485,097)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(12,417,142)
Futures contracts	66,362
Translation of other assets and liabilities in foreign currencies	2,183
Net change in unrealized appreciation (depreciation)	(12,348,597)
Net realized and unrealized gain (loss)	(12,833,694)
Net increase (decrease) in net assets resulting from operations	$ (3,295,476)

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Balanced Fund

Statements of Changes in Net Assets
for the years ended October 31, 2023 and October 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 9,538,218	$ 5,633,375
Net realized gain (loss)	(485,097)	(1,157,514)
Net change in unrealized appreciation (depreciation)	(12,348,597)	(31,897,318)
Net increase (decrease) in net assets resulting from operations	(3,295,476)	(27,421,457)
Distributions to shareholders:
Class A	(7,916,075)	(68,171,865)
Investor Class	(791,702)	(9,028,686)
Class B	(50,948)	(1,805,691)
Class C	(167,807)	(4,789,167)
Class I	(1,495,744)	(12,813,121)
Class R1	(4,769)	(22,059)
Class R2	(12,812)	(194,564)
Class R3	(38,396)	(443,499)
Class R6	(1,952)	(12,112)
Total distributions to shareholders	(10,480,205)	(97,280,764)
Capital share transactions:
Net proceeds from sales of shares	61,966,081	85,070,719
Net asset value of shares issued to shareholders in reinvestment of distributions	10,314,554	95,556,872
Cost of shares redeemed	(92,500,140)	(88,508,384)
Increase (decrease) in net assets derived from capital share transactions	(20,219,505)	92,119,207
Net increase (decrease) in net assets	(33,995,186)	(32,583,014)
Net Assets
Beginning of year	469,112,437	501,695,451
End of year	$435,117,251	$469,112,437
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 28.21	$ 37.09	$ 29.72	$ 30.98	$ 31.49
Net investment income (loss) (a)	0.59	0.36	0.27	0.36	0.44
Net realized and unrealized gain (loss)	(0.82)	(2.03)	7.70	(0.54)	1.58
Total from investment operations	(0.23)	(1.67)	7.97	(0.18)	2.02
Less distributions:
From net investment income	(0.61)	(0.33)	(0.28)	(0.41)	(0.46)
From net realized gain on investments	(0.03)	(6.88)	(0.32)	(0.67)	(2.07)
Total distributions	(0.64)	(7.21)	(0.60)	(1.08)	(2.53)
Net asset value at end of year	$ 27.34	$ 28.21	$ 37.09	$ 29.72	$ 30.98
Total investment return (b)	(0.86)%	(5.35)%	27.03%	(0.53)%	7.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.06%	1.22%	0.78%	1.21%	1.47%
Net expenses (c)	1.06%	1.06%	1.08%	1.13%	1.12%
Portfolio turnover rate	313%	290%	182%	217%	194%
Net assets at end of year (in 000’s)	$ 328,665	$ 345,376	$ 343,224	$ 252,574	$ 279,636

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 28.20	$ 37.10	$ 29.75	$ 31.01	$ 31.51
Net investment income (loss) (a)	0.51	0.28	0.19	0.29	0.38
Net realized and unrealized gain (loss)	(0.80)	(2.03)	7.69	(0.55)	1.58
Total from investment operations	(0.29)	(1.75)	7.88	(0.26)	1.96
Less distributions:
From net investment income	(0.54)	(0.27)	(0.21)	(0.33)	(0.39)
From net realized gain on investments	(0.03)	(6.88)	(0.32)	(0.67)	(2.07)
Total distributions	(0.57)	(7.15)	(0.53)	(1.00)	(2.46)
Net asset value at end of year	$ 27.34	$ 28.20	$ 37.10	$ 29.75	$ 31.01
Total investment return (b)	(1.08)%	(5.62)%	26.68%	(0.75)%	6.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.81%	0.95%	0.54%	0.97%	1.26%
Net expenses (c)	1.31%	1.32%	1.35%	1.38%	1.33%
Expenses (before waiver/reimbursement) (c)	1.41%	1.34%	1.37%	1.40%	1.35%
Portfolio turnover rate	313%	290%	182%	217%	194%
Net assets at end of year (in 000's)	$ 36,675	$ 40,341	$ 46,706	$ 47,358	$ 53,006

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay Balanced Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 27.81	$ 36.72	$ 29.56	$ 30.82	$ 31.35
Net investment income (loss) (a)	0.30	0.05	(0.07)	0.07	0.16
Net realized and unrealized gain (loss)	(0.80)	(1.99)	7.63	(0.54)	1.54
Total from investment operations	(0.50)	(1.94)	7.56	(0.47)	1.70
Less distributions:
From net investment income	(0.31)	(0.09)	(0.08)	(0.12)	(0.16)
From net realized gain on investments	(0.03)	(6.88)	(0.32)	(0.67)	(2.07)
Total distributions	(0.34)	(6.97)	(0.40)	(0.79)	(2.23)
Net asset value at end of year	$ 26.97	$ 27.81	$ 36.72	$ 29.56	$ 30.82
Total investment return (b)	(1.83)%	(6.30)%	25.74%	(1.51)%	6.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.06%	0.18%	(0.21)%	0.23%	0.54%
Net expenses (c)	2.07%	2.07%	2.10%	2.13%	2.08%
Expenses (before waiver/reimbursement) (c)	2.16%	2.09%	2.12%	2.15%	2.10%
Portfolio turnover rate	313%	290%	182%	217%	194%
Net assets at end of year (in 000’s)	$ 2,999	$ 5,798	$ 9,645	$ 10,671	$ 15,049

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 27.80	$ 36.71	$ 29.55	$ 30.81	$ 31.33
Net investment income (loss) (a)	0.30	0.06	(0.07)	0.07	0.18
Net realized and unrealized gain (loss)	(0.81)	(2.00)	7.63	(0.54)	1.53
Total from investment operations	(0.51)	(1.94)	7.56	(0.47)	1.71
Less distributions:
From net investment income	(0.31)	(0.09)	(0.08)	(0.12)	(0.16)
From net realized gain on investments	(0.03)	(6.88)	(0.32)	(0.67)	(2.07)
Total distributions	(0.34)	(6.97)	(0.40)	(0.79)	(2.23)
Net asset value at end of year	$ 26.95	$ 27.80	$ 36.71	$ 29.55	$ 30.81
Total investment return (b)	(1.87)%	(6.30)%	25.75%	(1.51)%	6.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.06%	0.19%	(0.20)%	0.23%	0.59%
Net expenses (c)	2.07%	2.07%	2.10%	2.13%	2.08%
Expenses (before waiver/reimbursement) (c)	2.16%	2.09%	2.12%	2.15%	2.10%
Portfolio turnover rate	313%	290%	182%	217%	194%
Net assets at end of year (in 000’s)	$ 11,121	$ 17,020	$ 26,050	$ 30,769	$ 45,437

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 28.31	$ 37.19	$ 29.80	$ 31.06	$ 31.56
Net investment income (loss) (a)	0.66	0.44	0.37	0.44	0.53
Net realized and unrealized gain (loss)	(0.81)	(2.03)	7.70	(0.55)	1.57
Total from investment operations	(0.15)	(1.59)	8.07	(0.11)	2.10
Less distributions:
From net investment income	(0.69)	(0.41)	(0.36)	(0.48)	(0.53)
From net realized gain on investments	(0.03)	(6.88)	(0.32)	(0.67)	(2.07)
Total distributions	(0.72)	(7.29)	(0.68)	(1.15)	(2.60)
Net asset value at end of year	$ 27.44	$ 28.31	$ 37.19	$ 29.80	$ 31.06
Total investment return (b)	(0.61)%	(5.09)%	27.32%	(0.27)%	7.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.30%	1.47%	1.08%	1.47%	1.75%
Net expenses (c)	0.81%	0.81%	0.84%	0.88%	0.87%
Portfolio turnover rate	313%	290%	182%	217%	194%
Net assets at end of year (in 000’s)	$ 53,113	$ 57,772	$ 72,481	$ 152,036	$ 177,076

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R1	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 28.26	$ 37.14	$ 29.76	$ 31.02	$ 31.52
Net investment income (loss) (a)	0.63	0.41	0.33	0.49	0.50
Net realized and unrealized gain (loss)	(0.82)	(2.03)	7.70	(0.63)	1.57
Total from investment operations	(0.19)	(1.62)	8.03	(0.14)	2.07
Less distributions:
From net investment income	(0.66)	(0.38)	(0.33)	(0.45)	(0.50)
From net realized gain on investments	(0.03)	(6.88)	(0.32)	(0.67)	(2.07)
Total distributions	(0.69)	(7.26)	(0.65)	(1.12)	(2.57)
Net asset value at end of year	$ 27.38	$ 28.26	$ 37.14	$ 29.76	$ 31.02
Total investment return (b)	(0.70)%	(5.23)%	27.20%	(0.38)%	7.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.22%	1.37%	0.93%	1.60%	1.67%
Net expenses (c)	0.91%	0.91%	0.94%	0.98%	0.97%
Portfolio turnover rate	313%	290%	182%	217%	194%
Net assets at end of year (in 000’s)	$ 154	$ 176	$ 110	$ 78	$ 1,286

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay Balanced Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R2	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 28.26	$ 37.13	$ 29.77	$ 31.02	$ 31.53
Net investment income (loss) (a)	0.56	0.33	0.24	0.34	0.42
Net realized and unrealized gain (loss)	(0.81)	(2.02)	7.69	(0.55)	1.56
Total from investment operations	(0.25)	(1.69)	7.93	(0.21)	1.98
Less distributions:
From net investment income	(0.58)	(0.30)	(0.25)	(0.37)	(0.42)
From net realized gain on investments	(0.03)	(6.88)	(0.32)	(0.67)	(2.07)
Total distributions	(0.61)	(7.18)	(0.57)	(1.04)	(2.49)
Net asset value at end of year	$ 27.40	$ 28.26	$ 37.13	$ 29.77	$ 31.02
Total investment return (b)	(0.94)%	(5.45)%	26.89%	(0.60)%	6.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.97%	1.09%	0.69%	1.14%	1.40%
Net expenses (c)	1.16%	1.16%	1.19%	1.23%	1.22%
Portfolio turnover rate	313%	290%	182%	217%	194%
Net assets at end of year (in 000’s)	$ 467	$ 651	$ 1,128	$ 1,693	$ 2,882

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R3	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 28.12	$ 37.03	$ 29.70	$ 30.95	$ 31.45
Net investment income (loss) (a)	0.48	0.26	0.16	0.26	0.35
Net realized and unrealized gain (loss)	(0.80)	(2.04)	7.68	(0.55)	1.56
Total from investment operations	(0.32)	(1.78)	7.84	(0.29)	1.91
Less distributions:
From net investment income	(0.52)	(0.25)	(0.19)	(0.29)	(0.34)
From net realized gain on investments	(0.03)	(6.88)	(0.32)	(0.67)	(2.07)
Total distributions	(0.55)	(7.13)	(0.51)	(0.96)	(2.41)
Net asset value at end of year	$ 27.25	$ 28.12	$ 37.03	$ 29.70	$ 30.95
Total investment return (b)	(1.20)%	(5.72)%	26.59%	(0.88)%	6.68%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.71%	0.87%	0.45%	0.86%	1.15%
Net expenses (c)	1.41%	1.41%	1.44%	1.48%	1.47%
Portfolio turnover rate	313%	290%	182%	217%	194%
Net assets at end of year (in 000’s)	$ 1,871	$ 1,925	$ 2,290	$ 2,252	$ 3,048

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R6	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 28.35	$ 37.23	$ 29.83	$ 31.06	$ 31.57
Net investment income (loss) (a)	0.69	0.46	0.39	0.61	0.53
Net realized and unrealized gain (loss)	(0.83)	(2.03)	7.73	(0.69)	1.59
Total from investment operations	(0.14)	(1.57)	8.12	(0.08)	2.12
Less distributions:
From net investment income	(0.71)	(0.43)	(0.40)	(0.48)	(0.56)
From net realized gain on investments	(0.03)	(6.88)	(0.32)	(0.67)	(2.07)
Total distributions	(0.74)	(7.31)	(0.72)	(1.15)	(2.63)
Net asset value at end of year	$ 27.47	$ 28.35	$ 37.23	$ 29.83	$ 31.06
Total investment return (b)	(0.51)%	(5.04)%	27.45%	(0.17)%	7.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.40%	1.55%	1.12%	1.94%	1.75%
Net expenses (c)	0.72%	0.73%	0.74%	0.78%	0.77%
Portfolio turnover rate	313%	290%	182%	217%	194%
Net assets at end of year (in 000’s)	$ 52	$ 53	$ 61	$ 49	$ 14,697

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay Balanced Fund

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Balanced Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Investor Class	February 28, 2008
Class B	January 2, 2004
Class C	December 30, 2002
Class I	May 1, 1989
Class R1*	January 2, 2004
Class R2*	January 2, 2004
Class R3*	April 28, 2006
Class R6	December 15, 2017

*	As of October 31, 2023, Class R1, Class R2 and Class R3 shares are closed to new investors and, upon the close of business on December 29, 2023, Class R1, Class R2 and Class R3 shares are closed to additional investments by existing shareholders. Additionally, Class R1, Class R2 and Class R3 shares will be liquidated on or about February 28, 2024 (the "Liquidation Date"). It is expected that the Fund will distribute to remaining shareholders invested in Class R1, Class R2 or Class R3 shares, on or promptly after the Liquidation Date, a liquidating distribution in cash or cash equivalents equal to the net asset value of such shares.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fees. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to any fees paid under the distribution plans for Class R2 and Class R3 shares.
At a meeting held on September 25-26, 2023, the Board of Trustees (the “Board”) of the Trust, after careful consideration of a number of factors and upon the recommendation of the Fund’s investment adviser, New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), approved a proposal to liquidate Class R1, Class R2 and Class R3 shares of the Fund on or about February 28, 2024, pursuant to the terms of a plan of liquidation.
The Fund's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

29

Notes to Financial Statements (continued)
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated New York Life Investments as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable.
Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the

30	MainStay Balanced Fund

Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy. No securities held by the Fund as of October 31, 2023, were fair valued in such a manner.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Exchange-traded funds  (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns
31

Notes to Financial Statements (continued)
for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of October 31, 2023, are shown in the Portfolio of Investments.

32	MainStay Balanced Fund

(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2023, are shown in the Portfolio of Investments.
(J) Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money because the Fund may be unable to invest in higher yielding assets. The Fund is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Fund may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
33

Notes to Financial Statements (continued)
(L) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities as well as to help manage the duration and yield curve positioning of the portfolio.
Fair value of derivative instruments as of October 31, 2023:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$197,105	$197,105
Total Fair Value	$197,105	$197,105

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(362,385)	$(362,385)
Total Fair Value	$(362,385)	$(362,385)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2023:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Transactions	$(642,945)	$(642,945)
Total Net Realized Gain (Loss)	$(642,945)	$(642,945)

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$66,362	$66,362
Total Net Change in Unrealized Appreciation (Depreciation)	$66,362	$66,362

Average Notional Amount	Total
Futures Contracts Long	$18,993,751
Futures Contracts Short	$ (6,886,988)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisors. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective March 5, 2021 due to the removal of MacKay Shields LLC ("MacKay Shields") as a subadvisor to the equity portion of the Fund and the appointment of Wellington Management Company LLP (“Wellington” or the “Subadvisor”) as a subadvisor to the equity portion of the Fund. Wellington, a registered investment adviser, is responsible for the day-to-day portfolio management of the equity portion of the Fund, pursuant to the terms of a Subadvisory Agreement (a “Subadvisory Agreement”) between New York Life Investments and Wellington. NYL Investors LLC (“NYL Investors” or the “Subadvisor,” and, together with Wellington, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors. New York Life Investments pays for the services of the Subadvisors.
Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.65% up to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the year ended October 31, 2023, the effective management fee rate was 0.65% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2023, New York Life Investments earned fees from the Fund in the amount of $3,061,694 and waived fees and/or reimbursed expenses, including the voluntary waiver/reimbursement of certain class specific expenses in the amount of

34	MainStay Balanced Fund

$57,114 and paid Wellington and NYL Investors $726,215 and $535,963, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the year ended October 31, 2023, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 192
Class R2	612
Class R3	1,970
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2023, were $22,483 and $3,082, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the year ended October 31, 2023, of $23,057, $5, $27 and $1,233, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$342,996	$ —
Investor Class	177,954	(39,019)
Class B	19,766	(4,306)
Class C	63,355	(13,789)
Class I	58,589	—
Class R1	188	—
Class R2	599	—
Class R3	1,931	—
Class R6	4	—
35

Notes to Financial Statements (continued)
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$31,796	60.9%
Note 4-Federal Income Tax
As of October 31, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$426,542,928	$24,890,235	$(18,579,379)	$6,310,856
As of October 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$490,844	$(665,768)	$—	$6,311,748	$6,136,824
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $665,768, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$666	$—
During the years ended October 31, 2023 and October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$ 9,944,673	$64,088,486
Long-Term Capital Gains	535,532	33,192,278
Total	$10,480,205	$97,280,764
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended

36	MainStay Balanced Fund

October 31, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2023, purchases and sales of U.S. government securities were $1,166,412 and $1,168,256, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $238,383 and $255,343, respectively.
The Fund may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transactions during the year ended October 31, 2023, were as follows:
Sales (000's)	Realized Gain / (Loss) (000's)
$375	$69
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2023 and October 31, 2022, were as follows:
Class A	Shares	Amount
Year ended October 31, 2023:
Shares sold	1,548,082	$ 44,180,228
Shares issued to shareholders in reinvestment of distributions	274,607	7,784,603
Shares redeemed	(2,164,362)	(61,622,715)
Net increase (decrease) in shares outstanding before conversion	(341,673)	(9,657,884)
Shares converted into Class A (See Note 1)	133,110	3,781,693
Shares converted from Class A (See Note 1)	(13,254)	(377,528)
Net increase (decrease)	(221,817)	$ (6,253,719)
Year ended October 31, 2022:
Shares sold	2,360,165	$ 70,853,579
Shares issued to shareholders in reinvestment of distributions	2,244,761	66,915,052
Shares redeemed	(1,808,327)	(53,389,436)
Net increase (decrease) in shares outstanding before conversion	2,796,599	84,379,195
Shares converted into Class A (See Note 1)	195,265	5,809,937
Shares converted from Class A (See Note 1)	(2,017)	(57,537)
Net increase (decrease)	2,989,847	$ 90,131,595

Investor Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	64,061	$ 1,827,161
Shares issued to shareholders in reinvestment of distributions	27,830	789,111
Shares redeemed	(130,944)	(3,733,182)
Net increase (decrease) in shares outstanding before conversion	(39,053)	(1,116,910)
Shares converted into Investor Class (See Note 1)	36,922	1,060,041
Shares converted from Investor Class (See Note 1)	(86,523)	(2,454,105)
Net increase (decrease)	(88,654)	$ (2,510,974)
Year ended October 31, 2022:
Shares sold	93,127	$ 2,823,914
Shares issued to shareholders in reinvestment of distributions	302,372	9,025,295
Shares redeemed	(120,603)	(3,615,118)
Net increase (decrease) in shares outstanding before conversion	274,896	8,234,091
Shares converted into Investor Class (See Note 1)	30,476	895,730
Shares converted from Investor Class (See Note 1)	(134,021)	(4,026,279)
Net increase (decrease)	171,351	$ 5,103,542

Class B	Shares	Amount
Year ended October 31, 2023:
Shares sold	2,287	$ 64,388
Shares issued to shareholders in reinvestment of distributions	1,744	48,820
Shares redeemed	(47,813)	(1,340,758)
Net increase (decrease) in shares outstanding before conversion	(43,782)	(1,227,550)
Shares converted from Class B (See Note 1)	(53,489)	(1,507,157)
Net increase (decrease)	(97,271)	$ (2,734,707)
Year ended October 31, 2022:
Shares sold	8,150	$ 241,370
Shares issued to shareholders in reinvestment of distributions	56,056	1,653,945
Shares redeemed	(64,900)	(1,895,859)
Net increase (decrease) in shares outstanding before conversion	(694)	(544)
Shares converted from Class B (See Note 1)	(53,480)	(1,538,713)
Net increase (decrease)	(54,174)	$ (1,539,257)

37

Notes to Financial Statements (continued)
Class C	Shares	Amount
Year ended October 31, 2023:
Shares sold	42,430	$ 1,204,480
Shares issued to shareholders in reinvestment of distributions	5,996	167,716
Shares redeemed	(218,174)	(6,111,194)
Net increase (decrease) in shares outstanding before conversion	(169,748)	(4,738,998)
Shares converted from Class C (See Note 1)	(29,912)	(841,362)
Net increase (decrease)	(199,660)	$ (5,580,360)
Year ended October 31, 2022:
Shares sold	68,601	$ 2,020,751
Shares issued to shareholders in reinvestment of distributions	162,107	4,781,182
Shares redeemed	(288,775)	(8,590,050)
Net increase (decrease) in shares outstanding before conversion	(58,067)	(1,788,117)
Shares converted from Class C (See Note 1)	(39,389)	(1,131,929)
Net increase (decrease)	(97,456)	$ (2,920,046)

Class I	Shares	Amount
Year ended October 31, 2023:
Shares sold	491,436	$ 14,118,732
Shares issued to shareholders in reinvestment of distributions	51,766	1,472,892
Shares redeemed	(660,021)	(18,893,780)
Net increase (decrease) in shares outstanding before conversion	(116,819)	(3,302,156)
Shares converted into Class I (See Note 1)	12,813	366,508
Shares converted from Class I (See Note 1)	(969)	(28,090)
Net increase (decrease)	(104,975)	$ (2,963,738)
Year ended October 31, 2022:
Shares sold	290,133	$ 8,591,839
Shares issued to shareholders in reinvestment of distributions	421,036	12,591,346
Shares redeemed	(620,781)	(19,940,257)
Net increase (decrease) in shares outstanding before conversion	90,388	1,242,928
Shares converted into Class I (See Note 1)	1,718	48,791
Net increase (decrease)	92,106	$ 1,291,719

Class R1	Shares	Amount
Year ended October 31, 2023:
Shares sold	1,365	$ 38,947
Shares issued to shareholders in reinvestment of distributions	168	4,769
Shares redeemed	(2,149)	(59,921)
Net increase (decrease)	(616)	$ (16,205)
Year ended October 31, 2022:
Shares sold	2,606	$ 72,308
Shares issued to shareholders in reinvestment of distributions	739	22,059
Shares redeemed	(62)	(1,828)
Net increase (decrease)	3,283	$ 92,539

Class R2	Shares	Amount
Year ended October 31, 2023:
Shares sold	828	$ 23,643
Shares issued to shareholders in reinvestment of distributions	296	8,404
Shares redeemed	(7,102)	(198,535)
Net increase (decrease)	(5,978)	$ (166,488)
Year ended October 31, 2022:
Shares sold	3,483	$ 103,858
Shares issued to shareholders in reinvestment of distributions	4,437	132,743
Shares redeemed	(15,258)	(476,966)
Net increase (decrease)	(7,338)	$ (240,365)

Class R3	Shares	Amount
Year ended October 31, 2023:
Shares sold	16,350	$ 466,567
Shares issued to shareholders in reinvestment of distributions	1,284	36,287
Shares redeemed	(17,400)	(496,225)
Net increase (decrease)	234	$ 6,629
Year ended October 31, 2022:
Shares sold	12,338	$ 363,100
Shares issued to shareholders in reinvestment of distributions	14,211	423,138
Shares redeemed	(19,963)	(593,453)
Net increase (decrease)	6,586	$ 192,785

38	MainStay Balanced Fund

Class R6	Shares	Amount
Year ended October 31, 2023:
Shares sold	1,497	$ 41,935
Shares issued to shareholders in reinvestment of distributions	69	1,952
Shares redeemed	(1,534)	(43,830)
Net increase (decrease)	32	$ 57
Year ended October 31, 2022:
Shares issued to shareholders in reinvestment of distributions	405	$ 12,112
Shares redeemed	(182)	(5,417)
Net increase (decrease)	223	$ 6,695
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
39

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Balanced Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with custodians, the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 22, 2023
40	MainStay Balanced Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $535,532 as long term capital gain distributions.
For the fiscal year ended October 31, 2023, the Fund designated approximately $6,749,338 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2023 should be multiplied by 65.06% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2024, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2023. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2023.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
41

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
42	MainStay Balanced Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
43

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
44	MainStay Balanced Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
45

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5013770MS139-23	MSBL11-12/23
(NYLIM) NL231

MainStay Candriam Emerging Markets Equity Fund

Message from the President and Annual Report
October 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Volatile economic and geopolitical forces drove market behavior during the 12-month reporting period ended October 31, 2023. While equity markets generally gained ground, bond prices trended broadly lower.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation and interest rate trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 7.1% in November 2022, and to 3.2% in October 2023. At the same time, the Fed increased the benchmark federal funds rate from 3.75%–4.00% at the beginning of the reporting period to 5.25%–5.50% as of October 31, 2023. As the pace of rate increases slowed during the period, investors hoped for an early shift to a looser monetary policy. However, comments from Fed members late in the period reinforced the central bank’s hawkish stance in response to surprisingly robust U.S. economic growth and rising wage pressures, thus increasing the likelihood that interest rates would stay higher for longer. International developed markets exhibited similar dynamics of elevated inflation and rising interest rates.
Despite the backdrop of high interest rates—along with political dysfunction in Washington D.C. and intensifying global geopolitical instability—equity markets managed to advance, supported by healthy consumer spending trends and persistent domestic economic growth. The S&P 500® Index, a widely regarded benchmark of large-cap U.S. market performance, gained ground, bolstered by the strong performance of energy stocks amid surging petroleum prices and mega-cap, growth-oriented, technology-related shares, which rose as investors flocked to companies creating the infrastructure for developments in artificial intelligence. Smaller-cap stocks and value-oriented shares produced milder returns. Among industry sectors, energy and information technology posted the strongest gains. Real estate declined most sharply under pressure from rising mortgage rates and weak levels of office occupancy. Developed international markets outperformed U.S. markets, with Europe benefiting during the first half of the period from unexpected economic resilience in the face of rising energy prices and the ongoing war in Ukraine. Emerging markets posted positive results but lagged developed markets, largely due to slow economic growth in China despite the relaxation of pandemic-era lockdowns.
Bond prices were driven lower by rising yields and increasing expectations of high interest rates for an extended period of time. The U.S. yield curve steepened, with the 30-year Treasury yield exceeding 5% for the first time in more than a decade. The yield curve remained inverted, with the 10-year Treasury yield ending the period at 4.88%, compared with 5.07% for the 2-year Treasury yield. Corporate bonds outperformed long-term Treasury bonds, but still trended lower under pressure from rising yields and an uptick in default rates. Among corporates, lower-credit-quality instruments performed slightly better than their higher-credit-quality counterparts, while floating rate securities performed better still.
In the face of today’s uncertain market environment, New York Life Investments remains dedicated to providing the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges.  For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2023
Class	Sales Charge		Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 5.50% Initial Sales Charge	With sales charges	11/15/2017	-3.04%	0.65%	-3.19%	1.77%
		Excluding sales charges		2.60	1.80	-2.27	1.77
Investor Class Shares[2]	Maximum 5.00% Initial Sales Charge	With sales charges	11/15/2017	-2.79	0.53	-3.33	1.88
		Excluding sales charges		2.33	1.67	-2.41	1.88
Class C Shares	Maximum 1.00% CDSC	With sales charges	11/15/2017	0.61	0.92	-3.11	2.64
	if Redeemed Within One Year of Purchase	Excluding sales charges		1.61	0.92	-3.11	2.64
Class I Shares	No Sales Charge		11/15/2017	2.87	2.14	-1.95	1.54
Class R6 Shares	No Sales Charge		11/15/2017	2.82	2.13	-1.93	1.40

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Since Inception
MSCI Emerging Markets Index (Net)[1]	10.80%	1.59%	-0.80%
Morningstar Diversified Emerging Markets Category Average[2]	11.15	2.52	-0.57

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The MSCI Emerging Markets Index (Net) is the Fund's primary benchmark. The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.
2.	The Morningstar Diversified Emerging Markets Category Average is representative of funds that tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These funds invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income investments from emerging markets. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Candriam Emerging Markets Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay Candriam Emerging Markets Equity Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$949.10	$ 6.44	$1,018.60	$ 6.67	1.31%
Investor Class Shares	$1,000.00	$947.80	$ 7.27	$1,017.74	$ 7.53	1.48%
Class C Shares	$1,000.00	$944.60	$10.93	$1,013.96	$11.32	2.23%
Class I Shares	$1,000.00	$949.60	$ 4.96	$1,020.11	$ 5.14	1.01%
Class R6 Shares	$1,000.00	$950.30	$ 4.96	$1,020.11	$ 5.14	1.01%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of October 31, 2023 (Unaudited)
China	30.7%
India	17.4
Taiwan	15.8
Republic of Korea	12.1
Brazil	6.9
South Africa	4.3
Mexico	4.2
Indonesia	3.3
Thailand	2.3
Turkey	1.6%
Poland	0.8
Malaysia	0.8
Peru	0.3
Russia	0.0‡
Other Assets, Less Liabilities	–0.5
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2023 (excluding short-term investments) (Unaudited)
1.	Taiwan Semiconductor Manufacturing Co. Ltd.
2.	Alibaba Group Holding Ltd.
3.	Tencent Holdings Ltd.
4.	SK Hynix, Inc.
5.	Reliance Industries Ltd.
6.	Bharti Airtel Ltd.
7.	Samsung Electronics Co. Ltd.
8.	Ping An Insurance Group Co. of China Ltd., Class H
9.	KB Financial Group, Inc.
10.	Axis Bank Ltd.

8	MainStay Candriam Emerging Markets Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by Paulo Salazar, Philip Screve and Lamine Saidi of Candriam, the Fund’s Subadvisor.
How did MainStay Candriam Emerging Markets Equity Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2023?
For the 12 months ended October 31, 2023, Class I shares of MainStay Candriam Emerging Markets Equity Fund returned 2.87%, underperforming the 10.80% return of the Fund’s benchmark, the MSCI Emerging Markets Index (Net) (the “Index”). Over the same period, Class I shares also underperformed the 11.15% return of the Morningstar Diversified Emerging Markets Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund underperformed the Index, largely due to disappointments related to China’s reopening and re-escalating U.S.-China tensions, which clouded emerging markets with significant uncertainties.
In November 2022, U.S. Consumer Price Index numbers came in softer than expected, raising hopes that monetary policies would soon loosen. That same month, U.S. President Biden and Chinese Premier Xi signaled a willingness to mend relations during the G20 summit. Led by China, emerging markets saw a temporary rebound in response to this encouraging news. Although the U.S. Federal Reserve (the “Fed”) maintained its hawkish stance on interest rate hikes, undermining optimism regarding monetary loosening, China completely reversed its long-standing “zero-COVID-19” policy to make way for an economic reopening. China’s move prompted a sharp rebound in Chinese equities, led mainly by higher beta2 and speculative market segments, including Chinese real estate and U.S.-listed China ADRs (American depository receipts). Due to the Fund’s largely defensive Chinese position, with a focus on higher quality companies and a lack of exposure to higher-beta and speculative segments, relative performance was negatively affected by this rebound.
Later in the reporting period, the initial optimism around China’s reopening and recovery lessened, as geopolitical risk returned to the table, and trade data out of China indicated that the recovery might not be as strong as expected. Despite news of improving corporate governance for some Chinese e-commerce names—including Alibaba and JD.com announcing the listing of underlying businesses—Chinese consumer discretionary companies remained under pressure as e-commerce competition increased and consumer spending in China remained below expectations. As a result, the Fund’s exposure to Chinese consumer discretionary stocks further detracted from relative performance. Despite Chinese policy support, optimism soon faded as headwinds from rising rates and a stronger dollar dampened investors’ appetite for risk assets.
Elsewhere, American short sellers raised questions regarding financial dealing by Adani Group, a leading Indian conglomerate, which weighed on the market sentiment for Indian equities. Still, the Indian market gained ground as inflationary headwinds receded and expectations of peak tightening materialized. India remained the region’s defensive market, outperforming its regional counterparts as corporate growth soared in response to high levels of government spending, and consumer spending rose heading into festive season. The technology-heavy South Korean and Taiwanese markets also produced strong returns, riding the artificial intelligence (“AI”) tailwind, and driving gains in the semiconductor industry. Despite initial investor excitement about the potential positive impact of the U.S. Inflation Reduction Act on Korea’s electric vehicle (“EV”) supply chain, the market saw a fierce correction among EV-related names, as slowing demand and excessive capacity concerns raised questions. In Latin America, although there were some initial worries regarding the government spending plan of Lula da Silva, Brazil’s new president, markets steadily recovered as inflation came under better control. Mexico also remained a bright spot, as those markets benefited from increasing investments associated with U.S. reshoring efforts and resilient domestic demand. In emerging Europe, Polish and Greek election results restored political stability, despite concerns that regional weakness could spread. Turkey performed strongly as its central bank took steps to control inflation.
Within the commodities complex, gold prices recovered somewhat due to lingering uncertainty regarding U.S. financials, advancing expectations of a possible pivot from the Fed. Oil saw a sharp recovery, as the OPEC+ group of petroleum exporting nations announced a series of production cuts to support prices, while the unfortunate break out of conflict in the Middle East added to supply concerns. Industrial metals prices remained largely flat due to demand weakness in China and unease regarding a global economic slowdown.
During the reporting period, which sectors and/or countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?
At a country level, Taiwan and, to a lesser extent, Turkey made the strongest positive contributions to the Fund’s returns relative to the Index. (Contributions take weightings and total returns into account.) In both countries, positive selection effect drove the Fund’s relative returns. Conversely, positions in China, Brazil and Indonesia detracted most from relative performance. Adverse stock selection was the main driver of the negative returns from

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
9

China. Brazil and Indonesia produced negative returns and underperformed due to a combination of weak stock selection and overweight allocation.
At the sector level, the Fund saw positive relative contributions from consumer staples and, to a lesser extent, utilities and information technology. Selection effect produced the positive relative contributions in consumer staples and information technology. In the lagging utilities sector, the Fund’s underweight allocation bolstered relative returns. Conversely, industrials, consumer discretionary and financials detracted most from relative performance, driven primarily by adverse stock selection. Industrials also detracted from relative returns.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
Positions in Alchip Technologies, Accton Technology and Varun Beverages made the strongest positive contributions to the Fund’s absolute returns during the reporting period. Shares in Alchip, a Taiwanese semiconductor design company with extensive experience in advanced nodes, rose as a result of the company’s significant exposure to AI projects. Accton, a Taiwanese manufacturer of networking and communications equipment, also benefited from increased demand for AI-related products. Shares in Varun Beverages, a key player in the Indian beverages industry and second largest PepsiCo franchisee, performed well in response to the company’s market share gains and new product launches against a backdrop of increased electrification in India that allowed for better refrigeration.
The main detractors to absolute returns during the reporting period included LG Chem and Merdeka Copper Gold. Shares in LG Chem, a Korean petrochemical and advanced materials manufacturer with major exposure to the EV battery and cathode industries, corrected strongly due to increasing margin pressure and investor concerns regarding EV demand. Shares in Merdeka Copper Gold, a leading Indonesian miner with ambitious development plans in copper, gold and nickel related to EV battery manufacturing, also suffered as investors increasingly questioned the company’s capital expenditure needs in an environment of weaker basic metal prices, higher yields and end demand concerns. Both companies remained in the Fund at decreased weightings as of the end of the reporting period.
What were some of the Fund’s largest purchases and sales during the reporting period?
The largest purchases during the reporting period involved positions in Korean memory chip manufacturer SK Hynix and
Taiwanese semiconductor and foundry giant Taiwan Semiconductor Manufacturing Company (TSMC). The Fund gradually added to its position in SK Hynix in response to a progressive turnaround in the company’s DRAM and NAND businesses, and in recognition of the company’s leading position in developing HBM (High Bandwidth Memory), likely to benefit from increased AI demand. Similarly, the Fund added to its position in TSMC in response to a gradual semiconductor sector recovery driven by increased AI demand.
During the same period, we exited the Fund’s position in Eicher Motor, a leading Indian motorcycle manufacturer, and reduced holdings in Samsung SDI, a leading Korean EV battery manufacturer. We sold the position in Eicher Motor as a consequence of seasonal demand concerns and the potential for investors to lock in profits, reallocating the assets among better opportunities elsewhere in the Indian automotive industry. We reduced the position in Samsung SDI on margin pressure amid fierce competition in the EV battery market in an environment of increased battery commoditization.
How did the Fund’s sector and/or country weightings change during the reporting period?
We increased the Fund’s materials and financials exposure, partly to bring these underweight positions more closely in line with the Index, and partly to take advantage of the potential impact on cyclical sectors of China’s reopening. Conversely, we reduced the Fund’s exposure to industrials and health care to bring these overweight positions more closely in line with the Index.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2023, the Fund held overweight positions relative to the Index in the consumer staples and information technology sectors. Conversely, the Fund held underweight positions in the utilities and the materials sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay Candriam Emerging Markets Equity Fund

Portfolio of Investments October 31, 2023†^
	Shares	Value
Common Stocks 99.3%
Brazil 5.7%
Banco do Brasil SA (Banks)	168,000	$ 1,611,107
Localiza Rent a Car SA (Ground Transportation)	108,000	1,089,693
MercadoLibre, Inc. (Broadline Retail) (a)	860	1,067,037
NU Holdings Ltd., Class A (Banks) (a)	128,000	1,049,600
PRIO SA (Oil, Gas & Consumable Fuels) (a)	184,000	1,740,824
Raia Drogasil SA (Consumer Staples Distribution & Retail)	220,000	1,125,800
WEG SA (Electrical Equipment)	116,000	759,490
		8,443,551
China 30.7%
Aier Eye Hospital Group Co. Ltd., Class A (Health Care Providers & Services)	250,756	627,395
Airtac International Group (Machinery)	23,000	751,657
Alibaba Group Holding Ltd. (Broadline Retail) (a)	486,000	4,971,637
Anhui Huaheng Biotechnology Co. Ltd., Class A (Chemicals)	55,044	763,445
ANTA Sports Products Ltd. (Textiles, Apparel & Luxury Goods)	52,000	587,099
Baidu, Inc., Class A (Interactive Media & Services) (a)	78,000	1,023,686
Bank of Jiangsu Co. Ltd., Class A (Banks)	2,099,960	1,979,984
Beijing Compass Technology Development Co. Ltd., Class A (Capital Markets) (a)	84,990	683,581
BYD Co. Ltd., Class H (Automobiles)	46,981	1,425,295
BYD Electronic International Co. Ltd. (Communications Equipment)	310,000	1,291,460
China Merchants Bank Co. Ltd., Class H (Banks)	310,000	1,180,537
China Resources Land Ltd. (Real Estate Management & Development)	357,902	1,340,089
CMOC Group Ltd., Class H (Metals & Mining)	2,189,239	1,303,710
Contemporary Amperex Technology Co. Ltd., Class A (Electrical Equipment)	21,082	534,677
Flat Glass Group Co. Ltd., Class H (Semiconductors & Semiconductor Equipment) (a)	180,000	322,495
JD.com, Inc., Class A (Broadline Retail)	46,000	586,665
Kanzhun Ltd., ADR (Interactive Media & Services) (a)	20,000	296,000
Kingsoft Corp. Ltd. (Entertainment)	44,000	153,503
Kuaishou Technology (Interactive Media & Services) (a)(b)	148,000	952,276
Li Auto, Inc., Class A (Automobiles) (a)	58,000	990,972
	Shares	Value

China (continued)
Longshine Technology Group Co. Ltd., Class A (Software)	162,971	$ 415,996
Luzhou Laojiao Co. Ltd., Class A (Beverages)	26,000	762,474
Meituan (Hotels, Restaurants & Leisure) (a)(b)	164,000	2,317,932
NARI Technology Co. Ltd., Class A (Electrical Equipment)	224,394	691,448
NetEase, Inc. (Entertainment)	80,000	1,720,584
Ningbo Deye Technology Co. Ltd., Class A (Machinery)	33,164	313,236
Nongfu Spring Co. Ltd., Class H (Beverages) (b)	250,000	1,423,277
PDD Holdings, Inc., ADR (Broadline Retail) (a)	23,000	2,332,660
PetroChina Co. Ltd., Class H (Oil, Gas & Consumable Fuels)	3,180,000	2,072,522
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	478,000	2,449,481
Proya Cosmetics Co. Ltd., Class A (Personal Care Products)	55,076	781,650
Shandong Gold Mining Co. Ltd., Class H (Metals & Mining) (b)	540,000	1,017,169
Shanghai Baosight Software Co. Ltd., Class A (Software)	108,081	630,193
Shenzhen Inovance Technology Co. Ltd., Class A (Machinery)	79,926	660,107
Shenzhen Transsion Holdings Co. Ltd., Class A (Technology Hardware, Storage & Peripherals)	40,000	733,305
Tencent Holdings Ltd. (Interactive Media & Services)	132,000	4,878,362
Yadea Group Holdings Ltd. (Automobiles) (b)	350,000	639,596
		45,606,155
India 17.4%
ABB India Ltd. (Electrical Equipment)	29,000	1,431,317
APL Apollo Tubes Ltd. (Metals & Mining)	70,000	1,316,030
Apollo Hospitals Enterprise Ltd. (Health Care Providers & Services)	19,000	1,099,922
Axis Bank Ltd. (Banks)	204,000	2,405,722
Bajaj Finance Ltd. (Consumer Finance)	20,000	1,799,847
Bharti Airtel Ltd. (Wireless Telecommunication Services)	244,000	2,679,762
HDFC Bank Ltd. (Banks)	72,000	1,276,839
ICICI Bank Ltd. (Banks)	132,000	1,451,213
Indraprastha Gas Ltd. (Gas Utilities)	210,000	964,385

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2023†^ (continued)
	Shares	Value
Common Stocks (continued)
India (continued)
KPIT Technologies Ltd. (Software)	62,000	$ 906,669
Mahindra & Mahindra Ltd. (Automobiles)	70,000	1,226,322
Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	120,000	3,297,527
SBI Cards & Payment Services Ltd. (Consumer Finance)	110,000	985,800
Tata Elxsi Ltd. (Software)	8,000	732,675
Tata Motors Ltd. (Automobiles)	156,000	1,177,887
Torrent Pharmaceuticals Ltd. (Pharmaceuticals)	56,000	1,294,254
Varun Beverages Ltd. (Beverages)	169,000	1,844,697
		25,890,868
Indonesia 3.3%
Aneka Tambang Tbk. (Metals & Mining)	5,000,000	536,670
Bank Central Asia Tbk. PT (Banks)	3,100,000	1,707,586
Bank Mandiri Persero Tbk. PT (Banks)	3,400,000	1,214,668
Merdeka Copper Gold Tbk. PT (Metals & Mining) (a)	3,800,000	533,459
Sumber Alfaria Trijaya Tbk. PT (Consumer Staples Distribution & Retail)	5,300,000	964,243
		4,956,626
Malaysia 0.8%
Press Metal Aluminium Holdings Bhd. (Metals & Mining)	1,140,000	1,177,206
Mexico 4.2%
America Movil SAB de CV (Wireless Telecommunication Services)	2,200,000	1,816,961
Cemex SAB de CV (Construction Materials) (a)	1,200,000	720,839
Gruma SAB de CV, Class B (Food Products)	81,000	1,409,514
Grupo Aeroportuario del Pacifico SAB de CV, Class B (Transportation Infrastructure)	30,000	349,953
Grupo Financiero Banorte SAB de CV, Class O (Banks)	244,000	1,980,258
		6,277,525
Peru 0.3%
Credicorp Ltd. (Banks)	3,200	399,872
Poland 0.8%
Dino Polska SA (Consumer Staples Distribution & Retail) (a)(b)	13,200	1,248,845
	Shares	Value

Republic of Korea 12.1%
Coupang, Inc. (Broadline Retail) (a)	44,000	$ 748,000
Daejoo Electronic Materials Co. Ltd. (Electronic Equipment, Instruments & Components)	7,800	398,504
DB Insurance Co. Ltd. (Insurance)	31,000	2,017,622
JYP Entertainment Corp. (Entertainment)	12,400	942,016
KB Financial Group, Inc. (Banks)	64,000	2,440,487
LG Chem Ltd. (Chemicals)	3,800	1,238,014
Samsung Biologics Co. Ltd. (Life Sciences Tools & Services) (a)(b)	2,000	1,049,943
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	53,000	2,625,375
Samsung Engineering Co. Ltd. (Construction & Engineering) (a)	82,000	1,442,005
Samsung SDI Co. Ltd. (Electronic Equipment, Instruments & Components)	800	252,046
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	56,000	4,822,332
		17,976,344
Russia 0.0% ‡
Magnit PJSC (Consumer Staples Distribution & Retail) (c)(d)	6,769	—
South Africa 4.3%
Capitec Bank Holdings Ltd. (Banks)	13,800	1,225,351
FirstRand Ltd. (Financial Services)	500,000	1,648,290
Gold Fields Ltd. (Metals & Mining)	124,000	1,653,134
Naspers Ltd., Class N (Broadline Retail) (a)	11,600	1,810,770
		6,337,545
Taiwan 15.8%
Accton Technology Corp. (Communications Equipment)	152,000	2,336,118
Alchip Technologies Ltd. (Semiconductors & Semiconductor Equipment)	19,000	1,537,691
Chailease Holding Co. Ltd. (Financial Services)	256,000	1,385,170
CTBC Financial Holding Co. Ltd. (Banks)	2,380,000	1,786,743
Delta Electronics, Inc. (Electronic Equipment, Instruments & Components)	194,000	1,737,537
E Ink Holdings, Inc. (Electronic Equipment, Instruments & Components)	92,000	476,522
Quanta Computer, Inc. (Technology Hardware, Storage & Peripherals)	136,000	792,477
Realtek Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	54,000	668,445

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Candriam Emerging Markets Equity Fund

	Shares	Value
Common Stocks (continued)
Taiwan (continued)
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	750,000	$ 12,232,157
Voltronic Power Technology Corp. (Electrical Equipment)	15,000	598,890
		23,551,750
Thailand 2.3%
Airports of Thailand PCL, NVDR (Transportation Infrastructure) (a)	860,000	1,597,134
Bangkok Dusit Medical Services PCL, NVDR (Health Care Providers & Services)	1,000,000	737,289
CP ALL PCL, NVDR (Consumer Staples Distribution & Retail)	320,000	491,897
Kasikornbank PCL, NVDR (Banks)	180,000	658,552
		3,484,872
Turkey 1.6%
BIM Birlesik Magazalar A/S (Consumer Staples Distribution & Retail)	194,000	1,863,326
Turkiye Garanti Bankasi A/S (Banks)	270,000	448,105
		2,311,431
Total Common Stocks (Cost $150,532,227)		147,662,590
Preferred Stock 1.2%
Brazil 1.2%
Itau Unibanco Holding SA (Banks)	338,000	1,798,019
Total Preferred Stock (Cost $1,619,265)		1,798,019
Total Investments (Cost $152,151,492)	100.5%	149,460,609
Other Assets, Less Liabilities	(0.5)	(722,469)
Net Assets	100.0%	$ 148,738,140

†	Percentages indicated are based on Fund net assets.
^	Industry and country classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Illiquid security—As of October 31, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $0, which represented less than one-tenth of a percent of the Fund’s net assets. (Unaudited)
(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
Abbreviation(s):
ADR—American Depositary Receipt
NVDR—Non-Voting Depositary Receipt
PCL—Provision for Credit Losses
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2023†^ (continued)
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 147,662,590	$ —	$ —	$ 147,662,590
Preferred Stock	1,798,019	—	—	1,798,019
Total Investments in Securities	$ 149,460,609	$ —	$ —	$ 149,460,609

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Candriam Emerging Markets Equity Fund

The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent †^
Automobiles	$ 5,460,072	3.7%
Banks	24,614,643	16.6
Beverages	4,030,448	2.7
Broadline Retail	11,516,769	7.7
Capital Markets	683,581	0.5
Chemicals	2,001,459	1.3
Communications Equipment	3,627,578	2.4
Construction & Engineering	1,442,005	1.0
Construction Materials	720,839	0.5
Consumer Finance	2,785,647	1.9
Consumer Staples Distribution & Retail	5,694,111	3.8
Electrical Equipment	4,015,822	2.7
Electronic Equipment, Instruments & Components	2,864,609	1.9
Entertainment	2,816,103	1.9
Financial Services	3,033,460	2.0
Food Products	1,409,514	0.9
Gas Utilities	964,385	0.6
Ground Transportation	1,089,693	0.7
Health Care Providers & Services	2,464,606	1.7
Hotels, Restaurants & Leisure	2,317,932	1.6
Insurance	4,467,103	3.0
Interactive Media & Services	7,150,324	4.8
Life Sciences Tools & Services	1,049,943	0.7
Machinery	1,725,000	1.2
Metals & Mining	7,537,378	5.1
Oil, Gas & Consumable Fuels	7,110,873	4.8
Personal Care Products	781,650	0.5
Pharmaceuticals	1,294,254	0.9
Real Estate Management & Development	1,340,089	0.9
Semiconductors & Semiconductor Equipment	19,583,120	13.2
Software	2,685,533	1.8
Technology Hardware, Storage & Peripherals	4,151,157	2.8
Textiles, Apparel & Luxury Goods	587,099	0.4
Transportation Infrastructure	1,947,087	1.3
Wireless Telecommunication Services	4,496,723	3.0
	149,460,609	100.5
Other Assets, Less Liabilities	(722,469)	(0.5)
Net Assets	$148,738,140	100.0%

†	Percentages indicated are based on Fund net assets.

^	Industry classifications may be different than those used for compliance monitoring purposes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in securities, at value (identified cost $152,151,492)	$149,460,609
Cash	2,014,896
Cash denominated in foreign currencies (identified cost $210,944)	211,081
Receivables:
Investment securities sold	682,758
Fund shares sold	217,611
Dividends	73,369
Securities lending	1,580
Other assets	60,671
Total assets	152,722,575
Liabilities
Payables:
Fund shares redeemed	3,387,265
Foreign capital gains tax (See Note 2)	295,269
Investment securities purchased	123,875
Manager (See Note 3)	118,710
Custodian	47,154
Professional fees	6,529
Transfer agent (See Note 3)	3,816
Shareholder communication	628
NYLIFE Distributors (See Note 3)	521
Trustees	5
Accrued expenses	663
Total liabilities	3,984,435
Net assets	$148,738,140
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 17,646
Additional paid-in-capital	180,370,602
180,388,248
Total distributable earnings (loss)	(31,650,108)
Net assets	$148,738,140
Class A
Net assets applicable to outstanding shares	$ 1,909,527
Shares of beneficial interest outstanding	227,703
Net asset value per share outstanding	$ 8.39
Maximum sales charge (5.50% of offering price)	0.49
Maximum offering price per share outstanding	$ 8.88
Investor Class
Net assets applicable to outstanding shares	$ 197,589
Shares of beneficial interest outstanding	23,629
Net asset value per share outstanding	$ 8.36
Maximum sales charge (5.00% of offering price)	0.44
Maximum offering price per share outstanding	$ 8.80
Class C
Net assets applicable to outstanding shares	$ 70,575
Shares of beneficial interest outstanding	8,629
Net asset value and offering price per share outstanding	$ 8.18
Class I
Net assets applicable to outstanding shares	$ 20,400,695
Shares of beneficial interest outstanding	2,404,811
Net asset value and offering price per share outstanding	$ 8.48
Class R6
Net assets applicable to outstanding shares	$126,159,754
Shares of beneficial interest outstanding	14,981,596
Net asset value and offering price per share outstanding	$ 8.42

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Candriam Emerging Markets Equity Fund

Statement of Operations for the year ended October 31, 2023
Investment Income (Loss)
Income
Dividends (net of foreign tax withholding of $365,403)	$ 3,344,740
Securities lending, net	4,511
Other	43,526
Total income	3,392,777
Expenses
Manager (See Note 3)	1,504,198
Custodian	144,330
Professional fees	102,829
Registration	71,791
Transfer agent (See Note 3)	22,677
Shareholder communication	9,922
Distribution/Service—Class A (See Note 3)	5,511
Distribution/Service—Investor Class (See Note 3)	631
Distribution/Service—Class C (See Note 3)	978
Trustees	3,881
Miscellaneous	8,314
Total expenses before waiver/reimbursement	1,875,062
Expense waiver/reimbursement from Manager (See Note 3)	(346,253)
Reimbursement from prior custodian(a)	(266)
Net expenses	1,528,543
Net investment income (loss)	1,864,234
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions(b)	(12,058,313)
Foreign currency transactions	(192,760)
Net realized gain (loss)	(12,251,073)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments(c)	9,332,687
Translation of other assets and liabilities in foreign currencies	330
Net change in unrealized appreciation (depreciation)	9,333,017
Net realized and unrealized gain (loss)	(2,918,056)
Net increase (decrease) in net assets resulting from operations	$ (1,053,822)

(a)	Represents a refund for overbilling of custody fees.
(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $(70,937).
(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(142,871).
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statements of Changes in Net Assets
for the years ended October 31, 2023 and October 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,864,234	$ 1,623,183
Net realized gain (loss)	(12,251,073)	(17,148,783)
Net change in unrealized appreciation (depreciation)	9,333,017	(28,313,998)
Net increase (decrease) in net assets resulting from operations	(1,053,822)	(43,839,598)
Distributions to shareholders:
Class A	(17,148)	(13,154)
Investor Class	(1,668)	(2,228)
Class I	(145,979)	(35,091)
Class R6	(1,134,919)	(751,850)
Total distributions to shareholders	(1,299,714)	(802,323)
Capital share transactions:
Net proceeds from sales of shares	60,890,791	69,723,839
Net asset value of shares issued to shareholders in reinvestment of distributions	1,018,121	792,715
Cost of shares redeemed	(19,933,822)	(8,846,223)
Increase (decrease) in net assets derived from capital share transactions	41,975,090	61,670,331
Net increase (decrease) in net assets	39,621,554	17,028,410
Net Assets
Beginning of year	109,116,586	92,088,176
End of year	$148,738,140	$109,116,586
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Candriam Emerging Markets Equity Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.24	$ 12.73	$ 10.66	$ 8.97	$ 7.98
Net investment income (loss) (a)	0.08	0.13	0.04	0.02	0.10
Net realized and unrealized gain (loss)	0.14	(4.56)	2.06	1.85	0.93
Total from investment operations	0.22	(4.43)	2.10	1.87	1.03
Less distributions:
From net investment income	(0.07)	(0.06)	(0.03)	(0.18)	(0.04)
Net asset value at end of year	$ 8.39	$ 8.24	$ 12.73	$ 10.66	$ 8.97
Total investment return (b)	2.60%	(34.95)%	19.68%	21.14%	12.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.84%	1.25%	0.30%	0.22%	1.18%
Net expenses (c)	1.33%	1.44%	1.47%	1.50%	1.50%
Expenses (before waiver/reimbursement) (c)	1.55%	1.77%	1.75%	2.00%	1.77%
Portfolio turnover rate	60%	105%	74%	122%	107%
Net assets at end of year (in 000’s)	$ 1,910	$ 2,144	$ 2,921	$ 1,111	$ 77

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.22	$ 12.70	$ 10.65	$ 8.95	$ 7.97
Net investment income (loss) (a)	0.06	0.12	0.02	0.02	0.07
Net realized and unrealized gain (loss)	0.13	(4.55)	2.05	1.84	0.94
Total from investment operations	0.19	(4.43)	2.07	1.86	1.01
Less distributions:
From net investment income	(0.05)	(0.05)	(0.02)	(0.16)	(0.03)
Net asset value at end of year	$ 8.36	$ 8.22	$ 12.70	$ 10.65	$ 8.95
Total investment return (b)	2.33%	(34.99)%	19.49%	21.11%(c)	12.71%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.68%	1.09%	0.15%	0.17%	0.76%
Net expenses (d)	1.50%	1.57%	1.52%	1.52%	1.66%
Expenses (before waiver/reimbursement) (d)	1.72%	1.88%	1.81%	2.03%	1.92%
Portfolio turnover rate	60%	105%	74%	122%	107%
Net assets at end of year (in 000's)	$ 198	$ 256	$ 507	$ 360	$ 121

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class C	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.05	$ 12.48	$ 10.52	$ 8.85	$ 7.91
Net investment income (loss) (a)	(0.02)	0.04	(0.08)	(0.05)	(0.01)
Net realized and unrealized gain (loss)	0.15	(4.47)	2.04	1.83	0.95
Total from investment operations	0.13	(4.43)	1.96	1.78	0.94
Less distributions:
From net investment income	—	—	—	(0.11)	—
Net asset value at end of year	$ 8.18	$ 8.05	$ 12.48	$ 10.52	$ 8.85
Total investment return (b)	1.61%	(35.50)%	18.63%(c)	20.23%	11.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.18)%	0.36%	(0.63)%	(0.52)%	(0.13)%
Net expenses (d)	2.25%	2.31%	2.27%	2.27%	2.40%
Expenses (before waiver/reimbursement) (d)	2.48%	2.64%	2.57%	2.78%	2.67%
Portfolio turnover rate	60%	105%	74%	122%	107%
Net assets at end of year (in 000’s)	$ 71	$ 141	$ 212	$ 217	$ 56

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.33	$ 12.85	$ 10.77	$ 8.99	$ 8.00
Net investment income (loss) (a)	0.12	0.16	0.05	0.05	(0.02)
Net realized and unrealized gain (loss)	0.12	(4.58)	2.11	1.87	1.07
Total from investment operations	0.24	(4.42)	2.16	1.92	1.05
Less distributions:
From net investment income	(0.09)	(0.10)	(0.08)	(0.14)	(0.06)
Net asset value at end of year	$ 8.48	$ 8.33	$ 12.85	$ 10.77	$ 8.99
Total investment return (b)	2.87%	(34.65)%	20.05%	21.60%	13.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.28%	1.65%	0.38%	0.55%	(0.26)%
Net expenses (c)	1.01%	1.06%	1.07%	1.15%	1.15%
Expenses (before waiver/reimbursement) (c)	1.29%	1.54%	1.52%	1.79%	1.52%
Portfolio turnover rate	60%	105%	74%	122%	107%
Net assets at end of year (in 000’s)	$ 20,401	$ 12,977	$ 4,532	$ 30	$ 40

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Candriam Emerging Markets Equity Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R6	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.28	$ 12.79	$ 10.71	$ 9.00	$ 8.01
Net investment income (loss) (a)	0.11	0.17	0.08	0.05	0.10
Net realized and unrealized gain (loss)	0.13	(4.57)	2.06	1.86	0.95
Total from investment operations	0.24	(4.40)	2.14	1.91	1.05
Less distributions:
From net investment income	(0.10)	(0.11)	(0.06)	(0.20)	(0.06)
Net asset value at end of year	$ 8.42	$ 8.28	$ 12.79	$ 10.71	$ 9.00
Total investment return (b)	2.82%	(34.65)%	20.05%	21.61%	13.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.24%	1.63%	0.58%	0.51%	1.11%
Net expenses (c)	1.01%	1.06%	1.07%	1.15%	1.15%
Expenses (before waiver/reimbursement) (c)	1.23%	1.40%	1.32%	1.53%	1.42%
Portfolio turnover rate	60%	105%	74%	122%	107%
Net assets at end of year (in 000’s)	$ 126,160	$ 93,598	$ 83,916	$ 83,230	$ 49,111

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Candriam Emerging Markets Equity Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	November 15, 2017
Investor Class	November 15, 2017
Class C	November 15, 2017
Class I	November 15, 2017
Class R6	November 15, 2017
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek long-term capital appreciation.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification
Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent

22	MainStay Candriam Emerging Markets Equity Fund

buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy. As of October 31, 2023, securities that were fair valued in such a manner are shown in the Portfolio of Investments.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of October 31, 2023 were fair valued in such a manner.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair
23

Notes to Financial Statements (continued)
valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy. No securities held by the Fund as of October 31, 2023, were fair valued in such a manner.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The
Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred

24	MainStay Candriam Emerging Markets Equity Fund

under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2023, the Fund did not have any portfolio securities on loan.
(J) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund's investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. For example, the Fund's portfolio has significant investments in the Asia-Pacific region. The development and stability of the Asia-Pacific region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
25

Notes to Financial Statements (continued)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Candriam (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Candriam, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.00% up to $1 billion and 0.975% in excess of $1 billion. During the year ended October 31, 2023, the effective management fee rate was 1.00% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A and Class I shares do not exceed 1.50% and 1.01%, respectively, of the Fund's average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement, to Investor Class and Class C. In addition, New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 shares do not exceed those of Class I. These agreements will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2023, New York Life Investments earned fees from the Fund in the amount of $1,504,198 and waived fees and/or reimbursed expenses in the amount of $346,253 and paid the Subadvisor fees of $578,973.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2023, were $140 and $71, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February

26	MainStay Candriam Emerging Markets Equity Fund

28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 1,535	$—
Investor Class	599	—
Class C	233	—
Class I	15,363	—
Class R6	4,947	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$24,345	0.1%
Class R6	24,334	0.0‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of October 31, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$157,681,526	$11,841,742	$(20,062,482)	$(8,220,740)
As of October 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,815,873	$(24,908,932)	$—	$(8,557,049)	$(31,650,108)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and Passive Foreign Investment Company ("PFIC") adjustments.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2023 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$3,065	$(3,065)
The reclassifications for the Fund are primarily due to excise taxes paid.
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $24,908,932, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$22,758	$2,151
During the years ended October 31, 2023 and October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$1,299,714	$802,323
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
27

Notes to Financial Statements (continued)
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2023, purchases and sales of securities, other than short-term securities, were $132,895 and $86,061, respectively.
The Fund may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. During the year ended October 31, 2023, such purchases were $22,996.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2023 and October 31, 2022, were as follows:
Class A	Shares	Amount
Year ended October 31, 2023:
Shares sold	16,378	$ 149,198
Shares issued to shareholders in reinvestment of distributions	1,938	17,148
Shares redeemed	(57,528)	(516,759)
Net increase (decrease) in shares outstanding before conversion	(39,212)	(350,413)
Shares converted into Class A (See Note 1)	6,792	60,925
Net increase (decrease)	(32,420)	$ (289,488)
Year ended October 31, 2022:
Shares sold	103,556	$ 1,141,430
Shares issued to shareholders in reinvestment of distributions	1,080	13,154
Shares redeemed	(78,458)	(865,939)
Net increase (decrease) in shares outstanding before conversion	26,178	288,645
Shares converted into Class A (See Note 1)	4,437	49,329
Net increase (decrease)	30,615	$ 337,974

Investor Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	4,509	$ 40,548
Shares issued to shareholders in reinvestment of distributions	189	1,668
Shares redeemed	(11,260)	(101,809)
Net increase (decrease) in shares outstanding before conversion	(6,562)	(59,593)
Shares converted into Investor Class (See Note 1)	1,179	10,594
Shares converted from Investor Class (See Note 1)	(2,161)	(19,757)
Net increase (decrease)	(7,544)	$ (68,756)
Year ended October 31, 2022:
Shares sold	5,012	$ 55,702
Shares issued to shareholders in reinvestment of distributions	183	2,228
Shares redeemed	(10,689)	(111,295)
Net increase (decrease) in shares outstanding before conversion	(5,494)	(53,365)
Shares converted into Investor Class (See Note 1)	182	1,857
Shares converted from Investor Class (See Note 1)	(3,454)	(40,618)
Net increase (decrease)	(8,766)	$ (92,126)

28	MainStay Candriam Emerging Markets Equity Fund

Class C	Shares	Amount
Year ended October 31, 2023:
Shares sold	703	$ 6,000
Shares redeemed	(7,078)	(61,830)
Net increase (decrease) in shares outstanding before conversion	(6,375)	(55,830)
Shares converted from Class C (See Note 1)	(2,527)	(22,213)
Net increase (decrease)	(8,902)	$ (78,043)
Year ended October 31, 2022:
Shares sold	2,570	$ 28,268
Shares redeemed	(1,811)	(18,804)
Net increase (decrease) in shares outstanding before conversion	759	9,464
Shares converted from Class C (See Note 1)	(186)	(1,857)
Net increase (decrease)	573	$ 7,607

Class I	Shares	Amount
Year ended October 31, 2023:
Shares sold	1,673,240	$ 15,800,238
Shares issued to shareholders in reinvestment of distributions	14,494	129,432
Shares redeemed	(840,143)	(7,263,043)
Net increase (decrease)	847,591	$ 8,666,627
Year ended October 31, 2022:
Shares sold	1,475,630	$ 15,043,035
Shares issued to shareholders in reinvestment of distributions	2,077	25,483
Shares redeemed	(273,007)	(2,590,693)
Net increase (decrease)	1,204,700	$ 12,477,825

Class R6	Shares	Amount
Year ended October 31, 2023:
Shares sold	4,914,202	$ 44,894,807
Shares issued to shareholders in reinvestment of distributions	98,069	869,873
Shares redeemed	(1,334,945)	(11,990,381)
Net increase (decrease) in shares outstanding before conversion	3,677,326	33,774,299
Shares converted from Class R6 (See Note 1)	(3,328)	(29,549)
Net increase (decrease)	3,673,998	$ 33,744,750
Year ended October 31, 2022:
Shares sold	5,207,580	$ 53,455,404
Shares issued to shareholders in reinvestment of distributions	61,678	751,850
Shares redeemed	(521,083)	(5,259,492)
Net increase (decrease) in shares outstanding before conversion	4,748,175	48,947,762
Shares converted from Class R6 (See Note 1)	(988)	(8,711)
Net increase (decrease)	4,747,187	$ 48,939,051
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
29

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Candriam Emerging Markets Equity Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 22, 2023
30	MainStay Candriam Emerging Markets Equity Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For the fiscal year ended October 31, 2023, the Fund designated approximately $1,570,494 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2023 should be multiplied by 1.70% to arrive at the amount eligible for the corporate dividend-received deduction.
In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2023:
•    the total amount of taxes credited to foreign countries was $436,340.
•    the total amount of income sourced from foreign countries was $3,710,141.
In February 2024, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2023. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2023.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
31

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
32	MainStay Candriam Emerging Markets Equity Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
33

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
34	MainStay Candriam Emerging Markets Equity Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
35

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5013883MS139-23	MSCEME11-12/23
(NYLIM) NL440

MainStay Asset Allocation Funds

Message from the President and Annual Report
October 31, 2023
MainStay Conservative Allocation Fund
MainStay Moderate Allocation Fund
MainStay Growth Allocation Fund
MainStay Equity Allocation Fund
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Volatile economic and geopolitical forces drove market behavior during the 12-month reporting period ended October 31, 2023. While equity markets generally gained ground, bond prices trended broadly lower.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation and interest rate trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 7.1% in November 2022, and to 3.2% in October 2023. At the same time, the Fed increased the benchmark federal funds rate from 3.75%–4.00% at the beginning of the reporting period to 5.25%–5.50% as of October 31, 2023. As the pace of rate increases slowed during the period, investors hoped for an early shift to a looser monetary policy. However, comments from Fed members late in the period reinforced the central bank’s hawkish stance in response to surprisingly robust U.S. economic growth and rising wage pressures, thus increasing the likelihood that interest rates would stay higher for longer. International developed markets exhibited similar dynamics of elevated inflation and rising interest rates.
Despite the backdrop of high interest rates—along with political dysfunction in Washington D.C. and intensifying global geopolitical instability—equity markets managed to advance, supported by healthy consumer spending trends and persistent domestic economic growth. The S&P 500® Index, a widely regarded benchmark of large-cap U.S. market performance, gained ground, bolstered by the strong performance of energy stocks amid surging petroleum prices and mega-cap, growth-oriented, technology-related shares, which rose as investors flocked to companies creating the infrastructure for developments in artificial intelligence. Smaller-cap stocks and value-oriented shares produced milder returns. Among industry sectors, energy and information technology posted the strongest gains. Real estate declined most sharply under pressure from rising mortgage rates and weak levels of office occupancy. Developed international markets outperformed U.S. markets, with Europe benefiting during the first half of the period from unexpected economic resilience in the face of rising energy prices and the ongoing war in Ukraine. Emerging markets posted positive results but lagged developed markets, largely due to slow economic growth in China despite the relaxation of pandemic-era lockdowns.
Bond prices were driven lower by rising yields and increasing expectations of high interest rates for an extended period of time. The U.S. yield curve steepened, with the 30-year Treasury yield exceeding 5% for the first time in more than a decade. The yield curve remained inverted, with the 10-year Treasury yield ending the period at 4.88%, compared with 5.07% for the 2-year Treasury yield. Corporate bonds outperformed long-term Treasury bonds, but still trended lower under pressure from rising yields and an uptick in default rates. Among corporates, lower-credit-quality instruments performed slightly better than their higher-credit-quality counterparts, while floating rate securities performed better still.
In the face of today’s uncertain market environment, New York Life Investments remains dedicated to providing the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Conservative Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges.  For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2023
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 3.00% Initial Sales Charge	With sales charges	4/4/2005	-0.66%	1.83%	2.44%	0.86%
		Excluding sales charges		2.41	2.99	3.02	0.86
Investor Class Shares[2,3]	Maximum 2.50% Initial Sales Charge	With sales charges	2/28/2008	-0.33	1.66	2.28	1.08
		Excluding sales charges		2.22	2.82	2.86	1.08
Class B Shares[4]	Maximum 5.00% CDSC	With sales charges	4/4/2005	-3.53	1.70	2.09	1.83
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		1.36	2.03	2.09	1.83
Class C Shares	Maximum 1.00% CDSC	With sales charges	4/4/2005	0.48	2.03	2.09	1.83
	if Redeemed Within One Year of Purchase	Excluding sales charges		1.45	2.03	2.09	1.83
Class I Shares	No Sales Charge		4/4/2005	2.63	3.27	3.30	0.61
Class R2 Shares[5]	No Sales Charge		6/14/2019	2.31	N/A	2.20	0.96
Class R3 Shares[5]	No Sales Charge		2/29/2016	1.99	2.62	3.54	1.21
SIMPLE Class Shares	No Sales Charge		8/31/2020	2.04	N/A	-0.77	1.26

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to July 22, 2019, the maximum initial sales charge applicable was 5.50%, which is reflected in the applicable average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge was 3.00%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
5.	As of October 31, 2023, Class R2 and Class R3 shares are closed to new investors and, upon the close of business on December 29, 2023, Class R2 and Class R3 shares are closed to additional investments by existing shareholders. Additionally, Class R2 and Class R3 shares will be liquidated on or about February 28, 2024 (the "Liquidation Date"). It is expected that the Fund will distribute to remaining shareholders invested in Class R2 or Class R3 shares, on or promptly after the Liquidation Date, a liquidating distribution in cash or cash equivalents equal to the net asset value of such shares.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Bloomberg U.S. Aggregate Bond Index[1]	0.36%	-0.06%	0.88%
S&P 500® Index[2]	10.14	11.01	11.18
MSCI EAFE® Index (Net)[3]	14.40	4.10	3.05
Conservative Allocation Composite Index[4]	4.72	3.93	4.37
Morningstar Moderately Conservative Allocation Category Average[5]	2.73	2.95	3.30

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Bloomberg U.S. Aggregate Bond Index is the Fund's primary benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
2.	The S&P 500® Index is the Fund's secondary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
3.	The Fund has selected the MSCI EAFE® Index (Net) as an additional benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
4.	The Fund has selected the Conservative Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively. Prior to February 28, 2014, the Conservative Allocation Composite Index consisted of S&P 500® Index, the MSCI EAFE® Index and the Bloomberg U.S. Aggregate Bond Index weighted 35%, 5%, and 60%, respectively.
5.	The Morningstar Moderately Conservative Allocation Category Average is a representative of funds in allocation categories that seek to provide both income and capital appreciation by primarily investing in multiple asset classes, including stocks, bonds, and cash. These moderately conservative strategies prioritize preservation of capital over appreciation. They typically expect volatility similar to a strategic equity exposure between 30% and 50%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Conservative Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Conservative Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$965.80	$1.88	$1,023.29	$1.94	0.38%
Investor Class Shares	$1,000.00	$964.90	$2.72	$1,022.43	$2.80	0.55%
Class B Shares	$1,000.00	$960.30	$6.42	$1,018.65	$6.61	1.30%
Class C Shares	$1,000.00	$961.20	$6.43	$1,018.65	$6.61	1.30%
Class I Shares	$1,000.00	$966.60	$0.64	$1,024.55	$0.66	0.13%
Class R2 Shares	$1,000.00	$965.40	$2.38	$1,022.79	$2.45	0.48%
Class R3 Shares	$1,000.00	$963.20	$3.61	$1,021.53	$3.72	0.73%
SIMPLE Class Shares	$1,000.00	$964.20	$3.37	$1,021.78	$3.47	0.68%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Asset Diversification as of October 31, 2023 (Unaudited)
Equity Funds	35.3%
Fixed Income Funds	53.5
Short-Term Investment	10.9
Other Assets, Less Liabilities	0.3
See Portfolio of Investments beginning on page 13 for specific holdings within these categories. The Fund’s holdings are subject to change.

8	MainStay Conservative Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay Conservative Allocation Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2023?
For the 12 months ended October 31, 2023, Class I shares of MainStay Conservative Allocation Fund returned 2.63%, outperforming the 0.36% return of the Fund’s primary benchmark, the Bloomberg U.S. Aggregate Bond Index, and underperforming the 10.14% return of the S&P 500® Index, which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund underperformed the 14.40% return of the MSCI EAFE® Index (Net), and the 4.72% return of the Conservative Allocation Composite Index, which are additional benchmarks of the Fund. For the 12 months ended October 31, 2023, Class I shares of the Fund also underperformed the 2.73% return of the Morningstar Moderately Conservative Allocation Category Average.1
Were there any changes to the Fund during the reporting period?
Effective February 28, 2023, the Fund has selected the Bloomberg U.S. Aggregate Bond Index as its primary benchmark and the S&P 500® Index as its secondary benchmark.
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund during the reporting period (versus the performance of a weighted combination of indices) is the net performance of the Underlying Funds themselves, relative to their respective benchmarks. During the reporting period, asset class policy was the primary determinant of the Fund’s relative performance.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the Fund substantially underperformed this internally maintained blend of indices, primarily due to active positioning at the asset class level.
Management of the Fund’s stock/bond blend itself was not the primary issue affecting the Fund’s relative performance, as returns generated in the process of controlling that mix were only marginally negative. We held the Fund’s stock/bond allocation near neutral for much of the reporting period, but with a small bias toward holding underweight exposure to equities. That posture proved a liability through the spring and early summer of 2023, as a handful of mega-cap technology-related equities drove the market higher. We gradually removed the Fund’s underweight exposure to equities near the end of the reporting period. As a result, the Fund did not benefit materially when the market softened in late summer and into the fall.
Rather, the most significant factor undermining relative performance related to positioning within asset classes, primarily equities, was the Fund’s exposure to small-cap stocks, which detracted substantially from returns. Throughout the reporting period, relative valuations in the small-cap asset class were much more attractive than has been the historical norm, but small companies are significantly more sensitive to changes in bank financing conditions than large companies that can issue bonds. Fast-rising costs on bank loans, coupled with concerns about future credit availability in the wake of the bank crisis in the early spring of 2023, weighed heavily on the smaller end of the capitalization spectrum. We promptly restored the Fund’s small-cap allocation to neutral as the nature and scope of the crisis became clear.
Relative performance also suffered from efforts to avoid undue exposure to a small group of market-leading, mega-cap, technology-related companies. Recently dubbed ‘the Magnificent 7’ (Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA, and Tesla), these firms are richly valued, implying rapid earnings growth in the coming years. We remain skeptical that such growth is likely to be achieved by these companies, which are already among the largest enterprises in the world, with dominant positions in their respective industries. Accordingly, we shifted Fund assets out of capitalization-weighted large-cap index products, favoring other options—most notably, an equally weighted version of the S&P 500® Index. During the reporting period, however, ongoing enthusiasm for the commercial potential of artificial intelligence (“AI”), and the degree to which the Magnificent 7 are expected to benefit from these developments, helped them maintain their leadership positions. During the

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
9

reporting period, the Bloomberg Magnificent 7 Total Return Index2 returned approximately 65%, compared to a slightly negative return for the equally weighted S&P 500® Equal Weight Index.3
Tilts favoring defensive sectors, particularly health care, and low volatility stocks further detracted from the Fund’s relative performance. Basically, any skew in the Fund away from the sole winners of the reporting period—mega-cap tech-oriented companies—was a drag on relative results.
The Fund realized some positive results within equities. Tactical trading in gold miners, for example, proved helpful. The Fund also benefited from some swap positions, in which we pay the return (so are effectively “short”) on a set of highly leveraged companies that look especially vulnerable to higher borrowing costs and more restrictive lending standards. Exposure to uranium miners provided a small, but noticeable, positive contribution to returns as well. (Contributions take weightings and total returns into account.)
The fixed-income portion of the Fund also weighed on results, although to a lesser extent. Fixed income underperformance mainly resulted from the Fund’s duration4 management. The Fund held too little exposure to long-term bonds in the first half of the reporting period when yields were falling, and too much exposure late in the reporting period as yields were rising rapidly. The Fund also gave up a little ground due to underweight exposure to bank loans. We expected that defaults would rise considerably in that space as economic activity slowed, although the anticipated slowdown failed to materialize during the reporting period.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Fund’s asset class policy views. Therefore, the swaps can be seen as detracting from the Fund’s relative performance over the course of the reporting period.
How did you allocate the Fund’s assets during the reporting period and why?
Stock/bond blend: We held equity exposure within the Fund relatively close to neutral during the reporting period. We are generally reluctant to position the Fund with underweight equity exposure, since stocks tend to perform well over time and anticipating drawdowns is challenging. The opposite is less true;
we are happy to lean into equities when we believe they are well-supported fundamentally or when a correction has run further than we believe appropriate. Nevertheless, we shifted the Fund’s equity position to slightly underweight following a sharp rally in January 2023, and enlarged the underweight posture a little further late in the spring when banking sector turmoil appeared to increase the likelihood of a recession. As the recession failed to materialize, we gradually removed the underweight equity exposure over the course of the summer and into the fall.
Duration: After an extended period of holding a short duration position, in the spring of 2023, we shifted the Fund to a neutral position in expectation of an impending recession. We extended the Fund’s duration further in the summer and fall as yields rose, presumably in response to heavy new Treasury issuance, “higher for longer” monetary policy prospects, stubborn inflationary pressures, and rising yields abroad. As of the end of the reporting period, the Fund’s duration was slightly more than a half year long, reflecting our view that a combination of waning consumption, normalized supply chains and improving productivity will curb inflation in the quarters ahead, and yields will drop sharply.
Equity style: Growth stocks, by definition, exhibit richer valuations than value stocks. As a consequence, growth stock prices are relatively reliant on distant profits, and are often more sensitive to elevated inflation and higher interest rates than their value-oriented counterparts. Accordingly, given the high-rate environment that prevailed during the reporting period, we persistently tilted the Fund to emphasize value stocks that offered more substantial near-term cash flows. In particular, we focused on defensive, lower-volatility sectors, including utilities, consumer staples and—most of all—health care. This position undermined performance in 2023, as market performance was dominated by the aforementioned Magnificent 7—growth-oriented technology-related stocks swept by a wave of excitement over the prospects for generative AI.
Equity size: The Fund held overweight exposure to small-cap stocks during the first half of the reporting period. We based our thesis on several prevailing characteristics of the asset class: attractive valuations, insulation from economic weakness abroad, less sensitivity to dollar strength and disproportionate exposure to domestic demand, which thus far remains robust. That position proved unconstructive during the spring of 2023, as
2.	The Bloomberg Magnificent 7 Total Return Index is an equal-dollar weighted equity benchmark consisting of a fixed basket of 7 widely-traded companies classified in the United States and representing the Communications, Consumer Discretionary and Technology sectors as defined by Bloomberg Industry Classification System (BICS). An investment cannot be made directly in an index.
3.	The S&P 500® Equal Weight Index (“EWI”) is the equal-weight version of the widely-used S&P 500® Index. The S&P 500® EWI includes the same constituents as the capitalization weighted S&P 500® Index, but each company in the S&P 500® EWI is allocated a fixed weight, or 0.2% of the Index total at each quarterly rebalance. An investment cannot be made directly in an index.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
10	MainStay Conservative Allocation Fund

small companies tend to be heavily dependent on bank financing, and banks aggressively tightened lending standards in the wake of the banking crisis that occurred in March and April. Accordingly, we unwound the Fund’s small-cap bias. However, it is important to note that the proceeds did not flow to large blend index exposure, where the Magnificent 7 dominate. Rather, the redirected assets went into the S&P 500® Equal Weight Index, where those seven names comprise less than 2% of that Index.
Geographic exposure: During the latter part of the reporting period, European equities appeared vulnerable. We expected that persistently high wage growth would compel the European Central Bank to maintain its restrictive monetary policies for an extended period of time while European export-heavy economies wrestled with declining global trade volumes. In addition, Europe appeared particularly exposed to potential energy price spikes amid elevated geopolitical tensions. On the other hand, the Bank of Japan remained engaged in accommodative policy, Japanese exports benefited from a weak yen, and Japanese companies increasingly prioritized shareholder governance, largely in the form of share buybacks. Given these divergent conditions, we tilted the Fund away from European markets in favor of Japanese stocks, while holding net exposure to non-US stocks close to neutral.
Energy: The Fund maintained exposure to upstream energy producers and oilfield/gas field service providers as a commodity play to provide an additional inflation hedge. These holdings also positioned the Fund to take advantage of opportunities for domestic producers to benefit as Western nations revisit energy policy to source supplies from stable and friendly jurisdictions rather than autocratic petrostates that present national security risks. The Fund’s small, but volatile, energy position detracted significantly from performance during the first half of the reporting period but fully recovered in the second half.
How did the Fund’s allocations change over the course of the reporting period?
In one of the more substantial changes in allocations undertaken during the reporting period, we reduced the Fund’s exposure to small-cap stocks, expressed via total return swaps. We took this action in response to the banking crisis that unfolded in the spring of 2023. Other changes included a reduction in the Fund’s holdings of MainStay Floating Rate Fund, thereby decreasing exposure to lower-credit-quality fixed-income instruments ahead of an expected recession. We unwound the Fund’s swap exposure to VanEck Gold Miners ETF, taking profits and exiting a profitable trade on a high note. Lastly, we used swaps to tilt the Fund away from baskets of specific stocks that were either heavily dependent on floating-rate loans (such as Uber, United Airlines and Carnival) or that generated insufficient operating income to retire debt as it came due (so-called ‘zombie’ companies, such as Royal Caribbean, Wynn Resorts and Rivian Automotive). We believed these firms were especially vulnerable in an environment of fast-rising interest rates and tightening lending standards.
New or increased allocations included, first and foremost, exposure to iShares 20+ Year Treasury Bond ETF, which we used to extend the Fund’s duration as bond yields rose. Another consequential change involved the establishment and growth of an allocation to Invesco S&P 500® Equal Weight ETF, funded in part from cash. We adopted this position to remove the Fund’s underweight exposure to equities without significantly increasing its exposure to the Magnificent 7 mega-cap technology-related names. We also initiated a new Fund position in iShares MSCI Japan ETF (via a swap), as we saw valuations as attractive, export conditions as favorable and the Japanese yen likely to appreciate should the Bank of Japan abandon its existing yield curve5 control policy. Another notable addition involved the establishment of exposure to Global X Uranium ETF, which invests primarily in uranium mining firms. Climate change concerns, net-zero commitments and the limitations of renewable energy are driving a reconsideration of nuclear energy, for which fuel supply is rather limited. We foresee a supply/demand imbalance developing that is likely to support businesses involved with extracting and processing uranium.
At the Underlying Fund level, we took advantage of a few new investment options, adopting a position in IQ MacKay ESG High Income ETF, with proceeds from MainStay MacKay High Yield Corporate Bond Fund. Other holdings in newly available Underlying Equity Funds included MainStay PineStone U.S. Equity Fund, IQ Candriam U.S. Mid Cap Equity ETF and MainStay Fiera SMID Growth Fund.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
The Fund’s top-performing Underlying Equity Funds that were held for the entire reporting period included MainStay Winslow Large Cap Growth Fund (and its sister product, IQ Winslow Large Cap Growth ETF), IQ 500 International ETF and MainStay Epoch Capital Growth Fund. The worst-performing positions included MainStay WMC Small Companies Fund, IQ U.S. Small Cap ETF and swap exposure to the S&P Small Cap 600® Index.6
5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
6.	The S&P Small Cap 600™ Index covers roughly the small-cap range of American stocks, using a capitalization-weighted index. Capitalization range is from $850 million to $3.7 billion. An investment cannot be made directly in an index.
11

Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?
The strongest positive contributions to performance came from MainStay Winslow Large Cap Growth Fund, MainStay WMC Growth Fund and IQ Candriam U.S. Large Cap Equity ETF. The direct fund holdings detracting most significantly from returns included IQ Candriam U.S. Mid Cap Equity ETF, MainStay WMC Small Companies Fund and MainStay Fiera SMID Growth Fund. Losses were greater in some swap positions in which we paid the return to iShares MSCI EAFE Index, the Russell 1000® Growth Index and the S&P 500® Equal Weight Index.
During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which Underlying Fixed-Income Funds had the lowest total returns?
The Fund held only five fixed-income positions for the entire reporting period, all of which generated positive returns. The three best performers included MainStay Floating Rate Fund, MainStay MacKay Short Duration High Yield Fund and MainStay MacKay High Yield Corporate Bond Fund. The lowest total returns came from IQ MacKay ESG Core Plus Bond ETF, MainStay MacKay Total Return Bond Fund and cash holdings.
Which Underlying Fixed-Income Funds were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?
The largest contributors to the Fund’s absolute returns came from cash holdings and positions in MainStay Floating Rate Fund and MainStay MacKay Total Return Bond Fund. The only fixed-income position that detracted from performance was swap exposure to iShares 20+ Year Treasury Bond ETF. The smallest positive contributions to Fund performance came from MainStay Short Term Bond Fund and MainStay MacKay High Yield Corporate Bond Fund.
How was the Fund positioned at the end of the reporting period?
For some time now, we have held the view that a recession in response to dramatic monetary policy tightening and the expiration of pandemic-era support programs is all but inevitable. This remains the case today, and indications of the onset of said recession are beginning to accumulate. We firmly expect corporate profits to decline over the next several quarters, eventually taking stock prices down with them, while also driving down Treasury yields and pushing credit spreads7 out.
Accordingly, as of October 31, 2023, the Fund maintains a relatively defensive posture.
Given the difficulty in predicting a market top, we are resistant to holding an underweight position in equities. As such, we are maintaining a neutral position for the Fund at this time, although we intend to exploit any significant pullbacks - should they arise - by building an oversight position.
The Fund’s defensive positioning is more evident within asset classes. Most notably, we have extended the Fund’s duration considerably through purchases of a long-dated Treasury bond ETF, with the expectation that it will benefit from the trend of investors to shift out of risky assets as economic and market conditions deteriorate. Additionally, we are maintaining exposure to bank loans at a below-benchmark weight, and skewing holdings of high yield bonds to favor shorter maturity instruments, which tend to exhibit less volatility and smaller losses than do longer-maturity bonds.
On the equity side, the Fund favors sectors that have generally exhibited lower volatility and retained their value better during drawdowns. Prominent among these are utilities and health care. We have also skewed the Fund away from a set of highly leveraged companies deemed to be especially vulnerable to a tightening credit environment.
7.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) comparable to U.S. Treasury issues.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
12	MainStay Conservative Allocation Fund

Portfolio of Investments October 31, 2023†^
	Shares	Value
Affiliated Investment Companies 88.8%
Equity Funds 35.3%
IQ 500 International ETF	208,359	$ 6,173,490
IQ Candriam International Equity ETF	244,100	6,085,071
IQ Candriam U.S. Large Cap Equity ETF	278,280	10,201,801
IQ Candriam U.S. Mid Cap Equity ETF	245,130	6,125,848
IQ FTSE International Equity Currency Neutral ETF	326,633	7,362,308
IQ U.S. Large Cap ETF	240,817	7,594,188
IQ U.S. Small Cap ETF	131,349	3,873,456
IQ Winslow Large Cap Growth ETF (a)	41,013	1,256,745
MainStay Candriam Emerging Markets Equity Fund Class R6	644,127	5,424,132
MainStay Epoch Capital Growth Fund Class I	106,039	1,276,728
MainStay Epoch International Choice Fund Class I	102,921	3,621,407
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	419,447	7,755,697
MainStay Fiera SMID Growth Fund Class R6	429,083	6,061,136
MainStay PineStone International Equity Fund Class R6	267,483	3,634,689
MainStay PineStone U.S. Equity Fund Class R6 (a)	469,881	7,316,895
MainStay S&P 500 Index Fund Class I	113,229	5,599,451
MainStay Winslow Large Cap Growth Fund Class R6	973,046	9,729,872
MainStay WMC Enduring Capital Fund Class R6	232,848	7,008,754
MainStay WMC Growth Fund Class R6 (a)	283,870	10,236,768
MainStay WMC International Research Equity Fund Class I	554,016	3,641,159
MainStay WMC Small Companies Fund Class I	220,372	4,133,416
MainStay WMC Value Fund Class R6	248,772	6,971,485
Total Equity Funds (Cost $115,876,934)		131,084,496
Fixed Income Funds 53.5%
IQ MacKay ESG Core Plus Bond ETF (a)	3,627,377	71,017,512
IQ Mackay ESG High Income ETF (a)	247,832	6,204,474
MainStay Floating Rate Fund Class R6 (a)	2,365,396	20,709,511
MainStay MacKay High Yield Corporate Bond Fund Class R6	1,271,887	6,223,723
MainStay MacKay Short Duration High Yield Fund Class I	1,727,100	15,854,436
MainStay MacKay Total Return Bond Fund Class R6 (a)	8,521,338	71,122,495
	Shares	Value

Fixed Income Funds (continued)
MainStay Short Term Bond Fund Class I (a)	840,491	$ 7,525,591
Total Fixed Income Funds (Cost $226,299,234)		198,657,742
Total Affiliated Investment Companies (Cost $342,176,168)		329,742,238
Short-Term Investment 10.9%
Affiliated Investment Company 10.9%
MainStay U.S. Government Liquidity Fund, 5.275% (b)	40,309,308	40,309,308
Total Short-Term Investment (Cost $40,309,308)	10.9%	40,309,308
Total Investments (Cost $382,485,476)	99.7%	370,051,546
Other Assets, Less Liabilities	0.3	1,063,491
Net Assets	100.0%	$ 371,115,037

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	As of October 31, 2023, the Fund's ownership exceeds 5% of the outstanding shares of the Underlying Fund's share class.
(b)	Current yield as of October 31, 2023.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2023†^ (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ 500 International ETF	$ 6,936	$ 204	$ (1,952)	$ 73	$ 912	$ 6,173	$ 248	$ —	208
IQ Candriam International Equity ETF	6,872	196	(1,801)	255	563	6,085	202	—	244
IQ Candriam U.S. Large Cap Equity ETF	13,661	293	(5,448)	1,190	506	10,202	180	—	278
IQ Candriam U.S. Mid Cap Equity ETF	—	7,775	(840)	(26)	(783)	6,126	22	—	245
IQ FTSE International Equity Currency Neutral ETF	8,250	84	(1,856)	202	683	7,363	178	151	327
IQ MacKay ESG Core Plus Bond ETF	70,570	9,676	(6,815)	(1,012)	(1,401)	71,018	3,438	—	3,627
IQ Mackay ESG High Income ETF	—	6,577	(194)	(1)	(177)	6,205	185	—	248
IQ U.S. Large Cap ETF	11,039	63	(3,778)	149	121	7,594	164	—	241
IQ U.S. Small Cap ETF	8,332	1,480	(5,544)	847	(1,242)	3,873	106	—	131
IQ Winslow Large Cap Growth ETF	727	338	(13)	—	205	1,257	—(a)	—	41
MainStay Candriam Emerging Markets Equity Fund Class R6	5,739	175	(636)	(239)	385	5,424	68	—	644
MainStay Epoch Capital Growth Fund Class I	1,458	21	(418)	(53)	269	1,277	6	14	106
MainStay Epoch International Choice Fund Class I	4,148	104	(1,176)	218	327	3,621	54	—	103
MainStay Epoch U.S. Equity Yield Fund Class R6	11,410	471	(4,015)	679	(789)	7,756	243	164	419
MainStay Fiera SMID Growth Fund Class R6	—	6,702	(35)	(1)	(605)	6,061	—	—	429
MainStay Floating Rate Fund Class R6	30,201	2,693	(12,865)	(606)	1,287	20,710	2,124	—	2,365
MainStay MacKay High Yield Corporate Bond Fund Class R6	13,338	764	(8,106)	(467)	695	6,224	585	—	1,272
MainStay MacKay International Equity Fund Class R6	3,985	143	(4,280)	(990)	1,142	—	36	—	—
MainStay MacKay Short Duration High Yield Fund Class I	16,996	1,395	(2,719)	(150)	332	15,854	972	—	1,727
MainStay MacKay Total Return Bond Fund Class R6	79,386	5,013	(11,674)	(2,517)	914	71,122	3,412	—	8,521
MainStay PineStone International Equity Fund Class R6 (b)	—	3,886	—	—	(251)	3,635	—	—	267
MainStay PineStone U.S. Equity Fund Class R6	—	7,662	—	—	(345)	7,317	—	—	470
MainStay S&P 500 Index Fund Class I	6,225	656	(1,332)	260	(210)	5,599	86	487	113
MainStay Short Term Bond Fund Class I	—	8,186	(513)	(7)	(140)	7,526	196	—	840
MainStay U.S. Government Liquidity Fund	41,566	71,676	(72,933)	—	—	40,309	1,869	—	40,309
MainStay Winslow Large Cap Growth Fund Class R6	12,631	1,438	(5,354)	256	759	9,730	29	1,391	973
MainStay WMC Enduring Capital Fund Class R6	10,570	709	(4,417)	(634)	781	7,009	61	376	233
MainStay WMC Growth Fund Class R6	13,337	646	(5,959)	(2,068)	4,281	10,237	—	—	284
MainStay WMC International Research Equity Fund Class I	4,070	144	(1,030)	(101)	558	3,641	84	—	554
MainStay WMC Small Companies Fund Class I	8,623	1,580	(5,156)	(539)	(375)	4,133	185	—	220
MainStay WMC Value Fund Class R6	11,002	785	(4,244)	(71)	(501)	6,971	178	403	249
	$401,072	$141,535	$(175,103)	$(5,353)	$ 7,901	$370,052	$14,911	$2,986

(a)	Less than $500.
(b)	As of September 8, 2023, the Fund exchanged in a nontaxable transfer of all shares of the MainStay MacKay International Equity Fund Class R6 into the newly launched MainStay PineStone International Equity Fund Class R6.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Conservative Allocation Fund

Swap Contracts
Open OTC total return equity swap contracts as of October 31, 2023 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Citi Leveraged Loan Basket	1 day FEDF minus 0.20%	12/4/23	Daily	(3,920)	$ —
Citibank NA	Citi Zombie Company Basket	1 day FEDF minus 0.50%	12/4/23	Daily	(3,527)	—
JPMorgan Chase Bank NA	Global X Uranium ETF	1 day FEDF plus 0.50%	10/8/24 - 10/15/24	Daily	4,003	—
Citibank NA	Invesco S&P 500 Low Volatility ETF	1 day FEDF plus 0.45%	12/4/23	Daily	3,736	—
Citibank NA	iShares 20+ Year Treasury Bond ETF	1 day FEDF plus 0.38%	12/4/23	Daily	20,336	—
Citibank NA	iShares MSCI EAFE ETF	1 day FEDF minus 1.25%	12/4/23	Daily	(9,298)	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 day FEDF minus 0.54%	12/4/23	Daily	(2,010)	—
JPMorgan Chase Bank NA	iShares MSCI Japan ETF	1 day FEDF plus 0.15%	4/24/24 - 5/7/24	Daily	11,127	—
JPMorgan Chase Bank NA	Materials Select Sector SPDR Fund	1 day FEDF plus 0.18%	2/5/24	Daily	3,664	—
Citibank NA	Russell 1000 Growth Total Return Index	1 day FEDF minus 0.20%	12/4/23	Daily	(5,442)	—
JPMorgan Chase Bank NA	Russell 2000 Total Return Index	1 day FEDF minus 0.15% - plus 0.02%	4/9/24 - 5/7/24	Daily	(15,498)	—
JPMorgan Chase Bank NA	S&P 500 Equal Weight	1 day FEDF plus 0.30% - 0.51%	5/7/24	Daily	16,324	—
Citibank NA	S&P 500 Health Care Sector	1 day FEDF plus 0.45%	12/4/23	Daily	3,817	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.05%	12/4/23	Daily	(10,184)	—
Citibank NA	S&P 500 Utilities Total Return	1 day FEDF plus 0.50%	12/4/23	Daily	3,840	—
Citibank NA	S&P 600 Total Return	1 day FEDF plus 0.41%	12/4/23	Daily	17,880	—
Citibank NA	S&P Midcap 400 Total Return Index	1 day FEDF plus 0.31%	12/4/23	Daily	9,435	—
Citibank NA	Vanguard FTSE Europe ETF	1 day FEDF minus 5.00%	12/4/23	Daily	(3,692)	—
						$ —
The following table represents the basket holdings underlying the total return swap with Citi Leveraged Loan Basket as of October 31, 2023.
Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
AerCap Holdings NV	(1,907)	(184,451)	—	4.71
Apollo Commercial Real Estate Finance, Inc.	(358)	(34,637)	—	0.88
Atlantica Sustainable Infrastructure plc	(225)	(21,793)	—	0.56
Brandywine Realty Trust	(324)	(31,311)	—	0.80
Carnival Corp.	(4,784)	(462,659)	—	11.80
Chart Industries, Inc.	(1,839)	(177,838)	—	4.54
Coherent Corp.	(765)	(73,977)	—	1.89
CommScope Holding Co, Inc.	(71)	(6,856)	—	0.17
Crane NXT Co	(1,414)	(136,702)	—	3.49
Cushman & Wakefield plc	(359)	(34,751)	—	0.89
Delta Air Lines, Inc.	(3,807)	(368,095)	—	9.39
Designer Brands, Inc.	(398)	(38,455)	—	0.98
DigitalBridge Group, Inc.	(627)	(60,588)	—	1.55
Elanco Animal Health, Inc.	(1,566)	(151,410)	—	3.86
Entegris, Inc.	(2,488)	(240,614)	—	6.14
Fidelity National Information Services, Inc.	(3,746)	(362,255)	—	9.24
Hanesbrands, Inc.	(1,015)	(98,137)	—	2.50
JetBlue Airways Corp.	(535)	(51,763)	—	1.32
Lumen Technologies, Inc.	(1,102)	(106,569)	—	2.72
MKS Instruments, Inc.	(734)	(70,965)	—	1.81
Oatly Group AB	(44)	(4,295)	—	0.11
Opendoor Technologies, Inc.	(762)	(73,708)	—	1.88
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2023†^ (continued)
Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
Par Pacific Holdings, Inc.	(583)	(56,352)	—	1.44
PureCycle Technologies, Inc.	(231)	(22,312)	—	0.57
Scorpio Tankers, Inc.	(1,322)	(127,867)	—	3.26
Topgolf Callaway Brands Corp.	(386)	(37,317)	—	0.95
Uber Technologies, Inc.	(5,829)	(563,713)	—	14.38
United Airlines Holdings, Inc.	(3,311)	(320,186)	—	8.17

1.	As of October 31, 2023, cash in the amount $2,200,000 was pledged to brokers for OTC swap contracts.
2.	Fund pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of October 31, 2023.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 131,084,496	$ —	$ —	$ 131,084,496
Fixed Income Funds	198,657,742	—	—	198,657,742
Total Affiliated Investment Companies	329,742,238	—	—	329,742,238
Short-Term Investment
Affiliated Investment Company	40,309,308	—	—	40,309,308
Total Investments in Securities	$ 370,051,546	$ —	$ —	$ 370,051,546

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Conservative Allocation Fund

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in affiliated investment companies, at value (identified cost $382,485,476)	$370,051,546
Cash	90,890
Cash collateral on deposit at broker for swap contracts	2,200,000
Receivables:
Dividends and interest	173,722
Fund shares sold	52,889
Prepaid expenses	16
Other assets	43,726
Total assets	372,612,789
Liabilities
Payables:
Dividends and interest on OTC swaps contracts	1,009,109
Fund shares redeemed	264,433
NYLIFE Distributors (See Note 3)	89,451
Transfer agent (See Note 3)	74,382
Shareholder communication	34,486
Custodian	12,603
Professional fees	12,043
Manager (See Note 3)	331
Trustees	24
Accrued expenses	890
Total liabilities	1,497,752
Net assets	$371,115,037
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 35,298
Additional paid-in-capital	389,644,614
389,679,912
Total distributable earnings (loss)	(18,564,875)
Net assets	$371,115,037
Class A
Net assets applicable to outstanding shares	$312,385,347
Shares of beneficial interest outstanding	29,693,101
Net asset value per share outstanding	$ 10.52
Maximum sales charge (3.00% of offering price)	0.33
Maximum offering price per share outstanding	$ 10.85
Investor Class
Net assets applicable to outstanding shares	$ 31,064,760
Shares of beneficial interest outstanding	2,953,661
Net asset value per share outstanding	$ 10.52
Maximum sales charge (2.50% of offering price)	0.27
Maximum offering price per share outstanding	$ 10.79
Class B
Net assets applicable to outstanding shares	$ 3,153,220
Shares of beneficial interest outstanding	305,427
Net asset value and offering price per share outstanding	$ 10.32
Class C
Net assets applicable to outstanding shares	$ 12,276,330
Shares of beneficial interest outstanding	1,189,314
Net asset value and offering price per share outstanding	$ 10.32
Class I
Net assets applicable to outstanding shares	$ 7,384,689
Shares of beneficial interest outstanding	693,414
Net asset value and offering price per share outstanding	$ 10.65
Class R2
Net assets applicable to outstanding shares	$ 156,577
Shares of beneficial interest outstanding	14,889
Net asset value and offering price per share outstanding	$ 10.52
Class R3
Net assets applicable to outstanding shares	$ 2,577,270
Shares of beneficial interest outstanding	246,306
Net asset value and offering price per share outstanding	$ 10.46
SIMPLE Class
Net assets applicable to outstanding shares	$ 2,116,844
Shares of beneficial interest outstanding	201,758
Net asset value and offering price per share outstanding	$ 10.49

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statement of Operations for the year ended October 31, 2023
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 14,910,973
Expenses
Distribution/Service—Class A (See Note 3)	839,049
Distribution/Service—Investor Class (See Note 3)	84,183
Distribution/Service—Class B (See Note 3)	45,545
Distribution/Service—Class C (See Note 3)	156,611
Distribution/Service—Class R2 (See Note 3)	381
Distribution/Service—Class R3 (See Note 3)	12,395
Distribution/Service—SIMPLE Class (See Note 3)	9,065
Transfer agent (See Note 3)	405,611
Registration	109,902
Professional fees	74,133
Custodian	37,386
Trustees	10,307
Shareholder service (See Note 3)	2,631
Miscellaneous	13,121
Total expenses before waiver/reimbursement	1,800,320
Expense waiver/reimbursement from Manager (See Note 3)	(67,060)
Reimbursement from prior custodian(a)	(811)
Net expenses	1,732,449
Net investment income (loss)	13,178,524
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	(5,353,226)
Realized capital gain distributions from affiliated investment companies	2,986,337
Swap transactions	(8,222,111)
Net realized gain (loss)	(10,589,000)
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	7,901,408
Net realized and unrealized gain (loss)	(2,687,592)
Net increase (decrease) in net assets resulting from operations	$ 10,490,932

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Conservative Allocation Fund

Statements of Changes in Net Assets
for the years ended October 31, 2023 and October 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 13,178,524	$ 9,307,734
Net realized gain (loss)	(10,589,000)	7,852,353
Net change in unrealized appreciation (depreciation)	7,901,408	(88,020,370)
Net increase (decrease) in net assets resulting from operations	10,490,932	(70,860,283)
Distributions to shareholders:
Class A	(9,330,355)	(32,054,607)
Investor Class	(887,959)	(2,979,304)
Class B	(103,952)	(720,688)
Class C	(354,812)	(1,918,125)
Class I	(221,882)	(665,424)
Class R2	(4,078)	(10,998)
Class R3	(62,481)	(140,771)
SIMPLE Class	(43,011)	(41,601)
	(11,008,530)	(38,531,518)
Distributions to shareholders from return of capital:
Class A	(5,483,513)	—
Investor Class	(521,859)	—
Class B	(61,094)	—
Class C	(208,526)	—
Class I	(130,401)	—
Class R2	(2,396)	—
Class R3	(36,720)	—
SIMPLE Class	(25,278)	—
	(6,469,787)	—
Total distributions to shareholders	(17,478,317)	(38,531,518)
Capital share transactions:
Net proceeds from sales of shares	28,523,895	48,044,098
Net asset value of shares issued to shareholders in reinvestment of distributions	17,304,759	38,086,216
Cost of shares redeemed	(71,998,268)	(85,734,187)
Increase (decrease) in net assets derived from capital share transactions	(26,169,614)	396,127
Net increase (decrease) in net assets	(33,156,999)	(108,995,674)
Net Assets
Beginning of year	404,272,036	513,267,710
End of year	$371,115,037	$ 404,272,036
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 10.74	$ 13.53	$ 12.23	$ 11.96	$ 11.69
Net investment income (loss) (a)	0.37	0.25	0.22	0.25	0.24
Net realized and unrealized gain (loss)	(0.10)	(2.02)	1.64	0.33	0.69
Total from investment operations	0.27	(1.77)	1.86	0.58	0.93
Less distributions:
From net investment income	(0.12)	(0.44)	(0.19)	(0.26)	(0.28)
From net realized gain on investments	(0.19)	(0.58)	(0.37)	(0.05)	(0.38)
Return of capital	(0.18)	—	—	—	—
Total distributions	(0.49)	(1.02)	(0.56)	(0.31)	(0.66)
Net asset value at end of year	$ 10.52	$ 10.74	$ 13.53	$ 12.23	$ 11.96
Total investment return (b)	2.41%	(14.05)%	15.51%	5.00%	8.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.34%	2.09%	1.67%	2.10%	2.11%
Net expenses (c)	0.37%	0.35%	0.37%	0.37%	0.38%
Portfolio turnover rate	19%	38%	25%	70%	46%
Net assets at end of year (in 000’s)	$ 312,385	$ 336,711	$ 419,554	$ 355,167	$ 334,242

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 10.74	$ 13.53	$ 12.23	$ 11.97	$ 11.69
Net investment income (loss) (a)	0.35	0.22	0.20	0.23	0.22
Net realized and unrealized gain (loss)	(0.11)	(2.01)	1.64	0.33	0.70
Total from investment operations	0.24	(1.79)	1.84	0.56	0.92
Less distributions:
From net investment income	(0.10)	(0.42)	(0.17)	(0.25)	(0.26)
From net realized gain on investments	(0.19)	(0.58)	(0.37)	(0.05)	(0.38)
Return of capital	(0.17)	—	—	—	—
Total distributions	(0.46)	(1.00)	(0.54)	(0.30)	(0.64)
Net asset value at end of year	$ 10.52	$ 10.74	$ 13.53	$ 12.23	$ 11.97
Total investment return (b)	2.22%	(14.22)%	15.33%	4.80%	8.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.16%	1.90%	1.49%	1.93%	1.92%
Net expenses (c)	0.55%	0.55%	0.55%	0.55%	0.55%
Expenses (before waiver/reimbursement) (c)	0.67%	0.57%	0.64%	0.61%	0.59%
Portfolio turnover rate	19%	38%	25%	70%	46%
Net assets at end of year (in 000's)	$ 31,065	$ 33,625	$ 41,154	$ 41,762	$ 44,934

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Conservative Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 10.55	$ 13.30	$ 12.07	$ 11.84	$ 11.64
Net investment income (loss) (a)	0.26	0.13	0.09	0.15	0.14
Net realized and unrealized gain (loss)	(0.11)	(1.97)	1.63	0.31	0.69
Total from investment operations	0.15	(1.84)	1.72	0.46	0.83
Less distributions:
From net investment income	(0.05)	(0.33)	(0.12)	(0.18)	(0.25)
From net realized gain on investments	(0.19)	(0.58)	(0.37)	(0.05)	(0.38)
Return of capital	(0.14)	—	—	—	—
Total distributions	(0.38)	(0.91)	(0.49)	(0.23)	(0.63)
Net asset value at end of year	$ 10.32	$ 10.55	$ 13.30	$ 12.07	$ 11.84
Total investment return (b)	1.36%	(14.86)%	14.49%	3.99%	7.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.41%	1.13%	0.72%	1.23%	1.22%
Net expenses (c)	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.43%	1.32%	1.39%	1.36%	1.34%
Portfolio turnover rate	19%	38%	25%	70%	46%
Net assets at end of year (in 000’s)	$ 3,153	$ 5,787	$ 11,550	$ 13,236	$ 17,273

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 10.54	$ 13.29	$ 12.07	$ 11.84	$ 11.64
Net investment income (loss) (a)	0.26	0.13	0.09	0.14	0.14
Net realized and unrealized gain (loss)	(0.10)	(1.97)	1.62	0.32	0.69
Total from investment operations	0.16	(1.84)	1.71	0.46	0.83
Less distributions:
From net investment income	(0.05)	(0.33)	(0.12)	(0.18)	(0.25)
From net realized gain on investments	(0.19)	(0.58)	(0.37)	(0.05)	(0.38)
Return of capital	(0.14)	—	—	—	—
Total distributions	(0.38)	(0.91)	(0.49)	(0.23)	(0.63)
Net asset value at end of year	$ 10.32	$ 10.54	$ 13.29	$ 12.07	$ 11.84
Total investment return (b)	1.45%	(14.87)%	14.41%	3.99%	7.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.41%	1.13%	0.73%	1.21%	1.24%
Net expenses (c)	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.43%	1.32%	1.39%	1.36%	1.34%
Portfolio turnover rate	19%	38%	25%	70%	46%
Net assets at end of year (in 000’s)	$ 12,276	$ 18,099	$ 29,825	$ 36,802	$ 44,222

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 10.87	$ 13.68	$ 12.36	$ 12.08	$ 11.80
Net investment income (loss) (a)	0.40	0.28	0.25	0.29	0.28
Net realized and unrealized gain (loss)	(0.11)	(2.04)	1.66	0.33	0.69
Total from investment operations	0.29	(1.76)	1.91	0.62	0.97
Less distributions:
From net investment income	(0.14)	(0.47)	(0.22)	(0.29)	(0.31)
From net realized gain on investments	(0.19)	(0.58)	(0.37)	(0.05)	(0.38)
Return of capital	(0.18)	—	—	—	—
Total distributions	(0.51)	(1.05)	(0.59)	(0.34)	(0.69)
Net asset value at end of year	$ 10.65	$ 10.87	$ 13.68	$ 12.36	$ 12.08
Total investment return (b)	2.63%	(13.82)%	15.79%	5.30%	8.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.58%	2.33%	1.91%	2.40%	2.38%
Net expenses (c)	0.12%	0.10%	0.12%	0.12%	0.13%
Portfolio turnover rate	19%	38%	25%	70%	46%
Net assets at end of year (in 000’s)	$ 7,385	$ 6,412	$ 8,909	$ 7,878	$ 9,272

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,				June 14, 2019^ through October 31, 2019
Class R2	2023	2022	2021	2020
Net asset value at beginning of period	$ 10.74	$ 13.53	$ 12.23	$ 11.96	$ 11.61
Net investment income (loss) (a)	0.36	0.24	0.21	0.24	0.08
Net realized and unrealized gain (loss)	(0.11)	(2.02)	1.64	0.34	0.32
Total from investment operations	0.25	(1.78)	1.85	0.58	0.40
Less distributions:
From net investment income	(0.11)	(0.43)	(0.18)	(0.26)	(0.05)
From net realized gain on investments	(0.19)	(0.58)	(0.37)	(0.05)	—
Return of capital	(0.17)	—	—	—	—
Total distributions	(0.47)	(1.01)	(0.55)	(0.31)	(0.05)
Net asset value at end of period	$ 10.52	$ 10.74	$ 13.53	$ 12.23	$ 11.96
Total investment return (b)	2.31%	(14.14)%	15.40%	4.93%	3.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.24%	2.01%	1.56%	2.00%	1.83%††
Net expenses (c)	0.47%	0.45%	0.47%	0.47%	0.49%††
Portfolio turnover rate	19%	38%	25%	70%	46%
Net assets at end of period (in 000’s)	$ 157	$ 142	$ 141	$ 109	$ 100

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Conservative Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R3	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 10.69	$ 13.47	$ 12.19	$ 11.94	$ 11.67
Net investment income (loss) (a)	0.33	0.21	0.17	0.20	0.19
Net realized and unrealized gain (loss)	(0.11)	(2.01)	1.64	0.34	0.70
Total from investment operations	0.22	(1.80)	1.81	0.54	0.89
Less distributions:
From net investment income	(0.10)	(0.40)	(0.16)	(0.24)	(0.24)
From net realized gain on investments	(0.19)	(0.58)	(0.37)	(0.05)	(0.38)
Return of capital	(0.16)	—	—	—	—
Total distributions	(0.45)	(0.98)	(0.53)	(0.29)	(0.62)
Net asset value at end of year	$ 10.46	$ 10.69	$ 13.47	$ 12.19	$ 11.94
Total investment return (b)	1.99%	(14.34)%	15.12%	4.59%	8.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.01%	1.80%	1.32%	1.66%	1.68%
Net expenses (c)	0.72%	0.70%	0.72%	0.73%	0.73%
Portfolio turnover rate	19%	38%	25%	70%	46%
Net assets at end of year (in 000’s)	$ 2,577	$ 2,196	$ 1,831	$ 1,249	$ 739

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,			August 31, 2020^ through October 31,
SIMPLE Class	2023	2022	2021	2020
Net asset value at beginning of period	$ 10.71	$ 13.50	$ 12.23	$ 12.58*
Net investment income (loss) (a)	0.33	0.20	0.17	0.03
Net realized and unrealized gain (loss)	(0.11)	(2.02)	1.63	(0.38)
Total from investment operations	0.22	(1.82)	1.80	(0.35)
Less distributions:
From net investment income	(0.10)	(0.39)	(0.16)	—
From net realized gain on investments	(0.19)	(0.58)	(0.37)	—
Return of capital	(0.15)	—	—	—
Total distributions	(0.44)	(0.97)	(0.53)	—
Net asset value at end of period	$ 10.49	$ 10.71	$ 13.50	$ 12.23
Total investment return (b)	2.04%	(14.45)%	14.98%	(2.78)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.97%	1.74%	1.27%	1.25%††
Net expenses (c)	0.72%	0.80%	0.80%	0.80%††
Expenses (before waiver/reimbursement) (c)	0.72%	0.80%	0.89%	0.88%††
Portfolio turnover rate	19%	38%	25%	70%
Net assets at end of period (in 000’s)	$ 2,117	$ 1,301	$ 304	$ 27

^	Inception date.
*	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

MainStay Moderate Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges.  For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2023
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 3.00% Initial Sales Charge	With sales charges	4/4/2005	0.14%	3.17%	3.65%	0.85%
		Excluding sales charges		3.24	4.34	4.24	0.85
Investor Class Shares[2,3]	Maximum 2.50% Initial Sales Charge	With sales charges	2/28/2008	0.34	2.95	3.46	1.12
		Excluding sales charges		2.92	4.12	4.04	1.12
Class B Shares[4]	Maximum 5.00% CDSC	With sales charges	4/4/2005	-2.68	3.02	3.27	1.87
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		2.21	3.34	3.27	1.87
Class C Shares	Maximum 1.00% CDSC	With sales charges	4/4/2005	1.23	3.36	3.27	1.87
	if Redeemed Within One Year of Purchase	Excluding sales charges		2.21	3.36	3.27	1.87
Class I Shares	No Sales Charge		4/4/2005	3.49	4.59	4.49	0.60
Class R2 Shares[5]	No Sales Charge		6/14/2019	3.04	N/A	3.73	0.95
Class R3 Shares[5]	No Sales Charge		2/29/2016	2.86	3.98	5.16	1.20
SIMPLE Class Shares	No Sales Charge		8/31/2020	2.81	N/A	0.84	1.25

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to July 22, 2019, the maximum initial sales charge applicable was 5.50%, which is reflected in the applicable average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge was 3.00%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
5.	As of October 31, 2023, Class R2 and Class R3 shares are closed to new investors and, upon the close of business on December 29, 2023, Class R2 and Class R3 shares are closed to additional investments by existing shareholders. Additionally, Class R2 and Class R3 shares will be liquidated on or about February 28, 2024 (the "Liquidation Date"). It is expected that the Fund will distribute to remaining shareholders invested in Class R2 or Class R3 shares, on or promptly after the Liquidation Date, a liquidating distribution in cash or cash equivalents equal to the net asset value of such shares.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
24	MainStay Moderate Allocation Fund

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	10.14%	11.01%	11.18%
MSCI EAFE® Index (Net)[2]	14.40	4.10	3.05
Bloomberg U.S. Aggregate Bond Index[3]	0.36	-0.06	0.88
Moderate Allocation Composite Index[4]	6.91	5.81	6.03
Morningstar Moderate Allocation Category Average[5]	4.16	5.08	5.22

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The S&P 500® Index is the Fund's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
2.	The MSCI EAFE® Index (Net) is the Fund's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
3.	The Fund has selected the Bloomberg U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
4.	The Fund has selected the Moderate Allocation Composite Index as an additional benchmark. The Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively. Prior to February 28, 2014, the Moderate Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg U.S. Aggregate Bond Index weighted 50%, 10%, and 40%, respectively.
5.	The Morningstar Moderate Allocation Category Average is representative of funds in allocation categories that seek to provide both income and capital appreciation by primarily investing in multiple asset classes, including stocks, bonds, and cash. These moderate strategies seek to balance preservation of capital with appreciation. They typically expect volatility similar to a strategic equity exposure between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
25

Cost in Dollars of a $1,000 Investment in MainStay Moderate Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$969.70	$1.74	$1,023.44	$1.79	0.35%
Investor Class Shares	$1,000.00	$967.40	$2.73	$1,022.43	$2.80	0.55%
Class B Shares	$1,000.00	$964.50	$6.44	$1,018.65	$6.61	1.30%
Class C Shares	$1,000.00	$964.50	$6.44	$1,018.65	$6.61	1.30%
Class I Shares	$1,000.00	$970.00	$0.50	$1,024.70	$0.51	0.10%
Class R2 Shares	$1,000.00	$968.10	$2.23	$1,022.94	$2.29	0.45%
Class R3 Shares	$1,000.00	$967.20	$3.47	$1,021.68	$3.57	0.70%
SIMPLE Class Shares	$1,000.00	$967.40	$3.37	$1,021.78	$3.47	0.68%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
26	MainStay Moderate Allocation Fund

Asset Diversification as of October 31, 2023 (Unaudited)
Equity Funds	55.3%
Fixed Income Funds	33.4
Short-Term Investment	11.1
Other Assets, Less Liabilities	0.2
See Portfolio of Investments beginning on page 32 for specific holdings within these categories. The Fund’s holdings are subject to change.

27

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay Moderate Allocation Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2023?
For the 12 months ended October 31, 2023, Class I shares of MainStay Moderate Allocation Fund returned 3.49%, underperforming the 10.14% return of the Fund’s primary benchmark, the S&P 500® Index, and the 14.40% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund outperformed the 0.36% return of the Bloomberg U.S. Aggregate Bond Index, and underperformed the 6.91% return of the Moderate Allocation Composite Index, both of which are additional benchmarks of the Fund. For the 12 months ended October 31, 2023, Class I shares of the Fund underperformed the 4.16% return of the Morningstar Moderate Allocation Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund during the reporting period (versus the performance of a weighted combination of indices) is the net performance of the Underlying Funds themselves, relative to their respective benchmarks. During the reporting period, asset class policy was the primary determinant of the Fund’s relative performance.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the Fund substantially underperformed this internally maintained blend of indices, primarily due to active positioning at the asset class level.
Management of the Fund’s stock/bond blend itself was not the primary issue affecting the Fund’s relative performance, as returns generated in the process of controlling that mix were only marginally negative. We held the Fund’s stock/bond allocation near neutral for much of the reporting period, but with a small bias toward holding underweight exposure to equities. That posture proved a liability through the spring and early summer of
2023, as a handful of mega-cap technology-related equities drove the market higher. We gradually removed the Fund’s underweight exposure to equities near the end of the reporting period. As a result, the Fund did not benefit materially when the market softened in late summer and into the fall.
Rather, the most significant factor undermining relative performance related to positioning within asset classes, primarily equities, was the Fund’s exposure to small-cap stocks, which detracted substantially from returns. Throughout the reporting period, relative valuations in the small-cap asset class were much more attractive than has been the historical norm, but small companies are significantly more sensitive to changes in bank financing conditions than large companies that can issue bonds. Fast-rising costs on bank loans, coupled with concerns about future credit availability in the wake of the bank crisis in the early spring of 2023, weighed heavily on the smaller end of the capitalization spectrum. We promptly restored the Fund’s small-cap allocation to neutral as the nature and scope of the crisis became clear.
Relative performance also suffered from efforts to avoid undue exposure to a small group of market-leading, mega-cap, technology-related companies. Recently dubbed ‘the Magnificent 7’ (Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA, and Tesla), these firms are richly valued, implying rapid earnings growth in the coming years. We remain skeptical that such growth is likely to be achieved by these companies, which are already among the largest enterprises in the world, with dominant positions in their respective industries. Accordingly, we shifted Fund assets out of capitalization-weighted large-cap index products, favoring other options—most notably, an equally weighted version of the S&P 500® Index. During the reporting period, however, ongoing enthusiasm for the commercial potential of artificial intelligence (“AI”), and the degree to which the Magnificent 7 are expected to benefit from these developments, helped them maintain their leadership positions. During the reporting period, the Bloomberg Magnificent 7 Total Return Index2 returned approximately 65%, compared to a slightly negative return for the equally weighted S&P 500® Equal Weight Index.3
Tilts favoring defensive sectors, particularly health care, and low volatility stocks further detracted from the Fund’s relative performance. Basically, any skew in the Fund away from the sole winners of the reporting period—mega-cap tech-oriented companies—was a drag on relative results.

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	The Bloomberg Magnificent 7 Total Return Index is an equal-dollar weighted equity benchmark consisting of a fixed basket of 7 widely-traded companies classified in the United States and representing the Communications, Consumer Discretionary and Technology sectors as defined by Bloomberg Industry Classification System (BICS). An investment cannot be made directly in an index.
3.	The S&P 500® Equal Weight Index (“EWI”) is the equal-weight version of the widely-used S&P 500® Index. The S&P 500® EWI includes the same constituents as the capitalization weighted S&P 500® Index, but each company in the S&P 500® EWI is allocated a fixed weight, or 0.2% of the Index total at each quarterly rebalance. An investment cannot be made directly in an index.
28	MainStay Moderate Allocation Fund

The Fund realized some positive results within equities. Tactical trading in gold miners, for example, proved helpful. The Fund also benefited from some swap positions, in which we pay the return (so are effectively “short”) on a set of highly leveraged companies that look especially vulnerable to higher borrowing costs and more restrictive lending standards. Exposure to uranium miners provided a small, but noticeable, positive contribution to returns as well. (Contributions take weightings and total returns into account.)
The fixed-income portion of the Fund also weighed on results, although to a lesser extent. Fixed income underperformance mainly resulted from the Fund’s duration4 management. The Fund held too little exposure to long-term bonds in the first half of the reporting period when yields were falling, and too much exposure late in the reporting period as yields were rising rapidly. The Fund also gave up a little ground due to underweight exposure to bank loans. We expected that defaults would rise considerably in that space as economic activity slowed, although the anticipated slowdown failed to materialize during the reporting period.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Fund’s asset class policy views. Therefore, the swaps can be seen as detracting from the Fund’s relative performance over the course of the reporting period.
How did you allocate the Fund’s assets during the reporting period and why?
Stock/bond blend: We held equity exposure within the Fund relatively close to neutral during the reporting period. We are generally reluctant to position the Fund with underweight equity exposure, since stocks tend to perform well over time and anticipating drawdowns is challenging. The opposite is less true; we are happy to lean into equities when we believe they are well-supported fundamentally or when a correction has run further than we believe appropriate. Nevertheless, we shifted the Fund’s equity position to slightly underweight following a sharp rally in January 2023, and enlarged the underweight posture a little further late in the spring when banking sector turmoil appeared to increase the likelihood of a recession. As the recession failed to materialize, we gradually removed the underweight equity exposure over the course of the summer and into the fall.
Duration: After an extended period of holding a short duration position, in the spring of 2023, we shifted the Fund to a neutral position in expectation of an impending recession. We extended the Fund’s duration further in the summer and fall as yields rose, presumably in response to heavy new Treasury issuance, “higher for longer” monetary policy prospects, stubborn inflationary pressures, and rising yields abroad. As of the end of the reporting period, the Fund’s duration was slightly more than a half year long, reflecting our view that a combination of waning consumption, normalized supply chains and improving productivity will curb inflation in the quarters ahead, and yields will drop sharply.
Equity style: Growth stocks, by definition, exhibit richer valuations than value stocks. As a consequence, growth stock prices are relatively reliant on distant profits, and are often more sensitive to elevated inflation and higher interest rates than their value-oriented counterparts. Accordingly, given the high-rate environment that prevailed during the reporting period, we persistently tilted the Fund to emphasize value stocks that offered more substantial near-term cash flows. In particular, we focused on defensive, lower-volatility sectors, including utilities, consumer staples and—most of all—health care. This position undermined performance in 2023, as market performance was dominated by the aforementioned Magnificent 7—growth-oriented technology-related stocks swept by a wave of excitement over the prospects for generative AI.
Equity size: The Fund held overweight exposure to small-cap stocks during the first half of the reporting period. We based our thesis on several prevailing characteristics of the asset class: attractive valuations, insulation from economic weakness abroad, less sensitivity to dollar strength and disproportionate exposure to domestic demand, which thus far remains robust. That position proved unconstructive during the spring of 2023, as small companies tend to be heavily dependent on bank financing, and banks aggressively tightened lending standards in the wake of the banking crisis that occurred in March and April. Accordingly, we unwound the Fund’s small-cap bias. However, it is important to note that the proceeds did not flow to large blend index exposure, where the Magnificent 7 dominate. Rather, the redirected assets went into the S&P 500® Equal Weight Index, where those seven names comprise less than 2% of that Index.
Geographic exposure: During the latter part of the reporting period, European equities appeared vulnerable. We expected that persistently high wage growth would compel the European Central Bank to maintain its restrictive monetary policies for an extended period of time while European export-heavy economies wrestled with declining global trade volumes. In addition, Europe appeared particularly exposed to potential energy price spikes amid elevated geopolitical tensions. On the other hand, the Bank of Japan remained engaged in accommodative policy, Japanese exports benefited from a weak yen, and Japanese companies increasingly
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
29

prioritized shareholder governance, largely in the form of share buybacks. Given these divergent conditions, we tilted the Fund away from European markets in favor of Japanese stocks, while holding net exposure to non-US stocks close to neutral.
Energy: The Fund maintained exposure to upstream energy producers and oilfield/gas field service providers as a commodity play to provide an additional inflation hedge. These holdings also positioned the Fund to take advantage of opportunities for domestic producers to benefit as Western nations revisit energy policy to source supplies from stable and friendly jurisdictions rather than autocratic petrostates that present national security risks. The Fund’s small, but volatile, energy position detracted significantly from performance during the first half of the reporting period but fully recovered in the second half.
How did the Fund’s allocations change over the course of the reporting period?
In one of the more substantial changes in allocations undertaken during the reporting period, we reduced the Fund’s exposure to small-cap stocks, expressed via total return swaps. We took this action in response to the banking crisis that unfolded in the spring of 2023. Other changes included a reduction in the Fund’s holdings of MainStay Floating Rate Fund, thereby decreasing exposure to lower-credit-quality fixed-income instruments ahead of an expected recession. We unwound the Fund’s swap exposure to VanEck Gold Miners ETF, taking profits and exiting a profitable trade on a high note. Lastly, we used swaps to tilt the Fund away from baskets of specific stocks that were either heavily dependent on floating-rate loans (such as Uber, United Airlines and Carnival) or that generated insufficient operating income to retire debt as it came due (so-called ‘zombie’ companies, such as Royal Caribbean, Wynn Resorts and Rivian Automotive). We believed these firms were especially vulnerable in an environment of fast-rising interest rates and tightening lending standards.
New or increased allocations included, first and foremost, exposure to iShares 20+ Year Treasury Bond ETF, which we used to extend the Fund’s duration as bond yields rose. Another consequential change involved the establishment and growth of an allocation to Invesco S&P 500® Equal Weight ETF, funded in part from cash. We adopted this position to remove the Fund’s underweight exposure to equities without significantly increasing its exposure to the Magnificent 7 mega-cap technology-related names. We also initiated a new Fund position in iShares MSCI Japan ETF (via a swap), as we saw valuations as attractive, export conditions as favorable and the Japanese yen likely to appreciate should the Bank of Japan abandon its existing yield curve5 control policy. Another notable addition involved the establishment of exposure to Global X Uranium ETF, which invests primarily in uranium mining firms. Climate change concerns, net-zero commitments and the limitations of renewable energy are driving a reconsideration of nuclear energy, for which fuel supply is rather limited. We foresee a supply/demand imbalance developing that is likely to support businesses involved with extracting and processing uranium.
At the Underlying Fund level, we took advantage of a few new investment options, adopting a position in IQ MacKay ESG High Income ETF, with proceeds from MainStay MacKay High Yield Corporate Bond Fund. Other holdings in newly available Underlying Equity Funds included MainStay PineStone U.S. Equity Fund, IQ Candriam U.S. Mid Cap Equity ETF and MainStay Fiera SMID Growth Fund.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
The Fund’s top-performing Underlying Equity Funds that were held for the entire reporting period included MainStay Winslow Large Cap Growth Fund (and its sister product, IQ Winslow Large Cap Growth ETF), IQ 500 International ETF and MainStay Epoch Capital Growth Fund. The worst-performing positions included MainStay WMC Small Companies Fund, IQ U.S. Small Cap ETF and swap exposure to the S&P Small Cap 600® Index.6
Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?
The strongest positive contributions to performance came from MainStay Winslow Large Cap Growth Fund, MainStay WMC Growth Fund and IQ Candriam U.S. Large Cap Equity ETF. The direct fund holdings detracting most significantly from returns included IQ Candriam U.S. Mid Cap Equity ETF, MainStay WMC Small Companies Fund and MainStay Fiera SMID Growth Fund. Losses were greater in some swap positions in which we paid the return to iShares MSCI EAFE Index, the Russell 1000® Growth Index and the S&P 500® Equal Weight Index.
During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which Underlying Fixed-Income Funds had the lowest total returns?
The Fund held only six fixed-income positions for the entire reporting period, all of which generated positive returns. The three best performers included MainStay Floating Rate Fund, MainStay MacKay Short Duration High Yield Fund and MainStay MacKay
5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
6.	The S&P Small Cap 600™ Index covers roughly the small-cap range of American stocks, using a capitalization-weighted index. Capitalization range is from $850 million to $3.7 billion. An investment cannot be made directly in an index.
30	MainStay Moderate Allocation Fund

High Yield Corporate Bond Fund. The lowest total returns came from IQ MacKay ESG Core Plus Bond ETF, MainStay MacKay Total Return Bond Fund and cash holdings.
Which Underlying Fixed-Income Funds were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?
The largest contributors to the Fund’s absolute returns came from cash holdings and positions in MainStay Floating Rate Fund and MainStay MacKay Total Return Bond Fund. The only fixed-income position that detracted from performance was swap exposure to iShares 20+ Year Treasury Bond ETF. The smallest positive contributions to Fund performance came from IQ MacKay ESG High Income ETF and MainStay Short Term Bond Fund.
How was the Fund positioned at the end of the reporting period?
For some time now, we have held the view that a recession in response to dramatic monetary policy tightening and the expiration of pandemic-era support programs is all but inevitable. This remains the case today, and indications of the onset of said recession are beginning to accumulate. We firmly expect corporate profits to decline over the next several quarters, eventually taking stock prices down with them, while also driving down Treasury yields and pushing credit spreads7 out. Accordingly, as of October 31, 2023, the Fund maintains a relatively defensive posture.
Given the difficulty in predicting a market top, we are resistant to holding an underweight position in equities. As such, we are maintaining a neutral position for the Fund at this time, although we intend to exploit any significant pullbacks - should they arise - by building an oversight position.
The Fund’s defensive positioning is more evident within asset classes. Most notably, we have extended the Fund’s duration considerably through purchases of a long-dated Treasury bond ETF, with the expectation that it will benefit from the trend of investors to shift out of risky assets as economic and market conditions deteriorate. Additionally, we are maintaining exposure to bank loans at a below-benchmark weight, and skewing holdings of high yield bonds to favor shorter maturity instruments, which tend to exhibit less volatility and smaller losses than do longer-maturity bonds.
On the equity side, the Fund favors sectors that have generally exhibited lower volatility and retained their value better during drawdowns. Prominent among these are utilities and health care. We have also skewed the Fund away from a set of highly leveraged companies deemed to be especially vulnerable to a tightening credit environment.
7.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) comparable to U.S. Treasury issues.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
31

Portfolio of Investments October 31, 2023†^
	Shares	Value
Affiliated Investment Companies 88.7%
Equity Funds 55.3%
IQ 500 International ETF (a)	597,263	$ 17,696,365
IQ Candriam International Equity ETF (a)	699,722	17,443,090
IQ Candriam U.S. Large Cap Equity ETF (a)	915,285	33,554,531
IQ Candriam U.S. Mid Cap Equity ETF (a)	687,032	17,169,067
IQ FTSE International Equity Currency Neutral ETF	632,543	14,257,519
IQ U.S. Large Cap ETF (a)	856,735	27,017,224
IQ U.S. Small Cap ETF (a)	301,913	8,903,354
IQ Winslow Large Cap Growth ETF (a)	127,854	3,917,779
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)	2,078,548	17,503,244
MainStay Epoch Capital Growth Fund Class I	205,506	2,474,335
MainStay Epoch International Choice Fund Class I (a)	358,892	12,628,101
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	1,496,592	27,672,434
MainStay Fiera SMID Growth Fund Class R6 (a)	1,197,732	16,918,929
MainStay PineStone International Equity Fund Class R6 (a)	935,839	12,716,650
MainStay PineStone U.S. Equity Fund Class R6 (a)	909,698	14,165,630
MainStay S&P 500 Index Fund Class I	223,941	11,074,380
MainStay Winslow Large Cap Growth Fund Class R6	3,386,605	33,864,016
MainStay WMC Enduring Capital Fund Class R6 (a)	819,493	24,666,816
MainStay WMC Growth Fund Class R6 (a)	965,745	34,826,200
MainStay WMC International Research Equity Fund Class I (a)	1,932,015	12,697,781
MainStay WMC Small Companies Fund Class I (a)	553,489	10,381,519
MainStay WMC Value Fund Class R6 (a)	876,011	24,548,978
Total Equity Funds (Cost $354,161,902)		396,097,942
Fixed Income Funds 33.4%
IQ MacKay ESG Core Plus Bond ETF (a)	4,251,901	83,244,568
IQ Mackay ESG High Income ETF (a)	334,516	8,374,608
MainStay Floating Rate Fund Class R6 (a)	2,498,669	21,876,347
MainStay MacKay High Yield Corporate Bond Fund Class R6	1,716,751	8,400,579
MainStay MacKay Short Duration High Yield Fund Class I	2,150,194	19,738,349
	Shares	Value

Fixed Income Funds (continued)
MainStay MacKay Total Return Bond Fund Class R6 (a)	9,988,379	$ 83,367,006
MainStay Short Term Bond Fund Class I (a)	1,627,720	14,574,279
Total Fixed Income Funds (Cost $269,356,324)		239,575,736
Total Affiliated Investment Companies (Cost $623,518,226)		635,673,678
Short-Term Investment 11.1%
Affiliated Investment Company 11.1%
MainStay U.S. Government Liquidity Fund, 5.275% (a)(b)	79,196,903	79,196,903
Total Short-Term Investment (Cost $79,196,903)	11.1%	79,196,903
Total Investments (Cost $702,715,129)	99.8%	714,870,581
Other Assets, Less Liabilities	0.2	1,341,891
Net Assets	100.0%	$ 716,212,472

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	As of October 31, 2023, the Fund's ownership exceeds 5% of the outstanding shares of the Underlying Fund's share class.
(b)	Current yield as of October 31, 2023.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay Moderate Allocation Fund

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ 500 International ETF	$ 18,459	$ 778	$ (4,137)	$ 130	$ 2,466	$ 17,696	$ 693	$ —	597
IQ Candriam International Equity ETF	18,290	758	(3,719)	(135)	2,249	17,443	563	—	700
IQ Candriam U.S. Large Cap Equity ETF	40,833	1,079	(13,520)	1,743	3,420	33,555	565	—	915
IQ Candriam U.S. Mid Cap Equity ETF	—	19,469	(178)	(11)	(2,111)	17,169	64	—	687
IQ FTSE International Equity Currency Neutral ETF	14,831	270	(2,414)	208	1,363	14,258	335	276	633
IQ MacKay ESG Core Plus Bond ETF	81,518	11,987	(7,347)	(1,090)	(1,823)	83,245	3,918	—	4,252
IQ Mackay ESG High Income ETF	—	8,823	(206)	(3)	(239)	8,375	247	—	335
IQ U.S. Large Cap ETF	33,636	166	(7,448)	1,163	(500)	27,017	537	—	857
IQ U.S. Small Cap ETF	19,364	3,731	(13,290)	1,602	(2,504)	8,903	248	—	302
IQ Winslow Large Cap Growth ETF	2,048	1,236	—	—	634	3,918	1	—	128
MainStay Candriam Emerging Markets Equity Fund Class R6	17,194	1,136	(1,167)	(508)	848	17,503	208	—	2,079
MainStay Epoch Capital Growth Fund Class I	2,620	38	(571)	(74)	461	2,474	12	27	206
MainStay Epoch International Choice Fund Class I	13,434	625	(3,151)	405	1,315	12,628	178	—	359
MainStay Epoch U.S. Equity Yield Fund Class R6	34,910	2,145	(8,816)	(104)	(463)	27,672	794	513	1,497
MainStay Fiera SMID Growth Fund Class R6	—	18,500	—	—	(1,581)	16,919	—	—	1,198
MainStay Floating Rate Fund Class R6	36,092	4,420	(19,423)	(946)	1,733	21,876	2,443	—	2,499
MainStay MacKay High Yield Corporate Bond Fund Class R6	16,707	1,705	(10,330)	(666)	985	8,401	722	—	1,717
MainStay MacKay International Equity Fund Class R6	12,908	872	(14,197)	(2,561)	2,978	—	123	—	—
MainStay MacKay Short Duration High Yield Fund Class I	19,637	2,564	(2,674)	(132)	343	19,738	1,166	—	2,150
MainStay MacKay Total Return Bond Fund Class R6	81,542	12,891	(8,980)	(1,768)	(318)	83,367	3,794	—	9,988
MainStay PineStone International Equity Fund Class R6 (a)	—	13,597	—	—	(880)	12,717	—	—	936
MainStay PineStone U.S. Equity Fund Class R6	—	14,834	—	—	(668)	14,166	—	—	910
MainStay S&P 500 Index Fund Class I	11,189	1,219	(1,403)	68	1	11,074	157	890	224
MainStay Short Term Bond Fund Class I	—	15,738	(881)	(13)	(270)	14,574	375	—	1,628
MainStay U.S. Government Liquidity Fund	78,208	97,640	(96,651)	—	—	79,197	3,599	—	79,197
MainStay Winslow Large Cap Growth Fund Class R6	37,582	4,332	(11,112)	(1,353)	4,415	33,864	88	4,202	3,387
MainStay WMC Enduring Capital Fund Class R6	31,970	2,385	(9,973)	(518)	803	24,667	188	1,158	819
MainStay WMC Growth Fund Class R6	39,737	2,045	(13,563)	(5,443)	12,050	34,826	—	—	966
MainStay WMC International Research Equity Fund Class I	13,180	651	(2,563)	(214)	1,644	12,698	278	—	1,932
MainStay WMC Small Companies Fund Class I	20,587	4,967	(12,924)	(234)	(2,014)	10,382	450	—	553
MainStay WMC Value Fund Class R6	33,414	2,407	(9,319)	(173)	(1,780)	24,549	551	1,247	876
	$ 729,890	$253,008	$(279,957)	$(10,627)	$ 22,557	$ 714,871	$22,297	$8,313

(a)	As of September 8, 2023, the Fund exchanged in a nontaxable transfer of all shares of the MainStay MacKay International Equity Fund Class R6 into the newly launched MainStay PineStone International Equity Fund Class R6.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Portfolio of Investments October 31, 2023†^ (continued)
Swap Contracts
Open OTC total return equity swap contracts as of October 31, 2023 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Citi Leveraged Loan Basket	1 day FEDF minus 0.20%	12/4/23	Daily	(7,386)	$ —
Citibank NA	Citi Zombie Company Basket	1 day FEDF minus 0.50%	12/4/23	Daily	(6,736)	—
JPMorgan Chase Bank NA	Global X Uranium ETF	1 day FEDF plus 0.50%	10/8/24- 10/15/24	Daily	7,733	—
Citibank NA	Invesco S&P 500 Low Volatility ETF	1 day FEDF plus 0.45%	12/4/23	Daily	6,985	—
Citibank NA	iShares 20+ Year Treasury Bond ETF	1 day FEDF plus 0.38%	12/4/23	Daily	39,381	—
Citibank NA	iShares MSCI EAFE ETF	1 day FEDF minus 1.25%	12/4/23	Daily	(17,796)	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 day FEDF minus 0.54%	12/4/23	Daily	(3,577)	—
JPMorgan Chase Bank NA	iShares MSCI Japan ETF	1 day FEDF plus 0.15%	4/24/24- 5/7/24	Daily	21,536	—
JPMorgan Chase Bank NA	Materials Select Sector SPDR Fund	1 day FEDF plus 0.18%	2/5/24	Daily	7,092	—
Citibank NA	Russell 1000 Growth Total Return Index	1 day FEDF minus 0.20%	12/4/23	Daily	(10,542)	—
JPMorgan Chase Bank NA	Russell 2000 Total Return Index	1 day FEDF minus 0.15% - plus 0.02%	4/9/24- 5/7/24	Daily	(31,552)	—
JPMorgan Chase Bank NA	S&P 500 Equal Weight	1 day FEDF plus 0.30% - 0.51%	5/7/24	Daily	31,370	—
Citibank NA	S&P 500 Health Care Sector	1 day FEDF plus 0.45%	12/4/23	Daily	7,140	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.05%	12/4/23	Daily	(19,453)	—
Citibank NA	S&P 500 Utilities Total Return	1 day FEDF plus 0.50%	12/4/23	Daily	7,437	—
Citibank NA	S&P 600 Total Return	1 day FEDF plus 0.41%	12/4/23	Daily	34,606	—
Citibank NA	S&P Midcap 400 Total Return Index	1 day FEDF plus 0.31%	12/4/23	Daily	19,754	—
Citibank NA	Vanguard FTSE Europe ETF	1 day FEDF minus 5.00%	12/4/23	Daily	(7,144)	—
						$ —
The following table represents the basket holdings underlying the total return swap with Citi Leveraged Loan Basket as of October 31, 2023.
Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
AerCap Holdings NV	(3,594)	(347,574)	—	4.71
Apollo Commercial Real Estate Finance, Inc.	(675)	(65,269)	—	0.88
Atlantica Sustainable Infrastructure plc	(425)	(41,066)	—	0.56
Brandywine Realty Trust	(610)	(59,001)	—	0.80
Carnival Corp.	(9,016)	(871,819)	—	11.80
Chart Industries, Inc.	(3,465)	(335,112)	—	4.54
Coherent Corp.	(1,442)	(139,399)	—	1.89
CommScope Holding Co, Inc.	(134)	(12,918)	—	0.17
Crane NXT Co	(2,664)	(257,596)	—	3.49
Cushman & Wakefield plc	(677)	(65,484)	—	0.89
Delta Air Lines, Inc.	(7,173)	(693,626)	—	9.39
Designer Brands, Inc.	(749)	(72,463)	—	0.98
DigitalBridge Group, Inc.	(1,181)	(114,170)	—	1.55
Elanco Animal Health, Inc.	(2,950)	(285,311)	—	3.86
Entegris, Inc.	(4,689)	(453,404)	—	6.14
Fidelity National Information Services, Inc.	(7,059)	(682,622)	—	9.24
Hanesbrands, Inc.	(1,912)	(184,927)	—	2.50
JetBlue Airways Corp.	(1,009)	(97,540)	—	1.32
Lumen Technologies, Inc.	(2,077)	(200,816)	—	2.72
MKS Instruments, Inc.	(1,383)	(133,724)	—	1.81
Oatly Group AB	(84)	(8,093)	—	0.11
Opendoor Technologies, Inc.	(1,436)	(138,893)	—	1.88
Par Pacific Holdings, Inc.	(1,098)	(106,188)	—	1.44
PureCycle Technologies, Inc.	(435)	(42,044)	—	0.57
Scorpio Tankers, Inc.	(2,492)	(240,949)	—	3.26
Topgolf Callaway Brands Corp.	(727)	(70,319)	—	0.95
Uber Technologies, Inc.	(10,985)	(1,062,241)	—	14.38
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay Moderate Allocation Fund

Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
United Airlines Holdings, Inc.	(6,239)	(603,347)	—	8.17

1.	As of October 31, 2023, cash in the amount $3,450,000 was pledged to brokers for OTC swap contracts.
2.	Fund pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of October 31, 2023.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 396,097,942	$ —	$ —	$ 396,097,942
Fixed Income Funds	239,575,736	—	—	239,575,736
Total Affiliated Investment Companies	635,673,678	—	—	635,673,678
Short-Term Investment
Affiliated Investment Company	79,196,903	—	—	79,196,903
Total Investments in Securities	$ 714,870,581	$ —	$ —	$ 714,870,581

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in affiliated investment companies, at value (identified cost $702,715,129)	$714,870,581
Cash	174,361
Cash collateral on deposit at broker for swap contracts	3,450,000
Receivables:
Dividends and interest	340,711
Fund shares sold	328,024
Other assets	47,518
Total assets	719,211,195
Liabilities
Payables:
Dividends and interest on OTC swaps contracts	2,025,462
Fund shares redeemed	573,384
NYLIFE Distributors (See Note 3)	169,140
Transfer agent (See Note 3)	153,651
Shareholder communication	39,717
Professional fees	16,219
Custodian	15,798
Manager (See Note 3)	4,482
Accrued expenses	870
Total liabilities	2,998,723
Net assets	$716,212,472
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 60,422
Additional paid-in-capital	715,777,612
715,838,034
Total distributable earnings (loss)	374,438
Net assets	$716,212,472
Class A
Net assets applicable to outstanding shares	$599,018,876
Shares of beneficial interest outstanding	50,525,626
Net asset value per share outstanding	$ 11.86
Maximum sales charge (3.00% of offering price)	0.37
Maximum offering price per share outstanding	$ 12.23
Investor Class
Net assets applicable to outstanding shares	$ 78,971,777
Shares of beneficial interest outstanding	6,650,326
Net asset value per share outstanding	$ 11.87
Maximum sales charge (2.50% of offering price)	0.30
Maximum offering price per share outstanding	$ 12.17
Class B
Net assets applicable to outstanding shares	$ 7,875,392
Shares of beneficial interest outstanding	674,132
Net asset value and offering price per share outstanding	$ 11.68
Class C
Net assets applicable to outstanding shares	$ 14,104,503
Shares of beneficial interest outstanding	1,207,863
Net asset value and offering price per share outstanding	$ 11.68
Class I
Net assets applicable to outstanding shares	$ 7,595,374
Shares of beneficial interest outstanding	634,491
Net asset value and offering price per share outstanding	$ 11.97
Class R2
Net assets applicable to outstanding shares	$ 160,010
Shares of beneficial interest outstanding	13,509
Net asset value and offering price per share outstanding	$ 11.84
Class R3
Net assets applicable to outstanding shares	$ 1,752,328
Shares of beneficial interest outstanding	148,400
Net asset value and offering price per share outstanding	$ 11.81
SIMPLE Class
Net assets applicable to outstanding shares	$ 6,734,212
Shares of beneficial interest outstanding	567,827
Net asset value and offering price per share outstanding	$ 11.86

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay Moderate Allocation Fund

Statement of Operations for the year ended October 31, 2023
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 22,297,192
Expenses
Distribution/Service—Class A (See Note 3)	1,570,457
Distribution/Service—Investor Class (See Note 3)	212,953
Distribution/Service—Class B (See Note 3)	117,449
Distribution/Service—Class C (See Note 3)	174,885
Distribution/Service—Class R2 (See Note 3)	409
Distribution/Service—Class R3 (See Note 3)	8,852
Distribution/Service—SIMPLE Class (See Note 3)	25,500
Transfer agent (See Note 3)	832,538
Registration	115,087
Professional fees	96,248
Custodian	48,400
Trustees	19,464
Shareholder service (See Note 3)	1,934
Shareholder communication	1,548
Miscellaneous	20,672
Total expenses before waiver/reimbursement	3,246,396
Expense waiver/reimbursement from Manager (See Note 3)	(158,001)
Reimbursement from prior custodian(a)	(1,503)
Net expenses	3,086,892
Net investment income (loss)	19,210,300
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	(10,626,781)
Realized capital gain distributions from affiliated investment companies	8,313,419
Swap transactions	(15,171,783)
Net realized gain (loss)	(17,485,145)
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	22,557,022
Net realized and unrealized gain (loss)	5,071,877
Net increase (decrease) in net assets resulting from operations	$ 24,282,177

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Statements of Changes in Net Assets
for the years ended October 31, 2023 and October 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 19,210,300	$ 12,867,285
Net realized gain (loss)	(17,485,145)	34,686,243
Net change in unrealized appreciation (depreciation)	22,557,022	(181,325,599)
Net increase (decrease) in net assets resulting from operations	24,282,177	(133,772,071)
Distributions to shareholders:
Class A	(33,143,840)	(64,034,427)
Investor Class	(4,344,071)	(8,433,971)
Class B	(609,120)	(1,976,049)
Class C	(828,328)	(2,293,600)
Class I	(476,779)	(1,040,013)
Class R2	(8,356)	(15,531)
Class R3	(80,138)	(139,179)
SIMPLE Class	(179,559)	(100,741)
Total distributions to shareholders	(39,670,191)	(78,033,511)
Capital share transactions:
Net proceeds from sales of shares	56,971,120	79,637,492
Net asset value of shares issued to shareholders in reinvestment of distributions	39,401,094	77,450,338
Cost of shares redeemed	(102,134,619)	(101,599,989)
Increase (decrease) in net assets derived from capital share transactions	(5,762,405)	55,487,841
Net increase (decrease) in net assets	(21,150,419)	(156,317,741)
Net Assets
Beginning of year	737,362,891	893,680,632
End of year	$ 716,212,472	$ 737,362,891
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay Moderate Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 12.14	$ 15.64	$ 13.41	$ 13.28	$ 13.14
Net investment income (loss) (a)	0.32	0.22	0.20	0.24	0.23
Net realized and unrealized gain (loss)	0.07	(2.35)	2.83	0.41	0.81
Total from investment operations	0.39	(2.13)	3.03	0.65	1.04
Less distributions:
From net investment income	(0.13)	(0.53)	(0.23)	(0.26)	(0.27)
From net realized gain on investments	(0.54)	(0.84)	(0.57)	(0.26)	(0.63)
Total distributions	(0.67)	(1.37)	(0.80)	(0.52)	(0.90)
Net asset value at end of year	$ 11.86	$ 12.14	$ 15.64	$ 13.41	$ 13.28
Total investment return (b)	3.24%	(14.97)%	23.28%	4.96%	8.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.59%	1.65%	1.32%	1.87%	1.82%
Net expenses (c)	0.35%	0.34%	0.35%	0.36%	0.36%
Portfolio turnover rate	23%	32%	29%	59%	45%
Net assets at end of year (in 000’s)	$ 599,019	$ 605,511	$ 721,363	$ 568,079	$ 553,530

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 12.16	$ 15.65	$ 13.42	$ 13.28	$ 13.14
Net investment income (loss) (a)	0.29	0.19	0.17	0.22	0.21
Net realized and unrealized gain (loss)	0.06	(2.34)	2.82	0.41	0.81
Total from investment operations	0.35	(2.15)	2.99	0.63	1.02
Less distributions:
From net investment income	(0.10)	(0.50)	(0.19)	(0.23)	(0.25)
From net realized gain on investments	(0.54)	(0.84)	(0.57)	(0.26)	(0.63)
Total distributions	(0.64)	(1.34)	(0.76)	(0.49)	(0.88)
Net asset value at end of year	$ 11.87	$ 12.16	$ 15.65	$ 13.42	$ 13.28
Total investment return (b)	2.92%	(15.08)%	22.97%	4.83%	8.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.40%	1.45%	1.12%	1.68%	1.60%
Net expenses (c)	0.55%	0.55%	0.55%	0.55%	0.55%
Expenses (before waiver/reimbursement) (c)	0.69%	0.61%	0.67%	0.66%	0.64%
Portfolio turnover rate	23%	32%	29%	59%	45%
Net assets at end of year (in 000's)	$ 78,972	$ 84,180	$ 101,233	$ 101,831	$ 104,946

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 11.96	$ 15.42	$ 13.23	$ 13.09	$ 12.94
Net investment income (loss) (a)	0.20	0.09	0.06	0.13	0.12
Net realized and unrealized gain (loss)	0.07	(2.32)	2.79	0.39	0.79
Total from investment operations	0.27	(2.23)	2.85	0.52	0.91
Less distributions:
From net investment income	(0.01)	(0.39)	(0.09)	(0.12)	(0.13)
From net realized gain on investments	(0.54)	(0.84)	(0.57)	(0.26)	(0.63)
Total distributions	(0.55)	(1.23)	(0.66)	(0.38)	(0.76)
Net asset value at end of year	$ 11.68	$ 11.96	$ 15.42	$ 13.23	$ 13.09
Total investment return (b)	2.21%	(15.77)%	22.04%	4.03%	7.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.67%	0.70%	0.43%	1.00%	0.96%
Net expenses (c)	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.44%	1.36%	1.42%	1.40%	1.38%
Portfolio turnover rate	23%	32%	29%	59%	45%
Net assets at end of year (in 000’s)	$ 7,875	$ 14,890	$ 27,037	$ 31,682	$ 40,817

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 11.96	$ 15.42	$ 13.23	$ 13.08	$ 12.93
Net investment income (loss) (a)	0.20	0.09	0.06	0.13	0.13
Net realized and unrealized gain (loss)	0.07	(2.32)	2.79	0.40	0.78
Total from investment operations	0.27	(2.23)	2.85	0.53	0.91
Less distributions:
From net investment income	(0.01)	(0.39)	(0.09)	(0.12)	(0.13)
From net realized gain on investments	(0.54)	(0.84)	(0.57)	(0.26)	(0.63)
Total distributions	(0.55)	(1.23)	(0.66)	(0.38)	(0.76)
Net asset value at end of year	$ 11.68	$ 11.96	$ 15.42	$ 13.23	$ 13.08
Total investment return (b)	2.21%	(15.76)%	22.05%	4.11%	7.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.66%	0.70%	0.40%	0.99%	1.00%
Net expenses (c)	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.44%	1.36%	1.42%	1.40%	1.38%
Portfolio turnover rate	23%	32%	29%	59%	45%
Net assets at end of year (in 000’s)	$ 14,105	$ 19,531	$ 30,309	$ 35,483	$ 43,681

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
40	MainStay Moderate Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 12.25	$ 15.77	$ 13.52	$ 13.37	$ 13.24
Net investment income (loss) (a)	0.35	0.26	0.23	0.30	0.28
Net realized and unrealized gain (loss)	0.07	(2.37)	2.85	0.40	0.79
Total from investment operations	0.42	(2.11)	3.08	0.70	1.07
Less distributions:
From net investment income	(0.16)	(0.57)	(0.26)	(0.29)	(0.31)
From net realized gain on investments	(0.54)	(0.84)	(0.57)	(0.26)	(0.63)
Total distributions	(0.70)	(1.41)	(0.83)	(0.55)	(0.94)
Net asset value at end of year	$ 11.97	$ 12.25	$ 15.77	$ 13.52	$ 13.37
Total investment return (b)	3.49%	(14.76)%	23.52%	5.33%	9.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.85%	1.91%	1.55%	2.31%	2.15%
Net expenses (c)	0.10%	0.09%	0.10%	0.11%	0.11%
Portfolio turnover rate	23%	32%	29%	59%	45%
Net assets at end of year (in 000’s)	$ 7,595	$ 8,483	$ 11,150	$ 8,586	$ 11,687

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,				June 14, 2019^ through October 31, 2019
Class R2	2023	2022	2021	2020
Net asset value at beginning of period	$ 12.13	$ 15.62	$ 13.40	$ 13.27	$ 12.78
Net investment income (loss) (a)	0.31	0.21	0.18	0.24	0.06
Net realized and unrealized gain (loss)	0.06	(2.34)	2.82	0.40	0.43
Total from investment operations	0.37	(2.13)	3.00	0.64	0.49
Less distributions:
From net investment income	(0.12)	(0.52)	(0.21)	(0.25)	—
From net realized gain on investments	(0.54)	(0.84)	(0.57)	(0.26)	—
Total distributions	(0.66)	(1.36)	(0.78)	(0.51)	—
Net asset value at end of period	$ 11.84	$ 12.13	$ 15.62	$ 13.40	$ 13.27
Total investment return (b)	3.04%	(15.01)%	23.10%	4.89%	3.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.49%	1.56%	1.22%	1.81%	1.13%††
Net expenses (c)	0.45%	0.44%	0.45%	0.46%	0.47%††
Portfolio turnover rate	23%	32%	29%	59%	45%
Net assets at end of period (in 000’s)	$ 160	$ 155	$ 177	$ 141	$ 147

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
41

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R3	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 12.09	$ 15.58	$ 13.37	$ 13.24	$ 13.09
Net investment income (loss) (a)	0.27	0.17	0.14	0.20	0.17
Net realized and unrealized gain (loss)	0.07	(2.34)	2.82	0.42	0.82
Total from investment operations	0.34	(2.17)	2.96	0.62	0.99
Less distributions:
From net investment income	(0.08)	(0.48)	(0.18)	(0.23)	(0.21)
From net realized gain on investments	(0.54)	(0.84)	(0.57)	(0.26)	(0.63)
Total distributions	(0.62)	(1.32)	(0.75)	(0.49)	(0.84)
Net asset value at end of year	$ 11.81	$ 12.09	$ 15.58	$ 13.37	$ 13.24
Total investment return (b)	2.86%	(15.27)%	22.79%	4.70%	8.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.21%	1.30%	0.96%	1.54%	1.32%
Net expenses (c)	0.70%	0.69%	0.70%	0.71%	0.71%
Portfolio turnover rate	23%	32%	29%	59%	45%
Net assets at end of year (in 000’s)	$ 1,752	$ 1,601	$ 1,557	$ 964	$ 1,004

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,			August 31, 2020^ through October 31,
SIMPLE Class	2023	2022	2021	2020
Net asset value at beginning of period	$ 12.13	$ 15.62	$ 13.42	$ 13.95*
Net investment income (loss) (a)	0.27	0.15	0.11	0.02
Net realized and unrealized gain (loss)	0.07	(2.34)	2.84	(0.55)
Total from investment operations	0.34	(2.19)	2.95	(0.53)
Less distributions:
From net investment income	(0.07)	(0.46)	(0.18)	—
From net realized gain on investments	(0.54)	(0.84)	(0.57)	—
Total distributions	(0.61)	(1.30)	(0.75)	—
Net asset value at end of period	$ 11.86	$ 12.13	$ 15.62	$ 13.42
Total investment return (b)	2.81%	(15.33)%	22.61%	(3.80)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.16%	1.19%	0.75%	0.95%††
Net expenses (c)	0.72%	0.80%	0.80%	0.80%††
Expenses (before waiver/reimbursement) (c)	0.72%	0.86%	0.92%	0.93%††
Portfolio turnover rate	23%	32%	29%	59%
Net assets at end of period (in 000’s)	$ 6,734	$ 3,013	$ 853	$ 38

^	Inception date.
*	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
42	MainStay Moderate Allocation Fund

MainStay Growth Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges.  For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2023
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 3.00% Initial Sales Charge	With sales charges	4/4/2005	0.10%	4.16%	4.51%	0.88%
		Excluding sales charges		3.20	5.34	5.10	0.88
Investor Class Shares[2,3]	Maximum 2.50% Initial Sales Charge	With sales charges	2/28/2008	0.40	3.97	4.33	1.13
		Excluding sales charges		2.97	5.15	4.92	1.13
Class B Shares[4]	Maximum 5.00% CDSC	With sales charges	4/4/2005	-2.60	4.06	4.13	1.88
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		2.20	4.36	4.13	1.88
Class C Shares	Maximum 1.00% CDSC	With sales charges	4/4/2005	1.23	4.36	4.13	1.88
	if Redeemed Within One Year of Purchase	Excluding sales charges		2.19	4.36	4.13	1.88
Class I Shares	No Sales Charge		4/4/2005	3.42	5.60	5.37	0.63
Class R2 Shares[5]	No Sales Charge		6/14/2019	3.08	N/A	5.11	0.98
Class R3 Shares[5]	No Sales Charge		2/29/2016	2.82	4.98	6.46	1.23
SIMPLE Class Shares	No Sales Charge		8/31/2020	2.84	N/A	2.68	1.27

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to July 22, 2019, the maximum initial sales charge applicable was 5.50%, which is reflected in the applicable average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge was 3.00%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
5.	As of October 31, 2023, Class R2 and Class R3 shares are closed to new investors and, upon the close of business on December 29, 2023, Class R2 and Class R3 shares are closed to additional investments by existing shareholders. Additionally, Class R2 and Class R3 shares will be liquidated on or about February 28, 2024 (the "Liquidation Date"). It is expected that the Fund will distribute to remaining shareholders invested in Class R2 or Class R3 shares, on or promptly after the Liquidation Date, a liquidating distribution in cash or cash equivalents equal to the net asset value of such shares.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
43

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	10.14%	11.01%	11.18%
MSCI EAFE® Index (Net)[2]	14.40	4.10	3.05
Bloomberg U.S. Aggregate Bond Index[3]	0.36	-0.06	0.88
Growth Allocation Composite Index[4]	9.11	7.61	7.63
Morningstar Moderately Aggressive Allocation Category Average[5]	4.49	5.40	5.58

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The S&P 500® Index is the Fund's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
2.	The MSCI EAFE® Index (Net) is the Fund's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
3.	The Fund has selected the Bloomberg U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
4.	The Fund has selected the Growth Allocation Composite Index as an additional benchmark. The Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively. Prior to February 28, 2014, the Growth Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg U.S. Aggregate Bond Index weighted 65%, 15%, and 20%, respectively.
5.	The Morningstar Moderately Aggressive Allocation Category Average is representative of funds in allocation categories that seek to provide both income and capital appreciation by primarily investing in multiple asset classes, including stocks, bonds, and cash. These moderately aggressive strategies prioritize capital appreciation over preservation. They typically expect volatility similar to a strategic equity exposure between 70% and 85%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
44	MainStay Growth Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Growth Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$972.70	$1.74	$1,023.44	$1.79	0.35%
Investor Class Shares	$1,000.00	$972.00	$2.73	$1,022.43	$2.80	0.55%
Class B Shares	$1,000.00	$968.50	$6.45	$1,018.65	$6.61	1.30%
Class C Shares	$1,000.00	$967.80	$6.45	$1,018.65	$6.61	1.30%
Class I Shares	$1,000.00	$973.80	$0.50	$1,024.70	$0.51	0.10%
Class R2 Shares	$1,000.00	$971.90	$2.24	$1,022.94	$2.29	0.45%
Class R3 Shares	$1,000.00	$971.00	$3.48	$1,021.68	$3.57	0.70%
SIMPLE Class Shares	$1,000.00	$971.30	$3.08	$1,022.08	$3.16	0.62%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
45

Asset Diversification as of October 31, 2023 (Unaudited)
Equity Funds	75.3%
Fixed Income Funds	13.3
Short-Term Investment	11.2
Other Assets, Less Liabilities	0.2
See Portfolio of Investments beginning on page 51 for specific holdings within these categories. The Fund’s holdings are subject to change.

46	MainStay Growth Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay Growth Allocation Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2023?
For the 12 months ended October 31, 2023, Class I shares of MainStay Growth Allocation Fund returned 3.42%, underperforming the 10.14% return of the Fund’s primary benchmark, the S&P 500® Index, and the 14.40% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund outperformed the 0.36% return of the Bloomberg U.S. Aggregate Bond Index, and underperformed the 9.11% return of the Growth Allocation Composite Index, both of which are additional benchmarks of the Fund. For the 12 months ended October 31, 2023, Class I shares of the Fund underperformed the 4.49% return of the Morningstar Moderately Aggressive Allocation Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund during the reporting period (versus the performance of a weighted combination of indices) is the net performance of the Underlying Funds themselves, relative to their respective benchmarks. During the reporting period, asset class policy was the primary determinant of the Fund’s relative performance.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the Fund substantially underperformed this internally maintained blend of indices, primarily due to active positioning at the asset class level.
Management of the Fund’s stock/bond blend itself was not the primary issue affecting the Fund’s relative performance, as returns generated in the process of controlling that mix were only marginally negative. We held the Fund’s stock/bond allocation near neutral for much of the reporting period, but with a small bias toward holding underweight exposure to equities. That posture proved a liability through the spring and early summer of 2023, as a handful of mega-cap technology-related equities drove the market higher. We gradually removed the Fund’s underweight exposure to equities near the end of the reporting period. As a result, the Fund did not benefit materially when the market softened in late summer and into the fall.
Rather, the most significant factor undermining relative performance related to positioning within asset classes, primarily equities, was the Fund’s exposure to small-cap stocks, which detracted substantially from returns. Throughout the reporting period, relative valuations in the small-cap asset class were much more attractive than has been the historical norm, but small companies are significantly more sensitive to changes in bank financing conditions than large companies that can issue bonds. Fast-rising costs on bank loans, coupled with concerns about future credit availability in the wake of the bank crisis in the early spring of 2023, weighed heavily on smaller end of the capitalization spectrum. We promptly restored the Fund’s small-cap allocation to neutral as the nature and scope of the crisis became clear.
Relative performance also suffered from efforts to avoid undue exposure to a small group of market-leading, mega-cap, technology-related companies. Recently dubbed ‘the Magnificent 7’ (Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA, and Tesla), these firms are richly valued, implying rapid earnings growth in the coming years. We remain skeptical that such growth is likely to be achieved by these companies, which are already among the largest enterprises in the world, with dominant positions in their respective industries. Accordingly, we shifted Fund assets out of capitalization-weighted large-cap index products, favoring other options—most notably, an equally weighted version of the S&P 500® Index. During the reporting period, however, ongoing enthusiasm for the commercial potential of artificial intelligence (“AI”), and the degree to which the Magnificent 7 are expected to benefit from these developments, helped them maintain their leadership positions. During the reporting period, the Bloomberg Magnificent 7 Total Return Index2 returned approximately 65%, compared to a slightly negative return for the equally weighted S&P 500® Equal Weight Index.3
Tilts favoring defensive sectors, particularly health care, and low volatility stocks further detracted from the Fund’s relative performance. Basically, any skew in the Fund away from the sole winners of the reporting period—mega-cap tech-oriented companies—was a drag on relative results.

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	The Bloomberg Magnificent 7 Total Return Index is an equal-dollar weighted equity benchmark consisting of a fixed basket of 7 widely-traded companies classified in the United States and representing the Communications, Consumer Discretionary and Technology sectors as defined by Bloomberg Industry Classification System (BICS). An investment cannot be made directly in an index.
3.	The S&P 500® Equal Weight Index (“EWI”) is the equal-weight version of the widely-used S&P 500® Index. The S&P 500® EWI includes the same constituents as the capitalization weighted S&P 500® Index, but each company in the S&P 500® EWI is allocated a fixed weight, or 0.2% of the Index total at each quarterly rebalance. An investment cannot be made directly in an index.
47

The Fund realized some positive results within equities. Tactical trading in gold miners, for example, proved helpful. The Fund also benefited from some swap positions, in which we pay the return (so are effectively “short”) on a set of highly leveraged companies that look especially vulnerable to higher borrowing costs and more restrictive lending standards. Exposure to uranium miners provided a small, but noticeable, positive contribution to returns as well. (Contributions take weightings and total returns into account.)
The fixed-income portion of the Fund also weighed on results, although to a lesser extent. Fixed income underperformance mainly resulted from the Fund’s duration4 management. The Fund held too little exposure to long-term bonds in the first half of the reporting period when yields were falling, and too much exposure late in the reporting period as yields were rising rapidly. The Fund also gave up a little ground due to underweight exposure to bank loans. We expected that defaults would rise considerably in that space as economic activity slowed, although the anticipated slowdown failed to materialize during the reporting period.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Fund’s asset class policy views. Therefore, the swaps can be seen as detracting from the Fund’s relative performance over the course of the reporting period.
How did you allocate the Fund’s assets during the reporting period and why?
Stock/bond blend: We held equity exposure within the Fund relatively close to neutral during the reporting period. We are generally reluctant to position the Fund with underweight equity exposure, since stocks tend to perform well over time and anticipating drawdowns is challenging. The opposite is less true; we are happy to lean into equities when we believe they are well-supported fundamentally or when a correction has run further than we believe appropriate. Nevertheless, we shifted the Fund’s equity position to slightly underweight following a sharp rally in January 2023, and enlarged the underweight posture a little further late in the spring when banking sector turmoil appeared to increase the likelihood of a recession. As the recession failed to materialize, we gradually removed the underweight equity exposure over the course of the summer and into the fall.
Duration: After an extended period of holding a short duration position, in the spring of 2023, we shifted the Fund to a neutral position in expectation of an impending recession. We extended the Fund’s duration further in the summer and fall as yields rose, presumably in response to heavy new Treasury issuance, “higher for longer” monetary policy prospects, stubborn inflationary pressures, and rising yields abroad. As of the end of the reporting period, the Fund’s duration was slightly more than a half year long, reflecting our view that a combination of waning consumption, normalized supply chains and improving productivity will curb inflation in the quarters ahead, and yields will drop sharply.
Equity style: Growth stocks, by definition, exhibit richer valuations than value stocks. As a consequence, growth stock prices are relatively reliant on distant profits, and are often more sensitive to elevated inflation and higher interest rates than their value-oriented counterparts. Accordingly, given the high-rate environment that prevailed during the reporting period, we persistently tilted the Fund to emphasize value stocks that offered more substantial near-term cash flows. In particular, we focused on defensive, lower-volatility sectors, including utilities, consumer staples and—most of all—health care. This position undermined performance in 2023, as market performance was dominated by the aforementioned Magnificent 7—growth-oriented technology-related stocks swept by a wave of excitement over the prospects for generative AI.
Equity size: The Fund held overweight exposure to small-cap stocks during the first half of the reporting period. We based our thesis on several prevailing characteristics of the asset class: attractive valuations, insulation from economic weakness abroad, less sensitivity to dollar strength and disproportionate exposure to domestic demand, which thus far remains robust. That position proved unconstructive during the spring of 2023, as small companies tend to be heavily dependent on bank financing, and banks aggressively tightened lending standards in the wake of the banking crisis that occurred in March and April. Accordingly, we unwound the Fund’s small-cap bias. However, it is important to note that the proceeds did not flow to large blend index exposure, where the Magnificent 7 dominate. Rather, the redirected assets went into the S&P 500® Equal Weight Index, where those seven names comprise less than 2% of that Index.
Geographic exposure: During the latter part of the reporting period, European equities appeared vulnerable. We expected that persistently high wage growth would compel the European Central Bank to maintain its restrictive monetary policies for an extended period of time while European export-heavy economies wrestled with declining global trade volumes. In addition, Europe appeared particularly exposed to potential energy price spikes amid elevated geopolitical tensions. On the other hand, the Bank of Japan remained engaged in accommodative policy, Japanese exports benefited from a weak yen, and Japanese companies increasingly
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
48	MainStay Growth Allocation Fund

prioritized shareholder governance, largely in the form of share buybacks. Given these divergent conditions, we tilted the Fund away from European markets in favor of Japanese stocks, while holding net exposure to non-US stocks close to neutral.
Energy: The Fund maintained exposure to upstream energy producers and oilfield/gas field service providers as a commodity play to provide an additional inflation hedge. These holdings also positioned the Fund to take advantage of opportunities for domestic producers to benefit as Western nations revisit energy policy to source supplies from stable and friendly jurisdictions rather than autocratic petrostates that present national security risks. The Fund’s small, but volatile, energy position detracted significantly from performance during the first half of the reporting period but fully recovered in the second half.
How did the Fund’s allocations change over the course of the reporting period?
In one of the more substantial changes in allocations undertaken during the reporting period, we reduced the Fund’s exposure to small-cap stocks, expressed via total return swaps. We took this action in response to the banking crisis that unfolded in the spring of 2023. Other changes included a reduction in the Fund’s holdings of MainStay Floating Rate Fund, thereby decreasing exposure to lower-credit-quality fixed-income instruments ahead of an expected recession. We unwound the Fund’s swap exposure to VanEck Gold Miners ETF, taking profits and exiting a profitable trade on a high note. Lastly, we used swaps to tilt the Fund away from baskets of specific stocks that were either heavily dependent on floating-rate loans (such as Uber, United Airlines and Carnival) or that generated insufficient operating income to retire debt as it came due (so-called ‘zombie’ companies, such as Royal Caribbean, Wynn Resorts and Rivian Automotive). We believed these firms were especially vulnerable in an environment of fast-rising interest rates and tightening lending standards.
New or increased allocations included, first and foremost, exposure to iShares 20+ Year Treasury Bond ETF, which we used to extend the Fund’s duration as bond yields rose. Another consequential change involved the establishment and growth of an allocation to Invesco S&P 500® Equal Weight ETF, funded in part from cash. We adopted this position to remove the Fund’s underweight exposure to equities without significantly increasing its exposure to the Magnificent 7 mega-cap technology-related names. We also initiated a new Fund position in iShares MSCI Japan ETF (via a swap), as we saw valuations as attractive, export conditions as favorable and the Japanese yen likely to appreciate should the Bank of Japan abandon its existing yield curve5 control policy. Another notable addition involved the establishment of exposure to Global X Uranium ETF, which invests primarily in uranium mining firms. Climate change concerns, net-zero commitments and the limitations of renewable energy are driving a reconsideration of nuclear energy, for which fuel supply is rather limited. We foresee a supply/demand imbalance developing that is likely to support businesses involved with extracting and processing uranium.
At the Underlying Fund level, we took advantage of a few new investment options, adopting a position in IQ MacKay ESG High Income ETF, with proceeds from MainStay MacKay High Yield Corporate Bond Fund. Other holdings in newly available Underlying Equity Funds included MainStay PineStone U.S. Equity Fund, IQ Candriam U.S. Mid Cap Equity ETF and MainStay Fiera SMID Growth Fund.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
The Fund’s top-performing Underlying Equity Funds that were held for the entire reporting period included MainStay Winslow Large Cap Growth Fund (and its sister product, IQ Winslow Large Cap Growth ETF), IQ 500 International ETF and MainStay Epoch Capital Growth Fund. The worst-performing positions included MainStay WMC Small Companies Fund, IQ U.S. Small Cap ETF and swap exposure to the S&P Small Cap 600® Index.6
Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?
The strongest positive contributions to performance came from MainStay Winslow Large Cap Growth Fund, MainStay WMC Growth Fund and IQ Candriam U.S. Large Cap Equity ETF. The direct fund holdings detracting most significantly from returns included IQ Candriam U.S. Mid Cap Equity ETF, MainStay WMC Small Companies Fund and MainStay Fiera SMID Growth Fund. Losses were greater in some swap positions in which we paid the return to iShares MSCI EAFE Index, the Russell 1000® Growth Index and the S&P 500® Equal Weight Index.
During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which Underlying Fixed-Income Funds had the lowest total returns?
The Fund held only six fixed-income positions for the entire reporting period, all of which generated positive returns. The three best performers included MainStay Floating Rate Fund, MainStay MacKay Short Duration High Yield Fund and MainStay MacKay
5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
6.	The S&P Small Cap 600™ Index covers roughly the small-cap range of American stocks, using a capitalization-weighted index. Capitalization range is from $850 million to $3.7 billion. An investment cannot be made directly in an index.
49

High Yield Corporate Bond Fund. The lowest total returns came from IQ MacKay ESG Core Plus Bond ETF, MainStay MacKay Total Return Bond Fund and cash holdings.
Which Underlying Fixed-Income Funds were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?
The largest contributors to the Fund’s absolute returns came from cash holdings and positions in MainStay Floating Rate Fund and MainStay MacKay Short Duration High Yield Fund. The only fixed-income position that detracted from performance was swap exposure to iShares 20+ Year Treasury Bond ETF. The contributions from positions in IQ MacKay ESG High Income ETF and MainStay Short Term Bond Fund were effectively zero.
How was the Fund positioned at the end of the reporting period?
For some time now, we have held the view that a recession in response to dramatic monetary policy tightening and the expiration of pandemic-era support programs is all but inevitable. This remains the case today, and indications of the onset of said recession are beginning to accumulate. We firmly expect corporate profits to decline over the next several quarters, eventually taking stock prices down with them, while also driving down Treasury yields and pushing credit spreads7 out. Accordingly, as of October 31, 2023, the Fund maintains a relatively defensive posture.
Given the difficulty in predicting a market top, we are resistant to holding an underweight position in equities. As such, we are maintaining a neutral position for the Fund at this time, although we intend to exploit any significant pullbacks - should they arise - by building an oversight position.
The Fund’s defensive positioning is more evident within asset classes. Most notably, we have extended the Fund’s duration considerably through purchases of a long-dated Treasury bond ETF, with the expectation that it will benefit from the trend of investors to shift out of risky assets as economic and market conditions deteriorate. Additionally, we are maintaining exposure to bank loans at a below-benchmark weight, and skewing holdings of high yield bonds to favor shorter maturity instruments, which tend to exhibit less volatility and smaller losses than do longer-maturity bonds.
On the equity side, the Fund favors sectors that have generally exhibited lower volatility and retained their value better during drawdowns. Prominent among these are utilities and health care. We have also skewed the Fund away from a set of highly leveraged companies deemed to be especially vulnerable to a tightening credit environment.
7.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) comparable to U.S. Treasury issues.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
50	MainStay Growth Allocation Fund

Portfolio of Investments October 31, 2023†^
	Shares	Value
Affiliated Investment Companies 88.6%
Equity Funds 75.3%
IQ 500 International ETF (a)	815,836	$ 24,172,486
IQ Candriam International Equity ETF (a)	955,742	23,825,310
IQ Candriam U.S. Large Cap Equity ETF (a)	1,097,744	40,243,515
IQ Candriam U.S. Mid Cap Equity ETF (a)	1,148,028	28,689,449
IQ FTSE International Equity Currency Neutral ETF	652,372	14,704,465
IQ U.S. Large Cap ETF (a)	1,198,878	37,806,738
IQ U.S. Small Cap ETF (a)	885,526	26,113,985
IQ Winslow Large Cap Growth ETF (a)	169,801	5,203,144
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)	3,000,728	25,268,828
MainStay Epoch Capital Growth Fund Class I	212,293	2,556,055
MainStay Epoch International Choice Fund Class I (a)	534,706	18,814,369
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	2,067,840	38,234,988
MainStay Fiera SMID Growth Fund Class R6 (a)	1,510,159	21,332,201
MainStay PineStone International Equity Fund Class R6 (a)	1,395,070	18,956,913
MainStay PineStone U.S. Equity Fund Class R6 (a)	938,669	14,616,765
MainStay S&P 500 Index Fund Class I	234,616	11,602,296
MainStay Winslow Large Cap Growth Fund Class R6	4,066,414	40,661,699
MainStay WMC Enduring Capital Fund Class R6 (a)	1,194,987	35,969,232
MainStay WMC Growth Fund Class R6 (a)	1,197,545	43,185,259
MainStay WMC International Research Equity Fund Class I (a)	2,878,459	18,918,097
MainStay WMC Small Companies Fund Class I (a)	1,404,712	26,347,474
MainStay WMC Value Fund Class R6 (a)	1,282,674	35,945,137
Total Equity Funds (Cost $499,551,358)		553,168,405
Fixed Income Funds 13.3%
IQ MacKay ESG Core Plus Bond ETF	571,913	11,197,027
IQ Mackay ESG High Income ETF (a)	389,959	9,762,624
MainStay Floating Rate Fund Class R6 (a)	2,576,684	22,559,386
MainStay MacKay High Yield Corporate Bond Fund Class R6	2,001,286	9,792,894
MainStay MacKay Short Duration High Yield Fund Class I	1,970,970	18,093,110
	Shares	Value

Fixed Income Funds (continued)
MainStay MacKay Total Return Bond Fund Class R6	1,343,540	$ 11,213,724
MainStay Short Term Bond Fund Class I (a)	1,678,541	15,029,320
Total Fixed Income Funds (Cost $99,156,193)		97,648,085
Total Affiliated Investment Companies (Cost $598,707,551)		650,816,490
Short-Term Investment 11.2%
Affiliated Investment Company 11.2%
MainStay U.S. Government Liquidity Fund, 5.275% (a)(b)	82,408,556	82,408,556
Total Short-Term Investment (Cost $82,408,556)	11.2%	82,408,556
Total Investments (Cost $681,116,107)	99.8%	733,225,046
Other Assets, Less Liabilities	0.2	1,400,204
Net Assets	100.0%	$ 734,625,250

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	As of October 31, 2023, the Fund's ownership exceeds 5% of the outstanding shares of the Underlying Fund's share class.
(b)	Current yield as of October 31, 2023.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
51

Portfolio of Investments October 31, 2023†^ (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ 500 International ETF	$ 24,570	$ 1,306	$ (5,165)	$ 186	$ 3,275	$ 24,172	$ 940	$ —	816
IQ Candriam International Equity ETF	24,441	1,269	(4,698)	(675)	3,488	23,825	765	—	956
IQ Candriam U.S. Large Cap Equity ETF	48,849	1,944	(16,832)	2,431	3,852	40,244	687	—	1,098
IQ Candriam U.S. Mid Cap Equity ETF	—	32,312	—	—	(3,622)	28,690	89	—	1,148
IQ FTSE International Equity Currency Neutral ETF	14,911	414	(2,199)	182	1,396	14,704	344	281	652
IQ MacKay ESG Core Plus Bond ETF	12,493	1,437	(2,362)	(215)	(156)	11,197	530	—	572
IQ Mackay ESG High Income ETF	—	10,322	(276)	(4)	(279)	9,763	287	—	390
IQ U.S. Large Cap ETF	44,996	413	(8,404)	1,800	(998)	37,807	738	—	1,199
IQ U.S. Small Cap ETF	42,744	6,237	(20,333)	2,430	(4,964)	26,114	600	—	886
IQ Winslow Large Cap Growth ETF	2,679	1,694	—	—	830	5,203	2	—	170
MainStay Candriam Emerging Markets Equity Fund Class R6	24,289	2,323	(1,783)	(631)	1,071	25,269	298	—	3,001
MainStay Epoch Capital Growth Fund Class I	2,643	39	(516)	(68)	458	2,556	12	27	212
MainStay Epoch International Choice Fund Class I	19,587	1,096	(4,365)	750	1,746	18,814	263	—	535
MainStay Epoch U.S. Equity Yield Fund Class R6	46,071	3,643	(10,628)	(88)	(763)	38,235	1,079	685	2,068
MainStay Fiera SMID Growth Fund Class R6	—	23,225	—	—	(1,893)	21,332	—	—	1,510
MainStay Floating Rate Fund Class R6	36,031	6,218	(20,484)	(988)	1,782	22,559	2,502	—	2,577
MainStay MacKay High Yield Corporate Bond Fund Class R6	15,292	6,446	(12,239)	(772)	1,066	9,793	886	—	2,001
MainStay MacKay International Equity Fund Class R6	18,824	1,648	(21,042)	(308)	878	—	182	—	—
MainStay MacKay Short Duration High Yield Fund Class I	17,427	3,238	(2,750)	(103)	281	18,093	1,076	—	1,971
MainStay MacKay Total Return Bond Fund Class R6	12,539	1,627	(2,687)	(413)	148	11,214	522	—	1,344
MainStay PineStone International Equity Fund Class R6 (a)	—	20,268	—	—	(1,311)	18,957	—	—	1,395
MainStay PineStone U.S. Equity Fund Class R6	—	15,306	—	—	(689)	14,617	—	—	939
MainStay S&P 500 Index Fund Class I	11,250	1,325	(1,038)	44	21	11,602	159	904	235
MainStay Short Term Bond Fund Class I	—	16,287	(966)	(14)	(277)	15,030	386	—	1,679
MainStay U.S. Government Liquidity Fund	81,000	96,817	(95,408)	—	—	82,409	3,694	—	82,409
MainStay Winslow Large Cap Growth Fund Class R6	45,738	5,271	(14,136)	(303)	4,092	40,662	107	5,114	4,066
MainStay WMC Enduring Capital Fund Class R6	43,829	3,256	(11,442)	(580)	906	35,969	260	1,604	1,195
MainStay WMC Growth Fund Class R6	47,923	3,235	(16,014)	(5,906)	13,947	43,185	—	—	1,198
MainStay WMC International Research Equity Fund Class I	19,198	1,118	(3,459)	(28)	2,089	18,918	410	—	2,878
MainStay WMC Small Companies Fund Class I	42,955	8,743	(20,083)	(1,441)	(3,827)	26,347	941	—	1,405
MainStay WMC Value Fund Class R6	45,228	3,713	(10,186)	(200)	(2,610)	35,945	757	1,713	1,283
	$ 745,507	$282,190	$(309,495)	$(4,914)	$ 19,937	$ 733,225	$18,516	$10,328

(a)	As of September 8, 2023, the Fund exchanged in a nontaxable transfer of all shares of the MainStay MacKay International Equity Fund Class R6 into the newly launched MainStay PineStone International Equity Fund Class R6.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
52	MainStay Growth Allocation Fund

Swap Contracts
Open OTC total return equity swap contracts as of October 31, 2023 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Citi Leveraged Loan Basket	1 day FEDF minus 0.20%	12/4/23	Daily	(7,547)	$ —
Citibank NA	Citi Zombie Company Basket	1 day FEDF minus 0.50%	12/4/23	Daily	(6,916)	—
JPMorgan Chase Bank NA	Global X Uranium ETF	1 day FEDF plus 0.50%	10/8/24- 10/15/24	Daily	7,957	—
Citibank NA	Invesco S&P 500 Low Volatility ETF	1 day FEDF plus 0.45%	12/4/23	Daily	7,128	—
Citibank NA	iShares 20+ Year Treasury Bond ETF	1 day FEDF plus 0.38%	12/4/23	Daily	40,612	—
Citibank NA	iShares MSCI EAFE ETF	1 day FEDF minus 1.25%	12/4/23	Daily	(18,306)	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 day FEDF minus 0.54%	12/4/23	Daily	(3,563)	—
JPMorgan Chase Bank NA	iShares MSCI Japan ETF	1 day FEDF plus 0.15%	4/24/24- 5/7/24	Daily	22,247	—
JPMorgan Chase Bank NA	J.P. Morgan IDEX Pure Size Short	1 day FEDF plus 0.02%	6/20/24	Daily	(3,282)	—
JPMorgan Chase Bank NA	Materials Select Sector SPDR Fund	1 day FEDF plus 0.18%	2/5/24	Daily	7,313	—
Citibank NA	Russell 1000 Growth Total Return Index	1 day FEDF minus 0.20%	12/4/23	Daily	(10,869)	—
JPMorgan Chase Bank NA	Russell 2000 Total Return Index	1 day FEDF minus 0.15% - plus 0.02%	4/9/24- 5/7/24	Daily	(30,951)	—
JPMorgan Chase Bank NA	S&P 500 Equal Weight	1 day FEDF plus 0.30% - 0.51%	5/7/24	Daily	32,389	—
Citibank NA	S&P 500 Financials Index	1 day FEDF plus 0.10%	12/4/23	Daily	(1,072)	—
Citibank NA	S&P 500 Health Care Sector	1 day FEDF plus 0.45%	12/4/23	Daily	7,284	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.05%	12/4/23	Daily	(22,305)	—
Citibank NA	S&P 500 Utilities Total Return	1 day FEDF plus 0.50%	12/4/23	Daily	7,690	—
Citibank NA	S&P 600 Total Return	1 day FEDF plus 0.41%	12/4/23	Daily	35,748	—
Citibank NA	S&P Midcap 400 Total Return Index	1 day FEDF plus 0.31%	12/4/23	Daily	21,228	—
Citibank NA	Vanguard FTSE Europe ETF	1 day FEDF minus 5.00%	12/4/23	Daily	(7,379)	—
						$ —
The following table represents the basket holdings underlying the total return swap with Citi Leveraged Loan Basket as of October 31, 2023.
Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
AerCap Holdings NV	(3,673)	(355,173)	—	4.71
Apollo Commercial Real Estate Finance, Inc.	(690)	(66,697)	—	0.88
Atlantica Sustainable Infrastructure plc	(434)	(41,964)	—	0.56
Brandywine Realty Trust	(623)	(60,291)	—	0.80
Carnival Corp.	(9,213)	(890,881)	—	11.80
Chart Industries, Inc.	(3,541)	(342,439)	—	4.54
Coherent Corp.	(1,473)	(142,447)	—	1.89
CommScope Holding Co, Inc.	(137)	(13,201)	—	0.17
Crane NXT Co	(2,722)	(263,228)	—	3.49
Cushman & Wakefield plc	(692)	(66,916)	—	0.89
Delta Air Lines, Inc.	(7,330)	(708,792)	—	9.39
Designer Brands, Inc.	(766)	(74,048)	—	0.98
DigitalBridge Group, Inc.	(1,206)	(116,666)	—	1.55
Elanco Animal Health, Inc.	(3,015)	(291,550)	—	3.86
Entegris, Inc.	(4,791)	(463,318)	—	6.14
Fidelity National Information Services, Inc.	(7,213)	(697,547)	—	9.24
Hanesbrands, Inc.	(1,954)	(188,970)	—	2.50
JetBlue Airways Corp.	(1,031)	(99,672)	—	1.32
Lumen Technologies, Inc.	(2,122)	(205,207)	—	2.72
MKS Instruments, Inc.	(1,413)	(136,648)	—	1.81
Oatly Group AB	(86)	(8,270)	—	0.11
Opendoor Technologies, Inc.	(1,468)	(141,930)	—	1.88
Par Pacific Holdings, Inc.	(1,122)	(108,509)	—	1.44
PureCycle Technologies, Inc.	(444)	(42,963)	—	0.57
Scorpio Tankers, Inc.	(2,546)	(246,217)	—	3.26
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
53

Portfolio of Investments October 31, 2023†^ (continued)
Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
Topgolf Callaway Brands Corp.	(743)	(71,856)	—	0.95
Uber Technologies, Inc.	(11,225)	(1,085,466)	—	14.38
United Airlines Holdings, Inc.	(6,376)	(616,539)	—	8.17

1.	As of October 31, 2023, cash in the amount $3,450,000 was pledged to brokers for OTC swap contracts.
2.	Fund pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of October 31, 2023.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 553,168,405	$ —	$ —	$ 553,168,405
Fixed Income Funds	97,648,085	—	—	97,648,085
Total Affiliated Investment Companies	650,816,490	—	—	650,816,490
Short-Term Investment
Affiliated Investment Company	82,408,556	—	—	82,408,556
Total Investments in Securities	$ 733,225,046	$ —	$ —	$ 733,225,046

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
54	MainStay Growth Allocation Fund

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in affiliated investment companies, at value (identified cost $681,116,107)	$733,225,046
Cash collateral on deposit at broker for swap contracts	3,450,000
Receivables:
Dividends and interest	516,301
Fund shares sold	190,233
Other assets	50,065
Total assets	737,431,645
Liabilities
Payables:
Dividends and interest on OTC swaps contracts	2,085,229
Fund shares redeemed	276,258
Transfer agent (See Note 3)	174,963
NYLIFE Distributors (See Note 3)	173,989
Shareholder communication	61,454
Custodian	16,102
Professional fees	15,113
Manager (See Note 3)	3,262
Accrued expenses	25
Total liabilities	2,806,395
Net assets	$734,625,250
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 55,783
Additional paid-in-capital	695,753,124
695,808,907
Total distributable earnings (loss)	38,816,343
Net assets	$734,625,250
Class A
Net assets applicable to outstanding shares	$603,145,952
Shares of beneficial interest outstanding	45,785,577
Net asset value per share outstanding	$ 13.17
Maximum sales charge (3.00% of offering price)	0.41
Maximum offering price per share outstanding	$ 13.58
Investor Class
Net assets applicable to outstanding shares	$ 92,320,915
Shares of beneficial interest outstanding	6,999,850
Net asset value per share outstanding	$ 13.19
Maximum sales charge (2.50% of offering price)	0.34
Maximum offering price per share outstanding	$ 13.53
Class B
Net assets applicable to outstanding shares	$ 9,586,894
Shares of beneficial interest outstanding	742,145
Net asset value and offering price per share outstanding	$ 12.92
Class C
Net assets applicable to outstanding shares	$ 14,669,454
Shares of beneficial interest outstanding	1,135,244
Net asset value and offering price per share outstanding	$ 12.92
Class I
Net assets applicable to outstanding shares	$ 9,104,440
Shares of beneficial interest outstanding	679,812
Net asset value and offering price per share outstanding	$ 13.39
Class R2
Net assets applicable to outstanding shares	$ 61,002
Shares of beneficial interest outstanding	4,634
Net asset value and offering price per share outstanding	$ 13.16
Class R3
Net assets applicable to outstanding shares	$ 914,338
Shares of beneficial interest outstanding	69,917
Net asset value and offering price per share outstanding	$ 13.08
SIMPLE Class
Net assets applicable to outstanding shares	$ 4,822,255
Shares of beneficial interest outstanding	365,665
Net asset value and offering price per share outstanding	$ 13.19

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
55

Statement of Operations for the year ended October 31, 2023
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 18,516,039
Expenses
Distribution/Service—Class A (See Note 3)	1,578,306
Distribution/Service—Investor Class (See Note 3)	251,791
Distribution/Service—Class B (See Note 3)	136,024
Distribution/Service—Class C (See Note 3)	183,038
Distribution/Service—Class R2 (See Note 3)	177
Distribution/Service—Class R3 (See Note 3)	5,171
Distribution/Service—SIMPLE Class (See Note 3)	20,550
Transfer agent (See Note 3)	953,159
Registration	115,775
Professional fees	94,922
Custodian	44,828
Trustees	19,954
Shareholder communication	1,875
Shareholder service (See Note 3)	1,105
Miscellaneous	20,666
Total expenses before waiver/reimbursement	3,427,341
Expense waiver/reimbursement from Manager (See Note 3)	(184,110)
Reimbursement from prior custodian(a)	(1,548)
Net expenses	3,241,683
Net investment income (loss)	15,274,356
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	(4,913,732)
Realized capital gain distributions from affiliated investment companies	10,327,809
Swap transactions	(15,924,167)
Net realized gain (loss)	(10,510,090)
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	19,937,039
Net realized and unrealized gain (loss)	9,426,949
Net increase (decrease) in net assets resulting from operations	$ 24,701,305

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
56	MainStay Growth Allocation Fund

Statements of Changes in Net Assets
for the years ended October 31, 2023 and October 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 15,274,356	$ 10,104,458
Net realized gain (loss)	(10,510,090)	60,089,271
Net change in unrealized appreciation (depreciation)	19,937,039	(205,823,448)
Net increase (decrease) in net assets resulting from operations	24,701,305	(135,629,719)
Distributions to shareholders:
Class A	(42,482,199)	(73,904,222)
Investor Class	(6,720,364)	(11,530,594)
Class B	(930,924)	(2,637,375)
Class C	(1,187,696)	(2,609,494)
Class I	(631,052)	(800,931)
Class R1	—	(6,054)
Class R2	(5,399)	(9,226)
Class R3	(68,391)	(167,463)
SIMPLE Class	(223,140)	(191,425)
Total distributions to shareholders	(52,249,165)	(91,856,784)
Capital share transactions:
Net proceeds from sales of shares	58,830,977	65,486,668
Net asset value of shares issued to shareholders in reinvestment of distributions	52,068,829	91,464,910
Cost of shares redeemed	(101,020,230)	(102,221,841)
Increase (decrease) in net assets derived from capital share transactions	9,879,576	54,729,737
Net increase (decrease) in net assets	(17,668,284)	(172,756,766)
Net Assets
Beginning of year	752,293,534	925,050,300
End of year	$ 734,625,250	$ 752,293,534
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
57

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 13.71	$ 17.89	$ 14.33	$ 14.40	$ 14.76
Net investment income (loss) (a)	0.28	0.19	0.16	0.24	0.22
Net realized and unrealized gain (loss)	0.14	(2.56)	4.22	0.32	0.77
Total from investment operations	0.42	(2.37)	4.38	0.56	0.99
Less distributions:
From net investment income	(0.13)	(0.66)	(0.17)	(0.26)	(0.28)
From net realized gain on investments	(0.83)	(1.15)	(0.65)	(0.37)	(1.07)
Total distributions	(0.96)	(1.81)	(0.82)	(0.63)	(1.35)
Net asset value at end of year	$ 13.17	$ 13.71	$ 17.89	$ 14.33	$ 14.40
Total investment return (b)	3.20%	(14.90)%	31.45%	3.89%	8.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.02%	1.30%	0.98%	1.69%	1.55%
Net expenses (c)	0.35%	0.35%	0.35%	0.37%	0.37%
Portfolio turnover rate	27%	25%	29%	47%	42%
Net assets at end of year (in 000’s)	$ 603,146	$ 603,691	$ 728,402	$ 542,938	$ 545,586

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 13.73	$ 17.91	$ 14.33	$ 14.40	$ 14.76
Net investment income (loss) (a)	0.25	0.17	0.14	0.21	0.18
Net realized and unrealized gain (loss)	0.15	(2.58)	4.22	0.32	0.79
Total from investment operations	0.40	(2.41)	4.36	0.53	0.97
Less distributions:
From net investment income	(0.11)	(0.62)	(0.13)	(0.23)	(0.26)
From net realized gain on investments	(0.83)	(1.15)	(0.65)	(0.37)	(1.07)
Total distributions	(0.94)	(1.77)	(0.78)	(0.60)	(1.33)
Net asset value at end of year	$ 13.19	$ 13.73	$ 17.91	$ 14.33	$ 14.40
Total investment return (b)	2.97%	(15.05)%	31.27%	3.70%	7.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.84%	1.11%	0.82%	1.54%	1.32%
Net expenses (c)	0.55%	0.55%	0.55%	0.55%	0.55%
Expenses (before waiver/reimbursement) (c)	0.69%	0.60%	0.68%	0.67%	0.68%
Portfolio turnover rate	27%	25%	29%	47%	42%
Net assets at end of year (in 000's)	$ 92,321	$ 99,449	$ 122,265	$ 126,514	$ 139,892

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
58	MainStay Growth Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 13.46	$ 17.59	$ 14.10	$ 14.16	$ 14.50
Net investment income (loss) (a)	0.15	0.06	0.02	0.12	0.10
Net realized and unrealized gain (loss)	0.14	(2.54)	4.14	0.30	0.76
Total from investment operations	0.29	(2.48)	4.16	0.42	0.86
Less distributions:
From net investment income	—	(0.50)	(0.02)	(0.11)	(0.13)
From net realized gain on investments	(0.83)	(1.15)	(0.65)	(0.37)	(1.07)
Total distributions	(0.83)	(1.65)	(0.67)	(0.48)	(1.20)
Net asset value at end of year	$ 12.92	$ 13.46	$ 17.59	$ 14.10	$ 14.16
Total investment return (b)	2.20%	(15.70)%	30.24%	2.97%	7.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.13%	0.37%	0.11%	0.87%	0.73%
Net expenses (c)	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.44%	1.35%	1.43%	1.42%	1.42%
Portfolio turnover rate	27%	25%	29%	47%	42%
Net assets at end of year (in 000’s)	$ 9,587	$ 16,753	$ 30,461	$ 32,739	$ 43,800

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 13.46	$ 17.59	$ 14.10	$ 14.16	$ 14.50
Net investment income (loss) (a)	0.15	0.05	0.02	0.11	0.10
Net realized and unrealized gain (loss)	0.14	(2.53)	4.14	0.31	0.76
Total from investment operations	0.29	(2.48)	4.16	0.42	0.86
Less distributions:
From net investment income	—	(0.50)	(0.02)	(0.11)	(0.13)
From net realized gain on investments	(0.83)	(1.15)	(0.65)	(0.37)	(1.07)
Total distributions	(0.83)	(1.65)	(0.67)	(0.48)	(1.20)
Net asset value at end of year	$ 12.92	$ 13.46	$ 17.59	$ 14.10	$ 14.16
Total investment return (b)	2.19%	(15.70)%	30.23%	2.97%	7.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.11%	0.36%	0.09%	0.81%	0.76%
Net expenses (c)	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.44%	1.35%	1.43%	1.42%	1.42%
Portfolio turnover rate	27%	25%	29%	47%	42%
Net assets at end of year (in 000’s)	$ 14,669	$ 20,272	$ 29,440	$ 31,564	$ 36,721

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
59

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 13.93	$ 18.15	$ 14.52	$ 14.58	$ 14.94
Net investment income (loss) (a)	0.32	0.23	0.21	0.31	0.25
Net realized and unrealized gain (loss)	0.14	(2.60)	4.27	0.30	0.78
Total from investment operations	0.46	(2.37)	4.48	0.61	1.03
Less distributions:
From net investment income	(0.17)	(0.70)	(0.20)	(0.30)	(0.32)
From net realized gain on investments	(0.83)	(1.15)	(0.65)	(0.37)	(1.07)
Total distributions	(1.00)	(1.85)	(0.85)	(0.67)	(1.39)
Net asset value at end of year	$ 13.39	$ 13.93	$ 18.15	$ 14.52	$ 14.58
Total investment return (b)	3.42%	(14.68)%	31.82%	4.16%	8.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.33%	1.51%	1.23%	2.18%	1.74%
Net expenses (c)	0.10%	0.10%	0.10%	0.11%	0.13%
Portfolio turnover rate	27%	25%	29%	47%	42%
Net assets at end of year (in 000’s)	$ 9,104	$ 7,974	$ 11,142	$ 8,063	$ 11,037

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,				June 14, 2019^ through October 31, 2019
Class R2	2023	2022	2021	2020
Net asset value at beginning of period	$ 13.70	$ 17.88	$ 14.32	$ 14.40	$ 13.82
Net investment income (loss) (a)	0.27	0.18	0.15	0.25	0.04
Net realized and unrealized gain (loss)	0.14	(2.57)	4.21	0.29	0.54
Total from investment operations	0.41	(2.39)	4.36	0.54	0.58
Less distributions:
From net investment income	(0.12)	(0.64)	(0.15)	(0.25)	—
From net realized gain on investments	(0.83)	(1.15)	(0.65)	(0.37)	—
Total distributions	(0.95)	(1.79)	(0.80)	(0.62)	—
Net asset value at end of period	$ 13.16	$ 13.70	$ 17.88	$ 14.32	$ 14.40
Total investment return (b)	3.08%	(14.99)%	31.34%	3.75%	4.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.96%	1.20%	0.90%	1.79%	0.68%††
Net expenses (c)	0.45%	0.45%	0.45%	0.47%	0.49%††
Portfolio turnover rate	27%	25%	29%	47%	42%
Net assets at end of period (in 000’s)	$ 61	$ 78	$ 92	$ 89	$ 130

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
60	MainStay Growth Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R3	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 13.62	$ 17.78	$ 14.24	$ 14.33	$ 14.68
Net investment income (loss) (a)	0.23	0.15	0.10	0.20	0.12
Net realized and unrealized gain (loss)	0.14	(2.56)	4.20	0.31	0.83
Total from investment operations	0.37	(2.41)	4.30	0.51	0.95
Less distributions:
From net investment income	(0.08)	(0.60)	(0.11)	(0.23)	(0.23)
From net realized gain on investments	(0.83)	(1.15)	(0.65)	(0.37)	(1.07)
Total distributions	(0.91)	(1.75)	(0.76)	(0.60)	(1.30)
Net asset value at end of year	$ 13.08	$ 13.62	$ 17.78	$ 14.24	$ 14.33
Total investment return (b)	2.82%	(15.18)%	30.99%	3.53%	7.81%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.68%	1.00%	0.60%	1.43%	0.90%
Net expenses (c)	0.70%	0.70%	0.70%	0.72%	0.73%
Portfolio turnover rate	27%	25%	29%	47%	42%
Net assets at end of year (in 000’s)	$ 914	$ 1,004	$ 1,622	$ 1,084	$ 1,262

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,			August 31, 2020^ through October 31,
SIMPLE Class	2023	2022	2021	2020
Net asset value at beginning of period	$ 13.71	$ 17.89	$ 14.33	$ 15.03*
Net investment income (loss) (a)	0.22	0.12	0.06	0.02
Net realized and unrealized gain (loss)	0.16	(2.57)	4.25	(0.72)
Total from investment operations	0.38	(2.45)	4.31	(0.70)
Less distributions:
From net investment income	(0.07)	(0.58)	(0.10)	—
From net realized gain on investments	(0.83)	(1.15)	(0.65)	—
Total distributions	(0.90)	(1.73)	(0.75)	—
Net asset value at end of period	$ 13.19	$ 13.71	$ 17.89	$ 14.33
Total investment return (b)	2.84%	(15.29)%	30.89%	(4.66)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.62%	0.79%	0.37%	0.80%††
Net expenses (c)	0.70%	0.80%	0.80%	0.80%††
Expenses (before waiver/reimbursement) (c)	0.70%	0.85%	0.93%	0.95%††
Portfolio turnover rate	27%	25%	29%	47%
Net assets at end of period (in 000’s)	$ 4,822	$ 3,072	$ 1,567	$ 180

^	Inception date.
*	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
61

MainStay Equity Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges.  For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2023
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 3.00% Initial Sales Charge	With sales charges	4/4/2005	0.49%	4.92%	5.11%	0.92%
		Excluding sales charges		3.60	6.11	5.71	0.92
Investor Class Shares[2,3]	Maximum 2.50% Initial Sales Charge	With sales charges	2/28/2008	0.82	4.74	4.93	1.18
		Excluding sales charges		3.41	5.93	5.53	1.18
Class B Shares[4]	Maximum 5.00% CDSC	With sales charges	4/4/2005	-2.01	4.86	4.75	1.93
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		2.65	5.14	4.75	1.93
Class C Shares	Maximum 1.00% CDSC	With sales charges	4/4/2005	1.71	5.15	4.75	1.93
	if Redeemed Within One Year of Purchase	Excluding sales charges		2.64	5.15	4.75	1.93
Class I Shares	No Sales Charge		4/4/2005	3.80	6.37	5.97	0.67
Class R3 Shares[5]	No Sales Charge		2/29/2016	3.30	5.74	7.41	1.27
SIMPLE Class Shares	No Sales Charge		8/31/2020	3.19	N/A	3.47	1.31

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to July 22, 2019, the maximum initial sales charge applicable was 5.50%, which is reflected in the applicable average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge was 3.00%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
5.	As of October 31, 2023, Class R3 shares are closed to new investors and, upon the close of business on December 29, 2023, Class R3 shares are closed to additional investments by existing shareholders. Additionally, Class R3 shares will be liquidated on or about February 28, 2024 (the "Liquidation Date"). It is expected that the Fund will distribute to remaining shareholders invested in Class R3 shares, on or promptly after the Liquidation Date, a liquidating distribution in cash or cash equivalents equal to the net asset value of such shares.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
62	MainStay Equity Allocation Fund

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	10.14%	11.01%	11.18%
MSCI EAFE® Index (Net)[2]	14.40	4.10	3.05
Equity Allocation Composite Index[3]	11.30	9.31	9.16
Morningstar Aggressive Allocation Category Average[4]	4.49	5.93	6.20

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The S&P 500® Index is the Fund's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
2.	The MSCI EAFE® Index (Net) is the Fund's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
3.	The Fund has selected the Equity Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Equity Allocation Composite Index consists of the S&P 500®Index and the MSCI EAFE® Index weighted 75% and 25%, respectively. Prior to February 28, 2014, the Equity Allocation Composite Index consisted of the S&P 500® Index and the MSCI EAFE® Index weighted 80% and 20%, respectively.
4.	The Morningstar Aggressive Allocation Category Average is representative of funds in allocation categories that seek to provide both income and capital appreciation by primarily investing in multiple asset classes, including stocks, bonds, and cash. These aggressive strategies typically allocate at least 10% to equities of foreign companies and prioritize capital appreciation over preservation. They typically expect volatility similar to a strategic equity exposure of more than 85%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
63

Cost in Dollars of a $1,000 Investment in MainStay Equity Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$974.80	$1.94	$1,023.24	$1.99	0.39%
Investor Class Shares	$1,000.00	$973.40	$2.74	$1,022.43	$2.80	0.55%
Class B Shares	$1,000.00	$970.00	$6.46	$1,018.65	$6.61	1.30%
Class C Shares	$1,000.00	$969.40	$6.45	$1,018.65	$6.61	1.30%
Class I Shares	$1,000.00	$975.40	$0.70	$1,024.50	$0.71	0.14%
Class R3 Shares	$1,000.00	$973.10	$3.68	$1,021.47	$3.77	0.74%
SIMPLE Class Shares	$1,000.00	$971.90	$3.88	$1,021.27	$3.97	0.78%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
64	MainStay Equity Allocation Fund

Asset Diversification as of October 31, 2023 (Unaudited)
Equity Funds	95.9%
Short-Term Investment	3.8
Other Assets, Less Liabilities	0.3
See Portfolio of Investments beginning on page 69 for specific holdings within these categories. The Fund’s holdings are subject to change.

65

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay Equity Allocation Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2023?
For the 12 months ended October 31, 2023, Class I shares of MainStay Equity Allocation Fund returned 3.80%, underperforming the 10.14% return of the Fund’s primary benchmark, the S&P 500® Index, and the 14.40% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund underperformed the 11.30% return of the Equity Allocation Composite Index, which is an additional benchmark of the Fund, and the 4.49% return of the Morningstar Aggressive Allocation Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund during the reporting period (versus the performance of a weighted combination of indices) is the net performance of the Underlying Funds themselves, relative to their respective benchmarks. During the reporting period, asset class policy was the primary determinant of the Fund’s relative performance.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the Fund substantially underperformed this internally maintained blend of indices, primarily due to active positioning at the asset class level.
Management of the Fund’s aggregate equity exposure itself was not the primary issue affecting relative performance, as returns generated in the process of controlling that exposure were only marginally negative. We held the Fund’s equity allocation near neutral for much of the reporting period, but with a small bias toward holding underweight exposure to equities (meaning that the Fund was not fully invested, whereas the Index is a pure equity play). That posture proved a liability through the spring and early summer of 2023, as a handful of mega-cap technology-related equities drove the market higher. We gradually removed the Fund’s underweight exposure to equities near the end of the reporting period. As a result, the Fund did not benefit materially when the market softened in late summer and into the fall.
Rather, the most significant factor undermining relative performance related to the Fund’s exposure to small-cap stocks, which detracted substantially from returns. Throughout the reporting period, relative valuations in the small-cap asset class were much more attractive than has been the historical norm, but small companies are significantly more sensitive to changes in bank financing conditions than are large companies that can issue bonds. Fast-rising costs on bank loans, coupled with concerns about future credit availability in the wake of the bank crisis in the early spring of 2023, weighed heavily on the smaller end of the capitalization spectrum. We promptly restored the Fund’s small-cap allocation to neutral as the nature and scope of the crisis became clear.
Relative performance also suffered from efforts to avoid undue exposure to a small group of market-leading, mega-cap, technology-related companies. Recently dubbed ‘the Magnificent 7’ (Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA, and Tesla), these firms are richly valued, implying rapid earnings growth in the coming years. We remain skeptical that such growth is likely to be achieved by these companies, which are already among the largest enterprises in the world, with dominant positions in their respective industries. Accordingly, we shifted Fund assets out of capitalization-weighted large-cap index products, favoring other options—most notably, an equally weighted version of the S&P 500® Index. During the reporting period, however, ongoing enthusiasm for the commercial potential of artificial intelligence (“AI”), and the degree to which the Magnificent 7 are expected to benefit from these developments, helped them maintain their leadership positions. During the reporting period, the Bloomberg Magnificent 7 Total Return Index2 returned approximately 65%, compared to a slightly negative return for the equally weighted S&P 500® Equal Weight Index.3
Tilts favoring defensive sectors, particularly health care, and low volatility stocks further detracted from the Fund’s relative performance. Basically, any skew in the Fund away from the sole winners of the reporting period—mega-cap tech-oriented companies—was a drag on relative results.
The Fund realized some positive results within equities. Tactical trading in gold miners, for example, proved helpful. The Fund also

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	The Bloomberg Magnificent 7 Total Return Index is an equal-dollar weighted equity benchmark consisting of a fixed basket of 7 widely-traded companies classified in the United States and representing the Communications, Consumer Discretionary and Technology sectors as defined by Bloomberg Industry Classification System (BICS). An investment cannot be made directly in an index.
3.	The S&P 500® Equal Weight Index (“EWI”) is the equal-weight version of the widely-used S&P 500® Index. The S&P 500® EWI includes the same constituents as the capitalization weighted S&P 500® Index, but each company in the S&P 500® EWI is allocated a fixed weight, or 0.2% of the Index total at each quarterly rebalance. An investment cannot be made directly in an index.
66	MainStay Equity Allocation Fund

benefited from some swap positions, in which we pay the return (so are effectively “short”) on a set of highly leveraged companies that look especially vulnerable to higher borrowing costs and more restrictive lending standards. Exposure to uranium miners provided a small, but noticeable, positive contribution to returns as well. (Contributions take weightings and total returns into account.)
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Fund’s asset class policy views. Therefore, the swaps can be seen as detracting from the Fund’s relative performance over the course of the reporting period.
How did you allocate the Fund’s assets during the reporting period and why?
Overall stock exposure: We held equity exposure within the Fund relatively close to neutral during the reporting period. We are generally reluctant to position the Fund with underweight equity exposure, as stocks tend to perform well over time and anticipating drawdowns is challenging. Nevertheless, we shifted the Fund’s equity position to slightly underweight following a sharp rally in January 2023, and enlarged the underweight posture a little further late in the spring when banking sector turmoil appeared to increase the likelihood of a recession. (The Fund has an underweight equity position when we build a cash balance rather than being fully invested, as is the Index.) As the recession failed to materialize, we gradually removed the underweight equity exposure over the course of the summer and into the fall.
Equity style: Growth stocks, by definition, exhibit richer valuations than value stocks. As a consequence, growth stock prices are relatively reliant on distant profits, and are often more sensitive to elevated inflation and higher interest rates than their value-oriented counterparts. Accordingly, given the high-rate environment that prevailed during the reporting period, we persistently tilted the Fund to emphasize value stocks that offered more substantial near-term cash flows. In particular, we focused on defensive, lower-volatility sectors, including utilities, consumer staples and—most of all—health care. This position undermined performance in 2023, as market performance was dominated by the aforementioned Magnificent 7—growth-oriented technology-related stocks swept by a wave of excitement over the prospects for generative AI.
Equity size: The Fund held overweight exposure to small-cap stocks during the first half of the reporting period. We based our thesis on several prevailing characteristics of the asset class: attractive valuations, insulation from economic weakness abroad, less sensitivity to dollar strength and disproportionate exposure to domestic demand, which thus far remains robust.
That position proved unconstructive during the spring of 2023, as small companies tend to be heavily dependent on bank financing, and banks aggressively tightened lending standards in the wake of the banking crisis that occurred in March and April. Accordingly, we unwound the Fund’s small-cap bias. However, it is important to note that the proceeds did not flow to large blend index exposure, where the Magnificent 7 dominate. Rather, the redirected assets went into the S&P 500® Equal Weight Index, where those seven names comprise less than 2% of that Index.
Geographic exposure: During the latter part of the reporting period, European equities appeared vulnerable. We expected that persistently high wage growth would compel the European Central Bank to maintain its restrictive monetary policies for an extended period of time while European export-heavy economies wrestled with declining global trade volumes. In addition, Europe appeared particularly exposed to potential energy price spikes amid elevated geopolitical tensions. On the other hand, the Bank of Japan remained engaged in accommodative policy, Japanese exports benefited from a weak yen, and Japanese companies increasingly prioritized shareholder governance, largely in the form of share buybacks. Given these divergent conditions, we tilted the Fund away from European markets in favor of Japanese stocks, while holding net exposure to non-US stocks close to neutral.
Energy: The Fund maintained exposure to upstream energy producers and oilfield/gas field service providers as a commodity play to provide an additional inflation hedge. These holdings also positioned the Fund to take advantage of opportunities for domestic producers to benefit as Western nations revisit energy policy to source supplies from stable and friendly jurisdictions rather than autocratic petrostates that present national security risks. The Fund’s small, but volatile, energy position detracted significantly from performance during the first half of the reporting period but fully recovered in the second half.
How did the Fund’s allocations change over the course of the reporting period?
In one of the more substantial changes in allocations undertaken during the reporting period, we reduced the Fund’s exposure to small-cap stocks, expressed via total return swaps. We took this action in response to the banking crisis that unfolded in the spring of 2023. We unwound the Fund’s swap exposure to VanEck Gold Miners ETF, taking profits and exiting a profitable trade on a high note. Lastly, we used swaps to tilt the Fund away from baskets of specific stocks that were either heavily dependent on floating-rate loans (such as Uber, United Airlines and Carnival) or that generated insufficient operating income to retire debt as it came due (so-called ‘zombie’ companies, such as Royal Caribbean, Wynn Resorts and Rivian Automotive). We believed these firms were especially vulnerable in an environment of fast-rising interest rates and tightening lending standards.
67

New or increased allocations included the establishment and growth of an allocation to Invesco S&P 500® Equal Weight ETF. We adopted this position to remove the Fund’s underweight exposure to equities without significantly increasing its exposure to the Magnificent 7 mega-cap technology-related names. We also initiated a new Fund position in iShares MSCI Japan ETF (via a swap), as we saw valuations as attractive, export conditions as favorable and the Japanese yen likely to appreciate should the Bank of Japan abandon its existing yield curve4 control policy. Another notable addition involved the establishment of exposure to Global X Uranium ETF, which invests primarily in uranium mining firms. Climate change concerns, net-zero commitments and the limitations of renewable energy are driving a reconsideration of nuclear energy, for which fuel supply is rather limited. We foresee a supply/demand imbalance developing that is likely to support businesses involved with extracting and processing uranium.
At the Underlying Fund level, we took advantage of a few new investment options, adopting positions in MainStay PineStone U.S. Equity Fund, IQ Candriam U.S. Mid Cap Equity ETF and MainStay Fiera SMID Growth Fund.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
The Fund’s top-performing Underlying Equity Funds that were held for the entire reporting period included MainStay Winslow Large Cap Growth Fund (and its sister product, IQ Winslow Large Cap Growth ETF), IQ 500 International ETF and MainStay Epoch Capital Growth Fund. The worst-performing positions included MainStay WMC Small Companies Fund, IQ U.S. Small Cap ETF and swap exposure to the S&P Small Cap 600® Index.5
Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?
The strongest positive contributions to performance came from MainStay Winslow Large Cap Growth Fund, MainStay WMC Growth Fund and IQ Candriam U.S. Large Cap Equity ETF. The direct fund holdings detracting most significantly from returns included IQ Candriam U.S. Mid Cap Equity ETF, MainStay WMC Small Companies Fund and IQ U.S. Small Cap ETF. Losses were greater in some swap positions in which we paid the return to
iShares MSCI EAFE Index, the Russell 1000® Growth Index and the S&P 500® Equal Weight Index.
How was the Fund positioned at the end of the reporting period?
For some time now, we have held the view that a recession in response to dramatic monetary policy tightening and the expiration of pandemic-era support programs is all but inevitable. This remains the case today, and indications of the onset of said recession are beginning to accumulate. We firmly expect corporate profits to decline over the next several quarters, eventually taking stock prices down with them, while also driving down Treasury yields and pushing credit spreads6 out. Accordingly, as of October 31, 2023, the Fund maintains a relatively defensive posture.
Given the difficulty in predicting a market top, we are resistant to holding an underweight position in equities. As such, we are maintaining a neutral position for the Fund at this time, although we intend to exploit any significant pullbacks - should they arise - by building an oversight position.
The Fund’s defensive positioning is more evident within equities. The Fund favors sectors that have generally exhibited lower volatility and retained their value better during drawdowns. Prominent among these are utilities and health care. We have also skewed the Fund away from a set of highly leveraged companies deemed to be especially vulnerable to a tightening credit environment.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	The S&P Small Cap 600™ Index covers roughly the small-cap range of American stocks, using a capitalization-weighted index. Capitalization range is from $850 million to $3.7 billion. An investment cannot be made directly in an index.
6.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) comparable to U.S. Treasury issues.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
68	MainStay Equity Allocation Fund

Portfolio of Investments October 31, 2023†^
	Shares	Value
Affiliated Investment Companies 95.9%
Equity Funds 95.9%
IQ 500 International ETF (a)	529,632	$ 15,692,519
IQ Candriam International Equity ETF (a)	620,407	15,465,878
IQ Candriam U.S. Large Cap Equity ETF (a)	732,720	26,861,662
IQ Candriam U.S. Mid Cap Equity ETF (a)	788,229	19,698,000
IQ FTSE International Equity Currency Neutral ETF	349,015	7,866,798
IQ U.S. Large Cap ETF (a)	841,689	26,542,747
IQ U.S. Small Cap ETF (a)	650,831	19,192,876
IQ Winslow Large Cap Growth ETF (a)	98,661	3,023,230
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)	2,291,100	19,293,121
MainStay Epoch Capital Growth Fund Class I	116,916	1,407,693
MainStay Epoch International Choice Fund Class I (a)	362,836	12,766,908
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	1,450,590	26,821,852
MainStay Fiera SMID Growth Fund Class R6 (a)	807,645	11,408,627
MainStay PineStone International Equity Fund Class R6 (a)	941,040	12,787,321
MainStay PineStone U.S. Equity Fund Class R6 (a)	500,821	7,798,679
MainStay S&P 500 Index Fund Class I	126,673	6,264,278
MainStay Winslow Large Cap Growth Fund Class R6	2,802,172	28,020,035
MainStay WMC Enduring Capital Fund Class R6 (a)	840,474	25,298,363
	Shares	Value

Equity Funds (continued)
MainStay WMC Growth Fund Class R6 (a)	819,443	$ 29,550,346
MainStay WMC International Research Equity Fund Class I (a)	1,953,031	12,835,905
MainStay WMC Small Companies Fund Class I (a)	1,022,233	19,173,518
MainStay WMC Value Fund Class R6 (a)	903,996	25,333,220
Total Affiliated Investment Companies (Cost $345,261,240)		373,103,576
Short-Term Investment 3.8%
Affiliated Investment Company 3.8%
MainStay U.S. Government Liquidity Fund, 5.275% (b)	14,633,575	14,633,575
Total Short-Term Investment (Cost $14,633,575)	3.8%	14,633,575
Total Investments (Cost $359,894,815)	99.7%	387,737,151
Other Assets, Less Liabilities	0.3	1,133,107
Net Assets	100.0%	$ 388,870,258

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	As of October 31, 2023, the Fund's ownership exceeds 5% of the outstanding shares of the Underlying Fund's share class.
(b)	Current yield as of October 31, 2023.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
69

Portfolio of Investments October 31, 2023†^ (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ 500 International ETF	$ 15,454	$ 1,171	$ (3,086)	$ 185	$ 1,969	$ 15,693	$ 601	$ —	530
IQ Candriam International Equity ETF	15,410	1,135	(2,818)	(327)	2,066	15,466	487	—	620
IQ Candriam U.S. Large Cap Equity ETF	31,827	1,665	(10,735)	1,805	2,299	26,861	450	—	733
IQ Candriam U.S. Mid Cap Equity ETF	—	21,923	—	—	(2,225)	19,698	67	—	788
IQ FTSE International Equity Currency Neutral ETF	7,751	416	(1,110)	61	749	7,867	181	147	349
IQ U.S. Large Cap ETF	29,891	794	(4,613)	(187)	658	26,543	499	—	842
IQ U.S. Small Cap ETF	28,988	3,766	(11,508)	(664)	(1,389)	19,193	411	—	651
IQ Winslow Large Cap Growth ETF	1,389	1,163	—	—	471	3,023	1	—	99
MainStay Candriam Emerging Markets Equity Fund Class R6	18,022	2,122	(1,122)	(420)	691	19,293	219	—	2,291
MainStay Epoch Capital Growth Fund Class I	1,366	25	(182)	(27)	226	1,408	6	14	117
MainStay Epoch International Choice Fund Class I	12,913	983	(2,744)	406	1,209	12,767	173	—	363
MainStay Epoch U.S. Equity Yield Fund Class R6	30,622	3,104	(6,269)	172	(807)	26,822	728	455	1,451
MainStay Fiera SMID Growth Fund Class R6	—	12,421	—	—	(1,012)	11,409	—	—	808
MainStay MacKay International Equity Fund Class R6	12,410	1,343	(14,087)	(1,133)	1,467	—	121	—	—
MainStay PineStone International Equity Fund Class R6 (a)	—	13,671	—	—	(884)	12,787	—	—	941
MainStay PineStone U.S. Equity Fund Class R6	—	8,167	—	—	(368)	7,799	—	—	501
MainStay S&P 500 Index Fund Class I	5,864	694	(324)	13	17	6,264	82	467	127
MainStay U.S. Government Liquidity Fund	14,588	43,480	(43,435)	—	—	14,633	664	—	14,634
MainStay Winslow Large Cap Growth Fund Class R6	30,182	3,533	(8,150)	(253)	2,708	28,020	70	3,372	2,802
MainStay WMC Enduring Capital Fund Class R6	29,202	1,836	(5,886)	(642)	788	25,298	172	1,063	840
MainStay WMC Growth Fund Class R6	31,218	2,638	(9,502)	(4,140)	9,336	29,550	—	—	819
MainStay WMC International Research Equity Fund Class I	12,657	1,100	(2,250)	(194)	1,523	12,836	271	—	1,953
MainStay WMC Small Companies Fund Class I	29,059	5,077	(11,012)	(2,585)	(1,365)	19,174	635	—	1,022
MainStay WMC Value Fund Class R6	30,075	2,842	(5,632)	(121)	(1,831)	25,333	504	1,142	904
	$ 388,888	$135,069	$(144,465)	$(8,051)	$ 16,296	$ 387,737	$6,342	$6,660

(a)	As of September 8, 2023, the Fund exchanged in a nontaxable transfer of all shares of the MainStay MacKay International Equity Fund Class R6 into the newly launched MainStay PineStone International Equity Fund Class R6.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
70	MainStay Equity Allocation Fund

Swap Contracts
Open OTC total return equity swap contracts as of October 31, 2023 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Citi Leveraged Loan Basket	1 day FEDF minus 0.20%	12/4/23	Daily	(3,948)	$ —
Citibank NA	Citi Zombie Company Basket	1 day FEDF minus 0.50%	12/4/23	Daily	(3,646)	—
JPMorgan Chase Bank NA	Global X Uranium ETF	1 day FEDF plus 0.50%	10/8/24- 10/15/24	Daily	4,225	—
Citibank NA	Invesco S&P 500 Low Volatility ETF	1 day FEDF plus 0.45%	12/4/23	Daily	3,724	—
Citibank NA	iShares MSCI EAFE ETF	1 day FEDF minus 1.25%	12/4/23	Daily	(9,682)	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 day FEDF minus 0.54%	12/4/23	Daily	(1,802)	—
JPMorgan Chase Bank NA	iShares MSCI Japan ETF	1 day FEDF plus 0.15%	4/24/24- 5/7/24	Daily	11,830	—
JPMorgan Chase Bank NA	J.P. Morgan IDEX Pure Size Short	1 day FEDF plus 0.02%	6/20/24	Daily	(2,941)	—
JPMorgan Chase Bank NA	Materials Select Sector SPDR Fund	1 day FEDF plus 0.18%	2/5/24	Daily	3,906	—
Citibank NA	Russell 1000 Growth Total Return Index	1 day FEDF minus 0.20%	12/4/23	Daily	(5,807)	—
JPMorgan Chase Bank NA	Russell 2000 Total Return Index	1 day FEDF minus 0.15% - plus 0.02%	4/9/24- 5/7/24	Daily	(16,028)	—
JPMorgan Chase Bank NA	S&P 500 Equal Weight	1 day FEDF plus 0.30% - 0.51%	5/7/24	Daily	17,171	—
Citibank NA	S&P 500 Financials Index	1 day FEDF plus 0.10%	12/4/23	Daily	(1,024)	—
Citibank NA	S&P 500 Health Care Sector	1 day FEDF plus 0.45%	12/4/23	Daily	3,805	—
Citibank NA	S&P 500 Industrial Sector	1 day FEDF plus 0.10%	12/4/23	Daily	(1,029)	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.05%	12/4/23	Daily	(12,854)	—
Citibank NA	S&P 500 Utilities Total Return	1 day FEDF plus 0.50%	12/4/23	Daily	4,091	—
Citibank NA	S&P 600 Total Return	1 day FEDF plus 0.40%	12/4/23	Daily	19,010	—
Citibank NA	S&P Midcap 400 Total Return Index	1 day FEDF plus 0.31%	12/4/23	Daily	10,560	—
Citibank NA	Vanguard FTSE Europe ETF	1 day FEDF minus 5.00%	12/4/23	Daily	(3,923)	—
						$ —
The following table represents the basket holdings underlying the total return swap with Citi Leveraged Loan Basket as of October 31, 2023.
Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
AerCap Holdings NV	(1,921)	(185,798)	—	4.71
Apollo Commercial Real Estate Finance, Inc.	(361)	(34,890)	—	0.88
Atlantica Sustainable Infrastructure plc	(227)	(21,952)	—	0.56
Brandywine Realty Trust	(326)	(31,540)	—	0.80
Carnival Corp.	(4,819)	(466,038)	—	11.80
Chart Industries, Inc.	(1,852)	(179,137)	—	4.54
Coherent Corp.	(771)	(74,517)	—	1.89
CommScope Holding Co, Inc.	(71)	(6,906)	—	0.17
Crane NXT Co	(1,424)	(137,700)	—	3.49
Cushman & Wakefield plc	(362)	(35,005)	—	0.89
Delta Air Lines, Inc.	(3,834)	(370,783)	—	9.39
Designer Brands, Inc.	(401)	(38,736)	—	0.98
DigitalBridge Group, Inc.	(631)	(61,030)	—	1.55
Elanco Animal Health, Inc.	(1,577)	(152,516)	—	3.86
Entegris, Inc.	(2,506)	(242,371)	—	6.14
Fidelity National Information Services, Inc.	(3,774)	(364,901)	—	9.24
Hanesbrands, Inc.	(1,022)	(98,854)	—	2.50
JetBlue Airways Corp.	(539)	(52,141)	—	1.32
Lumen Technologies, Inc.	(1,110)	(107,348)	—	2.72
MKS Instruments, Inc.	(739)	(71,483)	—	1.81
Oatly Group AB	(45)	(4,326)	—	0.11
Opendoor Technologies, Inc.	(768)	(74,246)	—	1.88
Par Pacific Holdings, Inc.	(587)	(56,763)	—	1.44
PureCycle Technologies, Inc.	(232)	(22,475)	—	0.57
Scorpio Tankers, Inc.	(1,332)	(128,801)	—	3.26
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
71

Portfolio of Investments October 31, 2023†^ (continued)
Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
Topgolf Callaway Brands Corp.	(389)	(37,589)	—	0.95
Uber Technologies, Inc.	(5,872)	(567,829)	—	14.38
United Airlines Holdings, Inc.	(3,335)	(322,524)	—	8.17

1.	As of October 31, 2023, cash in the amount $800,000 was pledged to brokers for OTC swap contracts.
2.	Fund pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of October 31, 2023.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 373,103,576	$ —	$ —	$ 373,103,576
Short-Term Investment
Affiliated Investment Company	14,633,575	—	—	14,633,575
Total Investments in Securities	$ 387,737,151	$ —	$ —	$ 387,737,151

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
72	MainStay Equity Allocation Fund

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in affiliated investment companies, at value (identified cost $359,894,815)	$387,737,151
Cash collateral on deposit at broker for swap contracts	800,000
Receivables:
Dividends and interest on OTC swaps contracts	488,662
Fund shares sold	90,718
Interest	63,124
Manager (See Note 3)	404
Other assets	43,028
Total assets	389,223,087
Liabilities
Payables:
Fund shares redeemed	108,433
Transfer agent (See Note 3)	102,346
NYLIFE Distributors (See Note 3)	93,197
Shareholder communication	23,562
Custodian	12,376
Professional fees	10,396
Accrued expenses	2,519
Total liabilities	352,829
Net assets	$388,870,258
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 28,769
Additional paid-in-capital	369,653,160
369,681,929
Total distributable earnings (loss)	19,188,329
Net assets	$388,870,258
Class A
Net assets applicable to outstanding shares	$311,491,179
Shares of beneficial interest outstanding	23,011,653
Net asset value per share outstanding	$ 13.54
Maximum sales charge (3.00% of offering price)	0.42
Maximum offering price per share outstanding	$ 13.96
Investor Class
Net assets applicable to outstanding shares	$ 54,090,599
Shares of beneficial interest outstanding	3,999,568
Net asset value per share outstanding	$ 13.52
Maximum sales charge (2.50% of offering price)	0.35
Maximum offering price per share outstanding	$ 13.87
Class B
Net assets applicable to outstanding shares	$ 5,789,823
Shares of beneficial interest outstanding	447,356
Net asset value and offering price per share outstanding	$ 12.94
Class C
Net assets applicable to outstanding shares	$ 7,960,962
Shares of beneficial interest outstanding	613,706
Net asset value and offering price per share outstanding	$ 12.97
Class I
Net assets applicable to outstanding shares	$ 4,967,677
Shares of beneficial interest outstanding	357,799
Net asset value and offering price per share outstanding	$ 13.88
Class R3
Net assets applicable to outstanding shares	$ 1,827,635
Shares of beneficial interest outstanding	136,437
Net asset value and offering price per share outstanding	$ 13.40
SIMPLE Class
Net assets applicable to outstanding shares	$ 2,742,383
Shares of beneficial interest outstanding	202,928
Net asset value and offering price per share outstanding	$ 13.51

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
73

Statement of Operations for the year ended October 31, 2023
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 6,341,575
Expenses
Distribution/Service—Class A (See Note 3)	804,646
Distribution/Service—Investor Class (See Note 3)	148,516
Distribution/Service—Class B (See Note 3)	84,434
Distribution/Service—Class C (See Note 3)	97,755
Distribution/Service—Class R3 (See Note 3)	9,841
Distribution/Service—SIMPLE Class (See Note 3)	10,792
Transfer agent (See Note 3)	556,957
Registration	109,059
Professional fees	73,778
Custodian	35,289
Shareholder communication	24,767
Trustees	10,463
Shareholder service (See Note 3)	1,968
Miscellaneous	8,985
Total expenses before waiver/reimbursement	1,977,250
Expense waiver/reimbursement from Manager (See Note 3)	(132,318)
Reimbursement from prior custodian(a)	(812)
Net expenses	1,844,120
Net investment income (loss)	4,497,455
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	(8,050,561)
Realized capital gain distributions from affiliated investment companies	6,660,277
Swap transactions	(5,101,478)
Net realized gain (loss)	(6,491,762)
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	16,295,583
Net realized and unrealized gain (loss)	9,803,821
Net increase (decrease) in net assets resulting from operations	$14,301,276

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
74	MainStay Equity Allocation Fund

Statements of Changes in Net Assets
for the years ended October 31, 2023 and October 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 4,497,455	$ 3,525,120
Net realized gain (loss)	(6,491,762)	46,649,617
Net change in unrealized appreciation (depreciation)	16,295,583	(135,519,813)
Net increase (decrease) in net assets resulting from operations	14,301,276	(85,345,076)
Distributions to shareholders:
Class A	(30,476,962)	(42,722,083)
Investor Class	(5,716,602)	(7,837,705)
Class B	(890,193)	(1,882,929)
Class C	(968,429)	(1,657,436)
Class I	(534,380)	(777,037)
Class R3	(192,570)	(237,105)
SIMPLE Class	(153,058)	(69,622)
Total distributions to shareholders	(38,932,194)	(55,183,917)
Capital share transactions:
Net proceeds from sales of shares	34,925,137	39,138,627
Net asset value of shares issued to shareholders in reinvestment of distributions	38,698,435	54,836,059
Cost of shares redeemed	(51,020,915)	(52,534,541)
Increase (decrease) in net assets derived from capital share transactions	22,602,657	41,440,145
Net increase (decrease) in net assets	(2,028,261)	(99,088,848)
Net Assets
Beginning of year	390,898,519	489,987,367
End of year	$388,870,258	$ 390,898,519
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
75

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 14.50	$ 19.80	$ 14.86	$ 15.10	$ 15.60
Net investment income (loss) (a)	0.16	0.14	0.11	0.19	0.15
Net realized and unrealized gain (loss)	0.34	(3.19)	5.64	0.38	0.93
Total from investment operations	0.50	(3.05)	5.75	0.57	1.08
Less distributions:
From net investment income	(0.18)	(0.86)	(0.08)	(0.28)	(0.18)
From net realized gain on investments	(1.28)	(1.39)	(0.73)	(0.53)	(1.40)
Total distributions	(1.46)	(2.25)	(0.81)	(0.81)	(1.58)
Net asset value at end of year	$ 13.54	$ 14.50	$ 19.80	$ 14.86	$ 15.10
Total investment return (b)	3.60%	(17.56)%	39.73%	3.70%	8.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.16%	0.89%	0.60%	1.29%	1.06%
Net expenses (c)	0.39%	0.37%	0.38%	0.41%	0.43%
Portfolio turnover rate	23%	17%	27%	36%	35%
Net assets at end of year (in 000’s)	$ 311,491	$ 302,559	$ 372,926	$ 258,743	$ 248,068

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 14.48	$ 19.78	$ 14.84	$ 15.08	$ 15.58
Net investment income (loss) (a)	0.14	0.12	0.09	0.17	0.13
Net realized and unrealized gain (loss)	0.33	(3.20)	5.62	0.38	0.93
Total from investment operations	0.47	(3.08)	5.71	0.55	1.06
Less distributions:
From net investment income	(0.15)	(0.83)	(0.04)	(0.26)	(0.16)
From net realized gain on investments	(1.28)	(1.39)	(0.73)	(0.53)	(1.40)
Total distributions	(1.43)	(2.22)	(0.77)	(0.79)	(1.56)
Net asset value at end of year	$ 13.52	$ 14.48	$ 19.78	$ 14.84	$ 15.08
Total investment return (b)	3.41%	(17.72)%	39.50%	3.55%	8.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.02%	0.73%	0.48%	1.18%	0.89%
Net expenses (c)	0.55%	0.55%	0.55%	0.55%	0.55%
Expenses (before waiver/reimbursement) (c)	0.72%	0.63%	0.71%	0.72%	0.72%
Portfolio turnover rate	23%	17%	27%	36%	35%
Net assets at end of year (in 000's)	$ 54,091	$ 58,318	$ 73,138	$ 73,492	$ 75,913

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
76	MainStay Equity Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 13.90	$ 19.07	$ 14.40	$ 14.64	$ 15.13
Net investment income (loss) (a)	0.05	0.00‡	(0.03)	0.08	0.04
Net realized and unrealized gain (loss)	0.30	(3.09)	5.43	0.34	0.89
Total from investment operations	0.35	(3.09)	5.40	0.42	0.93
Less distributions:
From net investment income	(0.03)	(0.69)	—	(0.13)	(0.02)
From net realized gain on investments	(1.28)	(1.39)	(0.73)	(0.53)	(1.40)
Total distributions	(1.31)	(2.08)	(0.73)	(0.66)	(1.42)
Net asset value at end of year	$ 12.94	$ 13.90	$ 19.07	$ 14.40	$ 14.64
Total investment return (b)	2.65%	(18.36)%	38.44%	2.80%	7.73%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.34%	0.02%	(0.19)%	0.55%	0.28%
Net expenses (c)	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.48%	1.38%	1.46%	1.47%	1.47%
Portfolio turnover rate	23%	17%	27%	36%	35%
Net assets at end of year (in 000’s)	$ 5,790	$ 10,468	$ 18,670	$ 19,651	$ 25,905

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 13.93	$ 19.11	$ 14.42	$ 14.66	$ 15.15
Net investment income (loss) (a)	0.04	(0.00)‡	(0.04)	0.07	0.05
Net realized and unrealized gain (loss)	0.31	(3.10)	5.46	0.35	0.88
Total from investment operations	0.35	(3.10)	5.42	0.42	0.93
Less distributions:
From net investment income	(0.03)	(0.69)	—	(0.13)	(0.02)
From net realized gain on investments	(1.28)	(1.39)	(0.73)	(0.53)	(1.40)
Total distributions	(1.31)	(2.08)	(0.73)	(0.66)	(1.42)
Net asset value at end of year	$ 12.97	$ 13.93	$ 19.11	$ 14.42	$ 14.66
Total investment return (b)	2.64%	(18.37)%	38.53%	2.79%	7.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.30%	(0.00)%‡	(0.25)%	0.49%	0.33%
Net expenses (c)	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.47%	1.38%	1.46%	1.47%	1.47%
Portfolio turnover rate	23%	17%	27%	36%	35%
Net assets at end of year (in 000’s)	$ 7,961	$ 10,763	$ 16,001	$ 15,805	$ 18,411

‡	Less than one cent per share.
‡	Less than one-tenth of a percent.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
77

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 14.84	$ 20.21	$ 15.15	$ 15.37	$ 15.86
Net investment income (loss) (a)	0.21	0.19	0.16	0.24	0.21
Net realized and unrealized gain (loss)	0.32	(3.27)	5.74	0.39	0.93
Total from investment operations	0.53	(3.08)	5.90	0.63	1.14
Less distributions:
From net investment income	(0.21)	(0.90)	(0.11)	(0.32)	(0.23)
From net realized gain on investments	(1.28)	(1.39)	(0.73)	(0.53)	(1.40)
Total distributions	(1.49)	(2.29)	(0.84)	(0.85)	(1.63)
Net asset value at end of year	$ 13.88	$ 14.84	$ 20.21	$ 15.15	$ 15.37
Total investment return (b)	3.80%	(17.35)%	40.05%	4.02%	8.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.43%	1.16%	0.86%	1.60%	1.40%
Net expenses (c)	0.14%	0.12%	0.13%	0.16%	0.16%
Portfolio turnover rate	23%	17%	27%	36%	35%
Net assets at end of year (in 000’s)	$ 4,968	$ 5,463	$ 6,649	$ 4,727	$ 4,894

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R3	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 14.35	$ 19.63	$ 14.74	$ 15.00	$ 15.51
Net investment income (loss) (a)	0.12	0.08	0.04	0.11	0.06
Net realized and unrealized gain (loss)	0.33	(3.18)	5.61	0.40	0.97
Total from investment operations	0.45	(3.10)	5.65	0.51	1.03
Less distributions:
From net investment income	(0.12)	(0.79)	(0.03)	(0.24)	(0.14)
From net realized gain on investments	(1.28)	(1.39)	(0.73)	(0.53)	(1.40)
Total distributions	(1.40)	(2.18)	(0.76)	(0.77)	(1.54)
Net asset value at end of year	$ 13.40	$ 14.35	$ 19.63	$ 14.74	$ 15.00
Total investment return (b)	3.30%	(17.91)%	39.29%	3.30%	8.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.85%	0.52%	0.23%	0.78%	0.40%
Net expenses (c)	0.74%	0.72%	0.73%	0.76%	0.77%
Portfolio turnover rate	23%	17%	27%	36%	35%
Net assets at end of year (in 000’s)	$ 1,828	$ 1,945	$ 2,140	$ 1,375	$ 1,060

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
78	MainStay Equity Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,			August 31, 2020^ through October 31,
SIMPLE Class	2023	2022	2021	2020
Net asset value at beginning of period	$ 14.46	$ 19.75	$ 14.84	$ 15.70*
Net investment income (loss) (a)	0.09	0.05	(0.01)	(0.01)
Net realized and unrealized gain (loss)	0.35	(3.17)	5.68	(0.85)
Total from investment operations	0.44	(3.12)	5.67	(0.86)
Less distributions:
From net investment income	(0.11)	(0.78)	(0.03)	—
From net realized gain on investments	(1.28)	(1.39)	(0.73)	—
Total distributions	(1.39)	(2.17)	(0.76)	—
Net asset value at end of period	$ 13.51	$ 14.46	$ 19.75	$ 14.84
Total investment return (b)	3.19%	(17.91)%	39.15%	(5.48)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.62%	0.30%	(0.07)%	(0.27)%††
Net expenses (c)	0.79%	0.80%	0.80%	0.80%††
Expenses (before waiver/reimbursement) (c)	0.79%	0.88%	0.96%	0.97%††
Portfolio turnover rate	23%	17%	27%	36%
Net assets at end of period (in 000’s)	$ 2,742	$ 1,383	$ 463	$ 24

^	Inception date.
*	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
79

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund"). These financial statements and notes relate to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Growth Allocation Fund (formerly known as MainStay Moderate Growth Allocation Fund) and MainStay Equity Allocation Fund (formerly known as MainStay Growth Allocation Fund) (collectively referred to as the "Allocation Funds" and each individually referred to as an "Allocation Fund"). Each is a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists each Allocation Fund's share classes that have been registered and commenced operations:
Fund	Share Classes Commenced Operations
MainStay Conservative Allocation Fund	Class A, Investor Class, Class B, Class C, Class I, Class R2*, Class R3* and SIMPLE Class
MainStay Moderate Allocation Fund	Class A, Investor Class, Class B, Class C, Class I, Class R2*, Class R3* and SIMPLE Class
MainStay Growth Allocation Fund	Class A, Investor Class, Class B, Class C, Class I, Class R2*, Class R3* and SIMPLE Class
MainStay Equity Allocation Fund	Class A, Investor Class, Class B, Class C, Class I, Class R3** and SIMPLE Class
* As of October 31, 2023, Class R2 and Class R3 shares are closed to new investors and, upon the close of business on December 29, 2023, Class R2 and Class R3 shares are closed to additional investments by existing shareholders. Additionally, Class R2 and Class R3 shares will be liquidated on or about February 28, 2024 (the "Liquidation Date"). It is expected that the Fund will distribute to remaining shareholders invested in Class R2 or Class R3 shares, on or promptly after the Liquidation Date, a liquidating distribution in cash or cash equivalents equal to the net asset value of such shares.
** As of October 31, 2023, Class R3 shares are closed to new investors and, upon the close of business on December 29, 2023, Class R3 shares are closed to additional investments by existing shareholders. Additionally, Class R3 shares will be liquidated on or about February 28, 2024 (the "Liquidation Date"). It is expected that the Fund will distribute to remaining shareholders invested in Class R3 shares, on or promptly after the Liquidation Date, a liquidating distribution in cash or cash equivalents equal to the net asset value of such shares.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R2, Class R3 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of an Allocation Fund may be converted to one or more other share classes of the Allocation Funds as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
At a meeting held on September 25-26, 2023, the Board of Trustees (the “Board”) of the Trust, after careful consideration of a number of factors and upon the recommendation of the Funds' investment adviser, New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), approved a proposal to liquidate Class R3 shares of

80	MainStay Asset Allocation Funds

MainStay Equity Allocation Fund and Class R2 and Class R3 shares of MainStay Conservative Allocation Fund, MainStay Growth Allocation Fund and MainStay Moderate Allocation Fund on or about February 28, 2024, pursuant to the terms of a plan of liquidation.
The investment objective for each of the Allocation Funds is as follows:
The MainStay Conservative Allocation Fund seeks current income and, secondarily, long-term growth of capital.
The MainStay Moderate Allocation Fund seeks long-term growth of capital and, secondarily, current income.
The MainStay Growth Allocation Fund seeks long-term growth of capital and, secondarily, current income.
The MainStay Equity Allocation Fund seeks long-term growth of capital.
The Allocation Funds are "funds-of-funds" that seek to achieve their investment objectives by investing in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments (“Manager”) or its affiliates (the “Underlying Funds”). The MainStay Equity Allocation Fund invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in Underlying Equity Funds.
Note 2–Significant Accounting Policies
The Allocation Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Allocation Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Allocation Funds are open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated New York Life Investments as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in each Allocation Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Allocation Funds' and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Allocation Fund investments. The Valuation Designee may value the Allocation Funds' portfolio securities for which market quotations are not readily available and other Allocation Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that each Allocation Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Allocation Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of each Allocation Fund. Unobservable inputs reflect each Allocation Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
81

Notes to Financial Statements (continued)
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including each Allocation Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of each Allocation Fund’s assets and liabilities as of October 31, 2023, is included at the end of each Allocation Fund’s Portfolio of Investments.
Exchange-traded funds  (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.
Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Allocation Funds will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  Each Allocation Fund is treated as a separate entity for federal income tax purposes. The Allocation Funds' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Allocation Fund within the allowable time limits.
The Manager evaluates each Allocation Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Allocation Funds' tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Allocation Funds' financial statements. The Allocation Funds' federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The MainStay Moderate Allocation Fund, MainStay Growth Allocation Fund and MainStay Equity Allocation Fund each intend to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. The MainStay Conservative Allocation Fund intends to declare and dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the respective Allocation Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Allocation Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Funds from the Underlying Funds are recorded on the ex-dividend date.

82	MainStay Asset Allocation Funds

Investment income and realized and unrealized gains and losses on investments of the Allocation Funds are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Funds, including those of related parties to the Allocation Funds, are shown in the Statement of Operations.
Additionally, the Allocation Funds may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Swap Contracts. The Allocation Funds may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Allocation Funds will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Allocation Funds receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Allocation Funds' current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Allocation Funds typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Allocation Funds' exposure to the credit risk of its original counterparty. The Allocation Funds will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Allocation Funds would be required to post in an uncleared transaction. As of October 31, 2023, the Fund did not hold any swap positions.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Allocation Funds bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Allocation Funds may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, leverage, liquidity, operational, counterparty and legal/documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions, among other risks.
Equity Swaps (Total Return Swaps). Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Allocation Funds enters into a “long” equity swap, the counterparty may agree to pay the Allocation Funds the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Allocation Funds will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain
83

Notes to Financial Statements (continued)
instances, commissions or trading spreads on the notional amounts. Therefore, the Allocation Funds' return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Allocation Funds on the notional amount. Alternatively, when the Allocation Funds enters into a “short” equity swap, the counterparty will generally agree to pay the Allocation Funds the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Allocation Funds sold a particular referenced security or securities short, less the dividend expense that the Allocation Funds would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Allocation Funds will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.
Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Allocation Funds is contractually obligated to make. If the other party to an equity swap defaults, the Allocation Funds' risk of loss consists of the net amount of payments that the Allocation Funds is contractually entitled to receive, if any. The Allocation Funds will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Allocation Funds' current obligations. The Allocation Funds and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Allocation Funds' borrowing restrictions.
Equity swaps are derivatives and their value can be very volatile. The Allocation Funds may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or the Subadvisor do not accurately analyze and predict future market trends, the values or assets or economic factors, the Allocation Funds may suffer a loss, which may be substantial. As of October 31, 2023, open swap agreements are shown in the Portfolio of Investments.
(H) LIBOR Replacement Risk. The Allocation Funds may invest in certain debt securities, derivatives or other financial instruments that have relied or continue to rely on the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority ("FCA"), which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. In connection with supervisory guidance from U.S. regulators, certain U.S. regulated entities have generally ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on Secured Overnight Financing Rate ("SOFR") (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Certain of the Allocation Funds' investments may involve individual tough legacy contracts which may be subject to the Adjustable Interest Rate (LIBOR) Act or synthetic LIBOR and no assurances can be given that these measures will have had the intended effects. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Allocation Funds.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Allocation Funds' performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Allocation Funds' performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. Any such effects of the transition process, including unforeseen effects, could result in losses to the Allocation Funds.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Allocation Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Allocation Funds' maximum exposure under these arrangements is unknown, as

84	MainStay Asset Allocation Funds

this would involve future claims that may be made against the Allocation Funds that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Funds.
(J) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Allocation Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Allocation Funds' financial positions, performance and cash flows.
The Allocation Funds entered into total return swap contracts to seek to enhance returns or reduce the risk of loss by hedging certain of the Allocation Funds' holdings. These derivatives are not accounted for as hedging instruments.
MainStay Conservative Allocation Fund
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2023:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Transactions	$(8,222,111)	$(8,222,111)
Total Net Realized Gain (Loss)	$(8,222,111)	$(8,222,111)

Average Notional Amount	Total
Swap Contracts Long	$ 72,046,294
Swap Contracts Short	$(51,902,947)
MainStay Moderate Allocation Fund
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2023:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Transactions	$(15,171,783)	$(15,171,783)
Total Net Realized Gain (Loss)	$(15,171,783)	$(15,171,783)

Average Notional Amount	Total
Swap Contracts Long	$134,486,279
Swap Contracts Short	$ (96,470,083)
MainStay Growth Allocation Fund
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2023:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Transactions	$(15,924,167)	$(15,924,167)
Total Net Realized Gain (Loss)	$(15,924,167)	$(15,924,167)

Average Notional Amount	Total
Swap Contracts Long	$138,520,198
Swap Contracts Short	$ (99,753,429)
MainStay Equity Allocation Fund
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2023:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Transactions	$(5,101,478)	$(5,101,478)
Total Net Realized Gain (Loss)	$(5,101,478)	$(5,101,478)

Average Notional Amount	Total
Swap Contracts Long	$ 64,115,139
Swap Contracts Short	$(52,405,544)
Note 3–Fees and Related Party Transactions
(A) Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Allocation Funds' Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Funds. Except for the portion of salaries and expenses that are the responsibility of the Allocation Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Funds and certain operational expenses of the Allocation Funds. The Allocation Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Allocation Funds.
The Allocation Funds do not pay any fees to the Manager in return for the services performed under the Management Agreement. The Allocation Funds do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Portfolios/Funds in which the Allocation Funds invest.
85

Notes to Financial Statements (continued)
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets for each class:
Fund	Class A	Investor Class	Class B	Class C	Class I	Class R2	Class R3	SIMPLE Class
MainStay Conservative Allocation Fund	0.50%	0.55%	1.30%	1.30%	0.25%	0.60%	0.85%	0.80%
MainStay Moderate Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.60	0.85	0.80
MainStay Growth Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.60	0.85	0.80
MainStay Equity Allocation Fund	0.50	0.55	1.30	1.30	0.25	N/A	0.85	0.80

This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2023, New York Life Investments waived its fees and/or reimbursed expenses of the Allocation Funds as follows:
Fund	Total
MainStay Conservative Allocation Fund	$ 67,060
MainStay Moderate Allocation Fund	158,001
MainStay Growth Allocation Fund	184,110
MainStay Equity Allocation Fund	132,318
JPMorgan provides sub-administration and sub-accounting services to the Allocation Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Funds' administrative operations. For providing these services to the Allocation Funds, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Allocation Funds. The Allocation Funds will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Allocation Funds.
(B) Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Allocation Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Allocation Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the
Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Allocation Funds' shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the year ended October 31, 2023, shareholder service fees incurred by the Fund were as follows:
MainStay Conservative Allocation Fund
Class R2	$ 152
Class R3	2,479

MainStay Moderate Allocation Fund
Class R2	$ 164
Class R3	1,770

MainStay Growth Allocation Fund
Class R2	$ 71
Class R3	1,034

86	MainStay Asset Allocation Funds

MainStay Equity Allocation Fund
Class R3	$1,968
(C) Sales Charges.  The Allocation Funds were advised by the Distributor that the amount of initial sales charges retained on sales of each class of shares during the year ended October 31, 2023, was as follows:
MainStay Conservative Allocation Fund
Class A	$ 23,888
Investor Class	7,421

MainStay Moderate Allocation Fund
Class A	$ 57,835
Investor Class	24,614

MainStay Growth Allocation Fund
Class A	$ 69,583
Investor Class	25,011

MainStay Equity Allocation Fund
Class A	$ 38,762
Investor Class	14,794
The Allocation Funds were also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the year ended October 31, 2023, as follows:
MainStay Conservative Allocation Fund
Class A	$ 15,281
Class B	34
Class C	878

MainStay Moderate Allocation Fund
Class A	$ 7,353
Investor Class	32
Class B	95
Class C	1,918

MainStay Growth Allocation Fund
Class A	$ 3,719
Investor Class	63
Class B	77
Class C	1,544

MainStay Equity Allocation Fund
Class A	$ 2,790
Class B	112
Class C	677
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.   NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Allocation Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor and Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2023, transfer agent expenses incurred by the Allocation Funds and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
MainStay Conservative Allocation Fund	Expense	Waived
Class A	$ 200,430	$ —
Investor Class	122,050	—
Class B	16,719	—
Class C	57,197	—
Class I	4,715	—
Class R2	91	—
Class R3	1,487	—
SIMPLE Class	2,922	—

MainStay Moderate Allocation Fund	Expense	Waived
Class A	$ 361,697	$ —
Investor Class	338,279	—
Class B	47,479	—
Class C	69,986	—
Class I	4,770	—
Class R2	95	—
Class R3	1,022	—
SIMPLE Class	9,210	—

87

Notes to Financial Statements (continued)
MainStay Growth Allocation Fund	Expense	Waived
Class A	$ 408,724	$ —
Investor Class	402,418	—
Class B	55,112	—
Class C	73,660	—
Class I	5,969	—
Class R2	46	—
Class R3	670	—
SIMPLE Class	6,560	—

MainStay Equity Allocation Fund	Expense	Waived
Class A	$ 231,230	$ —
Investor Class	240,795	—
Class B	34,813	—
Class C	39,918	—
Class I	4,000	—
Class R3	1,417	—
SIMPLE Class	4,784	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2023, New York Life and its affiliates beneficially held shares of the Allocation Funds with the values and percentages of net assets as follows:
MainStay Conservative Allocation Fund
SIMPLE Class	$24,393	1.2%

MainStay Moderate Allocation Fund
SIMPLE Class	$25,672	0.4%

MainStay Growth Allocation Fund
SIMPLE Class	$27,180	0.6%

MainStay Equity Allocation Fund
SIMPLE Class	$27,853	1.0%
Note 4-Federal Income Tax
As of October 31, 2023, the cost and unrealized appreciation (depreciation) of each Allocation Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
MainStay Conservative Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$386,777,953	$12,266,375	$(30,511,775)	$(18,245,400)

MainStay Moderate Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$712,000,010	$39,811,844	$(39,437,406)	$374,438

MainStay Growth Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$692,710,725	$52,239,980	$(14,596,562)	$37,643,418

MainStay Equity Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$365,175,698	$35,025,208	$(13,644,040)	$21,381,168

88	MainStay Asset Allocation Funds

As of October 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Fund	Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
MainStay Conservative Allocation Fund	$ —	$(1,838,248)	$—	$(16,726,627)	$(18,564,875)
MainStay Moderate Allocation Fund	—	(2,495,745)	—	2,870,183	374,438
MainStay Growth Allocation Fund	1,172,925	(2,872,537)	—	40,515,955	38,816,343
MainStay Equity Allocation Fund	—	(3,374,805)	—	22,563,134	19,188,329
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale and straddle loss deferral adjustments.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2023 were not affected.
Fund	Total Distributable Earnings (Loss)	Additional Paid-In Capital
MainStay Conservative Allocation Fund	$ —	$ —
MainStay Moderate Allocation Fund	3,111,632	(3,111,632)
MainStay Growth Allocation Fund	—	—
MainStay Equity Allocation Fund	2,965,073	(2,965,073)
The reclassifications for the Funds are primarily due to distribution in excess of income.
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $319,475, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of MainStay Conservative Allocation Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$—	$319
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $2,192,839, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of MainStay Equity Allocation Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$14	$2,179

During the years ended October 31, 2023 and October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023				2022
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total	Ordinary Income	Long-Term Capital Gains	Total
MainStay Conservative Allocation Fund	$ 4,038,761	$ 6,969,769	$6,469,787	$17,478,317	$19,955,173	$18,576,345	$38,531,518
MainStay Moderate Allocation Fund	10,715,476	28,954,715	—	39,670,191	35,112,571	42,920,940	78,033,511
MainStay Growth Allocation Fund	9,642,885	42,606,280	—	52,249,165	34,790,239	57,066,545	91,856,784
MainStay Equity Allocation Fund	7,684,587	31,247,607	—	38,932,194	24,711,549	30,472,368	55,183,917

Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Allocation Funds. Custodial fees are charged to each Allocation Fund based on each Allocation Fund's net assets and/or the market value of securities held by each Allocation Fund and the number of certain transactions incurred by each Allocation Fund.
Note 6–Line of Credit
The Allocation Funds and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

89

Notes to Financial Statements (continued)
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Allocation Funds and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Allocation Funds, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2023, there were no borrowings made or outstanding with respect to the Allocation Funds under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Allocation Funds, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Allocation Funds and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2023, there were no interfund loans made or outstanding with respect to the Allocation Funds.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2023, purchases and sales of securities were as follows:
Fund	Purchases	Sales
MainStay Conservative Allocation Fund	$ 69,860	$102,173
MainStay Moderate Allocation Fund	155,394	183,179
MainStay Growth Allocation Fund	185,370	214,086
MainStay Equity Allocation Fund	91,591	101,032
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2023 and October 31, 2022, were as follows:
MainStay Conservative Allocation Fund
Class A	Shares	Amount
Year ended October 31, 2023:
Shares sold	1,825,511	$ 20,067,573
Shares issued to shareholders in reinvestment of distributions	1,355,130	14,650,400
Shares redeemed	(5,502,780)	(60,483,372)
Net increase (decrease) in shares outstanding before conversion	(2,322,139)	(25,765,399)
Shares converted into Class A (See Note 1)	675,316	7,437,427
Shares converted from Class A (See Note 1)	(1,028)	(11,375)
Net increase (decrease)	(1,647,851)	$(18,339,347)
Year ended October 31, 2022:
Shares sold	3,241,218	$ 39,327,539
Shares issued to shareholders in reinvestment of distributions	2,539,638	31,663,367
Shares redeemed	(6,009,934)	(70,234,602)
Net increase (decrease) in shares outstanding before conversion	(229,078)	756,304
Shares converted into Class A (See Note 1)	565,960	6,874,220
Net increase (decrease)	336,882	$ 7,630,524

Investor Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	303,166	$ 3,331,191
Shares issued to shareholders in reinvestment of distributions	130,090	1,405,692
Shares redeemed	(383,584)	(4,216,738)
Net increase (decrease) in shares outstanding before conversion	49,672	520,145
Shares converted into Investor Class (See Note 1)	150,061	1,663,424
Shares converted from Investor Class (See Note 1)	(376,864)	(4,137,768)
Net increase (decrease)	(177,131)	$ (1,954,199)
Year ended October 31, 2022:
Shares sold	372,325	$ 4,417,522
Shares issued to shareholders in reinvestment of distributions	237,886	2,970,897
Shares redeemed	(405,256)	(4,754,108)
Net increase (decrease) in shares outstanding before conversion	204,955	2,634,311
Shares converted into Investor Class (See Note 1)	136,945	1,618,308
Shares converted from Investor Class (See Note 1)	(253,600)	(3,165,856)
Net increase (decrease)	88,300	$ 1,086,763

90	MainStay Asset Allocation Funds

Class B	Shares	Amount
Year ended October 31, 2023:
Shares sold	6,867	$ 74,042
Shares issued to shareholders in reinvestment of distributions	15,529	164,406
Shares redeemed	(78,848)	(851,118)
Net increase (decrease) in shares outstanding before conversion	(56,452)	(612,670)
Shares converted from Class B (See Note 1)	(186,807)	(2,026,564)
Net increase (decrease)	(243,259)	$ (2,639,234)
Year ended October 31, 2022:
Shares sold	14,547	$ 166,793
Shares issued to shareholders in reinvestment of distributions	56,288	699,015
Shares redeemed	(177,255)	(2,097,364)
Net increase (decrease) in shares outstanding before conversion	(106,420)	(1,231,556)
Shares converted from Class B (See Note 1)	(213,538)	(2,488,526)
Net increase (decrease)	(319,958)	$ (3,720,082)

Class C	Shares	Amount
Year ended October 31, 2023:
Shares sold	75,687	$ 818,520
Shares issued to shareholders in reinvestment of distributions	53,130	562,670
Shares redeemed	(386,212)	(4,156,690)
Net increase (decrease) in shares outstanding before conversion	(257,395)	(2,775,500)
Shares converted from Class C (See Note 1)	(269,755)	(2,925,144)
Net increase (decrease)	(527,150)	$ (5,700,644)
Year ended October 31, 2022:
Shares sold	129,326	$ 1,517,177
Shares issued to shareholders in reinvestment of distributions	153,626	1,904,640
Shares redeemed	(565,296)	(6,511,415)
Net increase (decrease) in shares outstanding before conversion	(282,344)	(3,089,598)
Shares converted from Class C (See Note 1)	(244,856)	(2,838,146)
Net increase (decrease)	(527,200)	$ (5,927,744)

Class I	Shares	Amount
Year ended October 31, 2023:
Shares sold	230,488	$ 2,544,900
Shares issued to shareholders in reinvestment of distributions	32,042	350,884
Shares redeemed	(159,046)	(1,769,430)
Net increase (decrease)	103,484	$ 1,126,354
Year ended October 31, 2022:
Shares sold	53,975	$ 650,165
Shares issued to shareholders in reinvestment of distributions	52,596	662,856
Shares redeemed	(167,870)	(2,011,174)
Net increase (decrease)	(61,299)	$ (698,153)

Class R2	Shares	Amount
Year ended October 31, 2023:
Shares sold	1,194	$ 13,165
Shares issued to shareholders in reinvestment of distributions	599	6,474
Shares redeemed	(92)	(997)
Net increase (decrease)	1,701	$ 18,642
Year ended October 31, 2022:
Shares sold	1,981	$ 22,863
Shares issued to shareholders in reinvestment of distributions	883	10,998
Shares redeemed	(85)	(960)
Net increase (decrease)	2,779	$ 32,901

Class R3	Shares	Amount
Year ended October 31, 2023:
Shares sold	46,586	$ 506,417
Shares issued to shareholders in reinvestment of distributions	8,920	95,982
Shares redeemed	(14,617)	(160,100)
Net increase (decrease)	40,889	$ 442,299
Year ended October 31, 2022:
Shares sold	59,563	$ 695,614
Shares issued to shareholders in reinvestment of distributions	10,741	132,994
Shares redeemed	(782)	(10,227)
Net increase (decrease)	69,522	$ 818,381

SIMPLE Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	106,697	$ 1,168,087
Shares issued to shareholders in reinvestment of distributions	6,326	68,251
Shares redeemed	(32,717)	(359,823)
Net increase (decrease)	80,306	$ 876,515
Year ended October 31, 2022:
Shares sold	105,252	$ 1,246,425
Shares issued to shareholders in reinvestment of distributions	3,382	41,449
Shares redeemed	(9,713)	(114,337)
Net increase (decrease)	98,921	$ 1,173,537
91

Notes to Financial Statements (continued)
MainStay Moderate Allocation Fund
Class A	Shares	Amount
Year ended October 31, 2023:
Shares sold	3,202,261	$ 39,321,541
Shares issued to shareholders in reinvestment of distributions	2,799,172	32,890,277
Shares redeemed	(6,828,277)	(83,781,863)
Net increase (decrease) in shares outstanding before conversion	(826,844)	(11,570,045)
Shares converted into Class A (See Note 1)	1,476,474	18,127,191
Net increase (decrease)	649,630	$ 6,557,146
Year ended October 31, 2022:
Shares sold	4,310,609	$ 58,632,973
Shares issued to shareholders in reinvestment of distributions	4,409,392	63,495,168
Shares redeemed	(6,087,255)	(80,493,181)
Net increase (decrease) in shares outstanding before conversion	2,632,746	41,634,960
Shares converted into Class A (See Note 1)	1,138,271	15,841,670
Shares converted from Class A (See Note 1)	(25,139)	(377,349)
Net increase (decrease)	3,745,878	$ 57,099,281

Investor Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	827,461	$ 10,171,397
Shares issued to shareholders in reinvestment of distributions	368,313	4,338,731
Shares redeemed	(776,785)	(9,543,046)
Net increase (decrease) in shares outstanding before conversion	418,989	4,967,082
Shares converted into Investor Class (See Note 1)	274,894	3,416,373
Shares converted from Investor Class (See Note 1)	(968,458)	(11,897,082)
Net increase (decrease)	(274,575)	$ (3,513,627)
Year ended October 31, 2022:
Shares sold	1,047,643	$ 14,035,989
Shares issued to shareholders in reinvestment of distributions	583,028	8,424,747
Shares redeemed	(762,705)	(10,139,771)
Net increase (decrease) in shares outstanding before conversion	867,966	12,320,965
Shares converted into Investor Class (See Note 1)	233,726	3,120,077
Shares converted from Investor Class (See Note 1)	(644,002)	(9,178,421)
Net increase (decrease)	457,690	$ 6,262,621

Class B	Shares	Amount
Year ended October 31, 2023:
Shares sold	3,497	$ 42,158
Shares issued to shareholders in reinvestment of distributions	51,681	603,118
Shares redeemed	(133,386)	(1,615,872)
Net increase (decrease) in shares outstanding before conversion	(78,208)	(970,596)
Shares converted from Class B (See Note 1)	(492,641)	(6,001,797)
Net increase (decrease)	(570,849)	$ (6,972,393)
Year ended October 31, 2022:
Shares sold	17,417	$ 223,363
Shares issued to shareholders in reinvestment of distributions	137,033	1,960,943
Shares redeemed	(191,411)	(2,531,471)
Net increase (decrease) in shares outstanding before conversion	(36,961)	(347,165)
Shares converted from Class B (See Note 1)	(471,190)	(6,252,362)
Net increase (decrease)	(508,151)	$ (6,599,527)

Class C	Shares	Amount
Year ended October 31, 2023:
Shares sold	125,907	$ 1,523,284
Shares issued to shareholders in reinvestment of distributions	71,032	828,236
Shares redeemed	(324,580)	(3,922,879)
Net increase (decrease) in shares outstanding before conversion	(127,641)	(1,571,359)
Shares converted from Class C (See Note 1)	(298,033)	(3,640,901)
Net increase (decrease)	(425,674)	$ (5,212,260)
Year ended October 31, 2022:
Shares sold	151,925	$ 2,001,192
Shares issued to shareholders in reinvestment of distributions	160,147	2,290,108
Shares redeemed	(379,909)	(5,012,594)
Net increase (decrease) in shares outstanding before conversion	(67,837)	(721,294)
Shares converted from Class C (See Note 1)	(264,665)	(3,523,021)
Net increase (decrease)	(332,502)	$ (4,244,315)

92	MainStay Asset Allocation Funds

Class I	Shares	Amount
Year ended October 31, 2023:
Shares sold	89,272	$ 1,090,784
Shares issued to shareholders in reinvestment of distributions	39,985	473,021
Shares redeemed	(187,074)	(2,289,886)
Net increase (decrease)	(57,817)	$ (726,081)
Year ended October 31, 2022:
Shares sold	129,798	$ 1,768,839
Shares issued to shareholders in reinvestment of distributions	70,570	1,023,972
Shares redeemed	(239,452)	(3,218,447)
Net increase (decrease) in shares outstanding before conversion	(39,084)	(425,636)
Shares converted into Class I (See Note 1)	24,366	369,406
Net increase (decrease)	(14,718)	$ (56,230)

Class R2	Shares	Amount
Year ended October 31, 2023:
Shares sold	279	$ 3,452
Shares issued to shareholders in reinvestment of distributions	712	8,356
Shares redeemed	(256)	(3,139)
Net increase (decrease)	735	$ 8,669
Year ended October 31, 2022:
Shares sold	559	$ 7,338
Shares issued to shareholders in reinvestment of distributions	1,079	15,531
Shares redeemed	(186)	(2,189)
Net increase (decrease)	1,452	$ 20,680

Class R3	Shares	Amount
Year ended October 31, 2023:
Shares sold	61,228	$ 754,197
Shares issued to shareholders in reinvestment of distributions	6,808	79,853
Shares redeemed	(52,021)	(645,674)
Net increase (decrease)	16,015	$ 188,376
Year ended October 31, 2022:
Shares sold	27,980	$ 376,716
Shares issued to shareholders in reinvestment of distributions	9,668	139,128
Shares redeemed	(5,243)	(71,327)
Net increase (decrease)	32,405	$ 444,517

SIMPLE Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	331,562	$ 4,064,307
Shares issued to shareholders in reinvestment of distributions	15,225	179,502
Shares redeemed	(26,988)	(332,260)
Net increase (decrease) in shares outstanding before conversion	319,799	3,911,549
Shares converted from SIMPLE Class (See Note 1)	(311)	(3,784)
Net increase (decrease)	319,488	$ 3,907,765
Year ended October 31, 2022:
Shares sold	196,586	$ 2,591,082
Shares issued to shareholders in reinvestment of distributions	6,972	100,741
Shares redeemed	(9,826)	(131,009)
Net increase (decrease)	193,732	$ 2,560,814
MainStay Growth Allocation Fund
Class A	Shares	Amount
Year ended October 31, 2023:
Shares sold	3,011,551	$ 41,173,419
Shares issued to shareholders in reinvestment of distributions	3,252,977	42,321,240
Shares redeemed	(5,905,220)	(80,731,428)
Net increase (decrease) in shares outstanding before conversion	359,308	2,763,231
Shares converted into Class A (See Note 1)	1,417,769	19,378,397
Shares converted from Class A (See Note 1)	(9,590)	(134,191)
Net increase (decrease)	1,767,487	$ 22,007,437
Year ended October 31, 2022:
Shares sold	2,998,767	$ 45,352,741
Shares issued to shareholders in reinvestment of distributions	4,508,464	73,578,134
Shares redeemed	(5,294,349)	(79,259,848)
Net increase (decrease) in shares outstanding before conversion	2,212,882	39,671,027
Shares converted into Class A (See Note 1)	1,097,499	17,558,142
Shares converted from Class A (See Note 1)	(699)	(10,390)
Net increase (decrease)	3,309,682	$ 57,218,779

93

Notes to Financial Statements (continued)
Investor Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	734,117	$ 10,055,235
Shares issued to shareholders in reinvestment of distributions	514,529	6,714,607
Shares redeemed	(751,519)	(10,314,971)
Net increase (decrease) in shares outstanding before conversion	497,127	6,454,871
Shares converted into Investor Class (See Note 1)	254,922	3,542,500
Shares converted from Investor Class (See Note 1)	(997,180)	(13,604,376)
Net increase (decrease)	(245,131)	$ (3,607,005)
Year ended October 31, 2022:
Shares sold	853,832	$ 12,862,862
Shares issued to shareholders in reinvestment of distributions	704,025	11,517,853
Shares redeemed	(677,404)	(10,185,045)
Net increase (decrease) in shares outstanding before conversion	880,453	14,195,670
Shares converted into Investor Class (See Note 1)	226,568	3,404,061
Shares converted from Investor Class (See Note 1)	(690,453)	(11,396,445)
Net increase (decrease)	416,568	$ 6,203,286

Class B	Shares	Amount
Year ended October 31, 2023:
Shares sold	2,367	$ 31,717
Shares issued to shareholders in reinvestment of distributions	72,241	929,021
Shares redeemed	(113,744)	(1,529,107)
Net increase (decrease) in shares outstanding before conversion	(39,136)	(568,369)
Shares converted from Class B (See Note 1)	(463,828)	(6,298,856)
Net increase (decrease)	(502,964)	$ (6,867,225)
Year ended October 31, 2022:
Shares sold	4,043	$ 58,430
Shares issued to shareholders in reinvestment of distributions	163,164	2,633,473
Shares redeemed	(177,997)	(2,635,721)
Net increase (decrease) in shares outstanding before conversion	(10,790)	56,182
Shares converted from Class B (See Note 1)	(476,327)	(7,059,122)
Net increase (decrease)	(487,117)	$ (7,002,940)

Class C	Shares	Amount
Year ended October 31, 2023:
Shares sold	94,402	$ 1,271,273
Shares issued to shareholders in reinvestment of distributions	92,277	1,187,605
Shares redeemed	(336,393)	(4,514,659)
Net increase (decrease) in shares outstanding before conversion	(149,714)	(2,055,781)
Shares converted from Class C (See Note 1)	(221,194)	(3,009,905)
Net increase (decrease)	(370,908)	$ (5,065,686)
Year ended October 31, 2022:
Shares sold	125,156	$ 1,855,227
Shares issued to shareholders in reinvestment of distributions	161,426	2,607,023
Shares redeemed	(289,182)	(4,330,282)
Net increase (decrease) in shares outstanding before conversion	(2,600)	131,968
Shares converted from Class C (See Note 1)	(165,079)	(2,480,095)
Net increase (decrease)	(167,679)	$ (2,348,127)

Class I	Shares	Amount
Year ended October 31, 2023:
Shares sold	250,066	$ 3,535,573
Shares issued to shareholders in reinvestment of distributions	46,977	620,096
Shares redeemed	(198,492)	(2,738,948)
Net increase (decrease) in shares outstanding before conversion	98,551	1,416,721
Shares converted into Class I (See Note 1)	8,866	126,431
Net increase (decrease)	107,417	$ 1,543,152
Year ended October 31, 2022:
Shares sold	205,566	$ 2,969,610
Shares issued to shareholders in reinvestment of distributions	46,454	768,348
Shares redeemed	(293,545)	(4,850,249)
Net increase (decrease)	(41,525)	$ (1,112,291)

Class R1	Shares	Amount
Year ended October 31, 2022:(a)
Shares sold	217	$ 3,599
Shares issued to shareholders in reinvestment of distributions	366	6,054
Shares redeemed	(3,812)	(57,535)
Net increase (decrease)	(3,229)	$ (47,882)

94	MainStay Asset Allocation Funds

Class R2	Shares	Amount
Year ended October 31, 2023:
Shares issued to shareholders in reinvestment of distributions	415	$ 5,399
Shares redeemed	(1,451)	(19,532)
Net increase (decrease)	(1,036)	$ (14,133)
Year ended October 31, 2022:
Shares issued to shareholders in reinvestment of distributions	565	$ 9,226
Shares redeemed	(60)	(814)
Net increase (decrease)	505	$ 8,412

Class R3	Shares	Amount
Year ended October 31, 2023:
Shares sold	13,691	$ 185,219
Shares issued to shareholders in reinvestment of distributions	5,226	67,736
Shares redeemed	(22,726)	(303,999)
Net increase (decrease)	(3,809)	$ (51,044)
Year ended October 31, 2022:
Shares sold	20,556	$ 321,992
Shares issued to shareholders in reinvestment of distributions	9,438	153,374
Shares redeemed	(46,301)	(705,174)
Net increase (decrease) in shares outstanding before conversion	(16,307)	(229,808)
Shares converted from Class R3 (See Note 1)	(1,210)	(16,151)
Net increase (decrease)	(17,517)	$ (245,959)

SIMPLE Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	188,294	$ 2,578,541
Shares issued to shareholders in reinvestment of distributions	17,071	223,125
Shares redeemed	(63,741)	(867,586)
Net increase (decrease)	141,624	$ 1,934,080
Year ended October 31, 2022:
Shares sold	137,751	$ 2,062,207
Shares issued to shareholders in reinvestment of distributions	11,687	191,425
Shares redeemed	(13,003)	(197,173)
Net increase (decrease)	136,435	$ 2,056,459

(a)	Class R1 liquidated and no longer offered for sale as of April 28, 2022.
MainStay Equity Allocation Fund
Class A	Shares	Amount
Year ended October 31, 2023:
Shares sold	1,778,515	$ 25,173,338
Shares issued to shareholders in reinvestment of distributions	2,272,820	30,273,962
Shares redeemed	(2,748,476)	(38,870,329)
Net increase (decrease) in shares outstanding before conversion	1,302,859	16,576,971
Shares converted into Class A (See Note 1)	837,211	11,822,136
Shares converted from Class A (See Note 1)	(87)	(1,202)
Net increase (decrease)	2,139,983	$ 28,397,905
Year ended October 31, 2022:
Shares sold	1,692,419	$ 27,586,671
Shares issued to shareholders in reinvestment of distributions	2,377,051	42,430,363
Shares redeemed	(2,572,629)	(41,487,935)
Net increase (decrease) in shares outstanding before conversion	1,496,841	28,529,099
Shares converted into Class A (See Note 1)	540,027	9,463,094
Shares converted from Class A (See Note 1)	(34)	(569)
Net increase (decrease)	2,036,834	$ 37,991,624

Investor Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	474,160	$ 6,710,903
Shares issued to shareholders in reinvestment of distributions	428,984	5,714,066
Shares redeemed	(476,362)	(6,732,595)
Net increase (decrease) in shares outstanding before conversion	426,782	5,692,374
Shares converted into Investor Class (See Note 1)	129,559	1,864,152
Shares converted from Investor Class (See Note 1)	(583,935)	(8,226,270)
Net increase (decrease)	(27,594)	$ (669,744)
Year ended October 31, 2022:
Shares sold	502,859	$ 8,114,965
Shares issued to shareholders in reinvestment of distributions	438,877	7,833,960
Shares redeemed	(374,514)	(6,052,697)
Net increase (decrease) in shares outstanding before conversion	567,222	9,896,228
Shares converted into Investor Class (See Note 1)	108,545	1,770,436
Shares converted from Investor Class (See Note 1)	(345,839)	(6,278,887)
Net increase (decrease)	329,928	$ 5,387,777

95

Notes to Financial Statements (continued)
Class B	Shares	Amount
Year ended October 31, 2023:
Shares sold	389	$ 5,230
Shares issued to shareholders in reinvestment of distributions	69,384	890,193
Shares redeemed	(92,560)	(1,262,149)
Net increase (decrease) in shares outstanding before conversion	(22,787)	(366,726)
Shares converted from Class B (See Note 1)	(282,868)	(3,873,248)
Net increase (decrease)	(305,655)	$ (4,239,974)
Year ended October 31, 2022:
Shares sold	2,093	$ 35,116
Shares issued to shareholders in reinvestment of distributions	108,219	1,866,768
Shares redeemed	(100,442)	(1,573,542)
Net increase (decrease) in shares outstanding before conversion	9,870	328,342
Shares converted from Class B (See Note 1)	(235,669)	(3,698,337)
Net increase (decrease)	(225,799)	$ (3,369,995)

Class C	Shares	Amount
Year ended October 31, 2023:
Shares sold	50,468	$ 683,433
Shares issued to shareholders in reinvestment of distributions	75,273	968,019
Shares redeemed	(168,666)	(2,278,811)
Net increase (decrease) in shares outstanding before conversion	(42,925)	(627,359)
Shares converted from Class C (See Note 1)	(116,014)	(1,585,568)
Net increase (decrease)	(158,939)	$ (2,212,927)
Year ended October 31, 2022:
Shares sold	59,338	$ 910,154
Shares issued to shareholders in reinvestment of distributions	95,825	1,656,787
Shares redeemed	(142,326)	(2,243,135)
Net increase (decrease) in shares outstanding before conversion	12,837	323,806
Shares converted from Class C (See Note 1)	(77,670)	(1,239,389)
Net increase (decrease)	(64,833)	$ (915,583)

Class I	Shares	Amount
Year ended October 31, 2023:
Shares sold	26,561	$ 377,541
Shares issued to shareholders in reinvestment of distributions	38,925	530,552
Shares redeemed	(75,901)	(1,100,828)
Net increase (decrease)	(10,415)	$ (192,735)
Year ended October 31, 2022:
Shares sold	60,046	$ 1,056,549
Shares issued to shareholders in reinvestment of distributions	42,339	771,834
Shares redeemed	(63,110)	(1,064,905)
Net increase (decrease)	39,275	$ 763,478

Class R3	Shares	Amount
Year ended October 31, 2023:
Shares sold	20,292	$ 284,024
Shares issued to shareholders in reinvestment of distributions	12,754	168,606
Shares redeemed	(32,098)	(442,365)
Net increase (decrease)	948	$ 10,265
Year ended October 31, 2022:
Shares sold	19,970	$ 324,343
Shares issued to shareholders in reinvestment of distributions	11,666	206,725
Shares redeemed	(4,037)	(71,215)
Net increase (decrease) in shares outstanding before conversion	27,599	459,853
Shares converted from Class R3 (See Note 1)	(1,163)	(16,348)
Net increase (decrease)	26,436	$ 443,505

SIMPLE Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	119,470	$ 1,690,668
Shares issued to shareholders in reinvestment of distributions	11,472	153,037
Shares redeemed	(23,660)	(333,838)
Net increase (decrease)	107,282	$ 1,509,867
Year ended October 31, 2022:
Shares sold	70,829	$ 1,110,829
Shares issued to shareholders in reinvestment of distributions	3,896	69,622
Shares redeemed	(2,539)	(41,112)
Net increase (decrease)	72,186	$ 1,139,339

96	MainStay Asset Allocation Funds

Note 10–Other Matters
As of the date of this report, the Funds face a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Funds' investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Funds' performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Allocation Funds as of and for the year ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
97

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Funds and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Growth Allocation Fund, and MainStay Equity Allocation Fund (each a Fund and collectively, the Funds), four of the funds constituting MainStay Funds Trust, including the portfolios of investments, as of October 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 22, 2023
98	MainStay Asset Allocation Funds

Federal Income Tax Information
(Unaudited)
The Allocation Funds are required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Allocation Funds during such fiscal years.
Accordingly, the Allocation Funds paid the following as long term capital gain distributions.
MainStay Conservative Allocation Fund	$ 7,034,395
MainStay Moderate Allocation Fund	28,954,715
MainStay Growth Allocation Fund	42,606,280
MainStay Equity Allocation Fund	31,247,607
For the fiscal year ended October 31, 2023, the Allocation Funds designated approximately the following amounts under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
QDI$
MainStay Conservative Allocation Fund	$5,339,065
MainStay Moderate Allocation Fund	7,461,682
MainStay Growth Allocation Fund	4,433,988
MainStay Equity Allocation Fund	4,603,642
The dividends paid by the following Allocation Funds during the fiscal year ended October 31, 2023 which are not designated as capital gain distributions should be multiplied by the following percentages to arrive at the amount eligible for the corporate dividend received deduction.
DRD%
MainStay Conservative Allocation Fund	30.72%
MainStay Moderate Allocation Fund	63.25%
MainStay Growth Allocation Fund	34.64%
MainStay Equity Allocation Fund	50.64%
The list of qualified Fund of Funds passing through foreign tax credits for the tax year ended October 31, 2023 is listed below.
FTC$
MainStay Conservative Allocation Fund	$ 70,601
MainStay Moderate Allocation Fund	207,843
MainStay Growth Allocation Fund	287,753
MainStay Equity Allocation Fund	202,728
In February 2024, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2023. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Allocation Funds' fiscal year ended October 31, 2023.
Proxy Voting Policies and Procedures and Proxy Voting Record
Each Allocation Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
Each Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Allocation Funds' holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
99

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
100	MainStay Asset Allocation Funds

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
101

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
102	MainStay Asset Allocation Funds

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
103

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5013729MS139-23	MSAA11-12/23
(NYLIM) NL224

MainStay Epoch Capital Growth Fund

Message from the President and Annual Report
October 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Volatile economic and geopolitical forces drove market behavior during the 12-month reporting period ended October 31, 2023. While equity markets generally gained ground, bond prices trended broadly lower.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation and interest rate trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 7.1% in November 2022, and to 3.2% in October 2023. At the same time, the Fed increased the benchmark federal funds rate from 3.75%–4.00% at the beginning of the reporting period to 5.25%–5.50% as of October 31, 2023. As the pace of rate increases slowed during the period, investors hoped for an early shift to a looser monetary policy. However, comments from Fed members late in the period reinforced the central bank’s hawkish stance in response to surprisingly robust U.S. economic growth and rising wage pressures, thus increasing the likelihood that interest rates would stay higher for longer. International developed markets exhibited similar dynamics of elevated inflation and rising interest rates.
Despite the backdrop of high interest rates—along with political dysfunction in Washington D.C. and intensifying global geopolitical instability—equity markets managed to advance, supported by healthy consumer spending trends and persistent domestic economic growth. The S&P 500® Index, a widely regarded benchmark of large-cap U.S. market performance, gained ground, bolstered by the strong performance of energy stocks amid surging petroleum prices and mega-cap, growth-oriented, technology-related shares, which rose as investors flocked to companies creating the infrastructure for developments in artificial intelligence. Smaller-cap stocks and value-oriented shares produced milder returns. Among industry sectors, energy and information technology posted the strongest gains. Real estate declined most sharply under pressure from rising mortgage rates and weak levels of office occupancy. Developed international markets outperformed U.S. markets, with Europe benefiting during the first half of the period from unexpected economic resilience in the face of rising energy prices and the ongoing war in Ukraine. Emerging markets posted positive results but lagged developed markets, largely due to slow economic growth in China despite the relaxation of pandemic-era lockdowns.
Bond prices were driven lower by rising yields and increasing expectations of high interest rates for an extended period of time. The U.S. yield curve steepened, with the 30-year Treasury yield exceeding 5% for the first time in more than a decade. The yield curve remained inverted, with the 10-year Treasury yield ending the period at 4.88%, compared with 5.07% for the 2-year Treasury yield. Corporate bonds outperformed long-term Treasury bonds, but still trended lower under pressure from rising yields and an uptick in default rates. Among corporates, lower-credit-quality instruments performed slightly better than their higher-credit-quality counterparts, while floating rate securities performed better still.
In the face of today’s uncertain market environment, New York Life Investments remains dedicated to providing the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges.  For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2023
Class	Sales Charge		Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 5.50% Initial Sales Charge	With sales charges	6/30/2016	9.70%	10.79%	10.73%	1.25%
		Excluding sales charges		16.09	12.05	11.59	1.25
Investor Class Shares[2]	Maximum 5.00% Initial Sales Charge	With sales charges	6/30/2016	10.02	10.47	10.47	1.44
		Excluding sales charges		15.81	11.73	11.32	1.44
Class C Shares	Maximum 1.00% CDSC	With sales charges	6/30/2016	13.97	10.94	10.51	2.20
	if Redeemed Within One Year of Purchase	Excluding sales charges		14.97	10.94	10.51	2.20
Class I Shares	No Sales Charge		6/30/2016	16.39	12.32	11.85	1.00

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Since Inception
MSCI World Index (Net)[1]	10.48%	8.27%	9.15%
Morningstar Global Large Stock Growth Category Average[2]	9.54	7.61	8.53

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The MSCI World Index (Net) is the Fund's primary broad-based securities market index for comparison purposes. The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
2.	The Morningstar Global Large Stock Growth Category Average is a representative of funds that invest in a variety of international stocks and typically skew towards large caps that are more expensive or projected to grow faster than other global large-cap stocks. World large stock growth portfolios have few geographical limitations. It is common for these portfolios to invest the majority of their assets in developed markets, with the remainder divided among the globe's emerging markets. These funds are not significantly overweight U.S. equity exposure relative to the Morningstar Global Market Index and maintain at least a 20% absolute U.S. exposure. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Epoch Capital Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Capital Growth Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$986.80	$ 5.76	$1,019.41	$ 5.85	1.15%
Investor Class Shares	$1,000.00	$985.10	$ 7.16	$1,018.00	$ 7.27	1.43%
Class C Shares	$1,000.00	$981.60	$10.84	$1,014.27	$11.02	2.17%
Class I Shares	$1,000.00	$987.70	$ 4.51	$1,020.67	$ 4.58	0.90%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of October 31, 2023 (Unaudited)
United States	67.4%
Switzerland	4.0
United Kingdom	3.1
China	2.8
Canada	2.4
Netherlands	2.3
Spain	2.1
France	1.9
Japan	1.8
Sweden	1.7
Denmark	1.6
Taiwan	1.3
Germany	1.2%
Australia	1.1
Jordan	1.1
Malta	0.8
Singapore	0.8
Italy	0.7
South Africa	0.7
Indonesia	0.5
Mexico	0.4
Other Assets, Less Liabilities	0.3
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2023 (excluding short-term investments) (Unaudited)
1.	UnitedHealth Group, Inc.
2.	Alimentation Couche-Tard, Inc.
3.	Deckers Outdoor Corp.
4.	Costco Wholesale Corp.
5.	Ameriprise Financial, Inc.
6.	Eli Lilly & Co.
7.	Alphabet, Inc., Class A
8.	Industria de Diseno Textil SA
9.	BE Semiconductor Industries NV
10.	Fastenal Co.

8	MainStay Epoch Capital Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers William W. Priest,1 CFA, Steven D. Bleiberg, Michael A. Welhoelter, CFA, and David J. Siino, CFA, CAIA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.
How did MainStay Epoch Capital Growth Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2023?
For the 12 months ended October 31, 2023, Class I shares of MainStay Epoch Capital Growth Fund returned 16.39%, outperforming the 10.48% return of the Fund’s benchmark, the MSCI World Index (Net) (the “Index”). Over the same period, Class I shares also outperformed the 9.54% return of the Morningstar Global Large Stock Growth Category Average.2
What factors affected the Fund’s relative performance during the reporting period?
The Fund outperformed the Index primarily due to favorable stock selection, particularly in the health care sector. Stock selection within industrials and information technology also made positive contributions to relative returns. (Contributions take weightings and total returns into account.) Sector allocations enhanced relative performance as well, primarily through underweight positions in energy and financials, and an overweight position in information technology for much of the reporting period. An overweight position in health care was the only significant detractor.
During the reporting period, which sectors and/or countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?
Stock selection within the health care, industrials and information technology sectors were the strongest positive contributors to relative performance, followed by the Fund’s overweight position in the information technology sector and underweight positions in both energy and financials. The Fund’s overweight position in the health care sector was the biggest detractor, followed by stock selection in the financials sector.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The largest positive contributors to the Fund’s absolute performance included Netherlands-based semiconductor equipment manufacturer BE Semiconductor, U.S.-based social media company Meta Platforms and U.S.-based active apparel company Deckers Outdoor. BE Semiconductor shares outperformed in response to a wave of excitement related to artificial intelligence (“AI”), which drove incremental demand for semiconductor equipment of all types. Additionally, BE Semiconductor reported strong demand for its next generation technology, hybrid bonding, as large customers placed sizeable initial orders. Meta Platforms shares advanced as the company returned to growth and generated strong user engagement across its ecosystem. The company largely moved past challenges from Apple's App Tracking Transparency policy and saw solid traction for Advantage+, its AI-driven advertiser platform. At Deckers, demand for its two core footwear brands, UGG and HOKA ONE ONE, remained very strong, and the resolution of some supply-chain issues led to improving gross margins.
The most significant detractors from the Fund’s absolute performance during the reporting period were U.S.-based online crafts retailer Etsy and France-based biopharmaceutical supplies maker Sartorius Stedim Biotech. Etsy experienced disappointing sales figures as consumers reined in discretionary expenditures in the face of higher prices on necessities like food and energy. The Fund continued to hold the stock as of the end of the reporting period, while re-evaluating our view on the company. Sartorius Stedium Biotech underperformed after having to lower its guidance for 2023. Bookings were soft as manufacturers worked down inventories accumulated during the pandemic. Additionally, sales to China were softer than management anticipated. The Fund continued to own Sartorius as of the end of the reporting period, due to the company’s imposing competitive and regulatory barriers, its high return on invested capital, and its potential for exceptional growth in the future given the underlying demand for its products.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund’s largest purchases during the reporting period included positions in U.S.-based communications technology company Qualcomm, U.S.-based oil & gas exploration & production firm Pioneer Natural Resources and China-based electric vehicle manufacturer BYD.
Qualcomm, a long-time leader in the development of digital telecommunications technology, has built its real core competence in research and development, having accumulated over 140,000 patents since its founding in 1985. We believe Qualcomm's technology portfolio is so broad and dominant, and the company has earned revenue on every mobile handset sold globally beginning with 2G, both through royalties and semiconductor sales. Qualcomm has successfully extended its brand beyond its handset modem business to include additional Rf (radio frequency) content on handsets, as well as automotive, industrial and other non-handset applications (i.e., the Internet of Things). These new revenue streams leverage existing intellectual property and further embed Qualcomm in the businesses of its key customers, specifically Apple and Samsung. Between outsourcing the manufacturing of its chips and the fact that the

1.	Effective on or about March 31, 2024, William W. Priest will no longer serve as a portfolio manager for the Fund.
2.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
9

royalties Qualcomm collects on the licensing of its patents carry a 100% gross margin, Qualcomm generates industry-leading capital efficiency metrics (revenue/invested capital). Qualcomm also spends over 23% of revenue on research and development (compared to a peer median of 18.5%) to maintain its dominance from each generation of mobile technology to the next.
Pioneer Natural Resources operates in the Permian Basin in the southwestern United States. The company enjoys a cost advantage over many of its peers due to the fact that its acreage is largely contiguous, creating operational efficiencies in areas such as water usage and materials logistics. Shale-based energy companies have become more disciplined following the boom/bust days of the early 2010s. For Pioneer, this discipline is clearly demonstrated in its capital allocation priorities, whereby oil production growth is capped at 5% in any given year, and the majority of free cash flow is returned to shareholders. In addition, the company has changed its management incentive plan over time; previously the company rewarded management for increased production, while today the incentives focus on free cash flow generation and return on capital employed.
BYD is the largest manufacturer of electric cars in China, and if you include hybrids, which BYD also makes, BYD is the largest manufacturer of "new energy vehicles" in the world, surpassing Tesla, since Tesla does not make hybrids. BYD started life as a rechargeable battery manufacturer for consumer electronics in 1995. Over the next dozen years, the company developed the expertise and intellectual property to enable it to produce the first viable electric vehicle (“EV”) in China in 2008. BYD has leveraged this first-mover advantage and enjoys manufacturing economies of scale that give the company a sustainable competitive cost advantage powering its industry-leading margins and returns. BYD is the only EV manufacturer in the world that builds its own batteries for the majority of its fleet. The battery represents up to 30% of the cost of an EV, and the largest EV battery manufacturer has an operating margin of about 10%. Not only is BYD able to capture this margin in its economics, but it is also able to innovate and differentiate its product offerings. We believe battery technology is still a differentiator, and BYD is the only EV manufacturer to have battery technology, at scale, in house. With its 72.3% ownership stake in privately held BYD Semiconductor, BYD makes more of its own semiconductors than any other neighborhood electric vehicle manufacturer in the world. In our view, this is advantageous from both a cost and a supply-chain management standpoint.
During the same period, the Fund exited its positions in U.S.-based restaurant chain Wingstop, Denmark-based biotechnology company Genmab, and Sweden-based tobacco company Swedish Match.
Wingstop enjoys some of the highest store-level returns in the quick-service restaurant industry and has been hitting its targets for new store openings. The parent entity's franchisor model also generates high returns on capital. That said, the stock's valuation, at current interest rates, implied a higher level of growth than we thought reasonable, so we sold the Fund’s position.
While Genmab’s main drug, Darzalex, does not go off patent until 2029, Genmab has not allayed concerns that it will be unable to replace Darzalex through its own pipeline, or in a way that will sustain its returns (e.g., via acquisitions). Those returns are currently inflated by royalties Genmab earns from Johnson & Johnson, which distributes Darzalex. Going forward, Genmab will incur more expenses as it assumes more distribution responsibilities on new drugs. Given these realities, we sold the Fund’s position.
Swedish Match was acquired by Philip Morris International.
How did the Fund’s sector and/or country weightings change during the reporting period?
The Fund's weightings in the consumer discretionary, financials and energy sectors increased during the reporting period. Conversely, the Fund's weightings decreased in the information technology and consumer staples sectors. The biggest increases in country weights were in the United States, Germany, Japan and China, while the largest decreases were in Sweden, Denmark and the U.K.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2023, the Fund held its most overweight exposures relative to the Index to the health care, consumer discretionary and industrials sectors. As of the same date, the Fund’s most underweight positions were in the energy, financials and information technology sectors. From a country perspective, the largest overweight positions were in China, Sweden and Switzerland, while the most significant underweights were in the United States and Japan.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay Epoch Capital Growth Fund

Portfolio of Investments October 31, 2023†^
	Shares	Value
Common Stocks 98.8%
Australia 1.1%
Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	59,234	$ 1,447,768
Canada 2.4%
Alimentation Couche-Tard, Inc. (Consumer Staples Distribution & Retail)	40,405	2,199,512
Constellation Software, Inc. (Software)	459	920,155
		3,119,667
China 2.8%
BYD Co. Ltd., Class H (Automobiles)	34,500	1,046,650
Chongqing Brewery Co. Ltd., Class A (Beverages)	82,974	890,048
SITC International Holdings Co. Ltd. (Marine Transportation)	527,000	810,847
Yadea Group Holdings Ltd. (Automobiles) (a)	446,000	815,028
		3,562,573
Denmark 1.6%
Coloplast A/S, Class B (Health Care Equipment & Supplies)	6,188	644,789
Novo Nordisk A/S, Class B (Pharmaceuticals)	14,065	1,349,921
		1,994,710
France 1.9%
Edenred SE (Financial Services)	19,850	1,055,205
Hermes International SCA (Textiles, Apparel & Luxury Goods)	216	402,156
Sartorius Stedim Biotech (Life Sciences Tools & Services)	5,274	985,223
		2,442,584
Germany 1.2%
Merck KGaA (Pharmaceuticals)	10,087	1,519,309
Indonesia 0.5%
Bank Central Asia Tbk. PT (Banks)	1,064,900	586,583
Italy 0.7%
Recordati Industria Chimica e Farmaceutica SpA (Pharmaceuticals)	19,457	897,613
	Shares	Value

Japan 1.8%
Goldwin, Inc. (Textiles, Apparel & Luxury Goods)	8,900	$ 555,109
Hoya Corp. (Health Care Equipment & Supplies)	8,200	775,504
ZOZO, Inc. (Specialty Retail) (b)	54,500	1,027,077
		2,357,690
Jordan 1.1%
Hikma Pharmaceuticals plc (Pharmaceuticals)	58,330	1,348,110
Malta 0.8%
Kindred Group plc, SDR (Hotels, Restaurants & Leisure)	121,248	991,278
Mexico 0.4%
Grupo Aeroportuario del Pacifico SAB de CV, Class B (Transportation Infrastructure)	47,880	558,525
Netherlands 2.3%
ASML Holding NV (Semiconductors & Semiconductor Equipment)	1,483	887,047
BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	19,555	2,013,249
		2,900,296
Singapore 0.8%
Singapore Exchange Ltd. (Capital Markets)	139,700	966,263
South Africa 0.7%
FirstRand Ltd. (Financial Services)	260,539	858,888
Spain 2.1%
Amadeus IT Group SA (Hotels, Restaurants & Leisure)	11,187	637,065
Industria de Diseno Textil SA (Specialty Retail) (b)	58,527	2,015,738
		2,652,803
Sweden 1.7%
Atlas Copco AB, Class B (Machinery)	58,046	650,274
Epiroc AB, Class B (Machinery)	43,854	607,771
Evolution AB (Hotels, Restaurants & Leisure) (a)	10,165	903,266
		2,161,311

11

Portfolio of Investments October 31, 2023†^ (continued)
	Shares	Value
Common Stocks (continued)
Switzerland 4.0%
EMS-Chemie Holding AG (Registered) (Chemicals)	1,208	$ 823,350
Kuehne + Nagel International AG (Registered) (Marine Transportation)	5,530	1,486,379
Logitech International SA (Registered) (Technology Hardware, Storage & Peripherals)	16,206	1,267,761
Partners Group Holding AG (Capital Markets)	1,513	1,591,424
		5,168,914
Taiwan 1.3%
Eclat Textile Co. Ltd. (Textiles, Apparel & Luxury Goods)	79,000	1,251,919
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	25,000	407,739
		1,659,658
United Kingdom 3.1%
Auto Trader Group plc (Interactive Media & Services) (a)	170,465	1,287,075
Diageo plc (Beverages)	25,566	965,475
Games Workshop Group plc (Leisure Products)	5,366	644,058
Howden Joinery Group plc (Trading Companies & Distributors)	144,879	1,122,770
		4,019,378
United States 66.5%
Accenture plc, Class A (IT Services)	3,811	1,132,210
Adobe, Inc. (Software) (c)	2,475	1,316,848
Alphabet, Inc., Class A (Interactive Media & Services) (c)	16,779	2,081,938
Ameriprise Financial, Inc. (Capital Markets)	6,777	2,131,840
Apple, Inc. (Technology Hardware, Storage & Peripherals)	7,359	1,256,696
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	9,423	1,247,134
Arista Networks, Inc. (Communications Equipment) (c)	9,056	1,814,551
Automatic Data Processing, Inc. (Professional Services)	5,284	1,153,074
Chemed Corp. (Health Care Providers & Services)	3,123	1,757,156
Costco Wholesale Corp. (Consumer Staples Distribution & Retail)	3,889	2,148,439
CSL Ltd. (Biotechnology)	9,164	1,350,693
	Shares	Value

United States (continued)
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods) (c)	3,634	$ 2,169,716
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)	5,088	1,724,781
Donaldson Co., Inc. (Machinery)	18,995	1,095,252
Eagle Materials, Inc. (Construction Materials)	9,782	1,505,548
Edwards Lifesciences Corp. (Health Care Equipment & Supplies) (c)	10,873	692,828
Electronic Arts, Inc. (Entertainment)	6,207	768,365
Eli Lilly & Co. (Pharmaceuticals)	3,816	2,113,797
Encompass Health Corp. (Health Care Providers & Services)	20,547	1,285,420
Etsy, Inc. (Broadline Retail) (c)	10,460	651,658
Expeditors International of Washington, Inc. (Air Freight & Logistics)	8,348	912,019
Fastenal Co. (Trading Companies & Distributors)	33,168	1,935,021
Ferguson plc (Trading Companies & Distributors)	8,368	1,254,070
Fortinet, Inc. (Software) (c)	19,133	1,093,834
Gentex Corp. (Automobile Components)	40,897	1,172,926
Graco, Inc. (Machinery)	11,865	882,163
Hamilton Lane, Inc., Class A (Capital Markets)	11,167	939,368
HCA Healthcare, Inc. (Health Care Providers & Services)	3,891	879,911
Hess Midstream LP, Class A (Oil, Gas & Consumable Fuels)	34,631	1,038,930
Home Depot, Inc. (The) (Specialty Retail)	4,145	1,180,040
IDEXX Laboratories, Inc. (Health Care Equipment & Supplies) (c)	2,063	824,107
KLA Corp. (Semiconductors & Semiconductor Equipment)	2,735	1,284,629
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	2,629	1,546,430
LPL Financial Holdings, Inc. (Capital Markets)	7,867	1,766,299
Manhattan Associates, Inc. (Software) (c)	4,980	971,000
Mastercard, Inc., Class A (Financial Services)	4,911	1,848,255
Medpace Holdings, Inc. (Life Sciences Tools & Services) (c)	6,502	1,577,840
Meta Platforms, Inc., Class A (Interactive Media & Services) (c)	6,092	1,835,337
Mettler-Toledo International, Inc. (Life Sciences Tools & Services) (c)	992	977,318
Microsoft Corp. (Software)	5,578	1,885,978

12	MainStay Epoch Capital Growth Fund

	Shares	Value
Common Stocks (continued)
United States (continued)
Monster Beverage Corp. (Beverages) (c)	37,794	$ 1,931,273
NetApp, Inc. (Technology Hardware, Storage & Peripherals)	14,074	1,024,306
Paychex, Inc. (Professional Services)	15,990	1,775,689
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	4,508	1,077,412
Pool Corp. (Distributors)	1,974	623,330
QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	10,116	1,102,543
Rollins, Inc. (Commercial Services & Supplies)	24,770	931,600
Starbucks Corp. (Hotels, Restaurants & Leisure)	12,179	1,123,391
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	7,759	1,101,856
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	1,778	790,801
TJX Cos., Inc. (The) (Specialty Retail)	16,441	1,447,959
TKO Group Holdings, Inc. (Entertainment)	13,092	1,073,282
Ulta Beauty, Inc. (Specialty Retail) (c)	3,428	1,307,131
Union Pacific Corp. (Ground Transportation)	5,107	1,060,264
UnitedHealth Group, Inc. (Health Care Providers & Services)	4,351	2,330,222
Veeva Systems, Inc., Class A (Health Care Technology) (c)	6,590	1,269,959
Vertex Pharmaceuticals, Inc. (Biotechnology) (c)	2,740	992,181
Visa, Inc., Class A (Financial Services)	7,906	1,858,701
VMware, Inc., Class A (Software) (c)	9,531	1,388,190
Waters Corp. (Life Sciences Tools & Services) (c)	3,310	789,534
West Pharmaceutical Services, Inc. (Life Sciences Tools & Services)	4,007	1,275,388
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	13,279	1,604,900
Zoetis, Inc. (Pharmaceuticals)	11,079	1,739,403
		84,822,734
Total Common Stocks (Cost $111,851,086)		126,036,655

	Number of Warrants	Value

Warrants 0.0% ‡
Canada 0.0% ‡
Constellation Software, Inc. (Software)
Expires 3/31/40 (c)(d)(e)	721	$ —
Total Warrants (Cost $0)		—

	Shares

Short-Term Investment 0.9%
Affiliated Investment Company 0.9%
United States 0.9%
MainStay U.S. Government Liquidity Fund, 5.275% (f)	1,118,956	1,118,956
Total Short-Term Investment (Cost $1,118,956)		1,118,956
Total Investments (Cost $112,970,042)	99.7%	127,155,611
Other Assets, Less Liabilities	0.3	329,368
Net Assets	100.0%	$ 127,484,979

†	Percentages indicated are based on Fund net assets.
^	Industry and country classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	All or a portion of this security was held on loan. As of October 31, 2023, the aggregate market value of securities on loan was $2,078,810. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $2,255,437. (See Note 2(I))
(c)	Non-income producing security.
(d)	Illiquid security—As of October 31, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $0, which represented less than one-tenth of a percent of the Fund’s net assets. (Unaudited)
(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(f)	Current yield as of October 31, 2023.
13

Portfolio of Investments October 31, 2023†^ (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 644	$ 55,779	$ (55,304)	$ —	$ —	$ 1,119	$ 83	$ —	1,119
Abbreviation(s):
SDR—Special Drawing Right
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 126,036,655	$ —	$ —	$ 126,036,655
Warrants	—	—	—	—
Short-Term Investment
Affiliated Investment Company	1,118,956	—	—	1,118,956
Total Investments in Securities	$ 127,155,611	$ —	$ —	$ 127,155,611

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
14	MainStay Epoch Capital Growth Fund

The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent †^
Air Freight & Logistics	$ 912,019	0.7%
Automobile Components	1,172,926	0.9
Automobiles	1,861,678	1.5
Banks	586,583	0.5
Beverages	3,786,796	3.0
Biotechnology	2,342,874	1.8
Broadline Retail	651,658	0.5
Capital Markets	7,395,194	5.8
Chemicals	823,350	0.7
Commercial Services & Supplies	931,600	0.7
Communications Equipment	1,814,551	1.4
Construction Materials	1,505,548	1.2
Consumer Staples Distribution & Retail	4,347,951	3.4
Distributors	623,330	0.5
Entertainment	1,841,647	1.5
Financial Services	5,621,049	4.4
Ground Transportation	1,060,264	0.8
Health Care Equipment & Supplies	2,937,228	2.3
Health Care Providers & Services	6,252,709	4.9
Health Care Technology	1,269,959	1.0
Hotels, Restaurants & Leisure	8,432,449	6.6
Interactive Media & Services	5,204,350	4.1
IT Services	1,132,210	0.9
Leisure Products	644,058	0.5
Life Sciences Tools & Services	6,396,104	5.0
Machinery	3,235,460	2.5
Marine Transportation	2,297,226	1.8
Oil, Gas & Consumable Fuels	2,116,342	1.7
Pharmaceuticals	8,968,153	7.0
Professional Services	2,928,763	2.3
Semiconductors & Semiconductor Equipment	9,590,627	7.5
Software	7,576,005	5.9
Specialty Retail	6,977,945	5.5
Technology Hardware, Storage & Peripherals	3,548,763	2.8
Textiles, Apparel & Luxury Goods	4,378,900	3.4
Trading Companies & Distributors	4,311,861	3.4
Transportation Infrastructure	558,525	0.4
	126,036,655	98.8
Short-Term Investment	1,118,956	0.9
Other Assets, Less Liabilities	329,368	0.3
Net Assets	$127,484,979	100.0%

†	Percentages indicated are based on Fund net assets.

^	Industry and country classifications may be different than those used for compliance monitoring purposes.
15

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $111,851,086) including securities on loan of $2,078,810	$126,036,655
Investment in affiliated investment companies, at value (identified cost $1,118,956)	1,118,956
Cash denominated in foreign currencies (identified cost $106)	106
Receivables:
Investment securities sold	971,396
Fund shares sold	300,268
Dividends	185,057
Securities lending	862
Other assets	148,364
Total assets	128,761,664
Liabilities
Due to custodian	1,280
Payables:
Investment securities purchased	1,071,334
Fund shares redeemed	98,187
Manager (See Note 3)	57,559
Custodian	21,335
Transfer agent (See Note 3)	9,907
NYLIFE Distributors (See Note 3)	9,894
Professional fees	6,587
Shareholder communication	190
Accrued expenses	412
Total liabilities	1,276,685
Net assets	$127,484,979
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 10,616
Additional paid-in-capital	113,609,453
113,620,069
Total distributable earnings (loss)	13,864,910
Net assets	$127,484,979
Class A
Net assets applicable to outstanding shares	$38,827,529
Shares of beneficial interest outstanding	3,241,760
Net asset value per share outstanding	$ 11.98
Maximum sales charge (5.50% of offering price)	0.70
Maximum offering price per share outstanding	$ 12.68
Investor Class
Net assets applicable to outstanding shares	$ 3,194,568
Shares of beneficial interest outstanding	269,133
Net asset value per share outstanding	$ 11.87
Maximum sales charge (5.00% of offering price)	0.62
Maximum offering price per share outstanding	$ 12.49
Class C
Net assets applicable to outstanding shares	$ 1,091,457
Shares of beneficial interest outstanding	97,279
Net asset value and offering price per share outstanding	$ 11.22
Class I
Net assets applicable to outstanding shares	$84,371,425
Shares of beneficial interest outstanding	7,007,414
Net asset value and offering price per share outstanding	$ 12.04

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Epoch Capital Growth Fund

Statement of Operations for the year ended October 31, 2023
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $83,600)	$1,460,966
Dividends-affiliated	83,019
Securities lending, net	3,633
Total income	1,547,618
Expenses
Manager (See Note 3)	700,294
Distribution/Service—Class A (See Note 3)	74,609
Distribution/Service—Investor Class (See Note 3)	3,744
Distribution/Service—Class C (See Note 3)	10,761
Transfer agent (See Note 3)	61,912
Professional fees	61,912
Registration	58,780
Custodian	55,174
Trustees	2,294
Shareholder communication	1,582
Miscellaneous	2,929
Total expenses before waiver/reimbursement	1,033,991
Expense waiver/reimbursement from Manager (See Note 3)	(97,243)
Reimbursement from prior custodian(a)	(141)
Net expenses	936,607
Net investment income (loss)	611,011
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(366,536)
Foreign currency transactions	(24,762)
Net realized gain (loss)	(391,298)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	8,702,566
Translation of other assets and liabilities in foreign currencies	2,970
Net change in unrealized appreciation (depreciation)	8,705,536
Net realized and unrealized gain (loss)	8,314,238
Net increase (decrease) in net assets resulting from operations	$8,925,249

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statements of Changes in Net Assets
for the years ended October 31, 2023 and October 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 611,011	$ 303,802
Net realized gain (loss)	(391,298)	315,127
Net change in unrealized appreciation (depreciation)	8,705,536	(16,922,312)
Net increase (decrease) in net assets resulting from operations	8,925,249	(16,303,383)
Distributions to shareholders:
Class A	(257,794)	(4,992,940)
Investor Class	(11,851)	(363,357)
Class C	(8,497)	(298,992)
Class I	(609,460)	(12,067,689)
Total distributions to shareholders	(887,602)	(17,722,978)
Capital share transactions:
Net proceeds from sales of shares	78,496,435	14,278,356
Net asset value of shares issued to shareholders in reinvestment of distributions	880,683	17,496,640
Cost of shares redeemed	(24,019,094)	(12,307,173)
Increase (decrease) in net assets derived from capital share transactions	55,358,024	19,467,823
Net increase (decrease) in net assets	63,395,671	(14,558,538)
Net Assets
Beginning of year	64,089,308	78,647,846
End of year	$127,484,979	$ 64,089,308
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Epoch Capital Growth Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 10.44	$ 17.09	$ 14.43	$ 13.20	$ 12.21
Net investment income (loss) (a)	0.06	0.03	(0.01)	0.00‡	0.07
Net realized and unrealized gain (loss)	1.61	(2.86)	5.43	1.92	1.81
Total from investment operations	1.67	(2.83)	5.42	1.92	1.88
Less distributions:
From net investment income	(0.02)	—	(0.03)	(0.07)	(0.08)
From net realized gain on investments	(0.11)	(3.82)	(2.73)	(0.62)	(0.81)
Total distributions	(0.13)	(3.82)	(2.76)	(0.69)	(0.89)
Net asset value at end of year	$ 11.98	$ 10.44	$ 17.09	$ 14.43	$ 13.20
Total investment return (b)	16.09%	(20.79)%	42.61%	15.31%	16.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.51%	0.30%	(0.08)%	0.01%	0.58%
Net expenses (c)	1.15%	1.15%	1.15%	1.13%	1.15%
Expenses (before waiver/reimbursement) (c)	1.26%	1.25%	1.36%	1.16%	1.27%
Portfolio turnover rate	30%	31%	80%	43%	46%
Net assets at end of year (in 000’s)	$ 38,828	$ 20,880	$ 21,767	$ 6,733	$ 4,041

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 10.35	$ 17.02	$ 14.40	$ 13.16	$ 12.18
Net investment income (loss) (a)	0.03	0.01	(0.05)	(0.02)	0.04
Net realized and unrealized gain (loss)	1.60	(2.86)	5.40	1.92	1.80
Total from investment operations	1.63	(2.85)	5.35	1.90	1.84
Less distributions:
From net investment income	—	—	(0.00)‡	(0.04)	(0.05)
From net realized gain on investments	(0.11)	(3.82)	(2.73)	(0.62)	(0.81)
Total distributions	(0.11)	(3.82)	(2.73)	(0.66)	(0.86)
Net asset value at end of year	$ 11.87	$ 10.35	$ 17.02	$ 14.40	$ 13.16
Total investment return (b)	15.81%	(21.04)%	42.05%	15.14%	16.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.26%	0.05%	(0.31)%	(0.17)%	0.30%
Net expenses (c)	1.41%	1.39%	1.42%	1.34%	1.43%
Expenses (before waiver/reimbursement) (c)	1.46%	1.44%	1.59%	1.36%	1.54%
Portfolio turnover rate	30%	31%	80%	43%	46%
Net assets at end of year (in 000's)	$ 3,195	$ 1,134	$ 1,648	$ 1,416	$ 1,177

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class C	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 9.86	$ 16.49	$ 14.10	$ 12.97	$ 12.04
Net investment income (loss) (a)	(0.05)	(0.08)	(0.16)	(0.12)	(0.06)
Net realized and unrealized gain (loss)	1.52	(2.73)	5.28	1.87	1.80
Total from investment operations	1.47	(2.81)	5.12	1.75	1.74
Less distributions:
From net investment income	—	—	—	(0.62)	(0.81)
From net realized gain on investments	(0.11)	(3.82)	(2.73)	—	—
Total distributions	(0.11)	(3.82)	(2.73)	(0.62)	(0.81)
Net asset value at end of year	$ 11.22	$ 9.86	$ 16.49	$ 14.10	$ 12.97
Total investment return (b)	14.97%	(21.60)%	41.17%	14.24%	15.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.43)%	(0.71)%	(1.09)%	(0.92)%	(0.46)%
Net expenses (c)	2.15%	2.14%	2.17%	2.09%	2.17%
Expenses (before waiver/reimbursement) (c)	2.20%	2.20%	2.34%	2.11%	2.27%
Portfolio turnover rate	30%	31%	80%	43%	46%
Net assets at end of year (in 000’s)	$ 1,091	$ 794	$ 1,288	$ 1,152	$ 1,236

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 10.49	$ 17.15	$ 14.47	$ 13.23	$ 12.24
Net investment income (loss) (a)	0.09	0.06	0.03	0.04	0.08
Net realized and unrealized gain (loss)	1.62	(2.88)	5.45	1.92	1.83
Total from investment operations	1.71	(2.82)	5.48	1.96	1.91
Less distributions:
From net investment income	(0.05)	(0.02)	(0.07)	(0.10)	(0.11)
From net realized gain on investments	(0.11)	(3.82)	(2.73)	(0.62)	(0.81)
Total distributions	(0.16)	(3.84)	(2.80)	(0.72)	(0.92)
Net asset value at end of year	$ 12.04	$ 10.49	$ 17.15	$ 14.47	$ 13.23
Total investment return (b)	16.39%	(20.63)%	42.99%	15.58%	17.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.75%	0.54%	0.21%	0.29%	0.66%
Net expenses (c)	0.90%	0.90%	0.90%	0.90%	0.90%
Expenses (before waiver/reimbursement) (c)	1.01%	1.00%	1.10%	0.93%	1.00%
Portfolio turnover rate	30%	31%	80%	43%	46%
Net assets at end of year (in 000’s)	$ 84,371	$ 41,282	$ 53,944	$ 56,502	$ 119,464

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Epoch Capital Growth Fund

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Capital Growth Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	June 30, 2016
Investor Class	June 30, 2016
Class C	June 30, 2016
Class I	June 30, 2016
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek long-term capital appreciation.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that

21

Notes to Financial Statements (continued)
establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy. As of October 31, 2023, securities that were fair valued in such a manner are shown in the Portfolio of Investments.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of October 31, 2023 were fair valued in such a manner.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized

22	MainStay Epoch Capital Growth Fund

as Level 2 in the hierarchy. No securities held by the Fund as of October 31, 2023, were fair valued in such a manner.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
23

Notes to Financial Statements (continued)
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2023, are shown in the Portfolio of Investments.
(J) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. Rights and Warrants as of October 31, 2023 are shown in the Portfolio of Investments.
(K) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund's investments

24	MainStay Epoch Capital Growth Fund

in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(L) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.15% and Class I, 0.90%. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2023, New York Life Investments earned fees from the Fund in the amount of $700,294 and waived fees and/or reimbursed expenses in the amount of $97,243 and paid the Subadvisor fees in the amount of $301,525.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2023, were $22,051 and $249, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares during the year ended October 31, 2023, of $140.
25

Notes to Financial Statements (continued)
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$18,095	$—
Investor Class	3,803	—
Class C	2,679	—
Class I	37,335	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
Note 4-Federal Income Tax
As of October 31, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$113,965,366	$18,029,853	$(4,839,608)	$13,190,245
As of October 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$675,868	$38,631	$(35,996)	$13,186,407	$13,864,910
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
During the years ended October 31, 2023 and October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$223,315	$ 3,330,996
Long-Term Capital Gains	664,287	14,391,982
Total	$887,602	$17,722,978
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2023, there were no

26	MainStay Epoch Capital Growth Fund

borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2023, purchases and sales of securities, other than short-term securities, were $82,150 and $27,507, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2023 and October 31, 2022, were as follows:
Class A	Shares	Amount
Year ended October 31, 2023:
Shares sold	1,628,163	$ 19,874,450
Shares issued to shareholders in reinvestment of distributions	23,071	256,316
Shares redeemed	(430,284)	(5,125,878)
Net increase (decrease) in shares outstanding before conversion	1,220,950	15,004,888
Shares converted into Class A (See Note 1)	19,946	241,280
Net increase (decrease)	1,240,896	$ 15,246,168
Year ended October 31, 2022:
Shares sold	709,982	$ 8,625,981
Shares issued to shareholders in reinvestment of distributions	384,632	4,954,057
Shares redeemed	(391,322)	(4,603,433)
Net increase (decrease) in shares outstanding before conversion	703,292	8,976,605
Shares converted into Class A (See Note 1)	23,937	303,739
Net increase (decrease)	727,229	$ 9,280,344

Investor Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	182,305	$ 2,235,615
Shares issued to shareholders in reinvestment of distributions	1,067	11,776
Shares redeemed	(9,749)	(116,399)
Net increase (decrease) in shares outstanding before conversion	173,623	2,130,992
Shares converted into Investor Class (See Note 1)	1,556	19,187
Shares converted from Investor Class (See Note 1)	(15,543)	(186,386)
Net increase (decrease)	159,636	$ 1,963,793
Year ended October 31, 2022:
Shares sold	14,650	$ 181,933
Shares issued to shareholders in reinvestment of distributions	28,387	363,357
Shares redeemed	(14,009)	(161,742)
Net increase (decrease) in shares outstanding before conversion	29,028	383,548
Shares converted into Investor Class (See Note 1)	1,563	17,080
Shares converted from Investor Class (See Note 1)	(17,935)	(235,284)
Net increase (decrease)	12,656	$ 165,344

Class C	Shares	Amount
Year ended October 31, 2023:
Shares sold	175,065	$ 1,997,848
Shares issued to shareholders in reinvestment of distributions	809	8,497
Shares redeemed	(152,718)	(1,745,171)
Net increase (decrease) in shares outstanding before conversion	23,156	261,174
Shares converted from Class C (See Note 1)	(6,440)	(74,081)
Net increase (decrease)	16,716	$ 187,093
Year ended October 31, 2022:
Shares sold	28,990	$ 303,526
Shares issued to shareholders in reinvestment of distributions	23,870	293,121
Shares redeemed	(42,311)	(462,532)
Net increase (decrease) in shares outstanding before conversion	10,549	134,115
Shares converted from Class C (See Note 1)	(8,094)	(85,535)
Net increase (decrease)	2,455	$ 48,580

27

Notes to Financial Statements (continued)
Class I	Shares	Amount
Year ended October 31, 2023:
Shares sold	4,429,760	$ 54,388,522
Shares issued to shareholders in reinvestment of distributions	54,227	604,094
Shares redeemed	(1,412,291)	(17,031,646)
Net increase (decrease)	3,071,696	$ 37,960,970
Year ended October 31, 2022:
Shares sold	461,566	$ 5,166,916
Shares issued to shareholders in reinvestment of distributions	920,690	11,886,105
Shares redeemed	(591,942)	(7,079,466)
Net increase (decrease)	790,314	$ 9,973,555
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
28	MainStay Epoch Capital Growth Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Epoch Capital Growth Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 22, 2023
29

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $659,210 as long term capital gain distributions.
For the fiscal year ended October 31, 2023, the Fund designated approximately $223,315 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2023 should be multiplied by 91.59% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2024, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2023. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2023.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
30	MainStay Epoch Capital Growth Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
31

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
32	MainStay Epoch Capital Growth Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
33

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
34	MainStay Epoch Capital Growth Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5013738MS139-23	MSECG11-12/23
(NYLIM) NL284

MainStay Epoch Global Equity Yield Fund

Message from the President and Annual Report
October 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Volatile economic and geopolitical forces drove market behavior during the 12-month reporting period ended October 31, 2023. While equity markets generally gained ground, bond prices trended broadly lower.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation and interest rate trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 7.1% in November 2022, and to 3.2% in October 2023. At the same time, the Fed increased the benchmark federal funds rate from 3.75%–4.00% at the beginning of the reporting period to 5.25%–5.50% as of October 31, 2023. As the pace of rate increases slowed during the period, investors hoped for an early shift to a looser monetary policy. However, comments from Fed members late in the period reinforced the central bank’s hawkish stance in response to surprisingly robust U.S. economic growth and rising wage pressures, thus increasing the likelihood that interest rates would stay higher for longer. International developed markets exhibited similar dynamics of elevated inflation and rising interest rates.
Despite the backdrop of high interest rates—along with political dysfunction in Washington D.C. and intensifying global geopolitical instability—equity markets managed to advance, supported by healthy consumer spending trends and persistent domestic economic growth. The S&P 500® Index, a widely regarded benchmark of large-cap U.S. market performance, gained ground, bolstered by the strong performance of energy stocks amid surging petroleum prices and mega-cap, growth-oriented, technology-related shares, which rose as investors flocked to companies creating the infrastructure for developments in artificial intelligence. Smaller-cap stocks and value-oriented shares produced milder returns. Among industry sectors, energy and information technology posted the strongest gains. Real estate declined most sharply under pressure from rising mortgage rates and weak levels of office occupancy. Developed international markets outperformed U.S. markets, with Europe benefiting during the first half of the period from unexpected economic resilience in the face of rising energy prices and the ongoing war in Ukraine. Emerging markets posted positive results but lagged developed markets, largely due to slow economic growth in China despite the relaxation of pandemic-era lockdowns.
Bond prices were driven lower by rising yields and increasing expectations of high interest rates for an extended period of time. The U.S. yield curve steepened, with the 30-year Treasury yield exceeding 5% for the first time in more than a decade. The yield curve remained inverted, with the 10-year Treasury yield ending the period at 4.88%, compared with 5.07% for the 2-year Treasury yield. Corporate bonds outperformed long-term Treasury bonds, but still trended lower under pressure from rising yields and an uptick in default rates. Among corporates, lower-credit-quality instruments performed slightly better than their higher-credit-quality counterparts, while floating rate securities performed better still.
In the face of today’s uncertain market environment, New York Life Investments remains dedicated to providing the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges.  For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2023
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 5.50% Initial Sales Charge	With sales charges	8/2/2006	-0.35%	3.63%	3.71%	1.16%
		Excluding sales charges		5.45	4.81	4.30	1.16
Investor Class Shares[2]	Maximum 5.00% Initial Sales Charge	With sales charges	11/16/2009	0.12	3.58	3.69	1.16
		Excluding sales charges		5.39	4.76	4.28	1.16
Class C Shares	Maximum 1.00% CDSC	With sales charges	11/16/2009	3.67	4.03	3.52	1.91
	if Redeemed Within One Year of Purchase	Excluding sales charges		4.67	4.03	3.52	1.91
Class I Shares	No Sales Charge		12/27/2005	5.73	5.09	4.56	0.91
Class R2 Shares[3]	No Sales Charge		2/28/2014	5.28	4.65	3.95	1.26
Class R3 Shares[3]	No Sales Charge		2/29/2016	5.03	4.39	5.00	1.51
Class R6 Shares	No Sales Charge		6/17/2013	5.82	4.92	4.55	0.75

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
3.	As of October 31, 2023, Class R2 and Class R3 shares are closed to new investors and, upon the close of business on December 29, 2023, Class R2 and Class R3 shares are closed to additional investments by existing shareholders. Additionally, Class R2 and Class R3 shares will be liquidated on or about February 28, 2024 (the "Liquidation Date"). It is expected that the Fund will distribute to remaining shareholders invested in Class R2 or Class R3 shares, on or promptly after the Liquidation Date, a liquidating distribution in cash or cash equivalents equal to the net asset value of such shares.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
MSCI World Index (Net)[1]	10.48%	8.27%	7.53%
Global Equity Yield Composite Index[2]	4.05	4.92	5.58
Morningstar Global Large Stock Value Category Average[3]	8.57	5.67	5.13

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The MSCI World Index (Net) is the Fund's primary broad-based securities market index for comparison purposes. The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
2.	The Fund has selected the Global Equity Yield Composite Index as its secondary benchmark. The Global Equity Yield Composite Index consists of the MSCI World High Dividend Yield Index and the MSCI World Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI World High Dividend Yield Index is based on the MSCI World Index and is designed to reflect the performance of equities in the MSCI World Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI World Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the MSCI large and mid-cap equity universe across 23 developed markets countries. The MSCI World Minimum Volatility (USD) Index is calculated by optimizing the MSCI World Index for the lowest absolute risk (within a given set of constraints).
3.	Morningstar Global Large Stock Value Category Average portfolios invest in a variety of international stocks and typically skew towards large caps that are less expensive or growing more slowly than other global large-cap stocks. Global large stock value portfolios have few geographical limitations. It is common for these funds to invest the majority of their assets in developed markets, with the remainder divided among the globe’s emerging markets. These funds are not significantly overweight U.S. equity exposure relative to the Morningstar Global Market Index and maintain at least a 20% absolute U.S. exposure.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Epoch Global Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Equity Yield Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$955.60	$5.37	$1,019.71	$5.55	1.09%
Investor Class Shares	$1,000.00	$955.00	$5.81	$1,019.26	$6.01	1.18%
Class C Shares	$1,000.00	$951.80	$9.05	$1,015.93	$9.35	1.84%
Class I Shares	$1,000.00	$957.20	$4.14	$1,020.97	$4.28	0.84%
Class R2 Shares	$1,000.00	$954.80	$6.01	$1,019.05	$6.21	1.22%
Class R3 Shares	$1,000.00	$953.90	$7.24	$1,017.79	$7.48	1.47%
Class R6 Shares	$1,000.00	$957.10	$3.65	$1,021.47	$3.77	0.74%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of October 31, 2023 (Unaudited)
United States	70.2%
United Kingdom	6.5
Canada	5.2
Germany	5.2
France	4.4
Republic of Korea	2.3
Japan	2.0
Switzerland	1.5
Taiwan	1.2%
Norway	0.6
Italy	0.6
Austria	0.5
Other Assets, Less Liabilities	–0.2
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2023 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Broadcom, Inc.
3.	Analog Devices, Inc.
4.	International Business Machines Corp.
5.	Cisco Systems, Inc.
6.	Apple, Inc.
7.	Coca-Cola Europacific Partners plc
8.	TotalEnergies SE
9.	Walmart, Inc.
10.	KLA Corp.

8	MainStay Epoch Global Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Michael A. Welhoelter, CFA, William W. Priest,1 CFA, Kera Van Valen, CFA, and John Tobin, PhD, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.
How did MainStay Epoch Global Equity Yield Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2023?
For the 12 months ended October 31, 2023, Class I shares of MainStay Epoch Global Equity Yield Fund returned 5.73%, underperforming the 10.48% return of the Fund’s primary benchmark, the MSCI World Index (Net). Over the same period, Class I shares outperformed the 4.05% return of the Global Equity Yield Composite Index, which is the Fund’s secondary benchmark, and underperformed the 8.57% return of the Morningstar Global Large Stock Value Category Average.2
What factors affected the Fund’s relative performance during the reporting period?
The reporting period saw sentiment swing several times as investors grappled with the trajectory of interest rates and global growth. While risk appetites trended downward through the end of 2022, the first quarter of 2023 saw a stark reversal in sentiment, as broad market indices rose sharply in response to hopes of a soft-landing and disinflation traction. Most of the reporting period saw a sustained rally in equities, fueled by gains in a handful of mega-cap tech stocks dubbed, "The Magnificent 7,” riding a wave of enthusiasm for advances in artificial intelligence (“AI”). However, the third quarter saw sentiment reverse due to persisting macro headwinds.
Most of the Fund’s underperformance relative to the MSCI World Index (Net) occurred in the first half of 2023, largely due to the above-mentioned run in mega-cap tech stocks, many of which were outside of the Fund’s investable universe, as they do not pay a dividend. From a factor perspective, exposure to dividend yield and low beta3 were headwinds to relative return.
During the reporting period, which sectors and/or countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?
During the reporting period, the sectors that detracted most significantly from the Fund’s relative performance included financials and communications services. Banks were responsible for the underperformance in financials, due to the Fund’s exposure to regional U.S. bank holdings during the banking turmoil that occurred in the first quarter of 2023. Underperformance in communication services resulted from the Fund’s lack of exposure to two mega-cap interactive media and services companies with outsized returns.
On the positive side, energy and health care provided the strongest contributions to the Fund’s relative returns, based on stock selection in both sectors. (Contributions take weightings and total returns into account.) By country, positions in the United States and U.K. detracted most, whereas positions in France and Germany bolstered relative returns.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
Top contributors to the Fund’s absolute performance during the reporting period included U.S.-based semiconductor company Broadcom and France-based global energy company TotalEnergies.
Broadcom designs and manufactures digital and analog semiconductors focused on connectivity. It also develops and maintains software for mainframe applications. Shares outperformed on solid earnings and excitement around the company’s networking products, which help in the process of generative AI. Broadcom’s AI-focused sales doubled compared to a year ago, supporting improved medium-term forward growth guidance. The company returns cash to shareholders via an attractive dividend, with a target of paying out 50% of free cash flow. The balance of cash generation is used to fund debt reduction, share repurchases and/or accretive mergers and acquisitions.
TotalEnergies explores and produces oil & gas, refines petroleum products, manufactures petrochemicals and operates gas stations. The company is also growing its presence in generating electricity from renewable sources. Shares outperformed despite falling oil & gas prices as the company paid a special dividend in December 2022, announced new projects and partnerships that helped offset Russian impairments, and benefited from elevated refining margins. Management remains focused on driving cash flow growth from liquified natural gas (LNG) and integrated power, which includes renewables. TotalEnergies' global scale, strong balance sheet, integrated business model, capital flexibility and cost discipline allow it to pay a sustainable dividend through commodity price cycles, and reward shareholders with buybacks using excess free cash flow.
Among the most significant detractors from the Fund’s absolute performance during the same period were U.S.-based regional bank Columbia Banking System and Canada-based crop nutrient producer and distributor Nutrien.
Columbia Banking System operates in Washington, Oregon, and Northern California. The company’s local low-cost deposit franchise, diversified loan portfolio and well-capitalized balance sheet generally position it to earn mid-teens returns on equity on a mid-cycle basis. Shares declined, along with banking industry peers, as the failures of Silicon Valley Bank and Signature Bank in March 2023 caused a crisis of confidence that reverberated through the entire sector during the remainder of the reporting period. Although the crisis may result in higher near-term funding costs and increased retained capital levels for the industry, we believe Columbia's low-cost deposit franchise, coupled with expense synergies from its recent merger with Umpqua Holdings,

1.	Effective on or about March 31, 2024, William W. Priest will no longer serve as a portfolio manager for the Fund.
2.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
3.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
9

should generate continued strong earnings power and support attractive, growing dividends. We also expect the company to direct excess capital toward share buybacks during periods of normal economic conditions.
A major producer of crop nutrients, including potash, nitrogen, and phosphate, Nutrien also operates an extensive retail network for the distribution of nutrients to growers in the United States, Canada, Australia and Brazil, while providing an expanding suite of value-enhancing services. Shares underperformed after the company reported weaker-than-expected quarterly results, and subsequently lowered its full-year guidance, mainly due to falling potash and ammonia prices. Fundamentals remain solid for the agriculture industry, as crop prices are expected to remain elevated, incentivizing farmers to spend on crop nutrients such as potash to maximize yield. The company has a transparent shareholder distribution policy that includes an attractive and growing dividend, along with regular share repurchases.
What were some of the Fund’s largest purchases and sales during the reporting period?
New positions initiated during the reporting period included digital services and hardware provider Dell Technologies and midstream energy firm The Williams Companies, both based in the United States.
Dell serves the infrastructure marketplace by providing servers and data storage, as well as the consumer and commercial space with personal computing hardware and peripherals. Growth is driven by increasing data storage, processing and computing needs, and by share capture through attractive technology and pricing. The company targets a return of 40-60% cash generation back to shareholders, which is done through a combination of a growing dividend and periodic share repurchases. Additional cash generation is directed to slight debt reduction and tuck-in mergers and acquisitions to broaden its addressable market.
Williams provides natural gas gathering, processing, transportation and storage services, natural gas liquid (NGL) fractionation, transportation and storage, and marketing services to customers in North America. The company generates stable and strong cash flow from mostly fee-based contracts. Cash flow growth is driven by a pipeline of attractive new projects and could be boosted by bolt-on acquisitions. Williams rewards its shareholders with an attractive and growing dividend.
The Fund’s most significant sales during the same period included closing its entire positions in regional bank KeyCorp and engineering and manufacturing firm Hubbell, both based in the United States.
KeyCorp operates branches in 15 states in the Northeast, Midwest and Northwest United States. Although the company has a valuable, low-cost deposit franchise, we believe the slower repricing of KeyCorp’s securities portfolio relative to peers limits the near-term ability for earnings to inflect higher with interest rates. As higher capital standards for the industry are expected to be imposed by regulators, we anticipate that KeyCorp will need to build equity by retaining a greater proportion of earnings, holding dividends flat, and deferring share repurchases for several years. We exited the Fund’s position in order to reallocate funds toward other companies in the sector that offer stronger potential for capital returns over the medium term.
Hubbell provides highly engineered utility solutions and electrical products for a broad range of applications, enabling utility, as well as commercial and industrial customers to operate critical infrastructure safely, reliably, and efficiently. The company has continued to generate robust cash flow in recent periods. However, we believe share price appreciation has constrained the company's shareholder yield potential. We exited the Fund’s position to reallocate capital toward more attractive investment opportunities.
How did the Fund’s sector and country weightings change during the reporting period?
During the reporting period, the Fund’s most significant sector allocation changes included decreases in financials and energy, and increases in information technology and industrials. The Fund's most significant country allocation changes during the reporting period were increases in South Korea and France, and reductions in Canada and Denmark. The Fund’s sector and country allocations are a result of our bottom-up, fundamental investment process, and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2023, the Fund’s largest sector positions on an absolute basis included information technology, health care and industrials, while the smallest sector positions were real estate, energy and materials. Compared to the MSCI World Index (Net), the Fund’s most overweight sector allocation was to utilities, a defensive sector that is typically well-represented in the Fund. The Fund’s most significantly underweight allocations were to the information technology and consumer discretionary sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay Epoch Global Equity Yield Fund

Portfolio of Investments October 31, 2023†^
	Shares	Value
Common Stocks 99.1%
Austria 0.5%
BAWAG Group AG (Banks) (a)	85,929	$ 3,813,247
Canada 5.2%
BCE, Inc. (Diversified Telecommunication Services)	108,439	4,025,556
Manulife Financial Corp. (Insurance)	341,759	5,949,207
Nutrien Ltd. (Chemicals)	87,543	4,701,059
Restaurant Brands International, Inc. (Hotels, Restaurants & Leisure) (b)	160,984	10,818,125
Rogers Communications, Inc., Class B (Wireless Telecommunication Services)	105,700	3,916,255
Royal Bank of Canada (Banks)	43,726	3,492,404
TELUS Corp. (Diversified Telecommunication Services)	237,290	3,826,071
		36,728,677
France 4.4%
AXA SA (Insurance)	180,031	5,325,170
Cie Generale des Etablissements Michelin SCA (Automobile Components)	134,291	3,981,455
Orange SA (Diversified Telecommunication Services)	477,674	5,615,292
TotalEnergies SE (Oil, Gas & Consumable Fuels)	181,272	12,122,007
Vinci SA (Construction & Engineering)	37,355	4,129,606
		31,173,530
Germany 5.2%
Allianz SE (Registered) (Insurance)	18,512	4,326,889
Bayer AG (Registered) (Pharmaceuticals)	81,320	3,498,577
Deutsche Post AG (Air Freight & Logistics)	179,341	6,975,604
Deutsche Telekom AG (Registered) (Diversified Telecommunication Services)	500,337	10,839,600
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Insurance)	12,699	5,085,833
Siemens AG (Registered) (Industrial Conglomerates)	44,458	5,878,245
		36,604,748
Italy 0.6%
Snam SpA (Gas Utilities)	840,086	3,848,915
Japan 2.0%
Astellas Pharma, Inc. (Pharmaceuticals)	431,900	5,413,887
NET One Systems Co. Ltd. (IT Services)	245,800	3,723,284
	Shares	Value

Japan (continued)
Toyota Motor Corp. (Automobiles)	296,600	$ 5,068,079
		14,205,250
Norway 0.6%
Orkla ASA (Food Products)	622,699	4,288,844
Republic of Korea 2.3%
Hyundai Glovis Co. Ltd. (Air Freight & Logistics)	34,938	4,426,265
Samsung Electronics Co. Ltd., GDR (Technology Hardware, Storage & Peripherals)	5,973	7,442,358
SK Telecom Co. Ltd. (Wireless Telecommunication Services)	125,433	4,564,830
		16,433,453
Switzerland 1.5%
Novartis AG (Registered) (Pharmaceuticals)	109,966	10,219,893
Taiwan 1.2%
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	99,858	8,618,744
United Kingdom 6.5%
AstraZeneca plc, Sponsored ADR (Pharmaceuticals)	176,023	11,129,934
BAE Systems plc (Aerospace & Defense)	516,647	6,932,663
British American Tobacco plc (Tobacco)	127,899	3,814,862
Coca-Cola Europacific Partners plc (Beverages)	214,730	12,563,852
Imperial Brands plc (Tobacco)	180,747	3,846,753
Schroders plc (Capital Markets)	802,610	3,602,641
Unilever plc (Personal Care Products)	80,073	3,784,959
		45,675,664
United States 69.1%
AbbVie, Inc. (Biotechnology)	66,999	9,458,919
Air Products and Chemicals, Inc. (Chemicals)	17,751	5,013,592
American Electric Power Co., Inc. (Electric Utilities)	100,619	7,600,759
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	89,121	14,021,407
Apple, Inc. (Technology Hardware, Storage & Peripherals)	76,783	13,112,233
Bank of America Corp. (Banks)	250,105	6,587,766
Best Buy Co., Inc. (Specialty Retail)	58,134	3,884,514

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2023†^ (continued)
	Shares	Value
Common Stocks (continued)
United States (continued)
BlackRock, Inc. (Capital Markets)	6,047	$ 3,702,457
Bristol-Myers Squibb Co. (Pharmaceuticals)	62,738	3,232,889
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	19,605	16,495,059
Chevron Corp. (Oil, Gas & Consumable Fuels)	30,388	4,428,443
Cisco Systems, Inc. (Communications Equipment)	261,578	13,636,061
Coca-Cola Co. (The) (Beverages)	96,013	5,423,774
Columbia Banking System, Inc. (Banks)	202,764	3,988,368
Comcast Corp., Class A (Media)	157,243	6,492,563
Cummins, Inc. (Machinery)	35,600	7,700,280
CVS Health Corp. (Health Care Providers & Services)	58,869	4,062,550
Dell Technologies, Inc., Class C (Technology Hardware, Storage & Peripherals)	83,554	5,590,598
Dow, Inc. (Chemicals)	98,343	4,753,901
Duke Energy Corp. (Electric Utilities)	44,367	3,943,783
Eaton Corp. plc (Electrical Equipment)	35,474	7,375,399
Eli Lilly & Co. (Pharmaceuticals)	18,688	10,351,844
Emerson Electric Co. (Electrical Equipment)	77,796	6,921,510
Entergy Corp. (Electric Utilities)	44,620	4,265,226
Enterprise Products Partners LP (Oil, Gas & Consumable Fuels)	143,278	3,730,959
Evergy, Inc. (Electric Utilities)	79,023	3,883,190
Garmin Ltd. (Household Durables)	37,771	3,872,661
General Dynamics Corp. (Aerospace & Defense)	19,012	4,587,786
GSK plc (Pharmaceuticals)	221,177	3,917,922
Hasbro, Inc. (Leisure Products)	88,141	3,979,566
Home Depot, Inc. (The) (Specialty Retail)	17,751	5,053,532
Honeywell International, Inc. (Industrial Conglomerates)	20,608	3,776,622
International Business Machines Corp. (IT Services)	96,330	13,933,171
Iron Mountain, Inc. (Specialized REITs)	162,035	9,571,407
Johnson & Johnson (Pharmaceuticals)	33,571	4,979,922
JPMorgan Chase & Co. (Banks)	71,103	9,887,583
KLA Corp. (Semiconductors & Semiconductor Equipment)	24,051	11,296,755
Lazard Ltd., Class A (Capital Markets)	146,135	4,058,169
Linde plc (Chemicals)	25,718	9,828,391
Lockheed Martin Corp. (Aerospace & Defense)	12,629	5,741,649
	Shares	Value

United States (continued)
LyondellBasell Industries NV, Class A (Chemicals)	60,095	$ 5,422,973
McDonald's Corp. (Hotels, Restaurants & Leisure)	21,110	5,534,409
Medtronic plc (Health Care Equipment & Supplies)	97,387	6,871,627
Merck & Co., Inc. (Pharmaceuticals)	72,515	7,447,290
MetLife, Inc. (Insurance)	132,368	7,943,404
Microsoft Corp. (Software)	50,075	16,930,857
MPLX LP (Oil, Gas & Consumable Fuels)	106,071	3,822,799
MSC Industrial Direct Co., Inc., Class A (Trading Companies & Distributors)	99,005	9,380,724
Nestle SA (Registered) (Food Products)	46,347	4,996,193
NetApp, Inc. (Technology Hardware, Storage & Peripherals)	76,599	5,574,875
NextEra Energy, Inc. (Electric Utilities)	114,108	6,652,496
NiSource, Inc. (Multi-Utilities)	153,434	3,860,399
Omnicom Group, Inc. (Media)	53,409	4,000,868
Paychex, Inc. (Professional Services)	42,854	4,758,937
PepsiCo, Inc. (Beverages)	33,425	5,457,634
Pfizer, Inc. (Pharmaceuticals)	132,114	4,037,404
Philip Morris International, Inc. (Tobacco)	100,731	8,981,176
Pinnacle West Capital Corp. (Electric Utilities)	50,131	3,718,718
PNC Financial Services Group, Inc. (The) (Banks)	32,316	3,699,212
Realty Income Corp. (Retail REITs)	88,721	4,203,601
Regions Financial Corp. (Banks)	226,773	3,295,012
Roche Holding AG (Pharmaceuticals)	14,398	3,701,393
RTX Corp. (Aerospace & Defense)	70,693	5,753,703
Sanofi SA (Pharmaceuticals)	105,639	9,579,257
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	47,975	6,812,930
Travelers Cos., Inc. (The) (Insurance)	21,775	3,646,006
Truist Financial Corp. (Banks)	128,315	3,639,013
U.S. Bancorp (Banks)	120,945	3,855,727
United Parcel Service, Inc., Class B (Air Freight & Logistics)	23,691	3,346,354
UnitedHealth Group, Inc. (Health Care Providers & Services)	20,669	11,069,490
Vail Resorts, Inc. (Hotels, Restaurants & Leisure)	30,999	6,579,538
Verizon Communications, Inc. (Diversified Telecommunication Services)	111,121	3,903,681
VICI Properties, Inc. (Specialized REITs)	151,822	4,235,834
Walmart, Inc. (Consumer Staples Distribution & Retail)	69,827	11,410,430
WEC Energy Group, Inc. (Multi-Utilities)	47,998	3,906,557

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Epoch Global Equity Yield Fund

	Shares	Value
Common Stocks (continued)
United States (continued)
Williams Cos., Inc. (The) (Oil, Gas & Consumable Fuels)	118,176	$ 4,065,254
		486,238,955
Total Common Stocks (Cost $573,705,102)		697,849,920
Short-Term Investments 1.1%
Affiliated Investment Company 0.6%
United States 0.6%
MainStay U.S. Government Liquidity Fund, 5.275% (c)	3,959,709	3,959,709
Unaffiliated Investment Company 0.5%
United States 0.5%
Invesco Government & Agency Portfolio, 5.357% (c)(d)	3,516,225	3,516,225
Total Short-Term Investments (Cost $7,475,934)		7,475,934
Total Investments (Cost $581,181,036)	100.2%	705,325,854
Other Assets, Less Liabilities	(0.2)	(1,466,493)
Net Assets	100.0%	$ 703,859,361

†	Percentages indicated are based on Fund net assets.
^	Industry and country classifications may be different than those used for compliance monitoring purposes.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	All or a portion of this security was held on loan. As of October 31, 2023, the aggregate market value of securities on loan was $3,447,198. The Fund received cash collateral with a value of $3,516,225. (See Note 2(I))
(c)	Current yield as of October 31, 2023.
(d)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2023†^ (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 18,620	$ 211,528	$ (226,188)	$ —	$ —	$ 3,960	$ 347	$ —	3,960
Abbreviation(s):
ADR—American Depositary Receipt
GDR—Global Depositary Receipt
REIT—Real Estate Investment Trust
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 697,849,920	$ —	$ —	$ 697,849,920
Short-Term Investments
Affiliated Investment Company	3,959,709	—	—	3,959,709
Unaffiliated Investment Company	3,516,225	—	—	3,516,225
Total Short-Term Investments	7,475,934	—	—	7,475,934
Total Investments in Securities	$ 705,325,854	$ —	$ —	$ 705,325,854

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Epoch Global Equity Yield Fund

The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent †^
Aerospace & Defense	$ 23,015,801	3.3%
Air Freight & Logistics	14,748,223	2.1
Automobile Components	3,981,455	0.6
Automobiles	5,068,079	0.7
Banks	42,258,332	6.0
Beverages	23,445,260	3.3
Biotechnology	9,458,919	1.3
Capital Markets	11,363,267	1.6
Chemicals	29,719,916	4.2
Communications Equipment	13,636,061	1.9
Construction & Engineering	4,129,606	0.6
Consumer Staples Distribution & Retail	11,410,430	1.6
Diversified Telecommunication Services	28,210,200	4.0
Electric Utilities	30,064,172	4.3
Electrical Equipment	14,296,909	2.0
Food Products	9,285,037	1.3
Gas Utilities	3,848,915	0.5
Health Care Equipment & Supplies	6,871,627	1.0
Health Care Providers & Services	15,132,040	2.1
Hotels, Restaurants & Leisure	22,932,072	3.3
Household Durables	3,872,661	0.6
Industrial Conglomerates	9,654,867	1.4
Insurance	32,276,509	4.6
IT Services	17,656,455	2.5
Leisure Products	3,979,566	0.6
Machinery	7,700,280	1.1
Media	10,493,431	1.5
Multi-Utilities	7,766,956	1.1
Oil, Gas & Consumable Fuels	28,169,462	4.0
Personal Care Products	3,784,959	0.5
Pharmaceuticals	77,510,212	11.0
Professional Services	4,758,937	0.7
Retail REITs	4,203,601	0.6
Semiconductors & Semiconductor Equipment	57,244,895	8.1
Software	16,930,857	2.4
Specialized REITs	13,807,241	2.0
Specialty Retail	8,938,046	1.3
Technology Hardware, Storage & Peripherals	31,720,064	4.5
Tobacco	16,642,791	2.4
Trading Companies & Distributors	9,380,724	1.3
Wireless Telecommunication Services	8,481,085	1.2
	697,849,920	99.1
	Value	Percent †^
Short-Term Investments	$ 7,475,934	1.1%
Other Assets, Less Liabilities	(1,466,493)	(0.2)
Net Assets	$703,859,361	100.0%

†	Percentages indicated are based on Fund net assets.

^	Industry and country classifications may be different than those used for compliance monitoring purposes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $577,221,327) including securities on loan of $3,447,198	$701,366,145
Investment in affiliated investment companies, at value (identified cost $3,959,709)	3,959,709
Cash denominated in foreign currencies (identified cost $1,406,182)	1,408,404
Receivables:
Dividends	3,755,519
Fund shares sold	368,762
Securities lending	923
Other assets	67,225
Total assets	710,926,687
Liabilities
Cash collateral received for securities on loan	3,516,225
Due to custodian	8,859
Payables:
Fund shares redeemed	2,725,902
Manager (See Note 3)	470,132
Transfer agent (See Note 3)	212,281
Shareholder communication	53,795
NYLIFE Distributors (See Note 3)	34,724
Custodian	22,538
Professional fees	21,854
Trustees	142
Accrued expenses	874
Total liabilities	7,067,326
Net assets	$703,859,361
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 37,614
Additional paid-in-capital	613,675,036
613,712,650
Total distributable earnings (loss)	90,146,711
Net assets	$703,859,361
Class A
Net assets applicable to outstanding shares	$111,149,238
Shares of beneficial interest outstanding	5,926,578
Net asset value per share outstanding	$ 18.75
Maximum sales charge (5.50% of offering price)	1.09
Maximum offering price per share outstanding	$ 19.84
Investor Class
Net assets applicable to outstanding shares	$ 7,787,548
Shares of beneficial interest outstanding	416,194
Net asset value per share outstanding	$ 18.71
Maximum sales charge (5.00% of offering price)	0.98
Maximum offering price per share outstanding	$ 19.69
Class C
Net assets applicable to outstanding shares	$ 9,215,468
Shares of beneficial interest outstanding	493,514
Net asset value and offering price per share outstanding	$ 18.67
Class I
Net assets applicable to outstanding shares	$573,786,172
Shares of beneficial interest outstanding	30,674,776
Net asset value and offering price per share outstanding	$ 18.71
Class R2
Net assets applicable to outstanding shares	$ 205,609
Shares of beneficial interest outstanding	10,951
Net asset value and offering price per share outstanding(a)	$ 18.77
Class R3
Net assets applicable to outstanding shares	$ 720,601
Shares of beneficial interest outstanding	38,449
Net asset value and offering price per share outstanding	$ 18.74
Class R6
Net assets applicable to outstanding shares	$ 994,725
Shares of beneficial interest outstanding	53,901
Net asset value and offering price per share outstanding	$ 18.45

(a)	The difference between the calculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Epoch Global Equity Yield Fund

Statement of Operations for the year ended October 31, 2023
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $1,435,284)	$30,793,563
Dividends-affiliated	346,836
Securities lending, net	87,634
Total income	31,228,033
Expenses
Manager (See Note 3)	6,351,357
Transfer agent (See Note 3)	1,492,406
Distribution/Service—Class A (See Note 3)	305,097
Distribution/Service—Investor Class (See Note 3)	21,454
Distribution/Service—Class C (See Note 3)	132,722
Distribution/Service—Class R2 (See Note 3)	570
Distribution/Service—Class R3 (See Note 3)	3,515
Professional fees	160,662
Registration	118,497
Custodian	65,703
Interest expense	52,765
Trustees	23,100
Shareholder communication	5,809
Shareholder service (See Note 3)	931
Miscellaneous	41,198
Total expenses before waiver/reimbursement	8,775,786
Expense waiver/reimbursement from Manager (See Note 3)	(639,408)
Reimbursement from prior custodian(a)	(2,205)
Net expenses	8,134,173
Net investment income (loss)	23,093,860
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	27,124,256
Foreign currency transactions	(86,645)
Net realized gain (loss)	27,037,611
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	25,437,567
Translation of other assets and liabilities in foreign currencies	205,725
Net change in unrealized appreciation (depreciation)	25,643,292
Net realized and unrealized gain (loss)	52,680,903
Net increase (decrease) in net assets resulting from operations	$75,774,763

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statements of Changes in Net Assets
for the years ended October 31, 2023 and October 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 23,093,860	$ 25,786,976
Net realized gain (loss)	27,037,611	30,541,553
Net change in unrealized appreciation (depreciation)	25,643,292	(138,936,348)
Net increase (decrease) in net assets resulting from operations	75,774,763	(82,607,819)
Distributions to shareholders:
Class A	(3,322,177)	(2,921,191)
Investor Class	(228,072)	(188,229)
Class C	(244,643)	(296,524)
Class I	(21,686,277)	(24,118,312)
Class R2	(5,881)	(4,681)
Class R3	(16,055)	(11,174)
Class R6	(168,086)	(73,763)
Total distributions to shareholders	(25,671,191)	(27,613,874)
Capital share transactions:
Net proceeds from sales of shares	110,349,315	199,939,434
Net asset value of shares issued to shareholders in reinvestment of distributions	22,237,098	24,854,003
Cost of shares redeemed	(540,645,216)	(229,910,828)
Increase (decrease) in net assets derived from capital share transactions	(408,058,803)	(5,117,391)
Net increase (decrease) in net assets	(357,955,231)	(115,339,084)
Net Assets
Beginning of year	1,061,814,592	1,177,153,676
End of year	$ 703,859,361	$1,061,814,592
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Epoch Global Equity Yield Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 18.28	$ 20.18	$ 15.83	$ 18.75	$ 18.38
Net investment income (loss) (a)	0.46	0.41	0.45	0.46	0.57
Net realized and unrealized gain (loss)	0.55	(1.87)	4.43	(2.59)	1.42
Total from investment operations	1.01	(1.46)	4.88	(2.13)	1.99
Less distributions:
From net investment income	(0.54)	(0.44)	(0.53)	(0.45)	(0.59)
From net realized gain on investments	—	—	—	(0.34)	(1.03)
Total distributions	(0.54)	(0.44)	(0.53)	(0.79)	(1.62)
Net asset value at end of year	$ 18.75	$ 18.28	$ 20.18	$ 15.83	$ 18.75
Total investment return (b)	5.45%	(7.36)%	30.98%	(11.48)%	11.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.36%	2.08%	2.32%	2.74%	3.17%
Net expenses (c)	1.09%(d)	1.09%	1.09%(e)	1.09%(e)	1.10%(e)
Expenses (before waiver/reimbursement) (c)	1.16%(d)	1.16%	1.16%(e)	1.14%(e)	1.14%(e)
Portfolio turnover rate	30%	50%	27%	40%	24%
Net assets at end of year (in 000’s)	$ 111,149	$ 120,648	$ 134,982	$ 103,166	$ 125,791

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of 0.01%. (See Note 6)
(e)	Net of interest expense of less than 0.01%. (See Note 6)

	Year Ended October 31,
Investor Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 18.24	$ 20.14	$ 15.80	$ 18.72	$ 18.35
Net investment income (loss) (a)	0.45	0.39	0.44	0.46	0.57
Net realized and unrealized gain (loss)	0.54	(1.86)	4.42	(2.59)	1.42
Total from investment operations	0.99	(1.47)	4.86	(2.13)	1.99
Less distributions:
From net investment income	(0.52)	(0.43)	(0.52)	(0.45)	(0.59)
From net realized gain on investments	—	—	—	(0.34)	(1.03)
Total distributions	(0.52)	(0.43)	(0.52)	(0.79)	(1.62)
Net asset value at end of year	$ 18.71	$ 18.24	$ 20.14	$ 15.80	$ 18.72
Total investment return (b)	5.39%	(7.42)%	30.91%	(11.53)%	11.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.28%	2.02%	2.29%	2.70%	3.15%
Net expenses (c)	1.18%(d)	1.15%	1.15%(e)	1.13%(e)	1.11%(e)
Expenses (before waiver/reimbursement) (c)	1.19%(d)	1.16%	1.16%(e)	1.13%(e)	1.11%(e)
Portfolio turnover rate	30%	50%	27%	40%	24%
Net assets at end of year (in 000's)	$ 7,788	$ 7,976	$ 9,081	$ 7,897	$ 10,067

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of 0.01%. (See Note 6)
(e)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class C	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 18.19	$ 20.07	$ 15.73	$ 18.62	$ 18.25
Net investment income (loss) (a)	0.32	0.26	0.30	0.34	0.44
Net realized and unrealized gain (loss)	0.53	(1.86)	4.40	(2.57)	1.41
Total from investment operations	0.85	(1.60)	4.70	(2.23)	1.85
Less distributions:
From net investment income	(0.37)	(0.28)	(0.36)	(0.32)	(0.45)
From net realized gain on investments	—	—	—	(0.34)	(1.03)
Total distributions	(0.37)	(0.28)	(0.36)	(0.66)	(1.48)
Net asset value at end of year	$ 18.67	$ 18.19	$ 20.07	$ 15.73	$ 18.62
Total investment return (b)	4.67%	(8.07)%	30.00%	(12.14)%	10.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.65%	1.34%	1.59%	2.00%	2.47%
Net expenses (c)	1.84%(d)	1.84%	1.84%(e)	1.84%(e)	1.85%(e)
Expenses (before waiver/reimbursement) (c)	1.94%(d)	1.91%	1.91%(e)	1.88%(e)	1.87%(e)
Portfolio turnover rate	30%	50%	27%	40%	24%
Net assets at end of year (in 000’s)	$ 9,215	$ 15,801	$ 27,874	$ 42,298	$ 97,872

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of 0.01%. (See Note 6)
(e)	Net of interest expense of less than 0.01%. (See Note 6)

	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 18.23	$ 20.13	$ 15.79	$ 18.72	$ 18.34
Net investment income (loss) (a)	0.51	0.45	0.50	0.50	0.62
Net realized and unrealized gain (loss)	0.55	(1.86)	4.42	(2.59)	1.43
Total from investment operations	1.06	(1.41)	4.92	(2.09)	2.05
Less distributions:
From net investment income	(0.58)	(0.49)	(0.58)	(0.50)	(0.64)
From net realized gain on investments	—	—	—	(0.34)	(1.03)
Total distributions	(0.58)	(0.49)	(0.58)	(0.84)	(1.67)
Net asset value at end of year	$ 18.71	$ 18.23	$ 20.13	$ 15.79	$ 18.72
Total investment return (b)	5.73%	(7.08)%	31.32%	(11.31)%	12.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.59%	2.33%	2.59%	2.98%	3.44%
Net expenses (c)	0.84%(d)	0.84%	0.84%(e)	0.84%(e)	0.85%(e)
Expenses (before waiver/reimbursement) (c)	0.91%(d)	0.91%	0.91%(e)	0.89%(e)	0.89%(e)
Portfolio turnover rate	30%	50%	27%	40%	24%
Net assets at end of year (in 000’s)	$ 573,786	$ 910,693	$ 1,003,575	$ 1,106,793	$ 1,657,341

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of 0.01%. (See Note 6)
(e)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Epoch Global Equity Yield Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R2	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 18.30	$ 20.20	$ 15.84	$ 18.77	$ 18.39
Net investment income (loss) (a)	0.43	0.38	0.45	0.44	0.55
Net realized and unrealized gain (loss)	0.54	(1.87)	4.40	(2.60)	1.42
Total from investment operations	0.97	(1.49)	4.85	(2.16)	1.97
Less distributions:
From net investment income	(0.50)	(0.41)	(0.49)	(0.43)	(0.56)
From net realized gain on investments	—	—	—	(0.34)	(1.03)
Total distributions	(0.50)	(0.41)	(0.49)	(0.77)	(1.59)
Net asset value at end of year	$ 18.77	$ 18.30	$ 20.20	$ 15.84	$ 18.77
Total investment return (b)	5.28%	(7.49)%	30.76%	(11.66)%	11.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.20%	1.92%	2.35%	2.59%	3.02%
Net expenses (c)	1.25%(d)	1.25%	1.26%(e)	1.24%(e)	1.24%(e)
Expenses (before waiver/reimbursement) (c)	1.26%(d)	1.26%	1.28%(e)	1.24%(e)	1.24%(e)
Portfolio turnover rate	30%	50%	27%	40%	24%
Net assets at end of year (in 000’s)	$ 206	$ 211	$ 228	$ 459	$ 632

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of 0.01%. (See Note 6)
(e)	Net of interest expense of less than 0.01%. (See Note 6)

	Year Ended October 31,
Class R3	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 18.26	$ 20.16	$ 15.82	$ 18.74	$ 18.36
Net investment income (loss) (a)	0.38	0.32	0.37	0.40	0.53
Net realized and unrealized gain (loss)	0.56	(1.86)	4.42	(2.60)	1.40
Total from investment operations	0.94	(1.54)	4.79	(2.20)	1.93
Less distributions:
From net investment income	(0.46)	(0.36)	(0.45)	(0.38)	(0.52)
From net realized gain on investments	—	—	—	(0.34)	(1.03)
Total distributions	(0.46)	(0.36)	(0.45)	(0.72)	(1.55)
Net asset value at end of year	$ 18.74	$ 18.26	$ 20.16	$ 15.82	$ 18.74
Total investment return (b)	5.03%	(7.70)%	30.42%	(11.87)%	11.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.96%	1.66%	1.90%	2.33%	2.92%
Net expenses (c)	1.50%(d)	1.50%	1.50%(e)	1.49%(e)	1.49%(e)
Expenses (before waiver/reimbursement) (c)	1.51%(d)	1.51%	1.51%(e)	1.49%(e)	1.49%(e)
Portfolio turnover rate	30%	50%	27%	40%	24%
Net assets at end of year (in 000’s)	$ 721	$ 634	$ 643	$ 446	$ 568

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of 0.01%. (See Note 6)
(e)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R6	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 18.00	$ 19.88	$ 15.60	$ 18.73	$ 18.35
Net investment income (loss) (a)	0.55	0.44	0.54	0.54	0.63
Net realized and unrealized gain (loss)	0.51	(1.81)	4.34	(2.81)	1.43
Total from investment operations	1.06	(1.37)	4.88	(2.27)	2.06
Less distributions:
From net investment income	(0.61)	(0.51)	(0.60)	(0.52)	(0.65)
From net realized gain on investments	—	—	—	(0.34)	(1.03)
Total distributions	(0.61)	(0.51)	(0.60)	(0.86)	(1.68)
Net asset value at end of year	$ 18.45	$ 18.00	$ 19.88	$ 15.60	$ 18.73
Total investment return (b)	5.82%	(7.02)%	31.45%	(12.32)%	12.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.85%	2.33%	2.81%	3.18%	3.50%
Net expenses (c)	0.74%(d)	0.74%	0.74%(e)	0.74%(e)	0.75%(e)
Expenses (before waiver/reimbursement) (c)	0.75%(d)	0.75%	0.75%(e)	0.76%(e)	0.75%(e)
Portfolio turnover rate	30%	50%	27%	40%	24%
Net assets at end of year (in 000’s)	$ 995	$ 5,851	$ 769	$ 325	$ 67,054

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of 0.01%. (See Note 6)
(e)	Net of interest expense of less than 0.01%. (See Note 6)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Epoch Global Equity Yield Fund

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Global Equity Yield Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	August 2, 2006
Investor Class	November 16, 2009
Class C	November 16, 2009
Class I	December 27, 2005
Class R2*	February 28, 2014
Class R3*	February 29, 2016
Class R6	June 17, 2013

*	As of October 31, 2023, Class R2 and Class R3 shares are closed to new investors and, upon the close of business on December 29, 2023, Class R2 and Class R3 shares are closed to additional investments by existing shareholders. Additionally, Class R2 and Class R3 shares will be liquidated on or about February 28, 2024 (the "Liquidation Date"). It is expected that the Fund will distribute to remaining shareholders invested in Class R2 or Class R3 shares, on or promptly after the Liquidation Date, a liquidating distribution in cash or cash equivalents equal to the net asset value of such shares.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares under distribution plans pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
At a meeting held on September 25-26, 2023, the Board of Trustees (the “Board”) of the Trust, after careful consideration of a number of factors and upon the recommendation of the Fund's investment adviser, New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), approved a proposal to liquidate Class R2 and Class R3 shares of the Fund on or about February 28, 2024, pursuant to the terms of a plan of liquidation.
The Fund's investment objective is to seek a high level of income. Capital appreciation is a secondary investment objective.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated New York Life Investments as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to

23

Notes to Financial Statements (continued)
determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy. No securities held by the Fund as of October 31, 2023, were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close

24	MainStay Epoch Global Equity Yield Fund

and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of October 31, 2023 were fair valued in such a manner.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy. No securities held by the Fund as of October 31, 2023, were fair valued in such a manner.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
25

Notes to Financial Statements (continued)
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2023, are shown in the Portfolio of Investments.
(J) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign

26	MainStay Epoch Global Equity Yield Fund

securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund's investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
(L) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.09%; Class C, 1.84%; Class I, 0.84%; and Class R6, 0.74%. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2023, New York Life Investments earned fees from the Fund in the amount of $6,351,357 and waived fees and/or reimbursed certain class specific expenses in the amount of $639,408 and paid the Subadvisor fees in the amount of $3,175,678.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C
27

Notes to Financial Statements (continued)
shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the year ended October 31, 2023, shareholder service fees incurred by the Fund were as follows:

Class R2	$228
Class R3	703
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2023, were $5,336 and $505, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the year ended October 31, 2023, of $3,263 and $261, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 197,486	$—
Investor Class	16,376	—
Class C	25,410	—
Class I	1,251,423	—
Class R2	368	—
Class R3	1,128	—
Class R6	215	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R2	$36,374	17.7%
Class R3	36,350	5.0
Note 4-Federal Income Tax
As of October 31, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$612,656,429	$127,351,863	$(34,682,438)	$92,669,425
As of October 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$2,183,257	$(4,494,086)	$—	$92,457,540	$90,146,711

28	MainStay Epoch Global Equity Yield Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and partnership adjustment.
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $4,494,086, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$4,494	$—
The Fund utilized $27,168,289 of capital loss carryforwards during the year ended October 31, 2023.
During the years ended October 31, 2023 and October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$25,671,191	$27,613,874
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2023, the Fund utilized the line of credit for 2 days, maintained an average daily balance of $168,100,000, at a weighted average interest rate of 5.65% and incurred interest expense in the amount of $52,765. As of October 31, 2023, there were no borrowings outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2023, purchases and sales of securities, other than short-term securities, were $268,590 and $662,776, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2023 and October 31, 2022, were as follows:
29

Notes to Financial Statements (continued)
Class A	Shares	Amount
Year ended October 31, 2023:
Shares sold	751,565	$ 14,677,121
Shares issued to shareholders in reinvestment of distributions	135,691	2,666,106
Shares redeemed	(1,536,885)	(30,173,346)
Net increase (decrease) in shares outstanding before conversion	(649,629)	(12,830,119)
Shares converted into Class A (See Note 1)	24,709	482,972
Shares converted from Class A (See Note 1)	(49,895)	(971,102)
Net increase (decrease)	(674,815)	$ (13,318,249)
Year ended October 31, 2022:
Shares sold	859,251	$ 16,801,816
Shares issued to shareholders in reinvestment of distributions	125,489	2,385,618
Shares redeemed	(1,090,606)	(21,146,458)
Net increase (decrease) in shares outstanding before conversion	(105,866)	(1,959,024)
Shares converted into Class A (See Note 1)	29,554	588,529
Shares converted from Class A (See Note 1)	(11,185)	(221,782)
Net increase (decrease)	(87,497)	$ (1,592,277)

Investor Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	31,310	$ 606,554
Shares issued to shareholders in reinvestment of distributions	11,539	226,195
Shares redeemed	(56,797)	(1,110,126)
Net increase (decrease) in shares outstanding before conversion	(13,948)	(277,377)
Shares converted into Investor Class (See Note 1)	7,968	157,444
Shares converted from Investor Class (See Note 1)	(15,164)	(296,241)
Net increase (decrease)	(21,144)	$ (416,174)
Year ended October 31, 2022:
Shares sold	38,014	$ 744,939
Shares issued to shareholders in reinvestment of distributions	9,889	187,826
Shares redeemed	(48,380)	(945,633)
Net increase (decrease) in shares outstanding before conversion	(477)	(12,868)
Shares converted into Investor Class (See Note 1)	8,890	173,952
Shares converted from Investor Class (See Note 1)	(21,960)	(440,271)
Net increase (decrease)	(13,547)	$ (279,187)

Class C	Shares	Amount
Year ended October 31, 2023:
Shares sold	34,518	$ 670,163
Shares issued to shareholders in reinvestment of distributions	11,357	222,244
Shares redeemed	(405,654)	(7,904,116)
Net increase (decrease) in shares outstanding before conversion	(359,779)	(7,011,709)
Shares converted from Class C (See Note 1)	(15,575)	(305,574)
Net increase (decrease)	(375,354)	$ (7,317,283)
Year ended October 31, 2022:
Shares sold	39,389	$ 772,835
Shares issued to shareholders in reinvestment of distributions	14,494	276,826
Shares redeemed	(556,835)	(10,852,716)
Net increase (decrease) in shares outstanding before conversion	(502,952)	(9,803,055)
Shares converted from Class C (See Note 1)	(17,249)	(334,287)
Net increase (decrease)	(520,201)	$ (10,137,342)

Class I	Shares	Amount
Year ended October 31, 2023:
Shares sold	4,785,433	$ 93,311,010
Shares issued to shareholders in reinvestment of distributions	967,417	18,937,586
Shares redeemed	(25,084,792)	(494,922,086)
Net increase (decrease) in shares outstanding before conversion	(19,331,942)	(382,673,490)
Shares converted into Class I (See Note 1)	51,300	996,452
Shares converted from Class I (See Note 1)	(3,327)	(63,951)
Net increase (decrease)	(19,283,969)	$(381,740,989)
Year ended October 31, 2022:
Shares sold	9,092,022	$ 175,816,550
Shares issued to shareholders in reinvestment of distributions	1,156,561	21,916,216
Shares redeemed	(10,151,265)	(196,585,259)
Net increase (decrease) in shares outstanding before conversion	97,318	1,147,507
Shares converted into Class I (See Note 1)	11,840	233,859
Net increase (decrease)	109,158	$ 1,381,366

30	MainStay Epoch Global Equity Yield Fund

Class R2	Shares	Amount
Year ended October 31, 2023:
Shares issued to shareholders in reinvestment of distributions	299	$ 5,881
Shares redeemed	(896)	(17,100)
Net increase (decrease)	(597)	$ (11,219)
Year ended October 31, 2022:
Shares issued to shareholders in reinvestment of distributions	245	$ 4,681
Shares redeemed	(5)	(100)
Net increase (decrease)	240	$ 4,581

Class R3	Shares	Amount
Year ended October 31, 2023:
Shares sold	10,400	$ 205,116
Shares issued to shareholders in reinvestment of distributions	790	15,494
Shares redeemed	(7,480)	(146,993)
Net increase (decrease)	3,710	$ 73,617
Year ended October 31, 2022:
Shares sold	7,812	$ 153,343
Shares issued to shareholders in reinvestment of distributions	584	11,074
Shares redeemed	(5,566)	(107,411)
Net increase (decrease)	2,830	$ 57,006

Class R6	Shares	Amount
Year ended October 31, 2023:
Shares sold	45,710	$ 879,351
Shares issued to shareholders in reinvestment of distributions	8,444	163,592
Shares redeemed	(325,406)	(6,371,449)
Net increase (decrease)	(271,252)	$ (5,328,506)
Year ended October 31, 2022:
Shares sold	296,515	$ 5,649,951
Shares issued to shareholders in reinvestment of distributions	3,985	71,762
Shares redeemed	(14,048)	(273,251)
Net increase (decrease)	286,452	$ 5,448,462
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
31

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Epoch Global Equity Yield Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with the custodians and the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 22, 2023
32	MainStay Epoch Global Equity Yield Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For the fiscal year ended October 31, 2023, the Fund designated approximately $25,671,191 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2023 should be multiplied by 63.32% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2024, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2023. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2023.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
33

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
34	MainStay Epoch Global Equity Yield Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
36	MainStay Epoch Global Equity Yield Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
37

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5013736MS139-23	MSEGE11-12/23
(NYLIM) NL241

MainStay Epoch International Choice Fund

Message from the President and Annual Report
October 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Volatile economic and geopolitical forces drove market behavior during the 12-month reporting period ended October 31, 2023. While equity markets generally gained ground, bond prices trended broadly lower.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation and interest rate trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 7.1% in November 2022, and to 3.2% in October 2023. At the same time, the Fed increased the benchmark federal funds rate from 3.75%–4.00% at the beginning of the reporting period to 5.25%–5.50% as of October 31, 2023. As the pace of rate increases slowed during the period, investors hoped for an early shift to a looser monetary policy. However, comments from Fed members late in the period reinforced the central bank’s hawkish stance in response to surprisingly robust U.S. economic growth and rising wage pressures, thus increasing the likelihood that interest rates would stay higher for longer. International developed markets exhibited similar dynamics of elevated inflation and rising interest rates.
Despite the backdrop of high interest rates—along with political dysfunction in Washington D.C. and intensifying global geopolitical instability—equity markets managed to advance, supported by healthy consumer spending trends and persistent domestic economic growth. The S&P 500® Index, a widely regarded benchmark of large-cap U.S. market performance, gained ground, bolstered by the strong performance of energy stocks amid surging petroleum prices and mega-cap, growth-oriented, technology-related shares, which rose as investors flocked to companies creating the infrastructure for developments in artificial intelligence. Smaller-cap stocks and value-oriented shares produced milder returns. Among industry sectors, energy and information technology posted the strongest gains. Real estate declined most sharply under pressure from rising mortgage rates and weak levels of office occupancy. Developed international markets outperformed U.S. markets, with Europe benefiting during the first half of the period from unexpected economic resilience in the face of rising energy prices and the ongoing war in Ukraine. Emerging markets posted positive results but lagged developed markets, largely due to slow economic growth in China despite the relaxation of pandemic-era lockdowns.
Bond prices were driven lower by rising yields and increasing expectations of high interest rates for an extended period of time. The U.S. yield curve steepened, with the 30-year Treasury yield exceeding 5% for the first time in more than a decade. The yield curve remained inverted, with the 10-year Treasury yield ending the period at 4.88%, compared with 5.07% for the 2-year Treasury yield. Corporate bonds outperformed long-term Treasury bonds, but still trended lower under pressure from rising yields and an uptick in default rates. Among corporates, lower-credit-quality instruments performed slightly better than their higher-credit-quality counterparts, while floating rate securities performed better still.
In the face of today’s uncertain market environment, New York Life Investments remains dedicated to providing the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges.  For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2023
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 5.50% Initial Sales Charge	With sales charges	9/1/2006	7.28%	1.51%	1.13%	1.23%
		Excluding sales charges		13.52	2.67	1.70	1.23
Investor Class Shares[2]	Maximum 5.00% Initial Sales Charge	With sales charges	4/29/2008	7.53	1.24	0.91	1.63
		Excluding sales charges		13.19	2.39	1.49	1.63
Class C Shares	Maximum 1.00% CDSC	With sales charges	9/1/2006	11.33	1.63	0.70	2.38
	if Redeemed Within One Year of Purchase	Excluding sales charges		12.33	1.63	0.70	2.38
Class I Shares	No Sales Charge		12/31/1997	13.84	2.94	1.97	0.98
Class R1 Shares[3]	No Sales Charge		9/1/2006	13.73	2.83	1.87	1.08
Class R2 Shares[3]	No Sales Charge		9/1/2006	13.41	2.58	1.62	1.33
Class R3 Shares[3]	No Sales Charge		9/1/2006	13.13	2.30	1.35	1.58
SIMPLE Class Shares	No Sales Charge		8/31/2020	13.10	N/A	0.01	1.62

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
3.	As of October 31, 2023, Class R1, Class R2 and Class R3 shares are closed to new investors and, upon the close of business on December 29, 2023, Class R1, Class R2 and Class R3 shares are closed to additional investments by existing shareholders. Additionally, Class R1, Class R2 and Class R3 shares will be liquidated on or about February 28, 2024 (the "Liquidation Date"). It is expected that the Fund will distribute to remaining shareholders invested in Class R1, Class R2 or Class R3 shares, on or promptly after the Liquidation Date, a liquidating distribution in cash or cash equivalents equal to the net asset value of such shares.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
MSCI EAFE® Index (Net)[1]	14.40%	4.10%	3.05%
Morningstar Foreign Large Blend Category Average[2]	13.03	3.87	2.92

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The MSCI EAFE® Index (Net) is the Fund's primary broad-based securities market index for comparison purposes. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
2.	The Morningstar Foreign Large Blend Category Average is representative of funds that invest in a variety of big international stocks. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These funds primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to funds where neither growth nor value characteristics predominate. These funds typically will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Epoch International Choice Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch International Choice Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$904.30	$ 5.86	$1,019.05	$ 6.21	1.22%
Investor Class Shares	$1,000.00	$903.00	$ 7.24	$1,017.59	$ 7.68	1.51%
Class C Shares	$1,000.00	$899.50	$10.82	$1,013.81	$11.47	2.26%
Class I Shares	$1,000.00	$905.60	$ 4.56	$1,020.42	$ 4.84	0.95%
Class R1 Shares	$1,000.00	$905.20	$ 5.04	$1,019.91	$ 5.35	1.05%
Class R2 Shares	$1,000.00	$903.90	$ 6.24	$1,018.65	$ 6.61	1.30%
Class R3 Shares	$1,000.00	$902.80	$ 7.53	$1,017.29	$ 7.98	1.57%
SIMPLE Class Shares	$1,000.00	$903.20	$ 7.05	$1,017.79	$ 7.48	1.47%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of October 31, 2023 (Unaudited)
United Kingdom	23.6%
France	18.5
United States	16.1
Japan	15.8
Germany	6.1
Netherlands	4.5
Republic of Korea	3.7
Spain	3.5%
Finland	3.0
Singapore	2.0
Sweden	1.5
Other Assets, Less Liabilities	1.7
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2023 (excluding short-term investments) (Unaudited)
1.	Keyence Corp.
2.	Sony Group Corp.
3.	Coca-Cola Europacific Partners plc
4.	AstraZeneca plc, Sponsored ADR
5.	Compass Group plc
6.	Linde plc
7.	Asahi Group Holdings Ltd.
8.	Roche Holding AG
9.	Samsung Electronics Co. Ltd.
10.	TotalEnergies SE

8	MainStay Epoch International Choice Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Michael A. Welhoelter, CFA, William J. Booth, CFA, and Glen Petraglia, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.
How did MainStay Epoch International Choice Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2023?
For the 12 months ended October 31, 2023, Class I shares of MainStay Epoch International Choice Fund returned 13.84%, underperforming the 14.40% return of the Fund’s benchmark, the MSCI EAFE® Index (Net) (the “Index”). Over the same period, Class I shares outperformed the 13.03% return of the Morningstar Foreign Large Blend Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
Equity markets produced relatively strong returns over the reporting period despite global economic and geopolitical challenges. All sectors delivered positive results, with seven sectors posting double-digit returns. China's great reopening proved a disappointment, with weak GDP growth and a rather fragile Chinese real estate market negatively affecting broader market sentiment and spending patterns. The ongoing war between Russia and Ukraine, along with the escalation of the conflict in the Middle East, impacted supply chains, energy markets and food supplies and, most importantly, imposed unmeasurable humanitarian costs. Central banks remained hawkish in an effort to tame inflation with elevated interest rates and much higher bond yields. The long and variable lags of monetary policy took a toll on growth rates in most countries.
The Fund underperformed the Index primarily due to unfavorable security selection in the health care sector.
During the reporting period, which sectors and/or countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?
The sectors making the strongest positive contributions to the Fund’s performance relative to the Index included information technology, consumer staples, communication services and materials. (Contributions take weightings and total returns into account.) The strongest country contributions to relative performance came from holdings in the Netherlands, Spain and Sweden. As mentioned above, the health care sector detracted most significantly from relative returns. From a country perspective, the weakest contributions came from holdings in Japan, France, and the U.K.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The Fund’s top contributors to absolute performance included shares in Switzerland-based reinsurer Swiss Re, Netherlands-based semiconductor equipment maker ASML and France-based energy provider TotalEnergies.
The Fund’s holdings in Swiss Re appreciated significantly during the reporting period, as the company reported better-than-expected earnings and revenues. We sold the Fund’s position on strength.
ASML shares recovered after weak performance in 2022, despite an industry-wide downturn in semiconductor equipment capital expenditures. As the dominant photolithography equipment supplier to the semiconductor chip industry (and the only manufacturer of the extreme ultraviolet equipment necessary to produce the most advanced semiconductors), ASML benefited from strong demand for high-end chips used in 5G communications and artificial intelligence (“AI”) hardware. ASML's technology has a near-insurmountable competitive advantage, thereby protecting the company's high margins and free cash flow.
TotalEnergies benefited from rising energy prices during the reporting period. The company explores and produces oil and gas, refines petroleum products, manufactures petrochemicals and operates gas stations. We believe TotalEnergies offers a balanced energy transition strategy that provides a good compromise between reducing its carbon footprint and delivering cash flow growth, while maintaining leverage to commodity upside. The company is committed to providing a stable and well-covered dividend with further benefits to shareholders through share buybacks.
During the same period, the three most significant detractors from the Fund’s absolute performance, all in the health care sector, included Switzerland-based pharmaceutical and diagnostics equipment company Roche, Australia-based biopharmaceutical developer CSL and France-based biotechnology equipment maker Sartorius Stedim Biotech.
Roche shares traded lower during the reporting period based on the unfavorable clinical trial results for an Alzheimer drug. In addition, management guided for a decline in top-line sales for fiscal year 2023. A diversified global manufacturer of branded pharmaceuticals and diagnostic equipment, Roche’s key therapeutic areas include oncology, immunology and neuroscience. The company also operates a very attractive diagnostics business. The business model provides earnings stability, and as of the end of the reporting period, shares trade at a reasonable valuation relative to our estimate of intrinsic value.
CSL focuses on rare diseases and influenza vaccines, and has a market-leading position in plasma-derived therapies, where products do not face patent cliffs. The share price proved relatively weak after the company provided disappointing guidance for 2024, and we reduced the Fund’s position size.
The Fund exited its position in Sartorius Stedim Biotech given the company’s soft business results and weaker guidance. Management lowered sales guidance and margins for fiscal 2023

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
9

due to the fadeout of pandemic-related sales and destocking trends, which lasted much longer than expected. We closed the position in favor of higher conviction investment opportunities.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund’s most notable purchases during the reporting period included new positions in U.K.-based pharmaceutical company AstraZeneca, France-based regional bank BNP Paribas ("BNPP") and Germany-based residential real estate firm Vonovia.
AstraZeneca focuses on five primary areas: oncology, cardiovascular, renal and metabolism, respiratory and immunology, and rare disease. The key to the company’s superior research and development productivity is better target selection and target validation because of a strong focus on pharmacokinetics and pharmacodynamics. The company's pipeline is packed with many novel molecular entities and next-generation platform therapies with targeted drugs, along with other new modalities, such as antibody-drug conjugates, that position it to disrupt the biopharma industry. In our opinion, AstraZeneca’s prevailing share price does not reflect the risk-adjusted value of the company’s pipeline over the next several years. AstraZeneca generates high returns on invested capital, with a free cash flow yield of approximately 5%.
We took advantage of weakness in the financial services sector the spring of 2023 to build the Fund’s position in BNPP. The company conducts operations in approximately 74 countries, including all major international financial markets, and holds a leadership position in Europe. We expect BNPP to generate stable returns and grow organically, with further prospects for capital to be returned to shareholders through dividends and share buybacks. Management began to execute a €5 billion share buyback in 2023, in addition to the company’s regular, substantial cash dividend. BNPP’s capital position was improved by the timely sale of U.S. retail bank, Bank of the West, for $16.3 billion, giving BNPP a war chest for future investments and potential acquisitions at a time when the bank expects to benefit from rising interest rates. BNPP generates a respectable, high-single-digit return on equity. In our opinion, the current share price represents compelling value on various multiples, with a dividend yield greater than 6%.
Vonovia owns more than 550,000 residential units in Germany, Austria and Sweden, with a business model involving rent collection, property development, sales and value-added services to tenants. While the company’s stock declined in the first half of 2023 in response to rising interest rates and other financial pressures, performance improved in the third quarter of 2023, reflecting better-than-expected rental growth and management's focus on increasing balance sheet flexibility. We remain confident in the company's ability to manage the business through the current, higher-rate environment.
During the same period, the Fund’s most significant sales included its full positions in chip maker Taiwan Semiconductor Manufacturing Company ("TSMC"), U.K.-based hospitality company InterContinental Hotels and Sartorius Stedim Biotech, the latter of which is described above. We sold the Fund’s position in TSMC on strength, after the share price appreciated substantially, and in recognition of the impact that U.S. sanctions on China could have on TSMC's future sales. We sold the Fund’s position in InterContinental Hotels on the heels of strong share-price appreciation following the post-pandemic surge in travel demand and hotel bookings.
How did the Fund’s sector and/or country weightings change during the reporting period?
The Fund’s largest increases in sector weight during the reporting period were in financials, health care and energy. Conversely, the Fund saw reductions in exposure to the information technology and communication services sectors. From a country perspective, the Fund experienced its largest increases in exposure to Japan, Sweden and South Korea, and its most significant reductions in exposure to France and Switzerland.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2023, the Fund held its most overweight exposure relative to the Index in the information technology, consumer staples and consumer discretionary sectors. As of the same date, the Fund’s most underweight positions were in the financials, utilities and materials sectors. On a country basis, the Fund’s most notable overweight position was in France, while its most significantly underweight positions were in Japan and Australia.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay Epoch International Choice Fund

Portfolio of Investments October 31, 2023†^
	Shares	Value
Common Stocks 97.1%
Finland 3.0%
Nordea Bank Abp (Banks)	551,884	$ 5,799,443
France 18.5%
Airbus SE (Aerospace & Defense)	49,824	6,657,327
AXA SA (Insurance)	179,355	5,305,175
BNP Paribas SA (Banks)	96,345	5,534,466
Edenred SE (Financial Services)	59,407	3,158,013
LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	6,203	4,427,009
Pernod Ricard SA (Beverages)	22,751	4,032,200
TotalEnergies SE (Oil, Gas & Consumable Fuels)	108,182	7,234,338
		36,348,528
Germany 6.1%
Deutsche Telekom AG (Registered) (Diversified Telecommunication Services)	312,808	6,776,859
Vonovia SE (Real Estate Management & Development)	225,806	5,184,680
		11,961,539
Japan 15.8%
Asahi Group Holdings Ltd. (Beverages)	216,600	7,768,020
Hoya Corp. (Health Care Equipment & Supplies)	55,000	5,201,550
Keyence Corp. (Electronic Equipment, Instruments & Components)	24,000	9,207,323
Sony Group Corp. (Household Durables)	108,000	8,853,043
		31,029,936
Netherlands 4.5%
ASML Holding NV (Semiconductors & Semiconductor Equipment)	8,636	5,165,571
NN Group NV (Insurance)	115,653	3,702,990
		8,868,561
Republic of Korea 3.7%
Samsung Electronics Co. Ltd., GDR (Technology Hardware, Storage & Peripherals)	5,900	7,351,400
Singapore 2.0%
STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	100,829	3,838,604
	Shares	Value

Spain 3.5%
Amadeus IT Group SA (Hotels, Restaurants & Leisure)	74,063	$ 4,217,661
Industria de Diseno Textil SA (Specialty Retail) (a)	74,171	2,554,535
		6,772,196
Sweden 1.5%
Epiroc AB, Class A (Machinery)	174,577	2,869,879
United Kingdom 23.6%
AstraZeneca plc, Sponsored ADR (Pharmaceuticals)	136,900	8,656,187
BP plc (Oil, Gas & Consumable Fuels)	828,885	5,063,536
Coca-Cola Europacific Partners plc (Beverages)	148,387	8,682,123
Compass Group plc (Hotels, Restaurants & Leisure)	328,542	8,278,036
Lloyds Banking Group plc (Banks)	13,666,826	6,634,571
Rentokil Initial plc (Commercial Services & Supplies)	582,194	2,949,392
Unilever plc (Personal Care Products)	124,672	5,893,102
		46,156,947
United States 14.9%
CSL Ltd. (Biotechnology)	29,761	4,386,510
Ferguson plc (Trading Companies & Distributors)	30,262	4,535,214
Linde plc (Chemicals)	21,607	8,257,331
Roche Holding AG (Pharmaceuticals)	29,758	7,650,096
Schneider Electric SE (Electrical Equipment)	28,998	4,448,390
		29,277,541
Total Common Stocks (Cost $193,024,886)		190,274,574
Short-Term Investment 1.2%
Affiliated Investment Company 1.2%
United States 1.2%
MainStay U.S. Government Liquidity Fund, 5.275% (b)	2,331,774	2,331,774
Total Short-Term Investment (Cost $2,331,774)		2,331,774
Total Investments (Cost $195,356,660)	98.3%	192,606,348
Other Assets, Less Liabilities	1.7	3,362,233
Net Assets	100.0%	$ 195,968,581

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2023†^ (continued)
†	Percentages indicated are based on Fund net assets.
^	Industry and country classifications may be different than those used for compliance monitoring purposes.
(a)	All or a portion of this security was held on loan. As of October 31, 2023, the aggregate market value of securities on loan was $2,554,500. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $2,771,324. (See Note 2(I))
(b)	Current yield as of October 31, 2023.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 4,246	$ 66,568	$ (68,482)	$ —	$ —	$ 2,332	$ 156	$ —	2,332
Abbreviation(s):
ADR—American Depositary Receipt
GDR—Global Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 190,274,574	$ —	$ —	$ 190,274,574
Short-Term Investment
Affiliated Investment Company	2,331,774	—	—	2,331,774
Total Investments in Securities	$ 192,606,348	$ —	$ —	$ 192,606,348

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Epoch International Choice Fund

The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent †^
Aerospace & Defense	$ 6,657,327	3.4%
Banks	17,968,480	9.2
Beverages	20,482,343	10.4
Biotechnology	4,386,510	2.2
Chemicals	8,257,331	4.2
Commercial Services & Supplies	2,949,392	1.5
Diversified Telecommunication Services	6,776,859	3.5
Electrical Equipment	4,448,390	2.3
Electronic Equipment, Instruments & Components	9,207,323	4.7
Financial Services	3,158,013	1.6
Health Care Equipment & Supplies	5,201,550	2.7
Hotels, Restaurants & Leisure	12,495,697	6.4
Household Durables	8,853,043	4.5
Insurance	9,008,165	4.6
Machinery	2,869,879	1.5
Oil, Gas & Consumable Fuels	12,297,874	6.3
Personal Care Products	5,893,102	3.0
Pharmaceuticals	16,306,283	8.3
Real Estate Management & Development	5,184,680	2.6
Semiconductors & Semiconductor Equipment	9,004,175	4.6
Specialty Retail	2,554,535	1.3
Technology Hardware, Storage & Peripherals	7,351,400	3.7
Textiles, Apparel & Luxury Goods	4,427,009	2.3
Trading Companies & Distributors	4,535,214	2.3
	190,274,574	97.1
Short-Term Investment	2,331,774	1.2
Other Assets, Less Liabilities	3,362,233	1.7
Net Assets	$195,968,581	100.0%

†	Percentages indicated are based on Fund net assets.

^	Industry classifications may be different than those used for compliance monitoring purposes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $193,024,886) including securities on loan of $2,554,500	$190,274,574
Investment in affiliated investment companies, at value (identified cost $2,331,774)	2,331,774
Cash denominated in foreign currencies (identified cost $1,055,496)	1,055,701
Receivables:
Dividends	2,515,123
Fund shares sold	6,991
Securities lending	149
Other assets	47,072
Total assets	196,231,384
Liabilities
Due to custodian	2,645
Payables:
Manager (See Note 3)	133,374
Fund shares redeemed	58,982
Transfer agent (See Note 3)	25,389
Custodian	13,777
Professional fees	11,142
NYLIFE Distributors (See Note 3)	9,673
Shareholder communication	6,965
Trustees	24
Accrued expenses	832
Total liabilities	262,803
Net assets	$195,968,581
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 5,571
Additional paid-in-capital	262,292,945
262,298,516
Total distributable earnings (loss)	(66,329,935)
Net assets	$195,968,581
Class A
Net assets applicable to outstanding shares	$ 26,164,402
Shares of beneficial interest outstanding	744,019
Net asset value per share outstanding	$ 35.17
Maximum sales charge (5.50% of offering price)	2.05
Maximum offering price per share outstanding	$ 37.22
Investor Class
Net assets applicable to outstanding shares	$ 3,892,369
Shares of beneficial interest outstanding	110,951
Net asset value per share outstanding	$ 35.08
Maximum sales charge (5.00% of offering price)	1.85
Maximum offering price per share outstanding	$ 36.93
Class C
Net assets applicable to outstanding shares	$ 206,826
Shares of beneficial interest outstanding	6,005
Net asset value and offering price per share outstanding	$ 34.44
Class I
Net assets applicable to outstanding shares	$157,911,063
Shares of beneficial interest outstanding	4,487,830
Net asset value and offering price per share outstanding	$ 35.19
Class R1
Net assets applicable to outstanding shares	$ 130,539
Shares of beneficial interest outstanding	3,716
Net asset value and offering price per share outstanding	$ 35.13
Class R2
Net assets applicable to outstanding shares	$ 5,205,778
Shares of beneficial interest outstanding	148,054
Net asset value and offering price per share outstanding	$ 35.16
Class R3
Net assets applicable to outstanding shares	$ 2,420,761
Shares of beneficial interest outstanding	69,306
Net asset value and offering price per share outstanding	$ 34.93
SIMPLE Class
Net assets applicable to outstanding shares	$ 36,843
Shares of beneficial interest outstanding	1,050
Net asset value and offering price per share outstanding(a)	$ 35.07

(a)	The difference between the calculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Epoch International Choice Fund

Statement of Operations for the year ended October 31, 2023
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $586,509)	$ 5,576,200
Dividends-affiliated	156,129
Securities lending, net	3,157
Total income	5,735,486
Expenses
Manager (See Note 3)	1,748,223
Transfer agent (See Note 3)	150,755
Distribution/Service—Class A (See Note 3)	68,518
Distribution/Service—Investor Class (See Note 3)	10,807
Distribution/Service—Class C (See Note 3)	3,065
Distribution/Service—Class R2 (See Note 3)	15,191
Distribution/Service—Class R3 (See Note 3)	13,985
Distribution/Service—SIMPLE Class (See Note 3)	179
Registration	103,855
Professional fees	86,664
Custodian	40,384
Shareholder service (See Note 3)	8,974
Trustees	5,534
Shareholder communication	4,934
Miscellaneous	7,449
Total expenses before waiver/reimbursement	2,268,517
Expense waiver/reimbursement from Manager (See Note 3)	(50,666)
Reimbursement from prior custodian(a)	(444)
Net expenses	2,217,407
Net investment income (loss)	3,518,079
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	11,290,611
Foreign currency transactions	(58,009)
Net realized gain (loss)	11,232,602
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	14,485,472
Translation of other assets and liabilities in foreign currencies	278,652
Net change in unrealized appreciation (depreciation)	14,764,124
Net realized and unrealized gain (loss)	25,996,726
Net increase (decrease) in net assets resulting from operations	$29,514,805

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the years ended October 31, 2023 and October 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 3,518,079	$ 2,920,802
Net realized gain (loss)	11,232,602	1,022,038
Net change in unrealized appreciation (depreciation)	14,764,124	(65,685,573)
Net increase (decrease) in net assets resulting from operations	29,514,805	(61,742,733)
Distributions to shareholders:
Class A	(204,408)	(609,561)
Investor Class	(28,190)	(106,243)
Class C	—	(4,372)
Class I	(2,313,006)	(6,137,693)
Class R1	(374)	(3,987)
Class R2	(52,601)	(192,553)
Class R3	(14,715)	(78,119)
SIMPLE Class	(155)	(630)
Total distributions to shareholders	(2,613,449)	(7,133,158)
Capital share transactions:
Net proceeds from sales of shares	14,480,791	16,723,170
Net asset value of shares issued to shareholders in reinvestment of distributions	2,592,955	7,075,921
Cost of shares redeemed	(52,917,475)	(37,319,851)
Increase (decrease) in net assets derived from capital share transactions	(35,843,729)	(13,520,760)
Net increase (decrease) in net assets	(8,942,373)	(82,396,651)
Net Assets
Beginning of year	204,910,954	287,307,605
End of year	$195,968,581	$204,910,954
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Epoch International Choice Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 31.28	$ 41.50	$ 33.68	$ 35.57	$ 33.37
Net investment income (loss) (a)	0.54	0.35	0.34	0.17	0.74
Net realized and unrealized gain (loss)	3.68	(9.61)	7.66	(1.14)	1.96
Total from investment operations	4.22	(9.26)	8.00	(0.97)	2.70
Less distributions:
From net investment income	(0.33)	(0.96)	(0.18)	(0.92)	(0.50)
Net asset value at end of year	$ 35.17	$ 31.28	$ 41.50	$ 33.68	$ 35.57
Total investment return (b)	13.52%	(22.84)%(c)	23.80%	(2.87)%	8.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.44%	0.97%	0.83%	0.48%	2.19%
Net expenses (d)	1.22%	1.23%	1.21%	1.20%(e)	1.19%(e)
Portfolio turnover rate	34%	49%	43%	52%	47%
Net assets at end of year (in 000’s)	$ 26,164	$ 19,445	$ 26,613	$ 20,108	$ 23,114

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to a trade communications error. Excluding these items, total return would have been (22.89)%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Net of interest expense of less than 0.01%.

	Year Ended October 31,
Investor Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 31.20	$ 41.39	$ 33.60	$ 35.49	$ 33.30
Net investment income (loss) (a)	0.42	0.24	0.20	0.08	0.66
Net realized and unrealized gain (loss)	3.69	(9.60)	7.68	(1.13)	1.95
Total from investment operations	4.11	(9.36)	7.88	(1.05)	2.61
Less distributions:
From net investment income	(0.23)	(0.83)	(0.09)	(0.84)	(0.42)
Net asset value at end of year	$ 35.08	$ 31.20	$ 41.39	$ 33.60	$ 35.49
Total investment return (b)	13.19%	(23.07)%(c)	23.48%	(3.10)%	8.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.13%	0.67%	0.50%	0.23%	1.97%
Net expenses (d)	1.51%	1.52%	1.50%	1.46%(e)	1.41%(e)
Expenses (before waiver/reimbursement) (d)	1.68%	1.63%	1.59%	1.46%(e)	1.42%(e)
Portfolio turnover rate	34%	49%	43%	52%	47%
Net assets at end of year (in 000's)	$ 3,892	$ 3,795	$ 5,341	$ 5,308	$ 6,306

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to a trade communications error. Excluding these items, total return would have been (23.12)%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class C	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 30.66	$ 40.33	$ 32.90	$ 34.73	$ 32.54
Net investment income (loss) (a)	0.14	(0.01)	(0.28)	(0.17)	0.42
Net realized and unrealized gain (loss)	3.64	(9.49)	7.71	(1.13)	1.92
Total from investment operations	3.78	(9.50)	7.43	(1.30)	2.34
Less distributions:
From net investment income	—	(0.17)	—	(0.53)	(0.15)
Net asset value at end of year	$ 34.44	$ 30.66	$ 40.33	$ 32.90	$ 34.73
Total investment return (b)	12.33%	(23.66)%(c)	22.55%	(3.81)%	7.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.38%	(0.02)%	(0.71)%	(0.51)%	1.27%
Net expenses (d)	2.26%	2.27%	2.25%	2.21%(e)	2.16%(e)
Expenses (before waiver/reimbursement) (d)	2.43%	2.38%	2.28%	2.21%(e)	2.17%(e)
Portfolio turnover rate	34%	49%	43%	52%	47%
Net assets at end of year (in 000’s)	$ 207	$ 339	$ 1,081	$ 4,740	$ 6,416

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to a trade communications error. Excluding these items, total return would have been (23.71)%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Net of interest expense of less than 0.01%.

	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 31.30	$ 41.52	$ 33.69	$ 35.58	$ 33.40
Net investment income (loss) (a)	0.62	0.45	0.40	0.26	0.80
Net realized and unrealized gain (loss)	3.71	(9.61)	7.70	(1.14)	1.98
Total from investment operations	4.33	(9.16)	8.10	(0.88)	2.78
Less distributions:
From net investment income	(0.44)	(1.06)	(0.27)	(1.01)	(0.60)
Net asset value at end of year	$ 35.19	$ 31.30	$ 41.52	$ 33.69	$ 35.58
Total investment return (b)	13.84%	(22.63)%(c)	24.11%	(2.61)%	8.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.67%	1.27%	0.99%	0.76%	2.40%
Net expenses (d)	0.95%	0.95%	0.95%	0.95%(e)	0.94%(e)
Expenses (before waiver/reimbursement) (d)	0.97%	0.98%	0.96%	0.96%(e)	0.94%(e)
Portfolio turnover rate	34%	49%	43%	52%	47%
Net assets at end of year (in 000’s)	$ 157,911	$ 173,142	$ 241,084	$ 252,974	$ 355,348

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to a trade communications error. Excluding these items, total return would have been (22.68)%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Epoch International Choice Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R1	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 31.20	$ 41.39	$ 33.60	$ 35.48	$ 33.30
Net investment income (loss) (a)	0.74	0.48	0.36	0.21	0.81
Net realized and unrealized gain (loss)	3.55	(9.67)	7.68	(1.12)	1.93
Total from investment operations	4.29	(9.19)	8.04	(0.91)	2.74
Less distributions:
From net investment income	(0.36)	(1.00)	(0.25)	(0.97)	(0.56)
Net asset value at end of year	$ 35.13	$ 31.20	$ 41.39	$ 33.60	$ 35.48
Total investment return (b)	13.73%	(22.73)%(c)	24.00%	(2.69)%	8.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.95%	1.29%	0.88%	0.63%	2.43%
Net expenses (d)	1.05%	1.05%	1.05%	1.05%(e)	1.04%(e)
Expenses (before waiver/reimbursement) (d)	1.07%	1.08%	1.06%	1.06%(e)	1.04%(e)
Portfolio turnover rate	34%	49%	43%	52%	47%
Net assets at end of year (in 000’s)	$ 131	$ 32	$ 164	$ 201	$ 230

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to a trade communications error. Excluding these items, total return would have been (22.78)%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Net of interest expense of less than 0.01%.

	Year Ended October 31,
Class R2	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 31.26	$ 41.47	$ 33.65	$ 35.54	$ 33.33
Net investment income (loss) (a)	0.48	0.33	0.27	0.13	0.71
Net realized and unrealized gain (loss)	3.72	(9.63)	7.69	(1.14)	1.96
Total from investment operations	4.20	(9.30)	7.96	(1.01)	2.67
Less distributions:
From net investment income	(0.30)	(0.91)	(0.14)	(0.88)	(0.46)
Net asset value at end of year	$ 35.16	$ 31.26	$ 41.47	$ 33.65	$ 35.54
Total investment return (b)	13.41%	(22.89)%(c)	23.69%	(2.94)%	8.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.30%	0.93%	0.67%	0.39%	2.12%
Net expenses (d)	1.30%	1.30%	1.30%	1.30%(e)	1.29%(e)
Expenses (before waiver/reimbursement) (d)	1.32%	1.33%	1.31%	1.31%(e)	1.29%(e)
Portfolio turnover rate	34%	49%	43%	52%	47%
Net assets at end of year (in 000’s)	$ 5,206	$ 5,657	$ 8,886	$ 7,827	$ 10,884

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to a trade communications error. Excluding these items, total return would have been (22.94)%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R3	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 31.04	$ 41.18	$ 33.43	$ 35.31	$ 33.10
Net investment income (loss) (a)	0.39	0.24	0.17	0.04	0.62
Net realized and unrealized gain (loss)	3.69	(9.58)	7.64	(1.13)	1.95
Total from investment operations	4.08	(9.34)	7.81	(1.09)	2.57
Less distributions:
From net investment income	(0.19)	(0.80)	(0.06)	(0.79)	(0.36)
Net asset value at end of year	$ 34.93	$ 31.04	$ 41.18	$ 33.43	$ 35.31
Total investment return (b)	13.13%	(23.13)%(c)	23.37%	(3.21)%	7.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.07%	0.67%	0.41%	0.12%	1.85%
Net expenses (d)	1.57%	1.58%	1.55%	1.55%(e)	1.54%(e)
Portfolio turnover rate	34%	49%	43%	52%	47%
Net assets at end of year (in 000’s)	$ 2,421	$ 2,473	$ 4,104	$ 4,447	$ 5,134

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to a trade communications error. Excluding these items, total return would have been (23.18)%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Net of interest expense of less than 0.01%.

	Year Ended October 31,			August 31, 2020^ through October 31,
SIMPLE Class	2023	2022	2021	2020
Net asset value at beginning of period	$ 31.16	$ 41.39	$ 33.59	$ 35.90*
Net investment income (loss) (a)	0.38	0.14	0.11	(0.02)
Net realized and unrealized gain (loss)	3.70	(9.60)	7.69	(2.29)
Total from investment operations	4.08	(9.46)	7.80	(2.31)
Less distributions:
From net investment income	(0.17)	(0.77)	—	—
Net asset value at end of period	$ 35.07	$ 31.16	$ 41.39	$ 33.59
Total investment return (b)	13.10%	(23.26)%(c)	23.19%	(6.43)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.03%	0.40%	0.27%	(0.29)%
Net expenses (d)	1.58%	1.77%	1.74%	1.69%(e)
Expenses (before waiver/reimbursement) (d)	1.58%	1.88%	1.86%	1.69%(e)
Portfolio turnover rate	34%	49%	43%	52%
Net assets at end of period (in 000’s)	$ 37	$ 28	$ 34	$ 23

^	Inception date.
*	Based on the net asset value of Investor Class as of August 31, 2020.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to a trade communications error. Excluding these items, total return would have been (23.31)%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Net of interest expense of less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Epoch International Choice Fund

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch International Choice Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	September 1, 2006
Investor Class	April 29, 2008
Class C	September 1, 2006
Class I	December 31, 1997
Class R1*	September 1, 2006
Class R2*	September 1, 2006
Class R3*	September 1, 2006
SIMPLE Class	August 31, 2020

*	As of October 31, 2023, Class R1, Class R2 and Class R3 shares are closed to new investors and, upon the close of business on December 29, 2023, Class R1, Class R2 and Class R3 shares are closed to additional investments by existing shareholders. Additionally, Class R1, Class R2 and Class R3 shares will be liquidated on or about February 28, 2024 (the "Liquidation Date"). It is expected that the Fund will distribute to remaining shareholders invested in Class R1, Class R2 or Class R3 shares, on or promptly after the Liquidation Date, a liquidating distribution in cash or cash equivalents equal to the net asset value of such shares.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2, Class R3 and SIMPLE Class shares are offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
At a meeting held on September 25-26, 2023, the Board of Trustees (the “Board”) of the Trust, after careful consideration of a number of factors and upon the recommendation of the Fund’s investment adviser, New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), approved a proposal to liquidate Class R1, Class R2 and Class R3 shares of the Fund on or about February 28, 2024, pursuant to the terms of a plan of liquidation.
The Fund's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated New York Life Investments as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and

21

Notes to Financial Statements (continued)
procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal

22	MainStay Epoch International Choice Fund

market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy. No securities held by the Fund as of October 31, 2023, were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of October 31, 2023 were fair valued in such a manner.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy. No securities held by the Fund as of October 31, 2023, were fair valued in such a manner.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes
23

Notes to Financial Statements (continued)
in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected

24	MainStay Epoch International Choice Fund

in the Statement of Operations. Securities on loan as of October 31, 2023, are shown in the Portfolio of Investments.
(J) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund's investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $5 billion; 0.775% from $5 billion to $7.5 billion; and 0.75% in excess of $7.5 billion. During the year ended October 31, 2023, the effective management fee rate was 0.80% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.95% of its average daily net assets. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class R1, 1.05%; and Class R2, 1.30%. These voluntary waivers or reimbursements may be discontinued at any time without notice.
During the year ended October 31, 2023, New York Life Investments earned fees from the Fund in the amount of $1,748,223 and waived fees and/or reimbursed expenses, including the waiver/reimbursement of certain class specific expenses in the amount of $50,666 and paid the Subadvisor fees in the amount of $852,771.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
25

Notes to Financial Statements (continued)
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plan, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I and Class R1 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the year ended October 31, 2023, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 101
Class R2	6,076
Class R3	2,797
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2023, were $749 and $465, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares during the year ended October 31, 2023, of $35.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 16,137	$ —
Investor Class	22,404	(7,453)
Class C	1,595	(532)
Class I	105,242	—
Class R1	58	—
Class R2	3,603	—
Class R3	1,656	—
SIMPLE Class	60	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
SIMPLE Class	$25,009	67.9%

26	MainStay Epoch International Choice Fund

Note 4-Federal Income Tax
As of October 31, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$195,390,677	$16,616,826	$(19,401,155)	$(2,784,329)
As of October 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$3,553,295	$(67,223,910)	$—	$(2,659,320)	$(66,329,935)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $67,223,910, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$67,224	$—
The Fund utilized $11,170,399 of capital loss carryforwards during the year ended October 31, 2023.
During the years ended October 31, 2023 and October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$2,613,449	$7,133,158
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2023, purchases and sales of securities, other than short-term securities, were $70,435 and $104,687, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2023 and October 31, 2022, were as follows:
27

Notes to Financial Statements (continued)
Class A	Shares	Amount
Year ended October 31, 2023:
Shares sold	216,462	$ 7,624,665
Shares issued to shareholders in reinvestment of distributions	5,801	201,594
Shares redeemed	(104,849)	(3,898,138)
Net increase (decrease) in shares outstanding before conversion	117,414	3,928,121
Shares converted into Class A (See Note 1)	4,881	185,534
Net increase (decrease)	122,295	$ 4,113,655
Year ended October 31, 2022:
Shares sold	38,134	$ 1,358,832
Shares issued to shareholders in reinvestment of distributions	14,871	600,059
Shares redeemed	(74,618)	(2,638,760)
Net increase (decrease) in shares outstanding before conversion	(21,613)	(679,869)
Shares converted into Class A (See Note 1)	2,019	72,879
Net increase (decrease)	(19,594)	$ (606,990)

Investor Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	3,972	$ 149,834
Shares issued to shareholders in reinvestment of distributions	810	28,159
Shares redeemed	(11,345)	(420,451)
Net increase (decrease) in shares outstanding before conversion	(6,563)	(242,458)
Shares converted into Investor Class (See Note 1)	450	16,840
Shares converted from Investor Class (See Note 1)	(4,577)	(174,139)
Net increase (decrease)	(10,690)	$ (399,757)
Year ended October 31, 2022:
Shares sold	7,166	$ 247,942
Shares issued to shareholders in reinvestment of distributions	2,628	106,090
Shares redeemed	(16,541)	(586,739)
Net increase (decrease) in shares outstanding before conversion	(6,747)	(232,707)
Shares converted into Investor Class (See Note 1)	964	36,562
Shares converted from Investor Class (See Note 1)	(1,616)	(58,562)
Net increase (decrease)	(7,399)	$ (254,707)

Class C	Shares	Amount
Year ended October 31, 2023:
Shares sold	3,748	$ 136,472
Shares redeemed	(8,028)	(296,006)
Net increase (decrease) in shares outstanding before conversion	(4,280)	(159,534)
Shares converted from Class C (See Note 1)	(770)	(28,235)
Net increase (decrease)	(5,050)	$ (187,769)
Year ended October 31, 2022:
Shares sold	111	$ 3,989
Shares issued to shareholders in reinvestment of distributions	109	4,352
Shares redeemed	(14,594)	(484,423)
Net increase (decrease) in shares outstanding before conversion	(14,374)	(476,082)
Shares converted from Class C (See Note 1)	(1,386)	(50,879)
Net increase (decrease)	(15,760)	$ (526,961)

Class I	Shares	Amount
Year ended October 31, 2023:
Shares sold	131,195	$ 5,036,280
Shares issued to shareholders in reinvestment of distributions	66,235	2,297,693
Shares redeemed	(1,241,537)	(45,229,500)
Net increase (decrease)	(1,044,107)	$(37,895,527)
Year ended October 31, 2022:
Shares sold	403,328	$ 13,510,548
Shares issued to shareholders in reinvestment of distributions	151,372	6,097,248
Shares redeemed	(829,534)	(29,840,473)
Net increase (decrease)	(274,834)	$(10,232,677)

Class R1	Shares	Amount
Year ended October 31, 2023:
Shares sold	2,833	$ 102,178
Shares issued to shareholders in reinvestment of distributions	11	374
Shares redeemed	(167)	(6,248)
Net increase (decrease)	2,677	$ 96,304
Year ended October 31, 2022:
Shares sold	600	$ 23,070
Shares issued to shareholders in reinvestment of distributions	99	3,987
Shares redeemed	(3,623)	(131,374)
Net increase (decrease)	(2,924)	$ (104,317)

28	MainStay Epoch International Choice Fund

Class R2	Shares	Amount
Year ended October 31, 2023:
Shares sold	26,339	$ 991,406
Shares issued to shareholders in reinvestment of distributions	1,454	50,560
Shares redeemed	(60,673)	(2,239,388)
Net increase (decrease)	(32,880)	$ (1,197,422)
Year ended October 31, 2022:
Shares sold	28,186	$ 1,009,844
Shares issued to shareholders in reinvestment of distributions	4,626	186,691
Shares redeemed	(66,159)	(2,329,954)
Net increase (decrease)	(33,347)	$ (1,133,419)

Class R3	Shares	Amount
Year ended October 31, 2023:
Shares sold	11,642	$ 434,488
Shares issued to shareholders in reinvestment of distributions	417	14,420
Shares redeemed	(22,419)	(827,724)
Net increase (decrease)	(10,360)	$ (378,816)
Year ended October 31, 2022:
Shares sold	15,362	$ 566,824
Shares issued to shareholders in reinvestment of distributions	1,913	76,864
Shares redeemed	(37,287)	(1,308,128)
Net increase (decrease)	(20,012)	$ (664,440)

SIMPLE Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	146	$ 5,468
Shares issued to shareholders in reinvestment of distributions	5	155
Shares redeemed	(1)	(20)
Net increase (decrease)	150	$ 5,603
Year ended October 31, 2022:
Shares sold	65	$ 2,121
Shares issued to shareholders in reinvestment of distributions	16	630
Net increase (decrease)	81	$ 2,751
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
29

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Epoch International Choice Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 22, 2023
30	MainStay Epoch International Choice Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For the fiscal year ended October 31, 2023, the Fund designated approximately $3,199,958 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2023:
•    the total amount of taxes credited to foreign countries was $586,509.
•    the total amount of income sourced from foreign countries was $3,944,054.
In February 2024, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2023. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2023.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
31

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
32	MainStay Epoch International Choice Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
33

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
34	MainStay Epoch International Choice Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
35

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5013734MS139-23	MSEIC11-12/23
(NYLIM) NL319

MainStay Epoch U.S. Equity
Yield Fund

Message from the President and Annual Report
October 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Volatile economic and geopolitical forces drove market behavior during the 12-month reporting period ended October 31, 2023. While equity markets generally gained ground, bond prices trended broadly lower.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation and interest rate trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 7.1% in November 2022, and to 3.2% in October 2023. At the same time, the Fed increased the benchmark federal funds rate from 3.75%–4.00% at the beginning of the reporting period to 5.25%–5.50% as of October 31, 2023. As the pace of rate increases slowed during the period, investors hoped for an early shift to a looser monetary policy. However, comments from Fed members late in the period reinforced the central bank’s hawkish stance in response to surprisingly robust U.S. economic growth and rising wage pressures, thus increasing the likelihood that interest rates would stay higher for longer. International developed markets exhibited similar dynamics of elevated inflation and rising interest rates.
Despite the backdrop of high interest rates—along with political dysfunction in Washington D.C. and intensifying global geopolitical instability—equity markets managed to advance, supported by healthy consumer spending trends and persistent domestic economic growth. The S&P 500® Index, a widely regarded benchmark of large-cap U.S. market performance, gained ground, bolstered by the strong performance of energy stocks amid surging petroleum prices and mega-cap, growth-oriented, technology-related shares, which rose as investors flocked to companies creating the infrastructure for developments in artificial intelligence. Smaller-cap stocks and value-oriented shares produced milder returns. Among industry sectors, energy and information technology posted the strongest gains. Real estate declined most sharply under pressure from rising mortgage rates and weak levels of office occupancy. Developed international markets outperformed U.S. markets, with Europe benefiting during the first half of the period from unexpected economic resilience in the face of rising energy prices and the ongoing war in Ukraine. Emerging markets posted positive results but lagged developed markets, largely due to slow economic growth in China despite the relaxation of pandemic-era lockdowns.
Bond prices were driven lower by rising yields and increasing expectations of high interest rates for an extended period of time. The U.S. yield curve steepened, with the 30-year Treasury yield exceeding 5% for the first time in more than a decade. The yield curve remained inverted, with the 10-year Treasury yield ending the period at 4.88%, compared with 5.07% for the 2-year Treasury yield. Corporate bonds outperformed long-term Treasury bonds, but still trended lower under pressure from rising yields and an uptick in default rates. Among corporates, lower-credit-quality instruments performed slightly better than their higher-credit-quality counterparts, while floating rate securities performed better still.
In the face of today’s uncertain market environment, New York Life Investments remains dedicated to providing the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges.  For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2023
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 5.50% Initial Sales Charge	With sales charges	2/3/2009	-4.68%	5.37%	6.94%	1.05%
		Excluding sales charges		0.87	6.57	7.54	1.05
Investor Class Shares[2]	Maximum 5.00% Initial Sales Charge	With sales charges	11/16/2009	-4.43	5.11	6.71	1.30
		Excluding sales charges		0.60	6.31	7.31	1.30
Class B Shares[3]	Maximum 5.00% CDSC	With sales charges	5/8/2017	-5.02	5.18	5.28	2.06
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-0.16	5.51	5.28	2.06
Class C Shares	Maximum 1.00% CDSC	With sales charges	11/16/2009	-1.13	5.52	6.52	2.06
	if Redeemed Within One Year of Purchase	Excluding sales charges		-0.16	5.52	6.52	2.06
Class I Shares	No Sales Charge		12/3/2008	1.18	6.90	7.84	0.80
Class R1 Shares[4]	No Sales Charge		5/8/2017	1.01	6.74	6.48	0.90
Class R2 Shares[4]	No Sales Charge		5/8/2017	0.77	6.48	6.21	1.15
Class R3 Shares[4]	No Sales Charge		5/8/2017	0.46	6.20	5.94	1.40
Class R6 Shares	No Sales Charge		5/8/2017	1.19	6.94	6.69	0.73
SIMPLE Class Shares	No Sales Charge		8/31/2020	0.55	N/A	7.15	1.42

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
4.	As of October 31, 2023, Class R1, Class R2 and Class R3 shares are closed to new investors and, upon the close of business on December 29, 2023, Class R1, Class R2 and Class R3 shares are closed to additional investments by existing shareholders. Additionally, Class R1, Class R2 and Class R3 shares will be liquidated on or about February 28, 2024 (the "Liquidation Date"). It is expected that the Fund will distribute to remaining shareholders invested in Class R1, Class R2 or Class R3 shares, on or promptly after the Liquidation Date, a liquidating distribution in cash or cash equivalents equal to the net asset value of such shares.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Russell 1000® Value Index[1]	0.13%	6.60%	7.60%
U.S. Equity Yield Composite Index[2]	-0.20	5.78	8.18
Morningstar Large Value Category Average[3]	0.68	7.10	7.62

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Fund has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.
2.	The Fund has selected the U.S. Equity Yield Composite Index as its secondary benchmark. The U.S. Equity Yield Composite Index consists of the MSCI USA High Dividend Yield Index and the MSCI USA Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI USA High Dividend Yield Index is based on the MSCI USA Index and includes large- and mid-cap stocks. The MSCI USA High Dividend Yield Index is designed to reflect the performance of equities in the MSCI USA Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI USA Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large- and mid-cap U.S. equity universe. The MSCI USA Minimum Volatility (USD) Index is calculated by optimizing the MSCI USA Index in U.S. dollars for the lowest absolute risk (within a given set of constraints).
3.	The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Epoch U.S. Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. Equity Yield Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$969.70	$ 5.31	$1,019.81	$ 5.45	1.07%
Investor Class Shares	$1,000.00	$968.80	$ 6.60	$1,018.50	$ 6.77	1.33%
Class B Shares	$1,000.00	$965.00	$10.30	$1,014.72	$10.56	2.08%
Class C Shares	$1,000.00	$965.00	$10.30	$1,014.72	$10.56	2.08%
Class I Shares	$1,000.00	$971.70	$ 3.63	$1,021.53	$ 3.72	0.73%
Class R1 Shares	$1,000.00	$970.80	$ 4.57	$1,020.57	$ 4.69	0.92%
Class R2 Shares	$1,000.00	$969.80	$ 5.81	$1,019.31	$ 5.96	1.17%
Class R3 Shares	$1,000.00	$968.00	$ 7.04	$1,018.05	$ 7.22	1.42%
Class R6 Shares	$1,000.00	$971.70	$ 3.63	$1,021.53	$ 3.72	0.73%
SIMPLE Class Shares	$1,000.00	$968.30	$ 6.45	$1,018.65	$ 6.61	1.30%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of October 31, 2023 (Unaudited)
Banks	7.7%
Pharmaceuticals	7.4
Oil, Gas & Consumable Fuels	6.2
Semiconductors & Semiconductor Equipment	5.9
Electric Utilities	5.7
Insurance	5.7
Chemicals	5.1
Electrical Equipment	3.5
Health Care Providers & Services	3.4
Aerospace & Defense	3.0
Biotechnology	2.7
Specialized REITs	2.7
Capital Markets	2.6
Beverages	2.5
Multi–Utilities	2.5
Technology Hardware, Storage & Peripherals	2.4
Household Products	2.4
Media	2.3
Hotels, Restaurants & Leisure	1.9
Consumer Staples Distribution & Retail	1.8
Tobacco	1.8
Diversified Telecommunication Services	1.8%
Software	1.8
Machinery	1.7
Specialty Retail	1.5
Communications Equipment	1.5
Health Care Equipment & Supplies	1.4
IT Services	1.4
Trading Companies & Distributors	1.3
Commercial Services & Supplies	1.2
Professional Services	1.2
Industrial Conglomerates	1.0
Air Freight & Logistics	0.9
Leisure Products	0.8
Health Care REITs	0.6
Household Durables	0.5
Containers & Packaging	0.5
Industrial REITs	0.5
Retail REITs	0.5
Other Assets, Less Liabilities	0.7
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2023 (excluding short-term investments) (Unaudited)
1.	Broadcom, Inc.
2.	JPMorgan Chase & Co.
3.	Eli Lilly & Co.
4.	UnitedHealth Group, Inc.
5.	MetLife, Inc.
6.	AbbVie, Inc.
7.	Chevron Corp.
8.	Merck & Co., Inc.
9.	Walmart, Inc.
10.	Microsoft Corp.

8	MainStay Epoch U.S. Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Michael A. Welhoelter, CFA, William W. Priest,1 CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.
How did MainStay Epoch U.S. Equity Yield Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2023?
For the 12 months ended October 31, 2023, Class I shares of MainStay Epoch U.S. Equity Yield Fund returned 1.18%, outperforming the 0.13% return of the Fund’s primary benchmark, the Russell 1000® Value Index. Over the same period, Class I shares also outperformed the −0.20% return of the U.S. Equity Yield Composite Index, which is the Fund’s secondary benchmark, and the 0.68% return of the Morningstar Large Value Category Average.2
What factors affected the Fund’s relative performance during the reporting period?
The last twelve months saw sentiment swing several times as investors grappled with the trajectory of interest rates and global growth. While risk appetites trended downward in late 2022, the first quarter of 2023 marked a stark reversal in sentiment as broad market indices rose sharply on hopes of a soft-landing and disinflation traction. The first half of 2023 saw a sustained rally in U.S. equities fueled by a handful of mega-cap technology-related stocks riding a wave of enthusiasm for developments in artificial intelligence (“AI”), however the third quarter saw sentiment reverse due to persisting macro headwinds.
The Fund outperformed the Russell 1000® Value Index largely due to positive contributions from information technology and health care. (Contributions take weightings and total returns into account.) Overweight allocation and stock selection drove the Fund’s relatively strong returns in information technology. Exposure to select semiconductor stocks provided a tailwind, with one out-of-Index holding, in particular, significantly aiding relative returns. In health care, stock selection in pharmaceuticals bolstered relative returns, largely due to overweight exposure to the top-performing industry name in the Index.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the strongest positive contributions to the Fund’s performance relative to the Russell 1000® Value Index came from the information technology sector. Stock selection in health care further strengthened relative results. Conversely, underweight exposure to communication services detracted most significantly from relative returns, as it was the best-performing sector in the Index. Stock selection in communication services detracted from relative returns as well.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
Top contributors to the Fund’s absolute performance during the reporting period included U.S.-based pharmaceutical company Eli Lilly and Ireland-based power management firm Eaton.
Eli Lilly discovers, develops and commercializes medicines in large, growing and defensive therapeutic areas with high unmet needs. Shares trended steadily higher during the reporting period on continued enthusiasm for so-called "GLP-1" drugs, initially introduced to treat diabetes and subsequently applied to the obesity therapeutic area. Estimates of the potential size of the GLP-1 market are quite large, and Eli Lilly is one of two currently dominant players expected to roughly split the market between them. Eli Lilly shares also benefited from strong Phase 3 clinical study results for the company’s Alzheimer's drug candidate, which may be approved for marketing in the U.S. by the end of 2023. Eli Lilly returns cash to owners through a growing dividend and regular share repurchases. We believe the dividend is targeted to grow in line with earnings and is well covered by free cash flow.
Eaton manufactures engineered products for the industrial, vehicle, construction, commercial and aerospace markets. The share price responded positively to continued demand growth for Eaton's power management products, which drove an improved backlog in the company's electrical and aerospace business segments. As pandemic-related supply-chain constraints eased and orders were fulfilled, Eaton experienced accelerated organic sales growth and improved operating margins. We believe that Eaton is committed to paying an attractive, growing dividend and repurchasing shares, with both programs comfortably covered by free cash flow.
The most significant detractors from the Fund’s absolute performance during the same period included regional U.S. banks KeyCorp and U.S. Bancorp.
KeyCorp maintains branches in 15 states in the Northeast, Midwest, and Northwest United States. The company has a valuable, low-cost deposit franchise, a diversified loan portfolio and a well-capitalized balance sheet, which we believe should allow Keycorp to earn mid-teens returns on equity on a mid-cycle basis. Shares declined along with those of banking industry peers as the failures of Silicon Valley Bank and Signature Bank caused a crisis of confidence that reverberated through the entire sector. We believe KeyCorp will continue to generate strong earnings power. However, with higher capital standards for the industry expected to be imposed by regulators, we anticipate that KeyCorp will need to build equity by retaining a greater proportion of

1.	Effective on or about March 31, 2024, William W. Priest will no longer serve as a portfolio manager for the Fund.
2.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
9

earnings, holding dividends flat and deferring share repurchases for several years. We exited the Fund’s position in favor of other investment opportunities in the sector that offer stronger potential for capital returns over the medium term.
U.S. Bancorp serves retail and commercial customers throughout the Midwest and Western United States. Shares traded down as the regional bank crisis noted above reverberated through the financial services sector. Although the crisis may result in higher near-term funding costs and increased retained capital levels for the industry, we believe U.S. Bancorp's low-cost deposit franchise, coupled with expense synergies from the company’s recent merger with Union Bank, will generate continued strong earnings power and support attractive, growing dividends. We also expect the company to direct excess capital toward share buybacks during normal economic conditions.
What were some of the Fund’s largest purchases and sales during the reporting period?
Notable positions initiated during the reporting period included global pharmaceutical company Bristol-Myers Squibb, and technology hardware and gaming-focused real estate investment trust (“REIT”) VICI Properties, both located in the United States.
Bristol-Myers holds a broad portfolio of patent-protected drugs across multiple therapeutic areas, with several in-market blockbuster drugs, including oral anti-coagulant Eliquis, cancer drugs Opdivo and Yervoy, and immunology drug Orencia. In addition, the company's "new products portfolio" includes a number of recently approved drugs experiencing rapid growth. Bristol-Myers pays an attractive, well-covered and growing dividend, and has historically supplemented dividend payments with regular share repurchases. Following the company’s 2019 acquisition of Celgene, debt reduction took precedence over share buybacks however, with debt now substantially reduced, the company is expected to resume share repurchase activity.
VICI Properties owns a number of properties on the Las Vegas Strip (including Caesars Palace Las Vegas, MGM Grand Las Vegas, and the Venetian Resort Las Vegas) that it leases to top-tier operators. The company also holds a number of well-placed regional gaming assets, including the Hard Rock Casino Cincinnati, MGM National Harbor in Maryland, Century City Cape Girardeau in Missouri, the Borgata in Atlantic City and Harrah's Lake Tahoe, also with leading operators. All the properties are operated under long-term, triple net lease agreements. VICI pays a steadily growing dividend that yields approximately 5% and is expected to grow with Adjusted Funds From Operation per share in the mid-single digit range.
We closed a few of the Fund’s positions during the reporting period, including commercial REIT W.P. Carey and midstream energy company Magellan Midstream Partners, both based in the United States.
W.P. Carey owns a portfolio of commercial real estate leased to a broadly diverse group of tenants spanning multiple geographic regions. Shares fell on the announcement in September 2023 that the company would soon completely divest its office property portfolio. The announcement took the market by surprise and was met with some skepticism that the move would achieve management's goal of a material rerating of the company's cost of equity. Given the prospects of a smaller property portfolio, a challenging growth outlook near-term, and an expectation that the dividend would be re-based to reflect the company's somewhat smaller scale, we chose to close the position.
Magellan Midstream Partners transports, distributes and stores refined petroleum products and crude oil. The company has an attractive asset footprint, a strong balance sheet and the absence of burdensome Incentive Distribution Rights. Shares outperformed after the company’s midstream peer ONEOK announced the acquisition of Magellan Midstream Partners at an attractive valuation. We exited the Fund’s position in favor of other shareholder yield investments.
How did the Fund’s sector weightings change during the reporting period?
The Fund’s most significant sector weighting changes during the reporting period included decreases in financials and health care, and increases in information technology and industrials. The Fund’s sector allocations are a result of our bottom-up, fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2023, the Fund’s largest sector allocations, on an absolute basis, were to financials and health care, while its smallest total sector allocations were to communication services and real estate. As of the same date, relative to the Russell 1000® Value Index, the Fund held its most overweight exposure to utilities, a defensive sector that is typically more heavily represented in the Fund, as well as information technology. The Fund’s most significantly underweight exposures were to financials and energy.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay Epoch U.S. Equity Yield Fund

Portfolio of Investments October 31, 2023†^
	Shares	Value
Common Stocks 99.3%
Aerospace & Defense 3.0%
General Dynamics Corp.	41,234	$ 9,950,176
Lockheed Martin Corp.	19,739	8,974,139
RTX Corp.	100,097	8,146,895
		27,071,210
Air Freight & Logistics 0.9%
United Parcel Service, Inc., Class B	54,088	7,639,930
Banks 7.7%
Bank of America Corp.	573,495	15,105,858
Columbia Banking System, Inc.	342,965	6,746,122
JPMorgan Chase & Co.	150,933	20,988,743
PNC Financial Services Group, Inc. (The)	50,275	5,754,979
Regions Financial Corp.	368,542	5,354,915
Truist Financial Corp.	160,019	4,538,139
U.S. Bancorp	331,551	10,569,846
		69,058,602
Beverages 2.5%
Coca-Cola Co. (The)	129,084	7,291,955
Coca-Cola Europacific Partners plc	149,674	8,757,426
PepsiCo, Inc.	39,676	6,478,297
		22,527,678
Biotechnology 2.7%
AbbVie, Inc.	124,736	17,610,228
Amgen, Inc.	27,067	6,921,032
		24,531,260
Capital Markets 2.6%
BlackRock, Inc.	16,088	9,850,360
CME Group, Inc.	33,737	7,201,500
Lazard Ltd., Class A	222,532	6,179,714
		23,231,574
Chemicals 5.1%
Air Products and Chemicals, Inc.	27,157	7,670,223
Dow, Inc.	147,672	7,138,464
Linde plc	31,669	12,102,625
LyondellBasell Industries NV, Class A	79,407	7,165,688
Nutrien Ltd.	108,856	5,845,567
PPG Industries, Inc.	47,675	5,853,060
		45,775,627
Commercial Services & Supplies 1.2%
Republic Services, Inc.	34,613	5,139,684
Waste Management, Inc.	33,272	5,467,588
		10,607,272
	Shares	Value

Communications Equipment 1.5%
Cisco Systems, Inc.	257,688	$ 13,433,276
Consumer Staples Distribution & Retail 1.8%
Walmart, Inc.	100,731	16,460,453
Containers & Packaging 0.5%
Amcor plc	550,287	4,892,051
Diversified Telecommunication Services 1.8%
AT&T, Inc.	439,402	6,766,791
Verizon Communications, Inc.	261,683	9,192,924
		15,959,715
Electric Utilities 5.7%
Alliant Energy Corp.	126,765	6,184,864
American Electric Power Co., Inc.	166,088	12,546,288
Duke Energy Corp.	51,679	4,593,746
Entergy Corp.	81,083	7,750,724
Evergy, Inc.	118,286	5,812,574
NextEra Energy, Inc.	157,827	9,201,314
Pinnacle West Capital Corp.	69,289	5,139,858
		51,229,368
Electrical Equipment 3.5%
Eaton Corp. plc	56,353	11,716,352
Emerson Electric Co.	139,139	12,379,197
Hubbell, Inc.	25,708	6,943,731
		31,039,280
Health Care Equipment & Supplies 1.4%
Medtronic plc	182,574	12,882,420
Health Care Providers & Services 3.4%
CVS Health Corp.	161,849	11,169,200
UnitedHealth Group, Inc.	37,031	19,832,322
		31,001,522
Health Care REITs 0.6%
Welltower, Inc.	62,477	5,223,702
Hotels, Restaurants & Leisure 1.9%
McDonald's Corp.	38,272	10,033,770
Vail Resorts, Inc.	32,946	6,992,789
		17,026,559
Household Durables 0.5%
Garmin Ltd.	47,800	4,900,934

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2023†^ (continued)
	Shares	Value
Common Stocks (continued)
Household Products 2.4%
Colgate-Palmolive Co.	80,748	$ 6,065,790
Kimberly-Clark Corp.	39,323	4,704,604
Procter & Gamble Co. (The)	71,381	10,709,291
		21,479,685
Industrial Conglomerates 1.0%
Honeywell International, Inc.	50,746	9,299,712
Industrial REITs 0.5%
Prologis, Inc.	47,829	4,818,772
Insurance 5.7%
Arthur J. Gallagher & Co.	44,178	10,403,477
Marsh & McLennan Cos., Inc.	52,856	10,024,141
MetLife, Inc.	313,833	18,833,118
Travelers Cos., Inc. (The)	69,886	11,701,712
		50,962,448
IT Services 1.4%
International Business Machines Corp.	84,126	12,167,985
Leisure Products 0.8%
Hasbro, Inc.	166,287	7,507,858
Machinery 1.7%
Cummins, Inc.	72,604	15,704,245
Media 2.3%
Comcast Corp., Class A	351,643	14,519,340
Omnicom Group, Inc.	84,896	6,359,559
		20,878,899
Multi-Utilities 2.5%
Ameren Corp.	65,602	4,966,727
CMS Energy Corp.	123,794	6,726,966
NiSource, Inc.	232,260	5,843,662
WEC Energy Group, Inc.	56,652	4,610,906
		22,148,261
Oil, Gas & Consumable Fuels 6.2%
Chevron Corp.	113,648	16,561,923
Enterprise Products Partners LP	482,022	12,551,853
MPLX LP	293,179	10,566,171
TotalEnergies SE, Sponsored ADR	108,177	7,204,588
Williams Cos., Inc. (The)	260,831	8,972,587
		55,857,122
	Shares	Value

Pharmaceuticals 7.4%
Bristol-Myers Squibb Co.	106,003	$ 5,462,334
Eli Lilly & Co.	37,231	20,623,368
Johnson & Johnson	105,704	15,680,131
Merck & Co., Inc.	160,354	16,468,356
Pfizer, Inc.	266,964	8,158,420
		66,392,609
Professional Services 1.2%
Automatic Data Processing, Inc.	24,114	5,262,157
Paychex, Inc.	46,253	5,136,396
		10,398,553
Retail REITs 0.5%
Realty Income Corp.	85,974	4,073,448
Semiconductors & Semiconductor Equipment 5.9%
Analog Devices, Inc.	89,362	14,059,324
Broadcom, Inc.	25,500	21,454,935
KLA Corp.	25,300	11,883,410
Texas Instruments, Inc.	42,811	6,079,590
		53,477,259
Software 1.8%
Microsoft Corp.	47,041	15,905,033
Specialized REITs 2.7%
American Tower Corp.	30,582	5,449,407
Iron Mountain, Inc.	226,988	13,408,181
VICI Properties, Inc.	200,827	5,603,073
		24,460,661
Specialty Retail 1.5%
Best Buy Co., Inc.	73,570	4,915,947
Home Depot, Inc. (The)	30,029	8,548,956
		13,464,903
Technology Hardware, Storage & Peripherals 2.4%
Apple, Inc.	43,417	7,414,321
Dell Technologies, Inc., Class C	108,748	7,276,329
NetApp, Inc.	100,332	7,302,163
		21,992,813
Tobacco 1.8%
British American Tobacco plc, Sponsored ADR	148,578	4,436,539
Philip Morris International, Inc.	130,977	11,677,909
		16,114,448

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Epoch U.S. Equity Yield Fund

	Shares	Value
Common Stocks (continued)
Trading Companies & Distributors 1.3%
MSC Industrial Direct Co., Inc., Class A	119,708	$ 11,342,333
Total Investments (Cost $700,342,996)	99.3%	892,939,480
Other Assets, Less Liabilities	0.7	6,723,144
Net Assets	100.0%	$ 899,662,624

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 15,212	$ 188,533	$ (203,745)	$ —	$ —	$ —	$ 461	$ —	—
Abbreviation(s):
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 892,939,480	$ —	$ —	$ 892,939,480

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in securities, at value (identified cost $700,342,996)	$892,939,480
Receivables:
Investment securities sold	8,769,990
Dividends	2,109,718
Fund shares sold	26,824
Securities lending	181
Other assets	99,135
Total assets	903,945,328
Liabilities
Due to custodian	650,464
Payables:
Fund shares redeemed	2,777,340
Manager (See Note 3)	518,030
Transfer agent (See Note 3)	177,747
NYLIFE Distributors (See Note 3)	120,959
Professional fees	23,333
Custodian	10,348
Shareholder communication	3,045
Trustees	248
Accrued expenses	1,190
Total liabilities	4,282,704
Net assets	$899,662,624
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 49,023
Additional paid-in-capital	680,543,618
680,592,641
Total distributable earnings (loss)	219,069,983
Net assets	$899,662,624
Class A
Net assets applicable to outstanding shares	$442,341,042
Shares of beneficial interest outstanding	24,198,795
Net asset value per share outstanding	$ 18.28
Maximum sales charge (5.50% of offering price)	1.06
Maximum offering price per share outstanding	$ 19.34
Investor Class
Net assets applicable to outstanding shares	$ 67,157,054
Shares of beneficial interest outstanding	3,692,112
Net asset value per share outstanding	$ 18.19
Maximum sales charge (5.00% of offering price)	0.96
Maximum offering price per share outstanding	$ 19.15
Class B
Net assets applicable to outstanding shares	$ 2,654,274
Shares of beneficial interest outstanding	150,727
Net asset value and offering price per share outstanding	$ 17.61
Class C
Net assets applicable to outstanding shares	$ 7,953,926
Shares of beneficial interest outstanding	451,631
Net asset value and offering price per share outstanding	$ 17.61
Class I
Net assets applicable to outstanding shares	$262,298,591
Shares of beneficial interest outstanding	14,185,791
Net asset value and offering price per share outstanding	$ 18.49
Class R1
Net assets applicable to outstanding shares	$ 721,215
Shares of beneficial interest outstanding	39,033
Net asset value and offering price per share outstanding	$ 18.48
Class R2
Net assets applicable to outstanding shares	$ 1,199,973
Shares of beneficial interest outstanding	65,658
Net asset value and offering price per share outstanding	$ 18.28
Class R3
Net assets applicable to outstanding shares	$ 2,471,021
Shares of beneficial interest outstanding	135,145
Net asset value and offering price per share outstanding	$ 18.28
Class R6
Net assets applicable to outstanding shares	$112,772,562
Shares of beneficial interest outstanding	6,098,985
Net asset value and offering price per share outstanding	$ 18.49
SIMPLE Class
Net assets applicable to outstanding shares	$ 92,966
Shares of beneficial interest outstanding	5,103
Net asset value and offering price per share outstanding	$ 18.22

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Epoch U.S. Equity Yield Fund

Statement of Operations for the year ended October 31, 2023
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $186,088)	$ 33,403,725
Dividends-affiliated	460,999
Securities lending, net	21,400
Total income	33,886,124
Expenses
Manager (See Note 3)	7,109,229
Distribution/Service—Class A (See Note 3)	1,201,935
Distribution/Service—Investor Class (See Note 3)	181,935
Distribution/Service—Class B (See Note 3)	38,550
Distribution/Service—Class C (See Note 3)	99,070
Distribution/Service—Class R2 (See Note 3)	3,212
Distribution/Service—Class R3 (See Note 3)	13,431
Distribution/Service—SIMPLE Class (See Note 3)	434
Transfer agent (See Note 3)	1,016,505
Registration	161,714
Professional fees	136,073
Custodian	28,293
Trustees	26,860
Shareholder communication	8,806
Shareholder service (See Note 3)	4,748
Miscellaneous	35,598
Total expenses before waiver/reimbursement	10,066,393
Expense waiver/reimbursement from Manager (See Note 3)	(309,459)
Reimbursement from prior custodian(a)	(2,118)
Net expenses	9,754,816
Net investment income (loss)	24,131,308
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	23,833,492
Foreign currency transactions	(1,085)
Net realized gain (loss)	23,832,407
Net change in unrealized appreciation (depreciation) on investments	(30,639,605)
Net realized and unrealized gain (loss)	(6,807,198)
Net increase (decrease) in net assets resulting from operations	$ 17,324,110

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the years ended October 31, 2023 and October 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 24,131,308	$ 22,929,099
Net realized gain (loss)	23,832,407	31,113,371
Net change in unrealized appreciation (depreciation)	(30,639,605)	(83,353,644)
Net increase (decrease) in net assets resulting from operations	17,324,110	(29,311,174)
Distributions to shareholders:
Class A	(17,376,305)	(9,203,234)
Investor Class	(2,460,343)	(1,240,229)
Class B	(116,821)	(52,088)
Class C	(282,010)	(106,742)
Class I	(13,109,171)	(7,426,431)
Class R1	(28,460)	(14,511)
Class R2	(45,789)	(24,522)
Class R3	(84,878)	(44,187)
Class R6	(5,163,424)	(3,012,144)
SIMPLE Class	(2,799)	(929)
Total distributions to shareholders	(38,670,000)	(21,125,017)
Capital share transactions:
Net proceeds from sales of shares	53,734,944	139,051,648
Net asset value of shares issued to shareholders in reinvestment of distributions	38,183,715	20,858,991
Cost of shares redeemed	(234,806,995)	(169,519,523)
Increase (decrease) in net assets derived from capital share transactions	(142,888,336)	(9,608,884)
Net increase (decrease) in net assets	(164,234,226)	(60,045,075)
Net Assets
Beginning of year	1,063,896,850	1,123,941,925
End of year	$ 899,662,624	$1,063,896,850
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Epoch U.S. Equity Yield Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 18.78	$ 19.70	$ 14.96	$ 17.07	$ 15.70
Net investment income (loss) (a)	0.42	0.39	0.32	0.36	0.36
Net realized and unrealized gain (loss)	(0.23)	(0.95)	4.78	(1.83)	1.84
Total from investment operations	0.19	(0.56)	5.10	(1.47)	2.20
Less distributions:
From net investment income	(0.40)	(0.36)	(0.36)	(0.34)	(0.37)
From net realized gain on investments	(0.29)	—	—	(0.30)	(0.46)
Total distributions	(0.69)	(0.36)	(0.36)	(0.64)	(0.83)
Net asset value at end of year	$ 18.28	$ 18.78	$ 19.70	$ 14.96	$ 17.07
Total investment return (b)	0.87%	(2.85)%	34.30%	(8.77)%	14.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.22%	2.00%	1.76%	2.31%	2.21%
Net expenses (c)	1.06%	1.05%	1.07%	1.08%(d)	1.08%
Expenses (before waiver/reimbursement) (c)	1.06%	1.05%	1.07%	1.09%	1.08%
Portfolio turnover rate	19%	25%	16%	29%	18%
Net assets at end of year (in 000’s)	$ 442,341	$ 483,936	$ 508,888	$ 379,695	$ 450,979

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

	Year Ended October 31,
Investor Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 18.69	$ 19.61	$ 14.89	$ 16.99	$ 15.63
Net investment income (loss) (a)	0.37	0.34	0.28	0.32	0.32
Net realized and unrealized gain (loss)	(0.23)	(0.95)	4.75	(1.82)	1.83
Total from investment operations	0.14	(0.61)	5.03	(1.50)	2.15
Less distributions:
From net investment income	(0.35)	(0.31)	(0.31)	(0.30)	(0.33)
From net realized gain on investments	(0.29)	—	—	(0.30)	(0.46)
Total distributions	(0.64)	(0.31)	(0.31)	(0.60)	(0.79)
Net asset value at end of year	$ 18.19	$ 18.69	$ 19.61	$ 14.89	$ 16.99
Total investment return (b)	0.60%	(3.12)%	33.96%	(8.99)%	14.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.95%	1.75%	1.53%	2.07%	2.01%
Net expenses (c)	1.33%	1.30%	1.33%	1.33%(d)	1.30%
Expenses (before waiver/reimbursement) (c)	1.39%	1.30%	1.39%	1.38%	1.35%
Portfolio turnover rate	19%	25%	16%	29%	18%
Net assets at end of year (in 000's)	$ 67,157	$ 73,132	$ 86,155	$ 81,365	$ 100,602

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 18.11	$ 19.00	$ 14.43	$ 16.48	$ 15.18
Net investment income (loss) (a)	0.23	0.19	0.14	0.21	0.20
Net realized and unrealized gain (loss)	(0.24)	(0.92)	4.60	(1.78)	1.77
Total from investment operations	(0.01)	(0.73)	4.74	(1.57)	1.97
Less distributions:
From net investment income	(0.20)	(0.16)	(0.17)	(0.18)	(0.21)
From net realized gain on investments	(0.29)	—	—	(0.30)	(0.46)
Total distributions	(0.49)	(0.16)	(0.17)	(0.48)	(0.67)
Net asset value at end of year	$ 17.61	$ 18.11	$ 19.00	$ 14.43	$ 16.48
Total investment return (b)	(0.16)%	(3.82)%	32.98%	(9.71)%	13.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.24%	1.01%	0.80%	1.36%	1.29%
Net expenses (c)	2.08%	2.06%	2.08%	2.08%(d)	2.05%
Expenses (before waiver/reimbursement) (c)	2.14%	2.06%	2.14%	2.13%	2.10%
Portfolio turnover rate	19%	25%	16%	29%	18%
Net assets at end of year (in 000’s)	$ 2,654	$ 4,827	$ 7,840	$ 8,894	$ 14,579

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

	Year Ended October 31,
Class C	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 18.11	$ 19.00	$ 14.43	$ 16.47	$ 15.17
Net investment income (loss) (a)	0.22	0.19	0.14	0.20	0.20
Net realized and unrealized gain (loss)	(0.23)	(0.92)	4.60	(1.76)	1.77
Total from investment operations	(0.01)	(0.73)	4.74	(1.56)	1.97
Less distributions:
From net investment income	(0.20)	(0.16)	(0.17)	(0.18)	(0.21)
From net realized gain on investments	(0.29)	—	—	(0.30)	(0.46)
Total distributions	(0.49)	(0.16)	(0.17)	(0.48)	(0.67)
Net asset value at end of year	$ 17.61	$ 18.11	$ 19.00	$ 14.43	$ 16.47
Total investment return (b)	(0.16)%	(3.82)%	32.98%	(9.66)%	13.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.22%	1.00%	0.81%	1.35%	1.30%
Net expenses (c)	2.08%	2.06%	2.08%	2.08%(d)	2.05%
Expenses (before waiver/reimbursement) (c)	2.14%	2.06%	2.14%	2.13%	2.10%
Portfolio turnover rate	19%	25%	16%	29%	18%
Net assets at end of year (in 000’s)	$ 7,954	$ 10,961	$ 14,435	$ 17,920	$ 30,663

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Epoch U.S. Equity Yield Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 18.99	$ 19.91	$ 15.11	$ 17.24	$ 15.85
Net investment income (loss) (a)	0.49	0.45	0.39	0.41	0.40
Net realized and unrealized gain (loss)	(0.24)	(0.95)	4.82	(1.85)	1.86
Total from investment operations	0.25	(0.50)	5.21	(1.44)	2.26
Less distributions:
From net investment income	(0.46)	(0.42)	(0.41)	(0.39)	(0.41)
From net realized gain on investments	(0.29)	—	—	(0.30)	(0.46)
Total distributions	(0.75)	(0.42)	(0.41)	(0.69)	(0.87)
Net asset value at end of year	$ 18.49	$ 18.99	$ 19.91	$ 15.11	$ 17.24
Total investment return (b)	1.18%	(2.50)%	34.78%	(8.50)%	14.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.56%	2.32%	2.10%	2.63%	2.46%
Net expenses (c)	0.73%	0.73%	0.73%	0.76%(d)	0.83%
Expenses (before waiver/reimbursement) (c)	0.81%	0.80%	0.82%	0.84%	0.83%
Portfolio turnover rate	19%	25%	16%	29%	18%
Net assets at end of year (in 000’s)	$ 262,299	$ 351,106	$ 357,565	$ 269,100	$ 313,261

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

	Year Ended October 31,
Class R1	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 18.98	$ 19.90	$ 15.11	$ 17.24	$ 15.84
Net investment income (loss) (a)	0.46	0.42	0.35	0.41	0.38
Net realized and unrealized gain (loss)	(0.24)	(0.95)	4.82	(1.88)	1.87
Total from investment operations	0.22	(0.53)	5.17	(1.47)	2.25
Less distributions:
From net investment income	(0.43)	(0.39)	(0.38)	(0.36)	(0.39)
From net realized gain on investments	(0.29)	—	—	(0.30)	(0.46)
Total distributions	(0.72)	(0.39)	(0.38)	(0.66)	(0.85)
Net asset value at end of year	$ 18.48	$ 18.98	$ 19.90	$ 15.11	$ 17.24
Total investment return (b)	1.01%	(2.66)%	34.50%	(8.66)%	14.73%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.37%	2.13%	1.91%	2.54%	2.32%
Net expenses (c)	0.91%	0.90%	0.92%	0.93%(d)	0.93%
Expenses (before waiver/reimbursement) (c)	0.91%	0.90%	0.92%	0.94%	0.93%
Portfolio turnover rate	19%	25%	16%	29%	18%
Net assets at end of year (in 000’s)	$ 721	$ 751	$ 719	$ 530	$ 1,009

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R2	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 18.78	$ 19.69	$ 14.95	$ 17.06	$ 15.69
Net investment income (loss) (a)	0.40	0.37	0.32	0.35	0.34
Net realized and unrealized gain (loss)	(0.23)	(0.95)	4.76	(1.84)	1.84
Total from investment operations	0.17	(0.58)	5.08	(1.49)	2.18
Less distributions:
From net investment income	(0.38)	(0.33)	(0.34)	(0.32)	(0.35)
From net realized gain on investments	(0.29)	—	—	(0.30)	(0.46)
Total distributions	(0.67)	(0.33)	(0.34)	(0.62)	(0.81)
Net asset value at end of year	$ 18.28	$ 18.78	$ 19.69	$ 14.95	$ 17.06
Total investment return (b)	0.77%	(2.91)%	34.20%	(8.87)%	14.39%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.12%	1.90%	1.76%	2.23%	2.12%
Net expenses (c)	1.16%	1.15%	1.17%	1.18%(d)	1.18%
Expenses (before waiver/reimbursement) (c)	1.16%	1.15%	1.17%	1.19%	1.18%
Portfolio turnover rate	19%	25%	16%	29%	18%
Net assets at end of year (in 000’s)	$ 1,200	$ 1,315	$ 1,609	$ 2,135	$ 2,812

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

	Year Ended October 31,
Class R3	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 18.79	$ 19.70	$ 14.96	$ 17.06	$ 15.69
Net investment income (loss) (a)	0.36	0.32	0.26	0.31	0.30
Net realized and unrealized gain (loss)	(0.25)	(0.95)	4.77	(1.83)	1.84
Total from investment operations	0.11	(0.63)	5.03	(1.52)	2.14
Less distributions:
From net investment income	(0.33)	(0.28)	(0.29)	(0.28)	(0.31)
From net realized gain on investments	(0.29)	—	—	(0.30)	(0.46)
Total distributions	(0.62)	(0.28)	(0.29)	(0.58)	(0.77)
Net asset value at end of year	$ 18.28	$ 18.79	$ 19.70	$ 14.96	$ 17.06
Total investment return (b)	0.46%	(3.17)%	33.83%	(9.06)%	14.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.86%	1.66%	1.45%	1.96%	1.86%
Net expenses (c)	1.41%	1.40%	1.42%	1.43%(d)	1.43%
Expenses (before waiver/reimbursement) (c)	1.41%	1.40%	1.42%	1.44%	1.43%
Portfolio turnover rate	19%	25%	16%	29%	18%
Net assets at end of year (in 000’s)	$ 2,471	$ 2,602	$ 3,252	$ 3,184	$ 4,339

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Epoch U.S. Equity Yield Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R6	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 18.99	$ 19.92	$ 15.12	$ 17.25	$ 15.85
Net investment income (loss) (a)	0.49	0.46	0.39	0.42	0.42
Net realized and unrealized gain (loss)	(0.24)	(0.97)	4.83	(1.86)	1.86
Total from investment operations	0.25	(0.51)	5.22	(1.44)	2.28
Less distributions:
From net investment income	(0.46)	(0.42)	(0.42)	(0.39)	(0.42)
From net realized gain on investments	(0.29)	—	—	(0.30)	(0.46)
Total distributions	(0.75)	(0.42)	(0.42)	(0.69)	(0.88)
Net asset value at end of year	$ 18.49	$ 18.99	$ 19.92	$ 15.12	$ 17.25
Total investment return (b)	1.19%	(2.54)%	34.78%	(8.46)%	14.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.56%	2.32%	2.11%	2.68%	2.60%
Net expenses (c)	0.73%(d)	0.73%	0.73%	0.73%(e)	0.73%
Expenses (before waiver/reimbursement) (c)	0.73%	0.73%	0.73%	0.74%	0.73%
Portfolio turnover rate	19%	25%	16%	29%	18%
Net assets at end of year (in 000’s)	$ 112,773	$ 135,192	$ 143,436	$ 107,887	$ 165,999

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
(e)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Year Ended October 31,			August 31, 2020^ through October 31,
SIMPLE Class	2023	2022	2021	2020
Net asset value at beginning of period	$ 18.74	$ 19.65	$ 14.89	$ 15.57*
Net investment income (loss) (a)	0.36	0.28	0.22	0.03
Net realized and unrealized gain (loss)	(0.24)	(0.93)	4.76	(0.68)
Total from investment operations	0.12	(0.65)	4.98	(0.65)
Less distributions:
From net investment income	(0.35)	(0.26)	(0.22)	(0.03)
From net realized gain on investments	(0.29)	—	—	—
Total distributions	(0.64)	(0.26)	(0.22)	(0.03)
Net asset value at end of period	$ 18.22	$ 18.74	$ 19.65	$ 14.89
Total investment return (b)	0.55%	(3.34)%	33.61%	(4.16)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.88%	1.48%	1.20%	0.98%††
Net expenses (c)	1.38%	1.55%	1.58%	1.57%††(d)
Expenses (before waiver/reimbursement) (c)	1.38%	1.55%	1.65%	1.63%††
Portfolio turnover rate	19%	25%	16%	29%
Net assets at end of period (in 000’s)	$ 93	$ 77	$ 43	$ 24

^	Inception date.
*	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Epoch U.S. Equity Yield Fund

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. Equity Yield Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	February 3, 2009
Investor Class	November 16, 2009
Class B	May 8, 2017
Class C	November 16, 2009
Class I	December 3, 2008
Class R1*	May 8, 2017
Class R2*	May 8, 2017
Class R3*	May 8, 2017
Class R6	May 8, 2017
SIMPLE Class	August 31, 2020

*	As of October 31, 2023, Class R1, Class R2 and Class R3 shares are closed to new investors and, upon the close of business on December 29, 2023, Class R1, Class R2 and Class R3 shares are closed to additional investments by existing shareholders. Additionally, Class R1, Class R2 and Class R3 shares will be liquidated on or about February 28, 2024 (the "Liquidation Date"). It is expected that the Fund will distribute to remaining shareholders invested in Class R1, Class R2 or Class R3 shares, on or promptly after the Liquidation Date, a liquidating distribution in cash or cash equivalents equal to the net asset value of such shares.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.
Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares under distribution plans pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under a distribution plan for Class R1, Class R2 and Class R3 shares.
At a meeting held on September 25-26, 2023, the Board of Trustees (the “Board”) of the Trust, after careful consideration of a number of factors and upon the recommendation of the Fund’s investment adviser, New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), approved a proposal to liquidate Class R1, Class R2 and Class R3 shares of the Fund on or about February 28, 2024, pursuant to the terms of a plan of liquidation.
The Fund's investment objective is to seek current income and capital appreciation.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

23

Notes to Financial Statements (continued)
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated New York Life Investments as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes.
"Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a

24	MainStay Epoch U.S. Equity Yield Fund

security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy. No securities held by the Fund as of October 31, 2023, were fair valued in such a manner.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
25

Notes to Financial Statements (continued)
(G) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2023, the Fund did not have any portfolio securities on loan.
(H) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; 0.68% from $500 million to $1 billion; 0.66% from $1 billion to $2 billion; and 0.65% in excess of $2 billion. During the year ended October 31, 2023, the effective management fee rate was 0.69% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class I do not exceed 0.73%. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2023, New York Life Investments earned fees from the Fund in the amount of $7,109,229 and waived fees and/or reimbursed certain class specific expenses in the amount of $309,459 and paid the Subadvisor in the amount of $3,426,397.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments.

26	MainStay Epoch U.S. Equity Yield Fund

These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the year ended October 31, 2023, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 777
Class R2	1,285
Class R3	2,686
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2023, were $33,205 and $5,396, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the year ended October 31, 2023, of $4,073, $35 and $887, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$388,762	$ —
Investor Class	297,925	(44,230)
Class B	15,907	(2,455)
Class C	40,710	(6,156)
Class I	263,897	—
Class R1	629	—
Class R2	1,039	—
Class R3	2,172	—
Class R6	5,328	—
SIMPLE Class	136	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's
27

Notes to Financial Statements (continued)
prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
SIMPLE Class	$31,116	33.5%
Note 4-Federal Income Tax
As of October 31, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$696,083,205	$243,075,067	$(46,218,792)	$196,856,275
As of October 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$2,435,478	$29,693,267	$—	$186,941,238	$219,069,983
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale and partnership adjustments.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2023 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$4,241	$(4,241)
The reclassifications for the Fund are primarily due to different book and tax treatment of investments in partnerships.
During the years ended October 31, 2023 and October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$22,404,190	$21,125,017
Long-Term Capital Gains	16,265,810	—
Total	$38,670,000	$21,125,017
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended

28	MainStay Epoch U.S. Equity Yield Fund

October 31, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2023, purchases and sales of securities, other than short-term securities, were $190,023 and $337,098, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2023 and October 31, 2022, were as follows:
Class A	Shares	Amount
Year ended October 31, 2023:
Shares sold	973,771	$ 18,604,666
Shares issued to shareholders in reinvestment of distributions	885,565	17,036,428
Shares redeemed	(3,625,920)	(69,451,735)
Net increase (decrease) in shares outstanding before conversion	(1,766,584)	(33,810,641)
Shares converted into Class A (See Note 1)	226,614	4,297,248
Shares converted from Class A (See Note 1)	(25,712)	(498,356)
Net increase (decrease)	(1,565,682)	$ (30,011,749)
Year ended October 31, 2022:
Shares sold	2,023,734	$ 39,515,886
Shares issued to shareholders in reinvestment of distributions	480,909	9,018,052
Shares redeemed	(3,068,447)	(59,210,657)
Net increase (decrease) in shares outstanding before conversion	(563,804)	(10,676,719)
Shares converted into Class A (See Note 1)	497,544	9,884,122
Shares converted from Class A (See Note 1)	(1,519)	(30,097)
Net increase (decrease)	(67,779)	$ (822,694)

Investor Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	63,894	$ 1,214,662
Shares issued to shareholders in reinvestment of distributions	127,791	2,449,156
Shares redeemed	(311,398)	(5,917,493)
Net increase (decrease) in shares outstanding before conversion	(119,713)	(2,253,675)
Shares converted into Investor Class (See Note 1)	41,278	793,765
Shares converted from Investor Class (See Note 1)	(141,499)	(2,664,862)
Net increase (decrease)	(219,934)	$ (4,124,772)
Year ended October 31, 2022:
Shares sold	133,288	$ 2,595,443
Shares issued to shareholders in reinvestment of distributions	66,093	1,233,644
Shares redeemed	(319,282)	(6,151,698)
Net increase (decrease) in shares outstanding before conversion	(119,901)	(2,322,611)
Shares converted into Investor Class (See Note 1)	52,662	1,021,358
Shares converted from Investor Class (See Note 1)	(414,979)	(8,255,610)
Net increase (decrease)	(482,218)	$ (9,556,863)

Class B	Shares	Amount
Year ended October 31, 2023:
Shares sold	834	$ 15,521
Shares issued to shareholders in reinvestment of distributions	6,217	116,032
Shares redeemed	(29,897)	(547,694)
Net increase (decrease) in shares outstanding before conversion	(22,846)	(416,141)
Shares converted from Class B (See Note 1)	(92,917)	(1,713,976)
Net increase (decrease)	(115,763)	$ (2,130,117)
Year ended October 31, 2022:
Shares sold	4,380	$ 83,831
Shares issued to shareholders in reinvestment of distributions	2,863	51,913
Shares redeemed	(45,406)	(854,600)
Net increase (decrease) in shares outstanding before conversion	(38,163)	(718,856)
Shares converted from Class B (See Note 1)	(107,981)	(2,013,472)
Net increase (decrease)	(146,144)	$ (2,732,328)

29

Notes to Financial Statements (continued)
Class C	Shares	Amount
Year ended October 31, 2023:
Shares sold	36,529	$ 675,156
Shares issued to shareholders in reinvestment of distributions	15,082	281,221
Shares redeemed	(175,742)	(3,221,325)
Net increase (decrease) in shares outstanding before conversion	(124,131)	(2,264,948)
Shares converted from Class C (See Note 1)	(29,423)	(543,346)
Net increase (decrease)	(153,554)	$ (2,808,294)
Year ended October 31, 2022:
Shares sold	87,124	$ 1,633,926
Shares issued to shareholders in reinvestment of distributions	5,893	106,407
Shares redeemed	(215,025)	(4,031,784)
Net increase (decrease) in shares outstanding before conversion	(122,008)	(2,291,451)
Shares converted from Class C (See Note 1)	(32,685)	(611,280)
Net increase (decrease)	(154,693)	$ (2,902,731)

Class I	Shares	Amount
Year ended October 31, 2023:
Shares sold	1,292,727	$ 24,919,097
Shares issued to shareholders in reinvestment of distributions	667,328	12,979,243
Shares redeemed	(6,280,669)	(122,008,540)
Net increase (decrease) in shares outstanding before conversion	(4,320,614)	(84,110,200)
Shares converted into Class I (See Note 1)	24,789	485,968
Shares converted from Class I (See Note 1)	(7,236)	(133,794)
Net increase (decrease)	(4,303,061)	$ (83,758,026)
Year ended October 31, 2022:
Shares sold	4,180,482	$ 81,194,638
Shares issued to shareholders in reinvestment of distributions	388,567	7,353,728
Shares redeemed	(4,038,116)	(79,778,322)
Net increase (decrease) in shares outstanding before conversion	530,933	8,770,044
Shares converted into Class I (See Note 1)	1,502	30,097
Net increase (decrease)	532,435	$ 8,800,141

Class R1	Shares	Amount
Year ended October 31, 2023:
Shares sold	2,969	$ 56,557
Shares issued to shareholders in reinvestment of distributions	1,465	28,460
Shares redeemed	(4,954)	(96,705)
Net increase (decrease)	(520)	$ (11,688)
Year ended October 31, 2022:
Shares sold	9,871	$ 187,910
Shares issued to shareholders in reinvestment of distributions	767	14,511
Shares redeemed	(7,206)	(145,990)
Net increase (decrease)	3,432	$ 56,431

Class R2	Shares	Amount
Year ended October 31, 2023:
Shares sold	6,639	$ 126,811
Shares issued to shareholders in reinvestment of distributions	2,289	44,058
Shares redeemed	(13,272)	(256,137)
Net increase (decrease)	(4,344)	$ (85,268)
Year ended October 31, 2022:
Shares sold	17,561	$ 341,153
Shares issued to shareholders in reinvestment of distributions	1,261	23,678
Shares redeemed	(30,527)	(590,639)
Net increase (decrease)	(11,705)	$ (225,808)

Class R3	Shares	Amount
Year ended October 31, 2023:
Shares sold	21,163	$ 400,482
Shares issued to shareholders in reinvestment of distributions	4,303	82,894
Shares redeemed	(28,792)	(550,277)
Net increase (decrease)	(3,326)	$ (66,901)
Year ended October 31, 2022:
Shares sold	31,718	$ 610,972
Shares issued to shareholders in reinvestment of distributions	2,333	43,986
Shares redeemed	(60,678)	(1,204,977)
Net increase (decrease)	(26,627)	$ (550,019)

30	MainStay Epoch U.S. Equity Yield Fund

Class R6	Shares	Amount
Year ended October 31, 2023:
Shares sold	399,650	$ 7,703,241
Shares issued to shareholders in reinvestment of distributions	265,704	5,163,424
Shares redeemed	(1,683,921)	(32,754,489)
Net increase (decrease) in shares outstanding before conversion	(1,018,567)	(19,887,824)
Shares converted from Class R6 (See Note 1)	(1,162)	(22,647)
Net increase (decrease)	(1,019,729)	$ (19,910,471)
Year ended October 31, 2022:
Shares sold	650,236	$ 12,850,146
Shares issued to shareholders in reinvestment of distributions	158,717	3,012,143
Shares redeemed	(891,227)	(17,550,643)
Net increase (decrease) in shares outstanding before conversion	(82,274)	(1,688,354)
Shares converted from Class R6 (See Note 1)	(1,267)	(25,118)
Net increase (decrease)	(83,541)	$ (1,713,472)

SIMPLE Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	986	$ 18,751
Shares issued to shareholders in reinvestment of distributions	146	2,799
Shares redeemed	(134)	(2,600)
Net increase (decrease)	998	$ 18,950
Year ended October 31, 2022:
Shares sold	1,887	$ 37,743
Shares issued to shareholders in reinvestment of distributions	50	929
Shares redeemed	(10)	(213)
Net increase (decrease)	1,927	$ 38,459
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
31

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Epoch U.S. Equity Yield Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 22, 2023
32	MainStay Epoch U.S. Equity Yield Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $16,265,810 as long term capital gain distributions.
For the fiscal year ended October 31, 2023, the Fund designated approximately $22,404,190 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2023 should be multiplied by 100.00% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2024, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2023. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2023.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
33

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
34	MainStay Epoch U.S. Equity Yield Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
36	MainStay Epoch U.S. Equity Yield Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
37

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5013893MS139-23	MSEUE11-12/23
(NYLIM) NL239

MainStay Floating Rate Fund

Message from the President and Annual Report
October 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Volatile economic and geopolitical forces drove market behavior during the 12-month reporting period ended October 31, 2023. While equity markets generally gained ground, bond prices trended broadly lower.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation and interest rate trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 7.1% in November 2022, and to 3.2% in October 2023. At the same time, the Fed increased the benchmark federal funds rate from 3.75%–4.00% at the beginning of the reporting period to 5.25%–5.50% as of October 31, 2023. As the pace of rate increases slowed during the period, investors hoped for an early shift to a looser monetary policy. However, comments from Fed members late in the period reinforced the central bank’s hawkish stance in response to surprisingly robust U.S. economic growth and rising wage pressures, thus increasing the likelihood that interest rates would stay higher for longer. International developed markets exhibited similar dynamics of elevated inflation and rising interest rates.
Despite the backdrop of high interest rates—along with political dysfunction in Washington D.C. and intensifying global geopolitical instability—equity markets managed to advance, supported by healthy consumer spending trends and persistent domestic economic growth. The S&P 500® Index, a widely regarded benchmark of large-cap U.S. market performance, gained ground, bolstered by the strong performance of energy stocks amid surging petroleum prices and mega-cap, growth-oriented, technology-related shares, which rose as investors flocked to companies creating the infrastructure for developments in artificial intelligence. Smaller-cap stocks and value-oriented shares produced milder returns. Among industry sectors, energy and information technology posted the strongest gains. Real estate declined most sharply under pressure from rising mortgage rates and weak levels of office occupancy. Developed international markets outperformed U.S. markets, with Europe benefiting during the first half of the period from unexpected economic resilience in the face of rising energy prices and the ongoing war in Ukraine. Emerging markets posted positive results but lagged developed markets, largely due to slow economic growth in China despite the relaxation of pandemic-era lockdowns.
Bond prices were driven lower by rising yields and increasing expectations of high interest rates for an extended period of time. The U.S. yield curve steepened, with the 30-year Treasury yield exceeding 5% for the first time in more than a decade. The yield curve remained inverted, with the 10-year Treasury yield ending the period at 4.88%, compared with 5.07% for the 2-year Treasury yield. Corporate bonds outperformed long-term Treasury bonds, but still trended lower under pressure from rising yields and an uptick in default rates. Among corporates, lower-credit-quality instruments performed slightly better than their higher-credit-quality counterparts, while floating rate securities performed better still.
In the face of today’s uncertain market environment, New York Life Investments remains dedicated to providing the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges.  For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2023
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 3.00% Initial Sales Charge	With sales charges	5/3/2004	7.29%	2.75%	2.95%	1.00%
		Excluding sales charges		10.61	3.38	3.26	1.00
Investor Class Shares[2]	Maximum 2.50% Initial Sales Charge	With sales charges	2/28/2008	7.71	2.69	2.92	1.08
		Excluding sales charges		10.47	3.32	3.23	1.08
Class B Shares[3]	Maximum 3.00% CDSC	With sales charges	5/3/2004	6.77	2.54	2.46	1.83
	if Redeemed Within the First Four Years of Purchase	Excluding sales charges		9.77	2.54	2.46	1.83
Class C Shares	Maximum 1.00% CDSC	With sales charges	5/3/2004	8.65	2.54	2.46	1.83
	if Redeemed Within One Year of Purchase	Excluding sales charges		9.65	2.54	2.46	1.83
Class I Shares	No Sales Charge		5/3/2004	10.89	3.63	3.52	0.75
Class R3 Shares[4]	No Sales Charge		2/29/2016	10.22	3.01	3.90	1.35
Class R6 Shares	No Sales Charge		2/28/2019	11.10	N/A	3.94	0.64
SIMPLE Class Shares	No Sales Charge		8/31/2020	10.33	N/A	4.11	1.33

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 3.00%, which is reflected in the applicable average annual total return figures shown.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders and will be converted into Class A or Investor Class shares based on shareholder eligibility on or about February 28, 2024.
4.	As of October 31, 2023, Class R3 shares are closed to new investors and, upon the close of business on December 29, 2023, Class R3 shares are closed to additional investments by existing shareholders. Additionally, Class R3 shares will be liquidated on or about February 28, 2024 (the "Liquidation Date"). It is expected that the Fund will distribute to remaining shareholders invested in Class R3 shares, on or promptly after the Liquidation Date, a liquidating distribution in cash or cash equivalents equal to the net asset value of such shares.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Morningstar LSTA US Leveraged Loan Index[1]	11.92%	4.46%	4.22%
Morningstar Bank Loan Category Average[2]	10.44	3.08	3.12

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Morningstar LSTA US Leveraged Loan Index is the Fund's primary broad-based securities market index for comparison purposes. The Morningstar LSTA US Leveraged Loan Index is a broad index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market.
2.	The Morningstar Bank Loan Category Average is representative of funds that invest in floating-rate bank loans instead of bonds. In exchange for their credit risk, these loans offer high interest payments that typically float above a common short-term benchmark. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Floating Rate Fund

Cost in Dollars of a $1,000 Investment in MainStay Floating Rate Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,044.10	$4.89	$1,020.42	$4.84	0.95%
Investor Class Shares	$1,000.00	$1,043.20	$5.72	$1,019.61	$5.65	1.11%
Class B Shares	$1,000.00	$1,039.30	$9.56	$1,015.83	$9.45	1.86%
Class C Shares	$1,000.00	$1,038.10	$9.56	$1,015.83	$9.45	1.86%
Class I Shares	$1,000.00	$1,045.40	$3.61	$1,021.68	$3.57	0.70%
Class R3 Shares	$1,000.00	$1,041.00	$6.64	$1,018.70	$6.56	1.29%
Class R6 Shares	$1,000.00	$1,045.70	$3.30	$1,021.98	$3.26	0.64%
SIMPLE Class Shares	$1,000.00	$1,042.80	$6.08	$1,019.26	$6.01	1.18%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of October 31, 2023 (Unaudited)
Finance	6.5%
Electronics	6.1
Services: Business	5.4
Chemicals, Plastics & Rubber	5.2
Other Asset-Backed Securities	4.9
Healthcare, Education & Childcare	4.8
Insurance	4.0
Telecommunications	3.5
Hotels, Motels, Inns & Gaming	3.3
Software	3.1
Containers, Packaging & Glass	3.0
Aerospace & Defense	2.9
Manufacturing	2.9
Oil & Gas	2.3
Diversified/Conglomerate Manufacturing	2.2
Buildings & Real Estate	2.2
Diversified/Conglomerate Service	2.1
High Tech Industries	2.0
Broadcasting & Entertainment	1.9
Automobile	1.9
Healthcare	1.9
Utilities	1.8
Media	1.8
Personal & Nondurable Consumer Products	1.6
Healthcare & Pharmaceuticals	1.5
Beverage, Food & Tobacco	1.4
Retail Store	1.2
Personal, Food & Miscellaneous Services	1.2
Leisure, Amusement, Motion Pictures & Entertainment	1.1
Entertainment	1.1
Printing & Publishing	0.8
Banking	0.8
Mining, Steel, Iron & Non-Precious Metals	0.7
Personal & Nondurable Consumer Products (Manufacturing Only)	0.7
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	0.6
Chemicals	0.6
Retail	0.5
Hotel, Gaming & Leisure	0.5
Commercial Services	0.5
Affiliated Investment Company	0.4
Capital Equipment	0.4
Pharmaceuticals	0.3
Real Estate	0.3%
Packaging	0.3
Energy (Electricity)	0.3
Packaging & Containers	0.3
Cargo Transport	0.2
Water	0.2
Consumer Durables	0.2
Animal Food	0.2
Ecological	0.2
Personal Transportation	0.2
Environmental Control	0.2
Auto Manufacturers	0.2
Diversified Financial Services	0.2
Electric	0.1
Lodging	0.1
Healthcare-Services	0.1
Machinery-Diversified	0.1
Building Materials	0.1
Real Estate Investment Trusts	0.1
Airlines	0.1
Internet	0.1
Engineering & Construction	0.1
Services: Consumer	0.0‡
Iron & Steel	0.0‡
Distribution & Wholesale	0.0‡
Food	0.0‡
Oil & Gas Services	0.0‡
Healthcare-Products	0.0‡
Communications Equipment	0.0‡
Technology Hardware, Storage & Peripherals	0.0‡
Machinery	0.0‡
Health Care Equipment & Supplies	0.0‡
Specialty Retail	0.0‡
Independent Power and Renewable Electricity Producers	0.0‡
Automobile Components	0.0‡
Household Durables	0.0‡
Commercial Services & Supplies	0.0‡
Capital Markets	0.0‡
Short-Term Investments	5.3
Other Assets, Less Liabilities	-0.8
100.0%
‡	Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund's holdings are subject to change.

8	MainStay Floating Rate Fund

Top Ten Holdings and/or Issuers Held as of October 31, 2023 (excluding short-term investments) (Unaudited)
1.	Asurion LLC, 8.689%-10.689%, due 12/23/26–1/20/29
2.	Palmer Square CLO Ltd., 7.305%-13.246%, due 7/20/34–10/15/34
3.	Univision Communications, Inc., 6.625%-9.64%, due 6/1/27–6/24/29
4.	Allied Universal Holdco LLC, 9.174%-10.074%, due 5/12/28
5.	UKG, Inc., 8.764%-10.764%, due 5/4/26–5/3/27
6.	Agiliti Health, Inc., 8.395%, due 5/1/30
7.	Nouryon Finance BV, 9.419%-9.434%, due 4/3/28
8.	UFC Holdings LLC, 8.399%, due 4/29/26
9.	Connect Finco SARL, 8.824%, due 12/11/26
10.	Epicor Software Corp., 8.689%-9.074%, due 7/30/27

9

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Fund’s Subadvisor.
How did MainStay Floating Rate Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2023?
For the 12 months ended October 31, 2023, Class I shares of MainStay Floating Rate Fund returned 10.89%, underperforming the 11.92% return of the Fund’s benchmark, the Morningstar LSTA US Leveraged Loan Index (the “Index”). Over the same period, Class I shares outperformed the 10.44% return of the Morningstar Bank Loan Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
Loan indexes traded higher during the reporting period despite lingering uncertainties and volatility from geopolitical risks, rising interest rates, inflation and the potential for recession in the United States. The market for floating-rate loans was insulated from—but not immune to—these uncertainties and volatility.
The Fund has historically been focused on maintaining a larger position in higher-credit-quality loans rated BB, and less exposure to lower-credit-quality loans rated CCC and below.2 Most of the Fund’s peers saw outflows in the beginning of the reporting period. This started to reverse later in the reporting period, with some peers seeing inflows over the closing months. The Fund maintained higher cash balances late in the reporting period due to inflow and outflow volatility. This cash balance detracted from performance relative to the Index.
What was the Fund’s duration3 strategy during the reporting period?
Floating-rate loans are, by their nature, a low-duration asset. Loans earn a stated spread4 over a floating reference rate, which is tied to LIBOR5 or SOFR.6 Issuers can generally borrow under a
30-to-90-day range. The weighted average time to LIBOR/SOFR reset on the Fund’s portfolio averaged less than 40 days during the reporting period.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
The strongest contributions to the Fund’s relative performance were off-Index positions and overweight positions in pharmaceuticals and chemicals. (Contributions take weightings and total returns into account.) The largest detractors were underweight positions in software, capital markets, and diversified consumer services.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund’s largest purchases during the reporting period included loans issued by Koppers Holdings, Power Solutions International, Creative Artists Agency and Copeland, reflecting our favorable view towards the relative value, business prospects and management teams of these issuers. The largest sales during the same period were loans issued by West Marine, Fairbanks, and Apollo Commercial Real Estate. These sales were made primarily to rebalance the Fund’s holdings for relative value and liquidity reasons.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, we increased the Fund’s cash position. We also increased exposure to the chemicals, insurance, and construction materials industries, as well as exposure to assets that fall outside standard industry classifications. Conversely, we reduced the Fund’s exposure to U.S. Treasury

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5.	The London InterBank Offered Rate (LIBOR) is a composite of interest rates at which banks borrow from one another in the London market, and it is a benchmark for short-term interest rates.
6.	The Secured Overnight Financing Rate (SOFR) is a secured, interbank overnight interest rate established as an alternative to LIBOR.
10	MainStay Floating Rate Fund

securities and to the media, specialty retail and software industries.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2023, we remain cautiously optimistic about the performance of the floating-rate market. The Fund holds its most overweight positions relative to the Index in health care equipment & supplies, hotels, restaurants & leisure, containers & packaging and off-index industry positions. The Fund holds its most significantly underweight positions in the software, capital markets and professional services industries. We continue to look for opportunities to add exposure in these underweight sectors, subject to our underwriting criteria.
From a ratings perspective, the Fund holds overweight positions in credit rated BB and NR,7 while maintaining underweight exposure to credit rated BBB, B and CCC and below, 8 reflecting our view favoring higher-rated credit in the loan market. As of the end of the reporting period, the Fund’s cash balances remain high, given the volatile market conditions and inflows/outflows.
7.	NR indicates that S&P has not assigned an obligation with a rating, or a rating is no longer assigned.
8.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
11

Portfolio of Investments October 31, 2023†^
	Principal Amount	Value
Long-Term Bonds 95.1%
Asset-Backed Securities 4.9%
Other Asset-Backed Securities 4.9%
AGL CLO 20 Ltd. (a)(b)
Series 2022-20A, Class B
8.366% (3 Month SOFR + 2.95%), due 7/20/35	$ 2,500,000	$ 2,505,192
Series 2022-20A, Class E
13.776% (3 Month SOFR + 8.36%), due 7/20/35	2,500,000	2,505,897
AIMCO CLO 16 Ltd. (a)(b)
Series 2021-16A, Class B
7.314% (3 Month SOFR + 1.912%), due 1/17/35	2,500,000	2,460,140
Series 2021-16A, Class E
11.864% (3 Month SOFR + 6.462%), due 1/17/35	2,500,000	2,449,858
AIMCO CLO 20 Ltd. (a)(b)(c)
Series 2023-20A, Class D
7.565% (3 Month SOFR + 4.00%), due 10/16/36	1,276,785	1,276,341
Series 2023-20A, Class B1
9.356% (3 Month SOFR + 2.20%), due 10/16/36	1,500,000	1,499,478
Ballyrock CLO 21 Ltd. (a)(b)
Series 2022-21A, Class A2A
8.216% (3 Month SOFR + 2.80%), due 10/20/35	2,700,000	2,712,112
Series 2022-21A, Class C
10.736% (3 Month SOFR + 5.32%), due 10/20/35	2,500,000	2,522,662
Carlyle U.S. CLO Ltd. (a)(b)
Series 2022-2A, Class A2
7.416% (3 Month SOFR + 2.00%), due 4/20/35	2,500,000	2,457,735
Series 2022-2A, Class D
12.816% (3 Month SOFR + 7.40%), due 4/20/35	2,500,000	2,370,485
Danby Park CLO Ltd. (a)(b)
Series 2022-1A, Class B
8.362% (3 Month SOFR + 2.95%), due 10/21/35	1,000,000	1,004,966
Series 2022-1A, Class D
10.742% (3 Month SOFR + 5.33%), due 10/21/35	1,000,000	1,010,399
Elmwood CLO 16 Ltd. (a)(b)
Series 2022-3A, Class B
7.366% (3 Month SOFR + 1.95%), due 4/20/34	2,500,000	2,468,280
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Elmwood CLO 16 Ltd. (a)(b) (continued)
Series 2022-3A, Class E
12.636% (3 Month SOFR + 7.22%), due 4/20/34	$ 2,500,000	$ 2,504,345
Elmwood CLO XII Ltd. (a)(b)
Series 2021-5A, Class B
7.377% (3 Month SOFR + 1.962%), due 1/20/35	2,500,000	2,460,602
Series 2021-5A, Class E
12.027% (3 Month SOFR + 6.612%), due 1/20/35	2,500,000	2,420,478
Empower CLO Ltd. (a)(b)
Series 2023-2A, Class B
8.09% (3 Month SOFR + 2.75%), due 7/15/36	1,250,000	1,253,104
Series 2023-2A, Class D
10.74% (3 Month SOFR + 5.40%), due 7/15/36	1,250,000	1,242,546
Galaxy 32 CLO Ltd. (a)(b)
Series 2023-32A, Class B
(zero coupon) (3 Month SOFR + 2.30%), due 10/20/36	1,500,000	1,500,000
Series 2023-32A, Class D
7.674% (3 Month SOFR + 4.30%), due 10/20/36	1,500,000	1,500,000
Magnetite XXXI Ltd. (a)(b)
Series 2021-31A, Class B
7.305% (3 Month SOFR + 1.912%), due 7/15/34	2,500,000	2,456,892
Series 2021-31A, Class E
11.655% (3 Month SOFR + 6.262%), due 7/15/34	2,500,000	2,350,535
Neuberger Berman Loan Advisers CLO 43 Ltd. (a)(b)
Series 2021-43A, Class C
7.614% (3 Month SOFR + 2.212%), due 7/17/35	2,500,000	2,430,375
Series 2021-43A, Class E
11.664% (3 Month SOFR + 6.262%), due 7/17/35	2,500,000	2,349,608
Neuberger Berman Loan Advisers CLO 51 Ltd. (a)(b)
Series 2022-51A, Class B
8.462% (3 Month SOFR + 3.05%), due 10/23/35	1,250,000	1,256,810
Series 2022-51A, Class D
11.112% (3 Month SOFR + 5.70%), due 10/23/35	1,250,000	1,262,446

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Floating Rate Fund

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Octagon Investment Partners 51 Ltd. (a)(b)
Series 2021-1A, Class B
7.377% (3 Month SOFR + 1.962%), due 7/20/34	$ 2,500,000	$ 2,451,670
Series 2021-1A, Class E
12.427% (3 Month SOFR + 7.012%), due 7/20/34	2,500,000	2,307,780
OHA Credit Funding 16 Ltd. (a)(b)
Series 2023-16A, Class B
(zero coupon) (3 Month SOFR + 2.25%), due 10/20/36	1,500,000	1,499,489
Series 2023-16A, Class D
7.606% (3 Month SOFR + 4.00%), due 10/20/36	1,500,000	1,499,489
Palmer Square CLO Ltd. (a)(b)
Series 2021-4A, Class B
7.305% (3 Month SOFR + 1.912%), due 10/15/34	2,500,000	2,450,058
Series 2022-2A, Class B
7.616% (3 Month SOFR + 2.20%), due 7/20/34	2,500,000	2,494,265
Series 2021-4A, Class D
8.605% (3 Month SOFR + 3.212%), due 10/15/34	1,500,000	1,424,765
Series 2021-4A, Class E
11.705% (3 Month SOFR + 6.312%), due 10/15/34	2,500,000	2,360,378
Series 2022-2A, Class E
13.246% (3 Month SOFR + 7.83%), due 7/20/34	2,500,000	2,505,590
Rockland Park CLO Ltd. (a)(b)
Series 2021-1A, Class B
7.327% (3 Month SOFR + 1.912%), due 4/20/34	2,500,000	2,456,122
Series 2021-1A, Class E
11.927% (3 Month SOFR + 6.512%), due 4/20/34	2,500,000	2,291,165
Sixth Street CLO XXI Ltd. (a)(b)
Series 2022-21A, Class B
8.394% (3 Month SOFR + 3.00%), due 10/15/35	2,500,000	2,513,777
Series 2022-21A, Class D
10.494% (3 Month SOFR + 5.10%), due 10/15/35	1,429,000	1,440,818
Total Asset-Backed Securities (Cost $81,156,996)		79,926,652
	Principal Amount	Value
Corporate Bonds 3.6%
Aerospace & Defense 0.1%
Spirit AeroSystems, Inc. (a)
7.50%, due 4/15/25	$ 2,100,000	$ 2,094,821
9.375%, due 11/30/29	250,000	256,732
		2,351,553
Airlines 0.1%
United Airlines, Inc.
4.375%, due 4/15/26 (a)	800,000	742,092
Auto Manufacturers 0.2%
Ford Motor Co.
6.10%, due 8/19/32	1,900,000	1,757,403
Ford Motor Credit Co. LLC
7.35%, due 11/4/27	2,000,000	2,024,346
		3,781,749
Building Materials 0.1%
JELD-WEN, Inc. (a)
4.625%, due 12/15/25	294,000	277,462
4.875%, due 12/15/27	780,000	661,162
		938,624
Chemicals 0.3%
ASP Unifrax Holdings, Inc.
5.25%, due 9/30/28 (a)	730,000	493,076
Olympus Water US Holding Corp.
9.75%, due 11/15/28 (a)	3,500,000	3,418,454
SCIL IV LLC
5.375%, due 11/1/26 (a)	660,000	585,437
WR Grace Holdings LLC
5.625%, due 8/15/29 (a)	700,000	542,500
		5,039,467
Commercial Services 0.2%
Prime Security Services Borrower LLC
6.25%, due 1/15/28 (a)	1,000,000	927,303
Sotheby's
5.875%, due 6/1/29 (a)	2,100,000	1,674,519
		2,601,822
Distribution & Wholesale 0.0% ‡
OPENLANE, Inc.
5.125%, due 6/1/25 (a)	400,000	385,854
Diversified Financial Services 0.2%
GGAM Finance Ltd.
7.75%, due 5/15/26 (a)	2,625,000	2,604,052
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
NFP Corp.
8.50%, due 10/1/31 (a)	$ 1,330,000	$ 1,307,718
		3,911,770
Electric 0.1%
Vistra Operations Co. LLC
5.00%, due 7/31/27 (a)	1,500,000	1,372,180
Engineering & Construction 0.1%
Brand Industrial Services, Inc.
10.375%, due 8/1/30 (a)	1,500,000	1,488,750
Entertainment 0.2%
Caesars Entertainment, Inc.
7.00%, due 2/15/30 (a)	1,420,000	1,370,432
Caesars Resort Collection LLC
5.75%, due 7/1/25 (a)	500,000	492,009
Light & Wonder International, Inc.
7.00%, due 5/15/28 (a)	1,350,000	1,315,965
		3,178,406
Environmental Control 0.2%
GFL Environmental, Inc. (a)
4.25%, due 6/1/25	1,200,000	1,153,510
4.75%, due 6/15/29	2,000,000	1,750,804
		2,904,314
Food 0.0% ‡
Post Holdings, Inc.
5.50%, due 12/15/29 (a)	240,000	214,035
US Foods, Inc.
7.25%, due 1/15/32 (a)	500,000	490,819
		704,854
Healthcare-Products 0.0% ‡
Medline Borrower LP
5.25%, due 10/1/29 (a)	470,000	400,074
Healthcare-Services 0.1%
Acadia Healthcare Co., Inc.
5.00%, due 4/15/29 (a)	240,000	213,988
Fortrea Holdings, Inc.
7.50%, due 7/1/30 (a)	840,000	810,600
		1,024,588
	Principal Amount	Value

Insurance 0.1%
GTCR AP Finance, Inc.
8.00%, due 5/15/27 (a)	$ 900,000	$ 876,335
Internet 0.1%
Gen Digital, Inc.
6.75%, due 9/30/27 (a)	1,320,000	1,284,876
Iron & Steel 0.0% ‡
Carpenter Technology Corp.
6.375%, due 7/15/28	630,000	599,250
Lodging 0.1%
Hilton Domestic Operating Co., Inc.
5.375%, due 5/1/25 (a)	1,000,000	983,052
Machinery-Diversified 0.1%
GrafTech Finance, Inc.
4.625%, due 12/15/28 (a)	430,000	315,207
GrafTech Global Enterprises, Inc.
9.875%, due 12/15/28 (a)	2,100,000	1,880,525
		2,195,732
Media 0.3%
Radiate Holdco LLC
4.50%, due 9/15/26 (a)	730,000	558,187
Univision Communications, Inc. (a)
6.625%, due 6/1/27	1,400,000	1,278,755
8.00%, due 8/15/28	2,400,000	2,266,372
		4,103,314
Oil & Gas 0.1%
Civitas Resources, Inc.
8.625%, due 11/1/30 (a)	2,270,000	2,310,465
Oil & Gas Services 0.0% ‡
USA Compression Partners LP
6.875%, due 4/1/26	640,000	621,506
Packaging & Containers 0.3%
Ardagh Metal Packaging Finance USA LLC
4.00%, due 9/1/29 (a)	600,000	450,042
Ardagh Packaging Finance plc
5.25%, due 4/30/25 (a)	1,000,000	963,370
Clydesdale Acquisition Holdings, Inc.
8.75%, due 4/15/30 (a)	900,000	717,372

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Floating Rate Fund

	Principal Amount	Value
Corporate Bonds (continued)
Packaging & Containers (continued)
Mauser Packaging Solutions Holding Co.
7.875%, due 8/15/26 (a)	$ 1,500,000	$ 1,404,928
Trident TPI Holdings, Inc.
12.75%, due 12/31/28 (a)	1,180,000	1,205,818
		4,741,530
Pharmaceuticals 0.1%
Bausch Health Cos., Inc.
5.50%, due 11/1/25 (a)	700,000	603,750
Organon & Co.
5.125%, due 4/30/31 (a)	1,400,000	1,093,284
		1,697,034
Real Estate 0.1%
Realogy Group LLC
5.75%, due 1/15/29 (a)	1,670,000	1,052,423
Real Estate Investment Trusts 0.1%
RHP Hotel Properties LP
4.75%, due 10/15/27	300,000	272,580
7.25%, due 7/15/28 (a)	2,100,000	2,035,653
		2,308,233
Retail 0.1%
IRB Holding Corp.
7.00%, due 6/15/25 (a)	580,000	575,667
LBM Acquisition LLC
6.25%, due 1/15/29 (a)	2,000,000	1,580,000
		2,155,667
Software 0.1%
Clarivate Science Holdings Corp. (a)
3.875%, due 7/1/28	700,000	601,022
4.875%, due 7/1/29	700,000	590,370
		1,191,392
Telecommunications 0.1%
Level 3 Financing, Inc.
10.50%, due 5/15/30 (a)	731,000	731,573
Telesat Canada
4.875%, due 6/1/27 (a)	900,000	533,250
		1,264,823
Total Corporate Bonds (Cost $63,666,499)		58,211,729
	Principal Amount	Value
Loan Assignments 86.6%
Aerospace & Defense 2.8%
Amentum Government Services Holdings LLC (b)
First Lien Tranche 3 Term Loan
9.335% (1 Month SOFR + 4.00%), due 2/15/29	$ 4,032,292	$ 3,935,267
First Lien Tranche Term Loan 1
9.439% (1 Month SOFR + 4.00%), due 1/29/27	1,998,937	1,961,457
Arcline FM Holdings LLC
First Lien Initial Term Loan
10.402% (3 Month SOFR + 4.75%), due 6/23/28 (b)	3,118,305	3,077,377
Asplundh Tree Expert LLC
Amendment No. 1 Term Loan
7.174% (1 Month SOFR + 1.75%), due 9/7/27 (b)	3,768,049	3,768,049
Barnes Group, Inc.
Initial Term Loan
8.424% (1 Month SOFR + 3.00%), due 9/3/30 (b)	1,200,000	1,186,874
Cobham Ultra SeniorCo. SARL
USD Facility Term Loan B
9.363% (6 Month SOFR + 3.50%), due 8/3/29 (b)	3,361,165	3,253,608
Dynasty Acquisition Co., Inc. (b)
2023 Specified Refinancing Term Loan B1
9.324% (1 Month SOFR + 4.00%), due 8/24/28	3,989,541	3,940,917
2023 Specified Refinancing Term Loan B2
9.324% (1 Month SOFR + 4.00%), due 8/24/28	1,709,803	1,688,964
Russell Investments U.S. Institutional Holdco, Inc.
2025 Term Loan
8.924% (1 Month SOFR + 3.50%), due 5/30/25 (b)	5,399,014	5,109,940
SkyMiles IP Ltd.
Initial Term Loan
9.166% (3 Month SOFR + 3.75%), due 10/20/27 (b)	4,251,428	4,345,759
TransDigm, Inc. (b)
Tranche Term Loan H
8.64% (3 Month SOFR + 3.25%), due 2/22/27	1,959,810	1,957,530
Tranche Term Loan I
8.64% (3 Month SOFR + 3.25%), due 8/24/28	5,003,581	4,994,875
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Loan Assignments (continued)
Aerospace & Defense (continued)
United AirLines, Inc.
Term Loan B
9.189% (1 Month SOFR + 3.75%), due 4/21/28 (b)	$ 3,259,286	$ 3,265,058
WestJet Airlines Ltd.
Term Loan
8.424% (1 Month SOFR + 3.00%), due 12/11/26 (b)	4,101,695	3,954,034
		46,439,709
Animal Food 0.2%
Alltech, Inc.
Term Loan B
9.439% (1 Month SOFR + 4.00%), due 10/13/28 (b)	3,066,063	2,989,412
Automobile 1.9%
American Auto Auction Group LLC
First Lien Tranche Term Loan B
10.54% (3 Month SOFR + 5.00%), due 12/30/27 (b)	5,895,000	5,718,150
Autokiniton U.S. Holdings, Inc.
Closing Date Term Loan B
9.939% (1 Month SOFR + 4.50%), due 4/6/28 (b)	4,043,792	3,957,862
Belron Finance 2019 LLC
Dollar Second Incremental Term Loan
7.902% (3 Month SOFR + 2.25%), due 10/30/26 (b)	4,157,089	4,151,893
Belron Finance US LLC
Dollar Fourth Incremental Term Loan
8.245% (3 Month SOFR + 2.75%), due 4/18/29 (b)	498,750	498,999
Belron Group SA
Dollar Third Incremental Term Loan
8.056% (3 Month SOFR + 2.425%), due 4/13/28 (b)	4,298,095	4,292,723
Clarios Global LP
First Lien 2023 Term Loan
9.074% (1 Month SOFR + 3.75%), due 5/6/30 (b)	6,428,572	6,412,500
First Brand Group LLC
First Lien 2021 Term Loan
10.881% (6 Month SOFR + 5.00%), due 3/30/27 (b)	1,333,333	1,312,777
	Principal Amount	Value

Automobile (continued)
Wand Newco 3, Inc.
First Lien Tranche Term Loan B1
8.174% (1 Month SOFR + 2.75%), due 2/5/26 (b)	$ 5,056,682	$ 5,044,040
		31,388,944
Banking 0.8%
Apollo Commercial Real Estate Finance, Inc. (b)
Initial Term Loan
8.189% (1 Month SOFR + 2.75%), due 5/15/26	240,130	231,726
Term Loan B1
8.939% (1 Month SOFR + 3.50%), due 3/11/28	82,494	77,957
Edelman Financial Engines Center LLC (The)
First Lien 2021 Initial Term Loan
8.939% (1 Month SOFR + 3.50%), due 4/7/28 (b)	5,583,171	5,479,647
Jane Street Group LLC
Dollar Term Loan
8.189% (1 Month SOFR + 2.75%), due 1/26/28 (b)	6,684,154	6,661,876
		12,451,206
Beverage, Food & Tobacco 1.4%
8th Avenue Food & Provisions, Inc.
First Lien Term Loan
9.189% (1 Month SOFR + 3.75%), due 10/1/25 (b)	2,226,616	2,098,029
CHG PPC Parent LLC
First Lien 2021-1 U.S. Term Loan
8.439% (1 Month SOFR + 3.00%), due 12/8/28 (b)	4,250,929	4,187,165
Froneri International Ltd.
First Lien Facility Term Loan B2
7.674% (1 Month SOFR + 2.25%), due 1/29/27 (b)	2,917,012	2,893,615
H-Food Holdings LLC
Initial Term Loan
9.269% (3 Month SOFR + 3.688%), due 5/23/25 (b)	2,453,582	2,064,417
Naked Juice LLC
First Lien Initial Term Loan
8.74% (3 Month SOFR + 3.25%), due 1/24/29 (b)	887,200	814,338
Pegasus BidCo BV
Initial Dollar Term Loan
9.615% (3 Month SOFR + 4.25%), due 7/12/29 (b)	4,367,000	4,326,968

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Beverage, Food & Tobacco (continued)
Sotheby's
2021 Second Refinancing Term Loan
10.155% (3 Month SOFR + 4.50%), due 1/15/27 (b)	$ 2,239,608	$ 2,164,021
U.S. Foods, Inc.
Incremental 2021 Term Loan B
7.939% (1 Month SOFR + 2.50%), due 11/22/28 (b)	3,982,294	3,986,125
United Natural Foods, Inc.
Initial Term Loan
8.689% (1 Month SOFR + 3.25%), due 10/22/25 (b)	1,136,179	1,131,090
		23,665,768
Broadcasting & Entertainment 1.9%
Altice France SA
USD Term Loan B14
10.894% (3 Month SOFR + 5.50%), due 8/15/28 (b)	6,095,496	5,400,865
Charter Communications Operating LLC
Term Loan B1 7.074% - 7.133%
(1 Month SOFR + 1.75%, 3 Month SOFR + 1.75%), due 4/30/25 (b)	6,456,496	6,455,005
Clear Channel Outdoor Holdings, Inc.
Term Loan B 9.131% - 9.145%
(3 Month SOFR + 3.50%), due 8/21/26 (b)	4,134,249	3,966,295
CMG Media Corp.
First Lien 2021 Term Loan B
8.99% (3 Month SOFR + 3.50%), due 12/17/26 (b)	5,186,784	4,662,919
Gray Television, Inc. (b)
Term Loan E
7.929% (1 Month SOFR + 2.50%), due 1/2/26	11,963	11,923
Term Loan D
8.429% (1 Month SOFR + 3.00%), due 12/1/28	2,335,589	2,236,976
Nexstar Media, Inc.
Term Loan B4
7.939% (1 Month SOFR + 2.50%), due 9/18/26 (b)	2,916,699	2,913,963
Univision Communications, Inc. (b)
First Lien Initial Term Loan
8.689% (1 Month SOFR + 3.25%), due 1/31/29	4,437,313	4,359,660
	Principal Amount	Value

Broadcasting & Entertainment (continued)
Univision Communications, Inc. (b) (continued)
First Lien 2022 Incremental Term Loan
9.64% (3 Month SOFR + 4.25%), due 6/24/29	$ 925,781	$ 922,309
		30,929,915
Buildings & Real Estate 2.2%
Allspring Buyer LLC
Initial Term Loan
8.949% (3 Month SOFR + 3.25%), due 11/1/28 (b)	3,664,982	3,559,614
Beacon Roofing Supply, Inc.
2028 Term Loan
7.689% (1 Month SOFR + 2.25%), due 5/19/28 (b)	3,421,250	3,414,835
Core & Main LP
Tranche Term Loan B 7.926% - 8.056%
(1 Month SOFR + 2.50%, 6 Month SOFR + 2.50%), due 7/27/28 (b)	5,341,958	5,320,590
Cornerstone Building Brands, Inc.
Tranche Term Loan B
8.685% (1 Month SOFR + 3.25%), due 4/12/28 (b)	6,426,055	6,095,383
Cushman & Wakefield U.S. Borrower LLC (b)
Replacement Term Loan
8.189% (1 Month SOFR + 2.75%), due 8/21/25	32,502	32,400
2023-1 Refinancing Term Loan
8.674% (1 Month SOFR + 3.25%), due 1/31/30	4,106,162	3,911,119
2023-2 Refinancing Term Loan
9.324% (1 Month SOFR + 4.00%), due 1/31/30	208,333	197,917
SRS Distribution, Inc. (b)
2022 Refinancing Term Loan
8.924% (1 Month SOFR + 3.50%), due 6/2/28	1,375,500	1,343,864
2021 Refinancing Term Loan
8.939% (1 Month SOFR + 3.50%), due 6/2/28	2,971,931	2,899,862
VC GB Holdings I Corp.
First Lien Initial Term Loan
8.652% (3 Month SOFR + 3.00%), due 7/21/28 (b)	3,180,688	3,065,388
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Loan Assignments (continued)
Buildings & Real Estate (continued)
Wilsonart LLC
Tranche Term Loan E
8.74% (3 Month SOFR + 3.25%), due 12/31/26 (b)	$ 5,687,580	$ 5,629,913
		35,470,885
Capital Equipment 0.4%
AZZ, Inc.
Initial Term Loan
9.074% (1 Month SOFR + 3.75%), due 5/13/29 (b)	3,170,000	3,168,415
CPM Holdings, Inc.
Initial Term Loan
9.827% (1 Month SOFR + 4.50%), due 9/28/28 (b)	3,000,000	2,995,314
		6,163,729
Cargo Transport 0.2%
Genesee & Wyoming, Inc.
Initial Term Loan
7.49% (3 Month SOFR + 2.00%), due 12/30/26 (b)	3,839,641	3,835,947
Chemicals 0.3%
ASP Unifrax Holdings, Inc.
First Lien USD Term Loan
9.29% (3 Month SOFR + 3.75%), due 12/12/25 (b)	2,945,876	2,741,768
LSF11 A5 Holdco LLC (b)
Term Loan
8.939% (1 Month SOFR + 3.50%), due 10/15/28	2,288,384	2,224,309
Fourth Amendment Incremental Term Loan
9.674% (1 Month SOFR + 4.25%), due 10/15/28	448,875	439,617
		5,405,694
Chemicals, Plastics & Rubber 5.2%
Aruba Investments Holdings LLC (b)
First Lien Initial Dollar Term Loan
9.424% (1 Month SOFR + 4.00%), due 11/24/27	1,285,095	1,259,393
First Lien 2022 Incremental Term Loan
10.074% (1 Month SOFR + 4.75%), due 11/24/27 (d)(e)	1,488,750	1,458,975
	Principal Amount	Value

Chemicals, Plastics & Rubber (continued)
Bakelite UK Intermediate Ltd.
Term Loan
9.54% (3 Month SOFR + 4.00%), due 5/29/29 (b)	$ 5,127,538	$ 4,960,893
Clydesdale Acquisition Holdings, Inc.
First Lien Term Loan B
9.599% (1 Month SOFR + 4.175%), due 4/13/29 (b)	4,922,625	4,752,091
Entegris, Inc.
Tranche Term Loan B
7.89% (3 Month SOFR + 2.50%), due 7/6/29 (b)	4,041,534	4,045,324
Herens Holdco SARL
USD Facility Term Loan B
9.415% (3 Month SOFR + 3.925%), due 7/3/28 (b)	1,812,652	1,525,650
Ineos Quattro Holdings U.K. Ltd. (b)
2026 Tranche Dollar Term Loan B
8.189% (1 Month SOFR + 2.75%), due 1/29/26	3,479,900	3,407,403
2030 Tranche Dollar Term Loan B
9.174% (1 Month SOFR + 3.75%), due 3/14/30	1,496,250	1,464,455
Ineos U.S. Finance LLC (b)
2030 Dollar Term Loan
8.924% (1 Month SOFR + 3.50%), due 2/18/30	997,500	975,768
2027-II Dollar Term Loan
9.174% (1 Month SOFR + 3.75%), due 11/8/27	2,351,349	2,319,018
Innophos Holdings, Inc.
Initial Term Loan
8.689% (1 Month SOFR + 3.25%), due 2/5/27 (b)	5,336,733	5,271,358
Jazz Pharmaceuticals plc
Initial Dollar Term Loan
8.939% (1 Month SOFR + 3.50%), due 5/5/28 (b)	7,175,304	7,172,312
Koppers, Inc.
Term Loan B 8.91% - 8.95%
(1 Month SOFR + 3.50%), due 4/10/30 (b)	4,488,750	4,488,750
Nouryon Finance BV (b)
2023 Term Loan
9.419% (1 Month SOFR + 4.00%), due 4/3/28	1,246,875	1,215,703

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Chemicals, Plastics & Rubber (continued)
Nouryon Finance BV (b) (continued)
Extended Dollar Term Loan
9.434% (1 Month SOFR + 4.00%), due 4/3/28	$ 6,430,030	$ 6,274,102
Olympus Water U.S. Holding Corp.
Initial Dollar Term Loan
9.402% (3 Month SOFR + 3.75%), due 11/9/28 (b)	2,677,102	2,606,828
Oxea Holding Vier GmbH
Tranche Term Loan B2
9.014% (3 Month SOFR + 3.50%), due 10/14/24 (b)	3,410,007	3,339,676
PMHC II, Inc.
Initial Term Loan
9.807% (3 Month SOFR + 4.25%), due 4/23/29 (b)	5,940,000	5,388,697
SCIH Salt Holdings, Inc.
First Lien Incremental Term Loan B1
9.439% (1 Month SOFR + 4.00%), due 3/16/27 (b)	6,247,581	6,153,867
Sparta U.S. Holdco LLC
First Lien Initial Term Loan
8.679% (1 Month SOFR + 3.25%), due 8/2/28 (b)	2,063,250	2,042,617
Tricorbraun Holdings, Inc.
First Lien Closing Date Initial Term Loan
8.689% (1 Month SOFR + 3.25%), due 3/3/28 (b)	5,821,120	5,641,637
Tronox Finance LLC
First Lien 2022 Incremental Term Loan
8.64% (3 Month SOFR + 3.25%), due 4/4/29 (b)	2,540,630	2,496,169
W. R. Grace Holdings LLC
Initial Term Loan
9.402% (3 Month SOFR + 3.75%), due 9/22/28 (b)	3,438,750	3,369,975
Windsor Holdings III LLC
Dollar Term Loan B
9.815% (1 Month SOFR + 4.50%), due 8/1/30 (b)	4,000,000	3,982,500
		85,613,161
Commercial Services 0.3%
Prime Security Services Borrower LLC
First Lien 2023 Refinancing Term Loan B1
7.832% (1 Month SOFR + 2.50%), due 10/13/30 (b)	5,000,000	4,985,715
	Principal Amount	Value

Consumer Durables 0.2%
SWF Holdings I Corp.
First Lien Initial Term Loan
9.439% (1 Month SOFR + 4.00%), due 10/6/28 (b)	$ 4,811,613	$ 3,929,486
Containers, Packaging & Glass 3.0%
Alliance Laundry Systems LLC
Initial Term Loan B 8.932% - 8.994%
(1 Month SOFR + 3.50%, 3 Month SOFR + 3.50%), due 10/8/27 (b)	4,913,177	4,900,211
Altium Packaging LLC
First Lien 2021 Term Loan
8.189% (1 Month SOFR + 2.75%), due 2/3/28 (b)	3,007,979	2,952,653
Anchor Glass Container Corp.
First Lien August 2023 Extended Term Loan 10.628% - 10.896%
(3 Month SOFR + 5.00%, 6 Month SOFR + 5.00%), due 12/7/25 (b)	2,637,165	2,149,290
Berlin Packaging LLC (b)
Tranche Initial Term Loan B4 8.566% - 8.77%
(1 Month SOFR + 3.25%, 3 Month SOFR + 3.25%), due 3/11/28	3,900,014	3,767,171
Tranche Term Loan B5 9.179% - 9.402%
(1 Month SOFR + 3.75%, 3 Month SOFR + 3.75%), due 3/11/28	1,058,400	1,032,129
Charter Next Generation, Inc.
First Lien 2021 Initial Term Loan
9.189% (1 Month SOFR + 3.75%), due 12/1/27 (b)	6,004,178	5,837,190
Flint Group Packaging Inks North America Holdings LLC (b)
USD PIK Holdco Term Loan
5.71% (3 Month SOFR + 0.10%), due 12/31/27	399,924	282,946
Second Lien USD PIK Holdco Term Loan
5.71% (3 Month SOFR + 0.10%), due 12/31/27	533,320	86,664
USD Facility Term Loan B
9.856% (3 Month SOFR + 4.25%), due 12/31/26	844,489	784,674
Graham Packaging Co., Inc.
2021 Initial Term Loan
8.439% (1 Month SOFR + 3.00%), due 8/4/27 (b)	5,814,429	5,749,744
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Loan Assignments (continued)
Containers, Packaging & Glass (continued)
Mauser Packaging Solutions Holding Co.
Initial Term Loan
9.319% (1 Month SOFR + 4.00%), due 8/14/26 (b)	$ 182,417	$ 176,574
Pactiv Evergreen, Inc. (b)
Tranche U.S. Term Loan B2
8.689% (1 Month SOFR + 3.25%), due 2/5/26	1,779,299	1,773,616
Tranche U.S. Term Loan B3
8.689% (1 Month SOFR + 3.25%), due 9/24/28	980,000	974,181
Pretium PKG Holdings, Inc. (b)
First Lien Initial Term Loan 9.441% - 9.53%
(1 Month SOFR + 4.00%, 3 Month SOFR + 4.00%), due 10/2/28	3,615,600	2,693,622
Second Lien Initial Term Loan 12.195% - 12.206%
(1 Month SOFR + 6.75%), due 10/1/29 (d)	1,750,000	745,937
First Lien Third Amendment Tranche Term Loan A
10.395% (3 Month SOFR + 5.00%), due 10/2/28	2,073,106	2,029,917
ProAmpac PG Borrower LLC
2023-1 Term Loan 9.887% - 12.00%
(3 Month SOFR + 3.50%, 3 Month SOFR + 4.50%), due 9/15/28 (b)	3,166,667	3,123,125
Reynolds Consumer Products LLC
Initial Term Loan
7.174% (1 Month SOFR + 1.75%), due 2/4/27 (b)	126,925	126,343
RLG Holdings LLC
First Lien Closing Date Initial Term Loan
9.689% (1 Month SOFR + 4.25%), due 7/7/28 (b)	4,912,500	4,525,641
Trident TPI Holdings, Inc. (b)
Tranche Initial Term Loan B3
9.652% (3 Month SOFR + 4.00%), due 9/15/28	3,698,360	3,646,739
Tranche Initial Term Loan B5
9.89% (3 Month SOFR + 4.50%), due 9/15/28	970,555	965,433
Tranche Initial Term Loan B4
10.64% (3 Month SOFR + 5.25%), due 9/15/28	397,000	394,353
		48,718,153
	Principal Amount	Value

Diversified/Conglomerate Manufacturing 2.2%
Allied Universal Holdco LLC (b)
Initial U.S. Dollar Term Loan
9.174% (1 Month SOFR + 3.75%), due 5/12/28	$ 5,976,608	$ 5,662,836
Amendment No. 3 Term Loan
10.074% (1 Month SOFR + 4.75%), due 5/12/28	3,000,000	2,902,968
Filtration Group Corp. (b)
2021 Incremental Term Loan
8.939% (1 Month SOFR + 3.50%), due 10/21/28	2,954,774	2,930,766
2023 Extended Dollar Term Loan
9.689% (1 Month SOFR + 4.25%), due 10/21/28	2,756,958	2,755,481
Gardner Denver, Inc.
2020 GDI Tranche Dollar Term Loan B2
7.174% (1 Month SOFR + 1.75%), due 3/1/27 (b)	3,308,796	3,311,692
GYP Holdings III Corp.
First Lien 2023 Refinancing Term Loan
8.324% (1 Month SOFR + 3.00%), due 5/12/30 (b)	570,787	571,679
Ingersoll-Rand Services Co.
2020 Spinco Tranche Dollar Term Loan B1
7.174% (1 Month SOFR + 1.75%), due 3/1/27 (b)	162,026	162,168
Iron Mountain Information Management LLC
Incremental Term Loan B
7.189% (1 Month LIBOR + 1.75%), due 1/2/26 (b)	3,177,413	3,166,489
LTI Holdings, Inc. (b)
First Lien Initial Term Loan
8.939% (1 Month SOFR + 3.50%), due 9/6/25	1,282,465	1,219,624
First Lien First Amendment Additional Term Loan
10.189% (1 Month LIBOR + 4.75%), due 7/24/26	1,719,211	1,640,414
QUIKRETE Holdings, Inc.
First Lien Fourth Amendment Term Loan
8.189% (1 Month SOFR + 2.75%), due 3/19/29 (b)	5,417,500	5,412,418
Red Ventures LLC
First Lien Term Loan B4
8.324% (1 Month SOFR + 3.00%), due 3/3/30 (b)	4,136,748	4,091,244

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Diversified/Conglomerate Manufacturing (continued)
WP CPP Holdings LLC
First Lien Initial Term Loan
9.29% (3 Month SOFR + 3.75%), due 4/30/25 (b)	$ 2,938,549	$ 2,804,845
		36,632,624
Diversified/Conglomerate Service 2.1%
Applied Systems, Inc. (b)
First Lien 2026 Term Loan
9.89% (3 Month SOFR + 4.50%), due 9/18/26	3,446,479	3,451,404
Second Lien 2021 Term Loan
12.14% (3 Month SOFR + 6.75%), due 9/17/27	1,982,109	1,988,923
Blackhawk Network Holdings, Inc.
First Lien Term Loan
8.172% (3 Month SOFR + 2.75%), due 6/15/25 (b)	3,778,627	3,743,988
Brightview Landscapes LLC
2022 Initial Term Loan
8.633% (3 Month SOFR + 3.25%), due 4/20/29 (b)	880,595	878,668
Element Materials Technology Group U.S. Holdings, Inc. (b)
Initial USD Term Loan B
9.74% (3 Month SOFR + 4.25%), due 6/22/29	1,901,421	1,834,871
First Lien Delayed Draw Term Loan B
9.74% (3 Month SOFR + 4.25%), due 6/22/29	877,579	846,864
Genesys Cloud Services Holdings I LLC
2020 Initial Dollar Term Loan
9.439% (1 Month SOFR + 4.00%), due 12/1/27 (b)	5,764,508	5,757,303
MKS Instruments, Inc.
2023-1 Dollar Term Loan B
7.819% (1 Month SOFR + 2.50%), due 8/17/29 (b)	6,791,244	6,721,634
TruGreen LP
First Lien Second Refinancing Term Loan
9.424% (1 Month SOFR + 4.00%), due 11/2/27 (b)	6,317,688	5,913,356
Verscend Holding Corp.
Term Loan B1
9.439% (1 Month SOFR + 4.00%), due 8/27/25 (b)	4,036,277	4,029,339
		35,166,350
	Principal Amount	Value

Ecological 0.2%
GFL Environmental, Inc.
2023 Refinancing Term Loan A
7.912% (3 Month SOFR + 2.50%), due 5/31/27 (b)	$ 3,019,667	$ 3,018,912
Electronics 6.1%
Camelot U.S. Acquisition LLC (b)
Initial Term Loan
8.439% (1 Month SOFR + 3.00%), due 10/30/26	2,686,593	2,681,795
Amendment No. 2 Incremental Term Loan
8.439% (1 Month SOFR + 3.00%), due 10/30/26	2,814,736	2,809,208
Castle U.S. Holding Corp. (b)
Initial Dollar Term Loan
9.434% (3 Month SOFR + 3.75%), due 1/29/27	219,046	158,926
Dollar Term Loan B2
9.684% (3 Month SOFR + 4.00%), due 1/29/27	4,895,833	3,598,437
Commscope, Inc.
Initial Term Loan
8.689% (1 Month SOFR + 3.25%), due 4/6/26 (b)	6,123,151	5,258,256
CoreLogic, Inc.
First Lien Initial Term Loan
8.939% (1 Month SOFR + 3.50%), due 6/2/28 (b)	6,414,526	5,807,821
DCert Buyer, Inc.
First Lien Initial Term Loan
9.324% (1 Month SOFR + 4.00%), due 10/16/26 (b)	5,347,829	5,245,113
ECi Macola/MAX Holding LLC
First Lien Initial Term Loan
9.402% (3 Month SOFR + 3.75%), due 11/9/27 (b)	3,403,750	3,383,539
Epicor Software Corp. (b)
Term Loan C
8.689% (1 Month SOFR + 3.25%), due 7/30/27	6,107,378	6,072,389
Term Loan D
9.074% (1 Month SOFR + 3.75%), due 7/30/27	1,250,000	1,250,625
Flexera Software LLC
First Lien Term Loan B1
9.189% (1 Month SOFR + 3.75%), due 3/3/28 (b)	3,653,013	3,604,307
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Loan Assignments (continued)
Electronics (continued)
Gainwell Acquisition Corp.
First Lien Term Loan B
9.49% (3 Month SOFR + 4.00%), due 10/1/27 (b)	$ 5,532,793	$ 5,279,208
Go Daddy Operating Co. LLC
Amendment No. 6 Term Loan
7.824% (1 Month SOFR + 2.50%), due 11/9/29 (b)	2,131,646	2,132,089
Helios Software Holdings, Inc.
2021 Initial Dollar Term Loan
9.29% (3 Month SOFR + 3.75%), due 3/11/28 (b)	1,403,009	1,368,810
ION Trading Finance Ltd.
2021 Initial Dollar Term Loan
10.24% (3 Month SOFR + 4.75%), due 4/1/28 (b)	3,910,000	3,775,246
MH Sub I LLC
First Lien 2023 May Incremental Term Loan
9.574% (1 Month SOFR + 4.25%), due 5/3/28 (b)	6,751,352	6,443,659
Project Alpha Intermediate Holding, Inc.
Initial Term Loan
10.075% (1 Month SOFR + 4.75%), due 10/28/30 (b)	6,500,000	6,299,196
Proofpoint, Inc.
First Lien Initial Term Loan
8.689% (1 Month SOFR + 3.25%), due 8/31/28 (b)	5,472,302	5,374,562
Rocket Software, Inc.
Extended Dollar Term Loan
10.074% (1 Month SOFR + 4.75%), due 11/28/28 (b)	5,171,464	5,057,691
Sharp Services LLC (b)
First Lien Initial Term Loan
9.49% (3 Month SOFR + 4.00%), due 12/31/28	4,117,101	4,096,516
First Lien Tranche Term Loan B
9.896% (3 Month SOFR + 4.50%), due 12/31/28	1,000,000	991,250
SS&C Technologies Holdings, Inc. (b)
Term Loan B6
7.674% (1 Month SOFR + 2.25%), due 3/22/29	2,032,522	2,030,176
Term Loan B7
7.674% (1 Month SOFR + 2.25%), due 3/22/29	3,219,693	3,215,978
	Principal Amount	Value

Electronics (continued)
Surf Holdings SARL
First Lien Dollar Tranche Term Loan
8.956% (1 Month SOFR + 3.50%), due 3/5/27 (b)	$ 2,957,246	$ 2,935,889
Vertiv Group Corp.
Term Loan B
8.179% (1 Month SOFR + 2.75%), due 3/2/27 (b)	5,793,071	5,776,978
VS Buyer LLC
Initial Term Loan
8.674% (1 Month SOFR + 3.25%), due 2/28/27 (b)	1,447,500	1,432,573
WEX, Inc.
Term Loan B
7.689% (1 Month SOFR + 2.25%), due 3/31/28 (b)	3,900,000	3,895,667
		99,975,904
Energy (Electricity) 0.3%
Covanta Holding Corp. (b)
Initial Term Loan B
7.824% (1 Month SOFR + 2.50%), due 11/30/28	4,031,979	3,976,540
Initial Term Loan C
7.824% (1 Month SOFR + 2.50%), due 11/30/28	306,620	302,404
		4,278,944
Entertainment 0.9%
Alterra Mountain Co. (b)
Term Loan B2
8.939% (1 Month SOFR + 3.50%), due 8/17/28	4,742,829	4,745,793
Term Loan B3
9.174% (1 Month SOFR + 3.75%), due 5/31/30	498,750	498,750
Fertitta Entertainment LLC
Initial Term Loan B
9.324% (1 Month SOFR + 4.00%), due 1/27/29 (b)	4,149,146	4,052,765
Formula One Management Ltd.
First Lien Facility Term Loan B
7.574% (1 Month SOFR + 2.25%), due 1/15/30 (b)	984,615	982,359

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Entertainment (continued)
J&J Ventures Gaming LLC
Initial Term Loan
9.652% (3 Month SOFR + 4.00%), due 4/26/28 (b)	$ 5,370,202	$ 5,094,979
		15,374,646
Finance 6.5%
AAdvantage Loyality IP Ltd.
Initial Term Loan
10.427% (3 Month SOFR + 4.75%), due 4/20/28 (b)	5,580,000	5,648,483
Acuris Finance U.S., Inc.
Initial Dollar Term Loan
9.54% (3 Month SOFR + 4.00%), due 2/16/28 (b)	5,647,135	5,555,369
ADMI Corp. (b)
Amendment No.4 Refinancing Term Loan
8.814% (1 Month SOFR + 3.375%), due 12/23/27	2,437,500	2,186,640
Amendment No. 5 Incremental Term Loan
9.189% (1 Month SOFR + 3.75%), due 12/23/27	3,675,000	3,307,500
Ahlstrom-Munksjo Holding 3 Oy
USD Facility Term Loan B
9.652% (3 Month SOFR + 4.00%), due 2/4/28 (b)	3,120,894	3,001,261
AlixPartners LLP
Initial Dollar Term Loan
8.189% (1 Month SOFR + 2.75%), due 2/4/28 (b)	3,357,968	3,353,072
Blackstone Mortgage Trust, Inc.
Term Loan B4
8.824% (1 Month SOFR + 3.50%), due 5/9/29 (b)	316,585	300,756
Blue Tree Holdings, Inc.
Term Loan
8.152% (3 Month SOFR + 2.50%), due 3/4/28 (b)	1,462,500	1,425,937
Boxer Parent Co., Inc.
2021 Replacement Dollar Term Loan
9.189% (1 Month SOFR + 3.75%), due 10/2/25 (b)	3,852,448	3,846,739
Covia Holdings LLC
Initial Term Loan
9.676% (3 Month SOFR + 4.00%), due 7/31/26 (b)	837,917	831,633
	Principal Amount	Value

Finance (continued)
CPC Acquisition Corp.
First Lien Initial Term Loan
9.402% (3 Month SOFR + 3.75%), due 12/29/27 (b)	$ 3,770,462	$ 2,948,030
Deerfield Dakota Holding LLC
First Lien Initial Dollar Term Loan
9.14% (3 Month SOFR + 3.75%), due 4/9/27 (b)	5,296,412	5,111,038
Endurance International Group Holdings, Inc.
Initial Term Loan
9.422% (6 Month SOFR + 3.50%), due 2/10/28 (b)	5,617,612	5,201,561
GTCR W. Merger Sub LLC
USD Term Loan B
TBD, due 9/20/30	5,000,000	4,958,035
LBM Acquisition LLC
First Lien Initial Term Loan
9.174% (1 Month LIBOR + 3.75%), due 12/17/27 (b)	4,470,767	4,250,022
LSF11 Trinity Bidco, Inc.
Initial Term Loan
9.835% (1 Month SOFR + 4.50%), due 6/14/30 (b)	3,740,625	3,726,598
Minimax Viking GmbH
Facility Term Loan B1C
7.931% (1 Month SOFR + 2.50%), due 7/31/25 (b)	4,043,004	4,038,961
Onex TSG Intermediate Corp.
Initial Term Loan
10.395% (3 Month SOFR + 4.75%), due 2/28/28 (b)	2,912,551	2,675,906
Park River Holdings, Inc.
First Lien Initial Term Loan
8.907% (3 Month SOFR + 3.25%), due 12/28/27 (b)	4,529,911	4,271,869
Peraton Corp.
First Lien Term Loan B
9.174% (1 Month SOFR + 3.75%), due 2/1/28 (b)	4,968,856	4,863,268
Pluto Acquisition I, Inc.
First Lien 2021 Term Loan
9.684% (3 Month SOFR + 4.00%), due 6/22/26 (b)	3,747,505	3,147,904
Potters Industries LLC
Initial Term Loan
9.49% (3 Month SOFR + 4.00%), due 12/14/27 (b)	1,170,000	1,170,975
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Loan Assignments (continued)
Finance (continued)
RealPage, Inc.
First Lien Initial Term Loan
8.439% (1 Month SOFR + 3.00%), due 4/24/28 (b)	$ 4,789,423	$ 4,672,408
RealTruck Group, Inc.
Initial Term Loan
9.189% (1 Month SOFR + 3.75%), due 1/31/28 (b)	5,884,236	5,592,783
Triton Water Holdings, Inc.
First Lien Initial Term Loan
8.902% (3 Month SOFR + 3.25%), due 3/31/28 (b)	3,801,622	3,599,661
WCG Purchaser Corp.
First Lien Initial Term Loan
9.439% (1 Month SOFR + 4.00%), due 1/8/27 (b)	6,417,795	6,323,133
WildBrain Ltd.
Initial Term Loan
9.689% (1 Month SOFR + 4.25%), due 3/24/28 (b)	5,469,305	5,291,552
WIN Waste Innovations Holdings, Inc.
Initial Term Loan
8.189% (1 Month SOFR + 2.75%), due 3/24/28 (b)	6,284,727	5,588,171
		106,889,265
Healthcare 1.9%
AHP Health Partners, Inc.
Initial Term Loan
8.939% (1 Month SOFR + 3.50%), due 8/24/28 (b)	1,960,000	1,957,550
Chariot Buyer LLC
First Lien Initial Term Loan
8.674% (1 Month SOFR + 3.25%), due 11/3/28 (b)	5,069,428	4,916,554
CHG Healthcare Services, Inc.
First Lien Initial Term Loan
8.689% (1 Month SOFR + 3.25%), due 9/29/28 (b)	6,083,368	6,012,077
ICU Medical, Inc.
Tranche Term Loan B
8.04% (3 Month SOFR + 2.50%), due 1/8/29 (b)	4,304,151	4,284,426
LSCS Holdings, Inc.
First Lien Initial Term Loan
9.939% (1 Month SOFR + 4.50%), due 12/16/28 (b)	4,716,000	4,615,785
	Principal Amount	Value

Healthcare (continued)
Medical Solutions Holdings, Inc.
First Lien Initial Term Loan
8.772% (3 Month SOFR + 3.25%), due 11/1/28 (b)	$ 2,027,917	$ 1,885,117
Medline Borrower LP
Initial Dollar Term Loan
8.689% (1 Month SOFR + 3.25%), due 10/23/28 (b)	5,284,239	5,245,210
U.S. Anesthesia Partners, Inc.
First Lien Initial Term Loan
9.679% (1 Month SOFR + 4.25%), due 10/1/28 (b)	1,900,303	1,644,290
		30,561,009
Healthcare & Pharmaceuticals 1.5%
Bausch & Lomb Corp.
Initial Term Loan
8.755% (3 Month SOFR + 3.25%), due 5/10/27 (b)	5,920,050	5,656,117
Bausch Health Cos., Inc.
Second Amendment Term Loan
10.689% (1 Month SOFR + 5.25%), due 2/1/27 (b)	2,667,321	2,071,937
Embecta Corp.
First Lien Initial Term Loan
8.337% (6 Month SOFR + 3.00%), due 3/30/29 (b)	6,327,554	6,112,867
Envision Healthcare Corp. (f)(g)
First Out Term Loan
TBD (3 Month SOFR + 7.875%), due 3/31/27 (b)	522,312	616,329
Second Out Term Loan
TBD, due 3/31/27 (d)(e)	3,076,502	461,475
2018 Third Out Term Loan
8.992% (3 Month SOFR + 3.75%), due 3/31/27 (b)(d)	1,444,155	7,221
Owens & Minor, Inc.
Term Loan B1 9.174% - 9.24%
(1 Month SOFR + 3.75%, 3 Month SOFR + 3.75%), due 3/29/29 (b)	3,590,000	3,585,512
Pediatric Associates Holding Co. LLC
Amendment No. 1 Incremental Term Loan
8.689% (1 Month SOFR + 3.25%), due 12/29/28 (b)	3,325,282	3,187,282

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Healthcare & Pharmaceuticals (continued)
Physician Partners LLC
Initial Term Loan
9.533% (3 Month SOFR + 4.00%), due 12/23/28 (b)	$ 2,570,776	$ 2,419,743
		24,118,483
Healthcare, Education & Childcare 4.8%
Agiliti Health, Inc.
Term Loan
8.395% (3 Month SOFR + 3.00%), due 5/1/30 (b)	7,879,279	7,761,090
Alvogen Pharma U.S., Inc.
January 2020 Term Loan
10.79% (3 Month SOFR + 5.25%), due 12/31/23 (b)	462,501	453,251
Amneal Pharmaceuticals LLC
Initial Term Loan
8.939% (1 Month SOFR + 3.50%), due 5/4/25 (b)	6,888,268	6,739,743
athenahealth Group, Inc.
Initial Term Loan
8.577% (1 Month SOFR + 3.25%), due 2/15/29 (b)	4,822,815	4,654,017
Carestream Dental Technology Parent Ltd. (b)
First Lien Initial Term Loan
8.981% (3 Month LIBOR + 3.25%), due 9/1/24	1,382,762	1,151,149
First Lien Tranche Term Loan B
10.231% (6 Month SOFR + 4.50%), due 9/1/24	1,834,678	1,531,956
Carestream Health, Inc.
Term Loan
12.99% (3 Month SOFR + 7.50%), due 9/30/27 (b)	2,498,325	1,830,023
Ecovyst Catalyst Technologies LLC
Initial Term Loan
7.983% (3 Month SOFR + 2.50%), due 6/9/28 (b)	5,450,250	5,410,507
Elanco Animal Health, Inc.
Term Loan
7.165% (1 Month SOFR + 1.75%), due 8/1/27 (b)	2,610,827	2,546,744
eResearchTechnology, Inc.
First Lien Initial Term Loan
9.939% (1 Month SOFR + 4.50%), due 2/4/27 (b)	1,328,470	1,280,867
	Principal Amount	Value

Healthcare, Education & Childcare (continued)
FC Compassus LLC
Term Loan B1
9.895% (3 Month SOFR + 4.25%), due 12/31/26 (b)(d)	$ 5,266,698	$ 5,072,488
Grifols Worldwide Operations Ltd.
Dollar Tranche Term Loan B
7.424% (1 Month SOFR + 2.00%), due 11/15/27 (b)	3,730,270	3,624,774
Insulet Corp.
Term Loan B
8.689% (1 Month SOFR + 3.25%), due 5/4/28 (b)	5,459,002	5,433,983
Journey Personal Care Corp.
Initial Term Loan
9.981% (3 Month LIBOR + 4.25%), due 3/1/28 (b)	3,890,051	3,717,430
Mallinckrodt International Finance SA
2017 Replacement Term Loan
12.703% (1 Month SOFR + 7.25%), due 9/30/27 (b)(f)	1,935,237	1,461,104
National Mentor Holdings, Inc. (b)
First Lien Initial Term Loan 9.174% - 9.24%
(1 Month SOFR + 3.75%, 3 Month SOFR + 3.75%), due 3/2/28	2,142,388	1,863,878
First Lien Initial Term Loan C
9.24% (3 Month SOFR + 3.75%), due 3/2/28	79,651	69,296
Organon & Co.
Dollar Term Loan
8.45% (1 Month SOFR + 3.00%), due 6/2/28 (b)	5,594,676	5,566,703
Petco Health and Wellness Co., Inc.
First Lien Initial Term Loan
8.902% (3 Month SOFR + 3.25%), due 3/3/28 (b)	6,534,215	6,373,584
Raptor Acquisition Corp.
First Lien Term Loan B
9.658% (3 Month SOFR + 4.00%), due 11/1/26 (b)	4,196,875	4,190,580
Select Medical Corp.
Tranche Term Loan B1
8.324% (1 Month SOFR + 3.00%), due 3/6/27 (b)	2,348,958	2,339,417
Sound Inpatient Physicians, Inc.
First Lien Initial Term Loan
8.645% (3 Month SOFR + 3.00%), due 6/27/25 (b)(d)	1,895,000	555,709
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Loan Assignments (continued)
Healthcare, Education & Childcare (continued)
Sunshine Luxembourg VII SARL
Facility Term Loan B3
9.24% (3 Month LIBOR + 3.75%), due 10/1/26 (b)	$ 5,628,840	$ 5,619,457
		79,247,750
High Tech Industries 2.0%
Altar BidCo, Inc.
First Lien Initial Term Loan 7.993% - 8.262%
(1 Year SOFR + 3.10%, 3 Month SOFR + 3.10%), due 2/1/29 (b)	4,062,244	4,019,444
AP Gaming I LLC
Term Loan B
9.54% (3 Month SOFR + 4.00%), due 2/15/29 (b)	5,745,834	5,717,104
Central Parent LLC
First Lien 2023 Refinancing Term Loan
9.406% (3 Month SOFR + 4.00%), due 7/6/29 (b)	2,000,000	1,987,272
Hanesbands, Inc.
Tranche Initial Term Loan B
9.074% (1 Month SOFR + 3.75%), due 3/8/30 (b)	3,482,500	3,434,615
NAB Holdings LLC
Initial Term Loan
8.54% (3 Month SOFR + 3.00%), due 11/23/28 (b)	1,426,704	1,415,494
Nielsen Consumer, Inc.
Fifth Amendment Dollar Incremental Term Loan
11.574% (1 Month SOFR + 6.25%), due 3/6/28 (b)	1,828,750	1,767,030
Open Text Corp.
2023 Replacement Term Loan
8.174% (1 Month SOFR + 2.75%), due 1/31/30 (b)	4,441,506	4,439,126
Scientific Games Holdings LP
First Lien Initial Dollar Term Loan
8.914% (3 Month SOFR + 3.50%), due 4/4/29 (b)	4,302,692	4,228,738
Star Parent, Inc.
Term Loan
9.386% (3 Month SOFR + 4.00%), due 9/27/30 (b)	4,500,000	4,287,654
	Principal Amount	Value

High Tech Industries (continued)
Trans Union LLC
2021 Incremental Term Loan B6
7.689% (1 Month SOFR + 2.25%), due 12/1/28 (b)	$ 1,720,692	$ 1,717,053
		33,013,530
Hotel, Gaming & Leisure 0.5%
Flutter Entertainment plc
2028 Third Amendment Term Loan B
8.902% (3 Month SOFR + 3.25%), due 7/22/28 (b)	7,215,131	7,215,131
Ontario Gaming GTA LP
First Lien Term Loan B
9.64% (3 Month SOFR + 4.25%), due 8/1/30 (b)	1,000,000	998,750
		8,213,881
Hotels, Motels, Inns & Gaming 3.3%
Aimbridge Acquisition Co., Inc.
First Lien 2019 Initial Term Loan
9.189% (1 Month SOFR + 3.75%), due 2/2/26 (b)	3,307,435	3,154,466
Caesars Entertainment, Inc.
2023 Incremental Term Loan B
8.674% (1 Month SOFR + 3.25%), due 2/6/30 (b)	2,089,500	2,078,727
Entain plc (b)
USD Facility Term Loan B
7.99% (3 Month SOFR + 2.50%), due 3/29/27	4,713,035	4,705,966
USD Facility Term Loan B2
8.99% (3 Month SOFR + 3.50%), due 10/31/29	1,588,004	1,585,622
Everi Holdings, Inc.
Term Loan B
7.939% (1 Month LIBOR + 2.50%), due 8/3/28 (b)	4,038,730	4,030,879
Four Seasons Holdings, Inc.
First Lien 2023 Repricing Term Loan
7.924% (1 Month SOFR + 2.50%), due 11/30/29 (b)	1,426,992	1,426,199
Golden Entertainment, Inc.
First Lien 2023 Refinancing Facility Term Loan B1
8.176% (1 Month SOFR + 2.75%), due 5/28/30 (b)	872,813	870,266
Hilton Worldwide Finance LLC
Refinanced Term Loan B2
7.174% (1 Month SOFR + 1.75%), due 6/22/26 (b)	1,720,157	1,718,237

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Hotels, Motels, Inns & Gaming (continued)
Light and Wonder International, Inc.
Initial Term Loan B
8.435% (1 Month SOFR + 3.00%), due 4/14/29 (b)	$ 5,917,575	$ 5,896,443
Oceankey U.S. II Corp.
Initial Term Loan
8.924% (1 Month SOFR + 3.50%), due 12/15/28 (b)	3,551,441	3,345,013
PCI Gaming Authority
Facility Term Loan B
7.939% (1 Month SOFR + 2.50%), due 5/29/26 (b)	1,370,300	1,368,015
Penn Entertainment, Inc.
Facility Term Loan B
8.17% (1 Month SOFR + 2.75%), due 5/3/29 (b)	1,975,000	1,970,511
Station Casinos LLC
Facility Term Loan B1
7.674% (1 Month SOFR + 2.25%), due 2/8/27 (b)	1,875,210	1,863,021
Travel + Leisure Co.
Term Loan B
7.895% (3 Month SOFR + 2.25%), due 5/30/25 (b)	3,800,000	3,792,875
UFC Holdings LLC
First Lien Term Loan B3
8.399% (3 Month SOFR + 2.75%), due 4/29/26 (b)	7,413,789	7,403,136
Whatabrands LLC
Initial Term Loan B
8.439% (1 Month SOFR + 3.00%), due 8/3/28 (b)	5,885,150	5,823,027
Wyndham Hotels & Resorts, Inc.
2023 Term Loan B
7.674% (1 Month SOFR + 2.25%), due 5/24/30 (b)	2,496,244	2,498,116
		53,530,519
Insurance 3.9%
Acrisure LLC
First Lien 2021-2 Additional Term Loan
9.689% (1 Month LIBOR + 4.25%), due 2/15/27 (b)	4,863,375	4,832,979
Alliant Holdings Intermediate LLC
New Term Loan B4
8.939% (1 Month LIBOR + 3.50%), due 11/5/27 (b)	3,920,000	3,905,088
	Principal Amount	Value

Insurance (continued)
AmWINS Group, Inc.
Term Loan
7.689% (1 Month SOFR + 2.25%), due 2/19/28 (b)	$ 7,300,537	$ 7,231,182
AssuredPartners Capital, Inc.
2022 Term Loan
8.824% (1 Month SOFR + 3.50%), due 2/12/27 (b)	2,955,000	2,926,928
AssuredPartners, Inc.
2020 February Refinancing Term Loan
8.939% (1 Month SOFR + 3.50%), due 2/12/27 (b)	3,886,405	3,850,778
Asurion LLC (b)
New Term Loan B8
8.689% (1 Month SOFR + 3.25%), due 12/23/26	3,000,000	2,895,000
New Term Loan B11
9.674% (1 Month SOFR + 4.25%), due 8/19/28	3,277,520	3,125,934
Second Lien New Term Loan B3
10.689% (1 Month SOFR + 5.25%), due 1/31/28	4,200,000	3,640,001
Second Lien New Term Loan B4
10.689% (1 Month SOFR + 5.25%), due 1/20/29	4,500,000	3,836,250
Broadstreet Partners, Inc. (b)
2020 Initial Term Loan
8.439% (1 Month SOFR + 3.00%), due 1/27/27	4,208,017	4,160,677
Tranche Term Loan B2
8.689% (1 Month SOFR + 3.25%), due 1/27/27	1,143,333	1,130,590
Initial Term Loan B
9.324% (1 Month SOFR + 4.00%), due 1/27/29	498,750	497,018
Hub International Ltd. (b)
2022 Incremental Term Loan
9.365% (3 Month SOFR + 4.00%), due 11/10/29	357,300	356,608
2023 Refinancing Term Loan
9.662% (3 Month SOFR + 4.25%), due 6/20/30	3,600,000	3,597,541
NFP Corp.
Closing Date Term Loan
8.689% (1 Month SOFR + 3.25%), due 2/16/27 (b)	3,312,417	3,245,248
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Loan Assignments (continued)
Insurance (continued)
Ryan Specialty Group LLC
Initial Term Loan
8.424% (1 Month SOFR + 3.00%), due 9/1/27 (b)	$ 3,916,835	$ 3,907,858
Sedgwick Claims Management Services, Inc.
2023 Term Loan
9.074% (1 Month SOFR + 3.75%), due 2/24/28 (b)	6,185,326	6,158,618
USI, Inc.
2022 Incremental Term Loan
9.14% (3 Month SOFR + 3.75%), due 11/22/29 (b)	5,199,757	5,187,569
		64,485,867
Leisure, Amusement, Motion Pictures & Entertainment 1.1%
Bombardier Recreational Products, Inc.
2020 Replacement Term Loan
7.424% (1 Month SOFR + 2.00%), due 5/24/27 (b)	4,176,571	4,134,805
Creative Artists Agency LLC
Term Loan B
8.824% (1 Month SOFR + 3.50%), due 11/27/28 (b)	5,799,436	5,772,858
Lions Gate Capital Holdings LLC
Term Loan B
7.674% (1 Month SOFR + 2.25%), due 3/24/25 (b)	1,322,424	1,318,646
Marriott Ownership Resorts, Inc.
2019 Refinancing Term Loan
7.174% (1 Month SOFR + 1.75%), due 8/29/25 (b)	2,910,432	2,900,731
William Morris Endeavor Entertainment LLC
First Lien Term Loan B1
8.189% (1 Month SOFR + 2.75%), due 5/18/25 (b)	3,644,077	3,635,878
		17,762,918
Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.6%
Advanced Drainage Systems, Inc.
Initial Term Loan
7.665% (1 Month SOFR + 2.25%), due 7/31/26 (b)	452,143	455,157
Columbus McKinnon Corp.
Initial Term Loan
8.422% (3 Month SOFR + 2.75%), due 5/14/28 (b)	5,567,342	5,560,383
	Principal Amount	Value

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) (continued)
Husky Injection Molding Systems Ltd.
Initial Term Loan
8.731% (3 Month SOFR + 3.00%), due 3/28/25 (b)	$ 3,397,604	$ 3,341,034
		9,356,574
Manufacturing 2.9%
ASP Blade Holdings, Inc.
Initial Term Loan
9.652% (3 Month SOFR + 4.00%), due 10/13/28 (b)	5,908,135	5,154,848
Chart Industries, Inc.
Amendment No. 5 Term Loan
8.665% (1 Month SOFR + 3.25%), due 3/15/30 (b)	3,129,639	3,117,903
Clark Equipment Co.
Tranche Term Loan B
7.99% (3 Month SOFR + 2.50%), due 4/20/29 (b)	433,676	433,568
Coherent Corp.
Initial Term Loan B
8.189% (1 Month SOFR + 2.75%), due 7/2/29 (b)	5,790,206	5,766,686
CP Atlas Buyer, Inc.
Term Loan B
9.174% (1 Month SOFR + 3.75%), due 11/23/27 (b)	5,345,966	4,931,654
CPG International LLC
Closing Date Term Loan
7.924% (1 Month SOFR + 2.50%), due 4/28/29 (b)	3,712,500	3,702,291
EMRLD Borrower LP
Initial Term Loan B
8.324% (1 Month SOFR + 3.00%), due 5/31/30 (b)	6,209,289	6,193,766
FCG Acquisitions, Inc.
First Lien Initial Term Loan
9.402% (3 Month LIBOR + 3.75%), due 3/31/28 (b)	3,384,544	3,315,797
LSF12 Badger Bidco LLC
Initial Term Loan
11.324% (1 Month SOFR + 6.00%), due 8/30/30 (b)	1,250,000	1,248,438
Madison IAQ LLC
Term Loan
8.703% (1 Month LIBOR + 3.25%), due 6/21/28 (b)	2,749,585	2,646,967

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Manufacturing (continued)
Pro Mach Group, Inc.
First Lien Closing Date Initial Term Loan
9.439% (1 Month SOFR + 4.00%), due 8/31/28 (b)	$ 6,295,930	$ 6,270,746
Standard Building Solutions, Inc.
Initial Term Loan
7.953% (1 Month SOFR + 2.50%), due 9/22/28 (b)	2,428,725	2,430,243
Zurn LLC
First Lien Term Loan B
7.439% (1 Month SOFR + 2.00%), due 10/4/28 (b)	1,877,830	1,879,170
		47,092,077
Media 1.5%
Apple Bidco LLC (b)
First Lien Initial Term Loan
8.189% (1 Month SOFR + 2.75%), due 9/22/28	5,408,352	5,295,961
First Lien Amendment No. 1 Term Loan
9.324% (1 Month SOFR + 4.00%), due 9/22/28	1,736,875	1,731,809
Cogeco Communications Finance (USA) LP
Amendment No. 5 Incremental Term Loan B
7.931% (1 Month SOFR + 2.50%), due 9/1/28 (b)	4,124,122	4,037,771
Diamond Sports Group LLC
Second Lien Term Loan
TBD (1 Month SOFR + 5.25%, 3 Month SOFR + 3.25%), due 8/24/26 (b)(f)(g)	2,898,312	32,606
DIRECTV Financing LLC
Closing Date Term Loan
10.439% (1 Month SOFR + 5.00%), due 8/2/27 (b)	2,502,618	2,430,891
Mission Broadcasting, Inc.
Term Loan B4
7.939% (1 Month SOFR + 2.50%), due 6/2/28 (b)	1,368,500	1,368,073
Radiate Holdco LLC
Amendment No. 6 Term Loan B
8.689% (1 Month SOFR + 3.25%), due 9/25/26 (b)	4,541,060	3,745,666
Sinclair Television Group, Inc.
Term Loan B4
9.174% (1 Month SOFR + 3.75%), due 4/21/29 (b)	2,943,863	1,999,987
	Principal Amount	Value

Media (continued)
Virgin Media Bristol LLC
Facility Term Loan Y
8.79% (6 Month SOFR + 3.25%), due 3/31/31 (b)	$ 3,666,667	$ 3,585,083
		24,227,847
Mining, Steel, Iron & Non-Precious Metals 0.7%
American Rock Salt Co. LLC
First Lien Initial Term Loan
9.439% (1 Month SOFR + 4.00%), due 6/9/28 (b)	3,414,878	3,081,927
Arsenal AIC Parent LLC
Term Loan B
9.879% (3 Month SOFR + 4.50%), due 8/18/30 (b)	2,571,429	2,563,928
Gates Global LLC
Initial Dollar Term Loan B3
7.924% (1 Month SOFR + 2.50%), due 3/31/27 (b)	3,796,264	3,786,379
MRC Global U.S., Inc.
2018 Refinancing Term Loan
8.439% (1 Month LIBOR + 3.00%), due 9/20/24 (b)	2,283,164	2,260,332
		11,692,566
Oil & Gas 2.2%
Buckeye Partners LP
2021 Tranche Term Loan B1
7.666% (1 Month SOFR + 2.25%), due 11/1/26 (b)	312,721	312,330
ChampionX Corp.
Term Loan B1
8.177% (1 Month SOFR + 2.75%), due 6/7/29 (b)	4,455,000	4,466,138
DT Midstream, Inc.
Initial Term Loan
7.439% (1 Month SOFR + 2.00%), due 6/26/28 (b)	1,277,850	1,278,329
Fleet Midco I Ltd.
Facility Term Loan B
8.439% (1 Month LIBOR + 3.00%), due 10/7/26 (b)	3,164,194	3,160,239
GIP III Stetson I LP
Initial Term Loan
9.574% (1 Month SOFR + 4.25%), due 7/18/25 (b)(d)	1,775,927	1,772,720
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Loan Assignments (continued)
Oil & Gas (continued)
GIP Pilot Acquisition Partners LP
Initial Term Loan
8.388% (3 Month SOFR + 3.00%), due 10/4/30 (b)	$ 1,363,636	$ 1,360,227
Medallion Midland Acquisition LLC
Initial Term Loan
9.402% (3 Month SOFR + 3.75%), due 10/18/28 (b)	3,751,237	3,748,892
Murphy Oil USA, Inc.
Tranche Term Loan B
7.179% (1 Month SOFR + 1.75%), due 1/31/28 (b)	780,000	780,975
NorthRiver Midstream Finance LP
First Lien Initial Term Loan B
8.395% (3 Month SOFR + 3.00%), due 8/16/30 (b)	1,562,402	1,556,760
Oryx Midstream Services Permian Basin LLC
2023 Incremental Term Loan
8.692% (1 Month SOFR + 3.25%), due 10/5/28 (b)	3,891,841	3,883,084
PES Holdings LLC
Tranche Term Loan C (zero coupon) - 13.00%
(3.00% PIK) (1 Month LIBOR + 4.50%), due 12/31/23 (b)(d)(f)(g)(h)	1,999,165	39,983
Prairie ECI Acquiror LP
Initial Term Loan
10.174% (1 Month SOFR + 4.75%), due 3/11/26 (b)	3,250,723	3,238,533
TransMontaigne Operating Co. LP
Tranche Term Loan B 8.939% - 8.941%
(1 Month SOFR + 3.50%), due 11/17/28 (b)	4,912,500	4,848,790
Traverse Midstream Partners LLC
Advance Term Loan
9.24% (3 Month SOFR + 3.75%), due 2/16/28 (b)	2,890,791	2,881,156
Veritas U.S., Inc.
2021 Dollar Term Loan B
10.439% (1 Month SOFR + 5.00%), due 9/1/25 (b)	2,736,683	2,302,804
		35,630,960
	Principal Amount	Value

Packaging 0.3%
LABL, Inc.
Initial Dollar Term Loan
10.424% (1 Month SOFR + 5.00%), due 10/29/28 (b)	$ 2,652,750	$ 2,491,264
Plastipak Holdings, Inc.
2021 Tranche Term Loan B
7.924% (1 Month SOFR + 2.50%), due 12/1/28 (b)	1,906,177	1,897,326
		4,388,590
Personal & Nondurable Consumer Products 1.6%
ABG Intermediate Holdings 2 LLC
First Lien Tranche Term Loan B1
8.924% (1 Month SOFR + 3.50%), due 12/21/28 (b)	7,016,125	6,994,824
Foundation Building Materials, Inc.
First Lien Initial Term Loan 8.689% - 8.895%
(1 Month SOFR + 3.25%, 3 Month SOFR + 3.25%), due 1/31/28 (b)	5,124,288	5,037,462
Hunter Douglas Holding BV
Tranche Term Loan B1
8.891% (3 Month SOFR + 3.50%), due 2/26/29 (b)	3,441,288	3,245,565
Leslie's Poolmart, Inc.
Initial Term Loan
8.189% (1 Month SOFR + 2.75%), due 3/9/28 (b)	4,332,820	4,220,435
Michaels Cos., Inc. (The)
Term Loan B
9.902% (3 Month SOFR + 4.25%), due 4/15/28 (b)	1,712,556	1,426,925
Perrigo Co. plc
Initial Term Loan B
7.674% (1 Month SOFR + 2.25%), due 4/20/29 (b)	4,937,500	4,910,754
Prestige Brands, Inc.
Term Loan B5
7.439% (1 Month SOFR + 2.00%), due 7/3/28 (b)	892,500	890,408
		26,726,373
Personal & Nondurable Consumer Products (Manufacturing Only) 0.7%
American Builders & Contractors Supply Co., Inc.
Restatement Effective Date Term Loan
7.424% (1 Month SOFR + 2.00%), due 1/15/27 (b)	2,640,000	2,633,674

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Personal & Nondurable Consumer Products (Manufacturing Only) (continued)
Hercules Achievement, Inc.
First Lien Third Amendment Extended Term Loan
10.439% (1 Month SOFR + 5.00%), due 12/15/26 (b)	$ 4,243,136	$ 4,064,572
SRAM LLC
Initial Term Loan
8.189% (1 Month SOFR + 2.75%), due 5/18/28 (b)	4,645,454	4,617,870
		11,316,116
Personal Transportation 0.2%
Uber Technologies, Inc.
Term Loan B
TBD, due 1/1/38	2,500,000	2,497,187
Personal, Food & Miscellaneous Services 1.2%
1011778 B.C. Unlimited Liability Co.
Term Loan B5
7.574% (1 Month SOFR + 2.25%), due 9/23/30 (b)	5,004,160	4,964,127
Aramark Intermediate HoldCo Corp.
U.S. Term Loan B5
7.939% (1 Month SOFR + 2.50%), due 4/6/28 (b)	6,051,889	6,036,759
Hayward Industries, Inc.
First Lien Refinancing Term Loan
8.189% (1 Month SOFR + 2.75%), due 5/30/28 (b)	1,594,619	1,564,222
Hillman Group, Inc. (The)
Initial Term Loan
8.189% (1 Month SOFR + 2.75%), due 7/14/28 (b)	1,484,630	1,479,858
IRB Holding Corp.
2022 Replacement Term Loan B
8.424% (1 Month SOFR + 3.00%), due 12/15/27 (b)	4,102,512	4,053,795
KFC Holding Co.
2021 Term Loan B
7.199% (1 Month SOFR + 1.75%), due 3/15/28 (b)	2,161,658	2,156,929
		20,255,690
	Principal Amount	Value

Pharmaceuticals 0.2%
Padagis LLC
Term Loan B
10.434% (3 Month SOFR + 4.75%), due 7/6/28 (b)	$ 4,011,765	$ 3,520,323
Printing & Publishing 0.8%
Getty Images, Inc.
Initial Dollar Term Loan
9.99% (3 Month SOFR + 4.50%), due 2/19/26 (b)	2,559,611	2,561,211
Severin Acquisition LLC
First Lien Initial Term Loan
8.633% (3 Month SOFR + 3.25%), due 8/1/27 (b)	4,318,042	4,308,788
Springer Nature Deutschland GmbH
Initial Term Loan B18
8.652% (3 Month SOFR + 3.00%), due 8/14/26 (b)	5,992,564	5,981,328
		12,851,327
Real Estate 0.2%
RHP Hotel Properties LP
Tranche Term Loan B
8.074% (1 Month SOFR + 2.75%), due 5/18/30 (b)	2,653,333	2,652,007
Retail 0.4%
Great Outdoors Group LLC
Term Loan B2
9.402% (3 Month SOFR + 3.75%), due 3/6/28 (b)	6,047,047	5,990,356
Retail Store 1.2%
EG Group Ltd. (b)
USD Facility Term Loan B
9.164% (1 Month SOFR + 4.00%), due 2/7/25	1,206,435	1,203,419
USD Additional Facility Term Loan
9.414% (1 Month SOFR + 4.00%), due 2/7/25	1,301,546	1,298,292
USD Additional Facility Term Loan
9.664% (1 Month LIBOR + 4.25%), due 3/31/26	2,720,017	2,709,817
Harbor Freight Tools USA, Inc.
2021 Initial Term Loan
8.189% (1 Month SOFR + 2.75%), due 10/19/27 (b)	2,870,742	2,831,628
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Loan Assignments (continued)
Retail Store (continued)
PetSmart LLC
Initial Term Loan
9.174% (1 Month SOFR + 3.75%), due 2/11/28 (b)	$ 6,411,760	$ 6,329,325
White Cap Supply Holdings LLC
Initial Closing Date Term Loan
9.074% (1 Month SOFR + 3.75%), due 10/19/27 (b)	5,812,506	5,767,592
		20,140,073
Services: Business 5.4%
Ascensus Group Holdings, Inc.
First Lien Initial Term Loan
8.939% (1 Month SOFR + 3.50%), due 8/2/28 (b)	5,408,293	5,295,622
Avis Budget Car Rental LLC
Tranche Term Loan C
8.924% (1 Month SOFR + 3.50%), due 3/16/29 (b)	4,925,000	4,920,075
Brown Group Holdings LLC (b)
Facility Incremental Term Loan B2 9.074% - 9.172%
(1 Month SOFR + 3.75%, 3 Month SOFR + 3.75%), due 7/2/29	1,200,603	1,197,227
Initial Term Loan
8.174% (1 Month SOFR + 2.75%), due 6/7/28	4,853,975	4,761,230
Charlotte Buyer, Inc.
First Lien Initial Term Loan B
10.591% (1 Month SOFR + 5.25%), due 2/11/28 (b)	2,524,333	2,494,041
ConnectWise LLC
Initial Term Loan
8.939% (1 Month SOFR + 3.50%), due 9/29/28 (b)	3,537,000	3,433,101
Corporation Service Co.
Term Loan B
8.674% (1 Month SOFR + 3.25%), due 11/2/29 (b)	1,290,750	1,289,943
Dun & Bradstreet Corp. (The) (b)
Refinancing Term Loan
8.176% (1 Month SOFR + 2.75%), due 2/6/26	4,859,856	4,852,911
2022 Incremental Term Loan B2
8.326% (1 Month SOFR + 3.00%), due 1/18/29	689,500	687,776
	Principal Amount	Value

Services: Business (continued)
Electron Bidco, Inc.
First Lien Initial Term Loan
8.439% (1 Month SOFR + 3.00%), due 11/1/28 (b)	$ 7,031,887	$ 6,953,875
Fortrea Holdings, Inc.
Initial Term Loan B
9.074% (1 Month SOFR + 3.75%), due 7/1/30 (b)	1,246,875	1,244,693
GIP II Blue Holding LP
Initial Term Loan
9.939% (1 Month SOFR + 4.50%), due 9/29/28 (b)	4,265,427	4,263,427
Hunter Holdco 3 Ltd.
First Lien Initial Dollar Term Loan
9.74% (3 Month SOFR + 4.25%), due 8/19/28 (b)	7,077,000	6,988,537
Icon plc (b)
Lux Term Loan
7.902% (3 Month SOFR + 2.25%), due 7/3/28	2,917,637	2,918,001
U.S. Term Loan
7.902% (3 Month SOFR + 2.25%), due 7/3/28	726,931	727,022
Mitchell International, Inc. (b)
First Lien Initial Term Loan
9.189% (1 Month SOFR + 3.75%), due 10/15/28	3,283,333	3,199,756
Second Lien Initial Term Loan
11.939% (1 Month SOFR + 6.50%), due 10/15/29	1,800,000	1,674,751
MPH Acquisition Holdings LLC
Initial Term Loan
9.916% (3 Month SOFR + 4.25%), due 9/1/28 (b)	4,900,000	4,548,832
Nielsen Consumer, Inc.
2021 Refinancing Dollar Term Loan
9.074% (1 Month SOFR + 3.75%), due 3/6/28 (b)	4,348,453	4,073,957
Orbit Private Holdings I Ltd.
First Lien Initial Dollar Term Loan
10.087% (6 Month SOFR + 4.50%), due 12/11/28 (b)	3,607,425	3,607,425
Parexel International, Inc.
First Lien Initial Term Loan
8.689% (1 Month SOFR + 3.25%), due 11/15/28 (b)	5,890,138	5,813,567

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Services: Business (continued)
PECF USS Intermediate Holding III Corp.
Initial Term Loan 9.689% - 9.895%
(1 Month SOFR + 4.25%, 3 Month SOFR + 4.25%), due 12/15/28 (b)	$ 2,905,304	$ 2,186,241
Polaris Newco LLC
First Lien Dollar Term Loan
9.439% (1 Month SOFR + 4.00%), due 6/2/28 (b)	4,407,432	4,155,657
Project Boost Purchaser LLC
2021 Tranche Term Loan 2
8.939% (1 Month SOFR + 3.50%), due 5/30/26 (b)	4,250,490	4,220,384
Prometric Holdings, Inc.
First Lien Initial Term Loan
10.695% (3 Month SOFR + 3.00%), due 1/31/28 (b)	1,617,647	1,586,305
Vizient, Inc.
Term Loan B7
7.677% (1 Month SOFR + 2.25%), due 5/16/29 (b)	2,221,875	2,222,493
		89,316,849
Services: Consumer 0.0% ‡
West Technology Group LLC
Term Loan B3
9.633% (3 Month SOFR + 4.00%), due 4/10/27 (b)	915,385	850,799
Software 3.0%
AppLovin Corp.
Amendment No. 6 New Term Loan
8.424% (1 Month SOFR + 3.10%), due 10/25/28 (b)	4,732,937	4,715,189
Cloud Software Group, Inc.
First Lien Dollar Term Loan B
9.99% (3 Month SOFR + 4.50%), due 3/30/29 (b)	3,888,000	3,688,254
Cornerstone OnDemand, Inc.
First Lien Initial Term Loan
9.189% (1 Month SOFR + 3.75%), due 10/16/28 (b)	2,578,182	2,431,548
Gen Digital, Inc.
Tranche Initial Term Loan B
7.424% (1 Month SOFR + 2.00%), due 9/12/29 (b)	4,222,327	4,180,762
	Principal Amount	Value

Software (continued)
Informatica LLC
Initial Term Loan
8.189% (1 Month SOFR + 2.75%), due 10/27/28 (b)	$ 3,727,828	$ 3,712,685
ISolved, Inc.
Closing Date Term Loan
9.484% (6 Month SOFR + 4.00%), due 10/14/30 (b)	588,235	587,868
Magenta Buyer LLC
First Lien Initial Term Loan
10.645% (3 Month SOFR + 5.00%), due 7/27/28 (b)	3,199,278	2,199,504
McAfee Corp.
Tranche Term Loan B1
9.165% (1 Month SOFR + 3.75%), due 3/1/29 (b)	2,930,226	2,788,599
Mitnick Corp. Purchaser, Inc.
Initial Term Loan
9.983% (3 Month SOFR + 4.50%), due 5/2/29 (b)	3,465,000	3,231,979
Precisely Software, Inc.
First Lien Third Incremental Term Loan
9.64% (3 Month SOFR + 4.00%), due 4/24/28 (b)	2,745,692	2,609,552
Quartz AcquireCo LLC
Term Loan
8.827% (1 Month SOFR + 3.50%), due 6/28/30 (b)	1,250,000	1,246,875
Quest Software U.S. Holdings, Inc.
First Lien Initial Term Loan
9.783% (3 Month SOFR + 4.25%), due 2/1/29 (b)	4,495,544	3,548,270
Sophia LP
First Lien Term Loan B
8.924% (1 Month SOFR + 3.50%), due 10/7/27 (b)	2,823,514	2,782,572
Sovos Compliance LLC
First Lien Initial Term Loan
9.939% (1 Month SOFR + 4.50%), due 8/11/28 (b)	2,932,153	2,866,587
UKG, Inc. (b)
First Lien 2021-2 Incremental Term Loan
8.764% (3 Month SOFR + 3.25%), due 5/4/26	2,100,314	2,087,975
First Lien Initial Term Loan
9.233% (3 Month SOFR + 3.75%), due 5/4/26	4,873,846	4,859,376
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Loan Assignments (continued)
Software (continued)
UKG, Inc. (b) (continued)
Second Lien 2021 Incremental Term Loan
10.764% (3 Month SOFR + 5.25%), due 5/3/27	$ 1,300,000	$ 1,294,583
		48,832,178
Telecommunications 3.4%
Avaya, Inc.
Initial Term Loan
13.824% (7.00% PIK) (1 Month SOFR + 8.50%), due 8/1/28 (b)(h)	408,225	353,625
Azalea TopCo, Inc. (b)
First Lien Initial Term Loan
9.184% (3 Month SOFR + 3.50%), due 7/24/26	907,772	860,114
First Lien 2022 Incremental Term Loan
9.322% (3 Month SOFR + 3.75%), due 7/24/26	2,955,000	2,802,324
First Lien 2021 Term Loan
9.434% (3 Month SOFR + 3.75%), due 7/24/26	1,955,000	1,857,250
Cablevision Lightpath LLC
Initial Term Loan
8.699% (1 Month SOFR + 3.25%), due 11/30/27 (b)	4,011,881	3,962,567
Ciena Corp.
2020 Refinancing Term Loan 7.089% - 9.25%
(1 Month SOFR + 0.75%, 1 Month SOFR + 1.75%), due 10/24/30 (b)	995,000	993,963
Connect Finco SARL
Amendement No.1 Refinancing Term Loan
8.824% (1 Month SOFR + 3.50%), due 12/11/26 (b)	7,522,246	7,324,787
CSC Holdings LLC
September 2019 Initial Term Loan
7.949% (1 Month LIBOR + 2.50%), due 4/15/27 (b)	6,428,618	5,784,753
Cyxtera DC Holdings, Inc. (b)
First Lien Initial Term Loan
10.50% (3 Month SOFR + 2.00%), due 5/1/24 (d)(f)	1,413,750	804,070
Initial Term Loan
13.95% (1 Month SOFR + 8.50%), due 12/7/23	2,000,000	2,000,624
	Principal Amount	Value

Telecommunications (continued)
Frontier Communications Holdings LLC
Term Loan B
9.189% (1 Month SOFR + 3.75%), due 10/8/27 (b)	$ 5,713,549	$ 5,495,720
Gogo Intermediate Holdings LLC
Initial Term Loan
9.189% (1 Month SOFR + 3.75%), due 4/30/28 (b)	5,433,646	5,423,458
Iridium Satellite LLC
Term Loan B3
7.824% (1 Month SOFR + 2.50%), due 9/20/30 (b)	500,000	499,107
Level 3 Financing, Inc.
Tranche 2027 Term Loan B
7.189% (1 Month SOFR + 1.75%), due 3/1/27 (b)	1,937,389	1,812,999
Lumen Technologies, Inc.
Term Loan B
7.689% (1 Month SOFR + 2.25%), due 3/15/27 (b)	3,479,518	2,595,505
Redstone HoldCo 2 LP
First Lien Initial Term Loan
10.189% (1 Month SOFR + 4.75%), due 4/27/28 (b)	1,525,765	1,212,984
SBA Senior Finance II LLC
Initial Term Loan
7.18% (1 Month LIBOR + 1.75%), due 4/11/25 (b)	6,184,789	6,180,064
Telesat Canada
Term Loan B5
8.434% (3 Month SOFR + 2.75%), due 12/7/26 (b)	2,034,078	1,390,166
Zayo Group Holdings, Inc.
Initial Dollar Term Loan
8.439% (1 Month SOFR + 3.00%), due 3/9/27 (b)	5,075,110	4,266,264
		55,620,344
Utilities 1.8%
Astoria Energy LLC
2020 Advance Term Loan B
8.939% (1 Month SOFR + 3.50%), due 12/10/27 (b)	868,982	867,352
Brookfield WEC Holdings, Inc. (b)
First Lien 2021 Initial Term Loan
8.189% (1 Month SOFR + 2.75%), due 8/1/25	2,241,461	2,237,188

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Utilities (continued)
Brookfield WEC Holdings, Inc. (b) (continued)
Initial Term Loan
9.074% (1 Month SOFR + 3.75%), due 8/1/25	$ 1,732,500	$ 1,732,717
Calpine Corp.
2019 Term Loan
7.439% (1 Month LIBOR + 2.00%), due 4/5/26 (b)	2,010,750	2,008,236
Compass Power Generation LLC
Tranche Term Loan B2
9.688% (1 Month SOFR + 4.25%), due 4/14/29 (b)	1,742,559	1,730,941
Constellation Renewables LLC
Term Loan
8.184% (3 Month SOFR + 2.50%), due 12/15/27 (b)	2,348,856	2,336,132
Edgewater Generation LLC
Term Loan
9.189% (1 Month SOFR + 3.75%), due 12/13/25 (b)	4,591,135	4,498,491
Granite Generation LLC
Term Loan
9.189% (1 Month SOFR + 3.75%), due 11/9/26 (b)	5,923,979	5,802,538
Hamilton Projects Acquiror LLC
Term Loan
9.939% (1 Month SOFR + 4.50%), due 6/17/27 (b)	2,005,714	1,997,357
PG&E Corp.
Term Loan
8.439% (1 Month SOFR + 3.00%), due 6/23/25 (b)	3,144,375	3,136,514
Vistra Operations Co. LLC
2018 Incremental Term Loan
7.189% (1 Month SOFR + 1.75%), due 12/31/25 (b)	2,857,329	2,855,543
		29,203,009
	Principal Amount	Value

Water 0.2%
Osmosis Buyer Ltd.
2022 Refinanciang Term Loan B
9.082% (1 Month SOFR + 3.75%), due 7/31/28 (b)	$ 4,005,976	$ 3,922,519
Total Loan Assignments (Cost $1,468,118,483)		1,420,342,090
Total Long-Term Bonds (Cost $1,612,941,978)		1,558,480,471

	Shares

Affiliated Investment Company 0.4%
Fixed Income Fund 0.4%
MainStay MacKay High Yield Corporate Bond Fund Class I	1,299,065	6,376,981
Total Affiliated Investment Company (Cost $7,308,299)		6,376,981
Common Stocks 0.0% ‡
Automobile Components 0.0% ‡
Millennium Corporate Trust (d)(e)(i)	4,973	—
Millennium Lender Trust (d)(e)(i)	5,298	—
		—
Commercial Services & Supplies 0.0% ‡
New Topco Shares, Class A (d)(e)(i)	482,014	—
Communications Equipment 0.0% ‡
Avaya, Inc. (d)(e)(i)	40,688	294,988
Health Care Equipment & Supplies 0.0% ‡
Carestream Equity (d)(e)(i)	5,387	28,874
Household Durables 0.0% ‡
SSB Equipment Co., Inc. (d)(e)(i)	1,277	—
Independent Power and Renewable Electricity Producers 0.0% ‡
Sempra Texas Holdings Corp. (d)(e)(i)	175,418	—
Machinery 0.0% ‡
Ameriforge Group, Inc. (d)(e)(i)	60,753	59,538
Specialty Retail 0.0% ‡
Serta Simmons Bedding, Inc. (d)(e)(i)	1,277	17,878
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Portfolio of Investments October 31, 2023†^ (continued)
	Shares	Value
Common Stocks (continued) ‡
Technology Hardware, Storage & Peripherals 0.0% ‡
Diebold Nixdorf, Inc. (i)	11,878	$ 225,445
Total Common Stocks (Cost $3,119,934)		626,723

	Number of Rights

Rights 0.0% ‡
Independent Power and Renewable Electricity Producers 0.0% ‡
Vistra Corp. Expires 12/31/46 (d)(e)(i)	107,130	147,839
Total Rights (Cost $87,846)		147,839

	Number of Warrants

Warrants 0.0% ‡
Capital Markets 0.0% ‡
THAIHOT Investment Co. Ltd.
Expires 10/13/27 (d)(e)(i)(j)	26	0
Total Warrants (Cost $0)		0

	Principal Amount

Short-Term Investments 5.3%
U.S. Treasury Debt 5.3%
U.S. Treasury Bills (k)
5.306%, due 11/28/23	$ 17,047,000	16,979,366
5.311%, due 11/21/23	26,784,000	26,705,229
5.32%, due 11/7/23	44,079,000	44,040,211
Total Short-Term Investments (Cost $87,724,781)		87,724,806
Total Investments (Cost $1,711,182,838)	100.8%	1,653,356,820
Other Assets, Less Liabilities	(0.8)	(13,795,720)
Net Assets	100.0%	$ 1,639,561,100

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2023.
(c)	Delayed delivery security.
(d)	Illiquid security—As of October 31, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $11,467,695, which represented 0.7% of the Fund’s net assets. (Unaudited)
(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(f)	Issue in default.
(g)	Issue in non-accrual status.
(h)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(i)	Non-income producing security.
(j)	Less than $1.
(k)	Interest rate shown represents yield to maturity.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay Floating Rate Fund

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay MacKay High Yield Corporate Bond Fund Class I	$ 6,342	$ —	$ —	$ 19	$ 16	$ 6,377	$ 331	$ —	1,299
Abbreviation(s):
CLO—Collateralized Loan Obligation
LIBOR—London Interbank Offered Rate
SOFR—Secured Overnight Financing Rate
TBD—To Be Determined
USD—United States Dollar
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 79,926,652	$ —	$ 79,926,652
Corporate Bonds	—	58,211,729	—	58,211,729
Loan Assignments	—	1,418,421,640	1,920,450	1,420,342,090
Total Long-Term Bonds	—	1,556,560,021	1,920,450	1,558,480,471
Affiliated Investment Company
Fixed Income Fund	6,376,981	—	—	6,376,981
Common Stocks	225,445	—	401,278	626,723
Rights	—	—	147,839	147,839
Warrants (b)	—	—	0	0
Short-Term Investments
U.S. Treasury Debt	—	87,724,806	—	87,724,806
Total Investments in Securities	$ 6,602,426	$ 1,644,284,827	$ 2,469,567	$ 1,653,356,820

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	Less than $1.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $1,703,874,539)	$1,646,979,839
Investment in affiliated investment companies, at value (identified cost $7,308,299)	6,376,981
Cash	8,463,930
Receivables:
Investment securities sold	13,911,568
Interest	6,154,723
Fund shares sold	1,975,762
Other assets	113,688
Total assets	1,683,976,491
Liabilities
Payables:
Investment securities purchased	37,224,536
Fund shares redeemed	4,049,797
Manager (See Note 3)	825,048
Transfer agent (See Note 3)	260,566
NYLIFE Distributors (See Note 3)	174,475
Professional fees	46,357
Custodian	24,027
Shareholder communication	5,185
Accrued expenses	619
Distributions payable	1,804,781
Total liabilities	44,415,391
Net assets	$1,639,561,100
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 187,313
Additional paid-in-capital	1,864,045,369
1,864,232,682
Total distributable earnings (loss)	(224,671,582)
Net assets	$1,639,561,100
Class A
Net assets applicable to outstanding shares	$617,219,939
Shares of beneficial interest outstanding	70,524,565
Net asset value per share outstanding	$ 8.75
Maximum sales charge (3.00% of offering price)	0.27
Maximum offering price per share outstanding	$ 9.02
Investor Class
Net assets applicable to outstanding shares	$ 18,015,674
Shares of beneficial interest outstanding	2,058,356
Net asset value per share outstanding	$ 8.75
Maximum sales charge (2.50% of offering price)	0.22
Maximum offering price per share outstanding	$ 8.97
Class B
Net assets applicable to outstanding shares	$ 414,979
Shares of beneficial interest outstanding	47,379
Net asset value and offering price per share outstanding	$ 8.76
Class C
Net assets applicable to outstanding shares	$ 46,481,745
Shares of beneficial interest outstanding	5,309,272
Net asset value and offering price per share outstanding	$ 8.75
Class I
Net assets applicable to outstanding shares	$743,846,254
Shares of beneficial interest outstanding	84,979,153
Net asset value and offering price per share outstanding	$ 8.75
Class R3
Net assets applicable to outstanding shares	$ 1,083,082
Shares of beneficial interest outstanding	123,718
Net asset value and offering price per share outstanding	$ 8.75
Class R6
Net assets applicable to outstanding shares	$212,357,102
Shares of beneficial interest outstanding	24,254,098
Net asset value and offering price per share outstanding	$ 8.76
SIMPLE Class
Net assets applicable to outstanding shares	$ 142,325
Shares of beneficial interest outstanding	16,261
Net asset value and offering price per share outstanding	$ 8.75

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay Floating Rate Fund

Statement of Operations for the year ended October 31, 2023
Investment Income (Loss)
Income
Interest	$160,426,066
Dividends-affiliated	331,297
Total income	160,757,363
Expenses
Manager (See Note 3)	10,793,440
Distribution/Service—Class A (See Note 3)	1,373,368
Distribution/Service—Investor Class (See Note 3)	46,129
Distribution/Service—Class B (See Note 3)	4,932
Distribution/Service—Class C (See Note 3)	506,657
Distribution/Service—Class R3 (See Note 3)	4,497
Distribution/Service—SIMPLE Class (See Note 3)	417
Transfer agent (See Note 3)	1,586,690
Professional fees	249,251
Registration	191,974
Shareholder communication	113,604
Custodian	75,562
Trustees	45,503
Shareholder service (See Note 3)	899
Miscellaneous	96,505
Total expenses before waiver/reimbursement	15,089,428
Reimbursement from prior custodian(a)	(3,871)
Net expenses	15,085,557
Net investment income (loss)	145,671,806
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(49,009,262)
Affiliated investment company transactions	19,459
Net realized gain (loss)	(48,989,803)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	94,823,156
Affiliated investments	58,319
Unfunded commitments	221,518
Net change in unrealized appreciation (depreciation)	95,102,993
Net realized and unrealized gain (loss)	46,113,190
Net increase (decrease) in net assets resulting from operations	$191,784,996

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Statements of Changes in Net Assets
for the years ended October 31, 2023 and October 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 145,671,806	$ 93,556,460
Net realized gain (loss)	(48,989,803)	(28,663,269)
Net change in unrealized appreciation (depreciation)	95,102,993	(142,915,138)
Net increase (decrease) in net assets resulting from operations	191,784,996	(78,021,947)
Distributions to shareholders:
Class A	(42,905,590)	(18,650,038)
Investor Class	(1,416,352)	(674,941)
Class B	(34,075)	(19,904)
Class C	(3,493,618)	(1,701,117)
Class I	(75,206,717)	(56,965,680)
Class R3	(67,129)	(24,753)
Class R6	(21,775,159)	(15,202,101)
SIMPLE Class	(6,483)	(887)
Total distributions to shareholders	(144,905,123)	(93,239,421)
Capital share transactions:
Net proceeds from sales of shares	722,369,202	1,632,823,205
Net asset value of shares issued to shareholders in reinvestment of distributions	122,065,730	78,654,636
Cost of shares redeemed	(1,460,955,196)	(1,354,635,928)
Increase (decrease) in net assets derived from capital share transactions	(616,520,264)	356,841,913
Net increase (decrease) in net assets	(569,640,391)	185,580,545
Net Assets
Beginning of year	2,209,201,491	2,023,620,946
End of year	$ 1,639,561,100	$ 2,209,201,491
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
40	MainStay Floating Rate Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.55	$ 9.13	$ 8.84	$ 9.02	$ 9.28
Net investment income (loss) (a)	0.69	0.34	0.25	0.31	0.43
Net realized and unrealized gain (loss)	0.19	(0.59)	0.28	(0.18)	(0.26)
Total from investment operations	0.88	(0.25)	0.53	0.13	0.17
Less distributions:
From net investment income	(0.68)	(0.33)	(0.24)	(0.31)	(0.43)
Net asset value at end of year	$ 8.75	$ 8.55	$ 9.13	$ 8.84	$ 9.02
Total investment return (b)	10.61%	(2.77)%	6.05%	1.55%	1.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	7.85%	3.82%	2.78%	3.56%	4.76%
Net expenses (c)	0.97%	0.99%	1.02%	1.14%	1.09%
Portfolio turnover rate	11%	27%	22%	22%	19%
Net assets at end of year (in 000’s)	$ 617,220	$ 513,558	$ 397,101	$ 279,188	$ 338,392

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.55	$ 9.13	$ 8.84	$ 9.02	$ 9.28
Net investment income (loss) (a)	0.67	0.32	0.24	0.31	0.43
Net realized and unrealized gain (loss)	0.20	(0.58)	0.28	(0.18)	(0.26)
Total from investment operations	0.87	(0.26)	0.52	0.13	0.17
Less distributions:
From net investment income	(0.67)	(0.32)	(0.23)	(0.31)	(0.43)
Net asset value at end of year	$ 8.75	$ 8.55	$ 9.13	$ 8.84	$ 9.02
Total investment return (b)	10.47%	(2.85)%	5.96%	1.55%	1.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	7.72%	3.64%	2.67%	3.55%	4.77%
Net expenses (c)	1.10%	1.07%	1.12%	1.13%	1.08%
Portfolio turnover rate	11%	27%	22%	22%	19%
Net assets at end of year (in 000's)	$ 18,016	$ 17,820	$ 19,314	$ 20,569	$ 23,496

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
41

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.55	$ 9.14	$ 8.85	$ 9.03	$ 9.28
Net investment income (loss) (a)	0.61	0.25	0.17	0.25	0.37
Net realized and unrealized gain (loss)	0.20	(0.58)	0.28	(0.18)	(0.25)
Total from investment operations	0.81	(0.33)	0.45	0.07	0.12
Less distributions:
From net investment income	(0.60)	(0.26)	(0.16)	(0.25)	(0.37)
Net asset value at end of year	$ 8.76	$ 8.55	$ 9.14	$ 8.85	$ 9.03
Total investment return (b)	9.77%	(3.69)%	5.16%	0.79%	1.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.95%	2.77%	1.90%	2.87%	4.04%
Net expenses (c)	1.85%	1.82%	1.88%	1.88%	1.83%
Portfolio turnover rate	11%	27%	22%	22%	19%
Net assets at end of year (in 000’s)	$ 415	$ 549	$ 897	$ 1,584	$ 3,119

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.55	$ 9.13	$ 8.84	$ 9.03	$ 9.28
Net investment income (loss) (a)	0.61	0.26	0.17	0.25	0.37
Net realized and unrealized gain (loss)	0.19	(0.58)	0.28	(0.19)	(0.25)
Total from investment operations	0.80	(0.32)	0.45	0.06	0.12
Less distributions:
From net investment income	(0.60)	(0.26)	(0.16)	(0.25)	(0.37)
Net asset value at end of year	$ 8.75	$ 8.55	$ 9.13	$ 8.84	$ 9.03
Total investment return (b)	9.65%	(3.58)%	5.17%	0.68%	1.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.94%	2.92%	1.91%	2.85%	4.03%
Net expenses (c)	1.85%	1.82%	1.88%	1.88%	1.83%
Portfolio turnover rate	11%	27%	22%	22%	19%
Net assets at end of year (in 000’s)	$ 46,482	$ 56,706	$ 52,522	$ 55,153	$ 86,012

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
42	MainStay Floating Rate Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.55	$ 9.13	$ 8.84	$ 9.03	$ 9.28
Net investment income (loss) (a)	0.70	0.35	0.28	0.33	0.46
Net realized and unrealized gain (loss)	0.20	(0.58)	0.27	(0.19)	(0.25)
Total from investment operations	0.90	(0.23)	0.55	0.14	0.21
Less distributions:
From net investment income	(0.70)	(0.35)	(0.26)	(0.33)	(0.46)
Net asset value at end of year	$ 8.75	$ 8.55	$ 9.13	$ 8.84	$ 9.03
Total investment return (b)	10.89%	(2.53)%	6.31%	1.69%	2.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	8.01%	3.98%	3.04%	3.85%	5.02%
Net expenses (c)	0.73%	0.74%	0.77%	0.89%	0.84%
Portfolio turnover rate	11%	27%	22%	22%	19%
Net assets at end of year (in 000’s)	$ 743,846	$ 1,287,716	$ 1,186,421	$ 445,468	$ 716,692

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R3	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.55	$ 9.13	$ 8.84	$ 9.03	$ 9.28
Net investment income (loss) (a)	0.66	0.30	0.22	0.28	0.40
Net realized and unrealized gain (loss)	0.19	(0.58)	0.28	(0.19)	(0.25)
Total from investment operations	0.85	(0.28)	0.50	0.09	0.15
Less distributions:
From net investment income	(0.65)	(0.30)	(0.21)	(0.28)	(0.40)
Net asset value at end of year	$ 8.75	$ 8.55	$ 9.13	$ 8.84	$ 9.03
Total investment return (b)	10.22%	(3.11)%	5.68%	1.08%	1.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	7.51%	3.41%	2.43%	3.14%	4.37%
Net expenses (c)	1.32%	1.34%	1.37%	1.49%	1.43%
Portfolio turnover rate	11%	27%	22%	22%	19%
Net assets at end of year (in 000’s)	$ 1,083	$ 745	$ 620	$ 523	$ 436

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
43

Financial Highlights selected per share data and ratios
	Year Ended October 31,				February 28, 2019^ through October 31, 2019
Class R6	2023	2022	2021	2020
Net asset value at beginning of period	$ 8.55	$ 9.13	$ 8.84	$ 9.03	$ 9.18
Net investment income (loss) (a)	0.71	0.36	0.30	0.35	0.32
Net realized and unrealized gain (loss)	0.21	(0.58)	0.27	(0.19)	(0.15)
Total from investment operations	0.92	(0.22)	0.57	0.16	0.17
Less distributions:
From net investment income	(0.71)	(0.36)	(0.28)	(0.35)	(0.32)
Net asset value at end of period	$ 8.76	$ 8.55	$ 9.13	$ 8.84	$ 9.03
Total investment return (b)	11.10%	(2.42)%	6.47%	1.92%	1.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	8.11%	4.07%	3.24%	3.99%	5.18%††
Net expenses (c)	0.64%	0.63%	0.62%	0.67%	0.64%††
Portfolio turnover rate	11%	27%	22%	22%	19%
Net assets at end of period (in 000’s)	$ 212,357	$ 332,082	$ 366,720	$ 120,432	$ 71,077

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,			August 31, 2020^ through October 31,
SIMPLE Class	2023	2022	2021	2020
Net asset value at beginning of period	$ 8.55	$ 9.13	$ 8.84	$ 8.83*
Net investment income (loss) (a)	0.68	0.30	0.22	0.04
Net realized and unrealized gain (loss)	0.18	(0.58)	0.28	0.01
Total from investment operations	0.86	(0.28)	0.50	0.05
Less distributions:
From net investment income	(0.66)	(0.30)	(0.21)	(0.04)
Net asset value at end of period	$ 8.75	$ 8.55	$ 9.13	$ 8.84
Total investment return (b)	10.33%	(3.09)%	5.67%	0.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	7.82%	3.41%	2.42%	2.72%††
Net expenses (c)	1.20%	1.32%	1.38%	1.37%††
Portfolio turnover rate	11%	27%	22%	22%
Net assets at end of period (in 000’s)	$ 142	$ 26	$ 27	$ 25

^	Inception date.
*	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
44	MainStay Floating Rate Fund

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Floating Rate Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	May 3, 2004
Investor Class	February 28, 2008
Class B^	May 3, 2004
Class C	May 3, 2004
Class I	May 3, 2004
Class R3*	February 29, 2016
Class R6	February 28, 2019
SIMPLE Class	August 31, 2020

^	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders and will be converted into Class A or Investor Class shares based on shareholder eligibility on or about February 28, 2024.
*	As of October 31, 2023, Class R3 shares are closed to new investors and, upon the close of business on December 29, 2023, Class R3 shares are closed to additional investments by existing shareholders. Additionally, Class R3 shares will be liquidated on or about February 28, 2024 (the "Liquidation Date"). It is expected that the Fund will distribute to remaining shareholders invested in Class R3 shares, on or promptly after the Liquidation Date, a liquidating distribution in cash or cash equivalents equal to the net asset value of such shares.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from August 1, 2017 through April 14, 2019, a CDSC of 1.00% may be imposed on certain redemptions (for investments of $500,000 which paid no initial sales charge) of such shares within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions of such shares made within one year of the date of purchase of Class C shares. Investments in Class C shares are subject to a purchase maximum of $250,000. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to Class A or Investor Class shares at the end of the calendar quarter four years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R3 and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plan for Class R3 shares.
At a meeting held on September 25-26, 2023, the Board of Trustees (the “Board”) of the Trust, after careful consideration of a number of factors and upon the recommendation of the Fund's investment adviser, New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), approved a proposal to liquidate Class R3 shares of the Fund on or about February 28, 2024, pursuant to the terms of a plan of liquidation.
In addition, the Board approved a proposal to accelerate the conversion of the Fund’s Class B shares into Class A shares, or Investor Class shares, based on shareholder eligibility.  Class B shareholders of the Fund will

45

Notes to Financial Statements (continued)
receive Class A shares of the Fund if they hold at least $15,000 of Class B shares of the Fund on or around February 28, 2024; otherwise, Class B shareholders of the Fund will receive Investor Class shares of the Fund.
The Fund's investment objective is to seek high current income.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated New York Life Investments as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2023, is included at the end of the Portfolio of Investments.

46	MainStay Floating Rate Fund

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy. As of October 31, 2023, securities that were fair valued in such a manner are shown in the Portfolio of Investments.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of October 31, 2023, securities that were fair valued in such a manner are shown in the Portfolio of Investments.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates
47

Notes to Financial Statements (continued)
the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Fund's procedures described above. The liquidity of the Fund's investments was determined as of October 31, 2023, and can change at any time. Illiquid investments as of October 31, 2023, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and pays distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source. Premiums and discount on purchased securities other than bank loans, are accreted and amortized, respectively on the effective interest rate method. Premiums and discounts on purchased bank loan securities are accreted and amortized, respectively, on the straight line method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and

48	MainStay Floating Rate Fund

mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank, the Secured Overnight Financing Rate ("SOFR") or an alternative reference rate.
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2023, the Fund did not hold any unfunded commitments.
(H) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. Rights and Warrants as of October 31, 2023 are shown in the Portfolio of Investments.
(I) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of October 31, 2023, are shown in the Portfolio of Investments.
(J) Loan Risk. The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result of these and other events, the Fund's NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
(K) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic
49

Notes to Financial Statements (continued)
developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund's investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(L) Debt Securities Risk.  The Fund's investments may include securities such as variable rate notes, floaters and mortgage-related and asset-backed securities. If expectations about changes in interest rates or assessments of an issuer's credit worthiness or market conditions are incorrect, investments in these types of securities could lose money for the Fund.
(M) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that have relied or continue to rely on the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority ("FCA"), which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. In connection with supervisory guidance from U.S. regulators, certain U.S. regulated entities have generally ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on Secured Overnight Financing Rate ("SOFR") (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Certain of the Fund's investments may involve individual tough legacy contracts which may be subject to the Adjustable Interest Rate (LIBOR) Act or synthetic LIBOR and no assurances can be given that these measures will have had the intended effects. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. Any such effects of the transition process, including unforeseen effects, could result in losses to the Fund.
(N) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable

50	MainStay Floating Rate Fund

to the Fund. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. During the year ended October 31, 2023, the effective management fee rate was 0.59%.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.05% of the Fund’s average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6 shares. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Class R6 fees and expenses do not exceed those of Class I. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2023, New York Life Investments earned fees from the Fund in the amount of $10,793,440 and paid the Subadvisor in the amount of $5,400,442.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life
Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Distributor receives a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class shares Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R3 shares. This is in addition to any fees paid under the Class R3 Plan.
During the year ended October 31, 2023, shareholder service fees incurred by the Fund were as follows:

Class R3	$899
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2023, were $52,538 and $1,272, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares during the year ended October 31, 2023, of $166,295, $8 and $7,948, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life
51

Notes to Financial Statements (continued)
Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$499,206	$—
Investor Class	40,258	—
Class B	1,074	—
Class C	110,231	—
Class I	924,256	—
Class R3	815	—
Class R6	10,793	—
SIMPLE Class	57	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$29,731	0.0%‡
SIMPLE Class	28,216	19.8

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of October 31, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,711,313,594	$3,263,711	$(61,220,485)	$(57,956,774)
As of October 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$3,548,720	$(167,428,730)	$(2,834,798)	$(57,956,774)	$(224,671,582)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to other temporary differences of interest accruals on defaulted securities and dividends payable.
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $167,428,730, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$27,972	$139,457
During the years ended October 31, 2023 and October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$144,905,123	$93,239,421
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

52	MainStay Floating Rate Fund

Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2023, purchases and sales of securities, other than short-term securities, were $188,009 and $816,182, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2023 and October 31, 2022, were as follows:
Class A	Shares	Amount
Year ended October 31, 2023:
Shares sold	29,660,554	$ 259,073,096
Shares issued to shareholders in reinvestment of distributions	4,535,788	39,624,570
Shares redeemed	(24,335,648)	(212,100,606)
Net increase (decrease) in shares outstanding before conversion	9,860,694	86,597,060
Shares converted into Class A (See Note 1)	653,220	5,709,218
Shares converted from Class A (See Note 1)	(76,460)	(666,225)
Net increase (decrease)	10,437,454	$ 91,640,053
Year ended October 31, 2022:
Shares sold	35,322,150	$ 315,191,998
Shares issued to shareholders in reinvestment of distributions	1,953,269	17,079,210
Shares redeemed	(21,176,272)	(186,216,536)
Net increase (decrease) in shares outstanding before conversion	16,099,147	146,054,672
Shares converted into Class A (See Note 1)	529,231	4,710,199
Shares converted from Class A (See Note 1)	(42,046)	(372,281)
Net increase (decrease)	16,586,332	$ 150,392,590

Investor Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	366,136	$ 3,196,355
Shares issued to shareholders in reinvestment of distributions	158,344	1,382,777
Shares redeemed	(243,798)	(2,129,368)
Net increase (decrease) in shares outstanding before conversion	280,682	2,449,764
Shares converted into Investor Class (See Note 1)	46,843	408,287
Shares converted from Investor Class (See Note 1)	(353,983)	(3,095,302)
Net increase (decrease)	(26,458)	$ (237,251)
Year ended October 31, 2022:
Shares sold	496,359	$ 4,443,739
Shares issued to shareholders in reinvestment of distributions	75,245	659,414
Shares redeemed	(329,433)	(2,911,023)
Net increase (decrease) in shares outstanding before conversion	242,171	2,192,130
Shares converted into Investor Class (See Note 1)	64,918	575,033
Shares converted from Investor Class (See Note 1)	(337,925)	(3,027,893)
Net increase (decrease)	(30,836)	$ (260,730)

53

Notes to Financial Statements (continued)
Class B	Shares	Amount
Year ended October 31, 2023:
Shares sold	15,627	$ 136,525
Shares issued to shareholders in reinvestment of distributions	2,980	26,053
Shares redeemed	(18,403)	(160,726)
Net increase (decrease) in shares outstanding before conversion	204	1,852
Shares converted from Class B (See Note 1)	(16,990)	(148,518)
Net increase (decrease)	(16,786)	$ (146,666)
Year ended October 31, 2022:
Shares sold	15,256	$ 135,583
Shares issued to shareholders in reinvestment of distributions	1,635	14,353
Shares redeemed	(28,245)	(250,015)
Net increase (decrease) in shares outstanding before conversion	(11,354)	(100,079)
Shares converted from Class B (See Note 1)	(22,634)	(200,602)
Net increase (decrease)	(33,988)	$ (300,681)

Class C	Shares	Amount
Year ended October 31, 2023:
Shares sold	1,027,146	$ 8,965,639
Shares issued to shareholders in reinvestment of distributions	382,406	3,340,107
Shares redeemed	(2,584,724)	(22,521,244)
Net increase (decrease) in shares outstanding before conversion	(1,175,172)	(10,215,498)
Shares converted from Class C (See Note 1)	(148,091)	(1,290,540)
Net increase (decrease)	(1,323,263)	$ (11,506,038)
Year ended October 31, 2022:
Shares sold	3,237,524	$ 29,019,142
Shares issued to shareholders in reinvestment of distributions	184,730	1,614,748
Shares redeemed	(2,369,536)	(20,786,152)
Net increase (decrease) in shares outstanding before conversion	1,052,718	9,847,738
Shares converted from Class C (See Note 1)	(171,884)	(1,522,009)
Net increase (decrease)	880,834	$ 8,325,729

Class I	Shares	Amount
Year ended October 31, 2023:
Shares sold	47,944,395	$ 417,819,396
Shares issued to shareholders in reinvestment of distributions	6,430,803	56,101,128
Shares redeemed	(119,984,501)	(1,042,874,690)
Net increase (decrease) in shares outstanding before conversion	(65,609,303)	(568,954,166)
Shares converted into Class I (See Note 1)	74,860	652,282
Shares converted from Class I (See Note 1)	(134,653)	(1,184,095)
Net increase (decrease)	(65,669,096)	$ (569,485,979)
Year ended October 31, 2022:
Shares sold	130,993,383	$ 1,172,562,445
Shares issued to shareholders in reinvestment of distributions	5,028,139	44,069,454
Shares redeemed	(115,362,508)	(1,009,434,495)
Net increase (decrease) in shares outstanding before conversion	20,659,014	207,197,404
Shares converted into Class I (See Note 1)	40,608	359,148
Shares converted from Class I (See Note 1)	(5,009)	(42,826)
Net increase (decrease)	20,694,613	$ 207,513,726

Class R3	Shares	Amount
Year ended October 31, 2023:
Shares sold	54,334	$ 474,247
Shares issued to shareholders in reinvestment of distributions	3,966	34,653
Shares redeemed	(21,727)	(189,364)
Net increase (decrease)	36,573	$ 319,536
Year ended October 31, 2022:
Shares sold	29,390	$ 264,271
Shares issued to shareholders in reinvestment of distributions	1,663	14,553
Shares redeemed	(11,770)	(103,249)
Net increase (decrease)	19,283	$ 175,575

54	MainStay Floating Rate Fund

Class R6	Shares	Amount
Year ended October 31, 2023:
Shares sold	3,742,287	$ 32,595,005
Shares issued to shareholders in reinvestment of distributions	2,467,779	21,549,959
Shares redeemed	(20,748,220)	(180,979,198)
Net increase (decrease) in shares outstanding before conversion	(14,538,154)	(126,834,234)
Shares converted from Class R6 (See Note 1)	(44,493)	(385,107)
Net increase (decrease)	(14,582,647)	$ (127,219,341)
Year ended October 31, 2022:
Shares sold	12,396,571	$ 111,206,027
Shares issued to shareholders in reinvestment of distributions	1,732,416	15,202,017
Shares redeemed	(15,392,660)	(134,934,458)
Net increase (decrease) in shares outstanding before conversion	(1,263,673)	(8,526,414)
Shares converted from Class R6 (See Note 1)	(55,146)	(478,769)
Net increase (decrease)	(1,318,819)	$ (9,005,183)

SIMPLE Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	12,509	$ 108,939
Shares issued to shareholders in reinvestment of distributions	740	6,483
Net increase (decrease)	13,249	$ 115,422
Year ended October 31, 2022:
Shares issued to shareholders in reinvestment of distributions	102	$ 887
Net increase (decrease)	102	$ 887
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
55

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Floating Rate Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with custodians, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 22, 2023
56	MainStay Floating Rate Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
In February 2024, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2023. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2023.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
57

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since June 2023	Chief Executive Officer of New York Life Investment Management LLC since 2023. Previously, Abou-Jaoudé was the Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) from 2007 to 2023.	79	MainStay Funds: Trustee since June 2023;
MainStay Funds Trust: Trustee since June 2023;
MainStay VP Funds Trust: Trustee since June 2023 (31 portfolios);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2023; and
New York Life Investment Management International: Chair since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
58	MainStay Floating Rate Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
59

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
60	MainStay Floating Rate Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
61

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5013759MS139-23	MSFR11-12/23
(NYLIM) NL225

MainStay MacKay California Tax Free Opportunities Fund

Message from the President and Annual Report
October 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Volatile economic and geopolitical forces drove market behavior during the 12-month reporting period ended October 31, 2023. While equity markets generally gained ground, bond prices trended broadly lower.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation and interest rate trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 7.1% in November 2022, and to 3.2% in October 2023. At the same time, the Fed increased the benchmark federal funds rate from 3.75%–4.00% at the beginning of the reporting period to 5.25%–5.50% as of October 31, 2023. As the pace of rate increases slowed during the period, investors hoped for an early shift to a looser monetary policy. However, comments from Fed members late in the period reinforced the central bank’s hawkish stance in response to surprisingly robust U.S. economic growth and rising wage pressures, thus increasing the likelihood that interest rates would stay higher for longer. International developed markets exhibited similar dynamics of elevated inflation and rising interest rates.
Despite the backdrop of high interest rates—along with political dysfunction in Washington D.C. and intensifying global geopolitical instability—equity markets managed to advance, supported by healthy consumer spending trends and persistent domestic economic growth. The S&P 500® Index, a widely regarded benchmark of large-cap U.S. market performance, gained ground, bolstered by the strong performance of energy stocks amid surging petroleum prices and mega-cap, growth-oriented, technology-related shares, which rose as investors flocked to companies creating the infrastructure for developments in artificial intelligence. Smaller-cap stocks and value-oriented shares produced milder returns. Among industry sectors, energy and information technology posted the strongest gains. Real estate declined most sharply under pressure from rising mortgage rates and weak levels of office occupancy. Developed international markets outperformed U.S. markets, with Europe benefiting during the first half of the period from unexpected economic resilience in the face of rising energy prices and the ongoing war in Ukraine. Emerging markets posted positive results but lagged developed markets, largely due to slow economic growth in China despite the relaxation of pandemic-era lockdowns.
Bond prices were driven lower by rising yields and increasing expectations of high interest rates for an extended period of time. The U.S. yield curve steepened, with the 30-year Treasury yield exceeding 5% for the first time in more than a decade. The yield curve remained inverted, with the 10-year Treasury yield ending the period at 4.88%, compared with 5.07% for the 2-year Treasury yield. Corporate bonds outperformed long-term Treasury bonds, but still trended lower under pressure from rising yields and an uptick in default rates. Among corporates, lower-credit-quality instruments performed slightly better than their higher-credit-quality counterparts, while floating rate securities performed better still.
In the face of today’s uncertain market environment, New York Life Investments remains dedicated to providing the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges.  For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2023
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 3.00% Initial Sales Charge	With sales charges	2/28/2013	0.24%	-0.53%	2.45%	0.76%
		Excluding sales charges		3.34	0.39	2.92	0.76
Investor Class Shares[3,4]	Maximum 2.50% Initial Sales Charge	With sales charges	2/28/2013	0.73	-0.55	2.41	0.78
		Excluding sales charges		3.31	0.37	2.89	0.78
Class C Shares	Maximum 1.00% CDSC	With sales charges	2/28/2013	2.05	0.12	2.61	1.03
	if Redeemed Within One Year of Purchase	Excluding sales charges		3.05	0.12	2.61	1.03
Class C2 Shares	Maximum 1.00% CDSC	With sales charges	8/31/2020	1.89	N/A	-3.40	1.18
	if Redeemed Within One Year of Purchase	Excluding sales charges		2.89	N/A	-3.40	1.18
Class I Shares	No Sales Charge		2/28/2013	3.60	0.65	3.19	0.51
Class R6 Shares	No Sales Charge		11/1/2019	3.49	N/A	-1.43	0.49

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to August 10, 2022, the maximum initial sales charge was 4.50%, which is reflected in the applicable average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge was 4.50%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to August 10, 2022, the maximum initial sales charge was 4.00%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Bloomberg California Municipal Bond Index[1]	2.72%	1.03%	2.24%
Morningstar Muni California Long Category Average[2]	2.05	0.22	2.08

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Bloomberg California Municipal Bond Index is the Fund's primary broad-based securities market index for comparison purposes. The Bloomberg California Municipal Bond Index is a market value-weighted index of California investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more.
2.	The Morningstar Muni California Long Category Average is representative of funds that invest at least 80% of assets in California municipal debt. These funds have durations of more than 7.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay California Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay California Tax Free Opportunities Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$952.70	$3.69	$1,021.42	$3.82	0.75%
Investor Class Shares	$1,000.00	$951.60	$3.84	$1,021.27	$3.97	0.78%
Class C Shares	$1,000.00	$950.40	$5.06	$1,020.01	$5.24	1.03%
Class C2 Shares	$1,000.00	$949.60	$5.80	$1,019.26	$6.01	1.18%
Class I Shares	$1,000.00	$953.90	$2.46	$1,022.68	$2.55	0.50%
Class R6 Shares	$1,000.00	$953.00	$2.36	$1,022.79	$2.45	0.48%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of October 31, 2023 (Unaudited)
General Obligation	33.1%
Other Revenue	21.1
Transportation	14.4
Water & Sewer	8.7
Education	4.5
General	4.2
Hospital	4.0
Utilities	3.0%
Housing	1.8
Certificate of Participation/Lease	1.4
Short–Term Investment	4.0
Other Assets, Less Liabilities	–0.2
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2023 (excluding short-term investments) (Unaudited)
1.	State of California, 4.00%-5.25%, due 11/1/28–4/1/49
2.	California Municipal Finance Authority, 3.25%-5.25%, due 8/1/26–10/1/54
3.	City of Los Angeles, 3.00%-5.50%, due 5/15/29–5/15/48
4.	California Community Choice Financing Authority, 4.00%-5.50%, due 2/1/52–10/1/54
5.	Puerto Rico Commonwealth Aqueduct & Sewer Authority, 5.00%, due 7/1/33–7/1/47
6.	Commonwealth of Puerto Rico, 4.00%-5.75%, due 7/1/27–7/1/35
7.	California Infrastructure & Economic Development Bank, 3.00%-5.00%, due 10/1/40–1/1/56
8.	San Francisco City & County Airport Commission, 4.00%-5.75%, due 5/1/40–5/1/52
9.	Southern California Public Power Authority, 5.244%-5.25%, due 11/1/38–7/1/53
10.	Puerto Rico Sales Tax Financing Corp., (zero coupon)-5.00%, due 7/1/34–7/1/58

8	MainStay MacKay California Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis and Michael Denlinger, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay California Tax Free Opportunities Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2023?
For the 12 months ended October 31, 2023, Class I shares of MainStay MacKay California Tax Free Opportunities Fund returned 3.60%, outperforming the 2.72% return of the Fund’s benchmark, the Bloomberg California Municipal Bond Index (the "Index"). Over the same period, Class I shares also outperformed the 2.05% return of the Morningstar Muni California Long Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund outperformed the Index during the reporting period partly due to strong security selection. In addition, the Fund’s overweight exposure to bonds maturing beyond 15 years made a positive contribution to relative return. (Contributions take weightings and total returns into account.) Regarding coupon structure, an overweight allocation to and security selection among 4+% bonds aided on a relative basis. From a geographic perspective, overweight exposure to out-of-Index U.S. Territories—in particular, Puerto Rico—contributed on a relative basis. From a credit perspective, underweight exposure to AA-rated credits,2 as well as security selection among non-rated bonds, also contributed to relative performance. Also, the Fund engaged in significant tax-loss harvesting. This created losses that can be carried forward to offset future gains in the Fund. This activity also resulted in creating a higher book yield for the Fund.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
The Fund, at times, will employ a Treasury futures hedge, typically as a paired strategy with longer maturity bonds, to dampen duration3 and interest-rate sensitivity. During the reporting period, the Fund’s allocation was minimal.
What was the Fund’s duration strategy during the reporting period?
The Fund’s duration was targeted to remain in a neutral range relative to the Fund’s investable universe as outlined in the prospectus. In addition to investment-grade California bonds, the Fund may also invest in bonds of U.S. territories (Puerto Rico, Guam and the U.S. Virgin Islands) and up to 20% of net assets in securities below investment grade. Since the Fund’s investable universe is broader than the Index, the Fund’s duration may also differ from that of the Index. The Fund ended the reporting period with a longer duration posture than the Index. As of October 31, 2023, the Fund's modified duration4 to worst was 8.09 years, while the Index’s modified duration to worst was 6.61 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, overweight positioning in the local general obligation and special tax sectors produced the largest relative outperformance; however, an underweight allocation to the electric sector offset some of those gains.
How did the Fund’s sector weighting change during the reporting period?
During the reporting period, there were no material changes to the weightings in the Fund. The Fund increased its allocations to the electric and IDR/PCR (industry development revenue/pollution control revenue) sectors. In addition, the Fund increased its exposure to the long end of the yield curve.5 Conversely, there was a decrease to the Fund’s exposure to the local general obligation sector.

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	An obligation rated ‘AA’ by Standard & Poor’s (“S&P”) is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity. This measure ignores future cash flow fluctuations due to embedded optionality.
5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
9

How was the Fund positioned at the end of the reporting period?
As of October 31, 2023, the Fund continued to hold overweight exposure to the long end of the curve where municipal yields are more attractive. In addition, the Fund held an overweight allocation to the special tax and local general obligation sectors. From a ratings perspective, the Fund held overweight exposure to AAA-rated6 bonds, due to their relatively strong financial condition, while available at much higher yields. In addition, the Fund held overweight exposure to bonds from Puerto Rico and non-rated bonds, which are not included in the Index. As of the same date, the Fund held underweight exposure to the state general obligation and prerefunded/ETM (escrowed to maturity) sectors.
6.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay California Tax Free Opportunities Fund

Portfolio of Investments October 31, 2023†^
	Principal Amount	Value
Municipal Bonds 96.2%
Long-Term Municipal Bonds 96.2%
Certificate of Participation/Lease 1.4%
California Municipal Finance Authority, Palomar Health Obligated Group, Certificate of Participation
Series A, Insured: AGM
5.25%, due 11/1/52	$ 6,380,000	$ 6,467,030
Hayward Unified School District, Certificate of Participation
5.25%, due 8/1/47	6,900,000	6,880,716
Oxnard School District, Property Acquisition and Improvement Project, Certificate of Participation
Insured: BAM
5.00%, due 8/1/45 (a)	950,000	962,098
		14,309,844
Education 4.5%
California Educational Facilities Authority, Loyola Marymount University, Green Bond, Revenue Bonds
Series B
5.00%, due 10/1/31	525,000	539,531
California Infrastructure & Economic Development Bank, Equitable School Revolving Fund LLC Obligated Group, Revenue Bonds
Series B
5.00%, due 11/1/44	350,000	335,510
Series B
5.00%, due 11/1/49	500,000	466,982
California Infrastructure & Economic Development Bank, WFCS Portfolio Projects, Revenue Bonds (b)
Series A-1
5.00%, due 1/1/55	2,540,000	1,806,220
Series A-1
5.00%, due 1/1/56	840,000	594,576
California Municipal Finance Authority, Charter School, King Chavez Academy, Revenue Bonds (b)
Series A
5.00%, due 5/1/36	1,275,000	1,191,661
Series A
5.00%, due 5/1/46	1,325,000	1,159,613
	Principal Amount	Value

Education (continued)
California Municipal Finance Authority, Charter School, Palmdale Aerospace Academy Projects (The), Revenue Bonds (b)
Series A
5.00%, due 7/1/36	$ 1,300,000	$ 1,222,469
Series A
5.00%, due 7/1/46	795,000	677,053
California Municipal Finance Authority, Claremont Graduate University, Revenue Bonds
Series B
5.00%, due 10/1/54 (b)	1,380,000	1,145,101
California Municipal Finance Authority, Creative Center Los Altos Project (The), Revenue Bonds (b)
Series B
4.00%, due 11/1/36	400,000	321,941
Series B
4.50%, due 11/1/46	1,600,000	1,203,727
California Municipal Finance Authority, Southern California Institute of Architecture Project, Revenue Bonds
5.00%, due 12/1/38	845,000	827,625
California Municipal Finance Authority, University of San Diego, Revenue Bonds
Series A
5.00%, due 10/1/44	3,065,000	3,075,758
Series A
5.00%, due 10/1/49	4,440,000	4,395,613
California Public Finance Authority, California University of Science & Medicine Obligated Group, Revenue Bonds
Series A
6.25%, due 7/1/54 (b)	1,000,000	1,021,360
California School Finance Authority, Aspire Public Schools Obligated Group, Revenue Bonds (b)
5.00%, due 8/1/27	475,000	477,646
5.00%, due 8/1/28	650,000	653,760
5.00%, due 8/1/36	550,000	544,145
5.00%, due 8/1/41	700,000	662,339
5.00%, due 8/1/46	900,000	822,164

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Education (continued)
California School Finance Authority, Classical Academies Project, Revenue Bonds
Series A
5.00%, due 10/1/37 (b)	$ 1,485,000	$ 1,433,098
California School Finance Authority, Grimmway Schools Obligated Group, Revenue Bonds (b)
Series A
4.25%, due 7/1/28	1,240,000	1,193,728
Series A
5.00%, due 7/1/46	750,000	662,749
California School Finance Authority, High Tech High Learning Project, Revenue Bonds (b)
Series A
5.00%, due 7/1/37	500,000	451,616
Series A
5.00%, due 7/1/49	500,000	417,783
California School Finance Authority, Kipp Social Public Schools Project, Revenue Bonds
Series A
5.00%, due 7/1/34 (b)	600,000	601,745
California School Finance Authority, Partnerships to Uplift Communities, Revenue Bonds
5.50%, due 8/1/47 (b)	525,000	481,401
California School Finance Authority, Teach Public Schools, Revenue Bonds (b)
Series A
5.00%, due 6/1/39	740,000	669,204
Series A
5.00%, due 6/1/58	600,000	484,979
California School Finance Authority, Vista Charter Public Schools, Revenue Bonds
Series A
4.00%, due 6/1/51 (b)	1,790,000	1,242,072
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds
5.875%, due 11/1/43	1,000,000	945,544
	Principal Amount	Value

Education (continued)
Irvine Unified School District, Community Facilities District No. 9, Special Tax
Series A
5.00%, due 9/1/36	$ 545,000	$ 555,275
Poway Unified School District, Community Facilities District No. 15, Special Tax
Insured: BAM
5.25%, due 9/1/52	1,750,000	1,747,448
University of California, Revenue Bonds
Series AV
5.25%, due 5/15/42	5,000,000	5,135,470
Series BN
5.50%, due 5/15/40	5,700,000	6,289,928
		45,456,834
General 4.2%
California Statewide Communities Development Authority, Special Assessment
Series A
4.00%, due 9/2/50	1,000,000	742,663
Series D
5.50%, due 9/2/53	1,000,000	900,104
California Statewide Communities Development Authority, Community Facilities District No. 2021-02, Special Tax
5.00%, due 9/1/53	1,000,000	910,528
Cathedral City Redevelopment Agency Successor Agency, Merged Redevelopment Project Area, Tax Allocation
Series A, Insured: AGM
5.00%, due 8/1/34	1,000,000	1,004,281
City of Irvine, Community Facilities District No. 2013-3, Special Tax
5.00%, due 9/1/49	1,385,000	1,310,157
City of Irvine, Community Facilities District No. 2013-3 Improvement Area No. 1, Special Tax
Insured: BAM
4.00%, due 9/1/58	2,750,000	2,282,063
Insured: BAM
5.25%, due 9/1/53	3,000,000	3,123,367

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General (continued)
City of Palm Desert, University Park, Special Tax
3.00%, due 9/1/31	$ 315,000	$ 272,042
4.00%, due 9/1/41	450,000	365,594
City of Rocklin, Community Facilities District No. 10, Special Tax
5.00%, due 9/1/39	1,125,000	1,109,500
City of San Mateo, Community Facilities District No. 2008-1, Special Tax
Series 1, Insured: BAM
5.25%, due 9/1/40	4,000,000	4,026,930
City of South San Francisco, Community Facilities District No. 2021-01, Special Tax
4.00%, due 9/1/44	400,000	318,506
Irvine Facilities Financing Authority, Community Facilities District No. 2013-3, Special Tax
Series A, Insured: BAM
5.25%, due 9/1/53	12,000,000	12,474,317
Mountain View Shoreline Regional Park Community, Tax Allocation
Series A, Insured: AGM
5.00%, due 8/1/36	1,645,000	1,708,255
River Islands Public Financing Authority, Community Facilities District No. 2003-1, Special Tax
Series A-1, Insured: AGM
5.00%, due 9/1/42	1,500,000	1,537,740
Series A-1, Insured: AGM
5.25%, due 9/1/52	1,000,000	1,025,676
Romoland School District, Community Facilities District No. 2017-1 Improvement Area 2, Special Tax
5.00%, due 9/1/54	1,600,000	1,429,336
Sacramento Area Flood Control Agency, Consolidated Capital Assessment District No. 2, Special Assessment
4.00%, due 10/1/47	3,700,000	3,236,805
San Francisco City & County Redevelopment Agency Successor Agency, Transbay Infrastructure Project, Tax Allocation, Third Lien
Series B, Insured: AGM
5.00%, due 8/1/48	1,500,000	1,516,721
	Principal Amount	Value

General (continued)
San Francisco City & County Redevelopment Agency Successor Agency, Transbay Infrastructure Project, Tax Allocation, Third Lien (continued)
Series B, Insured: AGM
5.25%, due 8/1/53	$ 1,400,000	$ 1,439,862
Tracy Community Facilities District, Special Tax
5.75%, due 9/1/48 (c)	1,000,000	976,671
		41,711,118
General Obligation 33.1%
Alhambra Unified School District, Unlimited General Obligation
Series B
4.25%, due 8/1/43	2,000,000	1,882,517
Series B
5.25%, due 8/1/48	3,000,000	3,151,576
Cabrillo Unified School District, Election of 2018, Unlimited General Obligation
Series B, Insured: AGM-CR
5.00%, due 8/1/50	3,150,000	3,173,483
Ceres Unified School District, Unlimited General Obligation
Insured: BAM
(zero coupon), due 8/1/37	500,000	258,223
Chabot-Las Positas Community College District, Unlimited General Obligation
Series C
5.25%, due 8/1/48	1,250,000	1,312,071
City of Berkeley, Unlimited General Obligation
2.00%, due 9/1/39	1,560,000	981,774
2.00%, due 9/1/40	1,590,000	974,294
Clovis Unified School District, Unlimited General Obligation
Series B
5.25%, due 8/1/41	1,100,000	1,145,282
Series B
5.25%, due 8/1/42	1,000,000	1,037,772
Coalinga-Huron Joint Unified School District, Election of 2016, Unlimited General Obligation
Series B, Insured: BAM
5.00%, due 8/1/48	3,250,000	3,266,928
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Commonwealth of Puerto Rico, Unlimited General Obligation
Series A-1
4.00%, due 7/1/33	$ 10,000,000	$ 8,715,635
Series A-1
4.00%, due 7/1/35	3,350,000	2,815,979
Series A-1
5.625%, due 7/1/27	8,000,000	8,144,816
Series A-1
5.625%, due 7/1/29	2,000,000	2,046,495
Series A-1
5.75%, due 7/1/31	1,800,000	1,854,898
Denair Unified School District, Election of 2007, Unlimited General Obligation
Insured: AGM
(zero coupon), due 8/1/41	4,260,000	1,649,852
El Rancho Unified School District, Election of 2016, Unlimited General Obligation
Series A, Insured: BAM
5.25%, due 8/1/46	2,745,000	2,775,199
El Segundo Unified School District, Election of 2018, Unlimited General Obligation
Series C
4.00%, due 8/1/50	500,000	433,706
Elk Grove Unified School District, Unlimited General Obligation
2.00%, due 8/1/40	3,740,000	2,338,847
Etiwanda School District, Unlimited General Obligation
Series C
5.25%, due 8/1/52	5,675,000	5,840,298
Fort Bragg Unified School District, Election of 2020, Unlimited General Obligation
Series B
5.50%, due 8/1/52	1,000,000	1,022,133
Fremont Union High School District, Unlimited General Obligation
Series B
5.00%, due 8/1/32	3,260,000	3,437,278
	Principal Amount	Value

General Obligation (continued)
Glendale Community College District, Election of 2016, Unlimited General Obligation
Series B
3.00%, due 8/1/47	$ 4,500,000	$ 3,088,880
Hartnell Community College District, Unlimited General Obligation
Series A
(zero coupon), due 8/1/37	2,500,000	1,262,004
Healdsburg Unified School District, Unlimited General Obligation
Series A
4.60%, due 8/1/37	4,405,000	4,431,336
Inglewood Unified School District, Election of 2012, Unlimited General Obligation
Series B, Insured: BAM
5.00%, due 8/1/35	800,000	826,274
Inglewood Unified School District, Election of 2020, Unlimited General Obligation
Series A, Insured: AGM
4.00%, due 8/1/51	2,750,000	2,317,275
Jurupa Unified School District, Unlimited General Obligation
Series B
5.00%, due 8/1/37	1,000,000	1,028,691
Jurupa Unified School District, Election 2014, Unlimited General Obligation
Series C
5.25%, due 8/1/43	2,000,000	2,063,872
Kern Community College District, Election of 2016, Unlimited General Obligation
Series C
3.00%, due 8/1/46	5,000,000	3,473,868
Series C, Insured: BAM
3.00%, due 8/1/46	5,500,000	3,853,118
Series D
5.25%, due 8/1/33	1,000,000	1,129,787
Series D
5.25%, due 8/1/34	700,000	787,537
Series D
5.25%, due 8/1/38	2,000,000	2,181,895
Series D
5.25%, due 8/1/39	1,400,000	1,520,439

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Kern Community College District, Election of 2016, Unlimited General Obligation (continued)
Series D
5.25%, due 8/1/40	$ 2,200,000	$ 2,378,063
Kern Community College District, Safety Repair & Improvement, Unlimited General Obligation
Series C
5.75%, due 11/1/34	650,000	650,000
La Mesa-Spring Valley School District, Unlimited General Obligation
Series B
5.00%, due 8/1/47	1,100,000	1,109,752
Long Beach Community College District, Unlimited General Obligation
Series C
4.00%, due 8/1/49	3,000,000	2,609,020
Long Beach Unified School District, Unlimited General Obligation
Series C
4.00%, due 8/1/50	18,000,000	15,717,643
Los Angeles Community College District, Election of 2008, Unlimited General Obligation
Series I
4.00%, due 8/1/34	4,000,000	4,014,066
Los Angeles Community College District, Election of 2022, Unlimited General Obligation
Series A-2
5.50%, due 8/1/24	3,000,000	2,997,561
Los Angeles Unified School District, Unlimited General Obligation
Series A
5.00%, due 7/1/25	1,250,000	1,276,301
Series A
5.00%, due 7/1/32	1,500,000	1,625,906
Series A
5.00%, due 7/1/33	1,000,000	1,080,577
Series QRR
5.25%, due 7/1/40	3,500,000	3,782,004
Series QRR
5.25%, due 7/1/47	7,500,000	7,878,994
	Principal Amount	Value

General Obligation (continued)
Los Banos Unified School District, Election of 2018, Unlimited General Obligation
5.25%, due 8/1/49	$ 2,500,000	$ 2,594,572
Marysville Joint Unified School District, Election 2008, Unlimited General Obligation
Insured: AGM
(zero coupon), due 8/1/35	1,500,000	851,661
Insured: AGM
(zero coupon), due 8/1/36	2,000,000	1,063,308
Insured: AGM
(zero coupon), due 8/1/37	2,000,000	988,485
Montebello Unified School District, Unlimited General Obligation
Series B, Insured: AGM
5.50%, due 8/1/47	1,500,000	1,560,654
Mount San Antonio Community College District, Unlimited General Obligation
Series A
4.00%, due 8/1/49	2,000,000	1,772,108
Mount San Jacinto Community College District, Election 2014, Unlimited General Obligation
Series B
4.00%, due 8/1/38	1,985,000	1,875,367
Needles Unified School District, Capital Appreciation, Election 2008, Unlimited General Obligation
Series B, Insured: AGM
(zero coupon), due 8/1/45	1,250,000	890,190
North Orange County Community College District, Election of 2014, Unlimited General Obligation
Series C
4.00%, due 8/1/47	4,750,000	4,187,207
Norwalk-La Mirada Unified School District, Election of 2014, Unlimited General Obligation
Series E
3.00%, due 8/1/46	1,600,000	1,102,484
Ocean View School District of Orange County, Unlimited General Obligation
Series C, Insured: AGM
3.00%, due 8/1/47	3,040,000	2,035,076
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Ojai Unified School District, Unlimited General Obligation
Series B, Insured: AGM
5.25%, due 8/1/48	$ 1,100,000	$ 1,133,414
Series B, Insured: AGM
5.50%, due 8/1/53	1,750,000	1,827,915
Ontario Montclair School District, Election of 2016, Unlimited General Obligation
Series A
5.00%, due 8/1/46	7,765,000	7,864,234
Series C
5.25%, due 8/1/52	3,125,000	3,238,294
Palomar Community College District, Election of 2006, Unlimited General Obligation
Series B
(zero coupon), due 8/1/39	2,000,000	2,051,802
Series D
5.25%, due 8/1/45	3,500,000	3,577,313
Ravenswood City School District, Election 2018, Unlimited General Obligation
Insured: AGM
5.25%, due 8/1/45	3,500,000	3,614,165
Redwood City School District, Election 2015, Unlimited General Obligation
5.25%, due 8/1/44	2,000,000	2,067,382
Rio Hondo Community College District, Election 2004, Unlimited General Obligation
Series C
(zero coupon), due 8/1/42	2,000,000	2,230,342
Sacramento City Unified School District, Election of 2020, Unlimited General Obligation
Series A, Insured: BAM
5.50%, due 8/1/52	4,500,000	4,677,644
Salinas Union High School District, Unlimited General Obligation
Series A
4.00%, due 8/1/47	4,300,000	3,767,303
San Diego Unified School District, Election of 2012, Unlimited General Obligation
Series R-2
(zero coupon), due 7/1/41	4,360,000	3,575,874
	Principal Amount	Value

General Obligation (continued)
San Diego Unified School District, Election of 2012, Unlimited General Obligation (continued)
Series B-4
5.00%, due 7/1/40	$ 2,690,000	$ 2,863,067
San Diego Unified School District, Election of 2018, Unlimited General Obligation
Series F-2
5.00%, due 7/1/40	3,020,000	3,193,469
San Diego Unified School District, Election of 2022, Unlimited General Obligation
Series A-3
4.00%, due 7/1/53	6,640,000	5,650,036
Series A-3
5.00%, due 7/1/48	2,665,000	2,766,222
San Francisco Bay Area Rapid Transit District, Election of 2016, Unlimited General Obligation
Series D-1
5.25%, due 8/1/47	6,750,000	7,109,305
San Jose Evergreen Community College District, Election of 2016, Unlimited General Obligation
Series C-1
4.997%, due 9/1/25	1,250,000	1,244,016
Series C
5.00%, due 9/1/39	3,000,000	3,169,465
Series C
5.00%, due 9/1/40	2,575,000	2,703,749
San Juan Unified School District, Election 2016, Unlimited General Obligation
5.00%, due 8/1/36	1,500,000	1,604,418
5.00%, due 8/1/38	1,800,000	1,893,852
San Juan Unified School District, Election of 2012, Unlimited General Obligation
Series N
4.00%, due 8/1/31	1,975,000	1,975,105
San Luis Obispo County Community College District, Unlimited General Obligation
Series B
4.00%, due 8/1/43	2,250,000	2,037,696

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
San Mateo Foster City School District, Unlimited General Obligation
Series B
5.00%, due 8/1/40	$ 1,000,000	$ 1,064,072
Series B
5.00%, due 8/1/41	1,150,000	1,216,374
San Rafael City Elementary School District, Election of 2022, Unlimited General Obligation
Series A
5.25%, due 8/1/52	1,250,000	1,298,302
San Rafael City High School District, Election of 2022, Unlimited General Obligation
Series A
5.25%, due 8/1/52	4,250,000	4,401,751
San Ysidro School District, Unlimited General Obligation
Insured: AGM
(zero coupon), due 8/1/47	3,000,000	826,944
Santa Barbara Unified School District, Election of 2010, Unlimited General Obligation
Series A
7.00%, due 8/1/36	1,000,000	1,264,735
Santa Clarita Community College District, Election of 2016, Unlimited General Obligation
5.25%, due 8/1/48	2,000,000	2,064,367
South San Francisco Unified School District, Unlimited General Obligation
4.00%, due 9/1/52	15,000,000	13,027,711
State of California, Various Purpose, Unlimited General Obligation
4.00%, due 9/1/34	3,500,000	3,463,976
4.00%, due 3/1/36	3,395,000	3,345,283
4.00%, due 10/1/36	4,150,000	4,052,262
4.00%, due 11/1/36	2,500,000	2,437,917
4.00%, due 10/1/37	4,000,000	3,835,696
4.00%, due 10/1/37	4,445,000	4,262,418
4.00%, due 11/1/38	4,775,000	4,534,012
4.00%, due 10/1/39	3,500,000	3,308,261
4.00%, due 3/1/40	5,000,000	4,665,336
4.00%, due 9/1/42	6,250,000	5,712,266
4.00%, due 4/1/49	1,895,000	1,653,496
5.00%, due 11/1/28	5,000,000	5,313,118
	Principal Amount	Value

General Obligation (continued)
State of California, Various Purpose, Unlimited General Obligation (continued)
5.00%, due 11/1/30	$ 4,500,000	$ 4,869,221
5.00%, due 9/1/32	1,840,000	2,002,607
5.00%, due 4/1/38	5,000,000	5,001,028
5.00%, due 9/1/41	3,550,000	3,702,241
5.25%, due 9/1/47	4,000,000	4,280,678
Sunnyvale School District, Unlimited General Obligation
Series B
5.00%, due 9/1/48	2,820,000	2,912,751
Ukiah Unified School District, Election of 2020, Unlimited General Obligation
Series B, Insured: AGM
5.50%, due 8/1/53	2,500,000	2,571,700
Vista Unified School District, Election of 2018, Unlimited General Obligation
Series B, Insured: BAM
5.25%, due 8/1/48	1,385,000	1,427,577
Washington Township Health Care District, Unlimited General Obligation
Series B, Insured: AGM
4.25%, due 8/1/45	825,000	748,509
Series B, Insured: AGM
4.50%, due 8/1/53	750,000	702,290
Series B
5.25%, due 8/1/36	500,000	535,142
Series B
5.25%, due 8/1/40	880,000	918,354
Series B
5.25%, due 8/1/48	500,000	515,580
Series B
5.50%, due 8/1/53	2,000,000	2,098,526
West Contra Costa Unified School District, Unlimited General Obligation
Series A-1, Insured: AGM
3.00%, due 8/1/51	2,230,000	1,464,233
		331,599,847
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Hospital 4.0%
California Health Facilities Financing Authority, Cedars-Sinai Health System, Revenue Bonds
Series A
4.00%, due 8/15/40	$ 5,000,000	$ 4,579,254
California Health Facilities Financing Authority, Children's Hospital Los Angeles Obligated Group, Revenue Bonds
Series A
5.00%, due 8/15/47	1,500,000	1,379,355
California Health Facilities Financing Authority, El Camino Hospital, Revenue Bonds
5.00%, due 2/1/47	6,500,000	6,396,192
California Health Facilities Financing Authority, Lucile Salter Packard Children's Hospital at Stanford, Revenue Bonds
Series A
5.00%, due 11/15/56	1,000,000	954,714
California Municipal Finance Authority, Community Medical Centers, Revenue Bonds
Series A
5.00%, due 2/1/27	1,100,000	1,113,894
Series A
5.00%, due 2/1/37	1,000,000	971,788
California Municipal Finance Authority, Healthright 360, Revenue Bonds
Series A
5.00%, due 11/1/39 (b)	1,000,000	893,569
California Public Finance Authority, Hoag Memorial Hospital Presbyterian, Revenue Bonds
Series A
4.00%, due 7/15/51	6,925,000	6,028,863
Series A
5.00%, due 7/15/46	1,515,000	1,543,690
California Statewide Communities Development Authority, Enloe Medical Center Obligated Group, Revenue Bonds
Series A, Insured: AGM
5.00%, due 8/15/42	1,000,000	1,020,421
Series A, Insured: AGM
5.25%, due 8/15/52	3,000,000	3,063,399
	Principal Amount	Value

Hospital (continued)
California Statewide Communities Development Authority, Methodist Hospital of Southern California, Revenue Bonds
5.00%, due 1/1/48	$ 2,250,000	$ 2,084,843
Regents of the University of California Medical Center, Pooled, Revenue Bonds
Series P
5.00%, due 5/15/47	7,400,000	7,541,498
Washington Township Health Care District, Revenue Bonds
Series B
4.00%, due 7/1/36	1,380,000	1,158,000
Series A
5.00%, due 7/1/41	400,000	361,040
Series A
5.00%, due 7/1/42	380,000	339,514
Series A
5.00%, due 7/1/43	300,000	265,730
Series A
5.75%, due 7/1/48	300,000	298,798
		39,994,562
Housing 1.8%
California Community College Financing Authority, Orange Coast College Project, Revenue Bonds
5.00%, due 5/1/27	280,000	282,141
5.00%, due 5/1/28	250,000	252,705
5.00%, due 5/1/29	1,470,000	1,484,723
California Enterprise Development Authority, Provident Group-SDSU Properties LLC M@College Project, Revenue Bonds, First Tier
Series A
5.00%, due 8/1/55	1,000,000	916,855
California Municipal Finance Authority, Mobile Home Park Caritas Project, Revenue Bonds, Senior Lien
Series A
4.00%, due 8/15/42	1,540,000	1,304,782
California Municipal Finance Authority, P3 Claremont Holdings LLC, Claremont Colleges Project, Revenue Bonds
Series A
5.00%, due 7/1/40 (b)	1,000,000	873,512

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Housing (continued)
California Municipal Finance Authority, Windsor Mobile Country Club, Revenue Bonds
Series A
4.00%, due 11/15/37	$ 1,320,000	$ 1,177,661
California School Finance Authority, Sonoma County Junior College Project, Revenue Bonds
Series A
4.00%, due 11/1/36 (b)	2,000,000	1,724,004
California Statewide Communities Development Authority, CHF-Irvine LLC, Student Housing, Revenue Bonds
5.00%, due 5/15/40	1,000,000	951,344
California Statewide Communities Development Authority, Irvine Campus Apartments, Revenue Bonds
5.00%, due 5/15/50	3,500,000	3,171,256
California Statewide Communities Development Authority, Provident Group Pomona Properties LLC Project, Revenue Bonds
Series A
5.75%, due 1/15/45 (b)	400,000	364,409
Hastings Campus Housing Finance Authority, Green Bond, Revenue Bonds, Senior Lien (b)
Series A
5.00%, due 7/1/45	3,150,000	2,607,808
Series A
5.00%, due 7/1/61	3,850,000	2,958,649
		18,069,849
Other Revenue 21.1%
Alameda County Transportation Commission, Measure BB, Revenue Bonds, Senior Lien
Series BB
5.00%, due 3/1/45	2,500,000	2,606,714
California Community Choice Financing Authority, Clean Energy Project, Revenue Bonds
Series A-1
5.00%, due 12/1/53 (d)	5,500,000	5,466,679
	Principal Amount	Value

Other Revenue (continued)
California Community Choice Financing Authority, Clean Energy Project, Revenue Bonds (continued)
Series E-2
5.228%, due 2/1/54	$ 4,250,000	$ 4,218,862
Series C
5.25%, due 1/1/54 (d)	12,325,000	12,065,910
Series F
5.50%, due 10/1/54 (d)	3,750,000	3,864,723
California Community Choice Financing Authority, Clean Energy Project, Green Bond, Revenue Bonds
Series B-1
4.00%, due 2/1/52 (d)	4,725,000	4,378,484
California Community Housing Agency, Essential Housing, Revenue Bonds, Senior Lien
Series A-1
4.00%, due 2/1/56 (b)	6,285,000	4,628,173
California Community Housing Agency, Fountains at Emerald, Revenue Bonds, Senior Lien
Series A-1
3.00%, due 8/1/56 (b)	2,700,000	1,607,591
California Community Housing Agency, Summit at Sausalito Apartments, Revenue Bonds
Series A-1
3.00%, due 2/1/57 (b)	500,000	297,662
California County Tobacco Securitization Agency, Golden Gate Tobacco Funding Corp., Asset-Backed, Revenue Bonds
Series A
5.00%, due 6/1/47	1,275,000	1,086,640
California County Tobacco Securitization Agency, Tobacco Settlement, Revenue Bonds, Senior Lien
Series A
4.00%, due 6/1/34	300,000	288,199
Series A
4.00%, due 6/1/36	300,000	281,362
Series A
4.00%, due 6/1/37	275,000	253,351
Series A
4.00%, due 6/1/38	275,000	248,972
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
California County Tobacco Securitization Agency, Tobacco Settlement, Revenue Bonds, Senior Lien (continued)
Series A
4.00%, due 6/1/39	$ 350,000	$ 313,298
Series A
4.00%, due 6/1/49	2,500,000	2,035,514
California Health Facilities Financing Authority, Lundquist Institute For Biomedical Innovation, Revenue Bonds
5.00%, due 9/1/30	1,300,000	1,311,599
5.00%, due 9/1/31	1,365,000	1,375,003
5.00%, due 9/1/32	1,435,000	1,442,266
5.00%, due 9/1/34	1,590,000	1,600,176
California Infrastructure & Economic Development Bank, Infrastructure State Revolving Fund, Revenue Bonds
Series A
5.00%, due 10/1/47	5,000,000	5,187,565
California Infrastructure & Economic Development Bank, Los Angeles County Museum of Natural History Foundation, Revenue Bonds
3.00%, due 7/1/50	8,735,000	5,710,409
California Municipal Finance Authority, Orange County Civic Center Infrastructure Program, Revenue Bonds
Series A
5.00%, due 6/1/37	2,085,000	2,142,559
California Municipal Finance Authority, Rancho Colus LP, Revenue Bonds
Series A, Insured: HUD Sector 8
5.00%, due 8/1/26 (d)	3,360,000	3,378,721
California Municipal Finance Authority, Republic Services, Inc., Revenue Bonds (d)(e)
Series B
4.20%, due 7/1/51	5,000,000	4,988,082
Series A
4.375%, due 9/1/53	7,500,000	7,122,201
	Principal Amount	Value

Other Revenue (continued)
California Municipal Finance Authority, United Airlines, Inc. Project, Revenue Bonds
4.00%, due 7/15/29 (e)	$ 9,000,000	$ 8,425,823
California State Public Works Board, Various Capital Projects, Revenue Bonds
Series C
5.00%, due 11/1/44	3,735,000	3,814,486
California Statewide Communities Development Authority, A Community of Seniors, Redwoods Project, Revenue Bonds
Series A, Insured: California Mortgage Insurance
5.375%, due 11/15/44	535,000	535,323
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds
Series A
6.375%, due 11/1/43 (b)	500,000	500,181
California Statewide Communities Development Authority, Front Porch Communities & Services Obligated Group, Revenue Bonds
Series A
4.00%, due 4/1/42	2,000,000	1,662,959
Children's Trust Fund, Asset-Backed, Revenue Bonds
Series A
(zero coupon), due 5/15/50	1,500,000	242,263
City of Victorville, Electric, Revenue Bonds
Series A
5.00%, due 5/1/38	1,115,000	1,140,612
CMFA Special Finance Agency VIII, Elan Huntington Beach, Revenue Bonds, Senior Lien
Series A-1
3.00%, due 8/1/56 (b)	2,000,000	1,186,814
CSCDA Community Improvement Authority, 1818 Platinum Triangle-Anaheim, Revenue Bonds, Senior Lien
Series A-2
3.25%, due 4/1/57 (b)	3,500,000	2,126,799

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
CSCDA Community Improvement Authority, Acacia on Santa Rosa Creek, Revenue Bonds, Senior Lien
Series A
4.00%, due 10/1/56 (b)	$ 2,000,000	$ 1,485,428
CSCDA Community Improvement Authority, Dublin, Revenue Bonds, Senior Lien
Series A-2
3.00%, due 2/1/57 (b)	1,250,000	741,644
CSCDA Community Improvement Authority, Oceanaire Long Beach, Revenue Bonds
Series A-2
4.00%, due 9/1/56 (b)	7,000,000	4,630,011
CSCDA Community Improvement Authority, Pasadena Portfolio, Revenue Bonds, Senior Lien
Series A-1
2.65%, due 12/1/46 (b)	1,235,000	816,808
CSCDA Community Improvement Authority, Theo Pasadena, Revenue Bonds, Senior Lien
Series A-2
3.25%, due 5/1/57 (b)	4,500,000	2,713,350
Del Mar Race Track Authority, Revenue Bonds
5.00%, due 10/1/30	1,000,000	954,364
Golden State Tobacco Securitization Corp., Tobacco Settlement, Revenue Bonds
Series A-1
5.00%, due 6/1/51	7,165,000	7,164,700
Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed, Revenue Bonds
Series A
5.625%, due 6/1/47	1,025,000	914,154
Indio Finance Authority, Revenue Bonds
Series A, Insured: BAM
4.50%, due 11/1/52	2,000,000	1,847,934
Series A, Insured: BAM
5.25%, due 11/1/42	1,500,000	1,559,679
	Principal Amount	Value

Other Revenue (continued)
Livermore Valley Water Financing Authority, Alameda County Flood Control & Water Conservation District Zone No. 7, Revenue Bonds
Series A
5.00%, due 7/1/47	$ 3,945,000	$ 4,002,977
Lodi Public Financing Authority, Electric System, Revenue Bonds
Insured: AGM
5.00%, due 9/1/32	1,650,000	1,730,143
Los Angeles County Metropolitan Transportation Authority, Sales Tax, Revenue Bonds
Series A
4.00%, due 6/1/38	6,245,000	5,952,126
Los Angeles Department of Water & Power, Water System, Revenue Bonds
Series B
5.00%, due 7/1/43	1,045,000	1,046,903
Matching Fund Special Purpose Securitization Corp., Revenue Bonds
Series A
5.00%, due 10/1/30	3,140,000	3,108,127
Series A
5.00%, due 10/1/32	3,140,000	3,087,561
Series A
5.00%, due 10/1/39	10,915,000	10,351,739
Modesto Irrigation District, Electric System, Revenue Bonds
Series A
5.25%, due 10/1/48	7,905,000	8,164,984
Montclair Financing Authority, Public Facilities Project, Revenue Bonds
Insured: AGM
5.00%, due 10/1/32	1,000,000	1,008,719
Peninsula Corridor Joint Powers Board, Green Bond, Revenue Bonds
Series A
5.00%, due 6/1/47	4,750,000	4,850,145
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-1
(zero coupon), due 7/1/46	12,530,000	3,121,553
Series A-1
(zero coupon), due 7/1/51	5,390,000	974,307
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
Puerto Rico Sales Tax Financing Corp., Revenue Bonds (continued)
Series A-2
4.329%, due 7/1/40	$ 3,159,000	$ 2,736,722
Series A-1
4.50%, due 7/1/34	1,500,000	1,432,522
Series A-2B
4.55%, due 7/1/40	1,871,000	1,665,406
Series A-1
4.75%, due 7/1/53	4,366,000	3,698,529
Series A-2
4.784%, due 7/1/58	4,707,000	3,959,074
Series A-1
5.00%, due 7/1/58	2,991,078	2,618,712
Riverside County Transportation Commission, Sales Tax, Revenue Bonds
Series B
4.00%, due 6/1/36	5,000,000	4,864,274
San Bernardino County Financing Authority, Court House Facilities Project, Revenue Bonds
Series C, Insured: NATL-RE
5.50%, due 6/1/37	950,000	893,448
San Joaquin County Transportation Authority, Sales Tax Revenue, Revenue Bonds
Series K
5.00%, due 3/1/37	1,705,000	1,753,255
South Bayside Waste Management Authority, Green Bond, Revenue Bonds
Series A, Insured: AGM
5.00%, due 9/1/40	2,435,000	2,469,990
South San Francisco Public Facilities Financing Authority, Multiple Capital Projects at Orange Memorial Park, Revenue Bonds
Series A
5.00%, due 6/1/40	1,150,000	1,183,050
Southern California Public Power Authority, Southern Transmissional System Renewal Project, Revenue Bonds
Series A
5.244%, due 11/1/38	2,500,000	2,191,627
	Principal Amount	Value

Other Revenue (continued)
Stockton Public Financing Authority, Water Revenue, Green Bonds, Revenue Bonds
Series A, Insured: BAM
4.00%, due 10/1/37	$ 2,500,000	$ 2,272,480
Series A, Insured: BAM
5.00%, due 10/1/32	1,275,000	1,345,991
Series A, Insured: BAM
5.00%, due 10/1/34	1,500,000	1,579,175
Territory of Guam, Business Privilege Tax, Revenue Bonds
Series D
5.00%, due 11/15/27	2,000,000	1,993,370
Series D
5.00%, due 11/15/33	2,300,000	2,232,401
Tobacco Securitization Authority of Northern California, Sacramento County Tobacco Securitization Corp., Revenue Bonds, Senior Lien
Series A
4.00%, due 6/1/49	3,000,000	2,468,018
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series A
5.00%, due 10/1/29 (b)	1,500,000	1,379,475
Series A
5.00%, due 10/1/32	1,150,000	1,020,883
		211,521,733
Transportation 14.4%
Alameda Corridor Transportation Authority, Revenue Bonds
Series A, Insured: NATL-RE
(zero coupon), due 10/1/36	3,000,000	1,604,481
Series C, Insured: AGM
5.00%, due 10/1/52	3,500,000	3,500,233
Bay Area Toll Authority, Revenue Bonds
Series S-7
4.00%, due 4/1/35	3,500,000	3,442,972
California Municipal Finance Authority, LINXS APM Project, Revenue Bonds, Senior Lien (e)
Series A, Insured: AGM
3.25%, due 12/31/32	1,000,000	854,983
Series A, Insured: AGM
3.50%, due 12/31/35	1,310,000	1,094,358

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Transportation (continued)
California Municipal Finance Authority, LINXS APM Project, Revenue Bonds, Senior Lien (e) (continued)
Series A
5.00%, due 12/31/33	$ 3,800,000	$ 3,840,929
City of Long Beach, Airport System, Revenue Bonds
Series A, Insured: AGM
5.00%, due 6/1/33	550,000	604,001
Series A, Insured: AGM
5.00%, due 6/1/34	410,000	449,279
Series B, Insured: AGM
5.00%, due 6/1/35	310,000	337,561
Series A, Insured: AGM
5.00%, due 6/1/36	800,000	863,064
Series A, Insured: AGM
5.00%, due 6/1/37	750,000	798,814
Series A, Insured: AGM
5.00%, due 6/1/38	750,000	788,526
Series A, Insured: AGM
5.00%, due 6/1/39	500,000	523,506
Series B, Insured: AGM
5.00%, due 6/1/40	750,000	782,222
City of Long Beach, Harbor, Revenue Bonds
Series A
5.00%, due 5/15/37	3,475,000	3,654,482
Series A
5.00%, due 5/15/40 (e)	4,915,000	4,945,307
City of Los Angeles, Department of Airports, Revenue Bonds (e)
Series D
3.00%, due 5/15/39	105,000	95,888
Series D
5.00%, due 5/15/30	3,000,000	3,086,361
Series B
5.00%, due 5/15/34	4,625,000	4,689,480
Series D
5.00%, due 5/15/35	2,000,000	2,021,851
Series F
5.00%, due 5/15/38	1,000,000	992,034
City of Los Angeles, Department of Airports, Revenue Bonds, Senior Lien
Series G
4.00%, due 5/15/47 (e)	2,000,000	1,644,139
	Principal Amount	Value

Transportation (continued)
City of Los Angeles, Department of Airports, Revenue Bonds, Senior Lien (continued)
Series C
5.00%, due 5/15/29 (e)	$ 5,000,000	$ 5,147,594
Series I
5.00%, due 5/15/48	6,175,000	6,297,689
Series G
5.50%, due 5/15/38 (e)	1,000,000	1,042,276
Series G
5.50%, due 5/15/39 (e)	1,375,000	1,427,614
Series G
5.50%, due 5/15/40 (e)	4,000,000	4,146,182
Series H
5.50%, due 5/15/47 (e)	4,100,000	4,170,087
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds
Series A, Insured: AGM
(zero coupon), due 1/15/31	2,795,000	3,025,753
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Senior Lien
Series A
4.00%, due 1/15/46	5,270,000	4,423,325
Norman Y Mineta San Jose International Airport SJC, Revenue Bonds (e)
Series A
5.00%, due 3/1/30	1,855,000	1,904,776
Series A
5.00%, due 3/1/47	6,890,000	6,520,849
Oklahoma Turnpike Authority, Revenue Bonds
5.50%, due 1/1/53	10,000,000	10,507,893
Port of Oakland, Revenue Bonds
Series H
5.00%, due 5/1/29 (e)	1,900,000	1,961,487
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Series B
(zero coupon), due 7/1/32	7,000,000	4,471,250
San Diego County Regional Airport Authority, Revenue Bonds (e)
Series B
5.00%, due 7/1/33	2,000,000	2,054,042
Series B
5.00%, due 7/1/49	2,325,000	2,190,507
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Transportation (continued)
San Diego County Regional Airport Authority, Revenue Bonds, Senior Lien (e)
Series B
5.25%, due 7/1/36	$ 3,370,000	$ 3,482,891
Series B
5.25%, due 7/1/58	6,000,000	5,885,510
San Francisco City & County Airport Commission, San Francisco International Airport, Revenue Bonds
Series A
5.00%, due 5/1/49 (e)	3,460,000	3,320,685
San Francisco City & County Airport Commission, San Francisco International Airport, Revenue Bonds, Second Series
Series B
4.00%, due 5/1/52	2,000,000	1,722,537
Series A
5.00%, due 5/1/40 (e)	2,000,000	1,955,388
Series A
5.00%, due 5/1/44 (e)	2,500,000	2,394,864
Series C
5.75%, due 5/1/48 (c)(e)	10,800,000	11,231,025
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, Junior Lien
Series B
5.25%, due 1/15/44	9,750,000	9,780,737
Series B
5.25%, due 1/15/49	1,915,000	1,918,613
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, Senior Lien
Series A
4.00%, due 1/15/50	2,948,000	2,484,028
		144,082,073
Utilities 3.0%
Guam Power Authority, Revenue Bonds
Series A
5.00%, due 10/1/27	1,230,000	1,247,900
Series A
5.00%, due 10/1/33	1,000,000	1,005,611
	Principal Amount	Value

Utilities (continued)
Guam Power Authority, Revenue Bonds (continued)
Series A
5.00%, due 10/1/40	$ 1,000,000	$ 943,374
Modesto Irrigation District, Electric System, Revenue Bonds
Series A
5.00%, due 10/1/40	1,690,000	1,705,925
Puerto Rico Electric Power Authority, Revenue Bonds
Series UU, Insured: AGC
4.25%, due 7/1/27	460,000	446,475
Series UU, Insured: AGM
5.00%, due 7/1/24	225,000	224,717
Series XX
5.25%, due 7/1/40 (f)(g)	1,000,000	252,500
Sacramento Municipal Utility District, Revenue Bonds
Series H
5.00%, due 8/15/38	4,340,000	4,569,127
San Francisco City & County Public Utilities Commission, Power, Revenue Bonds
Series A
4.00%, due 11/1/45	1,920,000	1,700,847
Southern California Public Power Authority, Southern Transmissional System Renewal Project, Revenue Bonds
Series A-1
5.25%, due 7/1/53	17,500,000	18,348,470
		30,444,946
Water & Sewer 8.7%
California Infrastructure & Economic Development Bank, Clean Water and Drinking Water, Revenue Bonds
4.00%, due 10/1/40	3,500,000	3,245,301
4.00%, due 10/1/42	1,250,000	1,145,187
4.00%, due 10/1/45	5,250,000	4,736,297
City of Oxnard, Wastewater, Revenue Bonds
Insured: BAM
4.00%, due 6/1/32	1,920,000	1,910,767
Insured: BAM
4.00%, due 6/1/34	2,080,000	2,037,961

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Water & Sewer (continued)
City of Oxnard, Wastewater, Revenue Bonds (continued)
Insured: BAM
5.00%, due 6/1/30	$ 1,340,000	$ 1,411,594
City of San Francisco, Public Utilities Commission Water, Revenue Bonds
Series B
5.25%, due 11/1/48	3,945,000	4,168,093
Series B
5.25%, due 11/1/52	2,500,000	2,629,186
City of Vernon, Water System, Revenue Bonds
Series A, Insured: AGM
3.375%, due 8/1/40	650,000	507,925
Series A, Insured: AGM
5.00%, due 8/1/35	1,000,000	1,041,214
East Bay Municipal Utility District, Water System, Revenue Bonds
Series A
5.00%, due 6/1/49	3,500,000	3,576,486
East Bay Municipal Utility District Water System, Green Bonds, Revenue Bonds
Series A
5.00%, due 6/1/37	3,000,000	3,245,820
Series A
5.00%, due 6/1/38	1,800,000	1,928,800
Eastern Municipal Water District, Water & Wastewater, Revenue Bonds
Series A
5.00%, due 7/1/45	2,850,000	2,885,426
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
5.00%, due 1/1/46	6,290,000	5,767,908
Series A
5.00%, due 1/1/50	2,500,000	2,246,357
Los Angeles Department of Water & Power, Water System, Revenue Bonds
Series C
5.00%, due 7/1/40	2,000,000	2,091,687
Series C
5.00%, due 7/1/41	1,035,000	1,088,638
Series B
5.00%, due 7/1/46	1,575,000	1,616,718
	Principal Amount	Value

Water & Sewer (continued)
Los Angeles Department of Water & Power, Water System, Revenue Bonds (continued)
Series A
5.00%, due 7/1/47	$ 1,250,000	$ 1,280,049
Series A
5.00%, due 7/1/49	1,000,000	1,030,121
Metropolitan Water District of Southern California, Waterworks, Revenue Bonds
Series A
5.00%, due 10/1/46	3,500,000	3,629,586
Oxnard Financing Authority, Waste Water, Revenue Bonds
Insured: AGM
5.00%, due 6/1/34	1,000,000	1,004,970
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds
Series B
5.00%, due 7/1/33 (b)	1,330,000	1,302,982
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien (b)
Series 2020A
5.00%, due 7/1/35	8,000,000	7,671,660
Series A
5.00%, due 7/1/37	4,800,000	4,526,712
Series A
5.00%, due 7/1/47	16,295,000	14,493,050
San Diego County Water Authority, Revenue Bonds
Series A
5.00%, due 5/1/52	2,065,000	2,119,087
Santa Margarita-Dana Point Authority, Water District Improvement, Revenue Bonds
4.00%, due 8/1/36	2,025,000	1,965,966
Watereuse Finance Authority, Vallejo Sanitation And Flood Control District Refunding Program, Revenue Bonds
Series A
5.50%, due 5/1/36	500,000	503,103
		86,808,651
Total Municipal Bonds (Cost $1,019,185,959)		963,999,457

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments October 31, 2023†^ (continued)
	Shares	Value
Short-Term Investment 4.0%
Unaffiliated Investment Company 4.0%
BlackRock Liquidity Funds MuniCash, 3.821% (h)	40,172,209	$ 40,172,209
Total Short-Term Investment (Cost $40,172,209)		40,172,209
Total Investments (Cost $1,059,358,168)	100.2%	1,004,171,666
Other Assets, Less Liabilities	(0.2)	(2,245,491)
Net Assets	100.0%	$ 1,001,926,175

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Step coupon—Rate shown was the rate in effect as of October 31, 2023.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Delayed delivery security.
(d)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2023.
(e)	Interest on these securities was subject to alternative minimum tax.
(f)	Issue in default.
(g)	Issue in non-accrual status.
(h)	Current yield as of October 31, 2023.
Futures Contracts
As of October 31, 2023, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 10 Year Notes	(305)	December 2023	$ (32,741,330)	$ (32,382,422)	$ 358,908

1.	As of October 31, 2023, cash in the amount of $610,000 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2023.
Abbreviation(s):
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
BAM—Build America Mutual Assurance Co.
CHF—Collegiate Housing Foundation
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay California Tax Free Opportunities Fund

CR—Custodial Receipts
HUD—Housing and Urban Development
NATL-RE—National Public Finance Guarantee Corp.
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 963,999,457	$ —	$ 963,999,457
Short-Term Investment
Unaffiliated Investment Company	40,172,209	—	—	40,172,209
Total Investments in Securities	40,172,209	963,999,457	—	1,004,171,666
Other Financial Instruments
Futures Contracts (b)	358,908	—	—	358,908
Total Investments in Securities and Other Financial Instruments	$ 40,531,117	$ 963,999,457	$ —	$ 1,004,530,574

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in securities, at value (identified cost $1,059,358,168)	$1,004,171,666
Cash collateral on deposit at broker for futures contracts	610,000
Due from custodian	4,633,172
Receivables:
Interest	12,261,284
Investment securities sold	10,765,172
Fund shares sold	8,026,050
Variation margin on futures contracts	14,299
Other assets	15,481
Total assets	1,040,497,124
Liabilities
Payables:
Investment securities purchased	31,945,391
Fund shares redeemed	5,320,918
Manager (See Note 3)	369,400
NYLIFE Distributors (See Note 3)	97,809
Transfer agent (See Note 3)	61,085
Custodian	28,272
Professional fees	22,125
Shareholder communication	2,292
Trustees	61
Accrued expenses	267
Distributions payable	723,329
Total liabilities	38,570,949
Net assets	$1,001,926,175
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 111,372
Additional paid-in-capital	1,187,529,610
1,187,640,982
Total distributable earnings (loss)	(185,714,807)
Net assets	$1,001,926,175
Class A
Net assets applicable to outstanding shares	$389,291,040
Shares of beneficial interest outstanding	43,274,815
Net asset value per share outstanding	$ 9.00
Maximum sales charge (3.00% of offering price)	0.28
Maximum offering price per share outstanding	$ 9.28
Investor Class
Net assets applicable to outstanding shares	$ 432,769
Shares of beneficial interest outstanding	48,101
Net asset value per share outstanding	$ 9.00
Maximum sales charge (2.50% of offering price)	0.23
Maximum offering price per share outstanding	$ 9.23
Class C
Net assets applicable to outstanding shares	$ 30,931,925
Shares of beneficial interest outstanding	3,437,867
Net asset value and offering price per share outstanding	$ 9.00
Class C2
Net assets applicable to outstanding shares	$ 2,167,677
Shares of beneficial interest outstanding	240,893
Net asset value and offering price per share outstanding	$ 9.00
Class I
Net assets applicable to outstanding shares	$572,918,188
Shares of beneficial interest outstanding	63,683,312
Net asset value and offering price per share outstanding	$ 9.00
Class R6
Net assets applicable to outstanding shares	$ 6,184,576
Shares of beneficial interest outstanding	686,824
Net asset value and offering price per share outstanding	$ 9.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay California Tax Free Opportunities Fund

Statement of Operations for the year ended October 31, 2023
Investment Income (Loss)
Income
Interest	$ 40,760,084
Expenses
Manager (See Note 3)	4,682,691
Distribution/Service—Class A (See Note 3)	1,016,444
Distribution/Service—Investor Class (See Note 3)	1,217
Distribution/Service—Class C (See Note 3)	172,072
Distribution/Service—Class C2 (See Note 3)	11,120
Transfer agent (See Note 3)	386,269
Professional fees	137,186
Custodian	84,447
Shareholder communication	27,696
Trustees	27,363
Registration	19,042
Miscellaneous	32,291
Total expenses before waiver/reimbursement	6,597,838
Expense waiver/reimbursement from Manager (See Note 3)	(175,377)
Reimbursement from prior custodian(a)	(2,014)
Net expenses	6,420,447
Net investment income (loss)	34,339,637
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(39,905,686)
Futures transactions	2,091,869
Net realized gain (loss)	(37,813,817)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	39,010,840
Futures contracts	(3,696,428)
Net change in unrealized appreciation (depreciation)	35,314,412
Net realized and unrealized gain (loss)	(2,499,405)
Net increase (decrease) in net assets resulting from operations	$ 31,840,232

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Statements of Changes in Net Assets
for the years ended October 31, 2023 and October 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 34,339,637	$ 26,875,576
Net realized gain (loss)	(37,813,817)	(57,240,026)
Net change in unrealized appreciation (depreciation)	35,314,412	(155,274,497)
Net increase (decrease) in net assets resulting from operations	31,840,232	(185,638,947)
Distributions to shareholders:
Class A	(14,220,240)	(10,778,314)
Investor Class	(16,900)	(14,429)
Class C	(1,108,306)	(1,136,043)
Class C2	(52,634)	(8,264)
Class I	(22,219,696)	(20,503,436)
Class R6	(211,293)	(163,799)
Total distributions to shareholders	(37,829,069)	(32,604,285)
Capital share transactions:
Net proceeds from sales of shares	602,509,072	616,148,347
Net asset value of shares issued to shareholders in reinvestment of distributions	28,989,054	23,868,297
Cost of shares redeemed	(615,175,105)	(711,867,843)
Increase (decrease) in net assets derived from capital share transactions	16,323,021	(71,851,199)
Net increase (decrease) in net assets	10,334,184	(290,094,431)
Net Assets
Beginning of year	991,591,991	1,281,686,422
End of year	$1,001,926,175	$ 991,591,991
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay California Tax Free Opportunities Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 9.02	$ 10.94	$ 10.75	$ 10.76	$ 10.12
Net investment income (loss)	0.30(a)	0.23(a)	0.20(a)	0.23	0.28
Net realized and unrealized gain (loss)	0.01	(1.87)	0.23	0.03	0.64
Total from investment operations	0.31	(1.64)	0.43	0.26	0.92
Less distributions:
From net investment income	(0.33)	(0.28)	(0.24)	(0.27)	(0.28)
Net asset value at end of year	$ 9.00	$ 9.02	$ 10.94	$ 10.75	$ 10.76
Total investment return (b)	3.34%	(15.22)%	4.05%	2.46%	9.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.16%	2.23%	1.80%	1.97%	2.65%
Net expenses (c)	0.75%	0.75%	0.74%	0.75%	0.75%
Expenses (before waiver/reimbursement) (c)	0.77%	0.76%	0.76%	0.80%	0.81%
Portfolio turnover rate	66%	70%(d)	17%(d)	29%(d)	47%(d)
Net assets at end of year (in 000’s)	$ 389,291	$ 395,405	$ 444,628	$ 373,966	$ 292,589

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,
Investor Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 9.02	$ 10.94	$ 10.76	$ 10.76	$ 10.12
Net investment income (loss)	0.30(a)	0.22(a)	0.18(a)	0.23	0.28
Net realized and unrealized gain (loss)	0.01	(1.86)	0.24	0.04	0.64
Total from investment operations	0.31	(1.64)	0.42	0.27	0.92
Less distributions:
From net investment income	(0.33)	(0.28)	(0.24)	(0.27)	(0.28)
Net asset value at end of year	$ 9.00	$ 9.02	$ 10.94	$ 10.76	$ 10.76
Total investment return (b)	3.31%	(15.24)%	3.93%	2.53%	9.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.14%	2.22%	1.61%	1.95%	2.65%
Net expenses (c)	0.78%	0.77%	0.76%	0.77%	0.77%
Expenses (before waiver/reimbursement) (c)	0.80%	0.78%	0.78%	0.82%	0.83%
Portfolio turnover rate	66%	70%(d)	17%(d)	29%(d)	47%(d)
Net assets at end of year (in 000's)	$ 433	$ 493	$ 554	$ 672	$ 506

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class C	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 9.02	$ 10.94	$ 10.76	$ 10.77	$ 10.12
Net investment income (loss)	0.27(a)	0.20(a)	0.17(a)	0.19	0.25
Net realized and unrealized gain (loss)	0.02	(1.87)	0.22	0.04	0.65
Total from investment operations	0.29	(1.67)	0.39	0.23	0.90
Less distributions:
From net investment income	(0.31)	(0.25)	(0.21)	(0.24)	(0.25)
Net asset value at end of year	$ 9.00	$ 9.02	$ 10.94	$ 10.76	$ 10.77
Total investment return (b)	3.05%	(15.45)%	3.67%	2.18%	9.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.89%	1.93%	1.54%	1.70%	2.38%
Net expenses (c)	1.03%	1.02%	1.01%	1.02%	1.02%
Expenses (before waiver/reimbursement) (c)	1.05%	1.03%	1.03%	1.07%	1.08%
Portfolio turnover rate	66%	70%(d)	17%(d)	29%(d)	47%(d)
Net assets at end of year (in 000’s)	$ 30,932	$ 34,742	$ 58,263	$ 61,662	$ 52,964

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,			August 31, 2020^ through October 31,
Class C2	2023	2022	2021	2020
Net asset value at beginning of period	$ 9.02	$ 10.94	$ 10.75	$ 10.83
Net investment income (loss)	0.26(a)	0.19(a)	0.28(a)	0.03
Net realized and unrealized gain (loss)	0.01	(1.88)	0.11	(0.07)
Total from investment operations	0.27	(1.69)	0.39	(0.04)
Less distributions:
From net investment income	(0.29)	(0.23)	(0.20)	(0.04)
Net asset value at end of period	$ 9.00	$ 9.02	$ 10.94	$ 10.75
Total investment return (b)	2.89%	(15.58)%	3.59%	(0.40)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.74%	1.86%	2.56%	1.49%††
Net expenses (c)	1.18%	1.17%	1.16%	1.16%††
Expenses (before waiver/reimbursement) (c)	1.20%	1.18%	1.18%	1.22%††
Portfolio turnover rate	66%	70%(d)	17%(d)	29%(d)
Net assets at end of period (in 000’s)	$ 2,168	$ 361	$ 275	$ 25

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay California Tax Free Opportunities Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 9.02	$ 10.94	$ 10.76	$ 10.76	$ 10.12
Net investment income (loss)	0.32(a)	0.25(a)	0.23(a)	0.28	0.31
Net realized and unrealized gain (loss)	0.02	(1.87)	0.22	0.02	0.64
Total from investment operations	0.34	(1.62)	0.45	0.30	0.95
Less distributions:
From net investment income	(0.36)	(0.30)	(0.27)	(0.30)	(0.31)
Net asset value at end of year	$ 9.00	$ 9.02	$ 10.94	$ 10.76	$ 10.76
Total investment return (b)	3.60%	(15.01)%	4.21%	2.81%	9.48%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.41%	2.46%	2.05%	2.20%	2.91%
Net expenses (c)	0.50%	0.50%	0.49%	0.50%	0.50%
Expenses (before waiver/reimbursement) (c)	0.52%	0.51%	0.51%	0.55%	0.56%
Portfolio turnover rate	66%	70%(d)	17%(d)	29%(d)	47%(d)
Net assets at end of year (in 000’s)	$ 572,918	$ 555,049	$ 776,207	$ 655,579	$ 429,106

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,			November 1, 2019^ through October 31,
Class R6	2023	2022	2021	2020
Net asset value at beginning of period	$ 9.03	$ 10.94	$ 10.76	$ 10.77
Net investment income (loss)	0.33(a)	0.26(a)	0.21(a)	0.25
Net realized and unrealized gain (loss)	—‡	(1.87)	0.24	0.04
Total from investment operations	0.33	(1.61)	0.45	0.29
Less distributions:
From net investment income	(0.36)	(0.30)	(0.27)	(0.30)
Net asset value at end of period	$ 9.00	$ 9.03	$ 10.94	$ 10.76
Total investment return (b)	3.49%	(14.90)%	4.23%	2.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.43%	2.57%	1.86%	2.25%
Net expenses (c)	0.48%	0.49%	0.47%	0.48%
Expenses (before waiver/reimbursement) (c)	0.48%	0.49%	0.49%	0.53%
Portfolio turnover rate	66%	70%(d)	17%(d)	29%(d)
Net assets at end of period (in 000’s)	$ 6,185	$ 5,542	$ 1,759	$ 3,211

^	Inception date.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay California Tax Free Opportunities Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	February 28, 2013
Investor Class	February 28, 2013
Class C	February 28, 2013
Class C2	August 31, 2020
Class I	February 28, 2013
Class R6	November 1, 2019
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C and Class C2 shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C and Class C2 shares. Class I and Class R6 shares are offered at NAV without a sales charge. In addition, depending upon eligibility, Class C and Class C2 shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares based on a shareholder’s account balance as described in the Fund’s prospectus. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C and Class C2 shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income exempt from federal and California income taxes.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that

34	MainStay MacKay California Tax Free Opportunities Fund

quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value.
Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy. No securities held by the Fund as of October 31, 2023, were fair valued in such a manner.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing
35

Notes to Financial Statements (continued)
the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

36	MainStay MacKay California Tax Free Opportunities Fund

(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of October 31, 2023, are shown in the Portfolio of Investments.
(H) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of October 31, 2023, are shown in the Portfolio of Investments.
(I) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico (the "Commonwealth") began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the current economic environment and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. Following the outbreak of COVID-19, the federal government passed certain relief packages, including the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which included an aggregate of more than $7 billion in disaster relief funds for the U.S. territories, including Puerto Rico. However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the long-term economic challenges that arose from COVID-19.
As of October 31, 2023 PREPA has remained in Title III Bankruptcy for over 6 years. A significant number of net revenue bond creditors, the Oversight Board, and the Commonwealth have been unable to reach a consensual resolution on PREPA’s debt restructuring following the termination of the previous 2019 PREPA Restructuring Support Agreement by the Commonwealth of Puerto Rico in March of 2022. On
37

Notes to Financial Statements (continued)
December 16, 2022, the Oversight Board filed a proposed plan of adjustment to restructure more than $10 billion of debt and other claims against PREPA. The plan of adjustment, amended in March, proposed to cut PREPA’s unsustainable debt to approximately $5.68 billion.
Bankruptcy litigation has ensued between the Oversight Board and a group of net revenue bond creditors over the security provisions of PREPA’s $8.3 billion of net revenue bonds resulting in a ruling in March that PREPA’s net revenue bonds are unsecured.
In June of 2023, a claims estimation hearing resulted in a ruling that PREPA’s now asserted unsecured net revenue bond claim was valued at approximately 2.383 billion, which is only 28.3% of the full pre-petition claim asserted by net revenue bond holders.  Due to the lower claims estimation ruling, at the end of August 2023 the Oversight Board filed a new proposed plan of adjustment to reflect the March lien ruling and June estimation hearing with lower recovery amounts afforded to net revenue bond holders.  In conjunction with the new proposed plan of adjustment, a subset of the original litigating PREPA creditors entered into Planned Support Agreements (”PSAs”) supporting the new proposed plan of adjustment.
However, following the new proposed plan of adjustment, a significant amount of creditors not previously involved in the PREPA bankruptcy have objected to the revised plan of adjustment, including the MainStay MacKay Municipal Bond Funds.
Objecting creditors are appealing several rulings, including the March net revenue bond lien ruling, the June net revenue bond claims estimation ruling, and the November disclosure statement approval ruling that provides for a plan with disparate recoveries for the same creditors.  Objecting creditors believe the PREPA bankruptcy plan of adjustment is un-confirmable and these rulings will be overturned on appeal, but there is no certainty that objecting creditors will be successful in appealing these rulings, or if overturned, these creditors will receive the relief sought.  The proposed PREPA August plan of adjustment provides 3.5% of cash recovery for objecting creditors to the plan as opposed to 12.5% of cash recovery for consenting creditors who have not previously settled. Bankruptcy plan confirmation hearings are currently scheduled to begin in March of 2024.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of October 31, 2023, the Fund's total Puerto Rico investments is 3.5% of total investments, with 9.1% of that amount insured.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(K) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of October 31, 2023:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$358,908	$358,908
Total Fair Value	$358,908	$358,908

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2023:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Transactions	$2,091,869	$2,091,869
Total Net Realized Gain (Loss)	$2,091,869	$2,091,869

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(3,696,428)	$(3,696,428)
Total Net Change in Unrealized Appreciation (Depreciation)	$(3,696,428)	$(3,696,428)

Average Notional Amount	Total
Futures Contracts Short	$(67,320,781)

38	MainStay MacKay California Tax Free Opportunities Fund

Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $ 1 billion; 0.43% from $1 billion up to $3 billion and 0.42% in excess of $3 billion. During the year ended October 31, 2023, the effective management fee rate was 0.45% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Investor Class, Class C, Class C2 and Class I shares. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2023, New York Life Investments earned fees from the Fund in the amount of $4,682,691 and waived fees and/or reimbursed expenses in the amount of $175,377 and paid the Subadvisor fees in the amount of $2,253,657.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Pursuant to the Class C2 Plan, Class C2 shares pay the Distributor a monthly distribution fee at an annual rate of 0.40% of the average daily net assets of the Class C2 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C2 shares, for a total 12b-1 fee of 0.65%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2023, were $4,360 and $71, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the year ended October 31, 2023, of $32,552 and $819, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service
39

Notes to Financial Statements (continued)
Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$147,097	$—
Investor Class	309	—
Class C	21,831	—
Class C2	1,111	—
Class I	215,697	—
Class R6	224	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class C2	$22,339	1.0%
Class R6	23,488	0.4
Note 4-Federal Income Tax
As of October 31, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,065,693,412	$1,014,623	$(62,536,369)	$(61,521,746)
As of October 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$741,294	$(124,211,026)	$(723,329)	$(61,521,746)	$(185,714,807)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to cumulative bond amortization.
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $124,211,026, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$57,535	$66,676
During the years ended October 31, 2023 and October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$ 977,265	$ 805,072
Exempt Interest Dividends	36,851,804	31,799,213
Total	$37,829,069	$32,604,285
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

40	MainStay MacKay California Tax Free Opportunities Fund

Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2023, purchases and sales of securities, other than short-term securities, were $696,554 and $665,069, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2023 and October 31, 2022, were as follows:
Class A	Shares	Amount
Year ended October 31, 2023:
Shares sold	17,324,094	$ 162,169,098
Shares issued to shareholders in reinvestment of distributions	1,334,292	12,668,620
Shares redeemed	(19,318,887)	(181,429,974)
Shares converted into Class A (See Note 1)	99,379	969,646
Shares converted from Class A (See Note 1)	(4,004)	(39,036)
Net increase (decrease)	(565,126)	$ (5,661,646)
Year ended October 31, 2022:
Shares sold	19,936,744	$ 191,379,570
Shares issued to shareholders in reinvestment of distributions	907,820	9,005,771
Shares redeemed	(17,665,075)	(174,189,542)
Net increase (decrease) in shares outstanding before conversion	3,179,489	26,195,799
Shares converted into Class A (See Note 1)	1,974	19,505
Net increase (decrease)	3,181,463	$ 26,215,304

Investor Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	4,150	$ 39,305
Shares issued to shareholders in reinvestment of distributions	1,760	16,720
Shares redeemed	(9,497)	(90,292)
Shares converted into Investor Class (See Note 1)	1,035	9,872
Shares converted from Investor Class (See Note 1)	(4,037)	(38,998)
Net increase (decrease)	(6,589)	$ (63,393)
Year ended October 31, 2022:
Shares sold	6,891	$ 69,084
Shares issued to shareholders in reinvestment of distributions	1,450	14,374
Shares redeemed	(6,634)	(65,508)
Net increase (decrease) in shares outstanding before conversion	1,707	17,950
Shares converted into Investor Class (See Note 1)	2,286	21,835
Net increase (decrease)	3,993	$ 39,785

41

Notes to Financial Statements (continued)
Class C	Shares	Amount
Year ended October 31, 2023:
Shares sold	532,534	$ 5,079,110
Shares issued to shareholders in reinvestment of distributions	95,332	905,763
Shares redeemed	(1,028,354)	(9,799,048)
Shares converted from Class C (See Note 1)	(12,887)	(123,665)
Net increase (decrease)	(413,375)	$ (3,937,840)
Year ended October 31, 2022:
Shares sold	446,504	$ 4,423,363
Shares issued to shareholders in reinvestment of distributions	90,527	901,967
Shares redeemed	(2,008,512)	(20,002,452)
Net increase (decrease) in shares outstanding before conversion	(1,471,481)	(14,677,122)
Shares converted from Class C (See Note 1)	(4,259)	(41,340)
Net increase (decrease)	(1,475,740)	$ (14,718,462)

Class C2	Shares	Amount
Year ended October 31, 2023:
Shares sold	228,370	$ 2,184,892
Shares issued to shareholders in reinvestment of distributions	5,559	52,634
Shares redeemed	(33,076)	(316,300)
Net increase (decrease)	200,853	$ 1,921,226
Year ended October 31, 2022:
Shares sold	14,587	$ 154,974
Shares issued to shareholders in reinvestment of distributions	840	8,264
Shares redeemed	(507)	(4,957)
Net increase (decrease)	14,920	$ 158,281

Class I	Shares	Amount
Year ended October 31, 2023:
Shares sold	44,846,864	$ 426,734,056
Shares issued to shareholders in reinvestment of distributions	1,596,133	15,152,514
Shares redeemed	(44,211,347)	(417,848,215)
Shares converted into Class I (See Note 1)	4,004	39,036
Shares converted from Class I (See Note 1)	(83,490)	(816,855)
Net increase (decrease)	2,152,164	$ 23,260,536
Year ended October 31, 2022:
Shares sold	41,708,471	$ 413,825,062
Shares issued to shareholders in reinvestment of distributions	1,386,084	13,782,214
Shares redeemed	(52,515,982)	(515,773,797)
Net increase (decrease) in shares outstanding before conversion	(9,421,427)	(88,166,521)
Shares converted from Class I (See Note 1)	(20,024)	(206,845)
Net increase (decrease)	(9,441,451)	$ (88,373,366)

Class R6	Shares	Amount
Year ended October 31, 2023:
Shares sold	655,411	$ 6,302,611
Shares issued to shareholders in reinvestment of distributions	20,325	192,803
Shares redeemed	(602,761)	(5,691,276)
Net increase (decrease)	72,975	$ 804,138
Year ended October 31, 2022:
Shares sold	606,143	$ 6,296,294
Shares issued to shareholders in reinvestment of distributions	15,818	155,707
Shares redeemed	(188,889)	(1,831,587)
Net increase (decrease) in shares outstanding before conversion	433,072	4,620,414
Shares converted into Class R6 (See Note 1)	20,024	206,845
Net increase (decrease)	453,096	$ 4,827,259
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

42	MainStay MacKay California Tax Free Opportunities Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay California Tax Free Opportunities Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 22, 2023
43

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For Federal individual income tax purposes, the Fund designated 97.4% of the ordinary income dividends paid during its fiscal year ended October 31, 2023 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.
In February 2024, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2023. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2023.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
44	MainStay MacKay California Tax Free Opportunities Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
45

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
46	MainStay MacKay California Tax Free Opportunities Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
47

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
48	MainStay MacKay California Tax Free Opportunities Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5013750 MS139-23	MSCTF11-12/23
(NYLIM) NL237

MainStay MacKay High Yield Municipal Bond Fund

Message from the President and Annual Report
October 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Volatile economic and geopolitical forces drove market behavior during the 12-month reporting period ended October 31, 2023. While equity markets generally gained ground, bond prices trended broadly lower.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation and interest rate trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 7.1% in November 2022, and to 3.2% in October 2023. At the same time, the Fed increased the benchmark federal funds rate from 3.75%–4.00% at the beginning of the reporting period to 5.25%–5.50% as of October 31, 2023. As the pace of rate increases slowed during the period, investors hoped for an early shift to a looser monetary policy. However, comments from Fed members late in the period reinforced the central bank’s hawkish stance in response to surprisingly robust U.S. economic growth and rising wage pressures, thus increasing the likelihood that interest rates would stay higher for longer. International developed markets exhibited similar dynamics of elevated inflation and rising interest rates.
Despite the backdrop of high interest rates—along with political dysfunction in Washington D.C. and intensifying global geopolitical instability—equity markets managed to advance, supported by healthy consumer spending trends and persistent domestic economic growth. The S&P 500® Index, a widely regarded benchmark of large-cap U.S. market performance, gained ground, bolstered by the strong performance of energy stocks amid surging petroleum prices and mega-cap, growth-oriented, technology-related shares, which rose as investors flocked to companies creating the infrastructure for developments in artificial intelligence. Smaller-cap stocks and value-oriented shares produced milder returns. Among industry sectors, energy and information technology posted the strongest gains. Real estate declined most sharply under pressure from rising mortgage rates and weak levels of office occupancy. Developed international markets outperformed U.S. markets, with Europe benefiting during the first half of the period from unexpected economic resilience in the face of rising energy prices and the ongoing war in Ukraine. Emerging markets posted positive results but lagged developed markets, largely due to slow economic growth in China despite the relaxation of pandemic-era lockdowns.
Bond prices were driven lower by rising yields and increasing expectations of high interest rates for an extended period of time. The U.S. yield curve steepened, with the 30-year Treasury yield exceeding 5% for the first time in more than a decade. The yield curve remained inverted, with the 10-year Treasury yield ending the period at 4.88%, compared with 5.07% for the 2-year Treasury yield. Corporate bonds outperformed long-term Treasury bonds, but still trended lower under pressure from rising yields and an uptick in default rates. Among corporates, lower-credit-quality instruments performed slightly better than their higher-credit-quality counterparts, while floating rate securities performed better still.
In the face of today’s uncertain market environment, New York Life Investments remains dedicated to providing the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges.  For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2023
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 3.00% Initial Sales Charge	With sales charges	3/31/2010	0.69%	-0.46%	3.14%	0.87%
		Excluding sales charges		3.81	0.46	3.62	0.87
Investor Class Shares[3,4]	Maximum 2.50% Initial Sales Charge	With sales charges	3/31/2010	1.29	-0.47	3.13	0.88
		Excluding sales charges		3.89	0.45	3.60	0.88
Class C Shares	Maximum 1.00% CDSC	With sales charges	3/31/2010	2.12	-0.28	2.84	1.63
	if Redeemed Within One Year of Purchase	Excluding sales charges		3.12	-0.28	2.84	1.63
Class I Shares	No Sales Charge		3/31/2010	4.16	0.72	3.89	0.61
Class R6 Shares	No Sales Charge		11/1/2019	4.13	N/A	-1.33	0.56

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to August 10, 2022, the maximum initial sales charge was 4.50%, which is reflected in the applicable average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge was 4.50%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to August 10, 2022, the maximum initial sales charge was 4.00%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Bloomberg Municipal Bond Index[1]	2.64%	1.00%	2.12%
Bloomberg High Yield Municipal Bond Index[2]	3.96	1.67	3.79
High Yield Municipal Bond Composite Index[3]	3.44	1.43	3.14
Morningstar High Yield Muni Category Average[4]	1.60	0.24	2.64

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Bloomberg Municipal Bond Index is the Fund's primary broad-based securities market index for comparison purposes. The Bloomberg Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded.
2.	The Fund has selected the Bloomberg High Yield Municipal Bond Index as an additional benchmark. The Bloomberg Municipal High Yield Bond Index is a flagship measure of the non-investment grade and non-rated U.S. dollar-denominated tax-exempt bond market.
3.	The High Yield Municipal Bond Composite Index is the Fund’s secondary benchmark. The High Yield Municipal Bond Composite Index consists of the Bloomberg High Yield Municipal Bond Index and the Bloomberg Municipal Bond Index weighted 60%/40%, respectively.
4.	The Morningstar High Yield Muni Category Average is representative of funds that invest a substantial portion of assets in high-income municipal securities that are not rated or that are rated at the level of or below BBB by a major ratings agency such as Standard & Poor’s or Moody’s. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay High Yield Municipal Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay High Yield Municipal Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$937.30	$4.20	$1,020.87	$4.38	0.86%
Investor Class Shares	$1,000.00	$938.00	$4.35	$1,020.72	$4.53	0.89%
Class C Shares	$1,000.00	$934.40	$8.00	$1,016.94	$8.34	1.64%
Class I Shares	$1,000.00	$939.40	$2.98	$1,022.13	$3.11	0.61%
Class R6 Shares	$1,000.00	$939.60	$2.74	$1,022.38	$2.85	0.56%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2023 (Unaudited)
Illinois	10.8%
Puerto Rico	9.5
New York	9.1
California	7.2
Texas	5.1
New Jersey	4.7
Ohio	4.6
Pennsylvania	4.0
Florida	3.2
Colorado	3.1
Michigan	2.8
U.S. Virgin Islands	2.8
Georgia	2.6
Wisconsin	2.5
District of Columbia	2.4
Alabama	2.2
Virginia	2.0
Utah	1.6
Arizona	1.5
Washington	1.4
Arkansas	1.3
Massachusetts	1.1
Maryland	1.1
Iowa	1.1
Minnesota	1.1
Kentucky	0.9
Indiana	0.8
Missouri	0.7
South Carolina	0.7
Tennessee	0.6%
Hawaii	0.6
North Carolina	0.6
North Dakota	0.5
Delaware	0.5
Connecticut	0.4
West Virginia	0.4
Guam	0.4
Multi–State	0.3
Nevada	0.3
Montana	0.3
Rhode Island	0.3
Kansas	0.3
Alaska	0.2
New Hampshire	0.2
Wyoming	0.2
Oregon	0.1
Idaho	0.1
Louisiana	0.1
Oklahoma	0.1
Vermont	0.1
Maine	0.0‡
Mississippi	0.0‡
Nebraska	0.0‡
Short–Term Investment	0.2
Other Assets, Less Liabilities	1.3
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2023 (excluding short-term investments) (Unaudited)
1.	Metropolitan Pier & Exposition Authority, (zero coupon)-5.00%, due 6/15/30–12/15/56
2.	Chicago Board of Education, (zero coupon)-7.00%, due 12/1/27–4/1/48
3.	Puerto Rico Commonwealth Aqueduct & Sewer Authority, 3.50%-5.00%, due 7/1/26–7/1/47
4.	Public Finance Authority, (zero coupon)-9.00%, due 10/1/24–5/1/71
5.	New York Transportation Development Corp., 4.00%-5.375%, due 8/1/31–4/30/53
6.	Matching Fund Special Purpose Securitization Corp., 5.00%, due 10/1/30–10/1/39
7.	Commonwealth of Puerto Rico, (zero coupon)-4.00%, due 7/1/33–11/1/43
8.	Puerto Rico Sales Tax Financing Corp., (zero coupon)-5.00%, due 7/1/31–7/1/58
9.	Buckeye Tobacco Settlement Financing Authority, 4.00%-5.00%, due 6/1/48–6/1/55
10.	Metropolitan Transportation Authority, 4.00%-5.00%, due 11/15/27–11/15/52

8	MainStay MacKay High Yield Municipal Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay High Yield Municipal Bond Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2023?
For the 12 months ended October 31, 2023, Class I shares of MainStay MacKay High Yield Municipal Bond Fund returned 4.16%, outperforming the 2.64% return of the Fund’s primary benchmark, the Bloomberg Municipal Bond Index. During the same period, Class I shares outperformed the 3.96% return of the Fund’s secondary benchmark, the Bloomberg High Yield Municipal Bond Index, and the 3.44% return of the High Yield Municipal Bond Composite Index, an additional benchmark of the Fund. For the 12 months ended October 31, 2023, Class I shares also outperformed the 1.60% return of the Morningstar High Yield Muni Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, MainStay MacKay High Yield Municipal Bond Fund outperformed the Bloomberg Municipal Bond Index, due to several factors. Overweight exposure to bonds maturing beyond 20 years made a positive contribution to relative performance. (Contributions take weightings and total returns into account.) In addition, security selection among zero and 4+% coupon bonds aided on a relative basis. From a rating perspective, the Fund’s overweight exposure to BBB-rated2 and non-investment grade credits further bolstered relative performance. Overweight exposure to bonds from Illinois also added to relative returns. Conversely, underweight exposure to higher-quality bonds detracted from relative returns, as did exposure to defaulted bonds from Puerto Rico. Also, the Fund engaged in significant tax-loss harvesting. This created losses that can be carried forward to offset future gains in the Fund. This activity also resulted in creating a higher book yield for the Fund.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
The Fund, at times, will employ a U.S. Treasury futures hedge, typically as a paired strategy with longer-maturity bonds, to dampen duration3 and interest-rate sensitivity. During the reporting period, this position had a positive impact on performance.
What was the Fund’s duration strategy during the reporting period?
The Fund’s duration was targeted to remain in a neutral range relative to the Fund’s investable universe, as outlined in the prospectus. In addition to investment-grade bonds, the Fund normally invests a substantial amount of its assets in municipal securities rated below investment grade. Since the Fund’s investable universe is broader than that of the Bloomberg Municipal Bond Index, the Fund’s duration may differ from that of the Bloomberg Municipal Bond Index. As of October 31, 2023, the Fund's modified duration to worst4 was 10.47 years while the Bloomberg Municipal Bond Index's modified duration to worst was 6.90 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, overweight exposure to the special tax and tobacco sectors made positive contributions to the Fund’s performance relative to the Bloomberg Municipal Bond Index. During the same period, security selection among electric credits detracted most significantly from relative performance.
What were some of the Fund’s largest purchases and sales during the reporting period?
As the Fund remains focused on diversification and liquidity, no individual purchase or sale was considered significant, although sector overweights or security structure, in their entirety, did have an impact.
How did the Fund’s sector weighting change during the reporting period?
During the reporting period, there were no material changes to the weightings in the Fund. At the margins, there was an increase in the Fund’s exposures to the IDR/PCR (industry development

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity. This measure ignores future cash flow fluctuations due to embedded optionality.
9

revenue/pollution control revenue) and hospital sectors. From a credit perspective, there was increased exposure to bonds rated AA and A.5 In addition, there was an increase to 3+% and 4+% coupon bonds. Conversely, there were reductions in the Fund’s exposure to the electric and state general obligation sectors, to bonds maturing beyond 25 years and to Puerto Rico credits.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2023, relative to the Bloomberg Municipal Bond Index, the Fund maintained overweight exposure to the long end of the yield curve6 where municipal yields are more attractive. In addition, the Fund held overweight exposure to the IDR/PCR, education and hospital sectors. In addition, the Fund was overweight in BBB-rated and non-investment grade bonds. From a geographic perspective, the Fund held overweight exposure to Puerto Rico and Illinois credits. As of the same date, the Fund held underweight exposure to high-quality bonds rated AAA/AA.7 The Fund also held underweight positions in the local and state general obligation sectors, as well as bonds from California and New York.
5.	An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. An obligation rated 'A' by S&P has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
7.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay High Yield Municipal Bond Fund

Portfolio of Investments October 31, 2023†^
	Principal Amount	Value
Municipal Bonds 97.8%
Long-Term Municipal Bonds 94.8%
Alabama 1.8%
Alabama Special Care Facilities Financing Authority, Methodist Home for the Aging, Revenue Bonds
Series 1
5.75%, due 6/1/45	$ 1,250,000	$ 980,064
Black Belt Energy Gas District, Gas Project No.7, Revenue Bonds
Series C-2
4.44%, due 10/1/52	27,720,000	27,012,791
Cooper Green Mercy Health Services Authority, County of Jefferson Indigent Care Fund, Revenue Bonds
Series A
5.25%, due 9/1/42	4,950,000	4,919,343
County of Jefferson, Sewer, Revenue Bonds, Senior Lien
Series A, Insured: AGM
5.50%, due 10/1/53	11,560,000	11,577,779
County of Jefferson, Sewer, Revenue Bonds, Sub. Lien
Series D
6.00%, due 10/1/42	2,500,000	2,572,260
Series D
6.50%, due 10/1/53	2,500,000	2,597,357
Hoover Industrial Development Board, United States Steel Corp., Green Bond, Revenue Bonds
6.375%, due 11/1/50 (a)(b)	3,140,000	3,264,564
Lower Alabama Gas District (The), Revenue Bonds
Series A
5.00%, due 9/1/46	17,360,000	16,170,833
Montgomery Educational Building Authority, Faulkner University, Revenue Bonds
Series A
5.00%, due 10/1/43	4,780,000	4,232,571
Prichard Water Works & Sewer Board, Revenue Bonds
4.00%, due 11/1/49	6,000,000	3,894,818
	Principal Amount	Value

Alabama (continued)
Southeast Energy Authority, A Cooperative District, Project No. 2, Revenue Bonds
Series B
4.00%, due 12/1/51 (b)	$ 8,400,000	$ 7,664,595
Tuscaloosa County Industrial Development Authority, Hunt Refining Project, Revenue Bonds (c)
Series A
4.50%, due 5/1/32	11,736,585	10,391,200
Series A
5.25%, due 5/1/44	44,390,000	36,586,163
		131,864,338
Alaska 0.2%
Alaska Industrial Development & Export Authority, Dena' Nena' Henash, Revenue Bonds
Series A
4.00%, due 10/1/49	15,440,000	12,103,810
Alaska Industrial Development & Export Authority, Interior Gas Utility Project, Revenue Bonds
Series A
5.00%, due 6/1/40	1,795,000	1,559,769
Series A
5.00%, due 6/1/50	3,485,000	2,852,240
		16,515,819
Arizona 1.5%
Arizona Industrial Development Authority, GreatHearts Arizona Project, Revenue Bonds
Series A, Insured: SD CRED PROG
3.00%, due 7/1/46	4,265,000	2,801,045
Series A, Insured: SD CRED PROG
3.00%, due 7/1/52	9,525,000	5,791,953
Arizona Industrial Development Authority, Provident Group, NCCU Properties LLC, Central University Project, Revenue Bonds
Series A, Insured: BAM
4.00%, due 6/1/44	2,500,000	2,068,797

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Arizona (continued)
Arizona Industrial Development Authority, Equitable School Revolving Fund LLC, Revenue Bonds
Series A
4.00%, due 11/1/45	$ 5,470,000	$ 4,391,203
Series A
4.00%, due 11/1/46	1,000,000	794,359
Series A
4.00%, due 11/1/51	3,405,000	2,589,122
Series A
4.25%, due 11/1/52	2,000,000	1,581,589
Arizona Industrial Development Authority, University of Indianapolis, Health Pavilion Project, Revenue Bonds
Series A
4.00%, due 10/1/49	1,000,000	740,831
Series A
5.00%, due 10/1/45	1,875,000	1,710,598
Arizona Industrial Development Authority, Equitable School Revolving Fund LLC Obligated Group, Revenue Bonds
Series A
4.00%, due 11/1/49	4,865,000	3,750,931
Arizona Industrial Development Authority, Macombs Facility Project, Revenue Bonds
Series A
4.00%, due 7/1/51	3,000,000	2,240,920
Series A
4.00%, due 7/1/61	1,830,000	1,295,743
Arizona Industrial Development Authority, Jerome Facility Project, Revenue Bonds
Series B
4.00%, due 7/1/51	1,420,000	1,060,702
Series B
4.00%, due 7/1/61	1,000,000	708,056
Arizona Industrial Development Authority, Odyssey Preparatory Academy, Inc. (The), Revenue Bonds (c)
Series A
4.75%, due 7/1/29	2,565,000	2,451,845
5.00%, due 7/1/54	2,000,000	1,592,128
	Principal Amount	Value

Arizona (continued)
Arizona Industrial Development Authority, Idaho State Tax Commission, Linder Village Project, Revenue Bonds
5.00%, due 6/1/31 (c)	$ 3,700,000	$ 3,545,440
Arizona Industrial Development Authority, Arizona Agribusiness and Equine Center, Inc., Revenue Bonds (c)
Series B
5.00%, due 3/1/37	3,030,000	2,718,393
Series B
5.00%, due 3/1/42	3,185,000	2,704,505
Arizona Industrial Development Authority, Provident Group-NCCU Properties LLC, Revenue Bonds
Series A, Insured: BAM
5.00%, due 6/1/49	2,650,000	2,560,332
Series A, Insured: BAM
5.00%, due 6/1/54	2,850,000	2,708,156
Arizona Industrial Development Authority, Somerset Academy of Las Vegas Lone Mountain Campus, Revenue Bonds
Series A
5.00%, due 12/15/49 (c)	1,200,000	976,366
Arizona Industrial Development Authority, Mater Academy of Nevada, Bonanza Campus Project, Revenue Bonds
Series A
5.00%, due 12/15/50 (c)	1,500,000	1,266,729
Arizona Industrial Development Authority, Provident Group, Eastern Michigan University Parking Project, Revenue Bonds
5.00%, due 5/1/51 (d)(e)	1,000,000	600,000
Arizona Industrial Development Authority, American Charter Schools Foundation, Revenue Bonds (c)
6.00%, due 7/1/37	2,910,000	2,911,606
6.00%, due 7/1/47	7,010,000	6,686,207
City of Phoenix, Downtown Phoenix Student Housing LLC, Revenue Bonds
Series A
5.00%, due 7/1/37	1,000,000	971,021

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Arizona (continued)
City of Phoenix, Basis Schools Project, Revenue Bonds (c)
Series A
5.00%, due 7/1/45	$ 1,000,000	$ 849,486
Series A
5.00%, due 7/1/46	3,820,000	3,216,576
City of Phoenix, Downtown Phoenix Student Housing II LLC, Revenue Bonds
Series A
5.00%, due 7/1/59	2,200,000	1,929,923
City of Phoenix, Espiritu Community Development Corp., Revenue Bonds
Series A
6.25%, due 7/1/36	820,000	729,651
Glendale Industrial Development Authority, Midwestern University Foundation, Revenue Bonds
Series A
2.125%, due 7/1/33 (a)	2,000,000	1,474,098
Glendale Industrial Development Authority, People of Faith, Inc. Obligated Group, Revenue Bonds
Series A
5.00%, due 5/15/56	8,150,000	6,085,899
Industrial Development Authority of the County of Pima (The), American Leadership Academy Project, Revenue Bonds (c)
4.00%, due 6/15/51	8,400,000	5,735,337
4.00%, due 6/15/57	1,000,000	652,137
5.625%, due 6/15/45	3,685,000	3,413,617
Industrial Development Authority of the County of Pima (The), Charter Schools Project, Revenue Bonds
Series Q
5.375%, due 7/1/31	1,060,000	994,889
Maricopa County Industrial Development Authority, Legacy Traditional School Project, Revenue Bonds
Series A
4.00%, due 7/1/51 (c)	530,000	366,523
	Principal Amount	Value

Arizona (continued)
Maricopa County Industrial Development Authority, Legacy Traditional Schools Project, Revenue Bonds
Series A
4.00%, due 7/1/56 (c)	$ 1,220,000	$ 818,415
Maricopa County Industrial Development Authority, Horizon Community Learning Center, Revenue Bonds
5.00%, due 7/1/35	3,000,000	2,736,964
Maricopa County Pollution Control Corp., El Paso Electric Co. Project, Revenue Bonds
Series B
3.60%, due 4/1/40	8,650,000	6,789,998
Pinal County Industrial Development Authority, WOF SW GGP 1 LLC, Revenue Bonds (a)
Series A
5.50%, due 10/1/33 (c)	7,673,000	6,925,619
Series B
5.50%, due 10/1/33	2,000,000	1,805,192
		107,742,901
Arkansas 1.1%
Arkansas Development Finance Authority, Washington Regional Medical Center, Revenue Bonds
4.00%, due 2/1/42	4,390,000	3,451,661
Arkansas Development Finance Authority, Baptist Health, Revenue Bonds
4.00%, due 12/1/44	650,000	524,509
Arkansas Development Finance Authority, Big River Steel Project, Revenue Bonds (a)(c)
4.50%, due 9/1/49	55,600,000	49,376,953
Series A
4.75%, due 9/1/49	16,950,000	15,645,309
Arkansas Development Finance Authority, United States Steel Corp., Revenue Bonds
5.70%, due 5/1/53 (a)	7,900,000	7,209,486
		76,207,918
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California 7.0%
Alameda Corridor Transportation Authority, Revenue Bonds
Series A, Insured: NATL-RE
(zero coupon), due 10/1/35	$ 3,440,000	$ 1,962,460
Bassett Unified School District, Capital Appreciation, Election 2004, Unlimited General Obligation
Series C, Insured: NATL-RE
(zero coupon), due 8/1/41	2,050,000	779,463
Series C, Insured: NATL-RE
(zero coupon), due 8/1/42	2,000,000	716,405
California Community Choice Financing Authority, Clean Energy Project, Revenue Bonds
Series C
5.25%, due 1/1/54 (b)	5,350,000	5,237,535
California Community Housing Agency, Summit at Sausalito Apartments, Revenue Bonds
Series A-1
3.00%, due 2/1/57 (c)	5,000,000	2,976,619
California Community Housing Agency, Essential Housing, Revenue Bonds, Senior Lien
Series A-1
4.00%, due 2/1/56 (c)	24,750,000	18,225,502
California Community Housing Agency, Annadel Apartments, Revenue Bonds
Series A
5.00%, due 4/1/49 (c)	10,975,000	8,554,748
California Community Housing Agency, Essential Housing, Serenity at Larkspur Apartments, Revenue Bonds
Series A
5.00%, due 2/1/50 (c)	4,795,000	3,571,683
California Health Facilities Financing Authority, CommonSpirit Health, Revenue Bonds
Series A
4.00%, due 4/1/49	7,255,000	5,750,824
	Principal Amount	Value

California (continued)
California Health Facilities Financing Authority, Children's Hospital Los Angeles Obligated Group, Revenue Bonds
Series A
5.00%, due 8/15/47	$ 5,215,000	$ 4,795,557
California Infrastructure & Economic Development Bank, Equitable School Revolving Fund LLC Obligated Group, Revenue Bonds
Series B
4.00%, due 11/1/46	3,060,000	2,464,614
California Infrastructure & Economic Development Bank, WFCS Portfolio Projects, Revenue Bonds
Series A-1
5.00%, due 1/1/55 (c)	3,225,000	2,293,331
California Municipal Finance Authority, Ochard Park Student Housing Project, Revenue Bonds
Insured: BAM
3.00%, due 5/15/51	3,095,000	2,070,609
Insured: BAM
3.00%, due 5/15/54	1,500,000	972,278
California Municipal Finance Authority, LINXS APM Project, Revenue Bonds, Senior Lien (a)
Series A, Insured: AGM
3.25%, due 12/31/32	5,965,000	5,099,973
Series A, Insured: AGM
4.00%, due 12/31/47	9,380,000	7,633,617
Series A
5.00%, due 12/31/43	5,745,000	5,435,951
California Municipal Finance Authority, United Airlines, Inc. Project, Revenue Bonds
4.00%, due 7/15/29 (a)	18,575,000	17,389,963
California Municipal Finance Authority, HumanGood California Obligated Group, Revenue Bonds
4.00%, due 10/1/49	1,785,000	1,384,779
California Municipal Finance Authority, Republic Services, Inc., Revenue Bonds (a)(b)
Series B
4.20%, due 7/1/51	15,000,000	14,964,246
Series A
4.375%, due 9/1/53	3,750,000	3,561,100

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
California Municipal Finance Authority, William Jessup University, Revenue Bonds (c)
5.00%, due 8/1/28	$ 1,000,000	$ 966,059
5.00%, due 8/1/48	2,675,000	2,131,575
California Municipal Finance Authority, Charter School, Palmdale Aerospace Academy Projects (The), Revenue Bonds
Series A
5.00%, due 7/1/46 (c)	2,665,000	2,269,617
California Municipal Finance Authority, CHF-Davis I LLC, West Village Student Housing Project, Revenue Bonds
5.00%, due 5/15/48	19,250,000	18,436,389
Insured: BAM
5.00%, due 5/15/51	19,275,000	18,636,918
California Municipal Finance Authority, Healthright 360, Revenue Bonds
Series A
5.00%, due 11/1/49 (c)	2,000,000	1,613,322
California Municipal Finance Authority, Baptist University, Revenue Bonds
Series A
5.375%, due 11/1/40 (c)	3,000,000	2,823,206
California Public Finance Authority, Enso Village Project, Revenue Bonds
Series B-2
2.375%, due 11/15/28 (c)	1,500,000	1,408,110
California Public Finance Authority, Kendal at Sonoma Obligated Group, Revenue Bonds
Series A
5.00%, due 11/15/46 (c)	750,000	619,660
California Public Finance Authority, California University of Science & Medicine Obligated Group, Revenue Bonds
Series A
6.25%, due 7/1/54 (c)	5,265,000	5,377,458
	Principal Amount	Value

California (continued)
California Public Finance Authority, California University of Science & Medicine, Revenue Bonds
Series B
7.50%, due 7/1/36 (c)	$ 8,840,000	$ 8,283,820
California School Finance Authority, Granada Hills Charter High School Obligated Group, Revenue Bonds
Series A
4.00%, due 7/1/48 (c)	675,000	490,594
California School Finance Authority, Vista Charter Public Schools, Revenue Bonds (c)
Series A
4.00%, due 6/1/51	2,910,000	2,019,234
Series A
4.00%, due 6/1/61	1,840,000	1,201,873
California School Finance Authority, Hawking STEAM Charter Schools, Inc., Revenue Bonds
Series A
5.00%, due 7/1/42 (c)	1,360,000	1,223,939
California School Finance Authority, High Tech High Learning Project, Revenue Bonds
Series A
5.00%, due 7/1/49 (c)	3,000,000	2,506,698
California School Finance Authority, Teach Public Schools, Revenue Bonds
Series A
5.00%, due 6/1/58 (c)	2,000,000	1,616,597
California School Finance Authority, Aspire Public Schools, Revenue Bonds
Series A
5.00%, due 8/1/59 (c)	1,800,000	1,571,252
California Statewide Communities Development Authority, Southern California Edison Co., Revenue Bonds
Series A
1.75%, due 9/1/29	7,200,000	5,669,816
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
California Statewide Communities Development Authority, Community Infrastructure Program, Special Assessment
Series 2021A
4.00%, due 9/2/41	$ 1,000,000	$ 778,413
Series A
4.00%, due 9/2/51	995,000	689,562
California Statewide Communities Development Authority, Methodist Hospital of Southern California, Revenue Bonds
4.375%, due 1/1/48	2,185,000	1,830,186
5.00%, due 1/1/48	7,150,000	6,625,168
California Statewide Communities Development Authority, Lancer Educational Student Housing Project, Revenue Bonds (c)
Series A
5.00%, due 6/1/36	2,250,000	2,058,720
Series A
5.00%, due 6/1/46	2,000,000	1,674,145
California Statewide Communities Development Authority, Loma Linda University Medical Center, Revenue Bonds (c)
Series A
5.00%, due 12/1/46	18,170,000	16,056,271
Series A
5.25%, due 12/1/56	3,970,000	3,517,188
California Statewide Communities Development Authority, Irvine Campus Apartments, Revenue Bonds
5.00%, due 5/15/50	2,000,000	1,812,146
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds
5.625%, due 11/1/33	680,000	675,131
5.875%, due 11/1/43	435,000	411,312
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds
Series A
6.375%, due 11/1/43 (c)	3,185,000	3,186,151
	Principal Amount	Value

California (continued)
Cathedral City Public Financing Authority, Capital Appreciation, Tax Allocation
Series A, Insured: NATL-RE
(zero coupon), due 8/1/26	$ 1,085,000	$ 955,725
City of Los Angeles, Department of Airports, Revenue Bonds, Senior Lien
Series G
5.00%, due 5/15/47 (a)	6,000,000	5,793,586
City of South San Francisco, Community Facilities District No. 2021-01, Special Tax
5.00%, due 9/1/52	1,500,000	1,354,194
CMFA Special Finance Agency XII, Allure Apartments, Revenue Bonds, Senior Lien
Series A-1
3.25%, due 2/1/57 (c)	5,500,000	3,409,051
CSCDA Community Improvement Authority, Pasadena Portfolio, Revenue Bonds, Senior Lien
Series A-2
3.00%, due 12/1/56 (c)	2,750,000	1,639,102
CSCDA Community Improvement Authority, Theo Pasadena, Revenue Bonds, Senior Lien
Series A-2
3.25%, due 5/1/57 (c)	11,100,000	6,692,930
CSCDA Community Improvement Authority, Oceanaire Long Beach, Revenue Bonds
Series A-2
4.00%, due 9/1/56 (c)	10,060,000	6,653,988
CSCDA Community Improvement Authority, Altana Glendale, Revenue Bonds
Series A-2
4.00%, due 10/1/56 (c)	9,100,000	6,107,076
CSCDA Community Improvement Authority, Escondido Portfolio, Revenue Bonds, Senior Lien
Series A-2
4.00%, due 6/1/58 (c)	4,750,000	3,263,348
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds
Series B-2, Insured: AGM-CR
3.50%, due 1/15/53	13,265,000	9,813,860

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Junior Lien
Series C, Insured: AGM-CR
4.00%, due 1/15/43	$ 16,904,000	$ 14,789,945
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Senior Lien
Series A
4.00%, due 1/15/46	27,304,000	22,917,358
Series A, Insured: AGM-CR
4.00%, due 1/15/46	27,795,000	23,986,026
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds
Series B-2
(zero coupon), due 6/1/66 (f)	536,680,000	44,019,728
Golden State Tobacco Securitization Corp., Tobacco Settlement, Revenue Bonds
Series B-1
3.85%, due 6/1/50	1,355,000	1,232,584
Hastings Campus Housing Finance Authority, Green Bond, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/61 (c)	51,500,000	39,576,730
Inland Empire Tobacco Securitization Corp., Revenue Bonds
Series D
(zero coupon), due 6/1/57	246,450,000	15,399,773
Northern California Gas Authority No. 1, Gas Project, Revenue Bonds
Series B
4.51%, due 7/1/27	21,900,000	21,641,803
Riverside County Transportation Commission, Revenue Bonds, Senior Lien
Series B-1
3.00%, due 6/1/49	1,945,000	1,263,828
Rohnerville School District, Election 2010, Unlimited General Obligation
Series B, Insured: AGM
(zero coupon), due 8/1/42	1,000,000	377,634
	Principal Amount	Value

California (continued)
Rohnerville School District, Election 2010, Unlimited General Obligation (continued)
Series B, Insured: AGM
(zero coupon), due 8/1/47	$ 1,000,000	$ 281,941
San Diego County Regional Airport Authority, Revenue Bonds
Series B
4.00%, due 7/1/56 (a)	11,160,000	8,575,701
San Francisco City & County Redevelopment Agency, Community Facilities District No. 6 Bay Public, Special Tax
Series C
(zero coupon), due 8/1/37	5,015,000	2,279,055
Series C
(zero coupon), due 8/1/38	2,000,000	846,264
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, Senior Lien
Series A
4.00%, due 1/15/50	7,300,000	6,151,087
Santa Ana Unified School District, Capital Appreciation, Election 2008, Unlimited General Obligation
Series B, Insured: AGC
(zero coupon), due 8/1/47	24,400,000	6,227,505
Sierra Kings Health Care District, Unlimited General Obligation
5.00%, due 8/1/37	2,465,000	2,387,228
Stockton Unified School District, Capital Appreciation, Election 2008, Unlimited General Obligation
Series D, Insured: AGM
(zero coupon), due 8/1/42	8,780,000	3,238,196
Sutter Union High School District, Election 2008, Unlimited General Obligation
Series B
(zero coupon), due 6/1/50	16,010,000	2,460,133
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Tobacco Securitization Authority of Southern California, San Diego County Tobacco Asset Securitization Corp., Asset-Backed, Revenue Bonds
Series B-2
(zero coupon), due 6/1/54	$ 18,500,000	$ 3,181,789
West Contra Costa Healthcare District, Special Tax
3.00%, due 7/1/42	5,620,000	4,036,333
		504,575,288
Colorado 2.6%
3rd and Havana Metropolitan District, Tax Supported, Limited General Obligation
Series A
5.25%, due 12/1/49	2,250,000	1,743,302
Allison Valley Metropolitan District No. 2, Limited General Obligation
4.70%, due 12/1/47	2,500,000	1,874,911
Arkansas River Power Authority, Revenue Bonds
Series A
5.00%, due 10/1/38	6,900,000	6,600,410
Series A
5.00%, due 10/1/43	7,025,000	6,560,847
Broadway Park North Metropolitan District No. 2, Limited General Obligation (c)
5.00%, due 12/1/40	1,000,000	878,444
5.00%, due 12/1/49	1,000,000	835,642
Broadway Station Metropolitan District No. 2, Limited General Obligation
Series A
5.125%, due 12/1/48	3,000,000	2,188,505
Central Platte Valley Metropolitan District, Unlimited General Obligation
Series A
5.375%, due 12/1/33	1,500,000	1,501,534
Citadel on Colfax Business Improvement District, Revenue Bonds
Series A
5.35%, due 12/1/50	1,000,000	814,207
	Principal Amount	Value

Colorado (continued)
City & County of Denver, United Airlines, Inc., Project, Revenue Bonds
5.00%, due 10/1/32 (a)	$ 6,800,000	$ 6,375,608
City of Fruita Healthcare, Canyons Hospital & Medical Center Project, Revenue Bonds
Series A
5.50%, due 1/1/48 (c)	9,650,000	7,608,328
Colorado Educational & Cultural Facilities Authority, Northeast Campus Project, Revenue Bonds
Insured: Moral Obligation State Intercept
3.00%, due 8/1/51	3,420,000	2,010,467
Colorado Educational & Cultural Facilities Authority, New Summit Academy, Revenue Bonds
Series A
4.00%, due 7/1/41 (c)	1,850,000	1,413,379
Colorado Educational & Cultural Facilities Authority, New Vision Chater School, Revenue Bonds
Series A, Insured: BAM Moral Obligation
4.00%, due 6/1/42	2,635,000	2,210,383
Series A, Insured: BAM Moral Obligation
4.00%, due 6/1/52	4,700,000	3,634,324
Series A, Insured: BAM Moral Obligation
4.00%, due 6/1/56	6,255,000	4,709,421
Colorado Health Facilities Authority, CommonSpirit Health, Revenue Bonds
Series A-2, Insured: BAM
3.25%, due 8/1/49	11,600,000	7,804,565
Series A-1
4.00%, due 8/1/44	4,750,000	3,828,720
Series A-2
4.00%, due 8/1/49	21,105,000	16,326,205
Series A-2
5.00%, due 8/1/44	11,425,000	10,802,563
Colorado Health Facilities Authority, Covenant Retirement Communities, Revenue Bonds
Series A
5.00%, due 12/1/35	3,500,000	3,357,099

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
Colorado Health Facilities Authority, Covenant Retirement Communities, Revenue Bonds (continued)
Series A
5.00%, due 12/1/48	$ 6,840,000	$ 5,840,597
Colorado Health Facilities Authority, Mental Health Center of Denver Project, Revenue Bonds
Series A
5.75%, due 2/1/44	5,330,000	5,331,287
Copper Ridge Metropolitan District, Revenue Bonds
5.00%, due 12/1/39	3,750,000	3,248,920
Denver Health & Hospital Authority, 550 Acoma, Inc., Certificate of Participation
5.00%, due 12/1/48	1,755,000	1,477,288
Denver Health & Hospital Authority, Revenue Bonds
Series A
5.25%, due 12/1/45	4,250,000	4,085,687
E-470 Public Highway Authority, Revenue Bonds
Series B, Insured: NATL-RE
(zero coupon), due 9/1/25	245,000	226,529
Series B, Insured: NATL-RE
(zero coupon), due 9/1/29	4,510,000	3,517,030
Series B, Insured: NATL-RE
(zero coupon), due 9/1/30	500,000	372,177
Series B, Insured: NATL-RE
(zero coupon), due 9/1/35	2,245,000	1,254,777
Series B, Insured: NATL-RE
(zero coupon), due 9/1/37	1,170,000	586,086
Series A
(zero coupon), due 9/1/39	1,800,000	780,650
Series B, Insured: NATL-RE
(zero coupon), due 9/1/39	515,000	226,824
Series A
(zero coupon), due 9/1/40	3,450,000	1,413,388
Series A
(zero coupon), due 9/1/41	3,925,000	1,510,722
Eagle County Airport Terminal Corp., Revenue Bonds
Series B
5.00%, due 5/1/33 (a)	1,980,000	1,954,222
	Principal Amount	Value

Colorado (continued)
Evan's Place Metropolitan District, Limited General Obligation
Series A(3)
5.00%, due 12/1/50	$ 2,660,000	$ 2,157,471
Green Gables Metropolitan District No. 2, Limited General Obligation
Series A, Insured: BAM
5.125%, due 12/1/53	675,000	645,447
Series A, Insured: BAM
5.25%, due 12/1/58	575,000	550,889
Jefferson Center Metropolitan District No. 1, Revenue Bonds
Series B
5.75%, due 12/15/50	4,115,000	3,634,001
Johnstown Plaza Metropolitan District, Limited General Obligation
4.25%, due 12/1/46	10,100,000	7,427,408
Jones District Community Authority Board, Revenue Bonds
Series A
(zero coupon), due 12/1/50 (g)	4,550,000	3,557,977
Karl's Farm Metropolitan District No. 2, Limited General Obligation
Series A(3)
5.625%, due 12/1/50 (c)	1,485,000	1,257,260
Mirabelle Metropolitan District No. 2, Limited General Obligation, Senior Lien
Series A
5.00%, due 12/1/39	700,000	623,690
Series A
5.00%, due 12/1/49	1,250,000	1,025,767
North Range Metropolitan District No. 3, Limited General Obligation
Series 2020A-3
5.25%, due 12/1/50	1,000,000	829,542
Park Creek Metropolitan District, Revenue Bonds, Senior Lien
Series A, Insured: AGM
4.00%, due 12/1/37	2,790,000	2,511,539
Series A, Insured: AGM
4.00%, due 12/1/46	20,600,000	17,026,528
Park Creek Metropolitan District, Senior Ltd., Property, Revenue Bonds, Senior Lien
Series A
5.00%, due 12/1/45	4,000,000	3,855,451
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
Raindance Metropolitan District No. 1 Non-Potable Water System, Revenue Bonds
5.25%, due 12/1/50	$ 1,500,000	$ 1,232,970
Raindance Metropolitan District No. 2, Limited General Obligation
Series A
5.00%, due 12/1/49	2,500,000	2,056,030
Southglenn Metropolitan District, Special Revenue, Limited General Obligation
5.00%, due 12/1/46	2,100,000	1,776,841
Sterling Ranch Community Authority Board, Colorado Limited Tax Supported and Special Revenue Senior Bonds, Revenue Bonds
Series A
4.25%, due 12/1/50	1,250,000	954,801
Village Metropolitan District (The), Special Revenue and Limited Property Tax, Limited General Obligation
5.00%, due 12/1/40	750,000	668,734
Villages at Castle Rock Metropolitan District No. 6, Limited General Obligation
Series A
4.125%, due 12/1/51 (c)	17,949,000	11,763,346
		188,460,740
Connecticut 0.4%
City of New Haven, Unlimited General Obligation
Series A
4.00%, due 8/1/40	2,000,000	1,644,315
City of West Haven, Unlimited General Obligation
Insured: BAM
4.00%, due 9/15/41	1,130,000	972,183
Connecticut State Health & Educational Facilities Authority, Yale University, Revenue Bonds
Series A
0.375%, due 7/1/35 (b)	100,000	96,906
	Principal Amount	Value

Connecticut (continued)
Connecticut State Health & Educational Facilities Authority, University of Hartford (The), Revenue Bonds
Series N
4.00%, due 7/1/39	$ 5,550,000	$ 4,212,311
Series N
4.00%, due 7/1/49	4,000,000	2,634,484
Series N
5.00%, due 7/1/31	575,000	551,966
Series N
5.00%, due 7/1/32	575,000	548,112
Series N
5.00%, due 7/1/33	475,000	449,166
Series N
5.00%, due 7/1/34	700,000	656,930
Connecticut State Health & Educational Facilities Authority, Jerome Home, Revenue Bonds
Series E
4.00%, due 7/1/51	1,250,000	835,664
Connecticut State Health & Educational Facilities Authority, Mary Wade Home Obligated Group, Revenue Bonds (c)
Series A-1
4.50%, due 10/1/34	2,350,000	1,919,187
Series A-1
5.00%, due 10/1/39	1,000,000	790,309
Connecticut State Health & Educational Facilities Authority, McLean Issue, Revenue Bonds
Series A
5.00%, due 1/1/30 (c)	500,000	471,517
Connecticut State Health & Educational Facilities Authority, University of New Haven, Inc., Revenue Bonds
Series K-3
5.00%, due 7/1/48	3,445,000	2,872,774
Connecticut State Health & Educational Facilities Authority, Griffin Health Obligated Group, Revenue Bonds
Series G-1
5.00%, due 7/1/50 (c)	1,750,000	1,394,383

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Connecticut (continued)
Connecticut State Health & Educational Facilities Authority, Church Home of Hartford Obligated Group, Revenue Bonds
Series A
5.00%, due 9/1/53 (c)	$ 2,235,000	$ 1,611,458
Connecticut State Higher Education Supplement Loan Authority, Chesla Loan Program, Revenue Bonds
Series B, Insured: BAM
3.25%, due 11/15/35 (a)	5,300,000	4,358,987
Hartford Stadium Authority, Stadium Authority Lease, Revenue Bonds
Series A
5.00%, due 2/1/36	1,475,000	1,407,248
Steel Point Infrastructure Improvement District, Steelpointe Harbor Project, Tax Allocation (c)
4.00%, due 4/1/31	700,000	638,343
4.00%, due 4/1/36	1,090,000	925,806
4.00%, due 4/1/41	1,785,000	1,423,915
4.00%, due 4/1/51	1,250,000	914,353
		31,330,317
Delaware 0.5%
County of Kent, Student Housing & Dining Facility, CHF-Dover LLC, Delaware State University Project, Revenue Bonds
Series A
5.00%, due 7/1/40	1,050,000	968,329
Series A
5.00%, due 7/1/48	2,735,000	2,414,379
Series A
5.00%, due 7/1/53	4,040,000	3,499,347
Series A
5.00%, due 7/1/58	8,100,000	6,874,615
Delaware State Economic Development Authority, Newark Charter School, Inc., Revenue Bonds
4.00%, due 9/1/51	1,600,000	1,206,631
Delaware State Health Facilities Authority, Beebe Medical Center, Revenue Bonds
4.25%, due 6/1/38	2,235,000	1,893,966
	Principal Amount	Value

Delaware (continued)
Delaware State Health Facilities Authority, Beebe Medical Center, Revenue Bonds (continued)
4.375%, due 6/1/48	$ 9,300,000	$ 7,456,569
5.00%, due 6/1/37	1,000,000	983,287
Delaware State Health Facilities Authority, Christiana Care Health System, Revenue Bonds
Series A
5.00%, due 10/1/45	7,950,000	7,862,416
Delaware State Health Facilities Authority, Beebe Medical Center, Inc., Revenue Bonds
5.00%, due 6/1/48	4,700,000	4,250,348
		37,409,887
District of Columbia 2.1%
District of Columbia, Tobacco Settlement Financing Corp., Asset Backed, Revenue Bonds
Series A
(zero coupon), due 6/15/46	82,000,000	17,598,553
District of Columbia, KIPP DC Project, Revenue Bonds
4.00%, due 7/1/49	1,750,000	1,365,212
District of Columbia, Provident Group-Howard Properties LLC, Revenue Bonds
5.00%, due 10/1/30	1,500,000	1,438,959
5.00%, due 10/1/45	5,055,000	4,349,262
District of Columbia, Friendship Public Charter School, Revenue Bonds
Series A
5.00%, due 6/1/46	1,400,000	1,229,358
District of Columbia, International School Obligated Group, Revenue Bonds
5.00%, due 7/1/54	2,550,000	2,232,251
District of Columbia, Revenue Bonds
5.00%, due 6/1/55	4,110,000	3,268,143
District of Columbia, Methodist Home, Revenue Bonds
Series A
5.25%, due 1/1/39	1,015,000	817,182
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
District of Columbia (continued)
Metropolitan Washington Airports Authority, Dulles Toll Road, Revenue Bonds, Senior Lien
Series B
(zero coupon), due 10/1/39	$ 5,005,000	$ 2,088,703
Metropolitan Washington Airports Authority, Dulles Toll Road, Revenue Bonds, Sub. Lien
Series B
4.00%, due 10/1/49	98,895,000	77,508,561
Metropolitan Washington Airports Authority, Dulles Toll Road, Metrorail & Capital Improvement Project, Revenue Bonds, Senior Lien
Series A, Insured: AGM
4.00%, due 10/1/52	4,000,000	3,319,688
Metropolitan Washington Airports Authority, Dulles Toll Road, Metrorail & Capital Improvement Project, Revenue Bonds, Sub. Lien
Series B, Insured: AGM
4.00%, due 10/1/53	12,950,000	10,701,911
Metropolitan Washington Airports Authority, Revenue Bonds (a)
Series A
5.00%, due 10/1/32	15,750,000	15,783,280
Series A
5.00%, due 10/1/46	7,795,000	7,475,136
		149,176,199
Florida 3.2%
Capital Projects Finance Authority, Provident Group - Continuum Properties LLC, Revenue Bonds, Senior Lien
Series A-1
5.00%, due 11/1/53	3,125,000	2,820,594
Capital Trust Agency, Inc., Wonderful Foundations Charter School, Revenue Bonds
Series B
(zero coupon), due 1/1/60	16,000,000	703,139
Series A-1
5.00%, due 1/1/55 (c)	1,750,000	1,225,294
	Principal Amount	Value

Florida (continued)
Capital Trust Agency, Inc., Odyssey Charter School, Inc., Revenue Bonds
Series A
5.50%, due 7/1/47 (c)	$ 2,000,000	$ 1,766,412
Celebration Community Development District, Assessment Area 1 Project, Special Assessment
3.125%, due 5/1/41	590,000	402,808
4.00%, due 5/1/51	845,000	595,898
CFM Community Development District, Capital Improvement, Special Assessment
3.35%, due 5/1/41	200,000	141,174
4.00%, due 5/1/51	290,000	204,289
City of Atlantic Beach, Fleet Landing Project, Revenue Bonds
Series A
5.00%, due 11/15/48	3,000,000	2,453,540
Series B
5.625%, due 11/15/43	1,500,000	1,405,039
City of Fort Myers, Utility System, Revenue Bonds
Series A
4.00%, due 10/1/49	10,155,000	8,325,225
City of Pompano Beach, John Knox Village Project, Revenue Bonds
Series A
4.00%, due 9/1/51	650,000	435,917
Series A
4.00%, due 9/1/56	4,915,000	3,180,051
City of Tallahassee, Tallahassee Memorial HealthCare, Inc., Revenue Bonds
Series A
5.00%, due 12/1/40	6,835,000	6,321,558
Collier County Health Facilities Authority, Moorings, Inc. Obligated Group (The), Revenue Bonds
4.00%, due 5/1/52	7,900,000	6,129,803
Cordova Palms Community Development District, Special Assessment
3.00%, due 5/1/41	1,215,000	818,352

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
County of Osceola, Transportation, Revenue Bonds
Series A-1
4.00%, due 10/1/54	$ 4,345,000	$ 3,241,617
Series A-1
5.00%, due 10/1/44	11,000,000	10,317,770
Cypress Ridge Community Development District, Assessment Area One Project, Special Assessment
5.625%, due 5/1/43	1,250,000	1,156,020
5.875%, due 5/1/53	1,000,000	915,971
Elevation Pointe Community Development District, Special Assessment
Series A-1
4.60%, due 5/1/52	1,090,000	849,006
Epperson North Community Development District, Assessment Area 3, Special Assessment
Series A
3.40%, due 11/1/41	2,050,000	1,439,722
Epperson North Community Development District, Assessment Area 2, Special Assessment
3.50%, due 5/1/41	735,000	528,031
Escambia County Health Facilities Authority, Baptist Health Care Corp. Obligated Group, Revenue Bonds
Series A
4.00%, due 8/15/50	4,865,000	3,673,561
Florida Development Finance Corp., Mayflower Retirement Community Centre, Inc., Revenue Bonds
Series B-1
2.375%, due 6/1/27 (c)	100,000	99,980
Florida Development Finance Corp., UF Health Jacksonville Project, Revenue Bonds
Series A, Insured: AGM-CR
4.00%, due 2/1/52	14,005,000	11,194,846
Series A
5.00%, due 2/1/40	2,600,000	2,213,630
Series A
5.00%, due 2/1/52	6,350,000	5,056,293
	Principal Amount	Value

Florida (continued)
Florida Development Finance Corp., River City Education Obligated Group, Revenue Bonds
Series A
4.00%, due 7/1/55	$ 1,000,000	$ 689,005
Florida Development Finance Corp., Florida Charter Foundation, Inc. Project, Revenue Bonds
Series A
4.75%, due 7/15/36 (c)	4,255,000	3,803,970
Florida Development Finance Corp., Mater Academy Project, Revenue Bonds
Series A
5.00%, due 6/15/47	1,700,000	1,543,139
Series A
5.00%, due 6/15/50	3,000,000	2,685,902
Series A
5.00%, due 6/15/52	1,275,000	1,133,397
Series A
5.00%, due 6/15/55	5,550,000	4,886,875
Florida Higher Educational Facilities Financial Authority, Ringling College Project, Revenue Bonds
4.00%, due 3/1/47	6,370,000	4,750,842
5.00%, due 3/1/47	4,750,000	4,186,341
Florida Higher Educational Facilities Financial Authority, Saint Leo University Project, Revenue Bonds
5.00%, due 3/1/44	1,370,000	1,087,611
5.00%, due 3/1/49	1,630,000	1,250,371
Hillsborough County Industrial Development Authority, Tampa General Hospital Project, Revenue Bonds
Series A
4.00%, due 8/1/50	40,340,000	31,655,972
Series A
4.00%, due 8/1/55	52,185,000	39,593,840
Lakewood Ranch Stewardship District, Star Farms at Lakewood Ranch Project Phase 1 and 2, Special Assessment
3.00%, due 5/1/41	430,000	293,128
4.00%, due 5/1/52	675,000	476,828
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
Lee Memorial Health System, Revenue Bonds
Series A-1
4.00%, due 4/1/49	$ 4,015,000	$ 3,234,054
Miami Beach Health Facilities Authority, Mt Sinai Medical Center, Revenue Bonds
Series B
3.00%, due 11/15/51	4,190,000	2,510,815
5.00%, due 11/15/39	2,230,000	2,121,790
Mid-Bay Bridge Authority, Revenue Bonds
Series A
5.00%, due 10/1/35	1,500,000	1,477,992
Series C
5.00%, due 10/1/40	1,000,000	936,664
Mirada II Community Development District, Capital Improvement, Special Assessment
3.125%, due 5/1/31	500,000	427,208
3.50%, due 5/1/41	1,000,000	728,280
4.00%, due 5/1/51	1,900,000	1,337,529
New Port Tampa Bay Community Development District, Special Assessment
3.50%, due 5/1/31	310,000	270,239
4.125%, due 5/1/52	365,000	261,144
North Powerline Road Community Development District, Special Assessment
3.625%, due 5/1/40	500,000	374,557
4.00%, due 5/1/51	1,075,000	758,095
Osceola County Expressway Authority, Poinciana Parkway Project, Revenue Bonds, Senior Lien
Series B-2
(zero coupon), due 10/1/36 (g)	3,700,000	3,969,330
Palm Beach County Health Facilities Authority, Toby & Leon Cooperman Sinai residencies of Boca Raton, Revenue Bonds
4.00%, due 6/1/36	4,000,000	3,241,914
	Principal Amount	Value

Florida (continued)
Pinellas County Educational Facilities Authority, Pinellas Academy Math & Science Project, Revenue Bonds
Series A
5.00%, due 12/15/48 (c)	$ 3,030,000	$ 2,618,103
Polk County Industrial Development Authority, Carpenter's Home Estates, Inc., Revenue Bonds
Series A
5.00%, due 1/1/39	1,750,000	1,534,380
Polk County Industrial Development Authority, Carpenter's Home Estates, Inc. Project, Revenue Bonds
Series A
5.00%, due 1/1/55	800,000	615,352
Preston Cove Community Development District, Special Assessment
4.00%, due 5/1/42	1,825,000	1,413,508
Sawyers Landing Community Development District, Special Assessment
3.75%, due 5/1/31	1,550,000	1,340,193
4.25%, due 5/1/53	3,000,000	2,109,914
Shingle Creek at Bronson Community Development District, Special Assessment
3.50%, due 6/15/41	1,000,000	721,018
South Broward Hospital District, Revenue Bonds
Series A
3.00%, due 5/1/51	17,550,000	11,024,745
Stillwater Community Development District, 2021 Project, Special Assessment (c)
3.00%, due 6/15/31	410,000	345,075
3.50%, due 6/15/41	1,000,000	724,189
Tradition Community Development District No. 9, Special Assessment
3.00%, due 5/1/41	1,800,000	1,204,910
Two Rivers North Community Development District, Special Assessment
5.25%, due 5/1/52	1,500,000	1,301,544

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
V-Dana Community Development District, Special Assessment
3.625%, due 5/1/41	$ 1,040,000	$ 774,436
Veranda Community Development District II, Special Assessment
3.60%, due 5/1/41 (c)	240,000	174,761
Viera Stewardship District, Village 2 Project, Special Assessment
Series 2
5.30%, due 5/1/43	2,340,000	2,138,161
Series 2
5.50%, due 5/1/54	3,000,000	2,680,199
Village Community Development District No. 15, Special Assessment (c)
5.00%, due 5/1/43	1,000,000	932,725
5.25%, due 5/1/54	1,800,000	1,659,156
Windward at Lakewood Ranch Community Development District, Phase 2 Project, Special Assessment
4.00%, due 5/1/42	1,055,000	817,202
4.25%, due 5/1/52	1,350,000	989,171
		232,421,114
Georgia 1.4%
Atlanta Urban Redevelopment Agency, Atlanta BeltLine Special Service District, Revenue Bonds
Insured: BAM
3.625%, due 7/1/42 (c)	5,355,000	4,271,299
Brookhaven Development Authority, Children's Healthcare of Atlanta, Revenue Bonds
Series A
4.00%, due 7/1/49	9,600,000	8,093,820
Columbia County Hospital Authority, WellStar Health System, Revenue Bonds
Series A
5.75%, due 4/1/53	10,500,000	10,969,241
Development Authority of Cobb County (The), Kennesaw State University, Revenue Bonds, Junior Lien
Series C
5.00%, due 7/15/38	85,000	86,575
	Principal Amount	Value

Georgia (continued)
Development Authority of Cobb County (The), Kennesaw State University, Revenue Bonds, Junior Lien (continued)
Series C
5.00%, due 7/15/38	$ 2,305,000	$ 2,189,635
Fulton County Residential Care Facilities for the Elderly Authority, Lenbrook Square Foundation, Inc., Revenue Bonds
5.00%, due 7/1/36	3,500,000	3,274,857
Gainesville & Hall County Development Authority, Riverside Military Academy, Inc., Revenue Bonds
5.125%, due 3/1/52	1,500,000	991,510
George L Smith II Congress Center Authority, Convention Centre Hotel, Revenue Bonds, First Tier
Series A
4.00%, due 1/1/54	4,750,000	3,559,289
George L Smith II Congress Center Authority, Convention Centre Hotel, Revenue Bonds, Second Tier
Series B
5.00%, due 1/1/54 (c)	4,000,000	2,987,717
Main Street Natural Gas, Inc., Revenue Bonds
Series A
4.00%, due 5/15/39	6,550,000	5,558,438
Series A
5.00%, due 5/15/38	3,500,000	3,340,502
Municipal Electric Authority of Georgia, Project One Subordinated Bonds, Revenue Bonds
Series A, Insured: BAM
4.00%, due 1/1/49	14,150,000	11,585,748
Municipal Electric Authority of Georgia, Plant Vogtle Units 3&4 Project, Revenue Bonds
Series B, Insured: BAM
4.00%, due 1/1/49	56,515,000	46,273,397
		103,182,028
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Guam 0.4%
Guam Department of Education, John F. Kennedy High School Refunding & Energy Efficiency Project, Certificate of Participation
Series A
4.25%, due 2/1/30	$ 1,190,000	$ 1,092,033
Series A
5.00%, due 2/1/40	4,825,000	4,244,511
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
5.00%, due 7/1/40	230,000	214,299
Series A
5.00%, due 1/1/50	5,890,000	5,292,418
Port Authority of Guam, Revenue Bonds
Series A
5.00%, due 7/1/48	4,850,000	4,475,248
Territory of Guam, Business Privilege Tax, Revenue Bonds
Series F
4.00%, due 1/1/36	5,820,000	5,235,901
Series D
5.00%, due 11/15/32	2,000,000	1,961,486
Series D
5.00%, due 11/15/34	4,580,000	4,414,506
Series D
5.00%, due 11/15/35	5,600,000	5,341,745
		32,272,147
Hawaii 0.6%
Kauai County Community Facilities District, Kukui'ula Development Project, Special Tax
4.375%, due 5/15/42	2,300,000	1,887,492
5.00%, due 5/15/49	4,250,000	3,831,140
5.00%, due 5/15/51	5,585,000	5,002,241
State of Hawaii Department of Budget & Finance, Hawaiian Electric Co., Inc., Revenue Bonds (a)
Insured: AGM-CR
3.50%, due 10/1/49	25,800,000	18,109,386
Series B
4.00%, due 3/1/37	5,000,000	3,237,824
	Principal Amount	Value

Hawaii (continued)
State of Hawaii Department of Budget & Finance, Chaminade University of Honolulu, Revenue Bonds
Series A
5.00%, due 1/1/45 (c)	$ 1,500,000	$ 1,175,347
State of Hawaii Department of Budget & Finance, Hawaii Pacific University, Revenue Bonds (c)
Series A
6.625%, due 7/1/33	2,085,000	2,085,852
Series A
6.875%, due 7/1/43	4,240,000	4,239,693
		39,568,975
Idaho 0.1%
Idaho Health Facilities Authority, St Luke's Health System Project, Revenue Bonds
Series A
3.00%, due 3/1/51	8,750,000	5,437,317
Idaho Health Facilities Authority, Madison Memorial Hospital, Revenue Bonds
5.00%, due 9/1/37	1,000,000	901,257
Idaho Housing & Finance Association, Gem Prep: Meridian Project, Revenue Bonds
Series A, Insured: School Bond Guaranty
4.00%, due 5/1/57	4,315,000	3,050,778
		9,389,352
Illinois 10.8%
Bridgeview Finance Corp., Sales Tax, Revenue Bonds
Series A
5.00%, due 12/1/42	7,150,000	6,350,671
Chicago Board of Education, Capital Appreciation, School Reform, Unlimited General Obligation
Series A, Insured: NATL-RE
(zero coupon), due 12/1/27	5,125,000	4,196,322
Series B-1, Insured: NATL-RE
(zero coupon), due 12/1/30	12,900,000	9,024,105
Series A, Insured: NATL-RE
(zero coupon), due 12/1/31	170,000	112,562
Series B-1, Insured: NATL-RE
(zero coupon), due 12/1/31	1,095,000	725,030

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Chicago Board of Education, Unlimited General Obligation
Series B
4.00%, due 12/1/38	$ 3,750,000	$ 3,092,325
Series A
4.00%, due 12/1/42	2,965,000	2,310,166
Series A
4.00%, due 12/1/43	4,000,000	3,085,294
Series A
4.00%, due 12/1/47	43,945,000	32,647,655
Series A
5.00%, due 12/1/30	3,500,000	3,460,862
Series B
5.00%, due 12/1/31	4,650,000	4,586,061
Series A
5.00%, due 12/1/37	13,405,000	12,603,157
Series A
5.00%, due 12/1/38	5,150,000	4,788,277
Series G
5.00%, due 12/1/44	2,785,000	2,487,523
Series D
5.00%, due 12/1/46	11,100,000	9,770,086
Series A
5.00%, due 12/1/47	30,695,000	26,928,014
Series C
5.25%, due 12/1/39	1,405,000	1,301,277
Series A
7.00%, due 12/1/44	10,975,000	11,216,441
Chicago Board of Education, Dedicated Capital Improvement, Unlimited General Obligation
Series C
5.00%, due 12/1/34	2,270,000	2,205,715
Series H
5.00%, due 12/1/36	1,915,000	1,811,685
Series B
7.00%, due 12/1/42 (c)	9,600,000	10,015,176
Series A
7.00%, due 12/1/46 (c)	3,650,000	3,789,818
Chicago Board of Education, Dedicated Capital Improvement, Revenue Bonds
5.00%, due 4/1/35	1,615,000	1,603,515
5.00%, due 4/1/36	1,270,000	1,247,472
5.00%, due 4/1/42	3,500,000	3,211,971
5.00%, due 4/1/46	4,650,000	4,151,623
5.75%, due 4/1/48	5,750,000	5,782,552
	Principal Amount	Value

Illinois (continued)
Chicago Board of Education, Dedicated Capital Improvement, Revenue Bonds (continued)
6.00%, due 4/1/46	$ 41,400,000	$ 41,649,091
Chicago O'Hare International Airport, TRIPS Obligated Group, Revenue Bonds
5.00%, due 7/1/38 (a)	1,500,000	1,413,831
Chicago O'Hare International Airport, General, Revenue Bonds, Senior Lien
Series A, Insured: AGM
5.50%, due 1/1/53 (a)	4,690,000	4,714,023
City of Chicago, City Colleges Capital Improvement Project, Unlimited General Obligation
Insured: NATL-RE
(zero coupon), due 1/1/34	300,000	174,927
City of Chicago, Waterworks, Revenue Bonds, Second Lien
4.00%, due 11/1/37	3,145,000	2,764,154
City of Chicago, Unlimited General Obligation
Series A
5.00%, due 1/1/39	5,650,000	5,512,252
Series A
5.00%, due 1/1/40	3,900,000	3,779,675
Series A
5.00%, due 1/1/44	11,150,000	10,527,862
Series A
5.50%, due 1/1/49	17,950,000	17,542,090
Series A
6.00%, due 1/1/38	38,545,000	39,490,305
City of Chicago, Taxable Project, Unlimited General Obligation
Series B
5.50%, due 1/1/31	2,360,000	2,362,437
Series D
5.50%, due 1/1/37	3,500,000	3,454,603
Series A
5.75%, due 1/1/34	3,550,000	3,647,996
City of Galesburg, Knox College Project, Revenue Bonds
Series A
4.00%, due 10/1/46	6,700,000	5,041,751
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Illinois Finance Authority, Midwestern University Foundation, Revenue Bonds
Series A
2.25%, due 7/1/33 (a)	$ 500,000	$ 373,870
Illinois Finance Authority, University of Illinois Health Services, Revenue Bonds
4.00%, due 10/1/50	13,850,000	10,390,803
4.00%, due 10/1/55	5,365,000	3,912,376
Illinois Finance Authority, Bradley University, Revenue Bonds
Series A
4.00%, due 8/1/51	3,225,000	2,404,415
Illinois Finance Authority, Learn Charter School Project, Revenue Bonds
4.00%, due 11/1/51	1,100,000	827,985
4.00%, due 11/1/56	750,000	548,259
Illinois Finance Authority, Rosalind Franklin University of Medicine & Science, Revenue Bonds
Series C
4.25%, due 8/1/42	2,900,000	2,436,275
Illinois Finance Authority, Columbia College Chicago, Revenue Bonds
Series A
5.00%, due 12/1/23	1,125,000	1,124,508
Series A
5.00%, due 12/1/37	9,650,000	9,030,792
Illinois Finance Authority, Noble Network Charter Schools, Revenue Bonds
5.00%, due 9/1/32	1,830,000	1,800,467
Illinois Finance Authority, Friendship Village Schaumburg, Revenue Bonds (d)(e)(g)
5.00%, due 2/15/37	7,375,000	1,991,250
5.125%, due 2/15/45	5,715,000	1,543,050
Illinois Finance Authority, Christian Homes, Inc., Revenue Bonds
5.00%, due 5/15/40	1,265,000	572,412
Illinois Finance Authority, Franciscan Communities, Inc., Revenue Bonds
Series A
5.00%, due 5/15/47	1,155,000	965,803
	Principal Amount	Value

Illinois (continued)
Illinois Finance Authority, Chicago International School Project, Revenue Bonds
Series A
5.00%, due 12/1/47	$ 3,000,000	$ 2,563,879
Illinois Finance Authority, Rosalind Franklin University of Medicine and Science, Revenue Bonds
Series C
5.00%, due 8/1/49	1,300,000	1,168,201
Illinois Finance Authority, Student Housing & Academic Facility, CHF-Chicago LLC, University of Illinois at Chicago Project, Revenue Bonds
Series A
5.00%, due 2/15/50	7,985,000	6,887,704
Illinois Finance Authority, Roosevelt University Project, Revenue Bonds
5.50%, due 4/1/32	2,000,000	1,843,777
Illinois Finance Authority, Roosevelt University, Revenue Bonds (c)
Series A
6.00%, due 4/1/38	3,130,000	2,798,871
Series A
6.125%, due 4/1/49	2,355,000	2,022,605
Macon County School District No. 61 Decatur, Unlimited General Obligation
Series C, Insured: AGM
4.00%, due 1/1/40	2,500,000	2,165,607
Series C, Insured: AGM
4.00%, due 1/1/45	2,875,000	2,436,834
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bonds
Series A, Insured: AGM-CR
(zero coupon), due 6/15/30	5,675,000	4,192,056
Series A, Insured: NATL-RE
(zero coupon), due 12/15/32	37,700,000	24,371,862
Series A, Insured: NATL-RE
(zero coupon), due 6/15/33	1,165,000	734,964
Series A, Insured: NATL-RE
(zero coupon), due 12/15/33	2,250,000	1,384,549
Series A, Insured: NATL-RE
(zero coupon), due 6/15/34	45,315,000	27,160,130

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bonds (continued)
Series A, Insured: NATL-RE
(zero coupon), due 12/15/36	$ 33,795,000	$ 17,347,937
Series A, Insured: NATL-RE
(zero coupon), due 6/15/37	6,000,000	2,974,808
Series A
(zero coupon), due 6/15/37	3,000,000	1,448,457
Series A, Insured: NATL-RE
(zero coupon), due 12/15/37	29,910,000	14,329,648
Series A, Insured: NATL-RE
(zero coupon), due 6/15/38	14,365,000	6,640,744
Series A
(zero coupon), due 12/15/39	3,500,000	1,435,206
Series A, Insured: AGM-CR NATL-RE
(zero coupon), due 12/15/40	27,700,000	11,212,902
Series B-1, Insured: AGM
(zero coupon), due 6/15/44	13,660,000	4,426,852
Series B-1, Insured: AGM
(zero coupon), due 6/15/47	6,270,000	1,702,535
Series B
(zero coupon), due 12/15/50	37,865,000	7,835,113
Series B
(zero coupon), due 12/15/51	57,100,000	11,106,938
Series A, Insured: AGM
(zero coupon), due 12/15/52	6,180,000	1,216,804
Series B, Insured: BAM
(zero coupon), due 12/15/54	56,510,000	9,915,160
Series A, Insured: BAM
(zero coupon), due 12/15/56	51,050,000	7,957,873
Series A, Insured: AGM-CR
(zero coupon), due 12/15/56	22,250,000	3,468,417
Series B, Insured: AGM
(zero coupon), due 12/15/56	10,000,000	1,558,839
Series A, Insured: BAM
4.00%, due 12/15/42	2,500,000	2,142,296
Series A
4.00%, due 6/15/50	23,900,000	18,605,000
Series A
4.00%, due 6/15/52	27,500,000	21,183,877
Series B
5.00%, due 6/15/42	1,430,000	1,382,414
Series A
5.00%, due 6/15/50	1,000,000	929,902
	Principal Amount	Value

Illinois (continued)
Metropolitan Pier & Exposition Authority, Mccormick Place Expansion Project, Revenue Bonds
Series A
(zero coupon), due 12/15/38	$ 3,750,000	$ 1,639,448
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Capital Appreciation, Revenue Bonds
Series B-1, Insured: AGM
(zero coupon), due 6/15/43	32,130,000	11,077,264
Northern Illinois University, Revenue Bonds
Insured: BAM
4.00%, due 10/1/40	1,245,000	1,059,796
Insured: BAM
4.00%, due 10/1/41	1,660,000	1,391,687
Richland Clark Etc Counties Community College District No. 529, Illinois Eastern
5.00%, due 12/1/33	6,035,000	5,764,739
Sangamon County Water Reclamation District, Alternative Revenue Source, Unlimited General Obligation
Series A, Insured: BAM
4.00%, due 1/1/49	13,600,000	11,128,503
State of Illinois, Unlimited General Obligation
Series A
4.00%, due 3/1/40	1,360,000	1,159,163
Series C
4.00%, due 10/1/40	1,500,000	1,267,944
Insured: BAM
4.00%, due 6/1/41	27,720,000	23,900,469
Series C
4.00%, due 10/1/41	7,550,000	6,334,786
Series C
4.00%, due 10/1/42	8,650,000	7,199,239
Series C
4.25%, due 10/1/45	23,200,000	19,258,039
Series A
4.50%, due 12/1/41	6,425,000	5,712,910
Series A
5.00%, due 12/1/27	2,315,000	2,373,619
Series B
5.00%, due 12/1/27	8,915,000	9,140,738
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
State of Illinois, Unlimited General Obligation (continued)
5.00%, due 2/1/28	$ 2,700,000	$ 2,752,642
Series C
5.00%, due 11/1/29	14,135,000	14,426,407
Series A
5.00%, due 12/1/31	1,485,000	1,508,907
Series A
5.00%, due 12/1/39	2,400,000	2,279,695
Series A
5.00%, due 5/1/40	2,000,000	1,892,545
5.75%, due 5/1/45	16,820,000	17,164,369
State of Illinois, Rebuild Illinois Program, Unlimited General Obligation
Series C
4.00%, due 11/1/41	19,300,000	16,176,426
Upper Illinois River Valley Development Authority, Morris Hospital Obligated Group, Revenue Bonds
5.00%, due 12/1/43	1,600,000	1,441,716
5.00%, due 12/1/48	13,055,000	11,390,670
Village of Bridgeview, Unlimited General Obligation
Series A
5.125%, due 12/1/44	100,000	81,090
Series A
5.50%, due 12/1/43	1,545,000	1,327,857
Series A
5.50%, due 12/1/43	1,260,000	1,082,913
Series A
5.625%, due 12/1/41	3,940,000	3,500,717
Series A
5.75%, due 12/1/35	2,705,000	2,607,819
Village of Oak Lawn, Corporate Purpose, Unlimited General Obligation
Insured: NATL-RE
4.40%, due 12/1/26	400,000	376,321
Insured: NATL-RE
4.45%, due 12/1/28	430,000	392,598
Insured: NATL-RE
4.50%, due 12/1/30	475,000	452,036
Insured: NATL-RE
4.50%, due 12/1/32	520,000	453,788
	Principal Amount	Value

Illinois (continued)
Village of Oak Lawn, Corporate Purpose, Unlimited General Obligation (continued)
Insured: NATL-RE
4.50%, due 12/1/34	$ 575,000	$ 550,669
Village of Riverdale, Unlimited General Obligation
8.00%, due 10/1/36	1,610,000	1,612,511
Village of Romeoville, Lewis University, Revenue Bonds
Series B
4.125%, due 10/1/46	3,600,000	2,727,923
Series B
5.00%, due 10/1/36	1,000,000	958,761
Series B
5.00%, due 10/1/39	1,275,000	1,177,669
		775,799,771
Indiana 0.8%
City of Mount Vernon, Southern Indiana Gas & Electric Co., Revenue Bonds
4.25%, due 9/1/55 (a)(b)	7,750,000	7,543,526
City of Valparaiso, Pratt Paper LLC Project, Revenue Bonds
7.00%, due 1/1/44 (a)	5,200,000	5,210,190
County of Warrick, Southern Indiana Gas & Electric Co., Revenue Bonds
4.25%, due 9/1/55 (a)(b)	7,350,000	7,154,183
Gary Chicago International Airport Authority, Revenue Bonds (a)
5.00%, due 2/1/29	1,170,000	1,170,151
5.25%, due 2/1/34	750,000	750,686
Indiana Finance Authority, Marian University, Inc., Revenue Bonds
Series A
4.00%, due 9/15/44	1,090,000	829,196
Indiana Finance Authority, University of Indianapolis Education Facilities Project, Revenue Bonds
5.00%, due 10/1/43	2,000,000	1,814,126
Indiana Finance Authority, BHI Senior Living, Inc., Revenue Bonds
Series A
5.00%, due 11/15/48	4,650,000	3,939,817
Series A
5.00%, due 11/15/53	4,100,000	3,399,444

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Indiana (continued)
Indiana Finance Authority, United States Steel Corp., Revenue Bonds
Series A
6.75%, due 5/1/39 (a)	$ 1,250,000	$ 1,314,574
Terre Haute Sanitary District, Revenue Bonds
5.25%, due 9/28/28	20,250,000	19,887,632
Town of Upland, Taylor University Project, Revenue Bonds
4.00%, due 9/1/46	3,000,000	2,312,535
		55,326,060
Iowa 1.1%
City of Coralville, Annual Appropriation, Revenue Bonds
Series B
4.25%, due 5/1/37	890,000	738,540
City of Coralville, Annual Appropriation, Tax Allocation
Series C
4.50%, due 5/1/47	2,930,000	2,396,331
City of Coralville, Revenue Bonds
Series C
5.00%, due 5/1/42	6,900,000	5,946,813
Iowa Finance Authority, Iowa Fertilizer Co. Project, Revenue Bonds
5.00%, due 12/1/50	15,235,000	13,522,798
5.00%, due 12/1/50 (b)	7,015,000	6,387,169
Iowa Higher Education Loan Authority, Des Moines University Project, Revenue Bonds
4.00%, due 10/1/45	13,850,000	10,945,168
Iowa Tobacco Settlement Authority, Capital Appreciation, Revenue Bonds
Series B-2, Class 2
(zero coupon), due 6/1/65	230,200,000	21,361,363
Iowa Tobacco Settlement Authority, Revenue Bonds
Series A-2, Class 1
4.00%, due 6/1/49	8,905,000	7,293,452
Series B-1, Class 2
4.00%, due 6/1/49	3,820,000	3,408,628
	Principal Amount	Value

Iowa (continued)
State of Iowa Board of Regents, University of Iowa Hospitals & Clinics, Revenue Bonds
Series B
3.00%, due 9/1/61	$ 8,700,000	$ 5,068,885
		77,069,147
Kansas 0.3%
City of Manhattan, Meadowlark Hills Retirement Community, Revenue Bonds
Series A
4.00%, due 6/1/46	1,000,000	670,509
Wyandotte County-Kansas City Unified Government, Vacation Village Project Area 4 - Major Multi-Sport Athletic Complex Project, Revenue Bonds
(zero coupon), due 9/1/34 (c)	51,985,000	18,810,996
		19,481,505
Kentucky 0.9%
City of Campbellsville, Campbellsville University Project, Revenue Bonds
5.00%, due 3/1/39	4,430,000	3,896,472
City of Columbia, Lindsey Wilson College Project, Revenue Bonds
5.00%, due 12/1/33	3,555,000	3,338,878
City of Henderson, Pratt Paper LLC Project, Revenue Bonds (a)(c)
Series A
4.45%, due 1/1/42	7,950,000	7,040,050
Series B
4.45%, due 1/1/42	8,950,000	7,925,591
Series A
4.70%, due 1/1/52	12,155,000	10,520,577
Series B
4.70%, due 1/1/52	4,350,000	3,765,077
Kentucky Economic Development Finance Authority, Owensboro Health, Revenue Bonds
Series A
5.00%, due 6/1/45	13,500,000	12,186,093
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Kentucky (continued)
Kentucky Municipal Power Agency, Prairie State Project, Revenue Bonds
Series A
4.00%, due 9/1/45	$ 20,695,000	$ 16,114,435
		64,787,173
Louisiana 0.1%
Calcasieu Parish Memorial Hospital Service District, Lake Charles Memorial Hospital Project, Revenue Bonds
5.00%, due 12/1/39	1,475,000	1,183,441
Louisiana Local Government Environmental Facilities & Community Development Authority, Peoples of Bastrop LLC Project, Revenue Bonds
5.625%, due 6/15/51 (c)	2,500,000	1,878,483
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Obligated Group, Revenue Bonds
5.00%, due 5/15/47	4,700,000	4,436,206
		7,498,130
Maine 0.0% ‡
City of Portland, General Airport, Green Bond, Revenue Bonds
4.00%, due 1/1/40	1,250,000	1,083,184
Maryland 1.1%
County of Baltimore, Oak Crest Village, Inc. Facility, Revenue Bonds
4.00%, due 1/1/45	4,000,000	3,163,360
County of Frederick, Oakdale Lake Linganore Project, Tax Allocation
3.75%, due 7/1/39	1,410,000	1,122,119
County of Frederick, Technology Park Project TIF Development District, Tax Allocation
Series B
4.625%, due 7/1/43 (c)	10,830,000	9,509,686
	Principal Amount	Value

Maryland (continued)
County of Frederick, Mount St Mary's University, Inc., Revenue Bonds (c)
Series A
5.00%, due 9/1/37	$ 3,000,000	$ 2,717,842
Series A
5.00%, due 9/1/45	500,000	419,776
Maryland Economic Development Corp., Port Convington Project, Tax Allocation
4.00%, due 9/1/50	6,750,000	4,981,716
Maryland Economic Development Corp., Purple Line Light Project, Green Bond, Revenue Bonds
Series B
5.25%, due 6/30/47 (a)	34,650,000	32,480,311
Maryland Health & Higher Educational Facilities Authority, Stevenson University, Inc., Revenue Bonds
Series A
4.00%, due 6/1/46	750,000	607,057
Maryland Health & Higher Educational Facilities Authority, Adventist Healthcare, Revenue Bonds
Series B
4.00%, due 1/1/51	20,110,000	14,571,887
Maryland Health & Higher Educational Facilities Authority, Stevenson University, Inc. Project, Revenue Bonds
Series A
4.00%, due 6/1/55	900,000	684,370
Maryland Health & Higher Educational Facilities Authority, Broadmead Issue, Revenue Bonds
Series A
5.00%, due 7/1/38	1,000,000	954,887
Series A
5.00%, due 7/1/48	3,000,000	2,672,583
Maryland Health & Higher Educational Facilities Authority, Meritus Medical Center Issue, Revenue Bonds
5.00%, due 7/1/45	4,000,000	3,726,444

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Maryland (continued)
Maryland Health & Higher Educational Facilities Authority, Green Street Academy Inc., Revenue Bonds (c)
Series A
5.125%, due 7/1/37	$ 1,260,000	$ 1,149,289
Series A
5.375%, due 7/1/52	1,530,000	1,303,878
Maryland Health & Higher Educational Facilities Authority, Edenwald Issue, Revenue Bonds
5.25%, due 1/1/37	1,000,000	964,022
		81,029,227
Massachusetts 1.0%
Massachusetts Development Finance Agency, Wellforce Obligated Group, Revenue Bonds
Series C, Insured: AGM
4.00%, due 10/1/45	2,150,000	1,796,633
Massachusetts Development Finance Agency, Equitable School Revolving Fund LLC, Revenue Bonds
Series C
4.00%, due 11/1/46	1,500,000	1,194,834
Series C
4.00%, due 11/1/51	20,000	15,391
Massachusetts Development Finance Agency, Linden Ponds, Inc., Revenue Bonds (c)
5.00%, due 11/15/33	3,000,000	3,002,241
5.125%, due 11/15/46	5,600,000	5,263,898
Massachusetts Development Finance Agency, Milford Regional Medical Center, Revenue Bonds (c)
Series G
5.00%, due 7/15/35	270,000	237,592
Series G
5.00%, due 7/15/36	235,000	204,672
Series G
5.00%, due 7/15/37	245,000	211,177
Series G
5.00%, due 7/15/46	1,100,000	882,065
	Principal Amount	Value

Massachusetts (continued)
Massachusetts Development Finance Agency, Provident Commonwealth Education Resources II, Inc., Revenue Bonds
5.00%, due 10/1/38	$ 1,215,000	$ 1,086,795
Massachusetts Development Finance Agency, Western New England University, Revenue Bonds
5.00%, due 9/1/40	1,325,000	1,191,796
5.00%, due 9/1/45	1,175,000	1,010,504
Massachusetts Development Finance Agency, Dexter Southfield, Revenue Bonds
5.00%, due 5/1/41	2,700,000	2,639,335
Massachusetts Development Finance Agency, Ascentria Care Alliance Project, Revenue Bonds
5.00%, due 7/1/41 (c)	3,875,000	3,089,208
Massachusetts Development Finance Agency, UMass Dartmouth Student Housing Project, Revenue Bonds
5.00%, due 10/1/43	2,000,000	1,718,264
5.00%, due 10/1/48	7,650,000	6,407,613
5.00%, due 10/1/54	15,400,000	12,563,727
Massachusetts Development Finance Agency, UMass Memorial Health Care Obligated Group, Revenue Bonds
Series L
5.00%, due 7/1/44	8,105,000	7,550,904
Series I
5.00%, due 7/1/46	2,000,000	1,853,771
Massachusetts Development Finance Agency, UMass Boston Student Housing Project, Revenue Bonds
5.00%, due 10/1/48	10,040,000	8,749,787
Massachusetts Educational Financing Authority, Educational Loan, Revenue Bonds (a)
Series B
2.00%, due 7/1/37	3,600,000	2,857,444
Series C
3.00%, due 7/1/51	7,305,000	4,271,304
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts Educational Financing Authority, Revenue Bonds, Senior Lien
Series B
3.00%, due 7/1/35 (a)	$ 490,000	$ 488,489
Town of Stoneham, Limited General Obligation
2.25%, due 1/15/40	4,030,000	2,649,285
		70,936,729
Michigan 2.8%
Calhoun County Hospital Finance Authority, Oaklawn Hospital, Revenue Bonds
5.00%, due 2/15/41	3,260,000	2,849,245
5.00%, due 2/15/47	3,000,000	2,486,522
Chandler Park Academy, Revenue Bonds
5.125%, due 11/1/30	1,050,000	998,113
5.125%, due 11/1/35	605,000	559,527
City of Detroit, Unlimited General Obligation
Insured: AMBAC
4.60%, due 4/1/24	20,150	19,936
5.00%, due 4/1/27	850,000	853,584
5.00%, due 4/1/31	1,000,000	1,001,393
5.00%, due 4/1/33	1,200,000	1,201,155
5.00%, due 4/1/35	1,000,000	994,608
5.00%, due 4/1/37	1,100,000	1,066,599
5.00%, due 4/1/38	850,000	810,643
Insured: AMBAC
5.25%, due 4/1/24	45,725	45,359
5.50%, due 4/1/45	1,100,000	1,062,947
5.50%, due 4/1/50	2,070,000	1,977,228
City of Detroit, Water Supply System, Revenue Bonds, Second Lien
Series B, Insured: NATL-RE
5.00%, due 7/1/34	10,000	10,010
Detroit Service Learning Academy, Revenue Bonds
4.00%, due 7/1/31	1,745,000	1,570,207
4.00%, due 7/1/41	3,600,000	2,693,420
Great Lakes Water Authority, Water Supply System, Revenue Bonds, Second Lien
Series B
5.00%, due 7/1/46	3,000,000	2,920,614
	Principal Amount	Value

Michigan (continued)
Kentwood Economic Development Corp., Holland Home Obligated Group, Revenue Bonds
5.00%, due 11/15/41	$ 2,085,000	$ 1,759,493
Michigan Finance Authority, Tobacco Settlement Asset-Backed, Capital Appreciation, Revenue Bonds, Senior Lien
Series B
(zero coupon), due 6/1/45	48,300,000	10,633,250
Michigan Finance Authority, Tobacco Settlement Asset-Backed, Revenue Bonds, Senior Lien
Series B-2, Class 2
(zero coupon), due 6/1/65	287,185,000	21,344,853
Michigan Finance Authority, Calvin University Obligated Group, Revenue Bonds
4.00%, due 9/1/46	4,470,000	3,425,130
Michigan Finance Authority, Wayne County Criminal Justice Center Project, Revenue Bonds, Senior Lien
4.00%, due 11/1/48	6,650,000	5,465,191
Michigan Finance Authority, Henry Ford Health System, Revenue Bonds
Series A
4.00%, due 11/15/50	4,945,000	3,875,363
Michigan Finance Authority, Great Lakes Water Authority Sewage Disposal System, Revenue Bonds
Series C
5.00%, due 7/1/34	1,000,000	1,007,363
Series C
5.00%, due 7/1/35	2,000,000	2,016,640
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds
Series D-4
5.00%, due 7/1/34	1,000,000	991,724
Michigan Finance Authority, College for Creative Studies, Revenue Bonds
5.00%, due 12/1/36	1,000,000	958,042
5.00%, due 12/1/40	1,700,000	1,546,347
5.00%, due 12/1/45	4,400,000	3,852,734

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Michigan (continued)
Michigan Finance Authority, Lawrence Technological University, Revenue Bonds
5.00%, due 2/1/37	$ 1,550,000	$ 1,411,467
5.25%, due 2/1/32	3,350,000	3,260,534
Michigan Finance Authority, Local Government Loan Program, Public Lightning Local Project, Revenue Bonds
Series B
5.00%, due 7/1/44	4,000,000	3,551,167
Michigan Finance Authority, Landmark Academy, Revenue Bonds
5.00%, due 6/1/45	2,920,000	2,346,305
Michigan Finance Authority, Presbyterian Villages of Michigan Obligated Group, Revenue Bonds
5.50%, due 11/15/45	1,025,000	828,101
Michigan Finance Authority, Universal Learning Academy, Revenue Bonds
5.75%, due 11/1/40	2,630,000	2,378,737
Michigan Finance Authority, Public School Academy-Voyageur, Revenue Bonds
5.90%, due 7/15/46 (c)	1,955,000	1,430,143
Michigan Municipal Bond Authority, Local Government Loan Program, Revenue Bonds
Series A, Insured: AMBAC
4.50%, due 5/1/31	305,000	280,993
Michigan Strategic Fund, Holland Home Obligated Group, Revenue Bonds
5.00%, due 11/15/42	1,765,000	1,473,109
5.00%, due 11/15/43	2,220,000	1,836,861
Michigan Strategic Fund, State of Michigan Department of Transportation, Revenue Bonds
5.00%, due 6/30/48 (a)	18,680,000	17,004,200
Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed, Capital Appreciation, Revenue Bonds
Series B
(zero coupon), due 6/1/46	281,605,000	29,667,481
	Principal Amount	Value

Michigan (continued)
Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed, Capital Appreciation, Revenue Bonds (continued)
Series B
(zero coupon), due 6/1/52	$ 23,170,000	$ 2,267,266
Series C
(zero coupon), due 6/1/58	407,380,000	18,401,843
Richfield Public School Academy, Revenue Bonds
4.00%, due 9/1/30	750,000	668,471
State of Michigan, Trunk Line, Revenue Bonds
5.50%, due 11/15/49	31,180,000	33,209,893
Summit Academy North, Michigan Public School Academy, Revenue Bonds
4.00%, due 11/1/41	2,875,000	2,181,879
		202,195,690
Minnesota 1.1%
City of Crookston, Riverview Healthcare Project, Revenue Bonds
5.00%, due 5/1/51	4,000,000	2,715,932
City of Forest Lake, Lakes International Language Academy Project, Revenue Bonds
Series A
5.375%, due 8/1/50	1,250,000	1,065,626
City of Ham Lake, Parnassus Preparatory School Project, Revenue Bonds
Series A
5.00%, due 11/1/47	3,250,000	2,706,232
City of Independence, Global Academy Project, Revenue Bonds
Series A
4.00%, due 7/1/51	1,400,000	942,524
Series A
4.00%, due 7/1/56	1,080,000	703,421
City of Minneapolis, Twin Cities International School Project, Revenue Bonds
Series A
5.00%, due 12/1/47 (c)	3,785,000	3,195,638
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Minnesota (continued)
City of Rochester, Samaritan Bethany, Inc. Project, Revenue Bonds
Series A
5.00%, due 8/1/48	$ 925,000	$ 672,929
Duluth Economic Development Authority, Essentia Health Obligated Group, Revenue Bonds
Series A
5.00%, due 2/15/53	15,350,000	13,821,158
Series A
5.25%, due 2/15/53	22,465,000	21,641,027
Series A
5.25%, due 2/15/58	16,165,000	15,491,749
Duluth Economic Development Authority, St. Luke's Hospital of Duluth, Revenue Bonds
Series B
5.25%, due 6/15/42	4,000,000	3,667,900
Series B
5.25%, due 6/15/47	3,000,000	2,695,995
Series B
5.25%, due 6/15/52	4,750,000	4,158,146
Duluth Economic Development Authority, Cambia Hills of Bethel Project, Revenue Bonds
5.625%, due 12/1/55 (d)(e)(f)	3,871,624	2,168,110
		75,646,387
Mississippi 0.0% ‡
Mississippi Business Finance Corp., System Energy Resources, Inc. Project, Revenue Bonds
2.375%, due 6/1/44	6,700,000	3,557,762
Missouri 0.7%
Branson Industrial Development Authority, Tax Increment, Branson Landing-Retail Project, Tax Allocation
5.50%, due 6/1/29	2,690,000	2,455,597
Cape Girardeau County Industrial Development Authority, Southeast Health, Revenue Bonds
4.00%, due 3/1/41	530,000	430,209
4.00%, due 3/1/46	1,695,000	1,318,896
	Principal Amount	Value

Missouri (continued)
City of Lees Summit, Department of Airports, Summit Fair Project, Tax Allocation
4.875%, due 11/1/37 (c)	$ 3,045,000	$ 2,572,809
Health & Educational Facilities Authority of the State of Missouri, Maryville University of St. Louis, Revenue Bonds
Series A
4.00%, due 6/15/41	3,300,000	2,650,596
Series A
5.00%, due 6/15/45	3,270,000	2,907,144
Health & Educational Facilities Authority of the State of Missouri, Lutheran Senior Services Project, Revenue Bonds
4.00%, due 2/1/42	3,750,000	2,945,875
Health & Educational Facilities Authority of the State of Missouri, AT Still University of Health Sciences, Revenue Bonds
Series A
4.00%, due 10/1/43	1,125,000	931,999
Health & Educational Facilities Authority of the State of Missouri, Lake Regional Health System, Revenue Bonds
4.00%, due 2/15/51	2,125,000	1,553,374
Health & Educational Facilities Authority of the State of Missouri, Mercy Health, Revenue Bonds
4.00%, due 6/1/53	6,915,000	5,478,568
5.00%, due 12/1/52	4,400,000	4,249,168
Health & Educational Facilities Authority of the State of Missouri, Capital Region Medical Center, Revenue Bonds
5.00%, due 11/1/40	1,850,000	1,781,685
Kansas City Industrial Development Authority, Airport, Revenue Bonds
Series A, Insured: AGM
4.00%, due 3/1/57 (a)	2,400,000	1,840,228
Kansas City Land Clearance Redevelopment Authority, Convention Center Hotel Project, Tax Allocation
Series B
5.00%, due 2/1/40 (c)	4,700,000	3,537,847

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Missouri (continued)
Lees Summit Industrial Development Authority, Fair Community Improvement District, Special Assessment
5.00%, due 5/1/35	$ 785,000	$ 676,915
6.00%, due 5/1/42	2,800,000	2,371,106
Maryland Heights Industrial Development Authority, St. Louis Community Ice Center Project, Revenue Bonds
Series A
5.00%, due 3/15/49	7,500,000	5,789,636
Springfield School District No. R-12, Unlimited General Obligation
2.25%, due 3/1/40	2,000,000	1,281,447
St. Louis County Industrial Development Authority, Nazareth Living Center Project, Revenue Bonds
Series A
5.125%, due 8/15/45	1,900,000	1,478,813
St. Louis Land Clearance for Redevelopment Authority, Scottrade Center Project, Revenue Bonds
Series A
5.00%, due 4/1/48	2,000,000	1,855,378
		48,107,290
Montana 0.3%
City of Forsyth, NorthWestern Corp., Revenue Bonds
3.875%, due 7/1/28	9,750,000	9,321,516
County of Gallatin, Bozeman Fiber Project, Revenue Bonds (c)
Series A
4.00%, due 10/15/41	500,000	362,008
Series A
4.00%, due 10/15/46	2,500,000	1,678,984
Series A
4.00%, due 10/15/51	3,750,000	2,404,469
Montana Facility Finance Authority, Kalispell Regional Medical Center, Revenue Bonds
Series B
5.00%, due 7/1/48	5,465,000	4,723,922
		18,490,899
	Principal Amount	Value

Nebraska 0.0% ‡
County of Douglas, Creighton University, Revenue Bonds
Series A
3.00%, due 7/1/51	$ 2,500,000	$ 1,535,985
Nevada 0.3%
City of Reno, Sales Tax, Transportation Rail Access Corridor Project, Revenue Bonds
Series C
(zero coupon), due 7/1/58 (c)	14,000,000	1,426,277
City of Reno, Sales Tax, Transportation Rail Access Corridor Project, Revenue Bonds, First Lien
Series A
4.00%, due 6/1/43	2,500,000	2,000,931
City of Reno, Sales Tax, Revenue Bonds
Series D
(zero coupon), due 7/1/58 (c)	9,000,000	888,221
Las Vegas Redevelopment Agency, Tax Allocation
5.00%, due 6/15/45	2,750,000	2,578,617
State of Nevada Department of Business & Industry, Somerset Academy of Las Vegas, Revenue Bonds
Series A
5.00%, due 12/15/48 (c)	4,215,000	3,450,482
Tahoe-Douglas Visitors Authority, Revenue Bonds
5.00%, due 7/1/30	2,755,000	2,716,713
5.00%, due 7/1/34	2,000,000	1,951,339
5.00%, due 7/1/45	5,050,000	4,427,532
		19,440,112
New Hampshire 0.2%
Manchester Housing and Redevelopment Authority, Inc., Revenue Bonds
Series B, Insured: BAM
(zero coupon), due 1/1/26	1,995,000	1,768,817
Series B, Insured: BAM
(zero coupon), due 1/1/27	2,380,000	1,989,894
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Hampshire (continued)
New Hampshire Business Finance Authority, Springpoint Senior Living Project, Revenue Bonds
4.00%, due 1/1/41	$ 3,175,000	$ 2,415,381
4.00%, due 1/1/51	4,600,000	3,141,737
New Hampshire Business Finance Authority, Ascentria Care Alliance Project, Revenue Bonds (c)
5.00%, due 7/1/51	2,000,000	1,427,231
5.00%, due 7/1/56	910,000	632,315
New Hampshire Business Finance Authority, The Vista Project, Revenue Bonds
Series A
5.75%, due 7/1/54 (c)	1,500,000	1,227,561
New Hampshire Health and Education Facilities Authority Act, Kendal at Hanover, Revenue Bonds
5.00%, due 10/1/46	1,800,000	1,547,323
		14,150,259
New Jersey 4.7%
Camden County Improvement Authority (The), Camden School Prep Project, Revenue Bonds
5.00%, due 7/15/52 (c)	2,000,000	1,713,186
Essex County Improvement Authority, North Star Academy Charter School of Newark, Inc., Revenue Bonds
4.00%, due 7/15/50 (c)	2,450,000	1,842,708
4.00%, due 6/15/51	1,100,000	855,564
4.00%, due 7/15/60 (c)	8,155,000	5,800,436
Series A
4.00%, due 8/1/60 (c)	3,755,000	2,670,451
New Jersey Economic Development Authority, School Facilities Construction, Revenue Bonds
Series LLL
5.00%, due 6/15/36	5,200,000	5,320,036
Series LLL
5.00%, due 6/15/44	1,000,000	991,520
Series LLL
5.00%, due 6/15/49	6,790,000	6,638,726
	Principal Amount	Value

New Jersey (continued)
New Jersey Economic Development Authority, New Jersey Transit Transportation Project, Revenue Bonds
Series A
5.00%, due 11/1/36	$ 3,500,000	$ 3,575,482
New Jersey Economic Development Authority, Provident Group-Kean Properties LLC, Revenue Bonds
Series A
5.00%, due 7/1/37	2,650,000	2,446,912
Series A
5.00%, due 7/1/47	3,095,000	2,633,546
New Jersey Economic Development Authority, State Government Buildings Project, Revenue Bonds
Series C
5.00%, due 6/15/42	8,860,000	8,788,859
New Jersey Economic Development Authority, Port Newark Container Terminal LLC, Revenue Bonds
5.00%, due 10/1/47 (a)	15,905,000	14,402,679
New Jersey Economic Development Authority, Provident Group-Rowan Properties LLC, Revenue Bonds
Series A
5.00%, due 1/1/48	11,985,000	10,037,348
New Jersey Economic Development Authority, The Goethals Bridge Replacement Project, Revenue Bonds (a)
5.125%, due 1/1/34	3,000,000	3,001,496
Insured: AGM
5.125%, due 7/1/42	1,705,000	1,704,846
5.375%, due 1/1/43	12,105,000	11,758,730
New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds
Series B
5.625%, due 11/15/30 (a)	10,335,000	10,334,789
New Jersey Economic Development Authority, NYNJ Link Borrower LLC, Revenue Bonds
5.625%, due 1/1/52 (a)	16,695,000	16,696,184
New Jersey Economic Development Authority, Team Academy Charter School Project, Revenue Bonds
6.00%, due 10/1/43	2,055,000	2,055,812

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
New Jersey Educational Facilities Authority, St Elizabeth University, Revenue Bonds
Series D
5.00%, due 7/1/46	$ 2,190,000	$ 1,785,178
New Jersey Transportation Trust Fund Authority, Transportation Program, Revenue Bonds
Series AA
4.00%, due 6/15/38	10,350,000	9,449,924
Series AA
4.00%, due 6/15/40	11,250,000	9,995,471
Series A
4.00%, due 6/15/41	3,000,000	2,643,766
Series BB
4.00%, due 6/15/41	3,750,000	3,304,707
Series BB
4.00%, due 6/15/44	14,890,000	12,752,886
Series AA
4.00%, due 6/15/45	40,170,000	34,244,105
Series BB
4.00%, due 6/15/46	6,140,000	5,235,588
Series AA
4.00%, due 6/15/50	5,810,000	4,830,507
Series BB
4.00%, due 6/15/50	22,105,000	18,378,373
Series AA
4.25%, due 6/15/44	2,055,000	1,832,129
Series AA
5.00%, due 6/15/50	6,910,000	6,736,533
New Jersey Turnpike Authority, Revenue Bonds
Series D-1
4.50%, due 1/1/24	64,150,000	64,139,466
South Jersey Port Corp., Marine Terminal, Revenue Bonds
Series B
5.00%, due 1/1/48 (a)	24,010,000	21,935,224
South Jersey Transportation Authority, Revenue Bonds
Series A, Insured: AGM-CR
4.00%, due 11/1/50	10,900,000	8,966,640
Series A
5.00%, due 11/1/39	500,000	468,697
Series A, Insured: BAM
5.00%, due 11/1/45	10,150,000	9,917,425
	Principal Amount	Value

New Jersey (continued)
Tobacco Settlement Financing Corp., Revenue Bonds
Series A
5.00%, due 6/1/46	$ 5,125,000	$ 4,808,289
		334,694,218
New York 8.7%
Brooklyn Arena Local Development Corp., Barclays Center Project, Revenue Bonds
Series A, Insured: AGM
3.00%, due 7/15/43	2,135,000	1,446,185
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds
5.00%, due 1/1/35 (a)(c)	1,500,000	1,463,569
Build NYC Resource Corp., Metropolitan Lighthouse Charter School Project, Revenue Bonds
Series A
5.00%, due 6/1/47 (c)	1,225,000	1,086,928
Build NYC Resource Corp., Hellenic Classical Charter Schools, Revenue Bonds
Series A
5.00%, due 12/1/51 (c)	2,125,000	1,641,886
Dutchess County Local Development Corp., Bard College Project, Revenue Bonds
Series A
5.00%, due 7/1/45	6,600,000	6,062,910
Erie Tobacco Asset Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
Series B
(zero coupon), due 6/1/47	37,500,000	6,321,154
Genesee County Funding Corp. (The), Rochester Regional Health Obligated Group, Revenue Bonds
Series A
5.25%, due 12/1/52	6,750,000	6,394,528
Huntington Local Development Corp., Fountaingate Gardens Project, Revenue Bonds
Series B
4.00%, due 7/1/27	4,610,000	4,314,753
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project, Revenue Bonds
Series A
4.00%, due 11/1/42	$ 2,075,000	$ 1,374,231
Series A
4.00%, due 11/1/47	1,530,000	946,577
Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series A-1
4.00%, due 11/15/45	31,350,000	25,926,679
Series E
4.00%, due 11/15/45	23,375,000	19,335,115
Series A-1
4.00%, due 11/15/46	21,195,000	17,364,612
Series A-1
4.00%, due 11/15/46	11,050,000	9,053,030
Series A-3, Insured: AGM
4.00%, due 11/15/46	2,930,000	2,434,426
Series A-1
4.00%, due 11/15/48	6,440,000	5,201,364
Series A-1
4.00%, due 11/15/49	35,565,000	28,543,530
Series A-1, Insured: AGM
4.00%, due 11/15/50	8,550,000	6,956,905
Series A-1
4.00%, due 11/15/50	800,000	639,431
Series D
4.00%, due 11/15/50	7,730,000	6,218,548
Series A-1
4.00%, due 11/15/51	10,290,000	8,182,333
Series A-1
4.00%, due 11/15/52	3,340,000	2,643,529
Series A-2
5.00%, due 11/15/27	3,150,000	3,198,496
Series B
5.00%, due 11/15/28	1,190,000	1,219,365
Metropolitan Transportation Authority, Climate Certified Green Bond, Revenue Bonds
Series C, Insured: AGM
4.00%, due 11/15/47	2,000,000	1,649,673
	Principal Amount	Value

New York (continued)
Metropolitan Transportation Authority, Revenue Bonds
Series D
5.00%, due 11/15/27	$ 2,055,000	$ 2,086,638
Monroe County Industrial Development Corp., St. Ann's Community Project, Revenue Bonds
5.00%, due 1/1/50	1,000,000	745,170
Nassau County Tobacco Settlement Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
Series A-3
5.00%, due 6/1/35	2,075,000	1,821,252
Series A-3
5.125%, due 6/1/46	12,605,000	10,672,071
New York City Industrial Development Agency, Queens Baseball Stadium Project, Revenue Bonds
Series A, Insured: AGM
3.00%, due 1/1/46	12,365,000	8,251,754
New York City Industrial Development Agency, Yankee Stadium Project, Revenue Bonds
Series A, Insured: AGM
3.00%, due 3/1/49	1,750,000	1,131,592
Series A, Insured: AGM-CR
3.00%, due 3/1/49	17,600,000	11,380,581
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series E-1
4.00%, due 2/1/49	49,060,000	41,412,493
New York Convention Center Development Corp., Hotel Unit Fee, Revenue Bonds, Senior Lien
Series A
(zero coupon), due 11/15/47	10,000,000	2,479,780
New York Counties Tobacco Trust V, Pass Through, Capital Appreciation, Revenue Bonds
Series S-1
(zero coupon), due 6/1/38	2,500,000	943,221

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
40	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York Liberty Development Corp., 1 World Trade Center, Revenue Bonds
Insured: BAM
2.75%, due 2/15/44	$ 14,600,000	$ 9,781,631
New York Liberty Development Corp., Green Bond, Revenue Bonds
Series A, Insured: BAM
3.00%, due 11/15/51	3,750,000	2,439,200
New York Liberty Development Corp., 7 World Trade Center Project, Revenue Bonds
Series A
3.125%, due 9/15/50	21,530,000	14,036,712
New York Liberty Development Corp., 3 World Trade Center LLC, Revenue Bonds
Class 1
5.00%, due 11/15/44 (c)	72,180,000	64,648,039
New York State Dormitory Authority, Montefiore Obligated Group, Revenue Bonds
Series A
4.00%, due 8/1/37	3,250,000	2,833,548
Series A
4.00%, due 8/1/38	1,750,000	1,496,889
Series A
4.00%, due 9/1/50	6,700,000	4,999,393
New York State Dormitory Authority, NYU Langone Hospitals Obligated Group, Revenue Bonds
Series A
4.00%, due 7/1/50	4,240,000	3,411,403
Series A
4.00%, due 7/1/53	4,310,000	3,413,032
New York State Dormitory Authority, Orange Regional Medical Center Obligated Group, Revenue Bonds
5.00%, due 12/1/30 (c)	2,200,000	2,063,517
New York State Thruway Authority, State Personal Income Tax, Revenue Bonds
Series A-1
3.00%, due 3/15/48	8,500,000	5,855,573
Series A-1
3.00%, due 3/15/51	33,195,000	22,215,986
	Principal Amount	Value

New York (continued)
New York State Thruway Authority, State Personal Income Tax, Revenue Bonds (continued)
Series A-1
4.00%, due 3/15/53	$ 14,875,000	$ 12,449,075
New York State Thruway Authority, General Revenue Junior Indebtedness Obligation, Revenue Bonds
Series B
4.00%, due 1/1/50	10,135,000	8,243,053
New York State Urban Development Corp., Sales Tax, Revenue Bonds
Series A
3.00%, due 3/15/50	9,700,000	6,480,627
New York State Urban Development Corp., Personal Income Tax, Revenue Bonds
Series E
4.00%, due 3/15/43	6,150,000	5,372,289
New York Transportation Development Corp., New York State Thruway Service Areas Project, Revenue Bonds
4.00%, due 4/30/53 (a)	4,870,000	3,665,475
New York Transportation Development Corp., Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Revenue Bonds (a)
4.375%, due 10/1/45	75,465,000	62,380,320
5.00%, due 10/1/35	6,110,000	5,810,141
New York Transportation Development Corp., Terminal 4 JFK International Airport Project, Revenue Bonds (a)
5.00%, due 12/1/34	9,750,000	9,754,431
5.00%, due 12/1/36	5,000,000	4,979,701
5.00%, due 12/1/38	9,750,000	9,499,822
5.00%, due 12/1/39	13,805,000	13,363,586
5.00%, due 12/1/40	4,135,000	3,977,186
New York Transportation Development Corp., Terminal 4 John F. Kennedy International Airport Project, Revenue Bonds (a)
Insured: AGM-CR
5.00%, due 12/1/40	17,260,000	16,961,549
5.00%, due 12/1/42	3,375,000	3,187,476
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
41

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds (a)
Series A
5.00%, due 7/1/41	$ 17,960,000	$ 17,055,098
Series A
5.00%, due 7/1/46	12,125,000	11,165,322
New York Transportation Development Corp., American Airlines, Inc. John F. Kennedy International Airport Project, Revenue Bonds (a)
5.25%, due 8/1/31	3,750,000	3,746,411
5.375%, due 8/1/36	3,445,000	3,338,139
Oneida County Local Development Corp., Mohawk Valley Health System Project, Revenue Bonds
Series A, Insured: AGM
3.00%, due 12/1/40	3,755,000	2,699,193
Series A, Insured: AGM
3.00%, due 12/1/44	6,450,000	4,334,939
Orange County Funding Corp., Mount St. Mary College, Revenue Bonds
Series A
5.00%, due 7/1/42	1,430,000	1,288,064
Port Authority of New York & New Jersey, Revenue Bonds (a)
Series 223
4.00%, due 7/15/46	9,520,000	7,685,971
Series 236
5.00%, due 1/15/52	4,285,000	4,056,032
Port Authority of New York & New Jersey, Consolidated 218th, Revenue Bonds
Series 218
4.00%, due 11/1/47 (a)	2,455,000	1,968,604
Riverhead Industrial Development Agency, Riverhead Charter School, Revenue Bonds
Series A
7.00%, due 8/1/43	1,500,000	1,501,955
	Principal Amount	Value

New York (continued)
Rockland Tobacco Asset Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
Series B
(zero coupon), due 8/15/50 (c)	$ 13,000,000	$ 2,021,571
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds
4.00%, due 12/1/45	815,000	589,975
Suffolk Tobacco Asset Securitization Corp., Tobacco Settlement, Asset Backed, Revenue Bonds
Series B-2
(zero coupon), due 6/1/66	60,995,000	5,171,455
Tompkins County Development Corp., Kendal at Ithaca Project, Revenue Bonds
Series 2014A
5.00%, due 7/1/44	915,000	796,624
Westchester County Local Development Corp., Pace University, Revenue Bonds
Series A
5.50%, due 5/1/42	5,205,000	5,045,057
		626,328,373
North Carolina 0.6%
North Carolina Medical Care Commission, The Forest at Duke Project, Revenue Bonds
4.00%, due 9/1/41	2,300,000	1,762,598
4.00%, due 9/1/51	1,405,000	969,286
North Carolina Medical Care Commission, Plantation Village, Inc., Revenue Bonds
Series A
4.00%, due 1/1/52	3,040,000	2,087,171
North Carolina Medical Care Commission, Pines at Davidson Project (The), Revenue Bonds
Series A
5.00%, due 1/1/49	3,525,000	2,997,156
North Carolina Turnpike Authority, Triangle Expressway System, Revenue Bonds, Senior Lien
Insured: AGM
3.00%, due 1/1/42	2,370,000	1,676,111

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
42	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
North Carolina (continued)
North Carolina Turnpike Authority, Triangle Expressway System, Revenue Bonds, Senior Lien (continued)
Insured: AGM
5.00%, due 1/1/49	$ 4,750,000	$ 4,676,522
Insured: AGM-CR
5.00%, due 1/1/49	23,700,000	23,300,423
North Carolina Turnpike Authority, Monroe Expressway Toll, Revenue Bonds
Series A
5.00%, due 7/1/51	2,745,000	2,577,543
Series A
5.00%, due 7/1/54	6,755,000	6,283,680
		46,330,490
North Dakota 0.5%
City of Grand Forks, Altru Health System, Revenue Bonds
Insured: AGM-CR
4.00%, due 12/1/46	3,955,000	3,118,478
Series A, Insured: AGM
5.00%, due 12/1/48	2,950,000	2,875,797
Series A, Insured: AGM
5.00%, due 12/1/53	2,800,000	2,665,596
County of Cass, Essentia Health Obligated Group, Revenue Bonds
Series B
5.25%, due 2/15/53	9,100,000	8,766,229
County of Ward, Trinity Health, Revenue Bonds
Series C
5.00%, due 6/1/48	26,890,000	19,113,657
Series C
5.00%, due 6/1/53	725,000	499,721
		37,039,478
Ohio 4.5%
Akron Bath Copley Joint Township Hospital District, Summa Health System Obligated Group, Revenue Bonds
5.25%, due 11/15/46	29,875,000	27,475,548
	Principal Amount	Value

Ohio (continued)
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Senior Lien
Series A-2, Class 1
4.00%, due 6/1/48	$ 1,500,000	$ 1,200,528
Series B-2, Class 2
5.00%, due 6/1/55	180,820,000	148,126,786
Cleveland-Cuyahoga County Port Authority, Euclid Avenue Development Corp. Project, Revenue Bonds
4.00%, due 8/1/44	12,270,000	10,143,786
Series A
5.50%, due 8/1/52	1,000,000	991,435
Cleveland-Cuyahoga County Port Authority, Centers for Dialysis Care Project, Revenue Bonds
Series A
5.00%, due 12/1/42	4,905,000	4,353,583
Series A
5.00%, due 12/1/47	1,435,000	1,226,813
Cleveland-Cuyahoga County Port Authority, Starwood Wasserman University Heights Holding LLC, Revenue Bonds (d)(e)(f)
Series A
7.00%, due 12/1/18	710,000	184,600
Series A
7.35%, due 12/1/31	6,000,000	1,560,000
County of Cuyahoga, MetroHealth System (The), Revenue Bonds
4.75%, due 2/15/47	1,440,000	1,263,662
5.00%, due 2/15/37	5,050,000	4,924,296
5.00%, due 2/15/52	7,785,000	6,855,708
5.00%, due 2/15/57	8,260,000	7,158,209
5.50%, due 2/15/57	32,555,000	30,567,071
County of Cuyahoga, MetroHealth System, Revenue Bonds
5.50%, due 2/15/52	550,000	522,073
County of Hamilton, Life Enriching Communities Project, Revenue Bonds
5.00%, due 1/1/42	1,080,000	938,768
5.00%, due 1/1/46	2,090,000	1,756,657
County of Montgomery, Kettering Health Network Obligated Group, Revenue Bonds
4.00%, due 8/1/51	3,265,000	2,512,725
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
43

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Ohio (continued)
Franklin County Convention Facilities Authority, Greater Columbus Convention Center Hotel Expansion Project, Revenue Bonds
5.00%, due 12/1/51	$ 4,250,000	$ 3,465,377
Ohio Air Quality Development Authority, Pratt Paper LLC Project, Revenue Bonds
4.50%, due 1/15/48 (a)(c)	2,450,000	2,092,105
Ohio Higher Educational Facility Commission, Tiffin University Project, Revenue Bonds
4.00%, due 11/1/49	4,700,000	3,042,996
5.00%, due 11/1/44	750,000	605,951
Ohio Higher Educational Facility Commission, University of Findlay (The), Revenue Bonds
5.00%, due 3/1/39	1,675,000	1,467,635
5.00%, due 3/1/44	9,260,000	7,777,806
Ohio Higher Educational Facility Commission, Menorah Park Obligated Group, Revenue Bonds
5.25%, due 1/1/48	4,045,000	2,444,911
Ohio Higher Educational Facility Commission, Cleveland Institute of Art (The), Revenue Bonds
5.25%, due 12/1/48	1,000,000	834,465
5.50%, due 12/1/53	1,215,000	1,030,035
State of Ohio, University Hospitals Health System, Inc., Revenue Bonds
Series A
4.00%, due 1/15/46	8,000,000	6,433,827
Series A, Insured: BAM
4.00%, due 1/15/50	33,060,000	26,677,552
Toledo-Lucas County Port Authority, University of Toledo Parking Project, Revenue Bonds
4.00%, due 1/1/57	6,150,000	4,210,394
Toledo-Lucas County Port Authority, University of Toledo Project, Revenue Bonds
Series A
5.00%, due 7/1/34	1,400,000	1,307,513
Series A
5.00%, due 7/1/39	2,000,000	1,806,082
	Principal Amount	Value

Ohio (continued)
Toledo-Lucas County Port Authority, University of Toledo Project, Revenue Bonds (continued)
Series A
5.00%, due 7/1/46	$ 9,440,000	$ 8,090,469
		323,049,366
Oklahoma 0.1%
Norman Regional Hospital Authority, Norman Regional Hospital Authority Obligated Group, Revenue Bonds
4.00%, due 9/1/45	2,500,000	1,828,540
5.00%, due 9/1/37	3,500,000	3,372,010
Oklahoma Development Finance Authority, Provident Oklahoma Education Resources, Inc. Cross Village Student Housing Project, Revenue Bonds (d)(e)
Series A
5.00%, due 8/1/47	6,525,171	6,525
Series A
5.25%, due 8/1/57	8,192,966	8,193
Tulsa Authority for Economic Opportunity, Sante FE Square Project, Tax Allocation
4.375%, due 12/1/41 (c)	1,500,000	1,305,046
Tulsa County Industrial Authority, Montereau, Inc., Project, Revenue Bonds
5.25%, due 11/15/45	1,250,000	1,115,188
		7,635,502
Oregon 0.1%
Astoria Hospital Facilities Authority, Columbia Memorial Hospital Obligated Group, Revenue Bonds
3.50%, due 8/1/42	845,000	618,475
County of Yamhill, George Fox University Project, Revenue Bonds
4.00%, due 12/1/51	3,150,000	2,357,786
Oregon State Facilities Authority, Samaritan Health, Revenue Bonds
Series A
5.00%, due 10/1/46	2,280,000	2,028,776

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
44	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Oregon (continued)
Oregon State Facilities Authority, College Housing Northwest Project, Revenue Bonds
Series A
5.00%, due 10/1/48 (c)	$ 1,560,000	$ 1,279,674
		6,284,711
Pennsylvania 4.0%
Allegheny County Airport Authority, Revenue Bonds (a)
Series A, Insured: AGM
4.00%, due 1/1/46	7,970,000	6,572,220
Series A
4.00%, due 1/1/56	7,500,000	5,663,975
Allegheny County Hospital Development Authority, Allegheny Health Network, Revenue Bonds
Series A, Insured: AGM-CR
4.00%, due 4/1/44	15,900,000	13,091,066
Allegheny County Industrial Development Authority, Urban Academy of Greater Pittsburgh Charter School, Revenue Bonds
Series A
4.00%, due 6/15/41 (c)	1,895,000	1,410,292
Allegheny County Industrial Development Authority, Propel Charter School - Sunrise, Revenue Bonds
6.00%, due 7/15/38	2,850,000	2,851,361
Allentown Neighborhood Improvement Zone Development Authority, City Center Project, Revenue Bonds (c)
5.00%, due 5/1/42	14,750,000	13,484,569
5.00%, due 5/1/42	6,465,000	5,924,120
5.125%, due 5/1/32	4,250,000	4,187,086
5.25%, due 5/1/42	1,110,000	1,029,423
5.375%, due 5/1/42	4,225,000	3,990,529
Allentown Neighborhood Improvement Zone Development Authority, Revenue Bonds
5.00%, due 5/1/42	3,500,000	3,176,605
6.00%, due 5/1/42 (c)	4,350,000	4,245,683
	Principal Amount	Value

Pennsylvania (continued)
Bucks County Industrial Development Authority, Grand View Hospital Project, Revenue Bonds
4.00%, due 7/1/46	$ 2,900,000	$ 1,930,191
4.00%, due 7/1/51	7,200,000	4,543,952
5.00%, due 7/1/40	655,000	535,450
5.00%, due 7/1/41	2,500,000	2,026,292
Cambria County General Financing Authority, St. Francis University, Revenue Bonds
Series TT5
4.00%, due 4/1/46	2,035,000	1,490,380
Chambersburg Area Municipal Authority, Wilson College, Revenue Bonds
5.50%, due 10/1/33	1,230,000	1,137,670
5.75%, due 10/1/38	3,200,000	2,863,105
5.75%, due 10/1/43	2,290,000	1,973,829
Chester County Industrial Development Authority, Renaissance Academy Charter School, Revenue Bonds
5.00%, due 10/1/39	1,575,000	1,372,820
Chester County Industrial Development Authority, Woodlands at Greystone Project, Special Assessment
5.125%, due 3/1/48 (c)	760,000	647,351
City of Erie Higher Education Building Authority, Mercyhurst University Project, Revenue Bonds (c)
5.00%, due 9/15/27	705,000	680,873
5.00%, due 9/15/28	740,000	708,731
5.00%, due 9/15/29	150,000	142,233
5.00%, due 9/15/37	640,000	655,661
5.00%, due 9/15/37	2,755,000	2,401,380
Commonwealth Financing Authority, Tobacco Master Settlement Payment, Revenue Bonds
Insured: AGM
4.00%, due 6/1/39	3,150,000	2,822,019
County of Lehigh, Lehigh Valley Health Network, Revenue Bonds
Series A
4.00%, due 7/1/49	1,660,000	1,324,888
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
45

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Cumberland County Municipal Authority, Diakon Lutheran Social Ministries, Revenue Bonds
Series A
5.00%, due 1/1/39	$ 195,000	$ 205,651
Series A
5.00%, due 1/1/39	290,000	267,061
Dauphin County General Authority, Harrisburg University Science Technology Project (The), Revenue Bonds (c)
5.00%, due 10/15/34	5,535,000	4,535,106
5.125%, due 10/15/41	4,650,000	3,369,882
5.875%, due 10/15/40	3,700,000	2,976,990
6.25%, due 10/15/53	9,150,000	7,030,732
Delaware County Authority, Cabrini University, Revenue Bonds
5.00%, due 7/1/42	1,205,000	1,072,872
Franklin County Industrial Development Authority, Menno-Haven, Inc. Project, Revenue Bonds
5.00%, due 12/1/39	375,000	301,722
5.00%, due 12/1/49	1,020,000	737,018
General Authority of Southcentral Pennsylvania, York Academy Regional Charter School Project, Revenue Bonds (c)
Series A
6.00%, due 7/15/38	2,795,000	2,743,910
Series A
6.50%, due 7/15/48	4,150,000	4,161,115
Huntingdon County General Authority, AICUP Financing Program, Revenue Bonds
Series OO2
5.00%, due 5/1/46	3,955,000	3,386,994
Lancaster Higher Education Authority, Elizabethtown College Project, Revenue Bonds
Series A
5.00%, due 10/1/51	3,000,000	2,487,650
Lancaster Industrial Development Authority, Willow Valley Communities Project, Revenue Bonds
4.00%, due 12/1/44	1,550,000	1,237,139
	Principal Amount	Value

Pennsylvania (continued)
Lancaster Industrial Development Authority, Willow Valley Communities Project, Revenue Bonds (continued)
4.00%, due 12/1/49	$ 1,900,000	$ 1,445,220
5.00%, due 12/1/49	3,940,000	3,548,246
Lancaster Industrial Development Authority, Landis Homes Retirement Community, Revenue Bonds
4.00%, due 7/1/51	2,750,000	1,823,128
Montgomery County Higher Education and Health Authority, Thomas Jefferson University Project, Revenue Bonds
4.00%, due 9/1/44	3,000,000	2,516,887
4.00%, due 9/1/49	4,750,000	3,786,423
Insured: AGM-CR
4.00%, due 9/1/49	15,610,000	12,740,879
Montgomery County Higher Education and Health Authority, Philadelphia Presbyterian Homes Project, Revenue Bonds
4.00%, due 12/1/48	3,995,000	2,700,465
Montgomery County Industrial Development Authority, ACTS Retirement-Life Communities, Inc. Obligated Group, Revenue Bonds
5.00%, due 11/15/36	4,650,000	4,481,635
New Wilmington Municipal Authority, Westminster College Project, Revenue Bonds
Series PP-1
5.25%, due 5/1/46	2,595,000	2,347,115
Northeastern Pennsylvania Hospital and Education Authority, King's College Project, Revenue Bonds
5.00%, due 5/1/44	1,000,000	843,399
5.00%, due 5/1/49	1,350,000	1,096,656
Pennsylvania Economic Development Financing Authority, Waste Management, Inc. Project, Revenue Bonds
0.95%, due 12/1/33 (b)	9,250,000	8,226,640

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
46	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, Rapid Bridge Replacement Project, Revenue Bonds
4.125%, due 12/31/38	$ 4,000,000	$ 3,370,173
Pennsylvania Economic Development Financing Authority, Penndot Major Bridges Project, Revenue Bonds (a)
Insured: AGM
5.00%, due 12/31/57	7,900,000	7,599,413
5.25%, due 6/30/53	8,395,000	7,946,747
5.75%, due 6/30/48	6,560,000	6,685,722
Pennsylvania Turnpike Commission, Revenue Bonds
Series B
4.00%, due 12/1/46	6,770,000	5,613,182
Series A
4.00%, due 12/1/50	7,650,000	6,212,182
Series A, Insured: BAM
4.00%, due 12/1/50	46,265,000	37,631,595
Philadelphia Authority for Industrial Development, Mariana Bracetti Academy Charter School, Revenue Bonds
Series B
4.875%, due 12/15/35 (c)	6,580,000	5,826,440
Philadelphia Authority for Industrial Development, Russell Byers Charter School, Revenue Bonds
Series A
5.00%, due 5/1/40	1,105,000	991,017
Series A
5.00%, due 5/1/50	3,130,000	2,596,974
Philadelphia Authority for Industrial Development, MaST Charter School Project, Revenue Bonds
Series A
5.00%, due 8/1/40	600,000	541,029
Series A
5.00%, due 8/1/50	1,050,000	883,447
Philadelphia Authority for Industrial Development, University of the Arts (The), Revenue Bonds (c)
5.00%, due 3/15/45	300,000	315,696
5.00%, due 3/15/45	4,875,000	3,808,201
	Principal Amount	Value

Pennsylvania (continued)
Philadelphia Authority for Industrial Development, Philadelphia Performing Arts Charter School, Revenue Bonds
Series A
5.00%, due 6/15/50 (c)	$ 1,700,000	$ 1,425,950
Philadelphia Authority for Industrial Development, International Education & Community Initiatives Project, Revenue Bonds (c)
Series A
5.125%, due 6/1/38	2,000,000	1,777,867
Series A
5.25%, due 6/1/48	3,085,000	2,594,821
Philadelphia Authority for Industrial Development, Greater Philadelphia Health Action, Inc., Revenue Bonds
Series A
6.50%, due 6/1/45	2,200,000	2,016,715
Philadelphia Authority for Industrial Development, First Philadelphia Preparatory Charter School, Revenue Bonds
Series A
7.25%, due 6/15/43	4,150,000	4,203,896
Scranton Redevelopment Authority, Revenue Bonds
Series A, Insured: MUN GOVT GTD
5.00%, due 11/15/28	7,580,000	7,395,582
Scranton-Lackawanna Health and Welfare Authority, Marywood University Project, Revenue Bonds
5.00%, due 6/1/36	1,000,000	884,171
5.00%, due 6/1/46	2,625,000	2,124,839
Wilkes-Barre Finance Authority, Wilkes University Project, Revenue Bonds
4.00%, due 3/1/42	2,500,000	1,874,896
		287,274,844
Puerto Rico 9.5%
Children's Trust Fund, Asset-Backed, Revenue Bonds
Series A
(zero coupon), due 5/15/50	43,900,000	7,090,232
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
47

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Children's Trust Fund, Asset-Backed, Revenue Bonds (continued)
Series B
(zero coupon), due 5/15/57	$ 97,900,000	$ 4,562,209
5.50%, due 5/15/39	1,295,000	1,297,928
5.625%, due 5/15/43	36,560,000	36,747,465
Commonwealth of Puerto Rico, Unlimited General Obligation
Series A-1
(zero coupon), due 7/1/33	26,422,270	15,134,547
Series A-1
4.00%, due 7/1/33	9,350,206	8,149,298
Series A-1
4.00%, due 7/1/35	53,687,833	45,129,488
Series A-1
4.00%, due 7/1/37	33,524,000	27,302,117
Series A-1
4.00%, due 7/1/41	17,049,102	13,193,797
Commonwealth of Puerto Rico
(zero coupon), due 11/1/43	97,809,855	48,782,665
GDB Debt Recovery Authority of Puerto Rico, Revenue Bonds
7.50%, due 8/20/40	98,693,447	80,681,893
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien (c)
Series C
3.50%, due 7/1/26	14,625,000	13,967,663
Series A
5.00%, due 7/1/27	345,000	346,466
Series 2020A
5.00%, due 7/1/30	4,135,000	4,111,598
Series 2020A
5.00%, due 7/1/35	18,460,000	17,702,355
Series A
5.00%, due 7/1/37	5,750,000	5,422,624
Series A
5.00%, due 7/1/47	123,655,000	109,980,859
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds (c)
Series B
5.00%, due 7/1/33	5,300,000	5,192,335
Series B
5.00%, due 7/1/37	20,695,000	19,516,921
	Principal Amount	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds
Series DDD
3.30%, due 7/1/19 (d)(e)(f)	$ 1,015,000	$ 253,750
Series ZZ
4.25%, due 7/1/20 (d)(e)(f)	1,355,000	338,750
Series CCC
4.25%, due 7/1/23 (d)(e)	1,150,000	287,500
Series UU, Insured: AGM
4.31%, due 7/1/29	4,640,000	4,360,669
Series CCC
4.375%, due 7/1/22 (d)(e)(f)	115,000	28,750
Series CCC
4.60%, due 7/1/24 (d)(e)	200,000	50,500
Series CCC
4.625%, due 7/1/25 (d)(e)	1,085,000	273,963
Series XX
4.75%, due 7/1/26 (d)(e)	320,000	80,800
Series ZZ
4.75%, due 7/1/27 (d)(e)	405,000	102,263
Series A
4.80%, due 7/1/29 (d)(e)	690,000	174,225
Series DDD
5.00%, due 7/1/20 (d)(e)(f)	3,250,000	812,500
Series TT
5.00%, due 7/1/20 (d)(e)(f)	2,195,000	548,750
Series CCC
5.00%, due 7/1/21 (d)(e)(f)	470,000	117,500
Series DDD
5.00%, due 7/1/21 (d)(e)(f)	275,000	68,750
Series TT
5.00%, due 7/1/21 (d)(e)(f)	1,215,000	303,750
Series TT
5.00%, due 7/1/23 (d)(e)	365,000	91,250
Series CCC
5.00%, due 7/1/24 (d)(e)	1,845,000	465,863
Series RR, Insured: NATL-RE
5.00%, due 7/1/24	115,000	115,018
Series TT
5.00%, due 7/1/24 (d)(e)	450,000	113,625
Series CCC
5.00%, due 7/1/25 (d)(e)	575,000	145,188
Series SS, Insured: NATL-RE
5.00%, due 7/1/25	770,000	763,864
Series TT
5.00%, due 7/1/25 (d)(e)	1,030,000	260,075
Series TT
5.00%, due 7/1/26 (d)(e)	1,050,000	265,125

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
48	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series TT, Insured: AGM-CR
5.00%, due 7/1/27	$ 150,000	$ 149,000
Series TT
5.00%, due 7/1/27 (d)(e)	1,250,000	315,625
Series WW
5.00%, due 7/1/28 (d)(e)	380,000	95,950
Series TT
5.00%, due 7/1/32 (d)(e)	9,320,000	2,353,300
Series A
5.00%, due 7/1/42 (d)(e)	8,755,000	2,210,637
Series A
5.05%, due 7/1/42 (d)(e)	825,000	208,313
Series ZZ
5.25%, due 7/1/20 (d)(e)(f)	225,000	56,250
Series ZZ
5.25%, due 7/1/23 (d)(e)	620,000	155,000
Series AAA
5.25%, due 7/1/24 (d)(e)	3,000,000	757,500
Series WW
5.25%, due 7/1/25 (d)(e)	1,605,000	405,263
Series AAA
5.25%, due 7/1/26 (d)(e)	110,000	27,775
Series ZZ
5.25%, due 7/1/26 (d)(e)	3,520,000	888,800
Series VV, Insured: NATL-RE
5.25%, due 7/1/29	630,000	624,062
Series AAA
5.25%, due 7/1/30 (d)(e)	985,000	248,713
Series VV, Insured: NATL-RE
5.25%, due 7/1/30	3,850,000	3,810,959
Series VV, Insured: NATL-RE
5.25%, due 7/1/32	345,000	340,399
Series WW
5.25%, due 7/1/33 (d)(e)	8,310,000	2,098,275
Series XX
5.25%, due 7/1/35 (d)(e)	2,265,000	571,913
Series XX
5.25%, due 7/1/40 (d)(e)	18,055,000	4,558,887
Series BBB
5.40%, due 7/1/28 (d)(e)	9,615,000	2,427,787
Series WW
5.50%, due 7/1/38 (d)(e)	11,595,000	2,927,737
Series XX
5.75%, due 7/1/36 (d)(e)	4,055,000	1,023,887
	Principal Amount	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series A
6.75%, due 7/1/36 (d)(e)	$ 11,550,000	$ 2,916,375
Series A
7.00%, due 7/1/33 (d)(e)	1,500,000	378,750
Series A
7.00%, due 7/1/43 (d)(e)	4,750,000	1,199,375
Puerto Rico Electric Power Authority, Build America Bonds, Revenue Bonds (d)(e)
Series EEE
5.95%, due 7/1/30	25,585,000	6,460,212
Series EEE
6.05%, due 7/1/32	12,265,000	3,096,912
Series YY
6.125%, due 7/1/40	44,950,000	11,349,875
Series EEE
6.25%, due 7/1/40	10,165,000	2,566,662
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Series B
(zero coupon), due 7/1/32	8,244,000	5,265,855
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM
5.00%, due 8/1/27	1,705,000	1,716,197
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-1
(zero coupon), due 7/1/31	1,842,000	1,282,520
Series A-1
(zero coupon), due 7/1/46	141,058,000	35,141,258
Series A-1
(zero coupon), due 7/1/51	40,375,000	7,298,262
(zero coupon), due 8/1/54	516,302	93,325
Series A-2
4.329%, due 7/1/40	20,500,000	17,759,673
Series A-1
4.50%, due 7/1/34	725,000	692,386
Series A-1
4.75%, due 7/1/53	8,900,000	7,539,374
Series A-2
4.784%, due 7/1/58	19,809,000	16,661,419
Series A-1
5.00%, due 7/1/58	74,079,000	64,856,750
		686,866,100
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
49

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Rhode Island 0.3%
Providence Redevelopment Agency, Port Providence Lease, Certificate of Participation
Series A, Insured: AGC
(zero coupon), due 9/1/24	$ 1,735,000	$ 1,669,413
Series A, Insured: AGC
(zero coupon), due 9/1/26	685,000	600,666
Series A, Insured: AGC
(zero coupon), due 9/1/29	1,835,000	1,403,508
Series A, Insured: AGC
(zero coupon), due 9/1/30	1,835,000	1,335,222
Series A, Insured: AGC
(zero coupon), due 9/1/32	1,500,000	989,293
Series A, Insured: AGC
(zero coupon), due 9/1/34	1,000,000	599,641
Series A, Insured: AGC
(zero coupon), due 9/1/35	360,000	204,246
Series A, Insured: AGC
(zero coupon), due 9/1/36	470,000	249,843
Tobacco Settlement Financing Corp., Revenue Bonds
Series A
(zero coupon), due 6/1/52	78,620,000	11,033,806
		18,085,638
South Carolina 0.7%
South Carolina Jobs-Economic Development Authority, Bishop Gadsden Episcopal Retirement Community, Revenue Bonds
Series A
4.00%, due 4/1/54	1,160,000	746,911
Series A
5.00%, due 4/1/54	3,000,000	2,396,497
South Carolina Jobs-Economic Development Authority, Green Charter School Project, Revenue Bonds
Series A
4.00%, due 6/1/56 (c)	3,530,000	2,076,943
South Carolina Jobs-Economic Development Authority, Woodlands at Furman Project, Revenue Bonds
Series A
5.00%, due 11/15/54	1,000,000	769,536
5.25%, due 11/15/47	5,025,000	4,228,741
	Principal Amount	Value

South Carolina (continued)
South Carolina Jobs-Economic Development Authority, Woodlands at Furman Project, Revenue Bonds (continued)
5.25%, due 11/15/52	$ 1,625,000	$ 1,332,259
South Carolina Public Service Authority, Santee Cooper Project, Revenue Bonds
Series B, Insured: BAM
4.00%, due 12/1/46	5,710,000	4,721,075
Series B, Insured: BAM
4.00%, due 12/1/48	20,839,000	16,956,807
Series B, Insured: BAM
4.00%, due 12/1/50	4,805,000	3,857,972
Series B, Insured: BAM
4.00%, due 12/1/54	4,932,000	3,893,898
Series B, Insured: BAM
4.00%, due 12/1/55	14,546,000	11,457,692
		52,438,331
Tennessee 0.6%
Chattanooga Health Educational & Housing Facility Board, CommonSpirit Health, Revenue Bonds
Series A-2
5.00%, due 8/1/44	2,640,000	2,496,172
Chattanooga-Hamilton County Hospital Authority, Revenue Bonds
Series A
5.00%, due 10/1/44	6,200,000	5,453,037
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Belmont University, Revenue Bonds
4.00%, due 5/1/46	2,500,000	2,067,454
4.00%, due 5/1/51	13,900,000	11,134,815
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Trevecca Nazarene University Project, Revenue Bonds
Series B
4.00%, due 10/1/51	4,580,000	3,284,330

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
50	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Tennessee (continued)
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Revenue Bonds
5.00%, due 10/1/48	$ 2,800,000	$ 2,446,712
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Lipscomb University Project, Revenue Bonds
Series A
5.25%, due 10/1/58	8,650,000	7,867,285
Tennessee Energy Acquisition Corp., Revenue Bonds
Series A
5.00%, due 5/1/52 (b)	6,550,000	6,457,020
		41,206,825
Texas 5.1%
Bastrop Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/53	4,750,000	4,787,234
Bexar County Health Facilities Development Corp., Army Retirement Residence Foundation Project, Revenue Bonds
5.00%, due 7/15/41	3,300,000	2,702,365
Calhoun County Navigation Industrial Development Authority, Max Midstream Texas LLC Project, Revenue Bonds, Senior Lien (c)
Series A
3.625%, due 7/1/26 (a)	14,805,000	13,418,398
Series B
6.50%, due 7/1/26	13,700,000	12,777,839
Central Texas Regional Mobility Authority, Capital Appreciation, Revenue Bonds
(zero coupon), due 1/1/33	315,000	206,867
(zero coupon), due 1/1/34	3,275,000	2,044,827
(zero coupon), due 1/1/35	3,700,000	2,185,886
(zero coupon), due 1/1/36	2,000,000	1,104,948
(zero coupon), due 1/1/39	3,500,000	1,542,393
Central Texas Regional Mobility Authority, Revenue Bonds
4.00%, due 1/1/41	6,000,000	5,165,957
	Principal Amount	Value

Texas (continued)
City of Arlington, Tax Increment Reinvestment Zone No. 5, Tax Allocation
4.00%, due 8/15/50	$ 2,355,000	$ 1,722,398
City of Houston, Airport System, United Airlines Inc. Project, Revenue Bonds (a)
Series B-1
4.00%, due 7/15/41	4,100,000	3,251,847
Series B-1
5.00%, due 7/15/30	2,000,000	1,916,584
City of Houston, Airport System, Revenue Bonds, Sub. Lien (a)
Series A
4.00%, due 7/1/48	6,810,000	5,478,794
Series A, Insured: AGM
5.25%, due 7/1/53	3,500,000	3,416,748
City of Lago Vista, Tessera on Lake Travis Public Improvement District Project, Special Assessment
Series B
4.875%, due 9/1/50 (c)	1,250,000	1,035,248
Clifton Higher Education Finance Corp., IDEA Public Schools, Revenue Bonds
Series A
4.00%, due 8/15/47	4,030,000	3,042,142
6.00%, due 8/15/43	3,250,000	3,250,937
Danbury Higher Education Authority, Inc., Golden Rule School, Inc., Revenue Bonds
Series A
4.00%, due 8/15/49	1,725,000	1,188,660
Decatur Hospital Authority, Wise Regional Health System, Revenue Bonds
Series A
5.25%, due 9/1/44	3,250,000	2,994,655
Denton Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 8/15/48	13,565,000	13,805,757
Grand Parkway Transportation Corp., Revenue Bonds, First Tier
Series C, Insured: AGM-CR
4.00%, due 10/1/49	72,540,000	59,469,409
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
51

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Harris County Cultural Education Facilities Finance Corp., YMCA Greater Houston Area, Revenue Bonds
Series A
5.00%, due 6/1/33	$ 900,000	$ 807,164
Series A
5.00%, due 6/1/38	1,960,000	1,608,359
Harris County-Houston Sports Authority, Revenue Bonds, Junior Lien
Series H, Insured: NATL-RE
(zero coupon), due 11/15/26	65,000	56,866
Series H, Insured: NATL-RE
(zero coupon), due 11/15/26	535,000	459,974
Series H, Insured: NATL-RE
(zero coupon), due 11/15/29	10,000	7,683
Series H, Insured: NATL-RE
(zero coupon), due 11/15/29	725,000	531,648
Series H, Insured: NATL-RE
(zero coupon), due 11/15/32	250,000	152,505
Series H, Insured: NATL-RE
(zero coupon), due 11/15/33	185,000	105,355
Series H, Insured: NATL-RE
(zero coupon), due 11/15/38	1,395,000	555,748
Series H, Insured: NATL-RE
(zero coupon), due 11/15/39	1,525,000	566,754
Series H, Insured: NATL-RE
(zero coupon), due 11/15/40	1,855,000	640,218
Series H, Insured: NATL-RE
(zero coupon), due 11/15/41	700,000	224,835
Harris County-Houston Sports Authority, Revenue Bonds, Third Lien
Series A-3, Insured: NATL-RE
(zero coupon), due 11/15/32	1,670,000	983,997
Series A-3, Insured: NATL-RE
(zero coupon), due 11/15/33	890,000	491,597
Series A-3, Insured: NATL-RE
(zero coupon), due 11/15/34	220,000	117,208
Series A-3, Insured: NATL-RE
(zero coupon), due 11/15/34	2,320,000	1,197,963
Harris County-Houston Sports Authority, Revenue Bonds, Senior Lien
Series A, Insured: AGM NATL-RE
(zero coupon), due 11/15/34	2,035,000	1,115,296
	Principal Amount	Value

Texas (continued)
Harris County-Houston Sports Authority, Revenue Bonds, Senior Lien (continued)
Series A, Insured: AGM NATL-RE
(zero coupon), due 11/15/38	$ 35,615,000	$ 14,701,345
Series A, Insured: AGM NATL-RE
(zero coupon), due 11/15/40	1,310,000	472,064
Hemphill County Hospital District, Limited General Obligation
4.625%, due 2/1/39	2,765,000	2,306,185
Montgomery County Toll Road Authority, Revenue Bonds, Senior Lien
5.00%, due 9/15/48	2,500,000	2,232,168
New Hope Cultural Education Facilities Finance Corp., Jubilee Academic Center, Inc., Revenue Bonds (c)
4.00%, due 8/15/36	1,000,000	808,399
4.00%, due 8/15/41	6,315,000	4,626,606
4.00%, due 8/15/46	880,000	604,229
4.00%, due 8/15/56	6,900,000	4,367,002
New Hope Cultural Education Facilities Finance Corp., CHF-Collegiate Housing Denton LLC, Revenue Bonds
Series B-1, Insured: AGM
4.00%, due 7/1/48	1,000,000	785,277
New Hope Cultural Education Facilities Finance Corp., Westminster Project, Revenue Bonds
4.00%, due 11/1/49	1,600,000	1,171,309
New Hope Cultural Education Facilities Finance Corp., Quality Senior Housing Foundation of East Texas, Inc., Revenue Bonds
Series A-1
4.00%, due 12/1/54	555,000	361,198
Series A-1
5.00%, due 12/1/54	2,770,000	2,255,775
New Hope Cultural Education Facilities Finance Corp., Cumberland Academy, Inc., Revenue Bonds (c)
Series A
5.00%, due 8/15/40	3,950,000	3,360,348

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
52	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
New Hope Cultural Education Facilities Finance Corp., Cumberland Academy, Inc., Revenue Bonds (c) (continued)
Series A
5.00%, due 8/15/50	$ 750,000	$ 589,870
New Hope Cultural Education Facilities Finance Corp., Southwest Preparatory School, Revenue Bonds
Series A
5.00%, due 8/15/50 (c)	3,880,000	2,946,561
New Hope Cultural Education Facilities Finance Corp., Wesleyan Homes, Inc., Project, Revenue Bonds
5.00%, due 1/1/55	1,500,000	977,688
New Hope Cultural Education Facilities Finance Corp., Legacy at Midtown Park Project, Revenue Bonds
Series A
5.50%, due 7/1/54	2,500,000	1,763,308
North Texas Tollway Authority, Revenue Bonds, Second Tier
Series B, Insured: BAM
3.00%, due 1/1/46	17,800,000	12,474,436
5.00%, due 1/1/50	1,750,000	1,736,761
Port Freeport, Revenue Bonds, Senior Lien
4.00%, due 6/1/51 (a)	4,035,000	2,868,198
Port of Port Arthur Navigation District, Port Improvement, Unlimited General Obligation
4.00%, due 3/1/47 (a)	4,200,000	3,405,880
Reagan Hospital District of Reagan County, Limited General Obligation
Series A
5.125%, due 2/1/39	1,400,000	1,317,575
Red River Education Finance Corp., Houston Baptist University Project, Revenue Bonds
5.50%, due 10/1/46	5,950,000	5,694,893
	Principal Amount	Value

Texas (continued)
San Antonio Education Facilities Corp., University of the Incarnate Word, Revenue Bonds
Series A
4.00%, due 4/1/51	$ 4,000,000	$ 2,868,016
Tarrant County Cultural Education Facilities Finance Corp., Barton Creek Senior Living Center Project, Revenue Bonds
5.00%, due 11/15/40	1,350,000	1,156,872
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Revenue Bonds
Series B
5.00%, due 11/15/40	1,250,000	1,123,514
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Inc. Project, Revenue Bonds
5.00%, due 11/15/46	3,025,000	2,602,273
Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds
Series C
4.433%, due 9/15/27	35,655,000	34,876,537
Texas Private Activity Bond Surface Transportation Corp., North Tarrant Express Managed Lanes Project, Revenue Bonds, Senior Lien
Series A
4.00%, due 12/31/37	2,120,000	1,880,094
Series A
4.00%, due 12/31/38	2,745,000	2,402,755
Series A
4.00%, due 12/31/39	4,385,000	3,806,576
5.50%, due 12/31/58 (a)	23,935,000	24,078,562
Texas Private Activity Bond Surface Transportation Corp., Blueridge Transportation Group LLC, Revenue Bonds, Senior Lien
5.00%, due 12/31/55 (a)	9,990,000	8,750,008
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility Partners Segments 3 LLC, Revenue Bonds, Senior Lien (a)
5.00%, due 6/30/58	25,855,000	23,675,049
6.75%, due 6/30/43	11,250,000	11,264,983
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
53

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Texas Transportation Commission, State Highway 249, Revenue Bonds, First Tier
Series A
(zero coupon), due 8/1/43	$ 3,750,000	$ 1,155,305
Series A
(zero coupon), due 8/1/44	4,200,000	1,209,774
Texas Water Development Board, State Water Implementation Fund, Revenue Bonds
Series A
5.00%, due 10/15/58	11,000,000	11,049,898
Tomball Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/48	6,185,000	6,237,918
		366,098,272
U.S. Virgin Islands 2.8%
Matching Fund Special Purpose Securitization Corp., Revenue Bonds
Series A
5.00%, due 10/1/30	23,765,000	23,523,768
Series A
5.00%, due 10/1/32	37,995,000	37,360,476
Series A
5.00%, due 10/1/39	104,875,000	99,462,999
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series C
5.00%, due 10/1/30 (c)	16,670,000	15,281,054
Series A
5.00%, due 10/1/32	14,100,000	12,516,918
Series A
5.00%, due 10/1/34 (c)	2,600,000	2,237,029
Series C
5.00%, due 10/1/39 (c)	9,310,000	7,527,853
		197,910,097
Utah 1.6%
Black Desert Public Infrastructure District, Limited General Obligation (c)
Series A
3.75%, due 3/1/41	410,000	302,917
	Principal Amount	Value

Utah (continued)
Black Desert Public Infrastructure District, Limited General Obligation (c) (continued)
Series A
4.00%, due 3/1/51	$ 2,725,000	$ 1,848,767
City of Salt Lake City, Airport, Revenue Bonds (a)
Series A
5.00%, due 7/1/51	8,450,000	7,911,583
Series A
5.25%, due 7/1/48	25,750,000	25,293,867
Series A
5.25%, due 7/1/53	1,750,000	1,710,902
Series A
5.50%, due 7/1/53	1,760,000	1,770,155
Mida Golf and Equestrian Center Public Infrastructure District, Limited General Obligation (c)
4.50%, due 6/1/51	8,500,000	5,508,349
4.625%, due 6/1/57	2,000,000	1,277,161
Mida Mountain Village Public Infrastructure District, Assessment Area No. 2, Special Assessment
4.00%, due 8/1/50 (c)	2,000,000	1,377,644
Mida Mountain Village Public Infrastructure District, Special Assessment (c)
Series A
4.50%, due 8/1/40	1,500,000	1,209,239
Series A
5.00%, due 8/1/50	5,000,000	3,943,426
Military Installation Development Authority, Revenue Bonds
Series A-1
4.00%, due 6/1/36	4,000,000	3,164,397
Series A-1
4.00%, due 6/1/41	2,430,000	1,790,581
Series A-1
4.00%, due 6/1/52	14,425,000	9,684,851
UIPA Crossroads Public Infrastructure District, Tax Allocation
4.375%, due 6/1/52 (c)	5,500,000	4,291,359

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
54	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Utah (continued)
Utah Charter School Finance Authority, Spectrum Academy Project, Revenue Bonds
Insured: BAM UT CSCE
4.00%, due 4/15/45	$ 2,975,000	$ 2,424,797
Insured: BAM UT CSCE
4.00%, due 4/15/50	3,395,000	2,652,173
Utah Charter School Finance Authority, North Star Academy Project, Revenue Bonds
Series A, Insured: UT CSCE
4.00%, due 4/15/45	2,020,000	1,590,386
Utah Charter School Finance Authority, Vista School, Revenue Bonds
Series 2020A, Insured: UT CSCE
4.00%, due 10/15/45	1,870,000	1,467,598
Series 2020A, Insured: UT CSCE
4.00%, due 10/15/54	4,700,000	3,446,361
Utah Charter School Finance Authority, Providence Hall Project, Revenue Bonds
Series A, Insured: BAM UT CSCE
4.00%, due 10/15/51	3,000,000	2,316,045
Utah Infrastructure Agency, Telecommunication, Revenue Bonds
3.00%, due 10/15/45	4,425,000	2,669,067
4.00%, due 10/15/42	3,970,000	3,021,427
Series A
5.00%, due 10/15/32	1,615,000	1,608,077
Series A
5.00%, due 10/15/34	3,085,000	3,037,965
Series A
5.00%, due 10/15/37	1,100,000	1,028,087
Series A
5.00%, due 10/15/40	3,780,000	3,417,285
5.00%, due 10/15/46	3,400,000	2,918,183
Series A
5.375%, due 10/15/40	5,910,000	5,620,798
5.625%, due 10/15/38	2,530,000	2,526,634
6.00%, due 10/15/47	6,350,000	6,365,653
		117,195,734
	Principal Amount	Value

Vermont 0.1%
Vermont Economic Development Authority, Wake Robin Corp. Project, Revenue Bonds
Series A
4.00%, due 5/1/45	$ 2,350,000	$ 1,694,054
Vermont Student Assistance Corp., Education Loan, Revenue Bonds
Series B
4.50%, due 6/15/45 (a)	3,500,000	2,661,124
		4,355,178
Virginia 2.0%
Farmville Industrial Development Authority, Longwood University Student Project, Revenue Bonds
Series A
5.00%, due 1/1/48	6,700,000	5,603,955
Series A
5.00%, due 1/1/55	16,100,000	13,052,837
Farmville Industrial Development Authority, Longwood University Student Housing Project, Revenue Bonds
Series A
5.00%, due 1/1/59	7,255,000	5,790,003
Henrico County Economic Development Authority, LifeSpire of Virginia, Residential Care Facility, Revenue Bonds
Series C
5.00%, due 12/1/47	2,200,000	1,944,466
James City County Economic Development Authority, Williamsburg Landing, Inc., Revenue Bonds
Series A
4.00%, due 12/1/50	3,235,000	2,242,028
Lynchburg Economic Development Authority, Randolph College Project, Revenue Bonds
5.00%, due 9/1/48	3,455,000	3,043,920
Newport News Economic Development Authority, LifeSpire of Virginia Obligated Group, Revenue Bonds
5.00%, due 12/1/38	2,575,000	2,426,446
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
55

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Virginia (continued)
Roanoke Economic Development Authority, Lynchburg College, Revenue Bonds
Series A
4.00%, due 9/1/48	$ 4,590,000	$ 3,417,003
Salem Economic Development Authority, Educational Facilities, Roanoke College, Revenue Bonds
4.00%, due 4/1/45	865,000	665,233
5.00%, due 4/1/49	1,000,000	883,474
Tobacco Settlement Financing Corp., Tobacco Settlement Asset-Backed, Revenue Bonds
Series 2007A-1
6.706%, due 6/1/46	30,880,000	24,959,674
Virginia College Building Authority, Regent University Project, Revenue Bonds
3.00%, due 6/1/41	4,275,000	2,945,334
Virginia College Building Authority, Marymount University Project, Green Bond, Revenue Bonds
Series B
5.00%, due 7/1/45 (c)	1,945,000	1,666,605
Virginia Small Business Financing Authority, 95 Express Lanes LLC, Revenue Bonds, Senior Lien (a)
4.00%, due 7/1/39	1,380,000	1,180,380
4.00%, due 1/1/48	20,170,000	16,081,890
5.00%, due 1/1/36	1,345,000	1,349,567
5.00%, due 1/1/38	3,000,000	2,905,705
Virginia Small Business Financing Authority, National Senior Campuses, Inc., Revenue Bonds
Series A
4.00%, due 1/1/45	2,510,000	2,006,049
Virginia Small Business Financing Authority, National Senior Campuses Inc. Obligated Group, Revenue Bonds
Series A
4.00%, due 1/1/51	11,840,000	8,984,489
Virginia Small Business Financing Authority, Transform 66 P3 Project, Revenue Bonds, Senior Lien (a)
5.00%, due 12/31/52	9,750,000	9,045,046
	Principal Amount	Value

Virginia (continued)
Virginia Small Business Financing Authority, Transform 66 P3 Project, Revenue Bonds, Senior Lien (a) (continued)
5.00%, due 12/31/56	$ 18,375,000	$ 16,849,032
Virginia Small Business Financing Authority, I-495 Hot Lanes Project, Revenue Bonds, Senior Lien
5.00%, due 12/31/52 (a)	18,415,000	17,186,243
		144,229,379
Washington 1.4%
Grant County Public Hospital District No. 1, Unlimited General Obligation
5.125%, due 12/1/48	3,945,000	3,576,208
5.125%, due 12/1/52	2,550,000	2,273,372
Pend Oreille County Public Utility District No. 1 Box Canyon, Revenue Bonds
4.00%, due 1/1/41	3,000,000	2,461,248
Pend Oreille County Public Utility District No. 1 Box Canyon, Green Bond, Revenue Bonds
5.00%, due 1/1/48	5,130,000	4,680,413
Port of Seattle, Revenue Bonds
Series B
5.00%, due 8/1/47 (a)	5,800,000	5,505,874
Port of Seattle Industrial Development Corp., Delta Air Lines, Inc., Revenue Bonds
5.00%, due 4/1/30 (a)	1,825,000	1,783,856
Washington Economic Development Finance Authority, North Pacific Paper Co. Recycling Project, Green Bond, Revenue Bonds
Series A
5.625%, due 12/1/40 (a)(c)	4,000,000	3,611,334
Washington Health Care Facilities Authority, CommonSpirit Health, Revenue Bonds
Series A-2
5.00%, due 8/1/44	8,685,000	8,211,839
Washington Higher Education Facilities Authority, Whitworth University Project, Revenue Bonds
4.00%, due 10/1/38	1,665,000	1,413,325

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
56	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Washington (continued)
Washington Higher Education Facilities Authority, Whitworth University Project, Revenue Bonds (continued)
Series A
5.00%, due 10/1/40	$ 3,000,000	$ 2,831,940
Washington Higher Education Facilities Authority, Seattle Pacific University Project, Revenue Bonds
Series A
5.00%, due 10/1/45	3,130,000	2,728,382
Washington State Convention Center Public Facilities District, Lodging Tax, Revenue Bonds
Series B
3.00%, due 7/1/43	5,565,000	3,852,060
Series B
3.00%, due 7/1/48	2,465,000	1,570,099
Series B
3.00%, due 7/1/58	13,510,000	7,844,097
Series B
3.00%, due 7/1/58	4,000,000	2,272,092
Series B
3.00%, due 7/1/58	8,875,000	5,041,204
4.00%, due 7/1/58	8,810,000	6,640,249
Series B
4.00%, due 7/1/58	1,750,000	1,327,609
5.00%, due 7/1/58	9,750,000	9,024,345
Series A
5.00%, due 7/1/58	5,615,000	5,197,097
Washington State Housing Finance Commission, Eliseo Project, Revenue Bonds (c)
Series A
4.00%, due 1/1/41	4,520,000	3,282,210
Series A
4.00%, due 1/1/51	1,700,000	1,085,177
Series A
4.00%, due 1/1/57	7,785,000	4,748,130
Washington State Housing Finance Commission, Riverview Retirement Community, Revenue Bonds
5.00%, due 1/1/48	3,000,000	2,381,328
	Principal Amount	Value

Washington (continued)
Whidbey Island Public Hospital District, Whidbey General Hospital, Limited General Obligation
3.75%, due 12/1/32	$ 100,000	$ 77,812
4.00%, due 12/1/37	290,000	208,680
Whidbey Island Public Hospital District, Unlimited General Obligation
5.375%, due 12/1/39	9,520,000	7,632,404
5.50%, due 12/1/33	2,070,000	1,849,366
		103,111,750
West Virginia 0.4%
County of Monongalia, Development District No. 4 University Town Center, Tax Allocation
Series A
6.00%, due 6/1/53 (c)	3,000,000	3,027,438
County of Ohio, Special District Excise Tax, The Highlands Project, Revenue Bonds
Series B
4.25%, due 3/1/35	4,000,000	3,549,652
Glenville State College, Board of Governors, Revenue Bonds
5.25%, due 6/1/47	3,750,000	3,023,042
Monongalia County Commission Excise Tax District, University Town Centre, Revenue Bonds
Series A
4.125%, due 6/1/43 (c)	950,000	783,606
Monongalia County Commission Excise Tax District, University Town Center, Revenue Bonds
Series A
5.50%, due 6/1/37 (c)	4,000,000	4,010,896
West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligated Group, Revenue Bonds
Series A, Insured: AGM-CR
4.00%, due 1/1/37	4,825,000	4,188,319
Series A, Insured: AGM-CR
4.00%, due 1/1/38	2,500,000	2,110,517
Series A, Insured: AGM-CR
4.125%, due 1/1/47	13,200,000	10,074,705
		30,768,175
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
57

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Wisconsin 2.5%
Public Finance Authority, Wonderful Foundations Charter School, Revenue Bonds (c)
Series B
(zero coupon), due 1/1/60	$ 70,900,000	$ 3,115,786
Series A-1
5.00%, due 1/1/55	18,765,000	13,138,651
Public Finance Authority, Methodist University, Inc. (The), Revenue Bonds (c)
4.00%, due 3/1/26	755,000	720,513
4.00%, due 3/1/30	950,000	847,377
Public Finance Authority, North Carolina Leadership Charter Academy, Inc., Revenue Bonds
Series A
4.00%, due 6/15/29 (c)	235,000	214,841
Public Finance Authority, National Gypsum Co., Revenue Bonds
4.00%, due 8/1/35 (a)	4,000,000	3,287,748
Public Finance Authority, Roseman University of Health Sciences, Revenue Bonds
4.00%, due 4/1/42 (c)	900,000	690,111
4.00%, due 4/1/42 (c)	100,000	102,014
4.00%, due 4/1/52 (c)	3,000,000	2,071,599
5.00%, due 4/1/30 (c)	100,000	104,558
5.00%, due 4/1/30 (c)	600,000	590,612
5.00%, due 4/1/40 (c)	300,000	271,549
5.00%, due 4/1/50 (c)	100,000	106,728
5.00%, due 4/1/50 (c)	1,400,000	1,176,608
5.875%, due 4/1/45	6,250,000	6,068,216
Public Finance Authority, Fellowship Senior Living Project, Revenue Bonds
Series A
4.00%, due 1/1/46	11,260,000	7,915,964
Series A
4.00%, due 1/1/52	3,130,000	2,085,947
Public Finance Authority, Appalachian State University Project, Revenue Bonds
Series A, Insured: AGM
4.00%, due 7/1/50	1,000,000	790,936
Series A, Insured: AGM
4.00%, due 7/1/55	1,250,000	968,927
	Principal Amount	Value

Wisconsin (continued)
Public Finance Authority, Appalachian State University Project, Revenue Bonds (continued)
Series A, Insured: AGM
4.00%, due 7/1/59	$ 775,000	$ 605,994
Public Finance Authority, UNC Health Southeastern, Revenue Bonds
Series A
4.00%, due 2/1/51	3,970,000	2,526,489
Public Finance Authority, Fargo-Moorhead Metropolitan Area Flood Risk Management Project, Revenue Bonds (a)
4.00%, due 9/30/51	13,995,000	10,109,304
4.00%, due 3/31/56	8,965,000	6,269,116
Public Finance Authority, College Achieve Paterson Charter School Project, Revenue Bonds
Series A
4.00%, due 6/15/52 (c)	1,565,000	1,043,044
Public Finance Authority, Appalachian Regional Healthcare System Obligated Group, Revenue Bonds
Series A
4.00%, due 7/1/56	2,250,000	1,491,247
Public Finance Authority, Givens Estates, Revenue Bonds
4.00%, due 12/1/56	4,500,000	3,162,190
Public Finance Authority, Ultimate Medical Academy Project, Revenue Bonds (c)
Series A
5.00%, due 10/1/24	2,200,000	2,190,798
Series A
5.00%, due 10/1/28	1,000,000	984,580
Series A
5.00%, due 10/1/29	2,000,000	1,957,884
Series A
5.00%, due 10/1/34	1,090,000	1,045,667
Series A
5.00%, due 10/1/39	16,300,000	14,658,297
Public Finance Authority, Bancroft NeuroHealth Project, Revenue Bonds
Series A
5.00%, due 6/1/36 (c)	750,000	656,042

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
58	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Wisconsin (continued)
Public Finance Authority, Carmelite System, Inc. Obligated Group (The), Revenue Bonds
5.00%, due 1/1/40	$ 6,535,000	$ 5,876,566
5.00%, due 1/1/45	560,000	486,084
Public Finance Authority, NC A&T Real Estate Foundation LLC Project, Revenue Bonds
Series A
5.00%, due 6/1/44	1,350,000	1,204,756
Series A
5.00%, due 6/1/49	6,775,000	5,854,798
Series B
5.00%, due 6/1/49	2,720,000	2,350,561
Public Finance Authority, Guilford College, Revenue Bonds
Series A
5.00%, due 1/1/48	1,950,000	1,599,847
5.50%, due 1/1/47	5,860,000	5,222,826
Public Finance Authority, Coral Academy of Science Las Vegas, Revenue Bonds
Series A
5.00%, due 7/1/48	2,000,000	1,654,245
Public Finance Authority, Wilson Preparatory Academy, Revenue Bonds
Series A
5.00%, due 6/15/49 (c)	1,100,000	902,445
Public Finance Authority, College Achieve Central Charter School, Revenue Bonds
Series A
5.00%, due 6/15/51 (c)	2,145,000	1,713,648
Public Finance Authority, Grand Hyatt San Antonio Hotel Acquisition Project, Revenue Bonds, Senior Lien
Series A
5.00%, due 2/1/52	4,000,000	3,478,284
Public Finance Authority, The Franklin School Of Innovation, Inc., Revenue Bonds
5.00%, due 1/1/57 (c)	3,200,000	2,370,706
	Principal Amount	Value

Wisconsin (continued)
Public Finance Authority, Nevada State College, Revenue Bonds (c)
Series A
5.00%, due 5/1/60	$ 6,500,000	$ 5,122,960
Series B
9.00%, due 5/1/71	2,985,000	2,911,624
Public Finance Authority, Wingate University, Revenue Bonds
Series A
5.25%, due 10/1/38	3,250,000	2,985,377
Public Finance Authority, CHF-Cullowhee, LLC - Western Carolina University Project, Revenue Bonds
Series A
5.25%, due 7/1/47	2,000,000	1,741,085
Public Finance Authority, CHF - Manoa LLC, Revenue Bonds, Senior Lien (c)
Series A
5.75%, due 7/1/53	3,950,000	3,787,186
Series A
5.75%, due 7/1/63	20,150,000	18,927,796
Public Finance Authority, Lake Erie College Project, Revenue Bonds
Series A
5.875%, due 10/1/54 (c)	2,000,000	1,464,500
Public Finance Authority, Irving Convention Center Hotel Project, Revenue Bonds
Series A-2
7.00%, due 1/1/50 (c)	12,440,000	12,666,789
Wisconsin Health & Educational Facilities Authority, St. Camillus Health System, Inc., Revenue Bonds
Series B-2
2.55%, due 11/1/27	85,000	84,972
Wisconsin Health & Educational Facilities Authority, HOPE Christian Schools, Revenue Bonds
3.00%, due 12/1/31	560,000	445,881
Wisconsin Health & Educational Facilities Authority, Children's Hospital of Wisconsin Obligated Group, Revenue Bonds
3.00%, due 8/15/52	2,000,000	1,238,828
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
59

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Sauk-Prairie Memorial Hospital Inc. Obligated Group, Revenue Bonds
Series A
5.375%, due 2/1/48	$ 3,200,000	$ 2,730,505
		177,791,606
Wyoming 0.2%
Sublette County Hospital District, Hospital Construction Project, Revenue Bonds
Series A
5.00%, due 6/15/26	11,933,000	11,696,781
Total Long-Term Municipal Bonds (Cost $7,851,110,136)		6,816,643,181
Short-Term Municipal Notes 3.0%
Alabama 0.4%
Walker County Economic & Industrial Development Authority, Alabama Power Co., Revenue Bonds, First Series
Series 1
4.25%, due 8/1/63 (a)(h)	31,125,000	31,125,000
Arkansas 0.2%
Arkansas Development Finance Authority, Baptist Memorial Health Care, Revenue Bonds
Series B-4
5.43%, due 9/1/44 (h)	11,730,000	11,730,000
California 0.2%
Tender Option Bond Trust Receipts, Revenue Bonds (c)(h)
4.30%, due 4/1/43	5,540,000	5,540,000
4.30%, due 4/1/43	4,777,000	4,777,000
4.30%, due 4/1/43	3,300,000	3,300,000
		13,617,000
Colorado 0.5%
Rib Floater Trust Various States, Revenue Bonds
4.39%, due 2/1/46 (c)(h)	37,575,000	37,575,000
	Principal Amount	Value

District of Columbia 0.2%
Tender Option Bond Trust Receipts, Revenue Bonds
4.30%, due 7/1/63 (c)(h)	$ 10,470,000	$ 10,470,000
Florida 0.0% ‡
City of Orlando, Tourist Development Tax, Revenue Bonds, Third Lien
Series C, Insured: AGC
5.50%, due 11/1/38 (h)	230,000	230,000
Georgia 1.2%
Bartow-Cartersville Joint Development Authority, Hanwha Q Cells USA, Inc., Revenue Bonds
Series A
4.45%, due 8/1/33 (a)(c)(h)	73,100,000	73,100,000
Development Authority of Appling County, Georgia Power Co., Revenue Bonds
Series 1
4.30%, due 9/1/41 (h)	15,250,000	15,250,000
		88,350,000
New York 0.3%
City of New York, Unlimited General Obligation
Series E
3.95%, due 3/1/48 (h)	17,335,000	17,335,000
New York City Municipal Water Finance Authority, Water & Sewer System Second General Resolution, Revenue Bonds
Series CC
3.95%, due 6/15/41 (h)	4,000,000	4,000,000
		21,335,000
Ohio 0.0% ‡
Ohio Higher Educational Facility Commission, Cleveland Clinic Health System, Revenue Bonds
Series B-4
3.97%, due 1/1/43 (h)	2,985,000	2,985,000
Total Short-Term Municipal Notes (Cost $217,417,000)		217,417,000
Total Municipal Bonds (Cost $8,068,527,136)		7,034,060,181

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
60	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Bonds 0.2%
Corporate Bonds 0.2%
Commercial Services 0.1%
Howard University
Series 21A
4.756%, due 10/1/51	$ 5,200,000	$ 3,847,901
Wildflower Improvement Association
6.625%, due 3/1/31 (c)	2,593,506	2,406,481
		6,254,382
Healthcare-Services 0.1%
Toledo Hospital (The)
6.015%, due 11/15/48	9,350,000	6,229,438
Total Corporate Bonds (Cost $14,068,048)		12,483,820
Total Long-Term Bonds (Cost $14,068,048)		12,483,820

	Shares	Value
Closed-End Funds 0.5%
Massachusetts 0.1%
DWS Municipal Income Trust	131,002	979,895
Pioneer Municipal High Income Advantage Fund, Inc.	200,399	1,290,570
Pioneer Municipal High Income Fund Trust	200,954	1,404,668
		3,675,133
Michigan 0.0% ‡
BlackRock MuniYield Michigan Quality Fund, Inc.	245,271	2,347,243
Multi-State 0.3%
BlackRock Municipal 2030 Target Term Trust	427,334	8,277,460
BlackRock MuniHoldings Fund, Inc.	146,484	1,482,418
BlackRock MuniYield Quality Fund II, Inc.	588,091	5,122,273
BlackRock MuniYield Quality Fund, Inc.	287,227	2,855,036
		17,737,187
New Jersey 0.0% ‡
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	307,548	3,066,254
	Shares	Value

New York 0.1%
BlackRock MuniHoldings New York Quality Fund, Inc.	525,108	$ 4,673,461
BlackRock MuniYield New York Quality Fund, Inc.	543,595	4,685,789
BlackRock New York Municipal Income Trust	26,795	235,260
		9,594,510
Pennsylvania 0.0% ‡
Invesco Pennsylvania Value Municipal Income Trust	18,699	161,746
Total Closed-End Funds (Cost $53,605,846)		36,582,073
Short-Term Investment 0.2%
Unaffiliated Investment Company 0.2%
BlackRock Liquidity Funds MuniCash, 3.821% (i)	17,558,981	17,558,764
Total Short-Term Investment (Cost $17,558,764)		17,558,764
Total Investments (Cost $8,153,759,794)	98.7%	7,100,684,838
Other Assets, Less Liabilities	1.3	93,283,498
Net Assets	100.0%	$ 7,193,968,336

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Interest on these securities was subject to alternative minimum tax.
(b)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2023.
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(d)	Issue in default.
(e)	Issue in non-accrual status.
(f)	Illiquid security—As of October 31, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $50,461,188, which represented 0.7% of the Fund’s net assets. (Unaudited)
(g)	Step coupon—Rate shown was the rate in effect as of October 31, 2023.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
61

Portfolio of Investments October 31, 2023†^ (continued)
(h)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.
(i)	Current yield as of October 31, 2023.
Futures Contracts
As of October 31, 2023, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 10 Year Notes	(5,000)	December 2023	$ (548,421,960)	$ (530,859,375)	$ 17,562,585
U.S. Treasury Long Bonds	(1,510)	December 2023	(180,088,793)	(165,250,625)	14,838,168
Net Unrealized Appreciation					$ 32,400,753

1.	As of October 31, 2023, cash in the amount of $15,889,000 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2023.
Abbreviation(s):
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
AMBAC—Ambac Assurance Corp.
BAM—Build America Mutual Assurance Co.
CHF—Collegiate Housing Foundation
CR—Custodial Receipts
MUN GOVT GTD—Municipal Government Guaranteed
NATL-RE—National Public Finance Guarantee Corp.
PSF-GTD—Permanent School Fund Guaranteed
SD CRED PROG—School District Credit Enhancement Program
UT CSCE—Utah Charter School Credit Enhancement Program
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
62	MainStay MacKay High Yield Municipal Bond Fund

The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 6,816,643,181	$ —	$ 6,816,643,181
Short-Term Municipal Notes	—	217,417,000	—	217,417,000
Total Municipal Bonds	—	7,034,060,181	—	7,034,060,181
Long-Term Bonds
Corporate Bonds	—	12,483,820	—	12,483,820
Total Corporate Bonds	—	12,483,820	—	12,483,820
Closed-End Funds	36,582,073	—	—	36,582,073
Short-Term Investment
Unaffiliated Investment Company	17,558,764	—	—	17,558,764
Total Investments in Securities	54,140,837	7,046,544,001	—	7,100,684,838
Other Financial Instruments
Futures Contracts (b)	32,400,753	—	—	32,400,753
Total Investments in Securities and Other Financial Instruments	$ 86,541,590	$ 7,046,544,001	$ —	$ 7,133,085,591

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
63

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in securities, at value (identified cost $8,153,759,794)	$ 7,100,684,838
Cash	9,000
Cash collateral on deposit at broker for futures contracts	15,889,000
Receivables:
Dividends and interest	99,421,088
Fund shares sold	35,616,773
Investment securities sold	29,095,000
Other assets	151,033
Total assets	7,280,866,732
Liabilities
Payables:
Fund shares redeemed	62,070,347
Investment securities purchased	10,877,580
Manager (See Note 3)	3,351,071
Transfer agent (See Note 3)	727,005
NYLIFE Distributors (See Note 3)	452,232
Professional fees	116,870
Custodian	75,646
Shareholder communication	35,226
Variation margin on futures contracts	1,601
Trustees	902
Accrued expenses	7,331
Distributions payable	9,182,585
Total liabilities	86,898,396
Net assets	$ 7,193,968,336
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 678,455
Additional paid-in-capital	8,908,232,679
8,908,911,134
Total distributable earnings (loss)	(1,714,942,798)
Net assets	$ 7,193,968,336
Class A
Net assets applicable to outstanding shares	$1,454,442,322
Shares of beneficial interest outstanding	137,178,359
Net asset value per share outstanding	$ 10.60
Maximum sales charge (3.00% of offering price)	0.33
Maximum offering price per share outstanding	$ 10.93
Investor Class
Net assets applicable to outstanding shares	$ 3,560,122
Shares of beneficial interest outstanding	336,185
Net asset value per share outstanding	$ 10.59
Maximum sales charge (2.50% of offering price)	0.27
Maximum offering price per share outstanding	$ 10.86
Class C
Net assets applicable to outstanding shares	$ 151,802,546
Shares of beneficial interest outstanding	14,352,851
Net asset value and offering price per share outstanding	$ 10.58
Class I
Net assets applicable to outstanding shares	$4,660,777,224
Shares of beneficial interest outstanding	439,489,140
Net asset value and offering price per share outstanding	$ 10.60
Class R6
Net assets applicable to outstanding shares	$ 923,386,122
Shares of beneficial interest outstanding	87,098,506
Net asset value and offering price per share outstanding	$ 10.60

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
64	MainStay MacKay High Yield Municipal Bond Fund

Statement of Operations for the year ended October 31, 2023
Investment Income (Loss)
Income
Interest	$ 371,857,447
Dividends	1,683,210
Total income	373,540,657
Expenses
Manager (See Note 3)	41,356,079
Distribution/Service—Class A (See Note 3)	4,349,207
Distribution/Service—Investor Class (See Note 3)	10,202
Distribution/Service—Class C (See Note 3)	1,859,712
Transfer agent (See Note 3)	4,533,403
Professional fees	565,089
Registration	433,551
Custodian	214,694
Trustees	199,202
Shareholder communication	140,484
Miscellaneous	238,276
Total expenses before waiver/reimbursement	53,899,899
Reimbursement from prior custodian(a)	(15,296)
Net expenses	53,884,603
Net investment income (loss)	319,656,054
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(375,849,860)
In-kind Transactions	(3,463,399)
Futures transactions	107,591,062
Net realized gain (loss)	(271,722,197)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	298,040,136
Futures contracts	(28,588,715)
Net change in unrealized appreciation (depreciation)	269,451,421
Net realized and unrealized gain (loss)	(2,270,776)
Net increase (decrease) in net assets resulting from operations	$ 317,385,278

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
65

Statements of Changes in Net Assets
for the years ended October 31, 2023 and October 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 319,656,054	$ 325,745,230
Net realized gain (loss)	(271,722,197)	(296,983,633)
Net change in unrealized appreciation (depreciation)	269,451,421	(2,142,991,678)
Net increase (decrease) in net assets resulting from operations	317,385,278	(2,114,230,081)
Distributions to shareholders:
Class A	(71,226,979)	(76,320,100)
Investor Class	(166,636)	(145,969)
Class C	(6,208,135)	(6,843,792)
Class I	(214,754,997)	(233,072,302)
Class R6	(40,495,808)	(43,550,777)
Total distributions to shareholders	(332,852,555)	(359,932,940)
Capital share transactions:
Net proceeds from sales of shares	4,134,959,360	6,094,387,364
Net asset value of shares issued to shareholders in reinvestment of distributions	233,389,061	247,680,574
Cost of shares redeemed	(4,856,892,832)	(7,962,906,928)
Redemptions in-kind	(89,218,096)	(294,446,031)
Increase (decrease) in net assets derived from capital share transactions	(577,762,507)	(1,915,285,021)
Net increase (decrease) in net assets	(593,229,784)	(4,389,448,042)
Net Assets
Beginning of year	7,787,198,120	12,176,646,162
End of year	$ 7,193,968,336	$ 7,787,198,120
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
66	MainStay MacKay High Yield Municipal Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 10.64	$ 13.49	$ 12.75	$ 12.98	$ 12.33
Net investment income (loss)	0.45(a)	0.36(a)	0.36(a)	0.40	0.47
Net realized and unrealized gain (loss)	(0.02)	(2.81)	0.77	(0.20)	0.66
Total from investment operations	0.43	(2.45)	1.13	0.20	1.13
Less distributions:
From net investment income	(0.47)	(0.40)	(0.39)	(0.43)	(0.47)
From net realized gain on investments	—	—	—	(0.00)‡	(0.01)
Total distributions	(0.47)	(0.40)	(0.39)	(0.43)	(0.48)
Net asset value at end of year	$ 10.60	$ 10.64	$ 13.49	$ 12.75	$ 12.98
Total investment return (b)	3.81%	(18.48)%	8.93%	1.60%	9.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.92%	2.86%	2.66%	3.15%	3.69%
Net expenses (c)	0.87%	0.86%	0.84%	0.86%	0.87%
Portfolio turnover rate (d)	38%(e)	56%(e)	14%	37%	27%
Net assets at end of year (in 000’s)	$ 1,454,442	$ 1,751,791	$ 2,696,103	$ 2,073,226	$ 2,210,862

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

	Year Ended October 31,
Investor Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 10.63	$ 13.47	$ 12.73	$ 12.96	$ 12.32
Net investment income (loss)	0.45(a)	0.36(a)	0.36(a)	0.40	0.47
Net realized and unrealized gain (loss)	(0.02)	(2.80)	0.77	(0.20)	0.65
Total from investment operations	0.43	(2.44)	1.13	0.20	1.12
Less distributions:
From net investment income	(0.47)	(0.40)	(0.39)	(0.43)	(0.47)
From net realized gain on investments	—	—	—	(0.00)‡	(0.01)
Total distributions	(0.47)	(0.40)	(0.39)	(0.43)	(0.48)
Net asset value at end of year	$ 10.59	$ 10.63	$ 13.47	$ 12.73	$ 12.96
Total investment return (b)	3.89%	(18.52)%	8.92%	1.59%	9.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.91%	2.88%	2.69%	3.15%	3.69%
Net expenses (c)	0.89%	0.87%	0.86%	0.87%	0.88%
Portfolio turnover rate (d)	38%(e)	56%(e)	14%	37%	27%
Net assets at end of year (in 000's)	$ 3,560	$ 3,749	$ 5,107	$ 5,211	$ 5,449

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
67

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class C	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 10.61	$ 13.46	$ 12.71	$ 12.95	$ 12.30
Net investment income (loss)	0.36(a)	0.26(a)	0.26(a)	0.29	0.37
Net realized and unrealized gain (loss)	(0.01)	(2.80)	0.78	(0.20)	0.66
Total from investment operations	0.35	(2.54)	1.04	0.09	1.03
Less distributions:
From net investment income	(0.38)	(0.31)	(0.29)	(0.33)	(0.37)
From net realized gain on investments	—	—	—	(0.00)‡	(0.01)
Total distributions	(0.38)	(0.31)	(0.29)	(0.33)	(0.38)
Net asset value at end of year	$ 10.58	$ 10.61	$ 13.46	$ 12.71	$ 12.95
Total investment return (b)	3.12%	(19.15)%	8.20%	0.75%	8.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.17%	2.11%	1.95%	2.41%	2.94%
Net expenses (c)	1.64%	1.62%	1.61%	1.62%	1.63%
Portfolio turnover rate (d)	38%(e)	56%(e)	14%	37%	27%
Net assets at end of year (in 000’s)	$ 151,803	$ 202,196	$ 340,700	$ 355,498	$ 433,318

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 10.64	$ 13.49	$ 12.75	$ 12.98	$ 12.34
Net investment income (loss)	0.48(a)	0.39(a)	0.39(a)	0.45	0.50
Net realized and unrealized gain (loss)	(0.02)	(2.81)	0.77	(0.22)	0.65
Total from investment operations	0.46	(2.42)	1.16	0.23	1.15
Less distributions:
From net investment income	(0.50)	(0.43)	(0.42)	(0.46)	(0.50)
From net realized gain on investments	—	—	—	(0.00)‡	(0.01)
Total distributions	(0.50)	(0.43)	(0.42)	(0.46)	(0.51)
Net asset value at end of year	$ 10.60	$ 10.64	$ 13.49	$ 12.75	$ 12.98
Total investment return (b)	4.16%	(18.28)%	9.20%	1.86%	9.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.17%	3.10%	2.90%	3.38%	3.93%
Net expenses (c)	0.62%	0.60%	0.59%	0.61%	0.62%
Portfolio turnover rate (d)	38%(e)	56%(e)	14%	37%	27%
Net assets at end of year (in 000’s)	$ 4,660,777	$ 4,904,132	$ 7,894,324	$ 6,063,243	$ 4,415,639

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
68	MainStay MacKay High Yield Municipal Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,			November 1, 2019^ through October 31,
Class R6	2023	2022	2021	2020
Net asset value at beginning of period	$ 10.64	$ 13.49	$ 12.74	$ 12.98
Net investment income (loss) (a)	0.48	0.40	0.39	0.43
Net realized and unrealized gain (loss)	(0.02)	(2.81)	0.79	(0.21)
Total from investment operations	0.46	(2.41)	1.18	0.22
Less distributions:
From net investment income	(0.50)	(0.44)	(0.43)	(0.46)
From net realized gain on investments	—	—	—	(0.00)‡
Total distributions	(0.50)	(0.44)	(0.43)	(0.46)
Net asset value at end of period	$ 10.60	$ 10.64	$ 13.49	$ 12.74
Total investment return (b)	4.13%	(18.23)%	9.34%	1.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.23%	3.22%	2.91%	3.40%
Net expenses (c)	0.56%	0.55%	0.54%	0.56%
Portfolio turnover rate (d)	38%(e)	56%(e)	14%	37%
Net assets at end of period (in 000’s)	$ 923,386	$ 925,330	$ 1,240,412	$ 6,535

^	Inception date.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
69

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay High Yield Municipal Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	March 31, 2010
Investor Class	March 31, 2010
Class C	March 31, 2010
Class I	March 31, 2010
Class R6	November 1, 2019
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek a high level of current income exempt from federal income taxes. The Fund’s secondary investment objective is total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that

70	MainStay MacKay High Yield Municipal Bond Fund

quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value.
Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy. No securities held by the Fund as of October 31, 2023, were fair valued in such a manner.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing
71

Notes to Financial Statements (continued)
the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
In calculating NAV, each closed-end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed-end funds is taken from the exchange where the security is primarily traded. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity. These closed-end funds are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Fund's procedures described above. The liquidity of the Fund's investments was determined as of October 31, 2023, and can change at any time. Illiquid investments as of October 31, 2023, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase,

72	MainStay MacKay High Yield Municipal Bond Fund

for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of October 31, 2023, are shown in the Portfolio of Investments.
(H) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico (the "Commonwealth") began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension
73

Notes to Financial Statements (continued)
obligations. In addition, the current economic environment and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. Following the outbreak of COVID-19, the federal government passed certain relief packages, including the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which included an aggregate of more than $7 billion in disaster relief funds for the U.S. territories, including Puerto Rico. However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the long-term economic challenges that arose from COVID-19.
As of October 31, 2023 PREPA has remained in Title III Bankruptcy for over 6 years. A significant number of net revenue bond creditors, the Oversight Board, and the Commonwealth have been unable to reach a consensual resolution on PREPA’s debt restructuring following the termination of the previous 2019 PREPA Restructuring Support Agreement by the Commonwealth of Puerto Rico in March of 2022. On December 16, 2022, the Oversight Board filed a proposed plan of adjustment to restructure more than $10 billion of debt and other claims against PREPA. The plan of adjustment, amended in March, proposed to cut PREPA’s unsustainable debt to approximately $5.68 billion.
Bankruptcy litigation has ensued between the Oversight Board and a group of net revenue bond creditors over the security provisions of PREPA’s $8.3 billion of net revenue bonds resulting in a ruling in March that PREPA’s net revenue bonds are unsecured.
In June of 2023, a claims estimation hearing resulted in a ruling that PREPA’s now asserted unsecured net revenue bond claim was valued at approximately 2.383 billion, which is only 28.3% of the full pre-petition claim asserted by net revenue bond holders.  Due to the lower claims estimation ruling, at the end of August 2023 the Oversight Board filed a new proposed plan of adjustment to reflect the March lien ruling and June estimation hearing with lower recovery amounts afforded to net revenue bond holders.  In conjunction with the new proposed plan of adjustment, a subset of the original litigating PREPA creditors entered into Planned Support Agreements (”PSAs”) supporting the new proposed plan of adjustment.
However, following the new proposed plan of adjustment, a significant amount of creditors not previously involved in the PREPA bankruptcy have objected to the revised plan of adjustment, including the MainStay MacKay Municipal Bond Funds.
Objecting creditors are appealing several rulings, including the March net revenue bond lien ruling, the June net revenue bond claims estimation ruling, and the November disclosure statement approval ruling that provides for a plan with disparate recoveries for the same creditors.  Objecting creditors believe the PREPA bankruptcy plan of adjustment is un-confirmable and these rulings will be overturned on appeal, but there is no certainty that objecting creditors will be successful in appealing these rulings, or if overturned, these creditors will receive the relief sought.  The proposed PREPA August plan of adjustment provides 3.5% of cash recovery for objecting creditors to the plan as opposed to 12.5% of cash recovery for consenting creditors who have not previously settled.
Bankruptcy plan confirmation hearings are currently scheduled to begin in March of 2024.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of October 31, 2023, the Fund's total Puerto Rico investments is 6.4% of total investments, with 9.8% of that amount insured.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(J) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of October 31, 2023:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$32,400,753	$32,400,753
Total Fair Value	$32,400,753	$32,400,753

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

74	MainStay MacKay High Yield Municipal Bond Fund

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2023:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Transactions	$107,591,062	$107,591,062
Total Net Realized Gain (Loss)	$107,591,062	$107,591,062

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(28,588,715)	$(28,588,715)
Total Net Change in Unrealized Appreciation (Depreciation)	$(28,588,715)	$(28,588,715)

Average Notional Amount	Total
Futures Contracts Short	$(1,187,757,878)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.55% up to $1 billion; 0.54% from $1 billion to $3 billion; 0.53% from $3 billion to $5 billion; 0.52% from $5 billion to $7 billion; 0.51% from $7 billion to $9 billion; 0.50% from $9 billion to $11 billion; 0.49% from $11 billion to $13 billion and 0.48% in excess of $13 billion. During the year ended October 31, 2023, the effective management fee rate was 0.53%
of the Fund's average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class A shares do not exceed 0.875% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Investor Class, Class C and Class I shares. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2023, New York Life Investments earned fees from the Fund in the amount of $41,356,079 and paid the Subadvisor fees in the amount of $20,678,148.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at
75

Notes to Financial Statements (continued)
an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2023, were $35,548 and $1,473, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares during the year ended October 31, 2023, of $206,107, $7 and $78,999, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$1,131,566	$—
Investor Class	3,405	—
Class C	155,321	—
Class I	3,206,331	—
Class R6	36,780	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$23,592	0.0%‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of October 31, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$8,208,021,711	$28,254,211	$(1,135,591,084)	$(1,107,336,873)
As of October 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$68,864,801	$(647,816,076)	$(28,654,650)	$(1,107,336,873)	$(1,714,942,798)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures, wash sales, and cumulative bond amortization adjustments. The other temporary differences are primarily due to dividends payable and interest accrual on defaulted securities.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2023 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$4,382,789	$(4,382,789)
The reclassifications for the Fund are primarily due to redemption in-kind adjustments.
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $647,816,076, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected

76	MainStay MacKay High Yield Municipal Bond Fund

to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$261,454	$386,362
During the years ended October 31, 2023 and October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$ 25,235,436	$ 27,882,361
Exempt Interest Dividends	307,617,119	332,050,579
Total	$332,852,555	$359,932,940
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2023, purchases and sales of securities, other than short-term securities, were $2,881,320 and $3,314,564, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2023 and October 31, 2022, were as follows:
Class A	Shares	Amount
Year ended October 31, 2023:
Shares sold	44,419,061	$ 500,172,378
Shares issued to shareholders in reinvestment of distributions	5,332,267	60,512,994
Shares redeemed	(70,976,284)	(796,386,385)
Shares redeemed in connection with in-kind transactions	(8,037,956)	(89,218,096)
Net increase (decrease) in shares outstanding before conversion	(29,262,912)	(324,919,109)
Shares converted into Class A (See Note 1)	2,430,861	27,933,257
Shares converted from Class A (See Note 1)	(664,723)	(7,558,233)
Net increase (decrease)	(27,496,774)	$ (304,544,085)
Year ended October 31, 2022:
Shares sold	179,714,632	$ 2,169,853,689
Shares issued to shareholders in reinvestment of distributions	5,398,927	65,734,399
Shares redeemed	(201,191,940)	(2,380,543,511)
Shares redeemed in connection with in-kind transactions	(22,519,084)	(294,446,031)
Net increase (decrease) in shares outstanding before conversion	(38,597,465)	(439,401,454)
Shares converted into Class A (See Note 1)	3,711,349	45,615,641
Shares converted from Class A (See Note 1)	(311,546)	(3,772,990)
Net increase (decrease)	(35,197,662)	$ (397,558,803)

77

Notes to Financial Statements (continued)
Investor Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	101,216	$ 1,155,142
Shares issued to shareholders in reinvestment of distributions	14,253	161,537
Shares redeemed	(65,132)	(738,349)
Net increase (decrease) in shares outstanding before conversion	50,337	578,330
Shares converted into Investor Class (See Note 1)	21,529	245,660
Shares converted from Investor Class (See Note 1)	(88,480)	(1,018,535)
Net increase (decrease)	(16,614)	$ (194,545)
Year ended October 31, 2022:
Shares sold	92,787	$ 1,178,888
Shares issued to shareholders in reinvestment of distributions	11,741	142,182
Shares redeemed	(82,666)	(1,021,684)
Net increase (decrease) in shares outstanding before conversion	21,862	299,386
Shares converted into Investor Class (See Note 1)	11,037	135,526
Shares converted from Investor Class (See Note 1)	(59,147)	(748,641)
Net increase (decrease)	(26,248)	$ (313,729)

Class C	Shares	Amount
Year ended October 31, 2023:
Shares sold	2,115,239	$ 24,106,172
Shares issued to shareholders in reinvestment of distributions	474,069	5,367,827
Shares redeemed	(7,121,896)	(80,657,074)
Net increase (decrease) in shares outstanding before conversion	(4,532,588)	(51,183,075)
Shares converted from Class C (See Note 1)	(168,556)	(1,929,338)
Net increase (decrease)	(4,701,144)	$ (53,112,413)
Year ended October 31, 2022:
Shares sold	2,413,582	$ 29,806,079
Shares issued to shareholders in reinvestment of distributions	484,254	5,854,802
Shares redeemed	(9,068,981)	(109,411,843)
Net increase (decrease) in shares outstanding before conversion	(6,171,145)	(73,750,962)
Shares converted into Class C (See Note 1)	782	10,609
Shares converted from Class C (See Note 1)	(94,933)	(1,127,464)
Net increase (decrease)	(6,265,296)	$ (74,867,817)

Class I	Shares	Amount
Year ended October 31, 2023:
Shares sold	258,846,677	$ 2,948,360,609
Shares issued to shareholders in reinvestment of distributions	14,527,416	164,719,241
Shares redeemed	(295,278,805)	(3,341,003,833)
Net increase (decrease) in shares outstanding before conversion	(21,904,712)	(227,923,983)
Shares converted into Class I (See Note 1)	654,893	7,441,967
Shares converted from Class I (See Note 1)	(162,850)	(1,844,711)
Net increase (decrease)	(21,412,669)	$ (222,326,727)
Year ended October 31, 2022:
Shares sold	281,989,510	$ 3,456,526,376
Shares issued to shareholders in reinvestment of distributions	14,323,947	174,363,390
Shares redeemed	(388,088,367)	(4,644,748,540)
Net increase (decrease) in shares outstanding before conversion	(91,774,910)	(1,013,858,774)
Shares converted into Class I (See Note 1)	1,206,028	15,314,351
Shares converted from Class I (See Note 1)	(33,636,572)	(420,626,039)
Net increase (decrease)	(124,205,454)	$(1,419,170,462)

Class R6	Shares	Amount
Year ended October 31, 2023:
Shares sold	58,388,901	$ 661,165,059
Shares issued to shareholders in reinvestment of distributions	232,472	2,627,462
Shares redeemed	(56,487,831)	(638,107,191)
Net increase (decrease) in shares outstanding before conversion	2,133,542	25,685,330
Shares converted into Class R6 (See Note 1)	124,218	1,435,145
Shares converted from Class R6 (See Note 1)	(2,147,545)	(24,705,212)
Net increase (decrease)	110,215	$ 2,415,263
Year ended October 31, 2022:
Shares sold	35,564,395	$ 437,022,332
Shares issued to shareholders in reinvestment of distributions	132,818	1,585,801
Shares redeemed	(69,848,536)	(827,181,350)
Net increase (decrease) in shares outstanding before conversion	(34,151,323)	(388,573,217)
Shares converted into Class R6 (See Note 1)	33,540,978	419,577,752
Shares converted from Class R6 (See Note 1)	(4,369,016)	(54,378,745)
Net increase (decrease)	(4,979,361)	$ (23,374,210)

78	MainStay MacKay High Yield Municipal Bond Fund

Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
79

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay High Yield Municipal Bond Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 22, 2023
80	MainStay MacKay High Yield Municipal Bond Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For Federal individual income tax purposes, the Fund designated 92.4% of the ordinary income dividends paid during its fiscal year ended October 31, 2023 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.
In February 2024, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2023. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2023.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
81

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
82	MainStay MacKay High Yield Municipal Bond Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
83

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
84	MainStay MacKay High Yield Municipal Bond Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
85

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5013761MS139-23	MSMHY11-12/23
(NYLIM) NL243

MainStay MacKay New York Tax Free Opportunities Fund

Message from the President and Annual Report
October 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Volatile economic and geopolitical forces drove market behavior during the 12-month reporting period ended October 31, 2023. While equity markets generally gained ground, bond prices trended broadly lower.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation and interest rate trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 7.1% in November 2022, and to 3.2% in October 2023. At the same time, the Fed increased the benchmark federal funds rate from 3.75%–4.00% at the beginning of the reporting period to 5.25%–5.50% as of October 31, 2023. As the pace of rate increases slowed during the period, investors hoped for an early shift to a looser monetary policy. However, comments from Fed members late in the period reinforced the central bank’s hawkish stance in response to surprisingly robust U.S. economic growth and rising wage pressures, thus increasing the likelihood that interest rates would stay higher for longer. International developed markets exhibited similar dynamics of elevated inflation and rising interest rates.
Despite the backdrop of high interest rates—along with political dysfunction in Washington D.C. and intensifying global geopolitical instability—equity markets managed to advance, supported by healthy consumer spending trends and persistent domestic economic growth. The S&P 500® Index, a widely regarded benchmark of large-cap U.S. market performance, gained ground, bolstered by the strong performance of energy stocks amid surging petroleum prices and mega-cap, growth-oriented, technology-related shares, which rose as investors flocked to companies creating the infrastructure for developments in artificial intelligence. Smaller-cap stocks and value-oriented shares produced milder returns. Among industry sectors, energy and information technology posted the strongest gains. Real estate declined most sharply under pressure from rising mortgage rates and weak levels of office occupancy. Developed international markets outperformed U.S. markets, with Europe benefiting during the first half of the period from unexpected economic resilience in the face of rising energy prices and the ongoing war in Ukraine. Emerging markets posted positive results but lagged developed markets, largely due to slow economic growth in China despite the relaxation of pandemic-era lockdowns.
Bond prices were driven lower by rising yields and increasing expectations of high interest rates for an extended period of time. The U.S. yield curve steepened, with the 30-year Treasury yield exceeding 5% for the first time in more than a decade. The yield curve remained inverted, with the 10-year Treasury yield ending the period at 4.88%, compared with 5.07% for the 2-year Treasury yield. Corporate bonds outperformed long-term Treasury bonds, but still trended lower under pressure from rising yields and an uptick in default rates. Among corporates, lower-credit-quality instruments performed slightly better than their higher-credit-quality counterparts, while floating rate securities performed better still.
In the face of today’s uncertain market environment, New York Life Investments remains dedicated to providing the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges.  For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2023
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 3.00% Initial Sales Charge	With sales charges	5/14/2012	0.08%	-0.67%	2.08%	0.77%
		Excluding sales charges		3.18	0.25	2.56	0.77
Investor Class Shares[3,4]	Maximum 2.50% Initial Sales Charge	With sales charges	5/14/2012	0.57	-0.70	2.04	0.78
		Excluding sales charges		3.15	0.21	2.51	0.78
Class C Shares	Maximum 1.00% CDSC	With sales charges	5/14/2012	1.90	-0.02	2.25	1.03
	if Redeemed Within One Year of Purchase	Excluding sales charges		2.89	-0.02	2.25	1.03
Class C2 Shares	Maximum 1.00% CDSC	With sales charges	8/31/2020	1.86	N/A	-3.51	1.18
	if Redeemed Within One Year of Purchase	Excluding sales charges		2.86	N/A	-3.51	1.18
Class I Shares	No Sales Charge		5/14/2012	3.43	0.48	2.80	0.52
Class R6 Shares	No Sales Charge		11/1/2019	3.45	N/A	-1.53	0.49

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to August 10, 2022, the maximum initial sales charge was 4.50%, which is reflected in the applicable average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge was 4.50%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to August 10, 2022, the maximum initial sales charge was 4.00%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Bloomberg New York Municipal Bond Index[1]	3.21%	0.82%	1.95%
Morningstar Muni New York Long Category Average[2]	2.29	0.14	1.82

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Bloomberg New York Municipal Bond Index is the Fund's primary broad-based securities market index for comparison purposes. The Bloomberg New York Municipal Bond Index is a market value-weighted index of New York investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more.
2.	The Morningstar Muni New York Long Category Average is representative of funds that invest at least 80% of assets in New York municipal debt. These funds have durations of more than 7.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay New York Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay New York Tax Free Opportunities Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$941.90	$3.67	$1,021.42	$3.82	0.75%
Investor Class Shares	$1,000.00	$941.70	$3.82	$1,021.27	$3.97	0.78%
Class C Shares	$1,000.00	$940.60	$5.04	$1,020.01	$5.24	1.03%
Class C2 Shares	$1,000.00	$939.80	$5.77	$1,019.26	$6.01	1.18%
Class I Shares	$1,000.00	$942.10	$2.45	$1,022.68	$2.55	0.50%
Class R6 Shares	$1,000.00	$943.20	$2.35	$1,022.79	$2.45	0.48%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of October 31, 2023 (Unaudited)
Other Revenue	38.9%
Education	13.7
Transportation	12.8
General Obligation	12.0
Water & Sewer	9.0
Hospital	5.1
Utilities	3.4
Housing	1.0%
Certificate of Participation/Lease	0.1
Closed–End Funds	0.2
Short–Term Investment	1.4
Other Assets, Less Liabilities	2.4
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2023 (excluding short-term investments) (Unaudited)
1.	New York State Dormitory Authority, 3.00%-5.25%, due 12/1/31–7/1/53
2.	Triborough Bridge & Tunnel Authority, 4.00%-5.50%, due 11/15/40–5/15/63
3.	City of New York, 4.00%-5.25%, due 12/1/33–8/1/50
4.	New York City Transitional Finance Authority, 1.58%-5.50%, due 5/1/24–5/1/47
5.	Build NYC Resource Corp., 4.00%-5.50%, due 7/1/30–6/15/63
6.	Metropolitan Transportation Authority, (zero coupon)-5.00%, due 11/15/29–11/15/52
7.	New York City Municipal Water Finance Authority, 4.00%-5.25%, due 6/15/38–6/15/52
8.	Port Authority of New York & New Jersey, 4.00%-5.50%, due 12/1/31–9/15/48
9.	Battery Park City Authority, 4.00%-5.00%, due 11/1/44–11/1/53
10.	New York City Industrial Development Agency, (zero coupon)-5.00%, due 7/1/28–3/1/49

8	MainStay MacKay New York Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis and Michael Denlinger, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay New York Tax Free Opportunities Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2023?
For the 12 months ended October 31, 2023, Class I shares of MainStay MacKay New York Tax Free Opportunities Fund returned 3.43%, outperforming the 3.21% return of the Fund’s benchmark, the Bloomberg New York Municipal Bond Index (the "Index"). Over the same period, Class I shares also outperformed the 2.29% return of the Morningstar Muni New York Long Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund outperformed the Index during the reporting period in part due to structure and yield curve2 positioning. Adding to the relative return was the Fund’s overweight exposure to bonds maturing beyond 15 years. In addition, overweight exposure to 4+% coupons aided on a relative basis. From a geographic perspective, overweight exposure to out-of-Index U.S. territories made a positive contribution on a relative basis. (Contributions take weightings and total returns into account.) From a credit perspective, underweight exposure to AA-rated3 credits was a positive contributor to relative performance. Conversely, underweight exposure to 5% coupons, and AAA-rated4 bonds, detracted from relative returns. Also, the Fund engaged in significant tax-loss harvesting. This created losses that can be carried forward to offset future gains in the Fund. This activity also resulted in creating a higher book yield for the Fund.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
The Fund, at times, will employ a Treasury futures hedge, typically as a paired strategy with longer maturity bonds, to dampen duration5 and interest-rate sensitivity. During the reporting period, the Fund’s allocation was minimal.
What was the Fund’s duration strategy during the reporting period?
The Fund’s duration was targeted to remain in a neutral range relative to the Fund’s investable universe as outlined in the prospectus. In addition to investment-grade New York bonds, the Fund may also invest in bonds of U.S. territories (Puerto Rico, Guam and the U.S. Virgin Islands) and up to 20% of net assets in securities below investment grade. Since the Fund’s investable universe is broader than the Index, the Fund’s duration may also differ from that of the Index. The Fund ended the reporting period with a longer duration posture than the Index. As of October 31, 2023, the Fund's modified duration to worst6 was 8.61 years, while the Index’s modified duration to worst was 7.13 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, overweight positioning in the hospital and education sectors produced the largest relative outperformance; however underweight positioning in the special tax and transportation sectors offset some of those gains.
How did the Fund’s sector weighting change during the reporting period?
During the reporting period, there were no material changes to the weightings in the Fund. There was an increase to the Fund's position in the electric and water/sewer sectors. We added to the Fund’s positions in traditional municipal bonds, including bonds backed by the taxing power of general obligation issuers or secured by the revenues of essential service providers, due to their generally strong, resilient profiles. In addition, there was increased exposure to higher-quality AAA-rated credits. The Fund increased exposure to high-quality credits as they are in relatively strong financial condition and were available at much higher yields than had been available in the municipal market for many

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
3.	An obligation rated ‘AA’ by Standard & Poor’s (“S&P”) is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity. This measure ignores future cash flow fluctuations due to embedded optionality.
9

years. Conversely, there was a decrease to the Fund’s exposure in the leasing and hospital sectors.
How was the Fund positioned at the end of the reporting period?
As of the end of the reporting period, the Fund continued to hold overweight exposure to the long end of the curve where municipal yields are more attractive. In addition, the Fund held an overweight allocation to the education and other revenue sectors. From a ratings perspective, the Fund held overweight exposure to BBB-rated7 bonds. Moreover, the Fund held overweight exposure to non-investment grade credits, and U.S. territories that are not held in Index. As of the same date, the Fund held underweight exposure to the special tax and transportation sectors, as well as AA-rated bonds.
7.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay New York Tax Free Opportunities Fund

Portfolio of Investments October 31, 2023†^
	Principal Amount	Value
Municipal Bonds 96.0%
Long-Term Municipal Bonds 96.0%
Certificate of Participation/Lease 0.1%
Rensselaer City School District, Certificate of Participation
Insured: AGM State Aid Withholding
4.00%, due 6/1/34	$ 650,000	$ 591,942
Insured: AGM State Aid Withholding
4.00%, due 6/1/35	850,000	773,747
		1,365,689
Education 13.7%
Albany Capital Resource Corp., Albany College of Pharmacy and Health Sciences, Revenue Bonds
Series A
5.00%, due 12/1/33	150,000	149,941
Albany Capital Resource Corp., Albany Leadership Charter High School For Girls Project, Revenue Bonds
5.00%, due 6/1/49	2,380,000	1,950,305
Albany Capital Resource Corp., Brighter Choice Elementary Charter Schools, Revenue Bonds
Series A
4.00%, due 4/1/37	2,065,000	1,655,204
Albany Capital Resource Corp., Equitable School Revolving Fund LLC, Revenue Bonds
Series D
4.00%, due 11/1/46	3,000,000	2,416,288
Amherst Development Corp., Daemen College Project, Revenue Bonds
4.00%, due 10/1/37	1,000,000	827,242
5.00%, due 10/1/43	2,000,000	1,773,075
5.00%, due 10/1/48	2,000,000	1,710,864
Buffalo & Erie County Industrial Land Development Corp., D'Youville College Project, Revenue Bonds
Series A
4.00%, due 11/1/40	1,785,000	1,484,275
Series A
4.00%, due 11/1/45	4,000,000	3,125,870
Series A
4.00%, due 11/1/50	1,000,000	746,678
	Principal Amount	Value

Education (continued)
Buffalo & Erie County Industrial Land Development Corp., Tapestry Charter School Project, Revenue Bonds
Series A
5.00%, due 8/1/47	$ 500,000	$ 419,889
Series A
5.00%, due 8/1/52	3,995,000	3,281,564
Build NYC Resource Corp., Brilla College Preparatory Charter Schools, Revenue Bonds (a)
Series A
4.00%, due 11/1/41	1,000,000	753,509
Series A
4.00%, due 11/1/51	1,000,000	675,717
Build NYC Resource Corp., Children's Aid Society Project, Revenue Bonds
5.00%, due 7/1/45	1,120,000	1,034,490
Build NYC Resource Corp., Grand Concourse Academy Charter School Project, Revenue Bonds
Series A
5.00%, due 7/1/42	600,000	553,217
Series A
5.00%, due 7/1/56	550,000	472,875
Build NYC Resource Corp., Inwood Academy Leadership Charter School Project, Revenue Bonds (a)
Series A
5.125%, due 5/1/38	1,050,000	957,117
Series A
5.50%, due 5/1/48	1,500,000	1,352,924
Build NYC Resource Corp., Kipp NYC Public Charter Schools, Revenue Bonds
5.00%, due 7/1/42	1,000,000	945,110
5.25%, due 7/1/52	10,000,000	9,341,518
Build NYC Resource Corp., Manhattan College Project, Revenue Bonds
4.00%, due 8/1/42	1,500,000	1,235,296
Build NYC Resource Corp., Metropolitan College of New York, Revenue Bonds
5.50%, due 11/1/44	2,500,000	1,875,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Education (continued)
Build NYC Resource Corp., Metropolitan Lighthouse Charter School Project, Revenue Bonds (a)
Series A
5.00%, due 6/1/32	$ 1,000,000	$ 1,000,931
Series A
5.00%, due 6/1/37	1,500,000	1,438,529
Series A
5.00%, due 6/1/47	3,100,000	2,750,594
Build NYC Resource Corp., New World Preparatory Charter School Project, Revenue Bonds (a)
Series A
4.00%, due 6/15/51	1,200,000	800,241
Series A
4.00%, due 6/15/56	1,640,000	1,059,089
Build NYC Resource Corp., New York Law School Project, Revenue Bonds
5.00%, due 7/1/30	3,865,000	3,821,969
5.00%, due 7/1/33	1,520,000	1,487,208
Build NYC Resource Corp., Shefa School Project, Revenue Bonds
Series A
5.00%, due 6/15/51 (a)	2,500,000	1,899,684
Build NYC Resource Corp., Unity Preparatory Charter School of Brooklyn, Revenue Bonds
Series A
5.50%, due 6/15/63 (a)	1,375,000	1,200,989
City of New Rochelle, IONA College Project, Revenue Bonds
Series A
5.00%, due 7/1/45	3,810,000	3,421,022
County of Cattaraugus, St. Bonaventure University Project, Revenue Bonds
Series A
5.00%, due 5/1/44	1,200,000	1,192,391
Dutchess County Local Development Corp., Bard College Project, Revenue Bonds
Series A
5.00%, due 7/1/40	1,100,000	1,042,352
Series A
5.00%, due 7/1/45	3,500,000	3,215,180
	Principal Amount	Value

Education (continued)
Dutchess County Local Development Corp., Culinary Institute of America Project (The), Revenue Bonds
Series A-1
5.00%, due 7/1/31	$ 375,000	$ 377,060
Series A-1
5.00%, due 7/1/33	700,000	700,868
Dutchess County Local Development Corp., Marist College Project, Revenue Bonds
5.00%, due 7/1/48	6,000,000	5,867,435
Dutchess County Local Development Corp., Vassar College Project, Revenue Bonds
5.00%, due 7/1/45	1,200,000	1,200,781
Hempstead Town Local Development Corp., Evergreen Charter School, Inc., Revenue Bonds
Series A
5.25%, due 6/15/52	5,000,000	4,331,143
Hempstead Town Local Development Corp., Molloy College Project, Revenue Bonds
5.00%, due 7/1/38	870,000	817,532
5.00%, due 7/1/43	1,020,000	926,932
5.00%, due 7/1/48	1,100,000	966,930
Monroe County Industrial Development Corp., Nazareth College of Rochester, Revenue Bonds
Series A
4.00%, due 10/1/47	1,695,000	1,289,197
Monroe County Industrial Development Corp., St. John Fisher College, Revenue Bonds
Series A
5.00%, due 6/1/24	330,000	330,178
Monroe County Industrial Development Corp., University of Rochester Project, Revenue Bonds
Series C
4.00%, due 7/1/43	3,000,000	2,589,660
Nassau County Local Economic Assistance Corp., Roosevelt Children's Academy Charter School, Revenue Bonds
Series A
5.00%, due 7/1/55	2,750,000	2,344,318

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Education (continued)
New York State Dormitory Authority, Brooklyn Law School, Revenue Bonds
Series A
5.00%, due 7/1/33	$ 1,650,000	$ 1,646,507
New York State Dormitory Authority, Cornell University, Revenue Bonds
Series A
5.00%, due 7/1/50	3,245,000	3,269,585
New York State Dormitory Authority, Fordham University, Revenue Bonds
Series A
5.00%, due 7/1/41	1,075,000	1,078,490
New York State Dormitory Authority, Friends of The Bay Shore-Brightwaters Public Library, Inc., Revenue Bonds
Insured: AMBAC
4.625%, due 7/1/36	200,000	189,922
New York State Dormitory Authority, Iona College, Revenue Bonds
Series A
5.00%, due 7/1/51	1,850,000	1,608,760
New York State Dormitory Authority, New School (The), Revenue Bonds
Series A
5.00%, due 7/1/35	15,000	15,284
Series A
5.00%, due 7/1/35	195,000	195,159
New York State Dormitory Authority, New York University, Revenue Bonds
Series A
4.00%, due 7/1/46	4,370,000	3,662,958
Series A
5.00%, due 7/1/38	4,580,000	4,687,101
New York State Dormitory Authority, Pace University, Revenue Bonds
Series A
4.00%, due 5/1/33	400,000	365,077
Series A
4.25%, due 5/1/42	450,000	368,292
	Principal Amount	Value

Education (continued)
New York State Dormitory Authority, Rockefeller University, Revenue Bonds
Series B
5.00%, due 7/1/50	$ 5,000,000	$ 5,015,713
New York State Dormitory Authority, School Districts Financing Program, Revenue Bonds
Series A, Insured: AGM State Aid Withholding
5.00%, due 10/1/43	500,000	504,138
Series A, Insured: AGM State Aid Withholding
5.25%, due 10/1/50	5,000,000	5,082,492
New York State Dormitory Authority, St. John's University, Revenue Bonds
5.00%, due 7/1/38	5,740,000	5,896,536
New York State Dormitory Authority, St. Joseph's College, Revenue Bonds
4.00%, due 7/1/40	200,000	165,551
Oneida County Local Development Corp., Utica College Project, Revenue Bonds
5.00%, due 7/1/49	3,250,000	2,838,586
Onondaga County Trust for Cultural Resources, Syracuse University Project, Revenue Bonds
4.00%, due 12/1/49	3,080,000	2,547,602
Orange County Funding Corp., Mount St. Mary College, Revenue Bonds
Series A
5.00%, due 7/1/42	1,010,000	909,751
Riverhead Industrial Development Agency, Riverhead Charter School, Revenue Bonds
Series A
7.00%, due 8/1/43	925,000	926,206
Series 2013A
7.00%, due 8/1/48	730,000	730,904
Saratoga County Capital Resource Corp., Skidmore College, Revenue Bonds
Series A
5.00%, due 7/1/45	1,220,000	1,225,367
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Education (continued)
Schenectady County Capital Resource Corp., Union College Project, Revenue Bonds
5.25%, due 7/1/52	$ 1,000,000	$ 1,018,347
St. Lawrence County Industrial Development Agency, Clarkson University Project, Revenue Bonds
5.00%, due 9/1/47	2,975,000	2,670,783
Syracuse Industrial Development Agency, Syracuse City School District Project, Revenue Bonds
Series A, Insured: State Aid Withholding
3.25%, due 5/1/34	1,000,000	884,435
Troy Capital Resource Corp., Rensselaer Polytechnic Institute, Revenue Bonds
5.00%, due 8/1/32	1,000,000	1,008,496
Series A
5.00%, due 9/1/39	2,000,000	1,979,152
Yonkers Economic Development Corp., Charter School of Educational Excellence Project, Revenue Bonds
Series A
4.00%, due 10/15/29	200,000	183,413
Series A
5.00%, due 10/15/39	1,330,000	1,169,726
Series A
5.00%, due 10/15/49	990,000	801,775
Series A
5.00%, due 10/15/50	1,350,000	1,086,723
Yonkers Industrial Development Agency, New Community School Project, Revenue Bonds
Insured: State Aid Withholding
4.00%, due 5/1/51	3,500,000	2,826,958
		141,369,970
General Obligation 12.0%
City of Glens Falls, Public Improvement, Limited General Obligation
Insured: AGM
4.00%, due 1/15/31	500,000	497,496
Insured: AGM
4.00%, due 1/15/32	315,000	311,846
	Principal Amount	Value

General Obligation (continued)
City of Glens Falls, Public Improvement, Limited General Obligation (continued)
Insured: AGM
4.00%, due 1/15/33	$ 250,000	$ 245,298
City of Middletown, Limited General Obligation
4.50%, due 8/23/24	5,000,000	5,018,981
City of New York, Unlimited General Obligation
Series E-1
4.00%, due 4/1/45	5,500,000	4,748,802
Series A-1
4.00%, due 8/1/50	2,000,000	1,672,368
Series F-1
5.00%, due 4/1/39	6,000,000	6,080,902
Series A-1
5.00%, due 8/1/43	4,400,000	4,436,366
Series B-1
5.25%, due 10/1/41	2,500,000	2,607,030
Series D-1
5.25%, due 5/1/42	9,000,000	9,329,150
Series A-1
5.25%, due 9/1/43	5,500,000	5,695,259
Series B-1
5.25%, due 10/1/43	3,000,000	3,107,392
Series E-1
5.25%, due 4/1/47	4,750,000	4,875,304
City of Newburgh, Limited General Obligation
Series A, Insured: AGM
3.50%, due 7/15/36	725,000	586,819
City of Ogdensburg, Public Improvement, Limited General Obligation
5.50%, due 4/15/24	45,000	44,789
5.50%, due 4/15/26	50,000	48,281
5.50%, due 4/15/28	55,000	51,087
City of Poughkeepsie, Public Improvement, Limited General Obligation
5.00%, due 6/1/31	600,000	593,842
City of Yonkers, Limited General Obligation
Series A, Insured: BAM
4.00%, due 9/1/31	1,500,000	1,485,021
Series A, Insured: BAM
4.00%, due 5/1/35	1,550,000	1,483,059

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
City of Yonkers, Limited General Obligation (continued)
Series A, Insured: BAM
4.00%, due 5/1/37	$ 2,000,000	$ 1,821,215
Commonwealth of Puerto Rico, Unlimited General Obligation
Series A-1
(zero coupon), due 7/1/33	1,351,801	774,305
Series A-1
4.00%, due 7/1/33	2,000,000	1,743,127
Series A-1
4.00%, due 7/1/35	5,029,180	4,227,481
Series A-1
5.625%, due 7/1/27	1,170,000	1,191,179
County of Clinton, Limited General Obligation
Insured: AGM
4.00%, due 6/1/38 (b)	1,500,000	1,280,403
County of Nassau, Limited General Obligation
Series B, Insured: AGM
5.00%, due 4/1/44	4,870,000	4,949,896
County of Onondaga, Limited General Obligation
3.00%, due 6/1/39	2,150,000	1,657,060
3.25%, due 4/15/34	1,250,000	1,111,078
County of Rockland, Various Purpose, Limited General Obligation
Insured: AGM
4.00%, due 5/1/44	915,000	771,449
Insured: AGM
4.00%, due 5/1/45	950,000	795,917
Insured: AGM
4.00%, due 5/1/46	985,000	818,377
Insured: AGM
4.00%, due 5/1/48	1,065,000	877,594
County of Suffolk, Public Improvement, Limited General Obligation
Series B, Insured: AGM
3.00%, due 10/15/32	5,480,000	4,845,213
Series A, Insured: AGM
3.25%, due 6/1/36	715,000	596,966
Series A, Insured: AGM
3.25%, due 6/1/37	725,000	585,949
Series A, Insured: BAM
4.00%, due 4/1/33	2,190,000	2,176,167
	Principal Amount	Value

General Obligation (continued)
Harrison Central School District, Unlimited General Obligation
Insured: State Aid Withholding
3.50%, due 3/15/44	$ 1,015,000	$ 824,573
Insured: State Aid Withholding
3.50%, due 3/15/45	1,055,000	847,717
Insured: State Aid Withholding
3.55%, due 3/15/47	1,130,000	905,575
Lackawanna City School District, Unlimited General Obligation
Insured: BAM State Aid Withholding
4.00%, due 6/15/32	745,000	732,813
Oswego City School District, Unlimited General Obligation
Insured: State Aid Withholding
4.75%, due 7/19/24	12,500,000	12,543,558
Poughkeepsie School District, New York School District Refunding, Unlimited General Obligation
Insured: AGM State Aid Withholding
3.00%, due 5/1/33	400,000	353,641
Three Village Central School District, Brookhaven & Smithtown, Limited General Obligation
Insured: State Aid Withholding
4.50%, due 6/24/24	3,005,000	3,014,667
Town of Wallkill, Limited General Obligation
5.00%, due 7/25/24	10,000,000	10,062,304
Uniondale Union Free School District, Unlimited General Obligation
Insured: State Aid Withholding
2.00%, due 5/1/38	3,115,000	2,016,272
Insured: State Aid Withholding
2.00%, due 5/1/39	3,195,000	2,015,046
Insured: State Aid Withholding
2.00%, due 5/1/40	3,500,000	2,141,452
Insured: State Aid Withholding
2.00%, due 5/1/41	3,500,000	2,086,228
Village of Valley Stream, Various Purpose, Limited General Obligation
Insured: BAM
4.00%, due 4/1/33	490,000	468,262
Insured: BAM
4.00%, due 4/1/34	510,000	489,947
Insured: BAM
4.00%, due 4/1/35	530,000	503,333
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Village of Valley Stream, Various Purpose, Limited General Obligation (continued)
Insured: BAM
4.00%, due 4/1/36	$ 550,000	$ 508,719
Insured: BAM
4.00%, due 4/1/37	570,000	509,473
		123,166,048
Hospital 5.1%
Brookhaven Local Development Corp., Long Island Community Hospital Health Care Services Foundation, Revenue Bonds
Series A, Insured: AGM-CR
3.375%, due 10/1/40	7,990,000	6,212,830
Brookhaven Local Development Corp., Long Island Community Hospital Project, Revenue Bonds
Series A
5.00%, due 10/1/35	1,000,000	1,017,829
Series A
5.00%, due 10/1/50	6,250,000	5,763,137
Broome County Local Development Corp., United Health Services Hospitals Obligated Group, Revenue Bonds
Insured: AGM
3.00%, due 4/1/50	6,835,000	4,409,146
Build NYC Resource Corp., Children's Aid Society Project (The), Revenue Bonds
4.00%, due 7/1/49	1,300,000	1,020,420
Genesee County Funding Corp. (The), Rochester Regional Health Obligated Group, Revenue Bonds
Series A
5.00%, due 12/1/24	200,000	200,548
Series A
5.00%, due 12/1/25	215,000	216,096
Series A
5.00%, due 12/1/26	340,000	343,403
Series A
5.00%, due 12/1/27	400,000	402,477
Series A
5.00%, due 12/1/28	600,000	605,302
	Principal Amount	Value

Hospital (continued)
Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project, Revenue Bonds
Series A
4.00%, due 11/1/31	$ 2,705,000	$ 2,392,505
Monroe County Industrial Development Corp., Highland Hospital, Revenue Bonds
4.00%, due 7/1/40	2,500,000	2,105,050
Monroe County Industrial Development Corp., Rochester General Hospital (The), Revenue Bonds
Series A
5.00%, due 12/1/32	540,000	540,485
Series A
5.00%, due 12/1/42	1,000,000	906,658
Nassau County Local Economic Assistance Corp., Catholic Health Services of Long Island Obligated Group, Revenue Bonds
5.00%, due 7/1/34	250,000	250,176
New York State Dormitory Authority, Garnet Health Medical Center Obligated Group, Revenue Bonds (a)
5.00%, due 12/1/31	1,000,000	930,107
5.00%, due 12/1/32	3,000,000	2,768,261
New York State Dormitory Authority, Memorial Sloan-Kettering Cancer Center, Revenue Bonds
Series 1
4.00%, due 7/1/37	470,000	437,946
New York State Dormitory Authority, NYU Langone Hospitals Obligated Group, Revenue Bonds
Series A
3.00%, due 7/1/48	2,375,000	1,575,599
Series A
4.00%, due 7/1/40	1,000,000	889,366
Series A
4.00%, due 7/1/50	3,005,000	2,417,751
Series A
4.00%, due 7/1/53	8,450,000	6,691,443

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Hospital (continued)
New York State Dormitory Authority, Orange Regional Medical Center Obligated Group, Revenue Bonds
5.00%, due 12/1/35 (a)	$ 100,000	$ 92,414
Oneida County Local Development Corp., Mohawk Valley Health System Project, Revenue Bonds
Series A, Insured: AGM
3.00%, due 12/1/44	4,150,000	2,789,147
Series A, Insured: AGM
4.00%, due 12/1/34	1,585,000	1,472,680
Series A, Insured: AGM
4.00%, due 12/1/49	7,940,000	6,181,709
Suffolk County Economic Development Corp., Catholic Health Services of Long Island Obligated Group, Revenue Bonds
Series C
5.00%, due 7/1/33	250,000	250,214
		52,882,699
Housing 1.0%
Albany Capital Resource Corp., Empire Commons Student Housing, Inc., Revenue Bonds
Series A
5.00%, due 5/1/29	600,000	609,560
Series A
5.00%, due 5/1/30	350,000	355,494
Amherst Development Corp., UBF Faculty-Student Housing Corp., Revenue Bonds
Series A, Insured: AGM
5.00%, due 10/1/45	2,000,000	2,022,874
New York City Housing Development Corp., College of Staten Island Residences, Revenue Bonds
Series A, Insured: AGM
3.25%, due 7/1/27	2,395,000	2,339,857
New York State Dormitory Authority, University Facilities, Revenue Bonds
Series A
5.00%, due 7/1/43	1,500,000	1,510,930
	Principal Amount	Value

Housing (continued)
Onondaga Civic Development Corp., Onondaga Community College Housing Development Corp., Revenue Bonds
Series A
5.00%, due 10/1/24	$ 400,000	$ 394,390
Series A
5.00%, due 10/1/25	250,000	242,860
Westchester County Local Development Corp., Purchase Housing Corp. II Project, Revenue Bonds
5.00%, due 6/1/29	185,000	186,499
5.00%, due 6/1/30	330,000	332,566
5.00%, due 6/1/31	320,000	322,384
5.00%, due 6/1/37	1,000,000	970,228
5.00%, due 6/1/42	1,000,000	930,824
		10,218,466
Other Revenue 38.9%
Battery Park City Authority, Revenue Bonds, Senior Lien
Series A
4.00%, due 11/1/44	10,635,000	9,322,098
Series A
5.00%, due 11/1/44	9,630,000	9,904,797
Series A
5.00%, due 11/1/53	12,500,000	12,665,514
Brookhaven Local Development Corp., Jefferson's Ferry Project, Revenue Bonds
Series A
4.00%, due 11/1/55	3,565,000	2,494,338
5.25%, due 11/1/36	1,130,000	1,098,901
Broome County Local Development Corp., Good Shepherd Village at Endwell, Revenue Bonds
4.00%, due 7/1/31	1,565,000	1,369,570
4.00%, due 7/1/36	2,100,000	1,662,303
4.00%, due 7/1/47	1,160,000	764,307
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds
5.00%, due 1/1/35 (a)(b)	4,305,000	4,200,443
Build NYC Resource Corp., Royal Charter Properties, Inc., Revenue Bonds
Insured: AGM
4.75%, due 12/15/32	2,000,000	1,906,124
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
Chautauqua Tobacco Asset Securitization Corp., Revenue Bonds
5.00%, due 6/1/34	$ 750,000	$ 701,882
Children's Trust Fund, Asset-Backed, Revenue Bonds
Series A
(zero coupon), due 5/15/50	2,500,000	403,772
5.625%, due 5/15/43	2,300,000	2,311,793
City of New York, Lincoln Center for the Performing Arts, Inc., Revenue Bonds
Series A
4.00%, due 12/1/33	5,350,000	5,194,980
Development Authority of the North Country, Solid Waste Management System, Revenue Bonds
Insured: AGM
3.25%, due 9/1/39	550,000	422,857
Insured: AGM
3.25%, due 9/1/40	570,000	430,704
Dutchess County Local Development Corp., Health Quest Systems, Inc., Revenue Bonds
Series A
5.00%, due 7/1/34	500,000	503,726
Dutchess County Resource Recovery Agency, Solid Waste System, Revenue Bonds (b)
5.00%, due 1/1/25	1,000,000	1,002,942
5.00%, due 1/1/26	1,000,000	1,004,795
Erie Tobacco Asset Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
Series B
(zero coupon), due 6/1/47	18,000,000	3,034,154
Hudson Yards Infrastructure Corp., Second Indenture, Revenue Bonds
Series A
4.00%, due 2/15/40	3,250,000	2,896,532
Series A
5.00%, due 2/15/31	3,085,000	3,171,040
Series A
5.00%, due 2/15/35	3,470,000	3,542,239
Series A
5.00%, due 2/15/36	5,165,000	5,246,422
	Principal Amount	Value

Other Revenue (continued)
Hudson Yards Infrastructure Corp., Second Indenture, Revenue Bonds (continued)
Series A
5.00%, due 2/15/42	$ 4,000,000	$ 3,970,123
Series A, Insured: BAM
5.00%, due 2/15/42	7,500,000	7,443,981
Huntington Local Development Corp., Fountaingate Gardens Project, Revenue Bonds
Series A
5.00%, due 7/1/36	900,000	745,718
Series A
5.25%, due 7/1/56	1,745,000	1,249,250
Long Island Power Authority, Electric System, Revenue Bonds
Series B
5.00%, due 9/1/33	4,440,000	4,509,014
Series B
5.00%, due 9/1/35	2,500,000	2,530,231
5.00%, due 9/1/37	2,000,000	2,051,816
5.00%, due 9/1/38	2,500,000	2,554,887
Series A
5.00%, due 9/1/44	6,225,000	6,158,023
Series B
5.00%, due 9/1/45	2,000,000	1,994,638
Matching Fund Special Purpose Securitization Corp., Revenue Bonds
Series A
5.00%, due 10/1/30	3,140,000	3,108,127
Series A
5.00%, due 10/1/32	3,140,000	3,087,561
Series A
5.00%, due 10/1/39	10,915,000	10,351,739
Metropolitan Transportation Authority, Dedicated Tax Fund, Revenue Bonds
Series B-2
4.00%, due 11/15/34	4,000,000	3,891,442
Series A
5.00%, due 11/15/49	2,000,000	1,982,873
Monroe County Industrial Development Corp., St. Ann's Community Project, Revenue Bonds
5.00%, due 1/1/50	1,630,000	1,214,627

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
Nassau County Tobacco Settlement Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
Series A-3
5.00%, due 6/1/35	$ 750,000	$ 658,284
New York City Housing Development Corp., Multi-Family Housing, Sustainable Neighborhood, Revenue Bonds
Series F-2A, Insured: FHA 542(C)
3.40%, due 11/1/62 (c)	4,000,000	3,837,313
Series G
3.85%, due 11/1/45	595,000	468,959
Series I-1-A
4.05%, due 11/1/41	1,000,000	885,148
Series F-1, Insured: FHA 542(C)
4.30%, due 11/1/37	1,500,000	1,357,657
New York City Housing Development Corp., Multi-Family Housing, Sustainable Neighborhood, Green Bond, Revenue Bonds
Series G-1
3.70%, due 11/1/47	1,000,000	769,886
New York City Industrial Development Agency, Queens Baseball Stadium Project, Revenue Bonds
Series A, Insured: AGM
3.00%, due 1/1/39	6,955,000	5,246,601
Series A, Insured: AGM
3.00%, due 1/1/40	8,315,000	6,153,684
Series A, Insured: AGM
3.00%, due 1/1/46	10,000,000	6,673,477
New York City Industrial Development Agency, TrIPs Obligated Group, Revenue Bonds
Series A
5.00%, due 7/1/28	1,295,000	1,271,708
New York City Industrial Development Agency, Yankee Stadium Project, Revenue Bonds
Series A, Insured: AGC
(zero coupon), due 3/1/40	380,000	159,860
Series A, Insured: AGC
(zero coupon), due 3/1/44	1,065,000	349,246
Series A, Insured: AGC
(zero coupon), due 3/1/45	200,000	61,628
	Principal Amount	Value

Other Revenue (continued)
New York City Industrial Development Agency, Yankee Stadium Project, Revenue Bonds (continued)
Series A, Insured: AGC
(zero coupon), due 3/1/46	$ 4,080,000	$ 1,180,523
Series A, Insured: AGC
(zero coupon), due 3/1/47	1,115,000	303,470
Series A, Insured: AGM-CR
3.00%, due 3/1/49	10,980,000	7,099,930
New York City Transitional Finance Authority, Building Aid, Revenue Bonds
Series S-1B, Insured: State Aid Withholding
4.00%, due 7/15/40	6,000,000	5,366,593
Series S-3, Insured: State Aid Withholding
5.00%, due 7/15/43	2,500,000	2,511,031
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series C-2
1.58%, due 5/1/24	345,000	338,113
Series C-1
4.00%, due 5/1/44	4,000,000	3,476,252
Series E-1
4.00%, due 2/1/46	5,440,000	4,665,417
Series B-1
5.00%, due 11/1/36	19,585,000	20,260,434
Series F-1
5.00%, due 2/1/47	5,000,000	5,017,625
Series D-1
5.50%, due 11/1/45	2,500,000	2,634,924
Series B
5.50%, due 5/1/47	2,830,000	2,982,096
New York Convention Center Development Corp., Hotel Unit Fee, Revenue Bonds
5.00%, due 11/15/26	6,000,000	6,020,693
5.00%, due 11/15/40	1,620,000	1,584,882
New York Convention Center Development Corp., Hotel Unit Fee, Revenue Bonds, Senior Lien
Series A
(zero coupon), due 11/15/47	6,500,000	1,611,857
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
New York Convention Center Development Corp., Hotel Unit Fee, Revenue Bonds, Sub. Lien
Series B, Insured: BAM
(zero coupon), due 11/15/41	$ 2,320,000	$ 836,430
Series B, Insured: BAM
(zero coupon), due 11/15/43	4,800,000	1,517,111
New York Counties Tobacco Trust IV, Settlement Pass Through, Revenue Bonds
Series A
5.00%, due 6/1/42	1,000,000	876,649
Series A
5.00%, due 6/1/45	245,000	209,746
Series A
6.25%, due 6/1/41 (a)	4,700,000	4,538,255
New York Counties Tobacco Trust V, Pass Through, Capital Appreciation, Revenue Bonds
Series S-1
(zero coupon), due 6/1/38	1,600,000	603,661
New York Counties Tobacco Trust VI, Tobacco Settlement Pass Through, Revenue Bonds
Series B
5.00%, due 6/1/30	135,000	137,061
New York Liberty Development Corp., 1 World Trade Center, Revenue Bonds
Insured: BAM
2.75%, due 2/15/44	8,000,000	5,359,798
Insured: AGM-CR
4.00%, due 2/15/43	6,665,000	5,655,135
New York Liberty Development Corp., 3 World Trade Center LLC, Revenue Bonds
Class 1
5.00%, due 11/15/44 (a)	5,660,000	5,069,381
New York Liberty Development Corp., 4 World Trade Center LLC, Revenue Bonds
Series A
2.75%, due 11/15/41	3,515,000	2,405,040
	Principal Amount	Value

Other Revenue (continued)
New York Liberty Development Corp., 7 World Trade Center Project, Revenue Bonds
Series A
3.00%, due 9/15/43	$ 1,250,000	$ 874,066
New York Liberty Development Corp., Goldman Sachs Headquarters LLC, Revenue Bonds
5.50%, due 10/1/37	700,000	727,687
New York State Dormitory Authority, Personal Income Tax, Revenue Bonds
Series A
5.00%, due 2/15/41	2,050,000	2,063,557
New York State Dormitory Authority, Sales Tax, Revenue Bonds
Series A
5.00%, due 3/15/35	3,000,000	2,989,916
New York State Dormitory Authority, State Personal Income Tax, Revenue Bonds
Series A
4.00%, due 3/15/39	8,000,000	7,203,645
Series E
4.00%, due 3/15/45	2,000,000	1,732,241
New York State Energy Research & Development Authority, New York State Electric & Gas Corp., Revenue Bonds
Series D
3.50%, due 10/1/29	2,500,000	2,314,431
Series C
4.00%, due 4/1/34	3,000,000	2,798,114
New York State Energy Research & Development Authority, Revolving Loan Fund, Revenue Bonds
Series A
6.096%, due 4/1/27	1,755,000	1,740,257
Series A
6.146%, due 4/1/28	1,350,000	1,332,679
Series A
6.205%, due 4/1/29	1,105,000	1,085,823
Series A
6.255%, due 4/1/30	1,050,000	1,027,091
Series A
6.308%, due 4/1/31	1,000,000	973,418

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
New York State Housing Finance Agency, Revenue Bonds
Series G-2, Insured: SONYMA HUD Sector 8
3.45%, due 5/1/62 (c)	$ 5,750,000	$ 5,626,200
Series C, Insured: FHA 542(C)
4.15%, due 5/1/47	12,470,000	10,089,660
New York State Urban Development Corp., Personal Income Tax, Revenue Bonds
Series E
4.00%, due 3/15/43	2,885,000	2,520,172
New York State Urban Development Corp., Sales Tax, Revenue Bonds
Series A
4.00%, due 3/15/37	4,000,000	3,787,543
New York Transportation Development Corp., American Airlines, Inc. John F. Kennedy International Airport Project, Revenue Bonds
5.25%, due 8/1/31 (b)	1,290,000	1,288,765
New York Transportation Development Corp., Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Revenue Bonds (b)
4.375%, due 10/1/45	6,200,000	5,124,998
5.00%, due 10/1/35	3,000,000	2,852,770
New York Transportation Development Corp., New York State Thruway Service Areas Project, Revenue Bonds (b)
4.00%, due 10/31/46	2,595,000	2,058,519
4.00%, due 4/30/53	2,505,000	1,885,424
Niagara Tobacco Asset Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
5.25%, due 5/15/40	500,000	472,518
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-2
4.784%, due 7/1/58	15,807,000	13,295,323
Series A-1
5.00%, due 7/1/58	1,189,000	1,040,979
	Principal Amount	Value

Other Revenue (continued)
Rockland Tobacco Asset Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
Series B
(zero coupon), due 8/15/50 (a)	$ 13,000,000	$ 2,021,571
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds
5.00%, due 12/1/45	1,625,000	1,385,147
State of New York, Mortgage Agency, Revenue Bonds
Series 221
3.50%, due 10/1/32 (b)	4,240,000	4,057,531
Series 213
4.25%, due 10/1/47	455,000	447,136
Suffolk County Economic Development Corp., Peconic Landing at Southold, Inc., Revenue Bonds
Series A
5.00%, due 12/1/29	175,000	169,952
Series A
5.00%, due 12/1/34	165,000	153,896
Series A
5.00%, due 12/1/40	175,000	155,764
Suffolk Tobacco Asset Securitization Corp., Tobacco Settlement, Asset Backed, Revenue Bonds
Series A-1
1.015%, due 6/1/24	1,000,000	973,832
Territory of Guam, Business Privilege Tax, Revenue Bonds
Series F
4.00%, due 1/1/36	2,000,000	1,799,279
Series D
4.00%, due 11/15/39	1,005,000	809,846
Series D
5.00%, due 11/15/27	2,825,000	2,815,636
Territory of Guam, Section 30, Revenue Bonds
Series A
5.00%, due 12/1/36	1,020,000	979,968
Tompkins County Development Corp., Kendal at Ithaca Project, Revenue Bonds
Series 2014A
5.00%, due 7/1/44	690,000	600,733
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds
Series A
5.00%, due 5/15/48	$ 5,000,000	$ 5,030,061
Series A
5.50%, due 5/15/63	10,450,000	10,865,227
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds, Senior Lien
Series C
5.25%, due 11/15/40	9,500,000	9,981,545
Series C
5.25%, due 11/15/42	1,000,000	1,043,386
Series C
5.25%, due 5/15/52	9,885,000	10,055,231
TSASC, Inc., Tobacco Settlement Bonds, Revenue Bonds
Series A
5.00%, due 6/1/41	2,000,000	1,958,697
Series B
5.00%, due 6/1/48	9,890,000	8,314,491
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series A
5.00%, due 10/1/29 (a)	1,000,000	919,650
Series A
5.00%, due 10/1/32	1,000,000	887,725
Series A, Insured: AGM-CR
5.00%, due 10/1/32	1,200,000	1,194,860
Westchester County Local Development Corp., Kendal on Hudson Project, Revenue Bonds
Series B
5.00%, due 1/1/51	2,500,000	2,134,173
Westchester County Local Development Corp., Miriam Osborn Memorial Home Association Project, Revenue Bonds
5.00%, due 7/1/27	270,000	272,357
5.00%, due 7/1/28	270,000	273,566
5.00%, due 7/1/29	100,000	101,335
5.00%, due 7/1/34	200,000	202,384
	Principal Amount	Value

Other Revenue (continued)
Westchester Tobacco Asset Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds, Senior Lien
Series B
5.00%, due 6/1/41	$ 250,000	$ 248,170
Yonkers Industrial Development Agency, New Community School Project, Revenue Bonds
Insured: State Aid Withholding
5.25%, due 5/1/51	1,280,000	1,303,883
		400,318,669
Transportation 12.8%
Albany County Airport Authority, Revenue Bonds
4.00%, due 12/15/44	835,000	711,253
Series A
5.00%, due 12/15/43	1,750,000	1,706,109
Series A
5.00%, due 12/15/48	2,585,000	2,509,287
Buffalo & Fort Erie Public Bridge Authority, Revenue Bonds
5.00%, due 1/1/47	2,095,000	2,059,220
Metropolitan Transportation Authority, Revenue Bonds
Series D
5.00%, due 11/15/29	550,000	560,839
Series B
5.00%, due 11/15/40	2,500,000	2,463,204
Series A-2, Insured: AGM
5.00%, due 11/15/44	9,000,000	8,895,852
Series B, Insured: BAM
5.00%, due 11/15/52	8,425,000	8,229,772
Metropolitan Transportation Authority, Climate Certified Green Bond, Revenue Bonds
Series C, Insured: AGM
4.00%, due 11/15/47	5,920,000	4,883,033
Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series C-2, Insured: BAM
(zero coupon), due 11/15/40	9,325,000	3,735,211
Series A-1, Insured: AGM
4.00%, due 11/15/42	2,180,000	1,877,721
Series C, Insured: AGM
4.00%, due 11/15/46	1,600,000	1,329,380

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Transportation (continued)
Metropolitan Transportation Authority, Green Bond, Revenue Bonds (continued)
Series D
4.00%, due 11/15/48	$ 300,000	$ 244,259
New York State Thruway Authority, Revenue Bonds
Series L
4.00%, due 1/1/36	2,500,000	2,353,657
Series O
4.00%, due 1/1/39	6,000,000	5,326,169
Series B, Insured: AGM
4.00%, due 1/1/45	4,450,000	3,743,141
New York State Thruway Authority, General Revenue Junior Indebtedness Obligation, Revenue Bonds, Junior Lien
Series B, Insured: BAM
4.00%, due 1/1/45	9,050,000	7,670,728
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds
Series A
5.00%, due 7/1/41 (b)	3,000,000	2,848,847
New York Transportation Development Corp., Terminal 4 John F. Kennedy International Airport Project, Revenue Bonds (b)
Series A
4.00%, due 12/1/41	1,300,000	1,067,024
Series A
5.00%, due 12/1/29	1,250,000	1,267,889
Series A
5.00%, due 12/1/36	1,600,000	1,593,504
5.00%, due 12/1/37	4,000,000	3,929,632
Niagara Frontier Transportation Authority, Buffalo Niagara International Airport, Revenue Bonds (b)
Series A
5.00%, due 4/1/24	490,000	490,720
Series A
5.00%, due 4/1/27	610,000	605,955
Series A
5.00%, due 4/1/29	325,000	321,803
	Principal Amount	Value

Transportation (continued)
Niagara Frontier Transportation Authority, Buffalo Niagara International Airport, Revenue Bonds (b) (continued)
Series A
5.00%, due 4/1/29	$ 600,000	$ 611,654
Series A
5.00%, due 4/1/30	375,000	379,283
Series A
5.00%, due 4/1/31	1,350,000	1,365,032
Series A
5.00%, due 4/1/32	400,000	404,353
Series A
5.00%, due 4/1/34	450,000	454,239
Series A
5.00%, due 4/1/35	400,000	401,634
Series A
5.00%, due 4/1/36	600,000	588,842
Series A
5.00%, due 4/1/38	375,000	364,186
Ogdensburg Bridge and Port Authority, Revenue Bonds
5.75%, due 7/1/47 (a)(b)	1,985,000	1,601,539
Port Authority of Guam, Revenue Bonds
Series B
5.00%, due 7/1/36 (b)	625,000	628,531
Series B
5.00%, due 7/1/37 (b)	200,000	199,711
Series A
5.00%, due 7/1/48	1,235,000	1,139,573
Port Authority of New York & New Jersey, Revenue Bonds (b)
Series 214
4.00%, due 9/1/43	3,000,000	2,508,121
Series 223
4.00%, due 7/15/46	3,000,000	2,422,050
Series 178
5.00%, due 12/1/31	16,745,000	16,762,737
Series 231
5.50%, due 8/1/47	4,000,000	4,075,728
Port Authority of New York & New Jersey, Revenue Bonds, Third Series
Series 193
5.00%, due 10/15/34 (b)	5,775,000	5,827,783
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Transportation (continued)
Port Authority of New York & New Jersey, Consolidated 178th, Revenue Bonds
Series 178
5.00%, due 12/1/38 (b)	$ 1,500,000	$ 1,501,589
Port Authority of New York & New Jersey, Consolidated 1st, Revenue Bonds
Series 207
5.00%, due 9/15/48 (b)	2,400,000	2,294,611
Syracuse Regional Airport Authority, Revenue Bonds (b)
5.00%, due 7/1/26	1,000,000	1,005,636
5.00%, due 7/1/31	1,000,000	1,013,577
5.00%, due 7/1/34	775,000	777,849
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds
Series A
4.00%, due 11/15/54	5,000,000	4,114,581
Series C-2
5.00%, due 11/15/42	1,000,000	1,006,786
Series A
5.50%, due 11/15/57	10,000,000	10,314,691
		132,188,525
Utilities 3.4%
Guam Power Authority, Revenue Bonds
Series A
5.00%, due 10/1/33	1,055,000	1,060,920
Series A
5.00%, due 10/1/40	3,600,000	3,396,145
New York Power Authority, Revenue Bonds
Series A
4.00%, due 11/15/50	3,500,000	2,900,023
New York Power Authority, Green Transmission Project, Revenue Bonds
Series A, Insured: AGM
4.00%, due 11/15/47	2,620,000	2,216,973
Series A, Insured: AGM
4.00%, due 11/15/52	8,175,000	6,735,075
	Principal Amount	Value

Utilities (continued)
Puerto Rico Electric Power Authority, Revenue Bonds
Series UU, Insured: AGM
4.31%, due 7/1/29	$ 5,000,000	$ 4,698,997
Series TT, Insured: NATL-RE
5.00%, due 7/1/26	215,000	215,113
Series XX
5.25%, due 7/1/40 (d)(e)	5,630,000	1,421,575
Utility Debt Securitization Authority, Revenue Bonds
5.00%, due 12/15/38	10,210,000	10,381,090
5.00%, due 12/15/39	2,250,000	2,284,366
		35,310,277
Water & Sewer 9.0%
Albany Municipal Water Finance Authority, Revenue Bonds
Series A
4.00%, due 12/1/50	5,670,000	4,720,593
Buffalo Municipal Water Finance Authority, Revenue Bonds
Series A, Insured: AGM
5.00%, due 7/1/44	1,500,000	1,547,795
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
Series A
5.00%, due 7/1/35	4,000,000	3,973,872
5.00%, due 1/1/46	3,365,000	3,085,693
Series A
5.00%, due 1/1/50	9,975,000	8,962,965
Monroe County Water Authority, Water System, Revenue Bonds
3.50%, due 3/1/45	2,000,000	1,557,594
5.00%, due 8/1/37	750,000	750,785
New York City Municipal Water Finance Authority, Water & Sewer System Second General Resolution, Revenue Bonds
Series EE
4.00%, due 6/15/45	2,000,000	1,723,805
Series AA
5.00%, due 6/15/38	3,500,000	3,553,244
Series HH
5.00%, due 6/15/39	3,500,000	3,502,970
Series AA
5.00%, due 6/15/40	2,250,000	2,301,862

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Water & Sewer (continued)
New York City Municipal Water Finance Authority, Water & Sewer System Second General Resolution, Revenue Bonds (continued)
Series GG-1
5.00%, due 6/15/48	$ 1,000,000	$ 1,005,541
Series DD-2
5.25%, due 6/15/47	6,435,000	6,657,515
Series AA-1
5.25%, due 6/15/52	18,280,000	18,786,435
New York State Environmental Facilities Corp., Revolving Loan Fund, Revenue Bonds
Series A
5.00%, due 6/15/51	2,000,000	2,016,893
New York State Environmental Facilities Corp., State Revolving Fund, Revenue Bonds
Series B
5.00%, due 9/15/47	7,650,000	7,750,039
Series A
5.00%, due 2/15/49	6,500,000	6,558,183
Series B
5.25%, due 9/15/52	4,850,000	5,009,619
Niagara Falls Public Water Authority, Water & Sewer System, Revenue Bonds
Series A
5.00%, due 7/15/34	770,000	789,065
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds
Series B
5.00%, due 7/1/37 (a)	545,000	513,975
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien (a)
Series 2020A
5.00%, due 7/1/35	5,455,000	5,231,113
Series A
5.00%, due 7/1/47	2,500,000	2,223,542
		92,223,098
Total Municipal Bonds (Cost $1,077,703,777)		989,043,441

	Shares	Value
Closed-End Funds 0.2%
New York 0.2%
BlackRock New York Municipal Income Trust	12,602	$ 110,645
Eaton Vance New York Municipal Bond Fund	12,636	99,319
Nuveen New York AMT-Free Quality Municipal Income Fund	171,267	1,553,392
Total Closed-End Funds (Cost $2,679,437)		1,763,356
Short-Term Investment 1.4%
Unaffiliated Investment Company 1.4%
BlackRock Liquidity Funds MuniCash, 3.821% (f)	14,608,598	14,608,598
Total Short-Term Investment (Cost $14,608,598)		14,608,598
Total Investments (Cost $1,094,991,812)	97.6%	1,005,415,395
Other Assets, Less Liabilities	2.4	24,699,865
Net Assets	100.0%	$ 1,030,115,260

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Interest on these securities was subject to alternative minimum tax.
(c)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2023.
(d)	Issue in default.
(e)	Issue in non-accrual status.
(f)	Current yield as of October 31, 2023.

Abbreviation(s):
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
AMBAC—Ambac Assurance Corp.
BAM—Build America Mutual Assurance Co.
CR—Custodial Receipts
FHA—Federal Housing Administration
HUD—Housing and Urban Development
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments October 31, 2023†^ (continued)
MTA—Metropolitan Transportation Authority
NATL-RE—National Public Finance Guarantee Corp.
SONYMA—State of New York Mortgage Agency

The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 989,043,441	$ —	$ 989,043,441
Closed-End Funds	1,763,356	—	—	1,763,356
Short-Term Investment
Unaffiliated Investment Company	14,608,598	—	—	14,608,598
Total Investments in Securities	$ 16,371,954	$ 989,043,441	$ —	$ 1,005,415,395

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay New York Tax Free Opportunities Fund

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in securities, at value (identified cost $1,094,991,812)	$1,005,415,395
Receivables:
Dividends and interest	15,382,727
Investment securities sold	11,499,637
Fund shares sold	7,305,497
Other assets	19,329
Total assets	1,039,622,585
Liabilities
Payables:
Fund shares redeemed	4,826,734
Investment securities purchased	3,439,620
Manager (See Note 3)	414,962
NYLIFE Distributors (See Note 3)	172,104
Transfer agent (See Note 3)	58,286
Custodian	24,575
Professional fees	22,355
Shareholder communication	1,825
Accrued expenses	2,189
Distributions payable	544,675
Total liabilities	9,507,325
Net assets	$1,030,115,260
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 116,385
Additional paid-in-capital	1,256,109,015
1,256,225,400
Total distributable earnings (loss)	(226,110,140)
Net assets	$1,030,115,260
Class A
Net assets applicable to outstanding shares	$629,501,083
Shares of beneficial interest outstanding	71,129,709
Net asset value per share outstanding	$ 8.85
Maximum sales charge (3.00% of offering price)	0.27
Maximum offering price per share outstanding	$ 9.12
Investor Class
Net assets applicable to outstanding shares	$ 328,935
Shares of beneficial interest outstanding	37,165
Net asset value per share outstanding	$ 8.85
Maximum sales charge (2.50% of offering price)	0.23
Maximum offering price per share outstanding	$ 9.08
Class C
Net assets applicable to outstanding shares	$ 61,437,641
Shares of beneficial interest outstanding	6,941,298
Net asset value and offering price per share outstanding	$ 8.85
Class C2
Net assets applicable to outstanding shares	$ 1,476,266
Shares of beneficial interest outstanding	166,880
Net asset value and offering price per share outstanding	$ 8.85
Class I
Net assets applicable to outstanding shares	$334,747,505
Shares of beneficial interest outstanding	37,813,624
Net asset value and offering price per share outstanding	$ 8.85
Class R6
Net assets applicable to outstanding shares	$ 2,623,830
Shares of beneficial interest outstanding	296,456
Net asset value and offering price per share outstanding	$ 8.85

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Statement of Operations for the year ended October 31, 2023
Investment Income (Loss)
Income
Interest	$ 44,794,895
Dividends	87,988
Total income	44,882,883
Expenses
Manager (See Note 3)	5,066,237
Distribution/Service—Class A (See Note 3)	1,780,582
Distribution/Service—Investor Class (See Note 3)	853
Distribution/Service—Class C (See Note 3)	355,275
Distribution/Service—Class C2 (See Note 3)	10,889
Transfer agent (See Note 3)	353,146
Professional fees	139,930
Custodian	74,986
Trustees	29,114
Registration	24,953
Shareholder communication	16,873
Miscellaneous	36,380
Total expenses before waiver/reimbursement	7,889,218
Expense waiver/reimbursement from Manager (See Note 3)	(66,483)
Reimbursement from prior custodian(a)	(2,177)
Net expenses	7,820,558
Net investment income (loss)	37,062,325
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(65,724,651)
Futures transactions	5,733,026
Net realized gain (loss)	(59,991,625)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	64,327,599
Futures contracts	(11,466,015)
Net change in unrealized appreciation (depreciation)	52,861,584
Net realized and unrealized gain (loss)	(7,130,041)
Net increase (decrease) in net assets resulting from operations	$ 29,932,284

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay New York Tax Free Opportunities Fund

Statements of Changes in Net Assets
for the years ended October 31, 2023 and October 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 37,062,325	$ 30,094,707
Net realized gain (loss)	(59,991,625)	(37,856,201)
Net change in unrealized appreciation (depreciation)	52,861,584	(210,871,867)
Net increase (decrease) in net assets resulting from operations	29,932,284	(218,633,361)
Distributions to shareholders:
Class A	(25,441,676)	(23,036,677)
Investor Class	(12,102)	(9,823)
Class C	(2,343,374)	(2,420,147)
Class C2	(52,746)	(46,357)
Class I	(13,154,264)	(10,162,463)
Class R6	(66,162)	(24,025)
Total distributions to shareholders	(41,070,324)	(35,699,492)
Capital share transactions:
Net proceeds from sales of shares	454,803,941	1,065,321,666
Net asset value of shares issued to shareholders in reinvestment of distributions	34,469,812	29,183,591
Cost of shares redeemed	(508,992,997)	(1,155,538,985)
Increase (decrease) in net assets derived from capital share transactions	(19,719,244)	(61,033,728)
Net increase (decrease) in net assets	(30,857,284)	(315,366,581)
Net Assets
Beginning of year	1,060,972,544	1,376,339,125
End of year	$1,030,115,260	$ 1,060,972,544
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.89	$ 10.94	$ 10.63	$ 10.68	$ 10.12
Net investment income (loss)	0.30(a)	0.24(a)	0.22(a)	0.29	0.32
Net realized and unrealized gain (loss)	0.00‡	(2.00)	0.34	(0.04)	0.56
Total from investment operations	0.30	(1.76)	0.56	0.25	0.88
Less distributions:
From net investment income	(0.34)	(0.29)	(0.25)	(0.30)	(0.32)
Net asset value at end of year	$ 8.85	$ 8.89	$ 10.94	$ 10.63	$ 10.68
Total investment return (b)	3.18%	(16.36)%	5.32%	2.35%	8.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.22%	2.37%	2.02%	2.38%	3.00%
Net expenses (c)	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses (before waiver/reimbursement) (c)	0.76%	0.76%	0.76%	0.80%	0.82%
Portfolio turnover rate	69%	53%(d)	10%(d)	29%(d)	28%(d)
Net assets at end of year (in 000’s)	$ 629,501	$ 690,832	$ 907,662	$ 688,870	$ 462,499

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,
Investor Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.89	$ 10.94	$ 10.63	$ 10.68	$ 10.13
Net investment income (loss)	0.30(a)	0.24(a)	0.22(a)	0.25	0.32
Net realized and unrealized gain (loss)	0.00‡	(2.00)	0.34	0.00‡	0.55
Total from investment operations	0.30	(1.76)	0.56	0.25	0.87
Less distributions:
From net investment income	(0.34)	(0.29)	(0.25)	(0.30)	(0.32)
Net asset value at end of year	$ 8.85	$ 8.89	$ 10.94	$ 10.63	$ 10.68
Total investment return (b)	3.15%	(16.37)%	5.32%	2.33%	8.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.19%	2.37%	2.03%	2.39%	3.06%
Net expenses (c)	0.77%	0.76%	0.76%	0.77%	0.77%
Expenses (before waiver/reimbursement) (c)	0.78%	0.77%	0.77%	0.82%	0.84%
Portfolio turnover rate	69%	53%(d)	10%(d)	29%(d)	28%(d)
Net assets at end of year (in 000's)	$ 329	$ 301	$ 375	$ 414	$ 463

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay New York Tax Free Opportunities Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class C	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.89	$ 10.94	$ 10.63	$ 10.68	$ 10.12
Net investment income (loss)	0.28(a)	0.21(a)	0.19(a)	0.24	0.30
Net realized and unrealized gain (loss)	(0.01)	(2.00)	0.35	(0.02)	0.56
Total from investment operations	0.27	(1.79)	0.54	0.22	0.86
Less distributions:
From net investment income	(0.31)	(0.26)	(0.23)	(0.27)	(0.30)
Net asset value at end of year	$ 8.85	$ 8.89	$ 10.94	$ 10.63	$ 10.68
Total investment return (b)	2.89%	(16.58)%	5.05%	2.08%	8.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.94%	2.11%	1.77%	2.13%	2.77%
Net expenses (c)	1.02%	1.01%	1.01%	1.02%	1.02%
Expenses (before waiver/reimbursement) (c)	1.03%	1.02%	1.02%	1.07%	1.09%
Portfolio turnover rate	69%	53%(d)	10%(d)	29%(d)	28%(d)
Net assets at end of year (in 000’s)	$ 61,438	$ 73,022	$ 111,681	$ 107,117	$ 90,553

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,			August 31, 2020^ through October 31,
Class C2	2023	2022	2021	2020
Net asset value at beginning of period	$ 8.88	$ 10.94	$ 10.63	$ 10.72
Net investment income (loss)	0.26(a)	0.20(a)	0.17(a)	0.04
Net realized and unrealized gain (loss)	0.01	(2.02)	0.35	(0.09)
Total from investment operations	0.27	(1.82)	0.52	(0.05)
Less distributions:
From net investment income	(0.30)	(0.24)	(0.21)	(0.04)
Net asset value at end of period	$ 8.85	$ 8.88	$ 10.94	$ 10.63
Total investment return (b)	2.86%	(16.80)%	4.89%	(0.50)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.79%	1.96%	1.55%	1.32%††
Net expenses (c)	1.17%	1.16%	1.15%	1.17%††
Expenses (before waiver/reimbursement) (c)	1.18%	1.17%	1.16%	1.22%††
Portfolio turnover rate	69%	53%(d)	10%(d)	29%(d)
Net assets at end of period (in 000’s)	$ 1,476	$ 1,638	$ 1,861	$ 315

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.89	$ 10.94	$ 10.63	$ 10.68	$ 10.13
Net investment income (loss)	0.33(a)	0.26(a)	0.25(a)	0.32	0.35
Net realized and unrealized gain (loss)	(0.01)	(2.00)	0.34	(0.05)	0.55
Total from investment operations	0.32	(1.74)	0.59	0.27	0.90
Less distributions:
From net investment income	(0.36)	(0.31)	(0.28)	(0.32)	(0.35)
Net asset value at end of year	$ 8.85	$ 8.89	$ 10.94	$ 10.63	$ 10.68
Total investment return (b)	3.43%	(16.15)%	5.59%	2.61%	9.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.46%	2.63%	2.27%	2.64%	3.37%
Net expenses (c)	0.50%	0.50%	0.50%	0.50%	0.50%
Expenses (before waiver/reimbursement) (c)	0.51%	0.51%	0.51%	0.55%	0.57%
Portfolio turnover rate	69%	53%(d)	10%(d)	29%(d)	28%(d)
Net assets at end of year (in 000’s)	$ 334,748	$ 294,456	$ 353,955	$ 261,819	$ 161,203

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,			November 1, 2019^ through October 31,
Class R6	2023	2022	2021	2020
Net asset value at beginning of period	$ 8.89	$ 10.94	$ 10.63	$ 10.69
Net investment income (loss)	0.33(a)	0.27(a)	0.26(a)	0.29
Net realized and unrealized gain (loss)	(0.01)	(2.01)	0.33	(0.03)
Total from investment operations	0.32	(1.74)	0.59	0.26
Less distributions:
From net investment income	(0.36)	(0.31)	(0.28)	(0.32)
Net asset value at end of period	$ 8.85	$ 8.89	$ 10.94	$ 10.63
Total investment return (b)	3.45%	(16.14)%	5.61%	2.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.51%	2.67%	2.34%	2.39%
Net expenses (c)	0.48%	0.48%	0.47%	0.48%
Expenses (before waiver/reimbursement) (c)	0.48%	0.48%	0.49%	0.54%
Portfolio turnover rate	69%	53%(d)	10%(d)	29%(d)
Net assets at end of period (in 000’s)	$ 2,624	$ 724	$ 806	$ 1,404

^	Inception date.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay New York Tax Free Opportunities Fund

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay New York Tax Free Opportunities Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	May 14, 2012
Investor Class	May 14, 2012
Class C	May 14, 2012
Class C2	August 31, 2020
Class I	May 14, 2012
Class R6	November 1, 2019
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C and Class C2 shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C and Class C2 shares. Class I and Class R6 shares are offered at NAV without a sales charge. In addition, depending upon eligibility, Class C and Class C2 shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares based on a shareholder’s account balance as described in the Fund’s prospectus. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C and Class C2 shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income exempt from federal and New York state and, in some cases, New York local income taxes.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that

33

Notes to Financial Statements (continued)
quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value.
Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy. No securities held by the Fund as of October 31, 2023, were fair valued in such a manner.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values, at

34	MainStay MacKay New York Tax Free Opportunities Fund

the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
In calculating NAV, each closed-end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed-end funds is taken from the exchange where the security is primarily traded. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity. These closed-end funds are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
35

Notes to Financial Statements (continued)
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. As of October 31, 2023, the Fund did not hold any open futures contracts.
(H) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico (the "Commonwealth") began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the current economic environment and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. Following the outbreak of COVID-19, the federal government passed certain relief packages, including the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which included an aggregate of more than $7 billion in disaster relief funds for the U.S. territories, including Puerto Rico. However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the long-term economic challenges that arose from COVID-19.
As of October 31, 2023 PREPA has remained in Title III Bankruptcy for over 6 years. A significant number of net revenue bond creditors, the Oversight Board, and the Commonwealth have been unable to reach a consensual resolution on PREPA’s debt restructuring following the termination of the previous 2019 PREPA Restructuring Support Agreement by the Commonwealth of Puerto Rico in March of 2022. On December 16, 2022, the Oversight Board filed a proposed plan of adjustment to restructure more than $10 billion of debt and other claims against PREPA. The plan of adjustment, amended in March, proposed to cut PREPA’s unsustainable debt to approximately $5.68 billion.
Bankruptcy litigation has ensued between the Oversight Board and a group of net revenue bond creditors over the security provisions of PREPA’s $8.3 billion of net revenue bonds resulting in a ruling in March that PREPA’s net revenue bonds are unsecured.
In June of 2023, a claims estimation hearing resulted in a ruling that PREPA’s now asserted unsecured net revenue bond claim was valued at approximately 2.383 billion, which is only 28.3% of the full pre-petition claim asserted by net revenue bond holders.  Due to the lower claims estimation ruling, at the end of August 2023 the Oversight Board filed a

36	MainStay MacKay New York Tax Free Opportunities Fund

new proposed plan of adjustment to reflect the March lien ruling and June estimation hearing with lower recovery amounts afforded to net revenue bond holders.  In conjunction with the new proposed plan of adjustment, a subset of the original litigating PREPA creditors entered into Planned Support Agreements (”PSAs”) supporting the new proposed plan of adjustment.
However, following the new proposed plan of adjustment, a significant amount of creditors not previously involved in the PREPA bankruptcy have objected to the revised plan of adjustment, including the MainStay MacKay Municipal Bond Funds.
Objecting creditors are appealing several rulings, including the March net revenue bond lien ruling, the June net revenue bond claims estimation ruling, and the November disclosure statement approval ruling that provides for a plan with disparate recoveries for the same creditors.  Objecting creditors believe the PREPA bankruptcy plan of adjustment is un-confirmable and these rulings will be overturned on appeal, but there is no certainty that objecting creditors will be successful in appealing these rulings, or if overturned, these creditors will receive the relief sought.  The proposed PREPA August plan of adjustment provides 3.5% of cash recovery for objecting creditors to the plan as opposed to 12.5% of cash recovery for consenting creditors who have not previously settled. Bankruptcy plan confirmation hearings are currently scheduled to begin in March of 2024.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of October 31, 2023, the Fund's total Puerto Rico investments is 5.9% of total investments, with 14.3% of that amount insured.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(J) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2023:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Transactions	$5,733,026	$5,733,026
Total Net Realized Gain (Loss)	$5,733,026	$5,733,026

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(11,466,015)	$(11,466,015)
Total Net Change in Unrealized Appreciation (Depreciation)	$(11,466,015)	$(11,466,015)

Average Notional Amount	Total
Futures Contracts Short (a)	$(144,875,502)

(a)	Positions were open seven months during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% on assets up to $1 billion; 0.43% on assets from $1 billion to $3 billion; and
37

Notes to Financial Statements (continued)
0.42% on assets over $3 billion. During the year ended October 31, 2023, the effective management fee rate was 0.45% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Investor Class, Class C, Class C2 and Class I shares. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2023, New York Life Investments earned fees from the Fund in the amount of $5,066,237 and waived fees and/or reimbursed expenses in the amount of $66,483 and paid the Subadvisor fees of $2,499,877.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the
Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Pursuant to the Class C2 Plan, Class C2 shares pay the Distributor a monthly distribution fee at an annual rate of 0.40% of the average daily net assets of the Class C2 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.65%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2023, were $6,348 and $3, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the year ended October 31, 2023, of $79,501 and $6,452, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$211,811	$—
Investor Class	182	—
Class C	37,800	—
Class C2	891	—
Class I	102,393	—
Class R6	69	—

38	MainStay MacKay New York Tax Free Opportunities Fund

(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class C2	$22,264	1.5%
Class R6	23,401	0.9
Note 4-Federal Income Tax
As of October 31, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,104,402,372	$389,388	$(99,376,365)	$(98,986,977)
As of October 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$527,956	$(127,106,444)	$(544,675)	$(98,986,977)	$(226,110,140)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale and cumulative bond amortization adjustments.
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $127,106,444, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$43,749	$83,357
During the years ended October 31, 2023 and October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$ 1,334,393	$ 811,027
Exempt Interest Dividends	39,735,931	34,888,465
Total	$41,070,324	$35,699,492
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended
39

Notes to Financial Statements (continued)
October 31, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2023, purchases and sales of securities, other than short-term securities, were $754,016 and $752,303, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2023 and October 31, 2022, were as follows:
Class A	Shares	Amount
Year ended October 31, 2023:
Shares sold	24,594,452	$ 231,708,083
Shares issued to shareholders in reinvestment of distributions	2,381,105	22,420,239
Shares redeemed	(33,582,116)	(310,328,269)
Net increase (decrease) in shares outstanding before conversion	(6,606,559)	(56,199,947)
Shares converted into Class A (See Note 1)	35,928	340,496
Shares converted from Class A (See Note 1)	(24,595)	(233,252)
Net increase (decrease)	(6,595,226)	$ (56,092,703)
Year ended October 31, 2022:
Shares sold	87,298,953	$ 844,637,242
Shares issued to shareholders in reinvestment of distributions	2,025,106	20,047,685
Shares redeemed	(94,566,928)	(915,687,479)
Net increase (decrease) in shares outstanding before conversion	(5,242,869)	(51,002,552)
Shares converted into Class A (See Note 1)	11,505	111,557
Shares converted from Class A (See Note 1)	(7,371)	(74,414)
Net increase (decrease)	(5,238,735)	$ (50,965,409)

Investor Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	18,441	$ 174,014
Shares issued to shareholders in reinvestment of distributions	1,216	11,455
Shares redeemed	(4,985)	(46,776)
Net increase (decrease) in shares outstanding before conversion	14,672	138,693
Shares converted from Investor Class (See Note 1)	(11,369)	(107,785)
Net increase (decrease)	3,303	$ 30,908
Year ended October 31, 2022:
Shares sold	30,048	$ 300,879
Shares issued to shareholders in reinvestment of distributions	931	9,203
Shares redeemed	(29,134)	(289,595)
Net increase (decrease) in shares outstanding before conversion	1,845	20,487
Shares converted into Investor Class (See Note 1)	353	3,710
Shares converted from Investor Class (See Note 1)	(2,575)	(26,300)
Net increase (decrease)	(377)	$ (2,103)

Class C	Shares	Amount
Year ended October 31, 2023:
Shares sold	1,088,019	$ 10,336,076
Shares issued to shareholders in reinvestment of distributions	196,926	1,855,696
Shares redeemed	(2,533,719)	(23,858,269)
Net increase (decrease) in shares outstanding before conversion	(1,248,774)	(11,666,497)
Shares converted from Class C (See Note 1)	(24,559)	(232,711)
Net increase (decrease)	(1,273,333)	$ (11,899,208)
Year ended October 31, 2022:
Shares sold	915,604	$ 9,185,855
Shares issued to shareholders in reinvestment of distributions	179,004	1,774,437
Shares redeemed	(3,077,812)	(30,367,036)
Net increase (decrease) in shares outstanding before conversion	(1,983,204)	(19,406,744)
Shares converted from Class C (See Note 1)	(8,930)	(85,257)
Net increase (decrease)	(1,992,134)	$ (19,492,001)

40	MainStay MacKay New York Tax Free Opportunities Fund

Class C2	Shares	Amount
Year ended October 31, 2023:
Shares sold	57,349	$ 540,085
Shares issued to shareholders in reinvestment of distributions	5,598	52,746
Shares redeemed	(80,372)	(760,924)
Net increase (decrease)	(17,425)	$ (168,093)
Year ended October 31, 2022:
Shares sold	50,559	$ 530,063
Shares issued to shareholders in reinvestment of distributions	4,690	46,357
Shares redeemed	(41,066)	(396,237)
Net increase (decrease)	14,183	$ 180,183

Class I	Shares	Amount
Year ended October 31, 2023:
Shares sold	22,253,554	$ 209,879,388
Shares issued to shareholders in reinvestment of distributions	1,068,947	10,063,514
Shares redeemed	(18,653,532)	(173,775,037)
Net increase (decrease) in shares outstanding before conversion	4,668,969	46,167,865
Shares converted into Class I (See Note 1)	24,580	233,252
Net increase (decrease)	4,693,549	$ 46,401,117
Year ended October 31, 2022:
Shares sold	21,497,011	$ 210,615,126
Shares issued to shareholders in reinvestment of distributions	736,274	7,281,884
Shares redeemed	(21,464,030)	(208,798,438)
Net increase (decrease) in shares outstanding before conversion	769,255	9,098,572
Shares converted into Class I (See Note 1)	7,019	70,704
Net increase (decrease)	776,274	$ 9,169,276

Class R6	Shares	Amount
Year ended October 31, 2023:
Shares sold	231,497	$ 2,166,295
Shares issued to shareholders in reinvestment of distributions	7,053	66,162
Shares redeemed	(23,520)	(223,722)
Net increase (decrease)	215,030	$ 2,008,735
Year ended October 31, 2022:
Shares sold	5,363	$ 52,501
Shares issued to shareholders in reinvestment of distributions	2,433	24,025
Shares redeemed	(18)	(200)
Net increase (decrease)	7,778	$ 76,326
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
41

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay New York Tax Free Opportunities Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from broker, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 22, 2023
42	MainStay MacKay New York Tax Free Opportunities Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For Federal individual income tax purposes, the Fund designated 96.8% of the ordinary income dividends paid during its fiscal year ended October 31, 2023 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.
In February 2024, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2023. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2023.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
43

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
44	MainStay MacKay New York Tax Free Opportunities Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
45

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
46	MainStay MacKay New York Tax Free Opportunities Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
47

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5013746 MS139-23	MSNTF11-12/23
(NYLIM) NL222

MainStay S&P 500 Index Fund

Message from the President and Annual Report
October 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Volatile economic and geopolitical forces drove market behavior during the 12-month reporting period ended October 31, 2023. While equity markets generally gained ground, bond prices trended broadly lower.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation and interest rate trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 7.1% in November 2022, and to 3.2% in October 2023. At the same time, the Fed increased the benchmark federal funds rate from 3.75%–4.00% at the beginning of the reporting period to 5.25%–5.50% as of October 31, 2023. As the pace of rate increases slowed during the period, investors hoped for an early shift to a looser monetary policy. However, comments from Fed members late in the period reinforced the central bank’s hawkish stance in response to surprisingly robust U.S. economic growth and rising wage pressures, thus increasing the likelihood that interest rates would stay higher for longer. International developed markets exhibited similar dynamics of elevated inflation and rising interest rates.
Despite the backdrop of high interest rates—along with political dysfunction in Washington D.C. and intensifying global geopolitical instability—equity markets managed to advance, supported by healthy consumer spending trends and persistent domestic economic growth. The S&P 500® Index, a widely regarded benchmark of large-cap U.S. market performance, gained ground, bolstered by the strong performance of energy stocks amid surging petroleum prices and mega-cap, growth-oriented, technology-related shares, which rose as investors flocked to companies creating the infrastructure for developments in artificial intelligence. Smaller-cap stocks and value-oriented shares produced milder returns. Among industry sectors, energy and information technology posted the strongest gains. Real estate declined most sharply under pressure from rising mortgage rates and weak levels of office occupancy. Developed international markets outperformed U.S. markets, with Europe benefiting during the first half of the period from unexpected economic resilience in the face of rising energy prices and the ongoing war in Ukraine. Emerging markets posted positive results but lagged developed markets, largely due to slow economic growth in China despite the relaxation of pandemic-era lockdowns.
Bond prices were driven lower by rising yields and increasing expectations of high interest rates for an extended period of time. The U.S. yield curve steepened, with the 30-year Treasury yield exceeding 5% for the first time in more than a decade. The yield curve remained inverted, with the 10-year Treasury yield ending the period at 4.88%, compared with 5.07% for the 2-year Treasury yield. Corporate bonds outperformed long-term Treasury bonds, but still trended lower under pressure from rising yields and an uptick in default rates. Among corporates, lower-credit-quality instruments performed slightly better than their higher-credit-quality counterparts, while floating rate securities performed better still.
In the face of today’s uncertain market environment, New York Life Investments remains dedicated to providing the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges.  For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2023
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 1.50% Initial Sales Charge	With sales charges	1/2/2004	7.94%	9.80%	10.26%	0.52%
		Excluding sales charges		9.58	10.47	10.59	0.52
Investor Class Shares[2,3]	Maximum 1.00% Initial Sales Charge	With sales charges	2/28/2008	8.28	9.60	10.09	0.79
		Excluding sales charges		9.37	10.27	10.43	0.79
Class I Shares	No Sales Charge		1/2/1991	9.84	10.74	10.87	0.26
SIMPLE Class Shares	No Sales Charge		8/31/2020	9.24	N/A	6.56	0.90

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to March 19, 2020, the maximum initial sales charge for Class A Shares and Investor Class Shares was 3.00%, which is reflected in the applicable average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge was 1.50%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	10.14%	11.01%	11.18%
Morningstar Large Blend Category Average[2]	7.62	9.67	9.69

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The S&P 500® Index is the Fund's primary broad-based securities market index for comparison purposes. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The foregoing trademarks have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by New York Life Investment Management LLC. The S&P 500® Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by New York Life Investment Management LLC. MainStay S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P or their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, S&P nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
2.	The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to funds where neither growth nor value characteristics predominate. These funds tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the funds' returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay S&P 500 Index Fund

Cost in Dollars of a $1,000 Investment in MainStay S&P 500 Index Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,011.50	$2.64	$1,022.58	$2.65	0.52%
Investor Class Shares	$1,000.00	$1,010.50	$3.55	$1,021.68	$3.57	0.70%
Class I Shares	$1,000.00	$1,012.70	$1.37	$1,023.84	$1.38	0.27%
SIMPLE Class Shares	$1,000.00	$1,010.30	$3.80	$1,021.42	$3.82	0.75%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of October 31, 2023 (Unaudited)
Software	10.8%
Technology Hardware, Storage & Peripherals	7.4
Semiconductors & Semiconductor Equipment	7.2
Interactive Media & Services	5.8
Financial Services	4.3
Oil, Gas & Consumable Fuels	4.1
Pharmaceuticals	4.1
Broadline Retail	3.5
Health Care Providers & Services	3.2
Banks	2.9
Capital Markets	2.7
Health Care Equipment & Supplies	2.5
Insurance	2.3
Hotels, Restaurants & Leisure	2.1
Biotechnology	2.1
Specialty Retail	2.0
Consumer Staples Distribution & Retail	1.9
Automobiles	1.8
Machinery	1.7
Chemicals	1.7
Aerospace & Defense	1.7
Electric Utilities	1.7
Beverages	1.6
Household Products	1.4
Life Sciences Tools & Services	1.3
IT Services	1.2
Entertainment	1.2
Specialized REITs	1.1
Food Products	0.9
Communications Equipment	0.9
Industrial Conglomerates	0.8
Ground Transportation	0.8
Media	0.8
Professional Services	0.7
Diversified Telecommunication Services	0.7
Multi–Utilities	0.7
Electrical Equipment	0.6%
Tobacco	0.6
Electronic Equipment, Instruments & Components	0.6
Textiles, Apparel & Luxury Goods	0.5
Air Freight & Logistics	0.5
Commercial Services & Supplies	0.5
Consumer Finance	0.4
Energy Equipment & Services	0.4
Building Products	0.4
Metals & Mining	0.4
Household Durables	0.3
Residential REITs	0.3
Retail REITs	0.3
Trading Companies & Distributors	0.3
Industrial REITs	0.3
Containers & Packaging	0.2
Wireless Telecommunication Services	0.2
Health Care REITs	0.2
Personal Care Products	0.2
Passenger Airlines	0.2
Real Estate Management & Development	0.1
Construction Materials	0.1
Distributors	0.1
Water Utilities	0.1
Automobile Components	0.1
Construction & Engineering	0.1
Office REITs	0.1
Gas Utilities	0.0‡
Hotel & Resort REITs	0.0‡
Independent Power and Renewable Electricity Producers	0.0‡
Leisure Products	0.0‡
Short–Term Investments	1.0
Other Assets, Less Liabilities	–0.7
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2023 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Apple, Inc.
3.	Alphabet, Inc.
4.	Amazon.com, Inc.
5.	NVIDIA Corp.
6.	Meta Platforms, Inc., Class A
7.	Berkshire Hathaway, Inc., Class B
8.	Tesla, Inc.
9.	UnitedHealth Group, Inc.
10.	Eli Lilly & Co.

8	MainStay S&P 500 Index Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Francis J. Ok and Greg Barrato of IndexIQ Advisors LLC, the Fund’s Subadvisor.
How did MainStay S&P 500 Index Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2023?
For the 12 months ended October 31, 2023, Class I shares of MainStay S&P 500 Index Fund returned 9.84%, underperforming the 10.14% return of the Fund’s primary benchmark, the S&P 500® Index (the “Index”). Over the same period, Class I shares outperformed the 7.62% return of the Morningstar Large Blend Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
Although the Fund seeks investment results that correspond to the total return performance of common stocks in the aggregate, as represented by the Index, the Fund’s relative performance will typically lag that of the Index, as it did during the reporting period, because the Fund incurs operating expenses that the Index does not.
Were there any changes to the Fund during the reporting period?
Effective February 28, 2023, Greg Barrato was added as a portfolio manager of the Fund.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
The Fund invests in futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market.
During the reporting period, which S&P 500® Index industries had the highest total returns and which industries had the lowest total returns?
During the reporting period the strongest performing Index industry groups in terms of total returns included semiconductor & semiconductor equipment, interactive media & services and systems software. During the same period, the industry groups with the lowest total returns included alternative carriers, housewares & specialties and regional banks.
During the reporting period, which S&P 500® Index industries made the strongest positive contributions to the Fund’s absolute performance and which industries made the weakest contributions?
The industry groups that made the strongest positive contributions to the Fund’s absolute performance during the reporting period included semiconductor & semiconductor equipment, systems software and interactive media & services. (Contributions take weightings and total returns into account.) During the same period, the industry groups that made the weakest contributions to the Fund’s absolute performance included regional banks, life sciences tools & services and automobile manufacturers.
During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which stocks had the lowest total returns?
The Index stocks producing the highest total returns during the reporting period included Meta Platforms, NVIDIA and PulteGroup. Conversely, the Index stocks with the lowest total returns over the same period were First Republic Bank, Enphase Energy and SolarEdge Technologies.
During the reporting period, which S&P 500® Index stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks made the weakest contributions?
The strongest positive contributors to the Fund’s absolute performance during the reporting period were Microsoft, NVIDIA and Meta Platforms. During the same period, the stocks that made the weakest contributions to the Fund’s absolute performance were Pfizer, Tesla and Bank of America.
Were there any changes in the S&P 500® Index during the reporting period?
During the reporting period, there were 17 additions and 18 deletions in the Index. Fortune Brand spun off into two companies, and both were deleted from the Index. Noteworthy additions included Blackstone and Palo Alto Networks. Notable deletions were SVB Financial Group, Signature Bank NY, and First Republic Bank.

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
9

Portfolio of Investments October 31, 2023†^
	Shares	Value
Common Stocks 99.7%
Aerospace & Defense 1.7%
Axon Enterprise, Inc. (a)	2,250	$ 460,102
Boeing Co. (The) (a)	18,153	3,391,343
General Dynamics Corp.	7,256	1,750,945
Howmet Aerospace, Inc.	12,537	552,882
Huntington Ingalls Industries, Inc.	1,276	280,490
L3Harris Technologies, Inc.	6,055	1,086,328
Lockheed Martin Corp.	7,176	3,262,497
Northrop Grumman Corp.	4,553	2,146,421
RTX Corp.	46,600	3,792,774
Textron, Inc.	6,341	481,916
TransDigm Group, Inc. (a)	1,767	1,463,235
		18,668,933
Air Freight & Logistics 0.5%
CH Robinson Worldwide, Inc.	3,728	305,062
Expeditors International of Washington, Inc.	4,735	517,299
FedEx Corp.	7,408	1,778,661
United Parcel Service, Inc., Class B	23,156	3,270,785
		5,871,807
Automobile Components 0.1%
Aptiv plc (a)	9,055	789,596
BorgWarner, Inc.	7,526	277,709
		1,067,305
Automobiles 1.8%
Ford Motor Co.	125,867	1,227,203
General Motors Co.	44,051	1,242,238
Tesla, Inc. (a)	88,408	17,755,863
		20,225,304
Banks 2.9%
Bank of America Corp.	221,338	5,830,043
Citigroup, Inc.	61,653	2,434,677
Citizens Financial Group, Inc.	15,121	354,285
Comerica, Inc.	4,219	166,229
Fifth Third Bancorp	21,799	516,854
Huntington Bancshares, Inc.	46,356	447,335
JPMorgan Chase & Co.	93,041	12,938,282
KeyCorp	29,964	306,232
M&T Bank Corp.	5,311	598,815
PNC Financial Services Group, Inc. (The)	12,751	1,459,607
Regions Financial Corp.	30,043	436,525
Truist Financial Corp.	42,645	1,209,412
U.S. Bancorp	49,848	1,589,154
Wells Fargo & Co.	117,140	4,658,658
	Shares	Value

Banks (continued)
Zions Bancorp NA	4,743	$ 146,322
		33,092,430
Beverages 1.6%
Brown-Forman Corp., Class B	5,858	328,985
Coca-Cola Co. (The)	124,604	7,038,880
Constellation Brands, Inc., Class A	5,164	1,209,151
Keurig Dr Pepper, Inc.	32,209	976,899
Molson Coors Beverage Co., Class B	5,943	343,327
Monster Beverage Corp. (a)	23,812	1,216,793
PepsiCo, Inc.	44,073	7,196,240
		18,310,275
Biotechnology 2.1%
AbbVie, Inc.	56,510	7,978,082
Amgen, Inc.	17,125	4,378,862
Biogen, Inc. (a)	4,637	1,101,473
Gilead Sciences, Inc.	39,892	3,133,118
Incyte Corp. (a)	5,955	321,153
Moderna, Inc. (a)	10,601	805,252
Regeneron Pharmaceuticals, Inc. (a)	3,417	2,664,884
Vertex Pharmaceuticals, Inc. (a)	8,263	2,992,115
		23,374,939
Broadline Retail 3.5%
Amazon.com, Inc. (a)	290,694	38,688,465
eBay, Inc.	17,038	668,401
Etsy, Inc. (a)	3,938	245,337
		39,602,203
Building Products 0.4%
A O Smith Corp.	3,989	278,273
Allegion plc	2,810	276,391
Carrier Global Corp.	26,818	1,278,146
Johnson Controls International plc	21,781	1,067,705
Masco Corp.	7,201	375,100
Trane Technologies plc	7,312	1,391,547
		4,667,162
Capital Markets 2.7%
Ameriprise Financial, Inc.	3,286	1,033,677
Bank of New York Mellon Corp. (The)	24,934	1,059,695
BlackRock, Inc.	4,493	2,750,974
Blackstone, Inc.	22,723	2,098,469
Cboe Global Markets, Inc.	3,378	553,620
Charles Schwab Corp. (The)	47,607	2,477,468
CME Group, Inc.	11,518	2,458,632
FactSet Research Systems, Inc.	1,221	527,338
Franklin Resources, Inc.	9,106	207,526

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay S&P 500 Index Fund

	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
Goldman Sachs Group, Inc. (The)	10,555	$ 3,204,604
Intercontinental Exchange, Inc.	18,324	1,968,731
Invesco Ltd.	14,363	186,288
MarketAxess Holdings, Inc.	1,206	257,782
Moody's Corp.	5,052	1,556,016
Morgan Stanley	40,848	2,892,855
MSCI, Inc.	2,532	1,193,965
Nasdaq, Inc.	10,854	538,358
Northern Trust Corp.	6,627	436,786
Raymond James Financial, Inc.	6,018	574,358
S&P Global, Inc.	10,418	3,639,112
State Street Corp.	10,202	659,355
T. Rowe Price Group, Inc.	7,181	649,880
		30,925,489
Chemicals 1.7%
Air Products and Chemicals, Inc.	7,112	2,008,713
Albemarle Corp.	3,757	476,313
Celanese Corp.	3,204	366,890
CF Industries Holdings, Inc.	6,177	492,801
Corteva, Inc.	22,724	1,093,933
Dow, Inc.	22,510	1,088,133
DuPont de Nemours, Inc.	14,697	1,071,117
Eastman Chemical Co.	3,796	283,675
Ecolab, Inc.	8,122	1,362,384
FMC Corp.	3,993	212,428
International Flavors & Fragrances, Inc.	8,172	558,556
Linde plc	15,622	5,970,104
LyondellBasell Industries NV, Class A	8,200	739,968
Mosaic Co. (The)	10,638	345,522
PPG Industries, Inc.	7,540	925,686
Sherwin-Williams Co. (The)	7,574	1,804,203
		18,800,426
Commercial Services & Supplies 0.5%
Cintas Corp.	2,769	1,404,215
Copart, Inc. (a)	27,820	1,210,727
Republic Services, Inc.	6,583	977,510
Rollins, Inc.	8,989	338,076
Waste Management, Inc.	11,801	1,939,258
		5,869,786
Communications Equipment 0.9%
Arista Networks, Inc. (a)	8,028	1,608,570
Cisco Systems, Inc.	130,467	6,801,245
F5, Inc. (a)	1,899	287,869
Juniper Networks, Inc.	10,289	276,980
	Shares	Value

Communications Equipment (continued)
Motorola Solutions, Inc.	5,347	$ 1,488,926
		10,463,590
Construction & Engineering 0.1%
Quanta Services, Inc.	4,649	776,941
Construction Materials 0.1%
Martin Marietta Materials, Inc.	1,979	809,292
Vulcan Materials Co.	4,254	835,869
		1,645,161
Consumer Finance 0.4%
American Express Co.	18,627	2,720,101
Capital One Financial Corp.	12,212	1,236,954
Discover Financial Services	8,002	656,804
Synchrony Financial	13,389	375,561
		4,989,420
Consumer Staples Distribution & Retail 1.9%
Costco Wholesale Corp.	14,188	7,838,019
Dollar General Corp.	7,022	835,899
Dollar Tree, Inc. (a)	6,703	744,636
Kroger Co. (The)	21,141	959,167
Sysco Corp.	16,172	1,075,276
Target Corp.	14,777	1,637,144
Walgreens Boots Alliance, Inc.	22,940	483,575
Walmart, Inc.	45,693	7,466,693
		21,040,409
Containers & Packaging 0.2%
Amcor plc	47,110	418,808
Avery Dennison Corp.	2,580	449,100
Ball Corp.	10,087	485,689
International Paper Co.	11,078	373,661
Packaging Corp. of America	2,879	440,631
Sealed Air Corp.	4,623	142,342
Westrock Co.	8,205	294,806
		2,605,037
Distributors 0.1%
Genuine Parts Co.	4,496	579,355
LKQ Corp.	8,566	376,219
Pool Corp.	1,250	394,712
		1,350,286
Diversified Telecommunication Services 0.7%
AT&T, Inc.	228,883	3,524,798
Verizon Communications, Inc.	134,597	4,728,393
		8,253,191
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2023†^ (continued)
	Shares	Value
Common Stocks (continued)
Electric Utilities 1.7%
Alliant Energy Corp.	8,091	$ 394,760
American Electric Power Co., Inc.	16,494	1,245,957
Constellation Energy Corp.	10,296	1,162,624
Duke Energy Corp.	24,675	2,193,361
Edison International	12,271	773,809
Entergy Corp.	6,770	647,144
Evergy, Inc.	7,354	361,376
Eversource Energy	11,176	601,157
Exelon Corp.	31,863	1,240,745
FirstEnergy Corp.	16,521	588,148
NextEra Energy, Inc.	64,791	3,777,315
NRG Energy, Inc.	7,335	310,857
PG&E Corp. (a)	66,953	1,091,334
Pinnacle West Capital Corp.	3,628	269,125
PPL Corp.	23,599	579,827
Southern Co. (The)	34,915	2,349,780
Xcel Energy, Inc.	17,658	1,046,590
		18,633,909
Electrical Equipment 0.6%
AMETEK, Inc.	7,386	1,039,727
Eaton Corp. plc	12,774	2,655,842
Emerson Electric Co.	18,297	1,627,884
Generac Holdings, Inc. (a)	1,993	167,552
Hubbell, Inc.	1,716	463,492
Rockwell Automation, Inc.	3,677	966,352
		6,920,849
Electronic Equipment, Instruments & Components 0.6%
Amphenol Corp., Class A	19,096	1,538,183
CDW Corp.	4,292	860,117
Corning, Inc.	24,578	657,707
Keysight Technologies, Inc. (a)	5,711	697,028
TE Connectivity Ltd.	10,051	1,184,510
Teledyne Technologies, Inc. (a)	1,507	564,507
Trimble, Inc. (a)	7,950	374,683
Zebra Technologies Corp., Class A (a)	1,644	344,303
		6,221,038
Energy Equipment & Services 0.4%
Baker Hughes Co.	32,325	1,112,626
Halliburton Co.	28,768	1,131,733
Schlumberger Ltd.	45,501	2,532,586
		4,776,945
Entertainment 1.2%
Electronic Arts, Inc.	7,893	977,074
Live Nation Entertainment, Inc. (a)	4,539	363,211
	Shares	Value

Entertainment (continued)
Netflix, Inc. (a)	14,188	$ 5,841,058
Take-Two Interactive Software, Inc. (a)	5,057	676,374
Walt Disney Co. (The) (a)	58,582	4,779,705
Warner Bros Discovery, Inc. (a)	71,012	705,859
		13,343,281
Financial Services 4.3%
Berkshire Hathaway, Inc., Class B (a)	58,387	19,929,235
Fidelity National Information Services, Inc.	18,968	931,518
Fiserv, Inc. (a)	19,517	2,220,059
FleetCor Technologies, Inc. (a)	2,368	533,203
Global Payments, Inc.	8,324	884,175
Jack Henry & Associates, Inc.	2,333	328,930
Mastercard, Inc., Class A	26,638	10,025,211
PayPal Holdings, Inc. (a)	35,155	1,821,029
Visa, Inc., Class A	51,443	12,094,249
		48,767,609
Food Products 0.9%
Archer-Daniels-Midland Co.	17,164	1,228,427
Bunge Ltd.	4,823	511,141
Campbell Soup Co.	6,299	254,543
Conagra Brands, Inc.	15,299	418,581
General Mills, Inc.	18,735	1,222,271
Hershey Co. (The)	4,798	898,905
Hormel Foods Corp.	9,269	301,706
J M Smucker Co. (The)	3,269	372,143
Kellogg Co.	8,440	425,967
Kraft Heinz Co. (The)	25,561	804,149
Lamb Weston Holdings, Inc.	4,668	419,186
McCormick & Co., Inc. (Non-Voting)	8,039	513,692
Mondelez International, Inc., Class A	43,555	2,883,777
Tyson Foods, Inc., Class A	9,142	423,732
		10,678,220
Gas Utilities 0.0% ‡
Atmos Energy Corp.	4,753	511,708
Ground Transportation 0.8%
CSX Corp.	64,235	1,917,415
JB Hunt Transport Services, Inc.	2,614	449,268
Norfolk Southern Corp.	7,268	1,386,662
Old Dominion Freight Line, Inc.	2,869	1,080,638
Union Pacific Corp.	19,512	4,050,886
		8,884,869
Health Care Equipment & Supplies 2.5%
Abbott Laboratories	55,559	5,253,103

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay S&P 500 Index Fund

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies (continued)
Align Technology, Inc. (a)	2,279	$ 420,681
Baxter International, Inc.	16,213	525,787
Becton Dickinson & Co.	9,288	2,347,821
Boston Scientific Corp. (a)	46,879	2,399,736
Cooper Cos., Inc. (The)	1,585	494,124
Dentsply Sirona, Inc.	6,778	206,119
DexCom, Inc. (a)	12,418	1,103,091
Edwards Lifesciences Corp. (a)	19,463	1,240,182
GE HealthCare Technologies, Inc.	12,523	833,656
Hologic, Inc. (a)	7,842	518,905
IDEXX Laboratories, Inc. (a)	2,658	1,061,791
Insulet Corp. (a)	2,235	296,294
Intuitive Surgical, Inc. (a)	11,249	2,949,713
Medtronic plc	42,618	3,007,126
ResMed, Inc.	4,704	664,299
STERIS plc	3,158	663,117
Stryker Corp.	10,822	2,924,321
Teleflex, Inc.	1,505	278,049
Zimmer Biomet Holdings, Inc.	6,690	698,503
		27,886,418
Health Care Providers & Services 3.2%
Cardinal Health, Inc.	8,151	741,741
Cencora, Inc.	5,337	988,146
Centene Corp. (a)	17,336	1,195,837
Cigna Group (The)	9,476	2,929,979
CVS Health Corp.	41,121	2,837,760
DaVita, Inc. (a)	1,724	133,145
Elevance Health, Inc.	7,545	3,395,929
HCA Healthcare, Inc.	6,444	1,457,246
Henry Schein, Inc. (a)	4,181	271,682
Humana, Inc.	3,967	2,077,478
Laboratory Corp. of America Holdings	2,837	566,634
McKesson Corp.	4,319	1,966,700
Molina Healthcare, Inc. (a)	1,867	621,618
Quest Diagnostics, Inc.	3,593	467,449
UnitedHealth Group, Inc.	29,657	15,883,103
Universal Health Services, Inc., Class B	1,989	250,395
		35,784,842
Health Care REITs 0.2%
Healthpeak Properties, Inc.	17,515	272,358
Ventas, Inc.	12,883	547,012
Welltower, Inc.	16,608	1,388,595
		2,207,965
Hotel & Resort REITs 0.0% ‡
Host Hotels & Resorts, Inc.	22,783	352,681
	Shares	Value

Hotels, Restaurants & Leisure 2.1%
Airbnb, Inc., Class A (a)	13,650	$ 1,614,658
Booking Holdings, Inc. (a)	1,143	3,188,467
Caesars Entertainment, Inc. (a)	6,893	274,962
Carnival Corp. (a)	32,251	369,596
Chipotle Mexican Grill, Inc. (a)	883	1,714,963
Darden Restaurants, Inc.	3,870	563,201
Domino's Pizza, Inc.	1,124	381,025
Expedia Group, Inc. (a)	4,413	420,515
Hilton Worldwide Holdings, Inc.	8,373	1,268,761
Las Vegas Sands Corp.	10,524	499,469
Marriott International, Inc., Class A	8,021	1,512,440
McDonald's Corp.	23,332	6,116,950
MGM Resorts International	8,987	313,826
Norwegian Cruise Line Holdings Ltd. (a)	13,620	185,232
Royal Caribbean Cruises Ltd. (a)	7,546	639,372
Starbucks Corp.	36,671	3,382,533
Wynn Resorts Ltd.	3,101	272,206
Yum! Brands, Inc.	8,971	1,084,235
		23,802,411
Household Durables 0.3%
DR Horton, Inc.	9,748	1,017,691
Garmin Ltd.	4,904	502,807
Lennar Corp., Class A	8,085	862,508
Mohawk Industries, Inc. (a)	1,692	136,003
NVR, Inc. (a)	105	568,325
PulteGroup, Inc.	7,026	517,043
Whirlpool Corp.	1,755	183,503
		3,787,880
Household Products 1.4%
Church & Dwight Co., Inc.	7,877	716,335
Clorox Co. (The)	3,964	466,563
Colgate-Palmolive Co.	26,467	1,988,201
Kimberly-Clark Corp.	10,827	1,295,342
Procter & Gamble Co. (The)	75,472	11,323,064
		15,789,505
Independent Power and Renewable Electricity Producers 0.0% ‡
AES Corp. (The)	21,439	319,441
Industrial Conglomerates 0.8%
3M Co.	17,673	1,607,359
General Electric Co.	34,846	3,785,321
Honeywell International, Inc.	21,257	3,895,558
		9,288,238
Industrial REITs 0.3%
Prologis, Inc.	29,578	2,979,983
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2023†^ (continued)
	Shares	Value
Common Stocks (continued)
Insurance 2.3%
Aflac, Inc.	17,308	$ 1,351,928
Allstate Corp. (The)	8,375	1,073,089
American International Group, Inc.	22,792	1,397,377
Aon plc, Class A	6,495	2,009,553
Arch Capital Group Ltd. (a)	11,941	1,035,046
Arthur J. Gallagher & Co.	6,900	1,624,881
Assurant, Inc.	1,698	252,832
Brown & Brown, Inc.	7,537	523,218
Chubb Ltd.	13,150	2,822,253
Cincinnati Financial Corp.	5,022	500,543
Everest Group Ltd.	1,390	549,912
Globe Life, Inc.	2,784	323,946
Hartford Financial Services Group, Inc. (The)	9,791	719,149
Loews Corp.	5,920	378,939
Marsh & McLennan Cos., Inc.	15,814	2,999,125
MetLife, Inc.	20,225	1,213,702
Principal Financial Group, Inc.	7,120	481,882
Progressive Corp. (The)	18,740	2,962,607
Prudential Financial, Inc.	11,622	1,062,716
Travelers Cos., Inc. (The)	7,330	1,227,335
W R Berkley Corp.	6,513	439,106
Willis Towers Watson plc	3,356	791,647
		25,740,786
Interactive Media & Services 5.8%
Alphabet, Inc. (a)
Class A	189,951	23,569,120
Class C	161,581	20,246,099

Match Group, Inc. (a)	8,903	308,044
Meta Platforms, Inc., Class A (a)	71,158	21,437,771
		65,561,034
IT Services 1.2%
Accenture plc, Class A	20,196	6,000,030
Akamai Technologies, Inc. (a)	4,866	502,804
Cognizant Technology Solutions Corp., Class A	16,169	1,042,415
EPAM Systems, Inc. (a)	1,856	403,810
Gartner, Inc. (a)	2,524	838,069
International Business Machines Corp.	29,167	4,218,715
VeriSign, Inc. (a)	2,873	573,623
		13,579,466
Leisure Products 0.0% ‡
Hasbro, Inc.	4,175	188,501
	Shares	Value

Life Sciences Tools & Services 1.3%
Agilent Technologies, Inc.	9,457	$ 977,570
Bio-Rad Laboratories, Inc., Class A (a)	669	184,162
Bio-Techne Corp.	5,041	275,390
Charles River Laboratories International, Inc. (a)	1,641	276,279
Danaher Corp.	21,039	4,039,909
Illumina, Inc. (a)	5,068	554,540
IQVIA Holdings, Inc. (a)	5,863	1,060,206
Mettler-Toledo International, Inc. (a)	700	689,640
Revvity, Inc.	3,974	329,246
Thermo Fisher Scientific, Inc.	12,357	5,496,023
Waters Corp. (a)	1,892	451,299
West Pharmaceutical Services, Inc.	2,365	752,756
		15,087,020
Machinery 1.7%
Caterpillar, Inc.	16,333	3,692,075
Cummins, Inc.	4,535	980,921
Deere & Co.	8,730	3,189,593
Dover Corp.	4,478	581,916
Fortive Corp.	11,270	735,706
IDEX Corp.	2,420	463,212
Illinois Tool Works, Inc.	8,810	1,974,497
Ingersoll Rand, Inc.	12,947	785,624
Nordson Corp.	1,733	368,419
Otis Worldwide Corp.	13,182	1,017,782
PACCAR, Inc.	16,738	1,381,387
Parker-Hannifin Corp.	4,108	1,515,482
Pentair plc	5,286	307,222
Snap-on, Inc.	1,694	436,950
Stanley Black & Decker, Inc.	4,906	417,255
Westinghouse Air Brake Technologies Corp.	5,735	608,025
Xylem, Inc.	7,710	721,193
		19,177,259
Media 0.8%
Charter Communications, Inc., Class A (a)	3,258	1,312,322
Comcast Corp., Class A	131,768	5,440,701
Fox Corp.
Class A	8,122	246,828
Class B	4,224	117,892

Interpublic Group of Cos., Inc. (The)	12,324	350,002
News Corp.
Class A	12,196	252,213
Class B	3,698	79,285

Omnicom Group, Inc.	6,325	473,806

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay S&P 500 Index Fund

	Shares	Value
Common Stocks (continued)
Media (continued)

Paramount Global, Class B (b)	15,439	$ 167,976
		8,441,025
Metals & Mining 0.4%
Freeport-McMoRan, Inc.	45,899	1,550,468
Newmont Corp.	30,354	1,137,365
Nucor Corp.	7,963	1,176,852
Steel Dynamics, Inc.	4,985	530,952
		4,395,637
Multi-Utilities 0.7%
Ameren Corp.	8,412	636,872
CenterPoint Energy, Inc.	20,208	543,191
CMS Energy Corp.	9,340	507,536
Consolidated Edison, Inc.	11,043	969,465
Dominion Energy, Inc.	26,790	1,080,173
DTE Energy Co.	6,601	636,204
NiSource, Inc.	13,231	332,892
Public Service Enterprise Group, Inc.	15,980	985,167
Sempra	20,148	1,410,964
WEC Energy Group, Inc.	10,099	821,958
		7,924,422
Office REITs 0.1%
Alexandria Real Estate Equities, Inc.	4,986	464,346
Boston Properties, Inc.	4,620	247,494
		711,840
Oil, Gas & Consumable Fuels 4.1%
APA Corp.	9,837	390,726
Chevron Corp.	56,805	8,278,193
ConocoPhillips	38,339	4,554,673
Coterra Energy, Inc.	24,251	666,902
Devon Energy Corp.	20,513	955,290
Diamondback Energy, Inc.	5,725	917,832
EOG Resources, Inc.	18,642	2,353,552
EQT Corp.	11,579	490,718
Exxon Mobil Corp.	128,167	13,566,477
Hess Corp.	8,848	1,277,651
Kinder Morgan, Inc.	62,063	1,005,421
Marathon Oil Corp.	19,392	529,596
Marathon Petroleum Corp.	12,801	1,936,151
Occidental Petroleum Corp.	21,243	1,313,030
ONEOK, Inc.	18,648	1,215,850
Phillips 66	14,256	1,626,182
Pioneer Natural Resources Co.	7,464	1,783,896
Targa Resources Corp.	7,162	598,815
Valero Energy Corp.	11,306	1,435,862
	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc. (The)	38,945	$ 1,339,708
		46,236,525
Passenger Airlines 0.2%
Alaska Air Group, Inc. (a)	4,073	128,829
American Airlines Group, Inc. (a)(b)	20,918	233,236
Delta Air Lines, Inc.	20,600	643,750
Southwest Airlines Co.	19,070	423,926
United Airlines Holdings, Inc. (a)	10,501	367,640
		1,797,381
Personal Care Products 0.2%
Estee Lauder Cos., Inc. (The), Class A	7,424	956,731
Kenvue, Inc.	55,177	1,026,292
		1,983,023
Pharmaceuticals 4.1%
Bristol-Myers Squibb Co.	66,885	3,446,584
Catalent, Inc. (a)	5,772	198,499
Eli Lilly & Co.	25,530	14,141,833
Johnson & Johnson	77,095	11,436,272
Merck & Co., Inc.	81,242	8,343,553
Pfizer, Inc.	180,762	5,524,087
Viatris, Inc.	38,404	341,796
Zoetis, Inc.	14,738	2,313,866
		45,746,490
Professional Services 0.7%
Automatic Data Processing, Inc.	13,190	2,878,322
Broadridge Financial Solutions, Inc.	3,782	645,360
Ceridian HCM Holding, Inc. (a)	4,982	318,898
Equifax, Inc.	3,929	666,240
Jacobs Solutions, Inc.	4,031	537,332
Leidos Holdings, Inc.	4,397	435,831
Paychex, Inc.	10,274	1,140,928
Paycom Software, Inc.	1,577	386,318
Robert Half, Inc.	3,428	256,312
Verisk Analytics, Inc.	4,643	1,055,632
		8,321,173
Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A (a)	9,920	687,853
CoStar Group, Inc. (a)	13,073	959,689
		1,647,542
Residential REITs 0.3%
AvalonBay Communities, Inc.	4,547	753,620
Camden Property Trust	3,418	290,120
Equity Residential	11,043	611,009
Essex Property Trust, Inc.	2,055	439,606
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2023†^ (continued)
	Shares	Value
Common Stocks (continued)
Residential REITs (continued)
Invitation Homes, Inc.	18,417	$ 546,801
Mid-America Apartment Communities, Inc.	3,736	441,408
UDR, Inc.	9,705	308,716
		3,391,280
Retail REITs 0.3%
Federal Realty Investment Trust	2,349	214,205
Kimco Realty Corp.	19,846	356,037
Realty Income Corp.	22,693	1,075,194
Regency Centers Corp.	5,261	317,028
Simon Property Group, Inc.	10,475	1,151,098
		3,113,562
Semiconductors & Semiconductor Equipment 7.2%
Advanced Micro Devices, Inc. (a)	51,727	5,095,110
Analog Devices, Inc.	16,053	2,525,618
Applied Materials, Inc.	26,885	3,558,230
Broadcom, Inc.	13,570	11,417,391
Enphase Energy, Inc. (a)	4,366	347,446
First Solar, Inc. (a)	3,420	487,179
Intel Corp.	134,083	4,894,030
KLA Corp.	4,377	2,055,877
Lam Research Corp.	4,268	2,510,523
Microchip Technology, Inc.	17,427	1,242,371
Micron Technology, Inc.	35,067	2,344,930
Monolithic Power Systems, Inc.	1,530	675,862
NVIDIA Corp.	79,080	32,248,824
NXP Semiconductors NV	8,254	1,423,237
ON Semiconductor Corp. (a)	13,816	865,434
Qorvo, Inc. (a)	3,135	274,062
QUALCOMM, Inc.	35,730	3,894,213
Skyworks Solutions, Inc.	5,103	442,634
SolarEdge Technologies, Inc. (a)	1,811	137,545
Teradyne, Inc.	4,931	410,604
Texas Instruments, Inc.	29,070	4,128,231
		80,979,351
Software 10.8%
Adobe, Inc. (a)	14,593	7,764,352
ANSYS, Inc. (a)	2,779	773,284
Autodesk, Inc. (a)	6,843	1,352,382
Cadence Design Systems, Inc. (a)	8,702	2,087,175
Fair Isaac Corp. (a)	796	673,312
Fortinet, Inc. (a)	20,869	1,193,081
Gen Digital, Inc.	18,016	300,146
Intuit, Inc.	8,966	4,437,722
Microsoft Corp.	237,872	80,426,902
	Shares	Value

Software (continued)
Oracle Corp.	50,402	$ 5,211,567
Palo Alto Networks, Inc. (a)	9,792	2,379,652
PTC, Inc. (a)	3,805	534,298
Roper Technologies, Inc.	3,416	1,668,955
Salesforce, Inc. (a)	31,184	6,262,683
ServiceNow, Inc. (a)	6,531	3,800,062
Synopsys, Inc. (a)	4,872	2,287,112
Tyler Technologies, Inc. (a)	1,347	502,296
		121,654,981
Specialized REITs 1.1%
American Tower Corp.	14,924	2,659,308
Crown Castle, Inc.	13,885	1,291,027
Digital Realty Trust, Inc.	9,692	1,205,297
Equinix, Inc.	2,996	2,186,002
Extra Space Storage, Inc.	6,764	700,683
Iron Mountain, Inc.	9,344	551,950
Public Storage	5,066	1,209,305
SBA Communications Corp.	3,470	723,946
VICI Properties, Inc.	32,446	905,243
Weyerhaeuser Co.	23,396	671,231
		12,103,992
Specialty Retail 2.0%
AutoZone, Inc. (a)	581	1,439,212
Bath & Body Works, Inc.	7,329	217,305
Best Buy Co., Inc.	6,218	415,487
CarMax, Inc. (a)	5,065	309,421
Home Depot, Inc. (The)	32,188	9,163,602
Lowe's Cos., Inc.	18,761	3,575,284
O'Reilly Automotive, Inc. (a)	1,934	1,799,471
Ross Stores, Inc.	10,906	1,264,769
TJX Cos., Inc. (The)	36,794	3,240,447
Tractor Supply Co.	3,484	670,879
Ulta Beauty, Inc. (a)	1,594	607,808
		22,703,685
Technology Hardware, Storage & Peripherals 7.4%
Apple, Inc. (c)	470,514	80,349,676
Hewlett Packard Enterprise Co.	41,349	635,948
HP, Inc.	27,778	731,395
NetApp, Inc.	6,749	491,192
Seagate Technology Holdings plc	6,175	421,444
Western Digital Corp. (a)	10,243	411,256
		83,040,911
Textiles, Apparel & Luxury Goods 0.5%
Lululemon Athletica, Inc. (a)	3,701	1,456,269
NIKE, Inc., Class B	39,222	4,030,845

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay S&P 500 Index Fund

	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods (continued)
Ralph Lauren Corp.	1,293	$ 145,501
Tapestry, Inc.	7,421	204,523
VF Corp.	10,583	155,888
		5,993,026
Tobacco 0.6%
Altria Group, Inc.	56,816	2,282,299
Philip Morris International, Inc.	49,700	4,431,252
		6,713,551
Trading Companies & Distributors 0.3%
Fastenal Co.	18,292	1,067,155
United Rentals, Inc.	2,186	888,106
WW Grainger, Inc.	1,425	1,040,008
		2,995,269
Water Utilities 0.1%
American Water Works Co., Inc.	6,233	733,312
Veralto Corp. (a)	7,013	483,897
		1,217,209
Wireless Telecommunication Services 0.2%
T-Mobile USA, Inc. (a)	16,573	2,384,192
Total Common Stocks (d) (Cost $249,352,892)		1,125,368,019

	Number of Rights

Rights 0.0% ‡
Health Care Equipment & Supplies 0.0% ‡
ABIOMED, Inc., CVR (a)(e)	1,477	1,507
Total Rights (Cost $1,506)		1,507

	Shares

Short-Term Investments 1.0%
Affiliated Investment Company 0.0% ‡
MainStay U.S. Government Liquidity Fund, 5.275% (f)	42,693	42,693
	Shares	Value

Unaffiliated Investment Company 0.1%
Invesco Government & Agency Portfolio, 5.357% (f)(g)	390,165	$ 390,165

	Principal Amount

U.S. Treasury Debt 0.9%
U.S. Treasury Bills
5.361%, due 12/19/23 (c)(h)	$ 10,200,000	10,127,760
Total Short-Term Investments (Cost $10,560,988)		10,560,618
Total Investments (Cost $259,915,386)	100.7%	1,135,930,144
Other Assets, Less Liabilities	(0.7)	(7,349,958)
Net Assets	100.0%	$ 1,128,580,186

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of October 31, 2023, the aggregate market value of securities on loan was $377,864. The Fund received cash collateral with a value of $390,165. (See Note 2(H))
(c)	Represents a security, or portion thereof, which was maintained at the broker as collateral for futures contracts.
(d)	The combined market value of common stocks and notional value of Standard & Poor’s 500 Index futures contracts represents 100.0% of the Fund’s net assets.
(e)	Illiquid security—As of October 31, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $1,507, which represented less than one-tenth of a percent of the Fund’s net assets. (Unaudited)
(f)	Current yield as of October 31, 2023.
(g)	Represents a security purchased with cash collateral received for securities on loan.
(h)	Interest rate shown represents yield to maturity.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2023†^ (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 21	$ 13,852	$ (13,830)	$ —	$ —	$ 43	$ 5	$ —	43
Futures Contracts
As of October 31, 2023, the Fund held the following futures contracts:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[1]
Long Contracts
S&P 500 E-Mini Index	13	December 2023	$ 2,853,566	$ 2,737,963	$ (115,603)

1.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2023.
Abbreviation(s):
REIT—Real Estate Investment Trust
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 1,125,368,019	$ —	$ —	$ 1,125,368,019
Rights	—	1,507	—	1,507
Short-Term Investments
Affiliated Investment Company	42,693	—	—	42,693
Unaffiliated Investment Company	390,165	—	—	390,165
U.S. Treasury Debt	—	10,127,760	—	10,127,760
Total Short-Term Investments	432,858	10,127,760	—	10,560,618
Total Investments in Securities	$ 1,125,800,877	$ 10,129,267	$ —	$ 1,135,930,144
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (115,603)	$ —	$ —	$ (115,603)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay S&P 500 Index Fund

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $259,872,693) including securities on loan of $377,864	$1,135,887,451
Investment in affiliated investment companies, at value (identified cost $42,693)	42,693
Receivables:
Dividends	837,776
Fund shares sold	633,428
Variation margin on futures contracts	63,566
Securities lending	626
Other assets	2,239
Total assets	1,137,467,779
Liabilities
Cash collateral received for securities on loan	390,165
Due to custodian	66
Payables:
Fund shares redeemed	7,951,576
NYLIFE Distributors (See Note 3)	186,764
Transfer agent (See Note 3)	167,509
Manager (See Note 3)	156,280
Professional fees	22,152
Custodian	10,236
Shareholder communication	1,614
Accrued expenses	1,231
Total liabilities	8,887,593
Net assets	$1,128,580,186
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 23,231
Additional paid-in-capital	207,066,281
207,089,512
Total distributable earnings (loss)	921,490,674
Net assets	$1,128,580,186
Class A
Net assets applicable to outstanding shares	$819,686,999
Shares of beneficial interest outstanding	16,961,329
Net asset value per share outstanding	$ 48.33
Maximum sales charge (1.50% of offering price)	0.74
Maximum offering price per share outstanding	$ 49.07
Investor Class
Net assets applicable to outstanding shares	$ 43,008,862
Shares of beneficial interest outstanding	892,594
Net asset value per share outstanding	$ 48.18
Maximum sales charge (1.00% of offering price)	0.49
Maximum offering price per share outstanding	$ 48.67
Class I
Net assets applicable to outstanding shares	$265,489,257
Shares of beneficial interest outstanding	5,368,597
Net asset value and offering price per share outstanding	$ 49.45
SIMPLE Class
Net assets applicable to outstanding shares	$ 395,068
Shares of beneficial interest outstanding	8,199
Net asset value and offering price per share outstanding(a)	$ 48.19

(a)	The difference between the calculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statement of Operations for the year ended October 31, 2023
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $4,961)	$ 18,906,379
Interest	403,739
Securities lending, net	15,731
Dividends-affiliated	4,788
Total income	19,330,637
Expenses
Manager (See Note 3)	1,841,906
Distribution/Service—Class A (See Note 3)	2,033,833
Distribution/Service—Investor Class (See Note 3)	112,637
Distribution/Service—SIMPLE Class (See Note 3)	1,513
Transfer agent (See Note 3)	973,224
Professional fees	137,541
Registration	79,889
Trustees	29,708
Custodian	26,954
Shareholder communication	23,130
Miscellaneous	155,929
Total expenses before waiver/reimbursement	5,416,264
Expense waiver/reimbursement from Manager (See Note 3)	(63,041)
Reimbursement from prior custodian(a)	(2,174)
Net expenses	5,351,049
Net investment income (loss)	13,979,588
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	36,741,427
Futures transactions	(416,985)
Foreign currency transactions	(59)
Net realized gain (loss)	36,324,383
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	53,457,337
Futures contracts	(250,082)
Net change in unrealized appreciation (depreciation)	53,207,255
Net realized and unrealized gain (loss)	89,531,638
Net increase (decrease) in net assets resulting from operations	$103,511,226

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay S&P 500 Index Fund

Statements of Changes in Net Assets
for the years ended October 31, 2023 and October 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 13,979,588	$ 12,857,823
Net realized gain (loss)	36,324,383	95,503,240
Net change in unrealized appreciation (depreciation)	53,207,255	(304,428,421)
Net increase (decrease) in net assets resulting from operations	103,511,226	(196,067,358)
Distributions to shareholders:
Class A	(70,919,309)	(39,561,389)
Investor Class	(3,958,067)	(2,447,460)
Class I	(25,518,452)	(21,892,265)
SIMPLE Class	(17,326)	(2,833)
Total distributions to shareholders	(100,413,154)	(63,903,947)
Capital share transactions:
Net proceeds from sales of shares	116,334,052	141,247,690
Net asset value of shares issued to shareholders in reinvestment of distributions	98,862,685	62,992,377
Cost of shares redeemed	(172,019,334)	(298,133,932)
Increase (decrease) in net assets derived from capital share transactions	43,177,403	(93,893,865)
Net increase (decrease) in net assets	46,275,475	(353,865,170)
Net Assets
Beginning of year	1,082,304,711	1,436,169,881
End of year	$1,128,580,186	$1,082,304,711
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 48.54	$ 59.77	$ 45.82	$ 49.60	$ 49.27
Net investment income (loss) (a)	0.56	0.52	0.49	0.58	0.67
Net realized and unrealized gain (loss)	3.75	(9.12)	17.71	3.44	5.52
Total from investment operations	4.31	(8.60)	18.20	4.02	6.19
Less distributions:
From net investment income	(0.57)	(0.53)	(0.55)	(0.91)	(0.77)
From net realized gain on investments	(3.95)	(2.10)	(3.70)	(6.89)	(5.09)
Total distributions	(4.52)	(2.63)	(4.25)	(7.80)	(5.86)
Net asset value at end of year	$ 48.33	$ 48.54	$ 59.77	$ 45.82	$ 49.60
Total investment return (b)	9.58%	(15.03)%	42.19%	9.21%	13.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.16%	0.99%	0.92%	1.32%	1.44%
Net expenses (c)	0.52%	0.52%	0.50%	0.54%	0.54%
Portfolio turnover rate	2%	2%	5%	15%	3%
Net assets at end of year (in 000’s)	$ 819,687	$ 763,996	$ 894,565	$ 602,036	$ 559,780

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 48.39	$ 59.55	$ 45.68	$ 49.50	$ 49.18
Net investment income (loss) (a)	0.47	0.43	0.40	0.51	0.59
Net realized and unrealized gain (loss)	3.74	(9.10)	17.63	3.43	5.52
Total from investment operations	4.21	(8.67)	18.03	3.94	6.11
Less distributions:
From net investment income	(0.47)	(0.39)	(0.46)	(0.87)	(0.70)
From net realized gain on investments	(3.95)	(2.10)	(3.70)	(6.89)	(5.09)
Total distributions	(4.42)	(2.49)	(4.16)	(7.76)	(5.79)
Net asset value at end of year	$ 48.18	$ 48.39	$ 59.55	$ 45.68	$ 49.50
Total investment return (b)	9.37%	(15.18)%	41.89%	9.03%	13.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.99%	0.80%	0.75%	1.16%	1.26%
Net expenses (c)	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses (before waiver/reimbursement) (c)	0.84%	0.79%	0.82%	0.88%	0.89%
Portfolio turnover rate	2%	2%	5%	15%	3%
Net assets at end of year (in 000's)	$ 43,009	$ 45,102	$ 58,363	$ 55,546	$ 54,505

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay S&P 500 Index Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 49.58	$ 60.97	$ 46.66	$ 50.38	$ 49.97
Net investment income (loss) (a)	0.70	0.67	0.64	0.70	0.81
Net realized and unrealized gain (loss)	3.82	(9.30)	18.03	3.50	5.59
Total from investment operations	4.52	(8.63)	18.67	4.20	6.40
Less distributions:
From net investment income	(0.70)	(0.66)	(0.66)	(1.03)	(0.90)
From net realized gain on investments	(3.95)	(2.10)	(3.70)	(6.89)	(5.09)
Total distributions	(4.65)	(2.76)	(4.36)	(7.92)	(5.99)
Net asset value at end of year	$ 49.45	$ 49.58	$ 60.97	$ 46.66	$ 50.38
Total investment return (b)	9.84%	(14.82)%	42.56%	9.47%	14.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.41%	1.23%	1.19%	1.56%	1.74%
Net expenses (c)	0.27%	0.26%	0.25%	0.29%	0.29%
Portfolio turnover rate	2%	2%	5%	15%	3%
Net assets at end of year (in 000’s)	$ 265,489	$ 273,022	$ 483,174	$ 436,446	$ 399,842

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,			August 31, 2020^ through October 31,
SIMPLE Class	2023	2022	2021	2020
Net asset value at beginning of period	$ 48.43	$ 59.73	$ 45.65	$ 48.83*
Net investment income (loss) (a)	0.40	0.29	0.21	0.02
Net realized and unrealized gain (loss)	3.75	(9.11)	17.74	(3.20)
Total from investment operations	4.15	(8.82)	17.95	(3.18)
Less distributions:
From net investment income	(0.44)	(0.38)	(0.17)	—
From net realized gain on investments	(3.95)	(2.10)	(3.70)	—
Total distributions	(4.39)	(2.48)	(3.87)	—
Net asset value at end of period	$ 48.19	$ 48.43	$ 59.73	$ 45.65
Total investment return (b)	9.24%	(15.39)%	41.54%	(6.51)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.82%	0.56%	0.39%	0.30%††
Net expenses (c)	0.82%(d)	0.95%	0.95%	0.95%††
Expenses (before waiver/reimbursement) (c)	0.82%	1.04%	1.06%	1.15%††
Portfolio turnover rate	2%	2%	5%	15%
Net assets at end of period (in 000’s)	$ 395	$ 185	$ 68	$ 23

^	Inception date.
*	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay S&P 500 Index Fund (formerly known as MainStay MacKay S&P 500 Index Fund) (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Investor Class	February 28, 2008
Class I	January 2, 1991
SIMPLE Class	August 31, 2020
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class I and SIMPLE Class shares are offered at NAV without a sales charge. Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A, Investor Class and SIMPLE Class shares are subject to a distribution and/or service fee. Class I shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that

24	MainStay S&P 500 Index Fund

quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy. As of October 31, 2023, securities that were fair valued in such a manner are shown in the Portfolio of Investments.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using
25

Notes to Financial Statements (continued)
valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Fund's procedures described above. The liquidity of the Fund's investments was determined as of October 31, 2023, and can change at any time. Illiquid investments as of October 31, 2023, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not

26	MainStay S&P 500 Index Fund

included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of October 31, 2023, are shown in the Portfolio of Investments.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2023, are shown in the Portfolio of Investments.
(I) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. Rights and Warrants as of October 31, 2023 are shown in the Portfolio of Investments.
(J) Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry
27

Notes to Financial Statements (continued)
or region. Debt securities are also subject to the risks associated with changes in interest rates.
(K) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
(L) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(M) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of October 31, 2023:
Liability Derivatives	Equity Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(115,603)	$(115,603)
Total Fair Value	$(115,603)	$(115,603)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2023:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Futures Transactions	$(416,985)	$(416,985)
Total Net Realized Gain (Loss)	$(416,985)	$(416,985)

Net Change in Unrealized Appreciation (Depreciation)	Equity Contracts Risk	Total
Futures Contracts	$(250,082)	$(250,082)
Total Net Change in Unrealized Appreciation (Depreciation)	$(250,082)	$(250,082)

Average Notional Amount	Total
Futures Contracts Long	$7,576,704
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. IndexIQ Advisors LLC (“IndexIQ” or the “Subadvisor”), a registered investment adviser and an affiliate of New York Life Investments, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and IndexIQ, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.16% up to $2.5 billion and 0.15% in excess of $2.5 billion. During the year ended October 31, 2023, the effective management fee rate was 0.16% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.60% of the Fund’s average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

28	MainStay S&P 500 Index Fund

Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Investor Class and SIMPLE Class shares of the Fund do not exceed 0.70% and 0.95%, respectively, of the Fund’s average daily net assets. These voluntary waivers or reimbursements may be discontinued at any time without notice.
During the year ended October 31, 2023, New York Life Investments earned fees from the Fund in the amount of $1,841,906 and waived fees and/or reimbursed expenses in the amount of $63,041 and paid the Subadvisor fees in the amount of $889,448.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the SIMPLE Class Plan, SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2023, were $117,519 and $8,309, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Investor Class shares during the year ended October 31, 2023, of $6,137 and $826, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$586,079	$—
Investor Class	175,967	—
Class I	210,825	—
SIMPLE Class	353	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$8,055,532	3.0%
SIMPLE Class	30,575	7.7
29

Notes to Financial Statements (continued)
Note 4-Federal Income Tax
As of October 31, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$261,783,659	$891,003,253	$(16,856,768)	$874,146,485
As of October 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$11,298,006	$36,046,183	$—	$874,146,485	$921,490,674
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and mark to market of futures contracts.
During the years ended October 31, 2023 and October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$ 13,195,334	$24,571,153
Long-Term Capital Gains	87,217,820	39,332,794
Total	$100,413,154	$63,903,947
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily
Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2023, purchases and sales of securities, other than short-term securities, were $24,101 and $65,294, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2023 and October 31, 2022, were as follows:
Class A	Shares	Amount
Year ended October 31, 2023:
Shares sold	1,750,215	$ 84,806,867
Shares issued to shareholders in reinvestment of distributions	1,548,312	69,503,695
Shares redeemed	(2,189,982)	(104,877,067)
Net increase (decrease) in shares outstanding before conversion	1,108,545	49,433,495
Shares converted into Class A (See Note 1)	117,163	5,675,110
Shares converted from Class A (See Note 1)	(4,022)	(198,601)
Net increase (decrease)	1,221,686	$ 54,910,004
Year ended October 31, 2022:
Shares sold	1,934,863	$ 103,966,523
Shares issued to shareholders in reinvestment of distributions	681,394	38,730,442
Shares redeemed	(1,972,053)	(103,647,452)
Net increase (decrease) in shares outstanding before conversion	644,204	39,049,513
Shares converted into Class A (See Note 1)	135,732	7,705,065
Shares converted from Class A (See Note 1)	(7,302)	(391,955)
Net increase (decrease)	772,634	$ 46,362,623

30	MainStay S&P 500 Index Fund

Investor Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	125,647	$ 6,021,419
Shares issued to shareholders in reinvestment of distributions	88,226	3,955,175
Shares redeemed	(135,951)	(6,582,846)
Net increase (decrease) in shares outstanding before conversion	77,922	3,393,748
Shares converted into Investor Class (See Note 1)	36	1,680
Shares converted from Investor Class (See Note 1)	(117,425)	(5,675,110)
Net increase (decrease)	(39,467)	$ (2,279,682)
Year ended October 31, 2022:
Shares sold	142,813	$ 7,662,662
Shares issued to shareholders in reinvestment of distributions	43,087	2,445,630
Shares redeemed	(99,249)	(5,308,943)
Net increase (decrease) in shares outstanding before conversion	86,651	4,799,349
Shares converted into Investor Class (See Note 1)	1,364	74,345
Shares converted from Investor Class (See Note 1)	(136,000)	(7,705,065)
Net increase (decrease)	(47,985)	$ (2,831,371)

Class I	Shares	Amount
Year ended October 31, 2023:
Shares sold	518,286	$ 25,310,822
Shares issued to shareholders in reinvestment of distributions	553,927	25,386,489
Shares redeemed	(1,214,488)	(60,554,095)
Net increase (decrease) in shares outstanding before conversion	(142,275)	(9,856,784)
Shares converted into Class I (See Note 1)	3,900	196,921
Net increase (decrease)	(138,375)	$ (9,659,863)
Year ended October 31, 2022:
Shares sold	539,861	$ 29,470,154
Shares issued to shareholders in reinvestment of distributions	376,549	21,813,472
Shares redeemed	(3,339,414)	(189,167,876)
Net increase (decrease) in shares outstanding before conversion	(2,423,004)	(137,884,250)
Shares converted into Class I (See Note 1)	5,825	317,610
Net increase (decrease)	(2,417,179)	$(137,566,640)

SIMPLE Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	4,100	$ 194,944
Shares issued to shareholders in reinvestment of distributions	386	17,326
Shares redeemed	(113)	(5,326)
Net increase (decrease)	4,373	$ 206,944
Year ended October 31, 2022:
Shares sold	2,829	$ 148,351
Shares issued to shareholders in reinvestment of distributions	50	2,833
Shares redeemed	(186)	(9,661)
Net increase (decrease)	2,693	$ 141,523
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
31

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay S&P 500 Index Fund (formerly, MainStay MacKay S&P 500 Index Fund) (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with custodians, the transfer agent and broker; when replies were not received from the broker, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 22, 2023
32	MainStay S&P 500 Index Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $87,217,820 as long term capital gain distributions.
For the fiscal year ended October 31, 2023, the Fund designated approximately $13,195,334 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2023 should be multiplied by 100.00% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2024, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2023. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2023.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
33

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
34	MainStay S&P 500 Index Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Independent Trustees
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
36	MainStay S&P 500 Index Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
37

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5013946MS139-23	MSSP11-12/23
(NYLIM) NL226

MainStay MacKay Short Duration High Yield Fund

Message from the President and Annual Report
October 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Volatile economic and geopolitical forces drove market behavior during the 12-month reporting period ended October 31, 2023. While equity markets generally gained ground, bond prices trended broadly lower.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation and interest rate trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 7.1% in November 2022, and to 3.2% in October 2023. At the same time, the Fed increased the benchmark federal funds rate from 3.75%–4.00% at the beginning of the reporting period to 5.25%–5.50% as of October 31, 2023. As the pace of rate increases slowed during the period, investors hoped for an early shift to a looser monetary policy. However, comments from Fed members late in the period reinforced the central bank’s hawkish stance in response to surprisingly robust U.S. economic growth and rising wage pressures, thus increasing the likelihood that interest rates would stay higher for longer. International developed markets exhibited similar dynamics of elevated inflation and rising interest rates.
Despite the backdrop of high interest rates—along with political dysfunction in Washington D.C. and intensifying global geopolitical instability—equity markets managed to advance, supported by healthy consumer spending trends and persistent domestic economic growth. The S&P 500® Index, a widely regarded benchmark of large-cap U.S. market performance, gained ground, bolstered by the strong performance of energy stocks amid surging petroleum prices and mega-cap, growth-oriented, technology-related shares, which rose as investors flocked to companies creating the infrastructure for developments in artificial intelligence. Smaller-cap stocks and value-oriented shares produced milder returns. Among industry sectors, energy and information technology posted the strongest gains. Real estate declined most sharply under pressure from rising mortgage rates and weak levels of office occupancy. Developed international markets outperformed U.S. markets, with Europe benefiting during the first half of the period from unexpected economic resilience in the face of rising energy prices and the ongoing war in Ukraine. Emerging markets posted positive results but lagged developed markets, largely due to slow economic growth in China despite the relaxation of pandemic-era lockdowns.
Bond prices were driven lower by rising yields and increasing expectations of high interest rates for an extended period of time. The U.S. yield curve steepened, with the 30-year Treasury yield exceeding 5% for the first time in more than a decade. The yield curve remained inverted, with the 10-year Treasury yield ending the period at 4.88%, compared with 5.07% for the 2-year Treasury yield. Corporate bonds outperformed long-term Treasury bonds, but still trended lower under pressure from rising yields and an uptick in default rates. Among corporates, lower-credit-quality instruments performed slightly better than their higher-credit-quality counterparts, while floating rate securities performed better still.
In the face of today’s uncertain market environment, New York Life Investments remains dedicated to providing the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges.  For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2023
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 3.00% Initial Sales Charge	With sales charges	12/17/2012	3.52%	2.78%	3.39%	1.02%
		Excluding sales charges		6.72	3.41	3.71	1.02
Investor Class Shares[2]	Maximum 2.50% Initial Sales Charge	With sales charges	12/17/2012	3.96	2.69	3.30	1.10
		Excluding sales charges		6.63	3.32	3.62	1.10
Class C Shares	Maximum 1.00% CDSC	With sales charges	12/17/2012	4.84	2.55	2.85	1.85
	if Redeemed Within 18 months of Purchase	Excluding sales charges		5.84	2.55	2.85	1.85
Class I Shares	No Sales Charge		12/17/2012	6.98	3.66	3.97	0.77
Class R2 Shares[3]	No Sales Charge		12/17/2012	6.50	3.28	3.60	1.12
Class R3 Shares[3]	No Sales Charge		2/29/2016	6.35	3.05	4.17	1.37

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 3.00%, which is reflected in the applicable average annual total return figures shown.
3.	As of October 31, 2023, Class R2 and Class R3 shares are closed to new investors and, upon the close of business on December 29, 2023, Class R2 and Class R3 shares are closed to additional investments by existing shareholders. Additionally, Class R2 and Class R3 shares will be liquidated on or about February 28, 2024 (the "Liquidation Date"). It is expected that the Fund will distribute to remaining shareholders invested in Class R2 or Class R3 shares, on or promptly after the Liquidation Date, a liquidating distribution in cash or cash equivalents equal to the net asset value of such shares.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
ICE BofA 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index[1]	6.06%	3.31%	3.60%
Morningstar High Yield Bond Category Average[2]	5.72	2.58	3.03

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	ICE BofA 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index is the Fund's primary broad-based securities market index for comparison purposes. The ICE BofA 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index generally tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years.
2.	The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These funds primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay Short Duration High Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Short Duration High Yield Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,016.10	$5.18	$1,020.06	$5.19	1.02%
Investor Class Shares	$1,000.00	$1,015.70	$5.64	$1,019.61	$5.65	1.11%
Class C Shares	$1,000.00	$1,011.90	$9.43	$1,015.83	$9.45	1.86%
Class I Shares	$1,000.00	$1,017.30	$3.97	$1,021.27	$3.97	0.78%
Class R2 Shares	$1,000.00	$1,014.60	$5.74	$1,019.51	$5.75	1.13%
Class R3 Shares	$1,000.00	$1,014.20	$7.01	$1,018.25	$7.02	1.38%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2023 (Unaudited)
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2023 (excluding short-term investments) (Unaudited)
1.	HCA, Inc., 5.375%-8.36%, due 12/15/23–2/15/26
2.	TransDigm, Inc., 5.50%-7.50%, due 3/15/26–8/15/28
3.	VICI Properties LP, 3.50%-5.625%, due 5/1/24–6/15/25
4.	Ford Motor Credit Co. LLC, 2.30%-7.35%, due 11/17/23–5/12/28
5.	T-Mobile USA, Inc., 2.25%-5.375%, due 2/15/26–2/1/28
6.	CCO Holdings LLC, 5.00%-5.50%, due 5/1/26–2/1/28
7.	IHO Verwaltungs GmbH, 4.75%-6.00%, due 9/15/26–5/15/27
8.	Great Outdoors Group LLC, 9.402%, due 3/6/28
9.	Churchill Downs, Inc., 4.75%-5.50%, due 4/1/27–1/15/28
10.	Carnival Corp., 4.00%-7.625%, due 3/1/26–8/1/28

8	MainStay MacKay Short Duration High Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay Short Duration High Yield Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2023?
For the 12 months ended October 31, 2023, Class I shares of MainStay MacKay Short Duration High Yield Fund returned 6.98%, outperforming the 6.06% return of the Fund’s benchmark, the ICE BofA 1–5 Year BB-B U.S. High Yield Corporate Cash Pay Index (the "Index"). Over the same period, Class I shares also outperformed the 5.72% return of the Morningstar High Yield Bond Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The high-yield market finished 2022 on a strong note, up over 3.7% during the fourth quarter of 2022. The market’s positive sentiment continued into the new year, and by the end of the first quarter of 2023, the market was up an additional 3.7%. Although the market’s recovery was stalled by concerns over a banking crisis in early March, and sentiment was mixed heading into the second quarter of 2023, quick reaction to the banking crisis by regulators tempered the market’s jitters. Shortly thereafter, the debt ceiling impasse in Congress again elevated market volatility; however, the crisis was pushed down the road with a short-term fix approved by legislators on June 8th. The third quarter closed with mixed results, due in large part to a significant increase in Treasury yields. For the reporting period, high-yield instruments generally provided solid rates of return. Although CCC-rated2 bonds sold off at the end of the reporting period, they were the best performers by far, approximately doubling the return of the overall market.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
There were no market events that impacted the Funds liquidity during the reporting period. Performance for the market overall was driven primarily by the move in Treasury yields.
What was the Fund’s duration3 strategy during the reporting period?
The Fund’s duration is the result of our bottom-up fundamental analysis and is a residual of the investment process. However, the Fund did maintain a lower duration than the Index throughout the reporting period. As of the end of the reporting period, the Fund’s modified duration to worst4 was 2.67 years, while the modified duration to worst of the Index was 2.83 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
Security selection in, and overweight exposure to, the energy sector made the strongest contributions to the Fund’s performance relative to the Index. (Contributions take weightings and total returns into account.) Within energy, positions in exploration & production and gas distribution performed notably well. Overweight exposure to, and selection in, basic industry also contributed positively, as did selection in automotive and capital goods.
Selection in leisure was the Fund’s most significant detractor during the reporting period. Selection within financial services and real estate also detracted. Although selection within CCC-rated credits was strong, underweight exposure detracted from returns, as CCC’s were the best performers during the reporting period.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund initiated positions in offshore oil & gas driller Transocean, auto parts manufacturer Tenneco and auto dealer Asbury Automotive. During the same period, we closed out the Fund’s positions in food service provider Aramark Services, minerals producer Compass Minerals and energy company EQT. EQT was upgraded to investment grade during the reporting period.
How did the Fund’s sector weightings change during the reporting period?
There were no material changes to the Fund’s sector weightings during the reporting period. On the margin, we slightly increased the Fund’s exposure to the automotive, health care and capital goods sectors, while slightly trimming exposure to the telecom, energy and services sectors.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2023, relative to the Index, the Fund held overweight exposure to the health care, energy and materials sectors, and underweight exposure to the media, services and capital goods sectors.

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity. This measure ignores future cash flow fluctuations due to embedded optionality.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
9

Portfolio of Investments October 31, 2023†^
	Principal Amount	Value
Long-Term Bonds 94.8%
Convertible Bonds 1.7%
Energy-Alternate Sources 0.3%
NextEra Energy Partners LP
2.50%, due 6/15/26 (a)	$ 5,000,000	$ 4,335,000
Investment Companies 0.1%
Ares Capital Corp.
4.625%, due 3/1/24	1,500,000	1,507,500
Media 1.2%
Cable One, Inc.
(zero coupon), due 3/15/26	4,125,000	3,384,562
DISH Network Corp.
2.375%, due 3/15/24	19,650,000	18,864,000
		22,248,562
Oil & Gas 0.1%
Gulfport Energy Operating Corp.
10.00% (10.00% Cash or 15.00% PIK), due 12/29/49 (b)(c)	269,000	2,347,913
Total Convertible Bonds (Cost $28,942,872)		30,438,975
Corporate Bonds 75.9%
Advertising 0.6%
Lamar Media Corp.
3.75%, due 2/15/28	5,500,000	4,871,471
4.875%, due 1/15/29	3,000,000	2,750,580
Outfront Media Capital LLC
6.25%, due 6/15/25 (a)	4,000,000	3,944,880
		11,566,931
Aerospace & Defense 2.2%
F-Brasile SpA
Series XR
7.375%, due 8/15/26 (a)	3,400,000	3,158,620
TransDigm, Inc.
5.50%, due 11/15/27	6,790,000	6,321,181
6.25%, due 3/15/26 (a)	12,685,000	12,386,390
6.75%, due 8/15/28 (a)	9,960,000	9,670,994
7.50%, due 3/15/27	10,000,000	9,987,759
		41,524,944
Airlines 0.6%
American Airlines, Inc.
5.50%, due 4/20/26 (a)	1,250,000	1,215,561
	Principal Amount	Value

Airlines (continued)
Delta Air Lines, Inc.
4.50%, due 10/20/25 (a)	$ 1,334,000	$ 1,296,616
7.00%, due 5/1/25 (a)	4,375,000	4,393,660
7.375%, due 1/15/26	1,500,000	1,514,925
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (a)	1,462,500	1,444,771
Spirit Loyalty Cayman Ltd.
8.00%, due 9/20/25 (a)	2,000,000	1,475,000
		11,340,533
Auto Manufacturers 2.6%
Ford Motor Credit Co. LLC
2.30%, due 2/10/25	5,000,000	4,721,548
3.37%, due 11/17/23	6,000,000	5,991,926
3.375%, due 11/13/25	1,000,000	933,203
3.664%, due 9/8/24	1,150,000	1,119,425
4.134%, due 8/4/25	1,000,000	953,136
4.389%, due 1/8/26	3,000,000	2,843,706
5.125%, due 6/16/25	2,000,000	1,946,027
5.584%, due 3/18/24	840,000	836,155
6.80%, due 5/12/28	2,010,000	2,004,256
6.95%, due 3/6/26	5,000,000	5,008,631
6.95%, due 6/10/26	1,500,000	1,503,750
7.35%, due 11/4/27	2,000,000	2,024,346
JB Poindexter & Co., Inc.
7.125%, due 4/15/26 (a)	17,031,000	16,239,252
PM General Purchaser LLC
9.50%, due 10/1/28 (a)	1,930,000	1,814,200
		47,939,561
Auto Parts & Equipment 2.4%
Adient Global Holdings Ltd. (a)
4.875%, due 8/15/26	4,000,000	3,725,262
7.00%, due 4/15/28	650,000	639,795
IHO Verwaltungs GmbH (a)(c)
4.75% (4.75% Cash or 5.50% PIK), due 9/15/26	10,660,000	9,906,658
6.00% (6.00% Cash or 6.75% PIK), due 5/15/27	19,680,000	18,312,437
Tenneco, Inc.
8.00%, due 11/17/28 (a)	4,750,000	3,811,875
ZF North America Capital, Inc.
6.875%, due 4/14/28 (a)	8,350,000	8,091,551
		44,487,578
Building Materials 0.5%
James Hardie International Finance DAC
5.00%, due 1/15/28 (a)	3,750,000	3,461,256

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay MacKay Short Duration High Yield Fund

	Principal Amount	Value
Corporate Bonds (continued)
Building Materials (continued)
Summit Materials LLC (a)
5.25%, due 1/15/29	$ 1,000,000	$ 905,470
6.50%, due 3/15/27	5,705,000	5,548,098
		9,914,824
Chemicals 2.3%
ASP Unifrax Holdings, Inc.
5.25%, due 9/30/28 (a)	2,400,000	1,621,073
Avient Corp.
5.75%, due 5/15/25 (a)	8,600,000	8,427,109
GPD Cos., Inc.
10.125%, due 4/1/26 (a)	8,900,000	8,015,632
NOVA Chemicals Corp. (a)
4.875%, due 6/1/24	3,150,000	3,095,580
5.25%, due 6/1/27	6,125,000	5,173,571
Olympus Water US Holding Corp. (a)
7.125%, due 10/1/27	2,356,000	2,169,211
9.75%, due 11/15/28	6,800,000	6,641,567
SCIH Salt Holdings, Inc.
4.875%, due 5/1/28 (a)	1,500,000	1,295,066
SCIL IV LLC
5.375%, due 11/1/26 (a)	6,500,000	5,765,669
		42,204,478
Coal 0.1%
Coronado Finance Pty. Ltd.
10.75%, due 5/15/26 (a)	2,486,000	2,569,449
Commercial Services 2.0%
Alta Equipment Group, Inc.
5.625%, due 4/15/26 (a)	5,000,000	4,472,820
Gartner, Inc.
4.50%, due 7/1/28 (a)	5,500,000	4,948,451
Graham Holdings Co.
5.75%, due 6/1/26 (a)	9,400,000	9,047,500
Herc Holdings, Inc.
5.50%, due 7/15/27 (a)	2,000,000	1,879,962
Korn Ferry
4.625%, due 12/15/27 (a)	1,750,000	1,591,746
Service Corp. International
7.50%, due 4/1/27	3,150,000	3,167,738
United Rentals North America, Inc.
3.875%, due 11/15/27	875,000	803,152
4.875%, due 1/15/28	1,450,000	1,345,277
	Principal Amount	Value

Commercial Services (continued)
Williams Scotsman, Inc. (a)
4.625%, due 8/15/28	$ 1,500,000	$ 1,332,563
6.125%, due 6/15/25	8,219,000	8,075,582
		36,664,791
Cosmetics & Personal Care 0.5%
Edgewell Personal Care Co.
5.50%, due 6/1/28 (a)	10,810,000	9,865,909
Distribution & Wholesale 0.4%
G-III Apparel Group Ltd.
7.875%, due 8/15/25 (a)	4,765,000	4,721,412
Ritchie Bros Holdings, Inc.
6.75%, due 3/15/28 (a)	2,500,000	2,449,945
		7,171,357
Diversified Financial Services 1.5%
AG TTMT Escrow Issuer LLC
8.625%, due 9/30/27 (a)	7,950,000	7,986,053
Credit Acceptance Corp.
5.125%, due 12/31/24 (a)	6,555,000	6,337,409
Enact Holdings, Inc.
6.50%, due 8/15/25 (a)	7,200,000	7,072,273
Jefferies Finance LLC
5.00%, due 8/15/28 (a)	2,110,000	1,683,962
LPL Holdings, Inc.
4.625%, due 11/15/27 (a)	1,350,000	1,234,504
StoneX Group, Inc.
8.625%, due 6/15/25 (a)	3,500,000	3,508,750
		27,822,951
Electric 1.4%
Clearway Energy Operating LLC
4.75%, due 3/15/28 (a)	6,000,000	5,355,888
DPL, Inc.
4.125%, due 7/1/25	3,650,000	3,434,823
NextEra Energy Operating Partners LP (a)
3.875%, due 10/15/26	3,500,000	3,182,267
4.25%, due 7/15/24	4,030,000	3,952,488
4.50%, due 9/15/27	4,200,000	3,760,658
NRG Energy, Inc.
6.625%, due 1/15/27	1,500,000	1,455,801
PG&E Corp.
5.00%, due 7/1/28	1,000,000	905,946
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Vistra Corp.
8.00% (5 Year Treasury Constant Maturity Rate + 6.93%), due 10/15/26 (a)(d)(e)	$ 4,100,000	$ 3,895,000
		25,942,871
Electrical Components & Equipment 0.4%
EnerSys
4.375%, due 12/15/27 (a)	750,000	664,172
WESCO Distribution, Inc.
7.125%, due 6/15/25 (a)	7,650,000	7,645,556
		8,309,728
Entertainment 4.0%
Affinity Interactive
6.875%, due 12/15/27 (a)	1,350,000	1,100,366
Churchill Downs, Inc. (a)
4.75%, due 1/15/28	6,395,000	5,726,883
5.50%, due 4/1/27	21,375,000	20,048,635
International Game Technology plc (a)
4.125%, due 4/15/26	9,950,000	9,362,850
6.25%, due 1/15/27	1,630,000	1,588,609
6.50%, due 2/15/25	963,000	956,570
Jacobs Entertainment, Inc.
6.75%, due 2/15/29 (a)	1,365,000	1,160,250
Light & Wonder International, Inc.
7.00%, due 5/15/28 (a)	6,010,000	5,858,478
Live Nation Entertainment, Inc. (a)
4.75%, due 10/15/27	4,150,000	3,792,312
6.50%, due 5/15/27	12,650,000	12,341,794
Merlin Entertainments Ltd.
5.75%, due 6/15/26 (a)	1,500,000	1,402,948
Vail Resorts, Inc.
6.25%, due 5/15/25 (a)	10,582,000	10,516,709
		73,856,404
Food 0.6%
B&G Foods, Inc.
5.25%, due 4/1/25	1,754,000	1,683,602
8.00%, due 9/15/28 (a)	2,325,000	2,265,693
Land O'Lakes Capital Trust I
7.45%, due 3/15/28 (a)	2,605,000	2,396,600
Simmons Foods, Inc.
4.625%, due 3/1/29 (a)	1,895,000	1,539,346
United Natural Foods, Inc.
6.75%, due 10/15/28 (a)	5,000,000	3,934,400
		11,819,641
	Principal Amount	Value

Forest Products & Paper 0.8%
Mercer International, Inc.
5.50%, due 1/15/26	$ 8,000,000	$ 7,440,000
12.875%, due 10/1/28 (a)	6,325,000	6,387,586
Smurfit Kappa Treasury Funding DAC
7.50%, due 11/20/25	1,000,000	1,017,453
		14,845,039
Hand & Machine Tools 0.5%
Regal Rexnord Corp. (a)
6.05%, due 2/15/26	2,875,000	2,827,864
6.05%, due 4/15/28	3,720,000	3,558,526
Werner FinCo. LP
11.50%, due 6/15/28 (a)	3,000,000	3,029,190
		9,415,580
Healthcare-Products 1.0%
Bausch & Lomb Escrow Corp.
8.375%, due 10/1/28 (a)	6,720,000	6,674,640
Hologic, Inc.
4.625%, due 2/1/28 (a)	5,800,000	5,274,531
Teleflex, Inc.
4.25%, due 6/1/28 (a)	2,000,000	1,765,002
4.625%, due 11/15/27	1,000,000	915,000
Varex Imaging Corp.
7.875%, due 10/15/27 (a)	4,700,000	4,606,654
		19,235,827
Healthcare-Services 3.8%
Acadia Healthcare Co., Inc.
5.50%, due 7/1/28 (a)	4,630,000	4,274,376
Catalent Pharma Solutions, Inc.
5.00%, due 7/15/27 (a)	5,216,000	4,654,498
Encompass Health Corp.
4.50%, due 2/1/28	5,600,000	5,048,568
5.75%, due 9/15/25	4,335,000	4,214,092
HCA, Inc.
5.375%, due 2/1/25	13,100,000	12,960,995
5.875%, due 2/15/26	2,000,000	1,982,403
7.50%, due 12/15/23	10,000,000	10,015,472
7.58%, due 9/15/25	5,623,000	5,750,715
8.36%, due 4/15/24	10,000,000	10,077,959
IQVIA, Inc. (a)
5.00%, due 10/15/26	5,515,000	5,257,545
5.70%, due 5/15/28	3,000,000	2,880,000
ModivCare, Inc.
5.875%, due 11/15/25 (a)	4,000,000	3,780,000
		70,896,623

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay Short Duration High Yield Fund

	Principal Amount	Value
Corporate Bonds (continued)
Holding Companies-Diversified 1.3%
Benteler International AG
10.50%, due 5/15/28 (a)	$ 10,540,000	$ 10,616,243
Stena International SA
6.125%, due 2/1/25 (a)	13,250,000	12,985,000
		23,601,243
Home Builders 1.1%
Adams Homes, Inc.
7.50%, due 2/15/25 (a)	2,234,000	2,186,504
Century Communities, Inc.
6.75%, due 6/1/27	5,000,000	4,826,789
Installed Building Products, Inc.
5.75%, due 2/1/28 (a)	4,000,000	3,608,757
Meritage Homes Corp.
5.125%, due 6/6/27	1,500,000	1,417,500
6.00%, due 6/1/25	624,000	611,820
STL Holding Co. LLC
7.50%, due 2/15/26 (a)	1,645,000	1,538,075
Winnebago Industries, Inc.
6.25%, due 7/15/28 (a)	6,475,000	6,088,637
		20,278,082
Household Products & Wares 0.3%
Central Garden & Pet Co.
5.125%, due 2/1/28	6,500,000	6,001,958
Housewares 0.2%
Newell Brands, Inc.
4.875%, due 6/1/25	1,750,000	1,679,252
Scotts Miracle-Gro Co. (The)
5.25%, due 12/15/26	1,650,000	1,530,375
		3,209,627
Insurance 0.5%
MGIC Investment Corp.
5.25%, due 8/15/28	2,000,000	1,838,351
NMI Holdings, Inc.
7.375%, due 6/1/25 (a)	6,485,000	6,491,708
		8,330,059
Internet 1.8%
Cars.com, Inc.
6.375%, due 11/1/28 (a)	3,500,000	3,115,000
Gen Digital, Inc. (a)
5.00%, due 4/15/25	7,175,000	6,946,404
6.75%, due 9/30/27	2,000,000	1,946,782
	Principal Amount	Value

Internet (continued)
Go Daddy Operating Co. LLC
5.25%, due 12/1/27 (a)	$ 4,500,000	$ 4,217,095
Match Group Holdings II LLC
5.00%, due 12/15/27 (a)	1,500,000	1,383,502
Netflix, Inc.
5.75%, due 3/1/24	4,980,000	4,970,040
5.875%, due 2/15/25	665,000	664,895
Uber Technologies, Inc. (a)
6.25%, due 1/15/28	665,000	640,063
7.50%, due 5/15/25	6,345,000	6,352,875
7.50%, due 9/15/27	3,500,000	3,508,792
		33,745,448
Investment Companies 0.6%
Icahn Enterprises LP
4.75%, due 9/15/24	12,500,000	11,988,698
Iron & Steel 1.5%
Allegheny Ludlum LLC
6.95%, due 12/15/25	2,430,000	2,417,789
Big River Steel LLC
6.625%, due 1/31/29 (a)	8,260,000	8,159,063
Mineral Resources Ltd. (a)
8.00%, due 11/1/27	2,300,000	2,222,467
8.125%, due 5/1/27	11,400,000	11,090,497
9.25%, due 10/1/28	4,740,000	4,740,000
		28,629,816
Leisure Time 2.4%
Carnival Corp. (a)
4.00%, due 8/1/28	5,600,000	4,870,991
5.75%, due 3/1/27	10,560,000	9,428,622
7.625%, due 3/1/26	9,660,000	9,393,313
Carnival Holdings Bermuda Ltd.
10.375%, due 5/1/28 (a)	14,310,000	15,257,525
Lindblad Expeditions LLC
6.75%, due 2/15/27 (a)	975,000	888,547
Royal Caribbean Cruises Ltd.
9.25%, due 1/15/29 (a)	4,125,000	4,305,836
		44,144,834
Lodging 1.6%
Boyd Gaming Corp.
4.75%, due 12/1/27	13,350,000	12,148,435
Genting New York LLC
3.30%, due 2/15/26 (a)	1,000,000	892,390
Hilton Domestic Operating Co., Inc. (a)
5.375%, due 5/1/25	5,590,000	5,495,260
5.75%, due 5/1/28	2,000,000	1,916,170
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Lodging (continued)
Hilton Worldwide Finance LLC
4.875%, due 4/1/27	$ 2,690,000	$ 2,537,026
Marriott International, Inc.
Series Z
4.15%, due 12/1/23	1,500,000	1,497,780
Series EE
5.75%, due 5/1/25	932,000	929,102
Station Casinos LLC
4.50%, due 2/15/28 (a)	5,000,000	4,318,130
		29,734,293
Machinery—Construction & Mining 0.2%
Vertiv Group Corp.
4.125%, due 11/15/28 (a)	4,025,000	3,517,869
Machinery-Diversified 0.8%
Briggs & Stratton Corp. Escrow Claim Shares
6.875%, due 12/15/20 (f)(g)(h)	3,425,000	—
Maxim Crane Works Holdings Capital LLC
11.50%, due 9/1/28 (a)	2,000,000	1,951,800
TK Elevator U.S. Newco, Inc.
5.25%, due 7/15/27 (a)	14,163,000	12,894,664
		14,846,464
Media 3.8%
Block Communications, Inc.
4.875%, due 3/1/28 (a)	1,500,000	1,231,665
CCO Holdings LLC (a)
5.00%, due 2/1/28	16,645,000	14,946,165
5.125%, due 5/1/27	1,500,000	1,381,045
5.50%, due 5/1/26	13,485,000	12,860,065
CSC Holdings LLC
5.25%, due 6/1/24	9,250,000	8,648,963
11.25%, due 5/15/28 (a)	4,020,000	3,834,335
DIRECTV Financing LLC
5.875%, due 8/15/27 (a)	9,250,000	8,105,174
LCPR Senior Secured Financing DAC
6.75%, due 10/15/27 (a)	13,025,000	11,787,625
Scripps Escrow II, Inc.
3.875%, due 1/15/29 (a)	1,670,000	1,267,730
Sterling Entertainment Enterprises LLC
10.25%, due 1/15/25 (b)(f)(h)	3,000,000	2,707,200
	Principal Amount	Value

Media (continued)
Videotron Ltd.
5.125%, due 4/15/27 (a)	$ 3,500,000	$ 3,257,450
		70,027,417
Metal Fabricate & Hardware 0.1%
Advanced Drainage Systems, Inc.
5.00%, due 9/30/27 (a)	1,500,000	1,398,750
Mining 1.0%
Century Aluminum Co.
7.50%, due 4/1/28 (a)	8,115,000	7,657,009
First Quantum Minerals Ltd. (a)
6.875%, due 10/15/27	2,500,000	2,129,314
7.50%, due 4/1/25	3,300,000	3,095,034
IAMGOLD Corp.
5.75%, due 10/15/28 (a)	5,816,000	4,581,438
Novelis Corp.
3.25%, due 11/15/26 (a)	1,500,000	1,335,213
		18,798,008
Miscellaneous—Manufacturing 1.9%
Amsted Industries, Inc.
5.625%, due 7/1/27 (a)	6,550,000	6,027,218
Calderys Financing LLC
11.25%, due 6/1/28 (a)	2,500,000	2,521,875
EnPro Industries, Inc.
5.75%, due 10/15/26	7,000,000	6,631,012
Gates Global LLC
6.25%, due 1/15/26 (a)	4,635,000	4,539,519
Hillenbrand, Inc.
5.00%, due 9/15/26 (i)	6,080,000	5,831,085
5.75%, due 6/15/25	3,515,000	3,444,466
LSB Industries, Inc.
6.25%, due 10/15/28 (a)	3,000,000	2,661,335
Trinity Industries, Inc.
7.75%, due 7/15/28 (a)	2,825,000	2,789,688
		34,446,198
Oil & Gas 6.1%
Ascent Resources Utica Holdings LLC (a)
7.00%, due 11/1/26	3,900,000	3,766,186
9.00%, due 11/1/27	1,556,000	1,964,450
California Resources Corp.
7.125%, due 2/1/26 (a)	4,520,000	4,536,950
Chevron USA, Inc.
3.90%, due 11/15/24	4,550,000	4,470,485
Chord Energy Corp.
6.375%, due 6/1/26 (a)	3,280,000	3,220,107

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay Short Duration High Yield Fund

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Civitas Resources, Inc.
5.00%, due 10/15/26 (a)	$ 1,500,000	$ 1,403,499
Encino Acquisition Partners Holdings LLC
8.50%, due 5/1/28 (a)	6,925,000	6,751,875
Gulfport Energy Corp.
8.00%, due 5/17/26	88,094	87,943
8.00%, due 5/17/26 (a)	4,510,560	4,502,802
Gulfport Energy Operating Corp. Escrow Claim Shares (f)(g)
6.00%, due 10/15/24	2,245,000	—
6.625%, due 5/1/23	4,452,000	—
Hess Corp.
3.50%, due 7/15/24	910,000	893,442
Matador Resources Co.
5.875%, due 9/15/26	9,120,000	8,787,976
Occidental Petroleum Corp.
5.50%, due 12/1/25	2,000,000	1,973,962
5.55%, due 3/15/26	1,000,000	986,570
5.875%, due 9/1/25	3,160,000	3,149,035
Parkland Corp.
5.875%, due 7/15/27 (a)	9,115,000	8,727,196
PDC Energy, Inc.
5.75%, due 5/15/26	2,775,000	2,763,206
Permian Resources Operating LLC (a)
5.375%, due 1/15/26	6,100,000	5,856,500
7.75%, due 2/15/26	3,000,000	2,997,308
Range Resources Corp.
4.875%, due 5/15/25	3,900,000	3,792,750
Southwestern Energy Co.
5.70%, due 1/23/25 (i)	2,199,000	2,172,532
Talos Production, Inc.
12.00%, due 1/15/26	11,410,000	11,855,161
Transocean Aquila Ltd.
8.00%, due 9/30/28 (a)	5,200,000	5,123,872
Transocean Poseidon Ltd.
6.875%, due 2/1/27 (a)	6,000,000	5,880,000
Transocean Titan Financing Ltd.
8.375%, due 2/1/28 (a)	7,445,000	7,475,152
Viper Energy Partners LP
5.375%, due 11/1/27 (a)	1,500,000	1,421,625
Vital Energy, Inc.
10.125%, due 1/15/28	7,410,000	7,429,530
		111,990,114
	Principal Amount	Value

Oil & Gas Services 0.7%
Bristow Group, Inc.
6.875%, due 3/1/28 (a)	$ 5,000,000	$ 4,631,250
Nine Energy Service, Inc.
13.00%, due 2/1/28	4,500,000	3,982,500
Oceaneering International, Inc.
6.00%, due 2/1/28 (a)	3,000,000	2,752,500
Weatherford International Ltd.
6.50%, due 9/15/28 (a)	832,000	836,287
		12,202,537
Packaging & Containers 0.4%
Cascades USA, Inc.
5.125%, due 1/15/26 (a)	4,831,000	4,585,225
Owens-Brockway Glass Container, Inc.
6.625%, due 5/13/27 (a)	1,750,000	1,662,500
Sealed Air Corp.
6.125%, due 2/1/28 (a)	935,000	889,951
		7,137,676
Pharmaceuticals 1.5%
1375209 BC Ltd.
9.00%, due 1/30/28 (a)	3,600,000	3,489,789
Bausch Health Cos., Inc.
11.00%, due 9/30/28 (a)	5,000,000	3,050,000
Endo DAC
5.875%, due 10/15/24 (a)(g)(j)	13,150,000	8,810,500
Prestige Brands, Inc.
5.125%, due 1/15/28 (a)	12,755,000	11,759,727
		27,110,016
Pipelines 6.2%
Antero Midstream Partners LP
5.75%, due 3/1/27 (a)	7,690,000	7,349,892
EnLink Midstream LLC
5.625%, due 1/15/28 (a)	3,700,000	3,488,823
EQM Midstream Partners LP
4.125%, due 12/1/26	675,000	626,150
6.00%, due 7/1/25 (a)	2,195,000	2,146,563
FTAI Infra Escrow Holdings LLC
10.50%, due 6/1/27 (a)	7,110,000	6,910,646
Genesis Energy LP
6.25%, due 5/15/26	4,500,000	4,288,684
6.50%, due 10/1/25	4,140,000	4,044,544
8.00%, due 1/15/27	9,300,000	8,930,342
Hess Midstream Operations LP
5.625%, due 2/15/26 (a)	7,224,000	6,996,004
Holly Energy Partners LP
6.375%, due 4/15/27 (a)	3,538,000	3,425,095
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
New Fortress Energy, Inc. (a)
6.50%, due 9/30/26	$ 4,000,000	$ 3,582,787
6.75%, due 9/15/25	1,000,000	927,734
NuStar Logistics LP
5.75%, due 10/1/25	1,500,000	1,451,680
6.00%, due 6/1/26	875,000	844,253
Plains All American Pipeline LP
Series B
9.736% (3 Month SOFR + 4.372%), due 11/15/71 (d)(e)	18,663,000	17,537,867
Rockies Express Pipeline LLC
3.60%, due 5/15/25 (a)	3,805,000	3,600,614
Summit Midstream Holdings LLC
9.00%, due 10/15/26 (a)(i)	7,810,000	7,497,600
Tallgrass Energy Partners LP (a)
5.50%, due 1/15/28	1,000,000	876,050
6.00%, due 3/1/27	5,000,000	4,574,478
7.50%, due 10/1/25	835,000	822,601
TransMontaigne Partners LP
6.125%, due 2/15/26	4,600,000	3,921,500
Venture Global LNG, Inc. (a)
8.125%, due 6/1/28	13,240,000	12,853,671
9.50%, due 2/1/29	3,335,000	3,388,160
Western Midstream Operating LP
4.65%, due 7/1/26	4,315,000	4,125,587
		114,211,325
Real Estate 0.7%
Newmark Group, Inc.
6.125%, due 11/15/23	12,225,000	12,194,438
Real Estate Investment Trusts 3.3%
GLP Capital LP
5.25%, due 6/1/25	2,500,000	2,438,486
5.375%, due 4/15/26	700,000	670,881
MPT Operating Partnership LP
5.00%, due 10/15/27	9,440,000	7,288,119
5.25%, due 8/1/26	8,700,000	7,490,814
RHP Hotel Properties LP
4.75%, due 10/15/27	7,905,000	7,182,483
7.25%, due 7/15/28 (a)	2,220,000	2,151,976
SBA Communications Corp.
3.875%, due 2/15/27	2,000,000	1,821,390
VICI Properties LP (a)
3.50%, due 2/15/25	9,615,000	9,170,524
	Principal Amount	Value

Real Estate Investment Trusts (continued)
VICI Properties LP (a) (continued)
4.625%, due 6/15/25	$ 2,985,000	$ 2,867,033
5.625%, due 5/1/24	19,681,000	19,546,063
		60,627,769
Retail 3.5%
1011778 B.C. Unlimited Liability Co.
3.875%, due 1/15/28 (a)	11,500,000	10,267,171
Asbury Automotive Group, Inc.
4.50%, due 3/1/28	9,410,000	8,337,825
CEC Entertainment LLC
6.75%, due 5/1/26 (a)	2,830,000	2,643,024
Dave & Buster's, Inc.
7.625%, due 11/1/25 (a)	2,160,000	2,143,800
Group 1 Automotive, Inc.
4.00%, due 8/15/28 (a)	1,000,000	860,747
Ken Garff Automotive LLC
4.875%, due 9/15/28 (a)	5,900,000	4,989,657
KFC Holding Co.
4.75%, due 6/1/27 (a)	9,157,000	8,653,823
Murphy Oil USA, Inc.
5.625%, due 5/1/27	3,820,000	3,692,297
NMG Holding Co., Inc.
7.125%, due 4/1/26 (a)	19,328,000	18,079,684
Patrick Industries, Inc.
7.50%, due 10/15/27 (a)	3,292,000	3,135,630
PetSmart, Inc.
4.75%, due 2/15/28 (a)	1,800,000	1,592,782
		64,396,440
Software 2.6%
ACI Worldwide, Inc.
5.75%, due 8/15/26 (a)	2,500,000	2,393,158
Camelot Finance SA
4.50%, due 11/1/26 (a)	16,420,000	15,178,472
Open Text Corp. (a)
3.875%, due 2/15/28	2,000,000	1,738,150
6.90%, due 12/1/27	2,850,000	2,835,878
PTC, Inc. (a)
3.625%, due 2/15/25	10,320,000	9,948,146
4.00%, due 2/15/28	4,600,000	4,078,717
SS&C Technologies, Inc.
5.50%, due 9/30/27 (a)	8,600,000	8,069,141
Veritas US, Inc.
7.50%, due 9/1/25 (a)	4,740,000	3,880,271
		48,121,933

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay Short Duration High Yield Fund

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications 2.5%
Connect Finco SARL
6.75%, due 10/1/26 (a)	$ 7,170,000	$ 6,686,284
Frontier Communications Holdings LLC (a)
5.00%, due 5/1/28	2,500,000	2,158,476
5.875%, due 10/15/27	4,235,000	3,860,915
Sprint LLC
7.625%, due 2/15/25	1,400,000	1,419,923
T-Mobile USA, Inc.
2.25%, due 2/15/26	24,000,000	22,076,539
4.75%, due 2/1/28	7,555,000	7,187,559
5.375%, due 4/15/27	570,000	560,721
Viasat, Inc.
5.625%, due 9/15/25 (a)	1,525,000	1,416,710
		45,367,127
Toys, Games & Hobbies 0.5%
Mattel, Inc. (a)
3.375%, due 4/1/26	5,469,000	5,051,562
5.875%, due 12/15/27	4,265,000	4,088,918
		9,140,480
Transportation 0.6%
RXO, Inc.
7.50%, due 11/15/27 (a)	1,500,000	1,499,595
Watco Cos. LLC
6.50%, due 6/15/27 (a)	9,520,000	8,870,016
		10,369,611
Total Corporate Bonds (Cost $1,459,518,749)		1,402,963,249
Loan Assignments 17.2%
Aerospace & Defense 0.2%
SkyMiles IP Ltd.
Initial Term Loan
9.166% (3 Month SOFR + 3.75%), due 10/20/27 (d)	3,600,000	3,679,877
Automobile 0.4%
Dealer Tire Financial LLC
Term Loan B2
9.824% (1 Month SOFR + 4.50%), due 12/14/27 (d)	3,473,750	3,469,408
	Principal Amount	Value

Automobile (continued)
Tenneco, Inc.
First Lien Term Loan B 10.476% - 10.49%
(3 Month SOFR + 5.00%), due 11/17/28 (d)	$ 3,850,000	$ 3,194,899
		6,664,307
Banking 0.1%
Jane Street Group LLC
Dollar Term Loan
8.189% (1 Month SOFR + 2.75%), due 1/26/28 (d)	2,449,622	2,441,458
Beverage, Food & Tobacco 0.3%
B&G Foods, Inc.
Tranche Term Loan B4
7.827% (1 Month SOFR + 2.50%), due 10/10/26 (d)	2,708,205	2,644,730
United Natural Foods, Inc.
Initial Term Loan
8.689% (1 Month SOFR + 3.25%), due 10/22/25 (d)	3,666,877	3,650,453
		6,295,183
Capital Equipment 0.1%
DexKo Global, Inc.
First Lien 2023 Incremental Term Loan
9.64% (3 Month SOFR + 4.25%), due 10/4/28 (d)	2,500,000	2,408,595
Cargo Transport 0.3%
Forward Air Corp.-Cov-Lite
Senior Secured Term Loan B
TBD, due 9/20/30	5,600,000	5,404,000
Chemicals 0.2%
ASP Unifrax Holdings, Inc.
First Lien USD Term Loan
9.29% (3 Month SOFR + 3.75%), due 12/12/25 (d)	3,948,293	3,674,731
Chemicals, Plastics & Rubber 1.6%
Innophos Holdings, Inc.
Initial Term Loan
8.689% (1 Month SOFR + 3.25%), due 2/5/27 (d)	8,123,767	8,024,250
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Loan Assignments (continued)
Chemicals, Plastics & Rubber (continued)
Jazz Pharmaceuticals plc
Initial Dollar Term Loan
8.939% (1 Month SOFR + 3.50%), due 5/5/28 (d)	$ 16,425,449	$ 16,418,600
SCIH Salt Holdings, Inc.
First Lien Incremental Term Loan B1
9.439% (1 Month SOFR + 4.00%), due 3/16/27 (d)	5,934,108	5,845,096
		30,287,946
Electronics 0.9%
Camelot U.S. Acquisition LLC (d)
Initial Term Loan
8.439% (1 Month SOFR + 3.00%), due 10/30/26	7,636,624	7,622,986
Amendment No. 2 Incremental Term Loan
8.439% (1 Month SOFR + 3.00%), due 10/30/26	4,353,176	4,344,626
WEX, Inc.
Term Loan B
7.689% (1 Month SOFR + 2.25%), due 3/31/28 (d)	4,957,727	4,952,219
		16,919,831
Energy (Electricity) 0.6%
Talen Energy Supply LLC (d)
Initial Term Loan B
9.876% (3 Month SOFR + 4.50%), due 5/17/30	6,599,888	6,590,265
Initial Term Loan C
9.876% (3 Month SOFR + 4.50%), due 5/17/30	4,028,571	4,022,698
		10,612,963
Entertainment 0.3%
ECL Entertainment LLC
Term Loan B
10.14% (3 Month SOFR + 4.75%), due 9/3/30 (d)	2,500,000	2,489,582
NAI Entertainment Holdings LLC
Tranche Term Loan B
8.449% (1 Month SOFR + 3.00%), due 5/8/25 (d)	2,927,979	2,814,520
		5,304,102
	Principal Amount	Value

Finance 1.1%
Mativ Holdings, Inc.
Term Loan B
9.189% (1 Month SOFR + 3.75%), due 4/20/28 (d)	$ 3,274,625	$ 3,217,319
Mileage Plus Holdings LLC
Initial Term Loan
10.798% (3 Month SOFR + 5.25%), due 6/21/27 (d)	1,875,000	1,928,906
Osaic Holdings, Inc.
Term Loan B2
9.824% (1 Month SOFR + 4.50%), due 8/17/28 (d)	2,400,000	2,388,000
RealTruck Group, Inc. (d)
Initial Term Loan
9.189% (1 Month SOFR + 3.75%), due 1/31/28	8,724,249	8,292,129
Second Amendment Incremental Term Loan
10.463% (1 Month SOFR + 5.00%), due 1/31/28	5,000,000	4,281,730
		20,108,084
Healthcare & Pharmaceuticals 0.3%
Bausch & Lomb Corp.
First Incremental Term Loan
9.324% (1 Month SOFR + 4.00%), due 9/29/28 (d)	2,700,000	2,608,875
Owens & Minor, Inc.
Term Loan B1 9.174% - 9.24%
(1 Month SOFR + 3.75%, 3 Month SOFR + 3.75%), due 3/29/29 (d)	3,320,750	3,316,599
		5,925,474
Healthcare, Education & Childcare 1.3%
LifePoint Health, Inc.
2023 Refinancing Term Loan
11.168% (3 Month SOFR + 5.50%), due 11/16/28 (d)	16,000,000	15,872,000
Organon & Co.
Dollar Term Loan
8.45% (1 Month SOFR + 3.00%), due 6/2/28 (d)	7,627,500	7,589,362
		23,461,362
High Tech Industries 0.6%
Central Parent LLC
First Lien 2023 Refinancing Term Loan
9.406% (3 Month SOFR + 4.00%), due 7/6/29 (d)	1,989,975	1,977,311

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay Short Duration High Yield Fund

	Principal Amount	Value
Loan Assignments (continued)
High Tech Industries (continued)
Open Text Corp.
2023 Replacement Term Loan
8.174% (1 Month SOFR + 2.75%), due 1/31/30 (d)	$ 9,861,532	$ 9,856,246
		11,833,557
Hotels, Motels, Inns & Gaming 0.3%
Four Seasons Holdings, Inc.
First Lien 2023 Repricing Term Loan
7.924% (1 Month SOFR + 2.50%), due 11/30/29 (d)	5,288,857	5,285,917
Insurance 0.5%
USI, Inc.
2022 Incremental Term Loan
9.14% (3 Month SOFR + 3.75%), due 11/22/29 (d)	9,609,661	9,587,135
Leisure, Amusement, Motion Pictures & Entertainment 0.3%
Carnival Corp.
Initial Advance Term Loan
8.336% (1 Month SOFR + 3.00%), due 8/9/27 (d)	5,586,000	5,474,280
NASCAR Holdings LLC
Initial Term Loan
7.939% (1 Month SOFR + 2.50%), due 10/19/26 (d)	973,968	975,592
		6,449,872
Manufacturing 0.8%
Adient U.S. LLC
Term Loan B1
8.689% (1 Month SOFR + 3.25%), due 4/10/28 (d)	6,032,500	6,024,959
Chart Industries, Inc.
Amendment No. 5 Term Loan
8.665% (1 Month SOFR + 3.25%), due 3/15/30 (d)	5,970,005	5,947,618
Summit Materials LLC
Term Loan B1
8.571% (6 Month SOFR + 3.00%), due 12/14/27 (d)	1,985,000	1,990,582
		13,963,159
	Principal Amount	Value

Media 1.6%
Block Communications, Inc.
Term Loan
7.902% (3 Month SOFR + 2.25%), due 2/25/27 (d)	$ 11,338,750	$ 10,979,686
DIRECTV Financing LLC
Closing Date Term Loan
10.439% (1 Month SOFR + 5.00%), due 8/2/27 (d)	13,299,734	12,918,550
Lamar Media Corp.
Term Loan B
6.927% (1 Month SOFR + 1.50%), due 2/5/27 (d)	5,000,000	4,941,665
		28,839,901
Mining, Steel, Iron & Non-Precious Metals 0.2%
Gates Global LLC
Initial Dollar Term Loan B3
7.924% (1 Month SOFR + 2.50%), due 3/31/27 (d)	2,969,466	2,961,733
Oil & Gas 1.3%
Brazos Delaware II LLC
Initial Term Loan
9.085% (1 Month SOFR + 3.75%), due 2/11/30 (d)	2,873,000	2,860,431
GIP III Stetson I LP
Term Loan
TBD, due 10/5/28	4,500,000	4,464,846
GIP Pilot Acquisition Partners LP
Initial Term Loan
8.388% (3 Month SOFR + 3.00%), due 10/4/30 (d)	5,150,000	5,137,125
New Fortress Energy, Inc.
Initial Term Loan
10.39% (1 Month SOFR + 5.00%), due 10/30/28 (d)	4,700,000	4,324,000
PetroQuest Energy LLC (b)(f)
Term Loan
15.00% (12.07% PIK), due 11/8/23 (c)	4,180,339	3,218,861
2020 Term Loan
15.00% (15.00% PIK) (1 Month LIBOR + 6.50%), due 9/19/26 (c)(d)	272,109	272,109
Term Loan
15.00% (1 Month LIBOR + 6.50%), due 1/1/28 (d)	354,265	354,265
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Loan Assignments (continued)
Oil & Gas (continued)
TransMontaigne Operating Co. LP
Tranche Term Loan B 8.939% - 8.941%
(1 Month SOFR + 3.50%), due 11/17/28 (d)	$ 2,947,500	$ 2,909,274
		23,540,911
Personal, Food & Miscellaneous Services 0.5%
1011778 B.C. Unlimited Liability Co.
Term Loan B5
7.574% (1 Month SOFR + 2.25%), due 9/23/30 (d)	3,500,000	3,472,000
KFC Holding Co.
2021 Term Loan B
7.199% (1 Month SOFR + 1.75%), due 3/15/28 (d)	2,572,236	2,566,608
WW International, Inc.
Initial Term Loan
8.939% (1 Month SOFR + 3.50%), due 4/13/28 (d)	5,043,625	3,587,278
		9,625,886
Retail 1.5%
Great Outdoors Group LLC
Term Loan B2
9.402% (3 Month SOFR + 3.75%), due 3/6/28 (d)	27,199,613	26,944,617
Services: Business 0.4%
Dun & Bradstreet Corp. (The)
Refinancing Term Loan
8.176% (1 Month SOFR + 2.75%), due 2/6/26 (d)	2,792,619	2,788,628
GIP II Blue Holding LP
Initial Term Loan
9.939% (1 Month SOFR + 4.50%), due 9/29/28 (d)	5,168,853	5,166,429
		7,955,057
Software 0.4%
Cloud Software Group, Inc.
First Lien Dollar Term Loan B
9.99% (3 Month SOFR + 4.50%), due 3/30/29 (d)	7,903,473	7,497,432
	Principal Amount	Value

Telecommunications 0.5%
Connect Finco SARL
Amendement No.1 Refinancing Term Loan
8.824% (1 Month SOFR + 3.50%), due 12/11/26 (d)	$ 8,588,500	$ 8,363,052
Utilities 0.6%
Constellation Renewables LLC
Term Loan
8.184% (3 Month SOFR + 2.50%), due 12/15/27 (d)	2,609,840	2,595,702
PG&E Corp.
Term Loan
8.439% (1 Month SOFR + 3.00%), due 6/23/25 (d)	9,157,045	9,134,153
		11,729,855
Total Loan Assignments (Cost $319,532,814)		317,765,997
Total Long-Term Bonds (Cost $1,807,994,435)		1,751,168,221

	Shares

Common Stocks 0.6%
Electrical Equipment 0.0% ‡
Energy Technologies, Inc. (b)(f)(k)	2,021	683,098
Energy Equipment & Services 0.0% ‡
Nine Energy Service, Inc. (k)	22,500	79,200
Independent Power and Renewable Electricity Producers 0.1%
GenOn Energy, Inc. (h)	20,915	1,599,998
Oil, Gas & Consumable Fuels 0.5%
Gulfport Energy Corp. (k)	69,290	8,564,937
PetroQuest Energy, Inc. (b)(f)(k)	11,867	—
Talos Energy, Inc. (k)	71,517	1,108,513
		9,673,450
Total Common Stocks (Cost $10,940,316)		12,035,746

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay Short Duration High Yield Fund

	Shares	Value
Preferred Stock 0.2%
Electrical Equipment 0.2%
Energy Technologies Ltd. (b)(f)(k)	4,501	$ 3,488,275
Total Preferred Stock (Cost $4,295,471)		3,488,275
Total Investments (Cost $1,823,230,222)	95.6%	1,766,692,242
Other Assets, Less Liabilities	4.4	80,673,208
Net Assets	100.0%	$ 1,847,365,450

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Illiquid security—As of October 31, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $13,071,721, which represented 0.7% of the Fund’s net assets. (Unaudited)
(c)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(d)	Floating rate—Rate shown was the rate in effect as of October 31, 2023.
(e)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(g)	Issue in non-accrual status.
(h)	Restricted security. (See Note 5)
(i)	Step coupon—Rate shown was the rate in effect as of October 31, 2023.
(j)	Issue in default.
(k)	Non-income producing security.
Abbreviation(s):
LIBOR—London Interbank Offered Rate
SOFR—Secured Overnight Financing Rate
TBD—To Be Determined
USD—United States Dollar
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments October 31, 2023†^ (continued)
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds	$ —	$ 30,438,975	$ —	$ 30,438,975
Corporate Bonds	—	1,400,256,049	2,707,200	1,402,963,249
Loan Assignments	—	313,920,762	3,845,235	317,765,997
Total Long-Term Bonds	—	1,744,615,786	6,552,435	1,751,168,221
Common Stocks	9,752,650	1,599,998	683,098	12,035,746
Preferred Stock	—	—	3,488,275	3,488,275
Total Investments in Securities	$ 9,752,650	$ 1,746,215,784	$ 10,723,808	$ 1,766,692,242

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay Short Duration High Yield Fund

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in securities, at value (identified cost $1,823,230,222)	$1,766,692,242
Cash	71,270,363
Receivables:
Interest	26,377,106
Investment securities sold	16,965,042
Fund shares sold	6,912,640
Other assets	430,619
Total assets	1,888,648,012
Liabilities
Payables:
Investment securities purchased	34,262,012
Fund shares redeemed	4,512,508
Manager (See Note 3)	906,980
Transfer agent (See Note 3)	374,977
NYLIFE Distributors (See Note 3)	96,038
Professional fees	25,433
Custodian	14,920
Shareholder communication	10,535
Accrued expenses	730
Distributions payable	1,078,429
Total liabilities	41,282,562
Net assets	$1,847,365,450
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 201,240
Additional paid-in-capital	1,980,937,295
1,981,138,535
Total distributable earnings (loss)	(133,773,085)
Net assets	$1,847,365,450
Class A
Net assets applicable to outstanding shares	$ 327,715,989
Shares of beneficial interest outstanding	35,703,795
Net asset value per share outstanding	$ 9.18
Maximum sales charge (3.00% of offering price)	0.28
Maximum offering price per share outstanding	$ 9.46
Investor Class
Net assets applicable to outstanding shares	$ 5,299,214
Shares of beneficial interest outstanding	577,274
Net asset value per share outstanding	$ 9.18
Maximum sales charge (2.50% of offering price)	0.24
Maximum offering price per share outstanding	$ 9.42
Class C
Net assets applicable to outstanding shares	$ 29,903,055
Shares of beneficial interest outstanding	3,258,786
Net asset value and offering price per share outstanding	$ 9.18
Class I
Net assets applicable to outstanding shares	$1,483,472,888
Shares of beneficial interest outstanding	161,594,287
Net asset value and offering price per share outstanding	$ 9.18
Class R2
Net assets applicable to outstanding shares	$ 754,793
Shares of beneficial interest outstanding	82,275
Net asset value and offering price per share outstanding	$ 9.17
Class R3
Net assets applicable to outstanding shares	$ 219,511
Shares of beneficial interest outstanding	23,918
Net asset value and offering price per share outstanding	$ 9.18

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Statement of Operations for the year ended October 31, 2023
Investment Income (Loss)
Income
Interest	$109,414,607
Dividends	548,726
Total income	109,963,333
Expenses
Manager (See Note 3)	10,902,096
Transfer agent (See Note 3)	2,117,862
Distribution/Service—Class A (See Note 3)	784,223
Distribution/Service—Investor Class (See Note 3)	13,574
Distribution/Service—Class C (See Note 3)	275,272
Distribution/Service—Class R2 (See Note 3)	1,428
Distribution/Service—Class R3 (See Note 3)	1,050
Professional fees	186,058
Registration	156,532
Shareholder communication	72,202
Trustees	42,254
Custodian	41,172
Shareholder service (See Note 3)	781
Miscellaneous	49,177
Total expenses before waiver/reimbursement	14,643,681
Expense waiver/reimbursement from Manager (See Note 3)	(490,517)
Reimbursement from prior custodian(a)	(2,986)
Net expenses	14,150,178
Net investment income (loss)	95,813,155
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	(17,516,270)
Net change in unrealized appreciation (depreciation) on investments	27,342,387
Net realized and unrealized gain (loss)	9,826,117
Net increase (decrease) in net assets resulting from operations	$105,639,272

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay Short Duration High Yield Fund

Statements of Changes in Net Assets
for the years ended October 31, 2023 and October 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 95,813,155	$ 58,572,893
Net realized gain (loss)	(17,516,270)	1,650,212
Net change in unrealized appreciation (depreciation)	27,342,387	(114,848,772)
Net increase (decrease) in net assets resulting from operations	105,639,272	(54,625,667)
Distributions to shareholders:
Class A	(17,419,336)	(12,418,690)
Investor Class	(294,090)	(224,189)
Class C	(1,298,778)	(955,093)
Class I	(77,891,562)	(46,971,570)
Class R2	(32,277)	(19,878)
Class R3	(10,945)	(6,002)
Total distributions to shareholders	(96,946,988)	(60,595,422)
Capital share transactions:
Net proceeds from sales of shares	1,113,612,550	809,391,209
Net asset value of shares issued to shareholders in reinvestment of distributions	86,836,188	53,702,017
Cost of shares redeemed	(729,398,889)	(873,263,765)
Increase (decrease) in net assets derived from capital share transactions	471,049,849	(10,170,539)
Net increase (decrease) in net assets	479,742,133	(125,391,628)
Net Assets
Beginning of year	1,367,623,317	1,493,014,945
End of year	$1,847,365,450	$1,367,623,317
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 9.09	$ 9.83	$ 9.45	$ 9.84	$ 9.76
Net investment income (loss)	0.51(a)	0.37(a)	0.37(a)	0.42	0.44
Net realized and unrealized gain (loss)	0.09	(0.73)	0.42	(0.37)	0.08
Total from investment operations	0.60	(0.36)	0.79	0.05	0.52
Less distributions:
From net investment income	(0.51)	(0.38)	(0.41)	(0.44)	(0.44)
Return of capital	—	—	(0.00)‡	—	—
Total distributions	(0.51)	(0.38)	(0.41)	(0.44)	(0.44)
Net asset value at end of year	$ 9.18	$ 9.09	$ 9.83	$ 9.45	$ 9.84
Total investment return (b)	6.72%	(3.66)%	8.40%	0.65%	5.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.52%	3.92%	3.78%	4.46%	4.48%
Net expenses (c)	1.02%	1.02%	1.01%	1.02%	1.04%
Expenses (before waiver/reimbursement) (c)	1.06%	1.02%	1.01%	1.02%	1.04%
Portfolio turnover rate	22%	30%	47%	64%	32%
Net assets at end of year (in 000’s)	$ 327,716	$ 300,909	$ 303,646	$ 252,753	$ 237,475

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 9.09	$ 9.83	$ 9.46	$ 9.84	$ 9.76
Net investment income (loss)	0.50(a)	0.36(a)	0.37(a)	0.42	0.43
Net realized and unrealized gain (loss)	0.09	(0.72)	0.40	(0.36)	0.08
Total from investment operations	0.59	(0.36)	0.77	0.06	0.51
Less distributions:
From net investment income	(0.50)	(0.38)	(0.40)	(0.44)	(0.43)
Return of capital	—	—	(0.00)‡	—	—
Total distributions	(0.50)	(0.38)	(0.40)	(0.44)	(0.43)
Net asset value at end of year	$ 9.18	$ 9.09	$ 9.83	$ 9.46	$ 9.84
Total investment return (b)	6.63%	(3.73)%	8.18%	0.67%	5.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.43%	3.82%	3.72%	4.38%	4.40%
Net expenses (c)	1.11%	1.10%	1.10%	1.11%	1.11%
Expenses (before waiver/reimbursement) (c)	1.11%	1.10%	1.10%	1.11%	1.11%
Portfolio turnover rate	22%	30%	47%	64%	32%
Net assets at end of year (in 000's)	$ 5,299	$ 5,400	$ 5,780	$ 6,278	$ 7,156

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay Short Duration High Yield Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class C	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 9.09	$ 9.83	$ 9.45	$ 9.84	$ 9.76
Net investment income (loss)	0.43(a)	0.29(a)	0.29(a)	0.34	0.36
Net realized and unrealized gain (loss)	0.09	(0.72)	0.41	(0.37)	0.08
Total from investment operations	0.52	(0.43)	0.70	(0.03)	0.44
Less distributions:
From net investment income	(0.43)	(0.31)	(0.32)	(0.36)	(0.36)
Return of capital	—	—	(0.00)‡	—	—
Total distributions	(0.43)	(0.31)	(0.32)	(0.36)	(0.36)
Net asset value at end of year	$ 9.18	$ 9.09	$ 9.83	$ 9.45	$ 9.84
Total investment return (b)	5.84%	(4.46)%	7.48%	(0.19)%	4.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.68%	3.05%	2.98%	3.64%	3.65%
Net expenses (c)	1.86%	1.85%	1.85%	1.86%	1.86%
Expenses (before waiver/reimbursement) (c)	1.86%	1.85%	1.85%	1.86%	1.86%
Portfolio turnover rate	22%	30%	47%	64%	32%
Net assets at end of year (in 000’s)	$ 29,903	$ 25,772	$ 35,636	$ 40,948	$ 48,550

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 9.09	$ 9.84	$ 9.46	$ 9.84	$ 9.76
Net investment income (loss)	0.54(a)	0.39(a)	0.40(a)	0.45	0.46
Net realized and unrealized gain (loss)	0.08	(0.73)	0.41	(0.36)	0.08
Total from investment operations	0.62	(0.34)	0.81	0.09	0.54
Less distributions:
From net investment income	(0.53)	(0.41)	(0.43)	(0.47)	(0.46)
Return of capital	—	—	(0.00)‡	—	—
Total distributions	(0.53)	(0.41)	(0.43)	(0.47)	(0.46)
Net asset value at end of year	$ 9.18	$ 9.09	$ 9.84	$ 9.46	$ 9.84
Total investment return (b)	6.98%	(3.52)%	8.66%	1.01%	5.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.78%	4.14%	4.05%	4.72%	4.73%
Net expenses (c)	0.78%	0.77%	0.76%	0.77%	0.79%
Expenses (before waiver/reimbursement) (c)	0.81%	0.77%	0.76%	0.77%	0.79%
Portfolio turnover rate	22%	30%	47%	64%	32%
Net assets at end of year (in 000’s)	$ 1,483,473	$ 1,034,873	$ 1,147,287	$ 1,101,084	$ 1,268,856

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R2	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 9.09	$ 9.83	$ 9.45	$ 9.84	$ 9.76
Net investment income (loss)	0.50(a)	0.36(a)	0.36(a)	0.41	0.40
Net realized and unrealized gain (loss)	0.08	(0.72)	0.41	(0.37)	0.11
Total from investment operations	0.58	(0.36)	0.77	0.04	0.51
Less distributions:
From net investment income	(0.50)	(0.38)	(0.39)	(0.43)	(0.43)
Return of capital	—	—	(0.00)‡	—	—
Total distributions	(0.50)	(0.38)	(0.39)	(0.43)	(0.43)
Net asset value at end of year	$ 9.17	$ 9.09	$ 9.83	$ 9.45	$ 9.84
Total investment return (b)	6.50%	(3.75)%	8.29%	0.55%	5.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.44%	3.82%	3.71%	4.36%	4.34%
Net expenses (c)	1.13%	1.12%	1.11%	1.12%	1.14%
Expenses (before waiver/reimbursement) (c)	1.16%	1.12%	1.11%	1.12%	1.14%
Portfolio turnover rate	22%	30%	47%	64%	32%
Net assets at end of year (in 000’s)	$ 755	$ 495	$ 508	$ 523	$ 538

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R3	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 9.09	$ 9.83	$ 9.46	$ 9.84	$ 9.76
Net investment income (loss)	0.48(a)	0.34(a)	0.34(a)	0.40	0.39
Net realized and unrealized gain (loss)	0.09	(0.73)	0.40	(0.37)	0.09
Total from investment operations	0.57	(0.39)	0.74	0.03	0.48
Less distributions:
From net investment income	(0.48)	(0.35)	(0.37)	(0.41)	(0.40)
Return of capital	—	—	(0.00)‡	—	—
Total distributions	(0.48)	(0.35)	(0.37)	(0.41)	(0.40)
Net asset value at end of year	$ 9.18	$ 9.09	$ 9.83	$ 9.46	$ 9.84
Total investment return (b)	6.35%	(3.99)%	7.89%	0.41%	5.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.16%	3.59%	3.45%	4.13%	4.12%
Net expenses (c)	1.38%	1.37%	1.36%	1.36%	1.39%
Expenses (before waiver/reimbursement) (c)	1.41%	1.37%	1.36%	1.36%	1.39%
Portfolio turnover rate	22%	30%	47%	64%	32%
Net assets at end of year (in 000’s)	$ 220	$ 174	$ 158	$ 154	$ 201

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay Short Duration High Yield Fund

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Short Duration High Yield Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	December 17, 2012
Investor Class	December 17, 2012
Class C	December 17, 2012
Class I	December 17, 2012
Class R2*	December 17, 2012
Class R3*	February 29, 2016

*	As of October 31, 2023, Class R2 and Class R3 shares are closed to new investors and, upon the close of business on December 29, 2023, Class R2 and Class R3 shares are closed to additional investments by existing shareholders. Additionally, Class R2 and Class R3 shares will be liquidated on or about February 28, 2024 (the "Liquidation Date"). It is expected that the Fund will distribute to remaining shareholders invested in Class R2 or Class R3 shares, on or promptly after the Liquidation Date, a liquidating distribution in cash or cash equivalents equal to the net asset value of such shares.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective April 15, 2019, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from August 1, 2017 through April 14, 2019, a CDSC of 1.00% may be imposed on certain redemptions (for investments of $500,000 which paid no initial sales charge) of such shares within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge and a 1.00% CDSC may be imposed on certain redemptions of such shares made within 18 months of the date of purchase of Class C shares. Investments in Class C shares are subject to a purchase maximum of $250,000. Class I, Class R2 and Class R3 shares are offered at NAV without a sales charge. Class R6 shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under a distribution plan pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
At a meeting held on September 25-26, 2023, the Board of Trustees (the “Board”) of the Trust, after careful consideration of a number of factors and upon the recommendation of the Fund's investment adviser, New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), approved a proposal to liquidate Class R2 and Class R3 shares of the Fund on or about February 28, 2024, pursuant to the terms of a plan of liquidation.
The Fund's investment objective is to seek high current income. Capital appreciation is a secondary objective.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated New York Life Investments as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and

29

Notes to Financial Statements (continued)
procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted

30	MainStay MacKay Short Duration High Yield Fund

from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy. As of October 31, 2023, securities that were fair valued in such a manner are shown in the Portfolio of Investments.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2023 were fair valued utilizing significant unobservable inputs obtained from the pricing service.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Fund's procedures described above. The liquidity of the Fund's investments was determined as of October 31, 2023, and can change at any time. Illiquid investments as of October 31, 2023, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the
31

Notes to Financial Statements (continued)
Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method. Income from payment-in-kind securities is accreted daily based on the effective interest method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank, the Secured Overnight Financing Rate ("SOFR") or an alternative reference rate.
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2023, the Fund did not hold any unfunded commitments.
(H) Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund primarily invests in high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
The loans in which the Fund invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as “junk bonds”) and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be particularly susceptible to liquidity and valuation risks.
Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Fund’s NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time

32	MainStay MacKay Short Duration High Yield Fund

and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
(I) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that have relied or continue to rely on LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority ("FCA"), which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. In connection with supervisory guidance from U.S. regulators, certain U.S. regulated entities have generally ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on Secured Overnight Financing Rate ("SOFR") (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Certain of the Fund's investments may involve individual tough legacy contracts which may be subject to the Adjustable Interest Rate (LIBOR) Act or synthetic LIBOR and no assurances can be given that these measures will have had the intended effects. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. Any such effects of the transition process, including unforeseen effects, could result in losses to the Fund.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.65% of the Fund's average daily net assets.
33

Notes to Financial Statements (continued)
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.02%; Investor Class, 1.13%; Class C, 1.88%; Class I, 0.78%; Class R2, 1.13% and Class R3, 1.38%. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2023, New York Life Investments earned fees from the Fund in the amount of $10,902,096 and waived fees and/or reimbursed certain class specific expenses in the amount of $490,517 and paid the Subadvisor fees in the amount of $5,205,790.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the
Class R3 shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the year ended October 31, 2023, shareholder service fees incurred by the Fund were as follows:

Class R2	$571
Class R3	210
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2023, were $23,695 and $508, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the year ended October 31, 2023, of $24,649 and $7,380, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2023, transfer agent expenses incurred by the Fund

34	MainStay MacKay Short Duration High Yield Fund

and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 388,176	$—
Investor Class	9,538	—
Class C	48,272	—
Class I	1,670,890	—
Class R2	726	—
Class R3	260	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class A	$6,012,519	1.8%
Class I	5,929,839	0.4
Class R2	36,956	4.9
Class R3	34,027	15.5
Note 4-Federal Income Tax
As of October 31, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,825,985,073	$11,881,590	$(71,174,421)	$(59,292,831)
As of October 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,735,737	$(75,137,122)	$(1,078,869)	$(59,292,831)	$(133,773,085)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to distributions payable.
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $75,137,122, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$22,986	$52,151
During the years ended October 31, 2023 and October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$96,946,988	$60,595,422
Note 5–Restricted Securities
Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.
35

Notes to Financial Statements (continued)
As of October 31, 2023, restricted securities held by the Fund were as follows:
Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	10/31/23 Value	Percent of Net Assets
Briggs & Stratton Corp. Escrow Claim Shares
Corporate Bond 6.875%, due 12/15/20	2/26/21	$ 3,425,000	$ 3,724,482	$ —	0.0%
GenOn Energy, Inc.
Common Stock	12/14/18	20,915	2,342,005	1,599,998	0.1
Sterling Entertainment Enterprises LLC
Corporate Bond 10.25%, due 1/15/25	12/28/17	$ 3,000,000	2,989,837	2,707,200	0.1
Total			$ 9,056,324	$ 4,307,198	0.2%

Note 6–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 7–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple SOFR + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 8–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 9–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2023, purchases and sales of securities, other than short-term securities, were $825,426 and $345,710, respectively.
Note 10–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2023 and October 31, 2022, were as follows:
Class A	Shares	Amount
Year ended October 31, 2023:
Shares sold	11,152,609	$ 103,171,985
Shares issued to shareholders in reinvestment of distributions	1,700,212	15,715,196
Shares redeemed	(10,382,531)	(95,962,463)
Net increase (decrease) in shares outstanding before conversion	2,470,290	22,924,718
Shares converted into Class A (See Note 1)	141,358	1,307,397
Shares converted from Class A (See Note 1)	(11,736)	(108,177)
Net increase (decrease)	2,599,912	$ 24,123,938
Year ended October 31, 2022:
Shares sold	10,759,390	$ 102,085,502
Shares issued to shareholders in reinvestment of distributions	1,197,905	11,220,427
Shares redeemed	(9,890,216)	(93,600,874)
Net increase (decrease) in shares outstanding before conversion	2,067,079	19,705,055
Shares converted into Class A (See Note 1)	204,711	1,935,164
Shares converted from Class A (See Note 1)	(47,057)	(443,280)
Net increase (decrease)	2,224,733	$ 21,196,939

36	MainStay MacKay Short Duration High Yield Fund

Investor Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	67,150	$ 621,181
Shares issued to shareholders in reinvestment of distributions	30,998	286,556
Shares redeemed	(96,228)	(889,274)
Net increase (decrease) in shares outstanding before conversion	1,920	18,463
Shares converted into Investor Class (See Note 1)	26,620	246,344
Shares converted from Investor Class (See Note 1)	(45,322)	(418,984)
Net increase (decrease)	(16,782)	$ (154,177)
Year ended October 31, 2022:
Shares sold	158,271	$ 1,508,923
Shares issued to shareholders in reinvestment of distributions	23,312	218,463
Shares redeemed	(91,983)	(868,082)
Net increase (decrease) in shares outstanding before conversion	89,600	859,304
Shares converted into Investor Class (See Note 1)	31,348	295,183
Shares converted from Investor Class (See Note 1)	(114,600)	(1,084,877)
Net increase (decrease)	6,348	$ 69,610

Class C	Shares	Amount
Year ended October 31, 2023:
Shares sold	1,475,489	$ 13,628,109
Shares issued to shareholders in reinvestment of distributions	119,409	1,103,667
Shares redeemed	(1,058,198)	(9,773,443)
Net increase (decrease) in shares outstanding before conversion	536,700	4,958,333
Shares converted from Class C (See Note 1)	(113,708)	(1,051,200)
Net increase (decrease)	422,992	$ 3,907,133
Year ended October 31, 2022:
Shares sold	484,002	$ 4,528,538
Shares issued to shareholders in reinvestment of distributions	84,579	793,895
Shares redeemed	(1,240,110)	(11,709,219)
Net increase (decrease) in shares outstanding before conversion	(671,529)	(6,386,786)
Shares converted from Class C (See Note 1)	(117,521)	(1,109,859)
Net increase (decrease)	(789,050)	$ (7,496,645)

Class I	Shares	Amount
Year ended October 31, 2023:
Shares sold	107,578,702	$ 995,906,069
Shares issued to shareholders in reinvestment of distributions	7,535,877	69,688,085
Shares redeemed	(67,346,456)	(622,749,207)
Net increase (decrease) in shares outstanding before conversion	47,768,123	442,844,947
Shares converted into Class I (See Note 1)	11,944	110,187
Shares converted from Class I (See Note 1)	(9,206)	(85,567)
Net increase (decrease)	47,770,861	$ 442,869,567
Year ended October 31, 2022:
Shares sold	74,265,593	$ 701,221,844
Shares issued to shareholders in reinvestment of distributions	4,416,935	41,443,426
Shares redeemed	(81,546,049)	(767,067,867)
Net increase (decrease) in shares outstanding before conversion	(2,863,521)	(24,402,597)
Shares converted into Class I (See Note 1)	46,364	437,491
Shares converted from Class I (See Note 1)	(3,295)	(29,822)
Net increase (decrease)	(2,820,452)	$ (23,994,928)

Class R2	Shares	Amount
Year ended October 31, 2023:
Shares sold	26,857	$ 250,837
Shares issued to shareholders in reinvestment of distributions	3,492	32,277
Shares redeemed	(2,509)	(23,182)
Net increase (decrease)	27,840	$ 259,932
Year ended October 31, 2022:
Shares sold	2,492	$ 23,414
Shares issued to shareholders in reinvestment of distributions	2,123	19,878
Shares redeemed	(1,892)	(17,723)
Net increase (decrease)	2,723	$ 25,569

Class R3	Shares	Amount
Year ended October 31, 2023:
Shares sold	3,737	$ 34,369
Shares issued to shareholders in reinvestment of distributions	1,126	10,407
Shares redeemed	(142)	(1,320)
Net increase (decrease)	4,721	$ 43,456
Year ended October 31, 2022:
Shares sold	2,515	$ 22,988
Shares issued to shareholders in reinvestment of distributions	633	5,928
Net increase (decrease)	3,148	$ 28,916
Note 11–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions
37

Notes to Financial Statements (continued)
around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
38	MainStay MacKay Short Duration High Yield Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay Short Duration High Yield Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with custodians, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 22, 2023
39

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For the fiscal year ended October 31, 2023, the Fund designated approximately $331,558 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2023 should be multiplied by 0.34% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2024, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2023. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2023.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
40	MainStay MacKay Short Duration High Yield Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
41

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
42	MainStay MacKay Short Duration High Yield Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
43

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
44	MainStay MacKay Short Duration High Yield Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5013766MS139-23	MSSHY11-12/23
(NYLIM) NL232

MainStay MacKay Total Return Bond Fund

Message from the President and Annual Report
October 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Volatile economic and geopolitical forces drove market behavior during the 12-month reporting period ended October 31, 2023. While equity markets generally gained ground, bond prices trended broadly lower.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation and interest rate trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 7.1% in November 2022, and to 3.2% in October 2023. At the same time, the Fed increased the benchmark federal funds rate from 3.75%–4.00% at the beginning of the reporting period to 5.25%–5.50% as of October 31, 2023. As the pace of rate increases slowed during the period, investors hoped for an early shift to a looser monetary policy. However, comments from Fed members late in the period reinforced the central bank’s hawkish stance in response to surprisingly robust U.S. economic growth and rising wage pressures, thus increasing the likelihood that interest rates would stay higher for longer. International developed markets exhibited similar dynamics of elevated inflation and rising interest rates.
Despite the backdrop of high interest rates—along with political dysfunction in Washington D.C. and intensifying global geopolitical instability—equity markets managed to advance, supported by healthy consumer spending trends and persistent domestic economic growth. The S&P 500® Index, a widely regarded benchmark of large-cap U.S. market performance, gained ground, bolstered by the strong performance of energy stocks amid surging petroleum prices and mega-cap, growth-oriented, technology-related shares, which rose as investors flocked to companies creating the infrastructure for developments in artificial intelligence. Smaller-cap stocks and value-oriented shares produced milder returns. Among industry sectors, energy and information technology posted the strongest gains. Real estate declined most sharply under pressure from rising mortgage rates and weak levels of office occupancy. Developed international markets outperformed U.S. markets, with Europe benefiting during the first half of the period from unexpected economic resilience in the face of rising energy prices and the ongoing war in Ukraine. Emerging markets posted positive results but lagged developed markets, largely due to slow economic growth in China despite the relaxation of pandemic-era lockdowns.
Bond prices were driven lower by rising yields and increasing expectations of high interest rates for an extended period of time. The U.S. yield curve steepened, with the 30-year Treasury yield exceeding 5% for the first time in more than a decade. The yield curve remained inverted, with the 10-year Treasury yield ending the period at 4.88%, compared with 5.07% for the 2-year Treasury yield. Corporate bonds outperformed long-term Treasury bonds, but still trended lower under pressure from rising yields and an uptick in default rates. Among corporates, lower-credit-quality instruments performed slightly better than their higher-credit-quality counterparts, while floating rate securities performed better still.
In the face of today’s uncertain market environment, New York Life Investments remains dedicated to providing the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges.  For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2023
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 4.50% Initial Sales Charge	With sales charges	1/2/2004	-3.07%	-0.99%	0.27%	0.81%
		Excluding sales charges		1.50	-0.08	0.73	0.81
Investor Class Shares[2]	Maximum 4.00% Initial Sales Charge	With sales charges	2/28/2008	-2.85	-1.21	0.13	1.07
		Excluding sales charges		1.20	-0.30	0.59	1.07
Class B Shares[3]	Maximum 5.00% CDSC	With sales charges	1/2/2004	-4.43	-1.41	-0.16	1.82
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		0.44	-1.06	-0.16	1.82
Class C Shares	Maximum 1.00% CDSC	With sales charges	1/2/2004	-0.42	-1.03	-0.15	1.82
	if Redeemed Within One Year of Purchase	Excluding sales charges		0.56	-1.03	-0.15	1.82
Class I Shares	No Sales Charge		1/2/1991	1.88	0.21	1.04	0.56
Class R1 Shares[4]	No Sales Charge		6/29/2012	1.65	0.08	0.93	0.65
Class R2 Shares[4]	No Sales Charge		6/29/2012	1.39	-0.15	0.67	0.91
Class R3 Shares[4]	No Sales Charge		2/29/2016	1.15	-0.41	0.21	1.15
Class R6 Shares	No Sales Charge		12/29/2014	1.89	0.25	0.74	0.52
SIMPLE Class Shares	No Sales Charge		8/31/2020	1.21	N/A	-5.82	1.21

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 4.50%, which is reflected in the applicable average annual total return figures shown.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders and will be converted into Class A or Investor Class shares based on shareholder eligibility on or about February 28, 2024.
4.	As of October 31, 2023, Class R1, Class R2 and Class R3 shares are closed to new investors and, upon the close of business on December 29, 2023, Class R1, Class R2 and Class R3 shares are closed to additional investments by existing shareholders. Additionally, Class R1, Class R2 and Class R3 shares will be liquidated on or about February 28, 2024 (the "Liquidation Date"). It is expected that the Fund will distribute to remaining shareholders invested in Class R1, Class R2 or Class R3 shares, on or promptly after the Liquidation Date, a liquidating distribution in cash or cash equivalents equal to the net asset value of such shares.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Bloomberg U.S. Aggregate Bond Index[1]	0.36%	-0.06%	0.88%
Morningstar Intermediate Core-Plus Bond Category Average[2]	0.92	0.07	1.01

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.
2.	The Morningstar Intermediate Core-Plus Bond Category Average is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, but generally have greater flexibility than core offerings to hold non-core sectors such as corporate high yield, bank loan, emerging-markets debt, and non-U.S. currency exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay Total Return Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Total Return Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$940.30	$4.11	$1,020.97	$4.28	0.84%
Investor Class Shares	$1,000.00	$938.30	$5.52	$1,019.51	$5.75	1.13%
Class B Shares	$1,000.00	$934.50	$9.17	$1,015.73	$9.55	1.88%
Class C Shares	$1,000.00	$935.70	$9.17	$1,015.73	$9.55	1.88%
Class I Shares	$1,000.00	$941.20	$2.20	$1,022.94	$2.29	0.45%
Class R1 Shares	$1,000.00	$941.10	$3.38	$1,021.73	$3.52	0.69%
Class R2 Shares	$1,000.00	$939.80	$4.64	$1,020.42	$4.84	0.95%
Class R3 Shares	$1,000.00	$938.70	$5.82	$1,019.21	$6.06	1.19%
Class R6 Shares	$1,000.00	$942.20	$2.20	$1,022.94	$2.29	0.45%
SIMPLE Class Shares	$1,000.00	$938.80	$4.94	$1,020.11	$5.14	1.01%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2023 (Unaudited)
‡ Less than one-tenth of a percent
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2023 (excluding short-term investments) (Unaudited)
1.	GNMA, (zero coupon)-9.674%, due 7/20/49–10/16/63
2.	UMBS Pool, 30 Year, 2.50%-6.50%, due 7/1/51–11/1/53
3.	FNMA, (zero coupon)-8.621%, due 11/25/41–7/25/54
4.	UMBS, 30 Year, 3.00%-6.50%, due 7/1/39–10/1/53
5.	FHLMC, (zero coupon)-4.50%, due 1/15/41–1/25/55
6.	Bank of America Corp., 2.087%-4.30%, due 1/28/25–2/13/31
7.	CF Hippolyta Issuer LLC, 1.53%-1.98%, due 7/15/60–3/15/61
8.	Connecticut Avenue Securities Trust, 8.421%-11.321%, due 10/25/41
9.	FHLMC STACR REMIC Trust, 7.821%-8.721%, due 1/25/42
10.	Hertz Vehicle Financing III LP, 2.12%-4.34%, due 12/27/27

8	MainStay MacKay Total Return Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Neil Moriarty III, Michael DePalma, Tom Musmanno and Lesya Paisley, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay Total Return Bond Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2023?
For the 12 months ended October 31, 2023, Class I shares of MainStay MacKay Total Return Bond Fund returned 1.88%, outperforming the 0.36% return of the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Index”). Over the same period, Class I shares also outperformed the 0.92% return of the Morningstar Intermediate Core-Plus Bond Category Average.1
Were there any changes to the Fund during the reporting period?
Effective May 9, 2023, Michael DePalma and Tom Musmanno were added as portfolio managers of the Fund, and Stephen R. Cianci was removed. Please see the supplement dated May 9, 2023, for more information.
What factors affected the Fund’s relative performance during the reporting period?
Relative to the Index, the Fund’s performance benefited from overweight exposure to securitized products, high-grade and high-yield corporates, and emerging-markets credit. Performance varied across the ratings spectrum, term structure and asset type. Generally speaking, longer-duration2assets underperformed shorter-duration assets, lower quality outperformed higher quality within the investment-grade segment of the market, and securitized assets outperformed unsecured credit. Conversely, the Fund’s underweight allocation to U.S. Treasury securities detracted from relative performance. The Fund’s relatively long duration profile during the reporting period also detracted slightly from relative returns.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
Although volatility was prevalent throughout the reporting period, there was no event that affected liquidity during the period. Total returns were impacted by U.S. Federal Reserve ("Fed") policy and a large move in Treasury yields.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
During the reporting period, the Fund used U.S. Treasury futures to hedge its duration. This position detracted from returns.
What was the Fund’s duration strategy during the reporting period?
As mentioned above, during the reporting period, the Fund maintained a longer duration than that of the Index. This position detracted from relative returns. As of the end of the reporting period, the Fund’s duration was 6.2 years versus 6.0 years for the Index.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the strongest positive contributions to the Fund’s relative outperformance came from securitized products, high-grade corporates, high-yield bonds and emerging market credit. (Contributions take weightings and total returns into account.)  Within the Fund’s corporate exposure, financials, utilities and midstream were among the most significant positive contributors relative performance. Conversely, an underweight to Treasury securities and residential mortgage-backed securities (“RMBS”) were among the most significant laggards.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund added exposure to Georgia Power, a fully regulated utility, because we saw attractive value on a risk-adjusted basis. Georgia Power benefits from stable and predictable cash flow generation and strong relationships with its regulators. Overall, we’ve been favoring utilities exposure in the Fund due to the defensive and predictable credit nature of these issuers and their ability to perform well, particularly in a recessionary scenario. The Fund also added a position in Charter Communications, based on attractive valuation. We consider Charter a core high-yield holding, as one of the largest cable and telecommunications providers in the United States, with solid fundamentals and relatively non-cyclical operations.
We sold the Fund’s position in Howmet Aerospace for relative value reasons as valuations became full. Although Howmet is a

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
9

strong high-yield credit rated BB+3 on an improving trajectory, in our opinion, the valuation already fully reflected any potential future improvement. At the time of sale, Howmet traded in line with, or better than, many low-BBB-rated4 investment-grade corporates. We also sold the Fund’s QVC holdings following a periodic credit review of the issuer. We concluded that, in light of worsening earnings trends, coupled with our cautious outlook on cyclical consumer spending, a stress event may materialize for the issuer in 2024, and likely in 2025.
From a sector positioning perspective, we increased the Fund’s mortgage-backed securities exposure and trimmed exposure to high-grade and high-yield corporate bonds.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, the Fund decreased its exposure to U.S. Treasury bonds and to high-grade and high-yield corporates. The Fund increased its exposure to agency mortgages and non-agency RMBS.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2023, relative to the Index, the Fund held overweight exposure to commercial mortgage-backed securities, asset-backed securities and RMBS. As of the same date, the Fund held underweight exposure to U.S. Treasury securities.
3.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
4.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay Total Return Bond Fund

Portfolio of Investments October 31, 2023†^
	Principal Amount	Value
Long-Term Bonds 98.2%
Asset-Backed Securities 12.6%
Automobile Asset-Backed Securities 6.8%
American Credit Acceptance Receivables Trust
Series 2022-1, Class D
2.46%, due 3/13/28 (a)	$ 2,265,000	$ 2,148,831
CPS Auto Receivables Trust
Series 2021-C, Class E
3.21%, due 9/15/28 (a)	1,535,000	1,421,296
Drive Auto Receivables Trust
Series 2021-2, Class D
1.39%, due 3/15/29	1,990,000	1,863,757
Exeter Automobile Receivables Trust
Series 2021-3A, Class D
1.55%, due 6/15/27	1,565,000	1,434,279
Series 2021-2A, Class E
2.90%, due 7/17/28 (a)	1,040,000	949,921
Series 2021-3A, Class E
3.04%, due 12/15/28 (a)	2,090,000	1,872,565
Flagship Credit Auto Trust (a)
Series 2020-1, Class E
3.52%, due 6/15/27	1,950,000	1,796,205
Series 2019-2, Class E
4.52%, due 12/15/26	1,910,000	1,844,965
Ford Credit Auto Owner Trust (a)
Series 2021-2, Class D
2.60%, due 5/15/34	230,000	198,323
Series 2023-2, Class B
5.92%, due 2/15/36	500,000	485,145
Series 2023-1, Class D
6.26%, due 8/15/35	755,000	721,828
GLS Auto Receivables Issuer Trust (a)
Series 2021-3A, Class C
1.11%, due 9/15/26	930,000	899,970
Series 2021-2A, Class E
2.87%, due 5/15/28	1,895,000	1,730,034
Series 2021-3A, Class E
3.20%, due 10/16/28	1,685,000	1,531,839
Series 2020-1A, Class D
3.68%, due 11/16/26	440,000	428,213
Hertz Vehicle Financing III LP (a)
Series 2021-2A, Class B
2.12%, due 12/27/27	1,215,000	1,064,148
Series 2021-2A, Class D
4.34%, due 12/27/27	2,910,000	2,520,818
Hertz Vehicle Financing LLC (a)
Series 2021-1A, Class B
1.56%, due 12/26/25	870,000	827,849
	Principal Amount	Value

Automobile Asset-Backed Securities (continued)
Hertz Vehicle Financing LLC (a) (continued)
Series 2021-1A, Class C
2.05%, due 12/26/25	$ 890,000	$ 846,739
		24,586,725
Other Asset-Backed Securities 5.8%
American Airlines Pass-Through Trust
Series 2019-1, Class AA
3.15%, due 2/15/32	1,093,692	911,442
Series 2016-2, Class A
3.65%, due 6/15/28	1,394,000	1,211,498
Series 2019-1, Class B
3.85%, due 2/15/28	849,283	738,492
British Airways Pass-Through Trust
Series 2021-1, Class A
2.90%, due 3/15/35 (a)	1,752,893	1,444,199
CF Hippolyta Issuer LLC (a)
Series 2021-1A, Class A1
1.53%, due 3/15/61	2,082,809	1,823,494
Series 2020-1, Class A1
1.69%, due 7/15/60	1,401,346	1,270,973
Series 2021-1A, Class B1
1.98%, due 3/15/61	2,012,125	1,728,908
CVS Pass-Through Trust
5.789%, due 1/10/26 (a)	18,153	17,879
DB Master Finance LLC
Series 2021-1A, Class A23
2.791%, due 11/20/51 (a)	938,287	708,580
JetBlue Pass-Through Trust
Series 2019-1, Class AA
2.75%, due 5/15/32	2,192,089	1,835,351
Mosaic Solar Loan Trust
Series 2021-2A, Class B
2.09%, due 4/22/47 (a)	1,043,397	750,054
Navient Private Education Refi Loan Trust
Series 2020-HA, Class B
2.78%, due 1/15/69 (a)	2,580,000	1,987,612
New Economy Assets Phase 1 Sponsor LLC (a)
Series 2021-1, Class A1
1.91%, due 10/20/61	2,500,000	2,137,855
Series 2021-1, Class B1
2.41%, due 10/20/61	1,345,000	1,120,711
Progress Residential Trust
Series 2021-SFR4, Class B
1.808%, due 5/17/38 (a)	1,215,000	1,074,389
Taco Bell Funding LLC
Series 2021-1A, Class A23
2.542%, due 8/25/51 (a)	977,587	734,364

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
United Airlines Pass-Through Trust
Series 2020-1, Class A
5.875%, due 10/15/27	$ 1,289,438	$ 1,269,504
		20,765,305
Total Asset-Backed Securities (Cost $50,031,590)		45,352,030
Corporate Bonds 32.7%
Agriculture 0.6%
Altria Group, Inc.
2.45%, due 2/4/32	1,850,000	1,350,028
4.80%, due 2/14/29	285,000	266,928
BAT Capital Corp.
3.734%, due 9/25/40	720,000	456,589
BAT International Finance plc
4.448%, due 3/16/28	65,000	59,890
		2,133,435
Airlines 1.6%
American Airlines, Inc. (a)
5.50%, due 4/20/26	1,204,167	1,170,990
5.75%, due 4/20/29	860,000	775,767
Delta Air Lines, Inc. (a)
4.50%, due 10/20/25	743,008	722,186
4.75%, due 10/20/28	1,855,000	1,743,666
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (a)	1,350,000	1,333,635
		5,746,244
Auto Manufacturers 2.5%
Ford Motor Credit Co. LLC
2.30%, due 2/10/25	755,000	712,954
4.125%, due 8/17/27	610,000	553,824
6.80%, due 5/12/28 (b)	700,000	698,000
6.95%, due 3/6/26	670,000	671,156
7.20%, due 6/10/30	555,000	554,622
General Motors Co.
5.60%, due 10/15/32	410,000	374,386
General Motors Financial Co., Inc.
2.70%, due 6/10/31	1,335,000	1,003,954
4.30%, due 4/6/29	940,000	835,240
Nissan Motor Acceptance Co. LLC (a)
1.125%, due 9/16/24	1,015,000	968,430
1.85%, due 9/16/26	2,670,000	2,311,271
	Principal Amount	Value

Auto Manufacturers (continued)
Volkswagen Group of America Finance LLC
4.60%, due 6/8/29 (a)(b)	$ 440,000	$ 404,455
		9,088,292
Banks 11.7%
Banco Santander SA
5.294%, due 8/18/27	1,400,000	1,335,955
Bank of America Corp.
2.087%, due 6/14/29 (c)	540,000	445,849
2.496%, due 2/13/31 (c)	755,000	595,090
3.593%, due 7/21/28 (c)	935,000	846,130
3.705%, due 4/24/28 (c)	830,000	758,196
4.25%, due 10/22/26	1,550,000	1,462,730
Series MM
4.30%, due 1/28/25 (c)(d)	910,000	817,657
Barclays plc (d)(e)
4.375% (5 Year Treasury Constant Maturity Rate + 3.41%), due 3/15/28	2,135,000	1,459,206
8.00% (5 Year Treasury Constant Maturity Rate + 5.431%), due 3/15/29	370,000	327,265
BNP Paribas SA (a)(d)(e)
4.625% (5 Year Treasury Constant Maturity Rate + 3.34%), due 2/25/31	1,825,000	1,265,589
7.75% (5 Year Treasury Constant Maturity Rate + 4.899%), due 8/16/29	440,000	407,956
BPCE SA (a)
5.125%, due 1/18/28	345,000	328,811
6.714%, due 10/19/29 (c)	410,000	404,220
Citigroup, Inc.
3.887%, due 1/10/28 (c)	1,234,000	1,144,015
Series Y
4.15% (5 Year Treasury Constant Maturity Rate + 3.00%), due 11/15/26 (d)(e)	765,000	595,640
5.30%, due 5/6/44	774,000	630,836
Citizens Bank NA
6.064%, due 10/24/25 (c)	860,000	822,393
Credit Agricole SA
4.75% (5 Year Treasury Constant Maturity Rate + 3.237%), due 3/23/29 (a)(d)(e)	1,780,000	1,317,568
Deutsche Bank AG
3.035%, due 5/28/32 (c)	890,000	662,967

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay Total Return Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Deutsche Bank AG (continued)
6.589% (SOFR + 1.219%), due 11/16/27 (e)	$ 1,515,000	$ 1,454,287
First Horizon Bank
5.75%, due 5/1/30	1,606,000	1,359,248
First Horizon Corp.
4.00%, due 5/26/25	2,115,000	1,967,373
Goldman Sachs Group, Inc. (The)
1.948%, due 10/21/27 (c)	1,305,000	1,144,505
1.992%, due 1/27/32 (c)	740,000	542,870
6.75%, due 10/1/37	770,000	752,188
HSBC Holdings plc
3.973%, due 5/22/30 (c)	800,000	691,185
Intesa Sanpaolo SpA
7.00%, due 11/21/25 (a)	435,000	436,845
JPMorgan Chase & Co. (c)
2.182%, due 6/1/28	1,030,000	895,373
4.005%, due 4/23/29	1,030,000	938,053
Series HH
4.60%, due 2/1/25 (d)	222,000	206,829
Lloyds Banking Group plc
4.582%, due 12/10/25	2,643,000	2,513,668
4.976% (1 Year Treasury Constant Maturity Rate + 2.30%), due 8/11/33 (e)	680,000	590,281
Macquarie Group Ltd.
2.871%, due 1/14/33 (a)(c)	1,770,000	1,308,076
Mizuho Financial Group, Inc.
3.261% (1 Year Treasury Constant Maturity Rate + 1.25%), due 5/22/30 (b)(e)	610,000	518,758
Morgan Stanley (c)
2.484%, due 9/16/36	2,195,000	1,552,775
2.511%, due 10/20/32	510,000	381,462
NatWest Group plc
3.073% (1 Year Treasury Constant Maturity Rate + 2.55%), due 5/22/28 (e)	1,985,000	1,755,830
Santander Holdings USA, Inc.
6.499%, due 3/9/29 (c)	630,000	609,320
Societe Generale SA (a)(d)(e)
4.75% (5 Year Treasury Constant Maturity Rate + 3.931%), due 5/26/26	395,000	316,696
5.375% (5 Year Treasury Constant Maturity Rate + 4.514%), due 11/18/30	1,515,000	1,086,567
	Principal Amount	Value

Banks (continued)
UBS Group AG (a)
3.091%, due 5/14/32 (c)	$ 1,070,000	$ 822,996
4.375% (5 Year Treasury Constant Maturity Rate + 3.313%), due 2/10/31 (d)(e)	1,520,000	1,055,266
4.751% (1 Year Treasury Constant Maturity Rate + 1.75%), due 5/12/28 (e)	340,000	319,418
Wells Fargo & Co. (c)
3.35%, due 3/2/33	700,000	551,157
3.526%, due 3/24/28	1,430,000	1,303,838
Wells Fargo Bank NA
5.85%, due 2/1/37	175,000	161,393
Westpac Banking Corp.
3.02% (5 Year Treasury Constant Maturity Rate + 1.53%), due 11/18/36 (e)	2,013,000	1,447,946
		42,312,276
Biotechnology 0.1%
Amgen, Inc.
5.75%, due 3/2/63	450,000	389,754
Chemicals 0.8%
Braskem Netherlands Finance BV
4.50%, due 1/10/28 (a)	1,135,000	957,649
Huntsman International LLC
4.50%, due 5/1/29	1,964,000	1,756,670
		2,714,319
Commercial Services 0.3%
Ashtead Capital, Inc.
4.00%, due 5/1/28 (a)	640,000	572,100
California Institute of Technology
3.65%, due 9/1/2119	772,000	446,471
		1,018,571
Computers 0.6%
Dell International LLC
3.375%, due 12/15/41	1,145,000	737,603
5.30%, due 10/1/29	765,000	729,784
8.10%, due 7/15/36	215,000	233,178
NCR Voyix Corp.
5.00%, due 10/1/28 (a)	603,000	520,630
		2,221,195
Diversified Financial Services 3.0%
AerCap Ireland Capital DAC
2.45%, due 10/29/26	2,300,000	2,045,917
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
Aircastle Ltd.
5.25% (5 Year Treasury Constant Maturity Rate + 4.41%), due 6/15/26 (a)(d)(e)	$ 965,000	$ 756,702
Ally Financial, Inc.
6.992%, due 6/13/29 (c)	270,000	258,078
8.00%, due 11/1/31	1,205,000	1,176,132
American Express Co.
5.625%, due 7/28/34 (b)(c)	480,000	437,467
Aviation Capital Group LLC
1.95%, due 1/30/26 (a)	1,330,000	1,195,952
Avolon Holdings Funding Ltd. (a)
2.125%, due 2/21/26	1,385,000	1,235,280
3.25%, due 2/15/27	1,740,000	1,532,024
Banco BTG Pactual SA
2.75%, due 1/11/26 (a)	880,000	809,606
Capital One Financial Corp.
6.312%, due 6/8/29 (c)	905,000	866,513
OneMain Finance Corp.
3.50%, due 1/15/27	575,000	485,875
		10,799,546
Electric 3.5%
AEP Texas, Inc.
4.70%, due 5/15/32	915,000	812,142
Alabama Power Co.
3.00%, due 3/15/52	1,015,000	572,426
Arizona Public Service Co.
2.20%, due 12/15/31	1,500,000	1,108,880
3.35%, due 5/15/50	1,320,000	775,856
Calpine Corp.
5.125%, due 3/15/28 (a)	495,000	442,991
Duquesne Light Holdings, Inc.
3.616%, due 8/1/27 (a)	990,000	879,211
Edison International
Series B
5.00% (5 Year Treasury Constant Maturity Rate + 3.901%), due 12/15/26 (d)(e)	1,960,000	1,744,325
Ohio Power Co.
Series R
2.90%, due 10/1/51	585,000	326,714
Pacific Gas and Electric Co.
3.50%, due 8/1/50	2,235,000	1,243,804
Public Service Co. of Oklahoma
5.25%, due 1/15/33	340,000	312,986
	Principal Amount	Value

Electric (continued)
Sempra
5.50%, due 8/1/33	$ 740,000	$ 688,187
Southern California Edison Co.
4.00%, due 4/1/47	975,000	667,373
5.70%, due 3/1/53	685,000	595,448
Southwestern Electric Power Co.
3.25%, due 11/1/51	1,060,000	597,285
Virginia Electric and Power Co.
5.45%, due 4/1/53	415,000	353,731
5.70%, due 8/15/53	545,000	482,360
Xcel Energy, Inc.
5.45%, due 8/15/33	935,000	871,196
		12,474,915
Entertainment 0.2%
Warnermedia Holdings, Inc.
4.279%, due 3/15/32	810,000	671,583
Food 1.1%
J M Smucker Co. (The)
6.50%, due 11/15/53	315,000	297,005
JBS USA LUX SA
5.75%, due 4/1/33	1,395,000	1,232,090
MARB BondCo plc
3.95%, due 1/29/31 (a)	1,240,000	910,268
Smithfield Foods, Inc. (a)
4.25%, due 2/1/27	965,000	885,945
5.20%, due 4/1/29	580,000	523,265
		3,848,573
Gas 0.7%
Brooklyn Union Gas Co. (The)
6.388%, due 9/15/33 (a)	725,000	692,225
National Fuel Gas Co.
2.95%, due 3/1/31	1,820,000	1,383,498
Piedmont Natural Gas Co., Inc.
5.05%, due 5/15/52	620,000	483,681
		2,559,404
Insurance 0.5%
Liberty Mutual Group, Inc.
3.951%, due 10/15/50 (a)	1,610,000	1,017,611
Nippon Life Insurance Co.
3.40% (5 Year Treasury Constant Maturity Rate + 2.612%), due 1/23/50 (a)(b)(e)	290,000	240,086

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay Total Return Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Insurance (continued)
Willis North America, Inc.
2.95%, due 9/15/29	$ 700,000	$ 586,900
		1,844,597
Media 0.2%
CCO Holdings LLC
4.75%, due 3/1/30 (a)	495,000	408,337
DISH DBS Corp.
5.75%, due 12/1/28 (a)	635,000	461,169
		869,506
Miscellaneous—Manufacturing 0.4%
Textron Financial Corp.
7.361% (3 Month SOFR + 1.997%), due 2/15/42 (a)(e)	1,685,000	1,314,351
Oil & Gas 0.3%
Gazprom PJSC Via Gaz Capital SA
4.95%, due 2/6/28 (a)(f)	1,521,000	1,038,082
Packaging & Containers 0.1%
Owens-Brockway Glass Container, Inc.
6.625%, due 5/13/27 (a)	571,000	542,450
Pharmaceuticals 0.4%
Teva Pharmaceutical Finance Netherlands III BV
3.15%, due 10/1/26	1,653,000	1,455,342
Pipelines 2.9%
Cheniere Corpus Christi Holdings LLC
2.742%, due 12/31/39	1,385,000	998,500
Columbia Pipelines Operating Co. LLC
6.544%, due 11/15/53 (a)	625,000	574,080
DT Midstream, Inc.
4.30%, due 4/15/32 (a)	1,125,000	947,678
Enbridge, Inc.
5.70%, due 3/8/33	915,000	855,556
Energy Transfer LP
5.35%, due 5/15/45	940,000	738,666
EnLink Midstream LLC
5.625%, due 1/15/28 (a)	475,000	447,889
Flex Intermediate Holdco LLC
3.363%, due 6/30/31 (a)	2,120,000	1,597,762
Hess Midstream Operations LP (a)
4.25%, due 2/15/30	565,000	483,457
	Principal Amount	Value

Pipelines (continued)
Hess Midstream Operations LP (a) (continued)
5.625%, due 2/15/26	$ 726,000	$ 703,087
MPLX LP
5.65%, due 3/1/53	460,000	378,373
Targa Resources Corp.
4.20%, due 2/1/33	640,000	530,472
Venture Global LNG, Inc.
9.875%, due 2/1/32 (a)	535,000	542,484
Western Midstream Operating LP
5.25%, due 2/1/50 (g)	1,240,000	916,310
Williams Cos., Inc. (The)
3.50%, due 10/15/51	1,095,000	661,801
		10,376,115
Real Estate Investment Trusts 0.4%
Alexandria Real Estate Equities, Inc.
3.375%, due 8/15/31	415,000	336,743
Invitation Homes Operating Partnership LP
2.00%, due 8/15/31	1,490,000	1,072,842
Iron Mountain, Inc.
4.875%, due 9/15/29 (a)	185,000	161,146
		1,570,731
Retail 0.3%
AutoNation, Inc.
4.75%, due 6/1/30	756,000	662,161
Nordstrom, Inc.
4.25%, due 8/1/31	625,000	457,863
		1,120,024
Telecommunications 0.3%
Altice France SA
5.125%, due 7/15/29 (a)	1,060,000	725,741
AT&T, Inc.
5.40%, due 2/15/34	400,000	367,532
		1,093,273
Trucking & Leasing 0.2%
Penske Truck Leasing Co. LP
6.05%, due 8/1/28 (a)	710,000	696,572
Total Corporate Bonds (Cost $141,873,846)		117,899,150
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Foreign Government Bonds 2.0%
Chile 0.4%
Empresa Nacional del Petroleo
3.45%, due 9/16/31 (a)	$ 1,615,000	$ 1,252,845
Colombia 0.3%
Colombia Government Bond
3.25%, due 4/22/32 (b)	1,485,000	1,062,408
Mexico 1.3%
Comision Federal de Electricidad
3.875%, due 7/26/33 (a)	2,445,000	1,772,262
Petroleos Mexicanos
6.50%, due 3/13/27	2,730,000	2,408,135
6.75%, due 9/21/47	1,080,000	611,715
		4,792,112
Total Foreign Government Bonds (Cost $9,393,744)		7,107,365
Loan Assignments 0.2%
Diversified/Conglomerate Service 0.2%
TruGreen LP
First Lien Second Refinancing Term Loan
9.424% (1 Month SOFR + 4.00%), due 11/2/27 (e)	596,302	558,139
Total Loan Assignments (Cost $592,823)		558,139
Mortgage-Backed Securities 41.1%
Agency (Collateralized Mortgage Obligations) 19.0%
FHLMC
REMIC, Series 5326, Class QO
(zero coupon), due 9/25/50	1,413,872	923,918
REMIC, Series 5021, Class SA
(zero coupon) (SOFR 30A + 3.55%), due 10/25/50 (e)(h)	2,292,167	23,054
REMIC, Series 5200, Class SA
(zero coupon) (SOFR 30A + 3.50%), due 2/25/52 (e)(h)	336,858	3,075
REMIC, Series 5326
(zero coupon), due 8/25/53	437,335	304,469
REMIC, Series 5351, Class DO
(zero coupon), due 9/25/53	835,000	559,737
REMIC, Series 5315, Class OQ
(zero coupon), due 1/25/55	699,391	543,711
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
FHLMC (continued)
REMIC, Series 5328, Class JY
0.25%, due 9/25/50	$ 1,307,758	$ 805,578
REMIC, Series 4993, Class KS
0.615% (SOFR 30A + 5.936%), due 7/25/50 (e)(h)	3,101,887	299,910
REMIC, Series 4994, Class TS
0.665% (SOFR 30A + 5.986%), due 7/25/50 (e)(h)	1,558,452	140,935
REMIC, Series 5092, Class XA
1.00%, due 1/15/41	996,090	792,203
REMIC, Series 4988, Class BA
1.50%, due 6/25/50	350,393	233,637
REMIC, Series 4120, Class ZA
3.00%, due 10/15/42	695,198	582,028
REMIC, Series 4913, Class UA
3.00%, due 3/15/49	1,135,331	948,123
REMIC, Series 5070, Class PI
3.00%, due 8/25/50 (h)	1,487,525	263,831
REMIC, Series 5011, Class MI
3.00%, due 9/25/50 (h)	1,336,043	207,801
REMIC, Series 5094, Class IP
3.00%, due 4/25/51 (h)	1,161,944	180,841
REMIC, Series 5160
3.00%, due 10/25/51 (h)	1,270,767	156,076
REMIC, Series 4710, Class WZ
3.50%, due 8/15/47	862,152	715,905
REMIC, Series 4725, Class WZ
3.50%, due 11/15/47	1,547,793	1,279,661
REMIC, Series 5304, Class UB
4.00%, due 2/25/52	1,186,430	1,031,744
REMIC, Series 5268, Class B
4.50%, due 10/25/52	816,614	735,843
FHLMC, Strips
Series 272
(zero coupon), due 8/15/42	938,519	663,675
Series 311
(zero coupon), due 8/15/43	531,329	371,963
Series 402
(zero coupon), due 9/25/53	999,862	744,006
Series 311, Class S1
0.515% (SOFR 30A + 5.836%), due 8/15/43 (e)(h)	1,471,435	114,502
Series 389, Class C35
2.00%, due 6/15/52 (h)	2,329,429	282,443

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay Total Return Bond Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FNMA
REMIC, Series 2022-3, Class YS
(zero coupon) (SOFR 30A + 2.55%), due 2/25/52 (e)(h)	$ 8,060,833	$ 14,988
REMIC, Series 2022-5, Class SN
(zero coupon) (SOFR 30A + 1.80%), due 2/25/52 (e)(h)	1,004,687	418
REMIC, Series 2023-45
(zero coupon), due 10/25/53	828,100	574,016
REMIC, Series 2023-24, Class OQ
(zero coupon), due 7/25/54	899,860	702,186
REMIC, Series 2022-10, Class SA
0.429% (SOFR 30A + 5.75%), due 2/25/52 (e)(h)	2,208,783	199,754
REMIC, Series 2021-40, Class SI
0.515% (SOFR 30A + 5.836%), due 9/25/47 (e)(h)	1,764,553	126,080
REMIC, Series 2016-57, Class SN
0.615% (SOFR 30A + 5.936%), due 6/25/46 (e)(h)	1,462,003	107,796
REMIC, Series 2020-70, Class SD
0.815% (SOFR 30A + 6.136%), due 10/25/50 (e)(h)	1,549,188	148,510
REMIC, Series 2020-47, Class BD
1.50%, due 7/25/50	302,738	200,872
REMIC, Series 2020-70, Class AD
1.50%, due 10/25/50	1,788,582	1,307,632
REMIC, Series 2020-49, Class PB
1.75%, due 7/25/50	407,004	292,936
REMIC, Series 2021-10, Class LI
2.50%, due 3/25/51 (h)	678,554	95,843
REMIC, Series 2021-12, Class JI
2.50%, due 3/25/51 (h)	1,013,541	160,187
REMIC, Series 2021-34, Class MI
2.50%, due 3/25/51 (h)	6,200,430	701,817
REMIC, Series 2021-54, Class HI
2.50%, due 6/25/51 (h)	466,014	60,572
REMIC, Series 2013-77, Class CY
3.00%, due 7/25/43	1,975,259	1,616,948
REMIC, Series 2017-83, Class CZ
3.00%, due 10/25/47	1,439,929	1,176,986
REMIC, Series 2021-53, Class GI
3.00%, due 7/25/48 (h)	7,596,082	1,171,701
REMIC, Series 2019-13, Class PE
3.00%, due 3/25/49	1,107,295	935,623
REMIC, Series 2021-85, Class BI
3.00%, due 12/25/51 (h)	2,759,031	453,399
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
FNMA (continued)
REMIC, Series 2021-12, Class GC
3.50%, due 7/25/50	$ 1,488,635	$ 1,248,167
REMIC, Series 2021-8, Class ID
3.50%, due 3/25/51 (h)	1,797,325	356,979
FNMA, Strips (h)
REMIC, Series 426, Class C32
1.50%, due 2/25/52	3,515,250	327,857
REMIC, Series 427, Class C77
2.50%, due 9/25/51	2,822,116	409,573
REMIC, Series 429, Class C5
3.00%, due 10/25/52	3,748,465	657,330
GNMA
Series 2020-1, Class YS
(zero coupon) (1 Month SOFR + 2.716%), due 1/20/50 (e)(h)	2,433,633	8,282
Series 2020-129, Class SB
(zero coupon) (1 Month SOFR + 3.086%), due 9/20/50 (e)(h)	3,402,422	16,219
Series 2023-101, Class KO
(zero coupon), due 1/20/51	2,023,400	1,265,696
Series 2021-77, Class SN
(zero coupon) (1 Month SOFR + 2.486%), due 5/20/51 (e)(h)	5,641,909	16,046
Series 2021-97, Class SA
(zero coupon) (SOFR 30A + 2.60%), due 6/20/51 (e)(h)	4,669,351	12,994
Series 2021-158, Class SB
(zero coupon) (SOFR 30A + 3.70%), due 9/20/51 (e)(h)	2,784,925	37,286
Series 2021-205, Class DS
(zero coupon) (SOFR 30A + 3.20%), due 11/20/51 (e)(h)	5,590,001	27,724
Series 2021-213, Class ES
(zero coupon) (SOFR 30A + 1.70%), due 12/20/51 (e)(h)	12,940,133	4,629
Series 2022-19, Class SG
(zero coupon) (SOFR 30A + 2.45%), due 1/20/52 (e)(h)	4,365,578	8,252
Series 2022-24, Class SC
(zero coupon) (SOFR 30A + 2.37%), due 2/20/52 (e)(h)	22,502,638	32,575
Series 2022-34, Class HS
(zero coupon) (SOFR 30A + 4.10%), due 2/20/52 (e)(h)	4,375,495	103,796
Series 2023-56
(zero coupon), due 7/20/52	1,249,269	1,108,217
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
Series 2023-66, Class OQ
(zero coupon), due 7/20/52	$ 1,242,725	$ 909,666
Series 2023-53
(zero coupon), due 4/20/53	577,055	394,326
Series 2023-80, Class SA
(zero coupon) (SOFR 30A + 5.25%), due 6/20/53 (e)(h)	5,114,100	148,874
Series 2023-60, Class ES
0.557% (SOFR 30A + 11.20%), due 4/20/53 (e)	1,344,472	1,163,403
Series 2020-146, Class SA
0.846% (1 Month SOFR + 6.186%), due 10/20/50 (e)(h)	1,759,603	173,922
Series 2020-167, Class SN
0.846% (1 Month SOFR + 6.186%), due 11/20/50 (e)(h)	868,015	80,662
Series 2021-179, Class SA
0.846% (1 Month SOFR + 6.186%), due 11/20/50 (e)(h)	2,572,573	243,966
Series 2020-189, Class SU
0.846% (1 Month SOFR + 6.186%), due 12/20/50 (e)(h)	577,247	55,827
Series 2021-46, Class QS
0.846% (1 Month SOFR + 6.186%), due 3/20/51 (e)(h)	1,037,442	101,580
Series 2021-46, Class TS
0.846% (1 Month SOFR + 6.186%), due 3/20/51 (e)(h)	1,253,839	123,437
Series 2021-57, Class SA
0.846% (1 Month SOFR + 6.186%), due 3/20/51 (e)(h)	2,045,976	199,293
Series 2021-57, Class SD
0.846% (1 Month SOFR + 6.186%), due 3/20/51 (e)(h)	2,536,010	244,860
Series 2021-96, Class NS
0.846% (1 Month SOFR + 6.186%), due 6/20/51 (e)(h)	3,357,531	322,885
Series 2021-96, Class SN
0.846% (1 Month SOFR + 6.186%), due 6/20/51 (e)(h)	2,294,078	213,125
Series 2021-97, Class SM
0.846% (1 Month SOFR + 6.186%), due 6/20/51 (e)(h)	2,471,660	240,399
Series 2021-122, Class HS
0.846% (1 Month SOFR + 6.186%), due 7/20/51 (e)(h)	2,052,162	215,682
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
Series 2022-137, Class S
0.846% (1 Month SOFR + 6.186%), due 7/20/51 (e)(h)	$ 2,337,517	$ 223,963
Series 2021-96, Class JS
0.896% (1 Month SOFR + 6.236%), due 6/20/51 (e)(h)	1,813,374	149,362
Series 2020-97, Class HB
1.00%, due 7/20/50	547,190	375,776
Series 2020-146, Class YK
1.00%, due 10/20/50	1,129,672	787,578
Series 2020-166, Class CA
1.00%, due 11/20/50	1,296,596	889,896
Series 2023-86, Class SE
1.329% (SOFR 30A + 6.65%), due 9/20/50 (e)(h)	1,594,163	169,862
Series 2020-165, Class UD
1.50%, due 11/20/50	481,989	339,747
Series 2023-66, Class MP
1.657% (SOFR 30A + 12.30%), due 5/20/53 (e)	1,306,708	1,119,513
Series 2021-41, Class FS
2.00% (SOFR 30A + 0.20%), due 10/20/50 (e)(h)	2,692,676	293,515
Series 2020-166, Class IC
2.00%, due 11/20/50 (h)	1,239,446	123,753
Series 2020-185, Class BI
2.00%, due 12/20/50 (h)	1,350,262	147,283
Series 2022-10, Class IC
2.00%, due 11/20/51 (h)	1,949,162	225,936
Series 2021-97, Class IN
2.50%, due 8/20/49 (h)	3,079,878	327,578
Series 2022-1, Class IA
2.50%, due 6/20/50 (h)	471,589	63,683
Series 2020-122, Class IW
2.50%, due 7/20/50 (h)	1,613,758	207,859
Series 2020-151, Class TI
2.50%, due 10/20/50 (h)	1,509,257	195,261
Series 2020-173, Class EI
2.50%, due 11/20/50 (h)	1,705,849	230,338
Series 2021-1, Class PI
2.50%, due 12/20/50 (h)	809,889	102,934
Series 2021-83, Class FM
2.50% (SOFR 30A + 0.51%), due 5/20/51 (e)	2,421,551	1,792,010
Series 2021-140, Class GF
2.50% (1 Month SOFR + 0.764%), due 8/20/51 (e)	908,382	672,028

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay Total Return Bond Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
Series 2021-177, Class CI
2.50%, due 10/20/51 (h)	$ 1,749,145	$ 226,650
Series 2021-188
2.50%, due 10/20/51 (h)	2,920,943	418,634
Series 2022-83
2.50%, due 11/20/51 (h)	2,132,505	278,779
Series 2022-1, Class CF
2.50% (SOFR 30A + 0.80%), due 1/20/52 (e)	1,804,799	1,332,672
Series 2021-1, Class IT
3.00%, due 1/20/51 (h)	1,883,031	281,099
Series 2021-44, Class IQ
3.00%, due 3/20/51 (h)	2,739,444	410,235
Series 2021-74, Class HI
3.00%, due 4/20/51 (h)	333,712	49,404
Series 2021-97, Class FA
3.00% (SOFR 30A + 0.40%), due 6/20/51 (e)	590,630	476,238
Series 2021-98, Class IN
3.00%, due 6/20/51 (h)	1,103,862	195,763
Series 2021-98, Class KI
3.00%, due 6/20/51 (h)	5,961,037	968,787
Series 2022-189, Class AT
3.00%, due 7/20/51	1,378,446	1,122,256
Series 2021-139, Class IA
3.00%, due 8/20/51 (h)	7,700,231	1,215,302
Series 2022-207
3.00%, due 8/20/51 (h)	1,736,189	274,481
Series 2023-19, Class CI
3.00%, due 11/20/51 (h)	2,251,756	347,516
Series 2022-207, Class NA
3.00%, due 1/20/52	2,194,444	1,759,424
Series 2022-206, Class CN
3.00%, due 2/20/52	738,122	597,379
Series 2019-92, Class GF
3.50% (1 Month SOFR + 0.804%), due 7/20/49 (e)	594,607	483,721
Series 2019-97, Class FG
3.50% (1 Month SOFR + 0.804%), due 8/20/49 (e)	1,236,863	1,005,964
Series 2019-110, Class FG
3.50% (1 Month SOFR + 0.764%), due 9/20/49 (e)	429,008	348,630
Series 2019-128, Class KF
3.50% (1 Month SOFR + 0.764%), due 10/20/49 (e)	651,253	528,841
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
Series 2019-128, Class YF
3.50% (1 Month SOFR + 0.764%), due 10/20/49 (e)	$ 847,347	$ 689,938
Series 2020-5, Class FA
3.50% (1 Month SOFR + 0.814%), due 1/20/50 (e)	1,128,134	916,539
Series 2023-63, Class MA
3.50%, due 5/20/50	2,666,633	2,271,725
Series 2021-125, Class AF
3.50% (SOFR 30A + 0.25%), due 7/20/51 (e)	1,300,803	1,068,007
Series 2021-146, Class IN
3.50%, due 8/20/51 (h)	1,972,524	357,732
Series 2023-1, Class HD
3.50%, due 1/20/52	2,080,004	1,766,253
Series 2022-206, Class WN
4.00%, due 10/20/49	910,392	789,550
Series 2022-69, Class FA
4.50% (SOFR 30A + 0.75%), due 4/20/52 (e)	721,221	639,794
Series 2023-81, Class LA
5.00%, due 6/20/52	837,407	792,542
Series 2023-38, Class WT
6.768%, due 12/20/51 (i)	549,998	552,824
Series 2023-59, Class YC
6.954%, due 9/20/51 (i)	1,392,505	1,434,763
Series 2023-55, Class CG
7.496%, due 7/20/51 (i)	1,341,637	1,399,975
Series 2023-55, Class LB
7.917%, due 11/20/51 (i)	1,618,573	1,764,503
Series 2019-136, Class YS
9.674% (1 Month SOFR + 2.716%), due 11/20/49 (e)(h)	781,410	2,452
		68,636,709
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 7.8%
BAMLL Commercial Mortgage Securities Trust (a)(e)
Series 2022-DKLX, Class D
8.335% (1 Month SOFR + 3.00%), due 1/15/39	400,000	385,763
Series 2022-DKLX, Class F
10.292% (1 Month SOFR + 4.957%), due 1/15/39	800,000	762,961
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Bayview Commercial Asset Trust
Series 2006-4A, Class A1
5.784% (1 Month SOFR + 0.459%), due 12/25/36 (a)(e)	$ 20,667	$ 18,842
BBCMS Mortgage Trust (a)(e)
Series 2018-TALL, Class B
6.503% (1 Month SOFR + 1.168%), due 3/15/37	185,000	160,487
Series 2018-TALL, Class C
6.653% (1 Month SOFR + 1.318%), due 3/15/37	575,000	461,438
Series 2018-TALL, Class D
6.981% (1 Month SOFR + 1.646%), due 3/15/37	700,000	531,641
BX Commercial Mortgage Trust (a)
Series 2020-VIVA, Class D
3.549%, due 3/11/44 (j)	805,000	622,013
Series 2021-VOLT, Class C
6.549% (1 Month SOFR + 1.214%), due 9/15/36 (e)	970,000	931,833
BX Trust (a)
Series 2019-OC11, Class C
3.856%, due 12/9/41	1,709,000	1,402,586
Series 2019-OC11, Class E
3.944%, due 12/9/41 (j)	1,159,000	899,883
Series 2023-LIFE, Class A
5.045%, due 2/15/28	450,000	416,703
Series 2023-LIFE, Class B
5.391%, due 2/15/28	535,000	495,181
Series 2022-PSB, Class B
8.283% (1 Month SOFR + 2.949%), due 8/15/39 (e)	327,734	327,719
Series 2022-PSB, Class C
9.032% (1 Month SOFR + 3.697%), due 8/15/39 (e)	584,607	584,541
BXHPP Trust (a)(e)
Series 2021-FILM, Class A
6.098% (1 Month SOFR + 0.764%), due 8/15/36	870,000	819,231
Series 2021-FILM, Class B
6.348% (1 Month SOFR + 1.014%), due 8/15/36	500,000	456,268
Citigroup Commercial Mortgage Trust
Series 2023-SMRT, Class A
5.82%, due 10/12/40 (a)(i)	855,000	823,565
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Commercial Mortgage Trust
Series 2015-LC21, Class A4
3.708%, due 7/10/48	$ 245,000	$ 234,017
CSMC WEST Trust
Series 2020-WEST, Class A
3.04%, due 2/15/35 (a)	1,685,000	1,176,839
FREMF Mortgage Trust (a)(j)
Series 2015-K42, Class B
3.848%, due 1/25/48	400,000	386,849
Series 2018-K78, Class C
4.129%, due 6/25/51	355,000	320,432
GNMA (h)(j)
Series 2020-177
0.817%, due 6/16/62	4,254,885	243,820
Series 2021-164
0.948%, due 10/16/63	3,290,667	223,845
Series 2021-108
0.967%, due 6/16/61	4,808,231	322,684
Series 2020-168, Class IA
0.978%, due 12/16/62	2,472,597	169,980
Series 2021-47
0.992%, due 3/16/61	5,790,048	395,632
J.P. Morgan Chase Commercial Mortgage Securities Trust
Series 2021-2NU, Class A
1.974%, due 1/5/40 (a)	1,500,000	1,130,420
Manhattan West Mortgage Trust
Series 2020-1MW, Class A
2.13%, due 9/10/39 (a)	100,000	84,816
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2017-C34, Class A4
3.536%, due 11/15/52	475,000	428,390
Multifamily Connecticut Avenue Securities Trust (a)(e)
Series 2019-01, Class M10
8.685% (SOFR 30A + 3.364%), due 10/25/49	2,253,515	2,169,942
Series 2020-01, Class M10
9.185% (SOFR 30A + 3.864%), due 3/25/50	1,669,159	1,594,158
One Bryant Park Trust
Series 2019-OBP, Class A
2.516%, due 9/15/54 (a)	1,505,000	1,178,523
One Market Plaza Trust
Series 2017-1MKT, Class A
3.614%, due 2/10/32 (a)	1,120,000	1,019,200

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay Total Return Bond Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
ORL Trust (a)(e)
Series 2023-GLKS, Class C
8.985% (1 Month SOFR + 3.651%), due 10/15/28	$ 1,060,000	$ 1,055,795
Series 2023-GLKS, Class D
9.636% (1 Month SOFR + 4.301%), due 10/15/28	625,000	622,374
SLG Office Trust (a)
Series 2021-OVA, Class A
2.585%, due 7/15/41	1,065,000	807,813
Series 2021-OVA, Class F
2.851%, due 7/15/41	660,000	428,976
SMRT
Series 2022-MINI, Class D
7.285% (1 Month SOFR + 1.95%), due 1/15/39 (a)(e)	1,155,000	1,092,783
Wells Fargo Commercial Mortgage Trust
Series 2018-AUS, Class A
4.058%, due 8/17/36 (a)(j)	1,250,000	1,103,262
WFRBS Commercial Mortgage Trust
Series 2014-C21, Class AS
3.891%, due 8/15/47	1,815,000	1,719,536
		28,010,741
Whole Loan (Collateralized Mortgage Obligations) 14.3%
American Home Mortgage Investment Trust
Series 2005-4, Class 3A1
6.039% (1 Month SOFR + 0.714%), due 11/25/45 (e)	641,957	432,577
CIM Trust
Series 2021-J2, Class AS
0.21%, due 4/25/51 (a)(h)(i)	31,353,207	333,423
Connecticut Avenue Securities Trust (a)(e)
Series 2022-R01, Class 1M2
7.221% (SOFR 30A + 1.90%), due 12/25/41	405,000	398,930
Series 2020-R02, Class 2M2
7.435% (SOFR 30A + 2.114%), due 1/25/40	227,970	228,254
Series 2021-R03, Class 1B1
8.071% (SOFR 30A + 2.75%), due 12/25/41	1,725,000	1,705,973
Series 2021-R01, Class 1B1
8.421% (SOFR 30A + 3.10%), due 10/25/41	2,285,000	2,277,885
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
Connecticut Avenue Securities Trust (a)(e) (continued)
Series 2022-R01, Class 1B1
8.471% (SOFR 30A + 3.15%), due 12/25/41	$ 815,000	$ 812,458
Series 2022-R02, Class 2B1
9.821% (SOFR 30A + 4.50%), due 1/25/42	1,720,000	1,754,096
Series 2021-R03, Class 1B2
10.821% (SOFR 30A + 5.50%), due 12/25/41	805,000	788,561
Series 2022-R08, Class 1B1
10.921% (SOFR 30A + 5.60%), due 7/25/42	380,000	407,446
Series 2021-R01, Class 1B2
11.321% (SOFR 30A + 6.00%), due 10/25/41	1,765,000	1,753,969
Series 2022-R01, Class 1B2
11.321% (SOFR 30A + 6.00%), due 12/25/41	700,000	696,251
FHLMC STACR REMIC Trust (a)(e)
Series 2021-HQA2, Class M2
7.371% (SOFR 30A + 2.05%), due 12/25/33	2,048,000	2,019,755
Series 2021-HQA4, Class M2
7.671% (SOFR 30A + 2.35%), due 12/25/41	2,220,000	2,150,625
Series 2020-DNA1, Class B1
7.735% (SOFR 30A + 2.414%), due 1/25/50	1,000,000	1,003,737
Series 2022-DNA1, Class M2
7.821% (SOFR 30A + 2.50%), due 1/25/42	1,635,000	1,598,212
Series 2020-DNA6, Class B1
8.321% (SOFR 30A + 3.00%), due 12/25/50	440,000	441,645
Series 2021-DNA5, Class B1
8.371% (SOFR 30A + 3.05%), due 1/25/34	2,010,000	2,010,000
Series 2021-HQA2, Class B1
8.471% (SOFR 30A + 3.15%), due 12/25/33	1,200,000	1,185,000
Series 2021-HQA3, Class B1
8.671% (SOFR 30A + 3.35%), due 9/25/41	865,000	858,513
Series 2021-DNA6, Class B1
8.721% (SOFR 30A + 3.40%), due 10/25/41	1,500,000	1,507,500
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC STACR REMIC Trust (a)(e) (continued)
Series 2022-DNA1, Class B1
8.721% (SOFR 30A + 3.40%), due 1/25/42	$ 2,250,000	$ 2,227,500
Series 2021-DNA7, Class B1
8.971% (SOFR 30A + 3.65%), due 11/25/41	1,230,000	1,245,531
Series 2021-HQA4, Class B1
9.071% (SOFR 30A + 3.75%), due 12/25/41	1,055,000	1,049,085
Series 2022-DNA2, Class M2
9.071% (SOFR 30A + 3.75%), due 2/25/42	1,480,000	1,500,350
Series 2022-DNA3, Class M2
9.671% (SOFR 30A + 4.35%), due 4/25/42	2,115,000	2,193,319
Series 2020-HQA1, Class B2
10.535% (SOFR 30A + 5.214%), due 1/25/50	1,142,000	1,132,877
Series 2022-HQA3, Class M2
10.671% (SOFR 30A + 5.35%), due 8/25/42	2,170,000	2,291,986
Series 2022-DNA6, Class M2
11.071% (SOFR 30A + 5.75%), due 9/25/42	1,515,000	1,645,169
Series 2021-DNA3, Class B2
11.571% (SOFR 30A + 6.25%), due 10/25/33	730,000	763,733
FHLMC STACR Trust
Series 2018-HQA2, Class B2
16.435% (SOFR 30A + 11.114%), due 10/25/48 (a)(e)	1,395,000	1,687,452
FHLMC Structured Agency Credit Risk Debt Notes
Series 2022-HQA2, Class M2
11.321% (SOFR 30A + 6.00%), due 7/25/42 (a)(e)	1,015,000	1,097,721
FNMA
Series 2021-R02, Class 2B1
8.621% (SOFR 30A + 3.30%), due 11/25/41 (a)(e)	335,000	332,488
HarborView Mortgage Loan Trust
Series 2007-3, Class 2A1A
5.848% (1 Month SOFR + 0.514%), due 5/19/47 (e)	693,596	628,045
J.P. Morgan Mortgage Trust
Series 2021-LTV2, Class A1
2.519%, due 5/25/52 (a)(i)	768,569	578,452
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
New Residential Mortgage Loan Trust (a)
Series 2019-5A, Class B7
4.325%, due 8/25/59 (j)	$ 4,486,003	$ 2,451,725
Series 2019-4A, Class B6
4.621%, due 12/25/58 (i)	4,256,265	2,330,893
Series 2019-2A, Class B6
4.832%, due 12/25/57 (i)	1,596,029	941,478
OBX Trust
Series 2022-NQM1, Class A1
2.305%, due 11/25/61 (a)(i)	537,096	436,855
Onslow Bay Mortgage Loan Trust
Series 2021-NQM4, Class A1
1.957%, due 10/25/61 (a)(i)	700,012	540,255
Sequoia Mortgage Trust
Series 2021-4, Class A1
0.167%, due 6/25/51 (a)(h)(j)	26,140,372	209,418
STACR Trust
Series 2018-HRP2, Class B1
9.635% (SOFR 30A + 4.314%), due 2/25/47 (a)(e)	1,765,000	1,887,932
		51,537,074
Total Mortgage-Backed Securities (Cost $159,397,335)		148,184,524
U.S. Government & Federal Agencies 9.6%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 4.5%
FHLMC Gold Pools, 30 Year
6.50%, due 4/1/37	31,973	32,881
FHLMC Gold Pools, Other
4.00%, due 6/1/42	889,137	791,862
UMBS Pool, 20 Year
5.00%, due 7/1/43	1,581,775	1,482,481
UMBS Pool, 30 Year
2.50%, due 7/1/51	1,360,782	1,048,003
2.50%, due 3/1/52	2,538,430	1,952,181
3.00%, due 1/1/52	1,043,126	836,758
3.00%, due 2/1/52	734,634	591,403
3.50%, due 4/1/52	717,240	600,258
4.50%, due 5/1/53	889,268	794,837
5.50%, due 7/1/53	1,455,264	1,380,786
5.50%, due 7/1/53	758,697	720,431
6.00%, due 1/1/53	2,166,517	2,117,401
6.50%, due 10/1/53	1,946,943	1,936,780
6.50%, due 11/1/53	2,010,000	1,998,883
		16,284,945

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay Total Return Bond Fund

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) 4.2%
FNMA, Other
4.00%, due 3/1/42	$ 503,207	$ 444,371
4.00%, due 1/1/43	916,079	821,475
4.38%, due 7/1/28	1,000,000	951,338
6.00%, due 4/1/37	3,749	3,756
UMBS, 20 Year
5.00%, due 5/1/43	1,791,530	1,679,809
UMBS, 30 Year
3.00%, due 12/1/47	160,433	132,645
3.50%, due 12/1/44	660,486	574,239
3.50%, due 11/1/50	393,045	331,829
3.50%, due 7/1/52	780,071	650,538
5.00%, due 3/1/53	4,276,677	3,944,498
5.50%, due 8/1/53	944,797	897,449
6.00%, due 7/1/39	214,704	215,348
6.00%, due 3/1/53	191,129	186,739
6.00%, due 8/1/53	842,424	820,484
6.00%, due 9/1/53	569,301	554,441
6.00%, due 9/1/53	1,987,118	1,935,089
6.50%, due 10/1/39	209,966	212,091
6.50%, due 10/1/53	825,000	822,221
		15,178,360
United States Treasury Bonds 0.6%
U.S. Treasury Bonds
4.125%, due 8/15/53	2,590,000	2,215,664
United States Treasury Inflation - Indexed Notes 0.2%
U.S. Treasury Inflation Linked Notes (k)
0.125%, due 1/15/30	161,101	139,082
0.875%, due 1/15/29	383,018	352,653
		491,735
United States Treasury Notes 0.1%
U.S. Treasury Notes
4.875%, due 10/31/28	465,000	465,981
Total U.S. Government & Federal Agencies (Cost $36,253,331)		34,636,685
Total Long-Term Bonds (Cost $397,542,669)		353,737,893

	Shares	Value

Common Stocks 0.0% ‡
Commercial Services & Supplies 0.0% ‡
Quad/Graphics, Inc. (l)	1	$ 5
Total Common Stocks (Cost $0)		5
Short-Term Investments 1.3%
Affiliated Investment Company 1.0%
MainStay U.S. Government Liquidity Fund, 5.275% (m)	3,806,469	3,806,469
Unaffiliated Investment Company 0.3%
Invesco Government & Agency Portfolio, 5.357% (m)(n)	983,889	983,889
Total Short-Term Investments (Cost $4,790,358)		4,790,358
Total Investments (Cost $402,333,027)	99.5%	358,528,256
Other Assets, Less Liabilities	0.5	1,878,434
Net Assets	100.0%	$ 360,406,690

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	All or a portion of this security was held on loan. As of October 31, 2023, the aggregate market value of securities on loan was $944,348. The Fund received cash collateral with a value of $983,889. (See Note 2(J))
(c)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2023.
(d)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Floating rate—Rate shown was the rate in effect as of October 31, 2023.
(f)	Illiquid security—As of October 31, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $1,038,082, which represented 0.3% of the Fund’s net assets. (Unaudited)
(g)	Step coupon—Rate shown was the rate in effect as of October 31, 2023.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments October 31, 2023†^ (continued)
(h)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(i)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2023.
(j)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2023.
(k)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(l)	Non-income producing security.
(m)	Current yield as of October 31, 2023.
(n)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 8,162	$ 164,651	$ (169,007)	$ —	$ —	$ 3,806	$ 214	$ —	3,806
Futures Contracts
As of October 31, 2023, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 10 Year Notes	114	December 2023	$ 12,450,486	$ 12,103,594	$ (346,892)
U.S. Treasury 10 Year Ultra Bonds	194	December 2023	22,057,915	21,112,656	(945,259)
U.S. Treasury Long Bonds	221	December 2023	26,266,086	24,185,687	(2,080,399)
U.S. Treasury Ultra Bonds	115	December 2023	13,954,339	12,944,688	(1,009,651)
Total Long Contracts					(4,382,201)
Short Contracts
U.S. Treasury 5 Year Notes	(86)	December 2023	(9,116,428)	(8,984,984)	131,444
Net Unrealized Depreciation					$ (4,250,757)

1.	As of October 31, 2023, cash in the amount of $2,249,033 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2023.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay Total Return Bond Fund

Abbreviation(s):
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
FREMF—Freddie Mac Multifamily
GNMA—Government National Mortgage Association
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
STACR—Structured Agency Credit Risk
UMBS—Uniform Mortgage Backed Securities
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 45,352,030	$ —	$ 45,352,030
Corporate Bonds	—	117,899,150	—	117,899,150
Foreign Government Bonds	—	7,107,365	—	7,107,365
Loan Assignments	—	558,139	—	558,139
Mortgage-Backed Securities	—	148,184,524	—	148,184,524
U.S. Government & Federal Agencies	—	34,636,685	—	34,636,685
Total Long-Term Bonds	—	353,737,893	—	353,737,893
Common Stocks	5	—	—	5
Short-Term Investments
Affiliated Investment Company	3,806,469	—	—	3,806,469
Unaffiliated Investment Company	983,889	—	—	983,889
Total Short-Term Investments	4,790,358	—	—	4,790,358
Total Investments in Securities	4,790,363	353,737,893	—	358,528,256
Other Financial Instruments
Futures Contracts (b)	131,444	—	—	131,444
Total Investments in Securities and Other Financial Instruments	$ 4,921,807	$ 353,737,893	$ —	$ 358,659,700
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (4,382,201)	$ —	$ —	$ (4,382,201)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $398,526,558) including securities on loan of $944,348	$ 354,721,787
Investment in affiliated investment companies, at value (identified cost $3,806,469)	3,806,469
Cash	23,258
Cash denominated in foreign currencies (identified cost $500)	491
Cash collateral on deposit at broker for futures contracts	2,249,033
Receivables:
Investment securities sold	3,119,301
Interest	2,332,678
Variation margin on futures contracts	60,010
Fund shares sold	25,721
Securities lending	614
Other assets	36,299
Total assets	366,375,661
Liabilities
Cash collateral received for securities on loan	983,889
Payables:
Investment securities purchased	4,661,944
Manager (See Note 3)	105,036
Fund shares redeemed	82,706
Transfer agent (See Note 3)	41,653
Shareholder communication	17,840
Custodian	16,779
Professional fees	15,550
NYLIFE Distributors (See Note 3)	14,429
Trustees	109
Accrued expenses	15,952
Distributions payable	13,084
Total liabilities	5,968,971
Net assets	$ 360,406,690
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 43,167
Additional paid-in-capital	467,892,152
467,935,319
Total distributable earnings (loss)	(107,528,629)
Net assets	$ 360,406,690
Class A
Net assets applicable to outstanding shares	$ 46,425,993
Shares of beneficial interest outstanding	5,560,654
Net asset value per share outstanding	$ 8.35
Maximum sales charge (4.50% of offering price)	0.39
Maximum offering price per share outstanding	$ 8.74
Investor Class
Net assets applicable to outstanding shares	$ 4,109,098
Shares of beneficial interest outstanding	489,135
Net asset value per share outstanding	$ 8.40
Maximum sales charge (4.00% of offering price)	0.35
Maximum offering price per share outstanding	$ 8.75
Class B
Net assets applicable to outstanding shares	$ 416,313
Shares of beneficial interest outstanding	49,774
Net asset value and offering price per share outstanding	$ 8.36
Class C
Net assets applicable to outstanding shares	$ 3,348,436
Shares of beneficial interest outstanding	399,755
Net asset value and offering price per share outstanding	$ 8.38
Class I
Net assets applicable to outstanding shares	$ 61,667,480
Shares of beneficial interest outstanding	7,382,806
Net asset value and offering price per share outstanding	$ 8.35
Class R1
Net assets applicable to outstanding shares	$ 24,375
Shares of beneficial interest outstanding	2,920
Net asset value and offering price per share outstanding	$ 8.35
Class R2
Net assets applicable to outstanding shares	$ 27,541
Shares of beneficial interest outstanding	3,299
Net asset value and offering price per share outstanding	$ 8.35
Class R3
Net assets applicable to outstanding shares	$ 458,279
Shares of beneficial interest outstanding	54,907
Net asset value and offering price per share outstanding	$ 8.35
Class R6
Net assets applicable to outstanding shares	$243,908,501
Shares of beneficial interest outstanding	29,221,712
Net asset value and offering price per share outstanding	$ 8.35
SIMPLE Class
Net assets applicable to outstanding shares	$ 20,674
Shares of beneficial interest outstanding	2,462
Net asset value and offering price per share outstanding	$ 8.40

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay Total Return Bond Fund

Statement of Operations for the year ended October 31, 2023
Investment Income (Loss)
Income
Interest	$ 20,134,936
Dividends-affiliated	214,284
Securities lending, net	56,641
Total income	20,405,861
Expenses
Manager (See Note 3)	1,878,427
Transfer agent (See Note 3)	239,581
Distribution/Service—Class A (See Note 3)	133,012
Distribution/Service—Investor Class (See Note 3)	11,522
Distribution/Service—Class B (See Note 3)	5,081
Distribution/Service—Class C (See Note 3)	40,624
Distribution/Service—Class R2 (See Note 3)	72
Distribution/Service—Class R3 (See Note 3)	2,507
Distribution/Service—SIMPLE Class (See Note 3)	108
Registration	138,839
Professional fees	92,778
Custodian	48,155
Trustees	6,035
Shareholder communication	626
Shareholder service (See Note 3)	556
Miscellaneous	12,668
Total expenses before waiver/reimbursement	2,610,591
Expense waiver/reimbursement from Manager (See Note 3)	(428,398)
Reimbursement from prior custodian(a)	(872)
Net expenses	2,181,321
Net investment income (loss)	18,224,540
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(27,136,894)
Futures transactions	(7,265,832)
Foreign currency transactions	(5)
Net realized gain (loss)	(34,402,731)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	27,838,094
Futures contracts	(887,588)
Translation of other assets and liabilities in foreign currencies	13
Net change in unrealized appreciation (depreciation)	26,950,519
Net realized and unrealized gain (loss)	(7,452,212)
Net increase (decrease) in net assets resulting from operations	$ 10,772,328

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Statements of Changes in Net Assets
for the years ended October 31, 2023 and October 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 18,224,540	$ 18,747,064
Net realized gain (loss)	(34,402,731)	(19,683,509)
Net change in unrealized appreciation (depreciation)	26,950,519	(113,380,287)
Net increase (decrease) in net assets resulting from operations	10,772,328	(114,316,732)
Distributions to shareholders:
Class A	(2,153,236)	(4,775,382)
Investor Class	(172,568)	(357,428)
Class B	(15,184)	(47,409)
Class C	(121,103)	(435,071)
Class I	(3,929,623)	(8,345,013)
Class R1	(1,072)	(1,751)
Class R2	(1,140)	(1,910)
Class R3	(18,820)	(28,420)
Class R6	(11,688,445)	(28,552,302)
SIMPLE Class	(814)	(1,336)
	(18,102,005)	(42,546,022)
Distributions to shareholders from return of capital:
Class A	—	(19,314)
Investor Class	—	(1,446)
Class B	—	(192)
Class C	—	(1,760)
Class I	—	(33,752)
Class R1	—	(7)
Class R2	—	(8)
Class R3	—	(115)
Class R6	—	(115,483)
SIMPLE Class	—	(5)
	—	(172,082)
Total distributions to shareholders	(18,102,005)	(42,718,104)
Capital share transactions:
Net proceeds from sales of shares	49,031,695	60,162,268
Net asset value of shares issued to shareholders in reinvestment of distributions	17,923,251	42,385,916
Cost of shares redeemed	(130,355,676)	(883,780,161)
Increase (decrease) in net assets derived from capital share transactions	(63,400,730)	(781,231,977)
Net increase (decrease) in net assets	(70,730,407)	(938,266,813)
Net Assets
Beginning of year	431,137,097	1,369,403,910
End of year	$ 360,406,690	$ 431,137,097
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay Total Return Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.57	$ 11.18	$ 11.35	$ 10.91	$ 10.10
Net investment income (loss)	0.36(a)	0.29(a)	0.24(a)	0.24	0.27
Net realized and unrealized gain (loss)	(0.22)	(2.26)	(0.03)	0.47	0.82
Total from investment operations	0.14	(1.97)	0.21	0.71	1.09
Less distributions:
From net investment income	(0.36)	(0.31)	(0.25)	(0.27)	(0.28)
From net realized gain on investments	—	(0.33)	(0.13)	—	—
Return of capital	—	(0.00)‡	—	—	—
Total distributions	(0.36)	(0.64)	(0.38)	(0.27)	(0.28)
Net asset value at end of year	$ 8.35	$ 8.57	$ 11.18	$ 11.35	$ 10.91
Total investment return (b)	1.50%	(18.43)%	1.86%	6.55%	10.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.06%	2.89%	2.14%	2.30%	2.63%
Net expenses (c)	0.83%	0.78%	0.83%	0.85%	0.88%
Expenses (before waiver/reimbursement) (c)	0.91%	0.83%	0.83%	0.85%	0.89%
Portfolio turnover rate	119%	98%(d)	111%(d)	123%	100%(d)
Net assets at end of year (in 000’s)	$ 46,426	$ 54,484	$ 87,764	$ 92,997	$ 56,473

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 108%, 96% and 63% for the years ended October 31, 2022, 2021, 2020 and 2019, respectively.

	Year Ended October 31,
Investor Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.62	$ 11.24	$ 11.42	$ 10.97	$ 10.15
Net investment income (loss)	0.34(a)	0.26(a)	0.22(a)	0.24	0.26
Net realized and unrealized gain (loss)	(0.22)	(2.27)	(0.04)	0.46	0.82
Total from investment operations	0.12	(2.01)	0.18	0.70	1.08
Less distributions:
From net investment income	(0.34)	(0.28)	(0.23)	(0.25)	(0.26)
From net realized gain on investments	—	(0.33)	(0.13)	—	—
Return of capital	—	(0.00)‡	—	—	—
Total distributions	(0.34)	(0.61)	(0.36)	(0.25)	(0.26)
Net asset value at end of year	$ 8.40	$ 8.62	$ 11.24	$ 11.42	$ 10.97
Total investment return (b)	1.20%	(18.65)%	1.54%	6.40%	10.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.77%	2.65%	1.93%	2.11%	2.46%
Net expenses (c)	1.12%	1.04%	1.04%	1.05%	1.05%
Expenses (before waiver/reimbursement) (c)	1.18%	1.09%	1.04%	1.05%	1.06%
Portfolio turnover rate	119%	98%(d)	111%(d)	123%	100%(d)
Net assets at end of year (in 000's)	$ 4,109	$ 4,663	$ 6,894	$ 7,558	$ 6,557

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 108%, 96% and 63% for the years ended October 31, 2022, 2021, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.58	$ 11.20	$ 11.37	$ 10.92	$ 10.11
Net investment income (loss)	0.27(a)	0.19(a)	0.13(a)	0.18	0.20
Net realized and unrealized gain (loss)	(0.22)	(2.28)	(0.03)	0.43	0.79
Total from investment operations	0.05	(2.09)	0.10	0.61	0.99
Less distributions:
From net investment income	(0.27)	(0.20)	(0.14)	(0.16)	(0.18)
From net realized gain on investments	—	(0.33)	(0.13)	—	—
Return of capital	—	(0.00)‡	—	—	—
Total distributions	(0.27)	(0.53)	(0.27)	(0.16)	(0.18)
Net asset value at end of year	$ 8.36	$ 8.58	$ 11.20	$ 11.37	$ 10.92
Total investment return (b)	0.44%	(19.34)%	0.85%	5.64%	9.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.01%	1.88%	1.17%	1.36%	1.73%
Net expenses (c)	1.87%	1.79%	1.79%	1.80%	1.80%
Expenses (before waiver/reimbursement) (c)	1.93%	1.84%	1.79%	1.80%	1.81%
Portfolio turnover rate	119%	98%(d)	111%(d)	123%	100%(d)
Net assets at end of year (in 000’s)	$ 416	$ 606	$ 1,087	$ 1,838	$ 2,515

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 108%, 96% and 63% for the years ended October 31, 2022, 2021, 2020 and 2019, respectively.

	Year Ended October 31,
Class C	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.59	$ 11.21	$ 11.38	$ 10.93	$ 10.12
Net investment income (loss)	0.27(a)	0.18(a)	0.13(a)	0.14	0.20
Net realized and unrealized gain (loss)	(0.21)	(2.27)	(0.03)	0.47	0.79
Total from investment operations	0.06	(2.09)	0.10	0.61	0.99
Less distributions:
From net investment income	(0.27)	(0.20)	(0.14)	(0.16)	(0.18)
From net realized gain on investments	—	(0.33)	(0.13)	—	—
Return of capital	—	(0.00)‡	—	—	—
Total distributions	(0.27)	(0.53)	(0.27)	(0.16)	(0.18)
Net asset value at end of year	$ 8.38	$ 8.59	$ 11.21	$ 11.38	$ 10.93
Total investment return (b)	0.56%	(19.32)%	0.85%	5.64%	9.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.01%	1.83%	1.17%	1.35%	1.74%
Net expenses (c)	1.87%	1.79%	1.79%	1.80%	1.80%
Expenses (before waiver/reimbursement) (c)	1.93%	1.84%	1.79%	1.80%	1.81%
Portfolio turnover rate	119%	98%(d)	111%(d)	123%	100%(d)
Net assets at end of year (in 000’s)	$ 3,348	$ 4,480	$ 10,449	$ 18,434	$ 11,916

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 108%, 96% and 63% for the years ended October 31, 2022, 2021, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay Total Return Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.57	$ 11.18	$ 11.36	$ 10.91	$ 10.10
Net investment income (loss)	0.39(a)	0.30(a)	0.27(a)	0.29	0.31
Net realized and unrealized gain (loss)	(0.21)	(2.25)	(0.04)	0.45	0.81
Total from investment operations	0.18	(1.95)	0.23	0.74	1.12
Less distributions:
From net investment income	(0.40)	(0.33)	(0.28)	(0.29)	(0.31)
From net realized gain on investments	—	(0.33)	(0.13)	—	—
Return of capital	—	(0.00)‡	—	—	—
Total distributions	(0.40)	(0.66)	(0.41)	(0.29)	(0.31)
Net asset value at end of year	$ 8.35	$ 8.57	$ 11.18	$ 11.36	$ 10.91
Total investment return (b)	1.88%	(18.30)%	2.11%	6.91%	11.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.43%	3.01%	2.39%	2.56%	2.93%
Net expenses (c)	0.45%	0.53%	0.58%	0.60%	0.60%
Expenses (before waiver/reimbursement) (c)	0.65%	0.58%	0.58%	0.60%	0.64%
Portfolio turnover rate	119%	98%(d)	111%(d)	123%	100%(d)
Net assets at end of year (in 000’s)	$ 61,667	$ 94,122	$ 720,466	$ 686,829	$ 1,056,594

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 108%, 96% and 63% for the years ended October 31, 2022, 2021, 2020 and 2019, respectively.

	Year Ended October 31,
Class R1	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.57	$ 11.18	$ 11.35	$ 10.90	$ 10.10
Net investment income (loss)	0.37(a)	0.31(a)	0.26(a)	0.26	0.29
Net realized and unrealized gain (loss)	(0.21)	(2.27)	(0.03)	0.47	0.80
Total from investment operations	0.16	(1.96)	0.23	0.73	1.09
Less distributions:
From net investment income	(0.38)	(0.32)	(0.27)	(0.28)	(0.29)
From net realized gain on investments	—	(0.33)	(0.13)	—	—
Return of capital	—	(0.00)‡	—	—	—
Total distributions	(0.38)	(0.65)	(0.40)	(0.28)	(0.29)
Net asset value at end of year	$ 8.35	$ 8.57	$ 11.18	$ 11.35	$ 10.90
Total investment return (b)	1.65%	(18.31)%	2.01%	6.81%	10.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.21%	3.10%	2.29%	2.47%	2.97%
Net expenses (c)	0.68%	0.61%	0.68%	0.70%	0.70%
Expenses (before waiver/reimbursement) (c)	0.76%	0.67%	0.68%	0.70%	0.74%
Portfolio turnover rate	119%	98%(d)	111%(d)	123%	100%(d)
Net assets at end of year (in 000’s)	$ 24	$ 24	$ 29	$ 29	$ 27

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 108%, 96% and 63% for the years ended October 31, 2022, 2021, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R2	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.57	$ 11.18	$ 11.35	$ 10.90	$ 10.09
Net investment income (loss)	0.35(a)	0.28(a)	0.23(a)	0.25	0.27
Net realized and unrealized gain (loss)	(0.22)	(2.26)	(0.03)	0.46	0.81
Total from investment operations	0.13	(1.98)	0.20	0.71	1.08
Less distributions:
From net investment income	(0.35)	(0.30)	(0.24)	(0.26)	(0.27)
From net realized gain on investments	—	(0.33)	(0.13)	—	—
Return of capital	—	(0.00)‡	—	—	—
Total distributions	(0.35)	(0.63)	(0.37)	(0.26)	(0.27)
Net asset value at end of year	$ 8.35	$ 8.57	$ 11.18	$ 11.35	$ 10.90
Total investment return (b)	1.39%	(18.52)%	1.75%	6.54%	10.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.96%	2.85%	2.02%	2.21%	2.57%
Net expenses (c)	0.93%	0.87%	0.93%	0.95%	0.95%
Expenses (before waiver/reimbursement) (c)	1.01%	0.93%	0.93%	0.95%	0.99%
Portfolio turnover rate	119%	98%(d)	111%(d)	123%	100%(d)
Net assets at end of year (in 000’s)	$ 28	$ 27	$ 33	$ 87	$ 81

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 108%, 96% and 63% for the years ended October 31, 2022, 2021, 2020 and 2019, respectively.

	Year Ended October 31,
Class R3	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.57	$ 11.18	$ 11.35	$ 10.90	$ 10.10
Net investment income (loss)	0.33(a)	0.26(a)	0.20(a)	0.22	0.24
Net realized and unrealized gain (loss)	(0.22)	(2.27)	(0.03)	0.46	0.80
Total from investment operations	0.11	(2.01)	0.17	0.68	1.04
Less distributions:
From net investment income	(0.33)	(0.27)	(0.21)	(0.23)	(0.24)
From net realized gain on investments	—	(0.33)	(0.13)	—	—
Return of capital	—	(0.00)‡	—	—	—
Total distributions	(0.33)	(0.60)	(0.34)	(0.23)	(0.24)
Net asset value at end of year	$ 8.35	$ 8.57	$ 11.18	$ 11.35	$ 10.90
Total investment return (b)	1.15%	(18.71)%	1.50%	6.28%	10.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.71%	2.62%	1.79%	1.96%	2.30%
Net expenses (c)	1.18%	1.11%	1.18%	1.20%	1.20%
Expenses (before waiver/reimbursement) (c)	1.26%	1.17%	1.18%	1.20%	1.24%
Portfolio turnover rate	119%	98%(d)	111%(d)	123%	100%(d)
Net assets at end of year (in 000’s)	$ 458	$ 483	$ 509	$ 329	$ 251

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 108%, 96% and 63% for the years ended October 31, 2022, 2021, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay Total Return Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R6	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.57	$ 11.18	$ 11.35	$ 10.91	$ 10.10
Net investment income (loss)	0.39(a)	0.31(a)	0.27(a)	0.28	0.30
Net realized and unrealized gain (loss)	(0.21)	(2.26)	(0.02)	0.46	0.82
Total from investment operations	0.18	(1.95)	0.25	0.74	1.12
Less distributions:
From net investment income	(0.40)	(0.33)	(0.29)	(0.30)	(0.31)
From net realized gain on investments	—	(0.33)	(0.13)	—	—
Return of capital	—	(0.00)‡	—	—	—
Total distributions	(0.40)	(0.66)	(0.42)	(0.30)	(0.31)
Net asset value at end of year	$ 8.35	$ 8.57	$ 11.18	$ 11.35	$ 10.91
Total investment return (b)	1.89%	(18.20)%	2.16%	6.89%	11.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.44%	3.13%	2.43%	2.61%	2.98%
Net expenses (c)	0.45%	0.50%	0.53%	0.53%	0.53%
Expenses (before waiver/reimbursement) (c)	0.53%	0.54%	0.53%	0.53%	0.53%
Portfolio turnover rate	119%	98%(d)	111%(d)	123%	100%(d)
Net assets at end of year (in 000’s)	$ 243,909	$ 272,227	$ 542,147	$ 716,703	$ 185,733

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 108%, 96% and 63% for the years ended October 31, 2022, 2021, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Financial Highlights selected per share data and ratios
	Year Ended October 31,			August 31, 2020^ through October 31,
SIMPLE Class	2023	2022	2021	2020
Net asset value at beginning of year	$ 8.62	$ 11.24	$ 11.41	$ 11.52*
Net investment income (loss)	0.34	0.24(a)	0.19(a)	0.03
Net realized and unrealized gain (loss)	(0.22)	(2.28)	(0.03)	(0.11)
Total from investment operations	0.12	(2.04)	0.16	(0.08)
Less distributions:
From net investment income	(0.34)	(0.25)	(0.20)	(0.03)
From net realized gain on investments	—	(0.33)	(0.13)	—
Return of capital	—	(0.00)‡	—	—
Total distributions	(0.34)	(0.58)	(0.33)	(0.03)
Net asset value at end of year	$ 8.40	$ 8.62	$ 11.24	$ 11.41
Total investment return (b)	1.21%	(18.85)%	1.39%	(0.66)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.79%	2.43%	1.69%	1.80%††
Net expenses (c)	1.10%	1.28%	1.29%	1.26%††
Expenses (before waiver/reimbursement) (c)	1.18%	1.33%	1.29%	1.26%††
Portfolio turnover rate	119%	98%(d)	111%(d)	123%
Net assets at end of year (in 000’s)	$ 21	$ 20	$ 25	$ 25

^	Inception date.
‡	Less than one cent per share.
*	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate not including mortgage dollar rolls was 96% and 108% for the years ended October 31, 2022 and 2021 respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay MacKay Total Return Bond Fund

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Total Return Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Investor Class	February 28, 2008
Class B^	January 2, 2004
Class C	January 2, 2004
Class I	January 2, 1991
Class R1*	June 29, 2012
Class R2*	June 29, 2012
Class R3*	February 29, 2016
Class R6	December 29, 2014
SIMPLE Class	August 31, 2020

^	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders and will be converted into Class A or Investor Class shares based on shareholder eligibility on or about February 28, 2024.
*	As of October 31, 2023, Class R1, Class R2 and Class R3 shares are closed to new investors and, upon the close of business on December 29, 2023, Class R1, Class R2 and Class R3 shares are closed to additional investments by existing shareholders. Additionally, Class R1, Class R2 and Class R3 shares will be liquidated on or about February 28, 2024 (the "Liquidation Date"). It is expected that the Fund will distribute to remaining shareholders invested in Class R1, Class R2 or Class R3 shares, on or promptly after the Liquidation Date, a liquidating distribution in cash or cash equivalents equal to the net asset value of such shares.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
At a meeting held on September 25-26, 2023, the Board of Trustees (the “Board”) of the Trust, after careful consideration of a number of factors and upon the recommendation of the Fund’s investment adviser, New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), approved a proposal to liquidate Class R1, Class R2 and Class R3 shares of the Fund on or about February 28, 2024, pursuant to the terms of a plan of liquidation.
In addition, the Board approved a proposal to accelerate the conversion of the Fund’s Class B shares into Class A shares, or Investor Class shares, based on shareholder eligibility.  Class B shareholders of the Fund will receive Class A shares of the Fund if they hold at least $15,000 of

35

Notes to Financial Statements (continued)
Class B shares of the Fund on or around February 28, 2024; otherwise, Class B shareholders of the Fund will receive Investor Class shares of the Fund.
The Fund's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated New York Life Investments as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2023, is included at the end of the Portfolio of Investments.

36	MainStay MacKay Total Return Bond Fund

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy. No securities held by the Fund as of October 31, 2023, were fair valued in such a manner.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2023 were fair valued utilizing significant unobservable inputs obtained from the pricing service.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between
37

Notes to Financial Statements (continued)
such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Fund's procedures described above. The liquidity of the Fund's investments was determined as of October 31, 2023, and can change at any time. Illiquid investments as of October 31, 2023, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively. Income from payment-in-kind securities is accreted daily based on the effective interest method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not

38	MainStay MacKay Total Return Bond Fund

included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of October 31, 2023, are shown in the Portfolio of Investments.
(H) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank, the Secured Overnight Financing Rate ("SOFR") or an alternative reference rate.
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2023, the Fund did not hold any unfunded commitments.
(I) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets
39

Notes to Financial Statements (continued)
arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(J) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2023, are shown in the Portfolio of Investments.
(K) Dollar Rolls. The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are "to be announced," therefore, the Fund accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty. During the year ended October 31, 2023, the Fund did not invest in Dollar Rolls.
(L) Foreign Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(M) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that have relied or continue to rely on the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority ("FCA"), which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. In connection with supervisory guidance from U.S. regulators, certain U.S. regulated entities have generally ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on Secured Overnight Financing Rate ("SOFR") (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law

40	MainStay MacKay Total Return Bond Fund

became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Certain of the Fund's investments may involve individual tough legacy contracts which may be subject to the Adjustable Interest Rate (LIBOR) Act or synthetic LIBOR and no assurances can be given that these measures will have had the intended effects. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. Any such effects of the transition process, including unforeseen effects, could result in losses to the Fund.
(N) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
(O) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(P) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of October 31, 2023:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$131,444	$131,444
Total Fair Value	$131,444	$131,444

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(4,382,201)	$(4,382,201)
Total Fair Value	$(4,382,201)	$(4,382,201)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2023:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Transactions	$(7,265,832)	$(7,265,832)
Total Net Realized Gain (Loss)	$(7,265,832)	$(7,265,832)

41

Notes to Financial Statements (continued)
Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(887,588)	$(887,588)
Total Net Change in Unrealized Appreciation (Depreciation)	$(887,588)	$(887,588)

Average Notional Amount	Total
Futures Contracts Long	$107,922,119
Futures Contracts Short	$ (8,513,819)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $1 billion; 0.44% from $1 billion to $3 billion; and 0.43% in excess of $3 billion. During the year ended October 31, 2023, the effective management fee rate was 0.45% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: 0.88% for Class A shares and 0.45% for Class I shares. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Investor Class shares, Class B shares, Class C shares, Class R1 shares, Class R2 shares, Class R3 shares and SIMPLE Class shares. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R1, Class R2 and Class R3 shares of the Fund do not exceed 0.70%, 0.95% and 1.20%, respectively, of the Fund’s average daily net assets. These voluntary waivers or reimbursements may be discontinued at any time without notice.
During the year ended October 31, 2023, New York Life Investments earned fees from the Fund in the amount of $1,878,427 and waived fees and/or reimbursed expenses in the amount of $428,398 and paid the Subadvisor fees in the amount of $725,014.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the

42	MainStay MacKay Total Return Bond Fund

Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the year ended October 31, 2023, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 26
Class R2	29
Class R3	501
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2023, were $5,430 and $674, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the year ended October 31, 2023, of $423, $82 and $82, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 70,979	$—
Investor Class	18,998	—
Class B	2,094	—
Class C	16,753	—
Class I	119,413	—
Class R1	34	—
Class R2	39	—
Class R3	669	—
Class R6	10,570	—
SIMPLE Class	32	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$374,661	0.6%
Class R1	24,292	99.7
Class R2	27,457	99.7
Class R3	25,317	5.5
Class R6	26,584	0.0‡
SIMPLE Class	20,611	99.7

‡	Less than one-tenth of a percent.
43

Notes to Financial Statements (continued)
Note 4-Federal Income Tax
As of October 31, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$402,584,551	$1,433,335	$(45,489,630)	$(44,056,295)
As of October 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$134,777	$(63,495,657)	$(13,084)	$(44,154,665)	$(107,528,629)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and mark to market on futures contracts.
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $63,495,657, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$26,683	$36,812
During the years ended October 31, 2023 and October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$18,102,005	$23,740,154
Long-Term Capital Gains	—	18,805,868
Return of Capital	—	172,082
Total	$18,102,005	$42,718,104
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple SOFR + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2023, purchases and sales of U.S. government securities were $238,410 and $288,321, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $246,170 and $261,552, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2023 and October 31, 2022, were as follows:

44	MainStay MacKay Total Return Bond Fund

Class A	Shares	Amount
Year ended October 31, 2023:
Shares sold	1,336,524	$ 12,009,159
Shares issued to shareholders in reinvestment of distributions	225,233	1,995,767
Shares redeemed	(2,404,821)	(21,340,980)
Net increase (decrease) in shares outstanding before conversion	(843,064)	(7,336,054)
Shares converted into Class A (See Note 1)	45,479	403,871
Shares converted from Class A (See Note 1)	(790)	(6,740)
Net increase (decrease)	(798,375)	$ (6,938,923)
Year ended October 31, 2022:
Shares sold	789,544	$ 8,073,585
Shares issued to shareholders in reinvestment of distributions	437,720	4,500,205
Shares redeemed	(2,750,861)	(27,384,604)
Net increase (decrease) in shares outstanding before conversion	(1,523,597)	(14,810,814)
Shares converted into Class A (See Note 1)	33,307	341,580
Net increase (decrease)	(1,490,290)	$ (14,469,234)

Investor Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	21,347	$ 190,107
Shares issued to shareholders in reinvestment of distributions	19,166	170,877
Shares redeemed	(86,094)	(765,645)
Net increase (decrease) in shares outstanding before conversion	(45,581)	(404,661)
Shares converted into Investor Class (See Note 1)	22,716	202,510
Shares converted from Investor Class (See Note 1)	(28,987)	(258,759)
Net increase (decrease)	(51,852)	$ (460,910)
Year ended October 31, 2022:
Shares sold	18,401	$ 187,043
Shares issued to shareholders in reinvestment of distributions	34,395	355,385
Shares redeemed	(116,449)	(1,174,918)
Net increase (decrease) in shares outstanding before conversion	(63,653)	(632,490)
Shares converted into Investor Class (See Note 1)	11,696	117,451
Shares converted from Investor Class (See Note 1)	(20,166)	(213,878)
Net increase (decrease)	(72,123)	$ (728,917)

Class B	Shares	Amount
Year ended October 31, 2023:
Shares sold	9	$ 91
Shares issued to shareholders in reinvestment of distributions	1,659	14,733
Shares redeemed	(12,098)	(107,511)
Net increase (decrease) in shares outstanding before conversion	(10,430)	(92,687)
Shares converted from Class B (See Note 1)	(10,455)	(92,850)
Net increase (decrease)	(20,885)	$ (185,537)
Year ended October 31, 2022:
Shares sold	215	$ 2,273
Shares issued to shareholders in reinvestment of distributions	4,337	45,048
Shares redeemed	(21,775)	(214,657)
Net increase (decrease) in shares outstanding before conversion	(17,223)	(167,336)
Shares converted from Class B (See Note 1)	(9,185)	(91,192)
Net increase (decrease)	(26,408)	$ (258,528)

Class C	Shares	Amount
Year ended October 31, 2023:
Shares sold	28,064	$ 251,509
Shares issued to shareholders in reinvestment of distributions	13,540	120,424
Shares redeemed	(135,149)	(1,207,734)
Net increase (decrease) in shares outstanding before conversion	(93,545)	(835,801)
Shares converted from Class C (See Note 1)	(27,977)	(249,422)
Net increase (decrease)	(121,522)	$ (1,085,223)
Year ended October 31, 2022:
Shares sold	43,235	$ 437,164
Shares issued to shareholders in reinvestment of distributions	41,654	435,954
Shares redeemed	(476,819)	(4,733,579)
Net increase (decrease) in shares outstanding before conversion	(391,930)	(3,860,461)
Shares converted from Class C (See Note 1)	(18,813)	(184,493)
Net increase (decrease)	(410,743)	$ (4,044,954)

45

Notes to Financial Statements (continued)
Class I	Shares	Amount
Year ended October 31, 2023:
Shares sold	1,328,814	$ 11,845,018
Shares issued to shareholders in reinvestment of distributions	441,739	3,925,913
Shares redeemed	(5,368,675)	(47,194,900)
Net increase (decrease) in shares outstanding before conversion	(3,598,122)	(31,423,969)
Shares converted into Class I (See Note 1)	158	1,390
Net increase (decrease)	(3,597,964)	$ (31,422,579)
Year ended October 31, 2022:
Shares sold	2,135,672	$ 21,568,533
Shares issued to shareholders in reinvestment of distributions	815,917	8,370,485
Shares redeemed	(56,387,869)	(623,435,691)
Net increase (decrease) in shares outstanding before conversion	(53,436,280)	(593,496,673)
Shares converted into Class I (See Note 1)	3,262	30,532
Net increase (decrease)	(53,433,018)	$(593,466,141)

Class R1	Shares	Amount
Year ended October 31, 2023:
Shares issued to shareholders in reinvestment of distributions	121	$ 1,072
Net increase (decrease)	121	$ 1,072
Year ended October 31, 2022:
Shares issued to shareholders in reinvestment of distributions	173	$ 1,758
Net increase (decrease)	173	$ 1,758

Class R2	Shares	Amount
Year ended October 31, 2023:
Shares issued to shareholders in reinvestment of distributions	128	$ 1,140
Net increase (decrease)	128	$ 1,140
Year ended October 31, 2022:
Shares issued to shareholders in reinvestment of distributions	188	$ 1,917
Net increase (decrease)	188	$ 1,917

Class R3	Shares	Amount
Year ended October 31, 2023:
Shares sold	6,133	$ 53,842
Shares issued to shareholders in reinvestment of distributions	460	4,066
Shares redeemed	(8,063)	(71,558)
Net increase (decrease)	(1,470)	$ (13,650)
Year ended October 31, 2022:
Shares sold	12,519	$ 120,023
Shares issued to shareholders in reinvestment of distributions	591	6,037
Shares redeemed	(2,289)	(23,247)
Net increase (decrease)	10,821	$ 102,813

Class R6	Shares	Amount
Year ended October 31, 2023:
Shares sold	2,791,732	$ 24,681,969
Shares issued to shareholders in reinvestment of distributions	1,319,851	11,688,445
Shares redeemed	(6,668,713)	(59,667,348)
Net increase (decrease)	(2,557,130)	$ (23,296,934)
Year ended October 31, 2022:
Shares sold	3,239,611	$ 29,773,647
Shares issued to shareholders in reinvestment of distributions	2,775,072	28,667,785
Shares redeemed	(22,728,520)	(226,813,465)
Net increase (decrease)	(16,713,837)	$(168,372,033)

SIMPLE Class	Shares	Amount
Year ended October 31, 2023:
Shares issued to shareholders in reinvestment of distributions	92	$ 814
Net increase (decrease)	92	$ 814
Year ended October 31, 2022:
Shares issued to shareholders in reinvestment of distributions	130	$ 1,342
Net increase (decrease)	130	$ 1,342
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.

46	MainStay MacKay Total Return Bond Fund

Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
47

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay Total Return Bond Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with custodians, the transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 22, 2023
48	MainStay MacKay Total Return Bond Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
In February 2024, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2023. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2023.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
49

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
50	MainStay MacKay Total Return Bond Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
51

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
52	MainStay MacKay Total Return Bond Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
53

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5013953MS139-23	MSTRB11-12/23
(NYLIM) NL229

MainStay Short Term Bond Fund

Message from the President and Annual Report
October 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Volatile economic and geopolitical forces drove market behavior during the 12-month reporting period ended October 31, 2023. While equity markets generally gained ground, bond prices trended broadly lower.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation and interest rate trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 7.1% in November 2022, and to 3.2% in October 2023. At the same time, the Fed increased the benchmark federal funds rate from 3.75%–4.00% at the beginning of the reporting period to 5.25%–5.50% as of October 31, 2023. As the pace of rate increases slowed during the period, investors hoped for an early shift to a looser monetary policy. However, comments from Fed members late in the period reinforced the central bank’s hawkish stance in response to surprisingly robust U.S. economic growth and rising wage pressures, thus increasing the likelihood that interest rates would stay higher for longer. International developed markets exhibited similar dynamics of elevated inflation and rising interest rates.
Despite the backdrop of high interest rates—along with political dysfunction in Washington D.C. and intensifying global geopolitical instability—equity markets managed to advance, supported by healthy consumer spending trends and persistent domestic economic growth. The S&P 500® Index, a widely regarded benchmark of large-cap U.S. market performance, gained ground, bolstered by the strong performance of energy stocks amid surging petroleum prices and mega-cap, growth-oriented, technology-related shares, which rose as investors flocked to companies creating the infrastructure for developments in artificial intelligence. Smaller-cap stocks and value-oriented shares produced milder returns. Among industry sectors, energy and information technology posted the strongest gains. Real estate declined most sharply under pressure from rising mortgage rates and weak levels of office occupancy. Developed international markets outperformed U.S. markets, with Europe benefiting during the first half of the period from unexpected economic resilience in the face of rising energy prices and the ongoing war in Ukraine. Emerging markets posted positive results but lagged developed markets, largely due to slow economic growth in China despite the relaxation of pandemic-era lockdowns.
Bond prices were driven lower by rising yields and increasing expectations of high interest rates for an extended period of time. The U.S. yield curve steepened, with the 30-year Treasury yield exceeding 5% for the first time in more than a decade. The yield curve remained inverted, with the 10-year Treasury yield ending the period at 4.88%, compared with 5.07% for the 2-year Treasury yield. Corporate bonds outperformed long-term Treasury bonds, but still trended lower under pressure from rising yields and an uptick in default rates. Among corporates, lower-credit-quality instruments performed slightly better than their higher-credit-quality counterparts, while floating rate securities performed better still.
In the face of today’s uncertain market environment, New York Life Investments remains dedicated to providing the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges.  For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2023
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 1.00% Initial Sales Charge	With sales charges	1/2/2004	1.89%	1.28%	1.20%	0.88%
		Excluding sales charges		2.92	1.90	1.51	0.88
Investor Class Shares[2,3]	Maximum 0.50% Initial Sales Charge	With sales charges	2/28/2008	2.32	1.08	1.00	1.32
		Excluding sales charges		2.83	1.70	1.31	1.32
Class I Shares	No Sales Charge		1/2/1991	3.27	2.22	1.83	0.60
SIMPLE Class Shares	No Sales Charge		8/31/2020	2.56	N/A	-1.31	1.23

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to February 28, 2020, the maximum initial sales charge applicable was 3.00%, which is reflected in the average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge was 1.00%, which is reflected in the average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Bloomberg 1-3 Year U.S. Government/Credit Bond Index[1]	3.23%	1.25%	1.03%
Morningstar U.S. Fund Short-Term Bond Category Average[2]	3.84	1.33	1.23

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Bloomberg 1-3 Year U.S. Government/Credit Bond Index is the Fund's primary broad-based securities market index for comparison purposes. The Bloomberg 1-3 Year U.S. Government/Credit Bond Index is an unmanaged index comprised of investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities, with maturities of one to three years. Results assume reinvestment of all income.
2.	The Morningstar U.S. Fund Short-Term Bond Category Average is representative of funds that invest primarily in corporate and other investment-grade U.S. fixed-income issues and typically have durations of 1.0 to 3.5 years. These funds are attractive to fairly conservative investors, because they are less sensitive to interest rates than funds with longer durations. Morningstar calculates monthly breakpoints using the effective duration of the Morningstar Core Bond Index in determining duration assignment. Short-term is defined as 25% to 75% of the three-year average effective duration of the MCBI. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Short Term Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Short Term Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,001.80	$3.73	$1,021.47	$3.77	0.74%
Investor Class Shares	$1,000.00	$1,000.80	$4.64	$1,020.57	$4.69	0.92%
Class I Shares	$1,000.00	$1,003.50	$2.02	$1,023.19	$2.04	0.40%
SIMPLE Class Shares	$1,000.00	$1,000.10	$5.39	$1,019.81	$5.45	1.07%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2023 (Unaudited)
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2023 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Notes, 0.25%-5.00%, due 12/31/23–8/15/33
2.	iShares 1-5 Year Investment Grade Corporate Bond ETF
3.	Bank of America Corp., 4.20%-5.202%, due 8/26/24–4/25/29
4.	Morgan Stanley, 4.679%-6.138%, due 7/17/26–4/20/29
5.	GNMA, 0.43%-5.00%, due 9/20/48–4/16/63
6.	Deutsche Bank AG, 6.119%, due 7/14/26
7.	Pacific Gas and Electric Co., 3.25%-6.10%, due 2/16/24–3/1/29
8.	Barclays plc, 3.65%-7.385%, due 3/16/25–11/2/28
9.	FNMA, 1.972%-2.50%, due 2/25/51–8/1/51
10.	Invesco US CLO Ltd., 7.212%-7.412%, due 4/22/35–4/21/36

8	MainStay Short Term Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Kenneth Sommer and Matthew Downs of NYL Investors LLC, the Fund’s Subadvisor.
How did MainStay Short Term Bond Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2023?
For the 12 months ended October 31, 2023, Class I shares of MainStay Short Term Bond Fund returned 3.27%, outperforming the 3.23% return of the Fund’s benchmark, the Bloomberg 1–3 Year U.S. Government/Credit Bond Index (the “Index”). Over the same period, Class I shares underperformed the 3.84% return of the Morningstar U.S. Fund Short-Term Bond Category Average.1
Were there any changes to the Fund during the reporting period?
Effective June 30, 2023, AJ Rzad was removed as a portfolio manager of the Fund. Please see the supplement dated March 3, 2023, for more information. Effective February 28, 2023, Matthew Downs was added as a portfolio manager of the Fund.
What factors affected the Fund’s relative performance during the reporting period?
Relative to the Index, the Fund held overweight positions in corporate securities, asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) throughout the reporting period. To facilitate these overweight positions, the Fund maintained underweight exposure to the U.S. Treasury sector. Option-adjusted spreads2 (OAS) on the Index tightened one basis point during the reporting period. (A basis point is one one-hundredth of a percentage point.) Overweight exposure to ABS, both fixed rate and floating rate, made the strongest positive contribution to the Fund’s relative performance during the reporting period. (Contributions take weightings and total returns into account.) The corporate sector was the second-best performing sector. Overweight positions in CMBS also added to performance. Underweight positions in Treasury securities detracted from performance during the reporting period.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
During the reporting period, the Fund’s investment in derivatives was limited to interest rate derivatives used to keep the duration3 of the Fund in line with the portfolio managers’ target. Generally speaking, these interest rate derivatives had a negative impact on performance.
What was the Fund’s duration strategy during the reporting period?
During the first half of the reporting period, the Fund largely maintained a duration shorter than that of the Index in the front end of the yield curve4 (0–2 year) and a duration longer than the Index in the 7–10 year part of the yield curve. This yield curve positioning detracted from performance as interest rates moved higher throughout the reporting period. During the second half of the reporting period, the Fund maintained a duration longer than the Index in the 5–year part of the yield curve. This positioning detracted from performance as interest rates moved higher throughout the reporting period. As of October 31, 2023, the Fund’s duration was 1.95 years, compared to a duration of 1.85 years for the Index.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the Fund maintained overweight exposure relative to the Index in the financial and utility subsectors, which was accretive to the Fund’s relative performance. Among financials, overweight exposure to the finance company and banking subsectors had the most positive impact on relative performance, particularly holdings in Deutsche Bank, Standard Chartered plc and UBS Group AG. Among utilities, overweight exposure to the electric subsector had the most positive impact on relative performance, specifically holdings in Nextera Energy Capital Holdings Inc. and Southern California Edison Company. Among industrials, which was at benchmark weight, performance in the media & entertainment, energy and automotive subsectors was especially strong.
Within securitized products, ABS was the best performing sector. Within the floating-rate subcomponent of the ABS sector, AAA and AA-rated collateralized loan obligations were accretive to relative performance.5 Within the fixed-rate subcomponent of the ABS sector, equipment, student loan and specialty finance securities added to relative performance. Within the CMBS sector, the Fund’s overweight position in the non-agency subcomponent detracted

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
9

from performance. Underweight exposure to the U.S. Treasury sector also detracted from relative performance.
What were some of the Fund’s largest purchases and sales during the reporting period?
The largest additions to the Fund during the reporting period included shares of iShares 1–5 Year Investment Grade Corporate Bond ETF and bonds issued by Deutsche Bank AG (New York branch), Barclays plc, Bank of America Corp. and Danske Bank A/S. The largest reductions during the same period included bonds issued by Sumitomo Mitsui Financial Group, Banco Santander SA, Charter Communications Operating LLC, Standard Chartered plc and Virginia Electric and Power Co.
How did the Fund’s weightings change during the reporting period?
Throughout the reporting period, we increased the Fund’s allocation to the non-agency subcomponent of the mortgage-backed sector. This sector offered a superior yield compared to other similar duration asset classes. We also reduced the Fund’s U.S. government agency exposure, particularly in the callable agency subcomponent. With the expectation of interest rates continuing to rise, we reduced the Fund’s exposure to negatively convex6 assets that would underperform in a rising rate environment. Toward the middle of the reporting period, we increased the Fund’s allocation to agency MBS, as the OAS being offered in the sector reached the widest levels in over a decade. Toward the end of the reporting period, we increased the Fund’s allocation to U.S. regional banks. We concentrated specifically on the U.S. super and U.S. mid-tier subcomponents, as regional banks issued near OAS levels not seen since the regional banking crisis in March 2023.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2023, the Fund held its most significantly overweight exposure relative to the Index in ABS. Within the corporate sector, the Fund held overweight positions in financials and utilities. The Fund also held overweight positions in MBS and CMBS. As of the same date, the Fund held relatively underweight positions in the sovereign, supranational, foreign agency and foreign local government sectors, as well as in U.S. Treasury securities.
6.	Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay Short Term Bond Fund

Portfolio of Investments October 31, 2023†^
	Principal Amount	Value
Long-Term Bonds 95.3%
Asset-Backed Securities 10.9%
Automobile Asset-Backed Securities 1.9%
BOF URSA VI Funding Trust I
Series 2023-CAR2, Class A2
5.542%, due 10/27/31 (a)	$ 558,597	$ 550,164
BOF VII AL Funding Trust I
Series 2023-CAR3, Class A2
6.291%, due 7/26/32 (a)	868,076	861,743
Carvana Auto Receivables Trust
Series 2022-P3, Class A3
4.61%, due 11/10/27	500,000	489,284
GM Financial Automobile Leasing Trust
Series 2023-1, Class A2A
5.27%, due 6/20/25	1,489,816	1,485,293
		3,386,484
Other Asset-Backed Securities 9.0%
522 Funding CLO Ltd.
Series 2019-4A, Class BR
7.277% (3 Month SOFR + 1.862%), due 4/20/30 (a)(b)	1,000,000	986,858
ALLO Issuer LLC
Series 2023-1A, Class A2
6.20%, due 6/20/53 (a)	800,000	744,068
Apidos CLO XXX
Series XXXA, Class A2
7.257% (3 Month SOFR + 1.862%), due 10/18/31 (a)(b)	500,000	492,876
ARES XXXVIII CLO Ltd.
Series 2015-38A, Class BR
7.077% (3 Month SOFR + 1.662%), due 4/20/30 (a)(b)	500,000	488,152
Ballyrock CLO 23 Ltd.
Series 2023-23A, Class A1
7.358% (3 Month SOFR + 1.98%), due 4/25/36 (a)(b)	500,000	500,201
Benefit Street Partners CLO XXX Ltd.
Series 2023-30A, Class A
7.478% (3 Month SOFR + 2.10%), due 4/25/36 (a)(b)	400,000	401,408
Cook Park CLO Ltd.
Series 2018-1A, Class B
7.064% (3 Month SOFR + 1.662%), due 4/17/30 (a)(b)	500,000	490,964
CyrusOne Data Centers Issuer I LLC
Series 2023-1A, Class A2
4.30%, due 4/20/48 (a)	500,000	437,987
	Principal Amount	Value

Other Asset-Backed Securities (continued)
EDvestinU Private Education Loan Issue No. 3 LLC
Series 2021-A, Class A
1.80%, due 11/25/45 (a)	$ 303,100	$ 260,027
Empower CLO Ltd.
Series 2023-2A, Class A1
7.54% (3 Month SOFR + 2.20%), due 7/15/36 (a)(b)	1,000,000	1,004,932
Invesco US CLO Ltd. (a)(b)
Series 2023-2A, Class A
7.212% (3 Month SOFR + 1.80%), due 4/21/36	1,000,000	998,032
Series 2023-1A, Class A1
7.412% (3 Month SOFR + 2.00%), due 4/22/35	750,000	751,182
Juniper Valley Park CLO LLC
Series 2023-1A, Class B
7.966% (3 Month SOFR + 2.55%), due 7/20/35 (a)(b)	750,000	750,872
MetroNet Infrastructure Issuer LLC (a)
Series 2022-1A, Class A2
6.35%, due 10/20/52	800,000	764,384
Series 2023-1A, Class A2
6.56%, due 4/20/53	500,000	479,486
Octagon 67 Ltd.
Series 2023-1A, Class A1
7.178% (3 Month SOFR + 1.80%), due 4/25/36 (a)(b)	1,000,000	1,000,831
Palmer Square CLO Ltd.
Series 2015-2A, Class A2R2
7.227% (3 Month SOFR + 1.812%), due 7/20/30 (a)(b)	500,000	494,133
SMB Private Education Loan Trust
Series 2021-A, Class B
2.31%, due 1/15/53 (a)	770,000	702,491
Store Master Funding I-VII XIV XIX XX XXIV
Series 2023-1A, Class A1
6.19%, due 6/20/53 (a)	997,917	954,211
Sunnova Helios XI Issuer LLC
Series 2023-A, Class A
5.30%, due 5/20/50 (a)	733,226	694,142
SVC ABS LLC
Series 2023-1A, Class A
5.15%, due 2/20/53 (a)	782,383	724,922
Texas Debt Capital CLO Ltd.
Series 2023-2A, Class A
7.362% (3 Month SOFR + 1.95%), due 7/21/35 (a)(b)	750,000	750,642

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Vibrant CLO X Ltd.
Series 2018-10A, Class A1
6.877% (3 Month SOFR + 1.462%), due 10/20/31 (a)(b)	$ 490,780	$ 487,165
Voya CLO Ltd. (a)(b)
Series 2022-4A, Class A
7.566% (3 Month SOFR + 2.15%), due 10/20/33	250,000	250,144
Series 2022-4A, Class B
8.716% (3 Month SOFR + 3.30%), due 10/20/33	250,000	250,424
		15,860,534
Total Asset-Backed Securities (Cost $19,448,542)		19,247,018
Corporate Bonds 34.0%
Auto Manufacturers 2.0%
American Honda Finance Corp.
0.55%, due 7/12/24	825,000	795,918
Ford Motor Credit Co. LLC
3.664%, due 9/8/24	900,000	876,072
6.80%, due 5/12/28	455,000	453,700
General Motors Financial Co., Inc.
6.05%, due 10/10/25	735,000	731,977
Hyundai Capital America
5.65%, due 6/26/26 (a)	565,000	557,630
Nissan Motor Acceptance Co. LLC (a)
6.95%, due 9/15/26	60,000	60,165
7.05%, due 9/15/28	140,000	138,268
		3,613,730
Banks 19.1%
ABN AMRO Bank NV
6.339% (1 Year Treasury Constant Maturity Rate + 1.65%), due 9/18/27 (a)(b)	455,000	450,016
Bank of America Corp.
4.20%, due 8/26/24	1,240,000	1,219,970
5.08%, due 1/20/27 (c)	1,535,000	1,494,269
5.202%, due 4/25/29 (c)	380,000	361,291
Bank of New York Mellon Corp. (The) (c)
4.543%, due 2/1/29	590,000	553,568
4.947%, due 4/26/27	435,000	422,773
Barclays plc
3.65%, due 3/16/25	400,000	384,662
5.829%, due 5/9/27 (c)	210,000	205,202
	Principal Amount	Value

Banks (continued)
Barclays plc (continued)
7.385% (1 Year Treasury Constant Maturity Rate + 3.30%), due 11/2/28 (b)	$ 1,330,000	$ 1,344,570
Citigroup, Inc.
5.61%, due 9/29/26 (c)	1,040,000	1,026,646
Citizens Bank NA
6.064%, due 10/24/25 (c)	1,055,000	1,008,866
Cooperatieve Rabobank UA
4.655% (1 Year Treasury Constant Maturity Rate + 1.75%), due 8/22/28 (a)(b)	310,000	290,763
Credit Suisse AG
7.95%, due 1/9/25	1,010,000	1,024,405
Danske Bank A/S
6.466% (1 Year Treasury Constant Maturity Rate + 2.10%), due 1/9/26 (a)(b)	1,625,000	1,618,304
Deutsche Bank AG
6.119%, due 7/14/26 (c)	2,090,000	2,057,523
Fifth Third Bank NA
5.852%, due 10/27/25 (c)	1,040,000	1,013,145
Goldman Sachs Group, Inc. (The)
5.70%, due 11/1/24	280,000	278,945
HSBC Holdings plc
7.336%, due 11/3/26 (c)	840,000	854,498
HSBC USA, Inc.
5.625%, due 3/17/25	1,165,000	1,157,422
Huntington National Bank (The) (c)
4.008%, due 5/16/25	580,000	563,300
5.699%, due 11/18/25	295,000	286,420
ING Groep NV
6.083%, due 9/11/27 (c)	635,000	628,941
JPMorgan Chase & Co. (c)
3.54%, due 5/1/28	650,000	594,969
5.546%, due 12/15/25	525,000	521,056
KeyBank NA
3.30%, due 6/1/25	526,000	487,869
4.15%, due 8/8/25	540,000	502,205
4.70%, due 1/26/26	250,000	232,187
Lloyds Banking Group plc
3.75%, due 1/11/27	835,000	767,718
Manufacturers & Traders Trust Co.
4.70%, due 1/27/28	485,000	439,496
5.40%, due 11/21/25	915,000	885,418

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Short Term Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Mitsubishi UFJ Financial Group, Inc.
5.354% (1 Year Treasury Constant Maturity Rate + 1.90%), due 9/13/28 (b)	$ 205,000	$ 198,448
Morgan Stanley (c)
4.679%, due 7/17/26	450,000	437,246
5.164%, due 4/20/29	1,040,000	989,485
6.138%, due 10/16/26	1,000,000	997,213
Morgan Stanley Bank NA
4.754%, due 4/21/26	620,000	603,907
National Securities Clearing Corp.
5.15%, due 5/30/25 (a)	250,000	248,190
PNC Financial Services Group, Inc. (The) (c)
4.758%, due 1/26/27	260,000	250,229
5.582%, due 6/12/29	225,000	215,428
5.812%, due 6/12/26	475,000	468,701
6.615%, due 10/20/27	610,000	611,516
Royal Bank of Canada
5.66%, due 10/25/24	430,000	428,592
Societe Generale SA
6.446% (1 Year Treasury Constant Maturity Rate + 2.55%), due 1/10/29 (a)(b)	745,000	727,895
State Street Corp.
4.857%, due 1/26/26 (c)	180,000	176,930
Toronto-Dominion Bank (The)
4.285%, due 9/13/24	350,000	345,042
Truist Financial Corp.
7.161%, due 10/30/29 (c)	300,000	301,769
U.S. Bancorp (c)
4.653%, due 2/1/29	430,000	396,920
5.775%, due 6/12/29	845,000	812,519
6.787%, due 10/26/27	440,000	443,291
UBS Group AG
6.327% (1 Year Treasury Constant Maturity Rate + 1.60%), due 12/22/27 (a)(b)	625,000	618,703
Wells Fargo & Co. (c)
4.54%, due 8/15/26	1,045,000	1,012,711
6.303%, due 10/23/29	700,000	694,211
		33,655,363
Biotechnology 0.4%
Amgen, Inc.
5.15%, due 3/2/28	665,000	649,027
	Principal Amount	Value

Chemicals 0.4%
Celanese US Holdings LLC
6.33%, due 7/15/29	$ 395,000	$ 380,755
6.55%, due 11/15/30	260,000	250,081
		630,836
Diversified Financial Services 3.3%
AerCap Ireland Capital DAC
1.65%, due 10/29/24	1,190,000	1,134,720
Air Lease Corp.
0.80%, due 8/18/24	1,005,000	961,012
American Express Co.
6.489%, due 10/30/31 (c)	440,000	440,661
Antares Holdings LP (a)
3.75%, due 7/15/27	250,000	212,359
3.95%, due 7/15/26	250,000	224,874
7.95%, due 8/11/28	500,000	489,081
Blackstone Holdings Finance Co. LLC
5.90%, due 11/3/27 (a)	475,000	470,462
Capital One Financial Corp.
4.985%, due 7/24/26 (c)	345,000	332,619
Intercontinental Exchange, Inc.
3.65%, due 5/23/25	1,040,000	1,005,534
4.00%, due 9/15/27	545,000	510,392
		5,781,714
Electric 3.6%
Duke Energy Corp.
2.45%, due 6/1/30	320,000	255,010
Enel Finance America LLC
7.10%, due 10/14/27 (a)	200,000	204,505
Florida Power & Light Co.
5.05%, due 4/1/28	595,000	582,154
National Rural Utilities Cooperative Finance Corp.
5.05%, due 9/15/28	375,000	364,222
NextEra Energy Capital Holdings, Inc.
5.78% (SOFR + 0.40%), due 11/3/23 (b)	1,285,000	1,285,000
6.051%, due 3/1/25	360,000	359,794
Pacific Gas and Electric Co.
3.25%, due 2/16/24	1,145,000	1,134,982
4.20%, due 3/1/29	246,000	214,322
5.45%, due 6/15/27	290,000	277,088
6.10%, due 1/15/29	395,000	380,046
Southern California Edison Co.
5.30%, due 3/1/28	355,000	347,071
5.85%, due 11/1/27	555,000	554,196
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Southern Co. (The)
5.15%, due 10/6/25	$ 370,000	$ 365,606
		6,323,996
Entertainment 0.2%
Warnermedia Holdings, Inc.
3.755%, due 3/15/27	305,000	280,783
Healthcare-Products 0.1%
Baxter International, Inc.
2.272%, due 12/1/28	170,000	140,678
Healthcare-Services 0.2%
HCA, Inc.
5.20%, due 6/1/28	435,000	414,169
Insurance 0.1%
Corebridge Financial, Inc.
3.50%, due 4/4/25	240,000	230,749
Internet 0.2%
Meta Platforms, Inc.
3.50%, due 8/15/27	450,000	423,076
Investment Companies 0.1%
Blackstone Private Credit Fund
7.05%, due 9/29/25	275,000	273,950
Media 0.3%
Charter Communications Operating LLC
4.908%, due 7/23/25	305,000	298,222
Paramount Global
4.00%, due 1/15/26	165,000	156,617
		454,839
Packaging & Containers 0.1%
Berry Global, Inc.
5.50%, due 4/15/28 (a)	155,000	148,330
Pharmaceuticals 0.2%
Becton Dickinson & Co.
4.693%, due 2/13/28	185,000	177,085
CVS Health Corp.
4.30%, due 3/25/28	115,000	107,742
		284,827
	Principal Amount	Value

Pipelines 1.5%
Cheniere Energy, Inc.
4.625%, due 10/15/28	$ 655,000	$ 598,470
Energy Transfer LP
5.55%, due 2/15/28	385,000	373,758
Kinder Morgan Energy Partners LP
4.15%, due 2/1/24	745,000	741,053
ONEOK, Inc.
5.55%, due 11/1/26	265,000	261,799
5.85%, due 1/15/26	275,000	274,727
Plains All American Pipeline LP
4.50%, due 12/15/26	390,000	371,676
		2,621,483
Semiconductors 0.6%
Broadcom Corp.
3.875%, due 1/15/27	500,000	467,331
Intel Corp.
4.875%, due 2/10/28	425,000	413,724
Micron Technology, Inc.
4.975%, due 2/6/26	265,000	258,249
		1,139,304
Software 0.6%
Oracle Corp.
1.65%, due 3/25/26	1,140,000	1,033,967
Telecommunications 0.7%
AT&T, Inc.
1.70%, due 3/25/26	780,000	707,975
T-Mobile USA, Inc.
2.625%, due 4/15/26	500,000	462,114
		1,170,089
Trucking & Leasing 0.3%
Penske Truck Leasing Co. LP (a)
5.75%, due 5/24/26	330,000	324,613
6.05%, due 8/1/28	185,000	181,501
		506,114
Total Corporate Bonds (Cost $60,930,428)		59,777,024
Mortgage-Backed Securities 8.1%
Agency (Collateralized Mortgage Obligations) 2.8%
FHLMC, Strips (d)
Series 390, Class C22
2.00%, due 4/15/37	4,639,138	357,073

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Short Term Bond Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FHLMC, Strips (d) (continued)
Series 390, Class C5
2.00%, due 4/15/42	$ 4,743,919	$ 427,012
FNMA (d)
REMIC, Series 2023-2, Class DI
2.00%, due 5/25/51	4,325,002	559,363
REMIC, Series 2021-3, Class TI
2.50%, due 2/25/51	4,310,431	690,868
FNMA, Strips
REMIC, Series 432, Class C2
2.00%, due 7/25/37 (d)	12,990,726	950,936
GNMA
Series 2023-66, Class BC
5.00%, due 9/20/48	989,271	942,130
UMBS, Single Family, 30 Year (e)
5.50%, due 11/25/53 TBA	500,000	474,219
6.50%, due 11/25/53 TBA	500,000	496,951
		4,898,552
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 2.2%
BWAY Mortgage Trust
Series 2013-1515, Class A2
3.454%, due 3/10/33 (a)	775,000	726,386
CENT Trust
Series 2023-CITY, Class A
7.954% (1 Month SOFR + 2.62%), due 9/15/28 (a)(b)	750,000	752,346
FHLMC, Multifamily Structured Pass-Through Certificates
Series K112, Class X1
1.433%, due 5/25/30 (d)(f)	3,609,970	260,791
FNMA, ACES
REMIC, Series 2019-M12, Class X3
0.602%, due 6/25/29 (d)(f)	13,000,000	372,836
GNMA (d)(f)
Series 2023-127
0.43%, due 7/16/57	19,678,838	310,727
Series 2023-108
0.70%, due 8/16/59	17,004,656	589,039
Series 2021-106
0.859%, due 4/16/63	8,101,197	521,624
Houston Galleria Mall Trust
Series 2015-HGLR, Class A1A2
3.087%, due 3/5/37 (a)	500,000	469,505
		4,003,254
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) 3.1%
A&D Mortgage Trust (a)(g)
Series 2023-NQM3, Class A1
6.733%, due 7/25/68	$ 982,512	$ 975,966
Series 2023-NQM4, Class A1
7.472%, due 9/25/68	750,000	749,699
BRAVO Residential Funding Trust
Series 2023-NQM4, Class A1
6.435%, due 5/25/63 (a)(g)	930,655	919,211
COLT Mortgage Loan Trust
Series 2023-3, Class A1
7.18%, due 9/25/68 (a)(g)	743,920	745,551
GCAT Trust
Series 2023-NQM3, Class A1
6.889%, due 8/25/68 (a)(h)	746,596	745,088
HOMES Trust
Series 2023-NQM2, Class A1
6.456%, due 2/25/68 (a)(g)	945,014	935,440
OBX Trust
Series 2023-NQM2, Class A1
6.319%, due 1/25/62 (a)(g)	365,818	361,790
		5,432,745
Total Mortgage-Backed Securities (Cost $14,522,405)		14,334,551
U.S. Government & Federal Agencies 42.3%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Security) 0.3%
FHLB
5.75%, due 3/9/28	525,000	518,032
Federal National Mortgage Association (Mortgage Pass-Through Securities) 0.6%
FNMA
1.972% (SOFR 30A + 2.076%), due 8/1/51 (b)	740,244	619,856
UMBS, 30 Year
6.00%, due 9/1/53	541,635	531,253
		1,151,109
United States Treasury Notes 41.4%
U.S. Treasury Notes
0.25%, due 5/15/24	5,300,000	5,152,594
2.25%, due 12/31/23	1,070,000	1,064,346
2.25%, due 4/30/24	3,000,000	2,952,070
2.50%, due 5/15/24	20,000,000	19,682,031
2.625%, due 12/31/23	2,355,000	2,343,957
3.875%, due 8/15/33	3,105,000	2,858,056
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Notes (continued)
U.S. Treasury Notes (continued)
4.25%, due 9/30/24	$ 2,500,000	$ 2,473,047
4.625%, due 10/15/26	3,005,000	2,982,697
4.875%, due 10/31/28	1,460,000	1,463,080
5.00%, due 10/31/25	31,925,000	31,886,341
		72,858,219
Total U.S. Government & Federal Agencies (Cost $74,802,020)		74,527,360
Total Long-Term Bonds (Cost $169,703,395)		167,885,953

	Shares

Exchange-Traded Fund 2.3%
iShares 1-5 Year Investment Grade Corporate Bond ETF	80,301	3,988,551
Total Exchange-Traded Fund (Cost $4,041,019)		3,988,551
Short-Term Investment 1.6%
Unaffiliated Investment Company 1.6%
JPMorgan U.S. Government Money Market Fund, IM Class, 5.283% (i)	2,775,321	2,775,321
Total Short-Term Investment (Cost $2,775,321)		2,775,321
Total Investments (Cost $176,519,735)	99.2%	174,649,825
Other Assets, Less Liabilities	0.8	1,430,242
Net Assets	100.0%	$ 176,080,067

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2023.
(c)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2023.
(d)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(e)	TBA—Security purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of October 31, 2023, the total net market value was $971,170, which represented 0.6% of the Fund’s net assets. All or a portion of this security is a part of a mortgage dollar roll agreement.
(f)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2023.
(g)	Step coupon—Rate shown was the rate in effect as of October 31, 2023.
(h)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2023.
(i)	Current yield as of October 31, 2023.

Futures Contracts
As of October 31, 2023, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 2 Year Notes	224	December 2023	$ 45,559,564	$ 45,342,500	$ (217,064)
Short Contracts
U.S. Treasury 5 Year Notes	(56)	December 2023	(5,894,414)	(5,850,687)	43,727
U.S. Treasury 10 Year Notes	(16)	December 2023	(1,764,540)	(1,698,750)	65,790
U.S. Treasury 10 Year Ultra Bonds	(29)	December 2023	(3,337,666)	(3,156,016)	181,650
U.S. Treasury Long Bonds	(4)	December 2023	(433,742)	(437,750)	(4,008)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Short Term Bond Fund

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
U.S. Treasury Ultra Bonds	(1)	December 2023	$ (115,748)	$ (112,562)	$ 3,186
Total Short Contracts					290,345
Net Unrealized Appreciation					$ 73,281

1.	As of October 31, 2023, cash in the amount of $235,102 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2023.
Abbreviation(s):
ACES—Alternative Credit Enhancement Securities
CLO—Collateralized Loan Obligation
ETF—Exchange-Traded Fund
FHLB—Federal Home Loan Bank
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
SVC—El Salvador Colon
TBA—To Be Announced
UMBS—Uniform Mortgage Backed Securities
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2023†^ (continued)
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 19,247,018	$ —	$ 19,247,018
Corporate Bonds	—	59,777,024	—	59,777,024
Mortgage-Backed Securities	—	14,334,551	—	14,334,551
U.S. Government & Federal Agencies	—	74,527,360	—	74,527,360
Total Long-Term Bonds	—	167,885,953	—	167,885,953
Exchange-Traded Fund	3,988,551	—	—	3,988,551
Short-Term Investment
Unaffiliated Investment Company	2,775,321	—	—	2,775,321
Total Investments in Securities	6,763,872	167,885,953	—	174,649,825
Other Financial Instruments
Futures Contracts (b)	294,353	—	—	294,353
Total Investments in Securities and Other Financial Instruments	$ 7,058,225	$ 167,885,953	$ —	$ 174,944,178
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (221,072)	$ —	$ —	$ (221,072)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Short Term Bond Fund

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in securities, at value (identified cost $176,519,735)	$174,649,825
Cash	3,000,000
Cash collateral on deposit at broker for futures contracts	235,102
Receivables:
Investment securities sold	1,552,883
Interest	1,212,038
Fund shares sold	492,553
Other assets	42,815
Total assets	181,185,216
Liabilities
Payables:
Investment securities purchased	4,736,516
Fund shares redeemed	247,717
Transfer agent (See Note 3)	28,488
Variation margin on futures contracts	25,897
Manager (See Note 3)	24,990
NYLIFE Distributors (See Note 3)	11,943
Professional fees	10,959
Custodian	10,498
Shareholder communication	1,043
Trustees	28
Accrued expenses	1,359
Distributions payable	5,711
Total liabilities	5,105,149
Net assets	$176,080,067
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 19,670
Additional paid-in-capital	184,531,036
184,550,706
Total distributable earnings (loss)	(8,470,639)
Net assets	$176,080,067
Class A
Net assets applicable to outstanding shares	$ 54,946,391
Shares of beneficial interest outstanding	6,143,144
Net asset value per share outstanding	$ 8.94
Maximum sales charge (1.00% of offering price)	0.09
Maximum offering price per share outstanding	$ 9.03
Investor Class
Net assets applicable to outstanding shares	$ 2,108,165
Shares of beneficial interest outstanding	234,038
Net asset value per share outstanding	$ 9.01
Maximum sales charge (0.50% of offering price)	0.05
Maximum offering price per share outstanding	$ 9.06
Class I
Net assets applicable to outstanding shares	$118,981,154
Shares of beneficial interest outstanding	13,287,953
Net asset value and offering price per share outstanding	$ 8.95
SIMPLE Class
Net assets applicable to outstanding shares	$ 44,357
Shares of beneficial interest outstanding	4,926
Net asset value and offering price per share outstanding	$ 9.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statement of Operations for the year ended October 31, 2023
Investment Income (Loss)
Income
Interest	$ 6,720,802
Dividends	83,502
Total income	6,804,304
Expenses
Manager (See Note 3)	353,110
Transfer agent (See Note 3)	148,705
Distribution/Service—Class A (See Note 3)	136,571
Distribution/Service—Investor Class (See Note 3)	5,644
Distribution/Service—SIMPLE Class (See Note 3)	193
Professional fees	86,529
Registration	67,877
Custodian	33,396
Shareholder communication	6,269
Trustees	3,671
Miscellaneous	2,809
Total expenses before waiver/reimbursement	844,774
Expense waiver/reimbursement from Manager (See Note 3)	(76,274)
Reimbursement from prior custodian(a)	(197)
Net expenses	768,303
Net investment income (loss)	6,036,001
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(3,237,960)
Futures transactions	(476,339)
Net realized gain (loss)	(3,714,299)
Net change in unrealized appreciation (depreciation) on:
Investments	1,117,090
Futures contracts	26,493
Net change in unrealized appreciation (depreciation)	1,143,583
Net realized and unrealized gain (loss)	(2,570,716)
Net increase (decrease) in net assets resulting from operations	$ 3,465,285

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Short Term Bond Fund

Statements of Changes in Net Assets
for the years ended October 31, 2023 and October 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 6,036,001	$ 1,165,967
Net realized gain (loss)	(3,714,299)	(2,819,854)
Net change in unrealized appreciation (depreciation)	1,143,583	(3,121,019)
Net increase (decrease) in net assets resulting from operations	3,465,285	(4,774,906)
Distributions to shareholders:
Class A	(2,107,106)	(962,450)
Investor Class	(82,020)	(39,806)
Class I	(3,851,715)	(477,164)
SIMPLE Class	(1,393)	(375)
Total distributions to shareholders	(6,042,234)	(1,479,795)
Capital share transactions:
Net proceeds from sales of shares	162,985,768	60,298,526
Net asset value of shares issued to shareholders in reinvestment of distributions	5,982,196	1,347,322
Cost of shares redeemed	(80,460,861)	(74,124,094)
Increase (decrease) in net assets derived from capital share transactions	88,507,103	(12,478,246)
Net increase (decrease) in net assets	85,930,154	(18,732,947)
Net Assets
Beginning of year	90,149,913	108,882,860
End of year	$176,080,067	$ 90,149,913
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 9.03	$ 9.78	$ 10.72	$ 10.91	$ 10.09
Net investment income (loss)	0.36(a)	0.14(a)	0.07(a)	0.15	0.27
Net realized and unrealized gain (loss)	(0.10)	(0.74)	(0.01)	0.05	0.82
Total from investment operations	0.26	(0.60)	0.06	0.20	1.09
Less distributions:
From net investment income	(0.35)	(0.13)	(0.08)	(0.17)	(0.27)
From net realized gain on investments	—	(0.02)	(0.92)	(0.22)	—
Total distributions	(0.35)	(0.15)	(1.00)	(0.39)	(0.27)
Net asset value at end of year	$ 8.94	$ 9.03	$ 9.78	$ 10.72	$ 10.91
Total investment return (b)	2.92%	(6.08)%	0.59%	2.00%	10.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.94%	1.45%	0.70%	1.32%	2.50%
Net expenses (c)	0.75%	0.76%	0.72%	0.72%	0.60%
Expenses (before waiver/reimbursement) (c)	0.75%	0.88%	0.77%	0.75%	0.60%
Portfolio turnover rate	495%(d)	279%(d)	236%	299%(d)	75%(d)
Net assets at end of year (in 000’s)	$ 54,946	$ 54,971	$ 60,444	$ 43,452	$ 23,771

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 495%, 271%, 298%, and 72% for the years ended October 31, 2023, 2022, 2020 and 2019, respectively.

	Year Ended October 31,
Investor Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 9.09	$ 9.85	$ 10.79	$ 10.97	$ 10.15
Net investment income (loss)	0.34(a)	0.12(a)	0.05(a)	0.13	0.23
Net realized and unrealized gain (loss)	(0.08)	(0.74)	—	0.06	0.82
Total from investment operations	0.26	(0.62)	0.05	0.19	1.05
Less distributions:
From net investment income	(0.34)	(0.12)	(0.07)	(0.15)	(0.23)
From net realized gain on investments	—	(0.02)	(0.92)	(0.22)	—
Total distributions	(0.34)	(0.14)	(0.99)	(0.37)	(0.23)
Net asset value at end of year	$ 9.01	$ 9.09	$ 9.85	$ 10.79	$ 10.97
Total investment return (b)	2.83%	(6.28)%	0.44%	1.76%	10.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.76%	1.27%	0.51%	1.18%	2.18%
Net expenses (c)	0.92%	0.92%	0.92%	0.92%	0.92%
Expenses (before waiver/reimbursement) (c)	1.27%	1.32%	1.29%	1.22%	1.12%
Portfolio turnover rate	495%(d)	279%(d)	236%	299%(d)	75%(d)
Net assets at end of year (in 000's)	$ 2,108	$ 2,396	$ 3,124	$ 3,376	$ 3,433

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 495%, 271%, 298%, and 72% for the years ended October 31, 2023, 2022, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Short Term Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 9.04	$ 9.79	$ 10.74	$ 10.92	$ 10.10
Net investment income (loss)	0.41(a)	0.16(a)	0.10(a)	0.25	0.29
Net realized and unrealized gain (loss)	(0.12)	(0.72)	(0.01)	(0.01)	0.82
Total from investment operations	0.29	(0.56)	0.09	0.24	1.11
Less distributions:
From net investment income	(0.38)	(0.17)	(0.12)	(0.20)	(0.29)
From net realized gain on investments	—	(0.02)	(0.92)	(0.22)	—
Total distributions	(0.38)	(0.19)	(1.04)	(0.42)	(0.29)
Net asset value at end of year	$ 8.95	$ 9.04	$ 9.79	$ 10.74	$ 10.92
Total investment return (b)	3.27%	(5.74)%	0.87%	2.29%	11.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.50%	1.64%	1.02%	1.78%	2.77%
Net expenses (c)	0.40%	0.40%	0.40%	0.40%	0.35%
Expenses (before waiver/reimbursement) (c)	0.48%	0.60%	0.52%	0.48%	0.35%
Portfolio turnover rate	495%(d)	279%(d)	236%	299%(d)	75%(d)
Net assets at end of year (in 000’s)	$ 118,981	$ 32,750	$ 45,291	$ 33,330	$ 290,411

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 495%, 271%, 298%, and 72% for the years ended October 31, 2023, 2022, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Year Ended October 31,			August 31, 2020^ through October 31,
SIMPLE Class	2023	2022	2021	2020
Net asset value at beginning of period	$ 9.09	$ 9.85	$ 10.79	$ 10.82*
Net investment income (loss) (a)	0.33	0.11	0.03	0.01
Net realized and unrealized gain (loss)	(0.10)	(0.75)	(0.01)	(0.03)
Total from investment operations	0.23	(0.64)	0.02	(0.02)
Less distributions:
From net investment income	(0.32)	(0.10)	(0.04)	(0.01)
From net realized gain on investments	—	(0.02)	(0.92)	—
Total distributions	(0.32)	(0.12)	(0.96)	(0.01)
Net asset value at end of period	$ 9.00	$ 9.09	$ 9.85	$ 10.79
Total investment return (b)	2.56%	(6.49)%	0.18%	(0.17)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.65%	1.16%	0.27%	0.38%††
Net expenses (c)	1.08%	1.17%	1.17%	1.17%††
Expenses (before waiver/reimbursement) (c)	1.08%	1.56%	1.54%	1.55%††
Portfolio turnover rate	495%(d)	279%(d)	236%	299%(d)
Net assets at end of period (in 000’s)	$ 44	$ 32	$ 25	$ 25

^	Inception date.
*	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate not including mortgage dollar rolls was 495%, 271% and 298% for the year ended October 31, 2023, 2022 and 2020.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay Short Term Bond Fund

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Short Term Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Investor Class	February 28, 2008
Class I	January 2, 1991
SIMPLE Class	August 31, 2020
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 0.50% may be imposed on certain redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. Class I and SIMPLE Class shares are offered at NAV without a sales charge. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A, Investor Class and SIMPLE Class shares are subject to a distribution and/or service fee. Class I shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income consistent with capital preservation.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund
prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or

25

Notes to Financial Statements (continued)
liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value.
Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy. No securities held by the Fund as of October 31, 2023, were fair valued in such a manner.
Exchange-traded funds  (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect

26	MainStay Short Term Bond Fund

participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The
Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
27

Notes to Financial Statements (continued)
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of October 31, 2023, are shown in the Portfolio of Investments.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2023, the Fund did not have any portfolio securities on loan.
(I) Dollar Rolls. The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are "to be announced," therefore, the Fund accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty. During the year ended October 31, 2023, the Fund invested in Dollar Rolls.

28	MainStay Short Term Bond Fund

(J) Debt Securities Risk.  Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money. The Fund is subject to interest-rate risk and its holdings in bonds can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Fund may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund's investments in such securities less liquid or more difficult in value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that have relied or continue to rely on the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority ("FCA"), which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. In connection with supervisory guidance from U.S. regulators, certain U.S. regulated entities have generally ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on Secured Overnight Financing Rate ("SOFR") (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Certain of the Fund's investments may involve individual tough legacy contracts which may be subject to the Adjustable Interest Rate (LIBOR) Act or synthetic LIBOR and no assurances can be given that these measures will have had the intended effects. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. Any such effects of the transition process, including unforeseen effects, could result in losses to the Fund.
(L) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(M) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are
29

Notes to Financial Statements (continued)
accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund's securities as well as help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of October 31, 2023:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$294,353	$294,353
Total Fair Value	$294,353	$294,353

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(221,072)	$(221,072)
Total Fair Value	$(221,072)	$(221,072)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2023:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Transactions	$(476,339)	$(476,339)
Total Net Realized Gain (Loss)	$(476,339)	$(476,339)

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$26,493	$26,493
Total Net Change in Unrealized Appreciation (Depreciation)	$26,493	$26,493

Average Notional Amount	Total
Futures Contracts Long	$ 29,890,917
Futures Contracts Short	$(11,498,206)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to $1 billion and 0.20% in excess of $1 billion. During the year ended October 31, 2023, the effective management fee rate was 0.25% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 0.82%; Investor Class, 0.92%; Class I, 0.40% and SIMPLE Class, 1.17%. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2023, New York Life Investments earned fees from the Fund in the amount of $353,110 and waived fees and/or reimbursed expenses in the amount of $76,274 and paid the Subadvisor fees of $142,406.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For

30	MainStay Short Term Bond Fund

providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the SIMPLE Class Plan, SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Investor Class shares during the year ended October 31, 2023, was $88.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares during the year ended October 31, 2023, of $4,171.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$53,044	$—
Investor Class	13,947	—
Class I	81,642	—
SIMPLE Class	72	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
SIMPLE Class	$23,884	53.8%
Note 4-Federal Income Tax
As of October 31, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$176,576,754	$109,001	$(2,045,708)	$(1,936,707)
As of October 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$3,366	$(6,541,364)	$(5,711)	$(1,926,930)	$(8,470,639)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts.
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $6,531,586, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of
31

Notes to Financial Statements (continued)
the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$2,263	$4,269
During the years ended October 31, 2023 and October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$6,042,234	$1,203,524
Long-Term Capital Gains	—	276,271
Total	$6,042,234	$1,479,795
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2023, purchases and sales of U.S. government securities were $525,134 and $511,474, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $129,439 and $80,225, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2023 and October 31, 2022, were as follows:
Class A	Shares	Amount
Year ended October 31, 2023:
Shares sold	3,939,187	$ 35,697,507
Shares issued to shareholders in reinvestment of distributions	229,448	2,076,463
Shares redeemed	(4,130,887)	(37,468,141)
Net increase (decrease) in shares outstanding before conversion	37,748	305,829
Shares converted into Class A (See Note 1)	16,580	150,532
Net increase (decrease)	54,328	$ 456,361
Year ended October 31, 2022:
Shares sold	3,689,130	$ 34,875,937
Shares issued to shareholders in reinvestment of distributions	102,112	953,061
Shares redeemed	(3,903,521)	(36,945,586)
Net increase (decrease) in shares outstanding before conversion	(112,279)	(1,116,588)
Shares converted into Class A (See Note 1)	21,538	200,420
Net increase (decrease)	(90,741)	$ (916,168)

32	MainStay Short Term Bond Fund

Investor Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	35,097	$ 320,914
Shares issued to shareholders in reinvestment of distributions	8,804	80,253
Shares redeemed	(56,997)	(521,066)
Net increase (decrease) in shares outstanding before conversion	(13,096)	(119,899)
Shares converted from Investor Class (See Note 1)	(16,468)	(150,532)
Net increase (decrease)	(29,564)	$ (270,431)
Year ended October 31, 2022:
Shares sold	45,619	$ 432,794
Shares issued to shareholders in reinvestment of distributions	4,154	39,036
Shares redeemed	(81,996)	(788,606)
Net increase (decrease) in shares outstanding before conversion	(32,223)	(316,776)
Shares converted from Investor Class (See Note 1)	(21,390)	(200,420)
Net increase (decrease)	(53,613)	$ (517,196)

Class I	Shares	Amount
Year ended October 31, 2023:
Shares sold	13,917,702	$126,956,359
Shares issued to shareholders in reinvestment of distributions	423,006	3,824,087
Shares redeemed	(4,676,682)	(42,471,634)
Net increase (decrease)	9,664,026	$ 88,308,812
Year ended October 31, 2022:
Shares sold	2,731,378	$ 24,980,514
Shares issued to shareholders in reinvestment of distributions	38,073	354,850
Shares redeemed	(3,771,982)	(36,389,902)
Net increase (decrease)	(1,002,531)	$ (11,054,538)

SIMPLE Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	1,204	$ 10,988
Shares issued to shareholders in reinvestment of distributions	153	1,393
Shares redeemed	(2)	(20)
Net increase (decrease)	1,355	$ 12,361
Year ended October 31, 2022:
Shares sold	993	$ 9,281
Shares issued to shareholders in reinvestment of distributions	40	375
Net increase (decrease)	1,033	$ 9,656
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
33

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Short Term Bond Fund (the Fund), including the portfolio of investments, one of the funds constituting MainStay Funds Trust, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 22, 2023
34	MainStay Short Term Bond Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For the fiscal year ended October 31, 2023, the Fund designated approximately $83,456 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2023 should be multiplied by 1.38% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2024, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2023. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2023.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
35

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
36	MainStay Short Term Bond Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
37

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
38	MainStay Short Term Bond Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
39

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5013897MS139-23	MSSTB11-12/23
(NYLIM) NL228

MainStay U.S. Government Liquidity Fund

Annual Report
October 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Cost in Dollars of a $1,000 Investment in MainStay U.S. Government Liquidity Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class I Shares	$1,000.00	$1,025.70	$0.71	$1,024.50	$0.71	0.14%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
4	MainStay U.S. Government Liquidity Fund

Portfolio Composition as of October 31, 2023 (Unaudited)
U.S. Treasury Debt	100.0%
Other Assets, Less Liabilities	0.0‡
‡	Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 6 for specific holdings within these categories. The Fund's holdings are subject to change.

5

Portfolio of Investments October 31, 2023†^
	Principal Amount	Value
Short-Term Investments 100.0%
U.S. Treasury Debt 100.0%
U.S. Treasury Bills (a)
5.312%, due 11/14/23	$ 342,050,000	$ 341,396,524
5.335%, due 11/7/23	373,500,000	373,169,270
5.351%, due 11/16/23	74,213,000	74,048,435
5.356%, due 12/19/23	105,167,000	104,422,207
5.365%, due 12/12/23	116,000,000	115,297,103
Total Short-Term Investments (Cost $1,008,333,539)	100.0%	1,008,333,539
Other Assets, Less Liabilities	0.0‡	488,037
Net Assets	100.0%	$ 1,008,821,576

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Interest rate shown represents yield to maturity.
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Short-Term Investments
U.S. Treasury Debt	$ —	$ 1,008,333,539	$ —	$ 1,008,333,539

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
6	MainStay U.S. Government Liquidity Fund

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in securities, at value (amortized cost $1,008,333,539)	$1,008,333,539
Cash	639,362
Other assets	2,672
Total assets	1,008,975,573
Liabilities
Payables:
Manager (See Note 3)	108,184
Professional fees	23,496
Custodian	7,207
Shareholder communication	1,954
Accrued expenses	13,156
Total liabilities	153,997
Net assets	$1,008,821,576
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 1,008,750
Additional paid-in-capital	1,007,839,771
1,008,848,521
Total distributable earnings (loss)	(26,945)
Net assets	$1,008,821,576
Class I
Net assets applicable to outstanding shares	$1,008,821,576
Shares of beneficial interest outstanding	1,008,750,430
Net asset value per share outstanding	$ 1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
7

Statement of Operations for the year ended October 31, 2023
Investment Income (Loss)
Income
Interest	$53,033,997
Expenses
Manager (See Note 3)	1,379,174
Professional fees	131,505
Custodian	41,712
Trustees	30,396
Registration	7,795
Shareholder communication	658
Miscellaneous	13,930
Total expenses	1,605,170
Net investment income (loss)	51,428,827
Realized Gain (Loss)
Net realized gain (loss) on investments	(16,485)
Net increase (decrease) in net assets resulting from operations	$51,412,342
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
8	MainStay U.S. Government Liquidity Fund

Statements of Changes in Net Assets
for the years ended October 31, 2023 and October 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 51,428,827	$ 9,334,714
Net realized gain (loss)	(16,485)	(65,853)
Net increase (decrease) in net assets resulting from operations	51,412,342	9,268,861
Distributions to shareholders	(51,428,827)	(9,334,713)
Capital share transactions:
Net proceeds from sales of shares	10,295,597,780	13,330,125,923
Net asset value of shares issued to shareholders in reinvestment of distributions	50,676,607	9,256,470
Cost of shares redeemed	(10,673,093,594)	(14,523,717,926)
Increase (decrease) in net assets derived from capital share transactions	(326,819,207)	(1,184,335,533)
Net increase (decrease) in net assets	(326,835,692)	(1,184,401,385)
Net Assets
Beginning of year	1,335,657,268	2,520,058,653
End of year	$ 1,008,821,576	$ 1,335,657,268
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss)	0.04	0.01	0.00‡	0.01	0.02
Total from investment operations	0.04	0.01	0.00‡	0.01	0.02
Less distributions:
From net investment income	(0.04)	(0.01)	(0.00)‡	(0.01)	(0.02)
Net asset value at end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return (a)	4.59%	0.76%	0.01%	0.55%	2.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.47%	0.72%	0.01%	0.62%	2.11%
Net expenses	0.14%	0.11%	0.03%	0.13%	0.15%
Expenses (before waiver/reimbursement)	0.14%	0.14%	0.14%	0.13%	0.15%
Net assets at end of year (in 000’s)	$ 1,008,822	$ 1,335,657	$ 2,520,059	$ 639,101	$ 914,477

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay U.S. Government Liquidity Fund

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay U.S. Government Liquidity Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class I	July 2, 2018
Shares of the Fund are offered and are redeemed at a price equal to their net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Fund’s shares.
The Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Valuation of Shares. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share by using the amortized cost method of valuation, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
(B) Securities Valuation.  Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for

11

Notes to Financial Statements (continued)
the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2023, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy. No securities held by the Fund as of October 31, 2023, were fair valued in such a manner.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(C) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not

12	MainStay U.S. Government Liquidity Fund

expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest rate for short-term investments.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred.The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Debt Securities Risk.  The Fund’s investments may include securities such as variable rate notes and floaters. If expectations about changes in interest rates, or assessments of an issuer’s credit worthiness or market conditions are incorrect, investments in these types of securities could lose money for the Fund. The ability of issuers of debt securities, including the U.S. government, held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(I) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that have relied or continue to rely on the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority ("FCA"), which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. In connection with supervisory guidance from U.S. regulators, certain U.S. regulated entities have generally ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on Secured Overnight Financing Rate ("SOFR") (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Certain of the Fund's investments may involve individual tough legacy contracts which may be subject to the Adjustable Interest Rate (LIBOR) Act or synthetic LIBOR and no assurances can be given that these measures will have had the intended effects. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. Any such effects of the transition process, including unforeseen effects, could result in losses to the Fund.
13

Notes to Financial Statements (continued)
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to a Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.12% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.15% of average daily net assets. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
New York Life Investments may voluntarily waive fees or reimburse expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund’s during periods when expenses have a significant impact on the yield of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus.
During the year ended October 31, 2023, New York Life Investments earned fees from the Fund in the amount of $1,379,174 and paid the Subadvisor fees of $689,703.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Transfer, Dividend Disbursing and Shareholder Servicing Agent.   NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distributor Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2023, the Fund did not record any transfer agent expenses.

14	MainStay U.S. Government Liquidity Fund

Note 4-Federal Income Tax
The amortized cost also represents the aggregate cost for federal income tax purposes.
As of October 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$69,368	$(82,338)	$(13,975)	$—	$(26,945)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to amortization of organizational costs.
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $82,338, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$82	$—
During the years ended October 31, 2023 and October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$51,428,827	$9,334,713
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2023 and October 31, 2022, were as follows:
Class I (at $1 per share)	Shares
Year ended October 31, 2023:
Shares sold	10,295,597,780
Shares issued to shareholders in reinvestment of distributions	50,676,607
Shares redeemed	(10,673,093,594)
Net increase (decrease)	(326,819,207)
Year ended October 31, 2022:
Shares sold	13,330,125,923
Shares issued to shareholders in reinvestment of distributions	9,256,470
Shares redeemed	(14,523,717,926)
Net increase (decrease)	(1,184,335,533)
Note 7–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 8–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
15

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay U.S. Government Liquidity Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 22, 2023
16	MainStay U.S. Government Liquidity Fund

Federal Income Tax Information
(Unaudited)
In February 2024, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2023. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2023.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file a Form N-MFP every month disclosing its portfolio holdings. The Fund's Form N-MFP is available free of charge upon request by calling New York Life Investments at 800-624-6782.
17

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
18	MainStay U.S. Government Liquidity Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
19

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
20	MainStay U.S. Government Liquidity Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
21

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.	MSUGL11a-12/23

MainStay WMC Growth Fund

Message from the President and Annual Report
October 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Volatile economic and geopolitical forces drove market behavior during the 12-month reporting period ended October 31, 2023. While equity markets generally gained ground, bond prices trended broadly lower.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation and interest rate trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 7.1% in November 2022, and to 3.2% in October 2023. At the same time, the Fed increased the benchmark federal funds rate from 3.75%–4.00% at the beginning of the reporting period to 5.25%–5.50% as of October 31, 2023. As the pace of rate increases slowed during the period, investors hoped for an early shift to a looser monetary policy. However, comments from Fed members late in the period reinforced the central bank’s hawkish stance in response to surprisingly robust U.S. economic growth and rising wage pressures, thus increasing the likelihood that interest rates would stay higher for longer. International developed markets exhibited similar dynamics of elevated inflation and rising interest rates.
Despite the backdrop of high interest rates—along with political dysfunction in Washington D.C. and intensifying global geopolitical instability—equity markets managed to advance, supported by healthy consumer spending trends and persistent domestic economic growth. The S&P 500® Index, a widely regarded benchmark of large-cap U.S. market performance, gained ground, bolstered by the strong performance of energy stocks amid surging petroleum prices and mega-cap, growth-oriented, technology-related shares, which rose as investors flocked to companies creating the infrastructure for developments in artificial intelligence. Smaller-cap stocks and value-oriented shares produced milder returns. Among industry sectors, energy and information technology posted the strongest gains. Real estate declined most sharply under pressure from rising mortgage rates and weak levels of office occupancy. Developed international markets outperformed U.S. markets, with Europe benefiting during the first half of the period from unexpected economic resilience in the face of rising energy prices and the ongoing war in Ukraine. Emerging markets posted positive results but lagged developed markets, largely due to slow economic growth in China despite the relaxation of pandemic-era lockdowns.
Bond prices were driven lower by rising yields and increasing expectations of high interest rates for an extended period of time. The U.S. yield curve steepened, with the 30-year Treasury yield exceeding 5% for the first time in more than a decade. The yield curve remained inverted, with the 10-year Treasury yield ending the period at 4.88%, compared with 5.07% for the 2-year Treasury yield. Corporate bonds outperformed long-term Treasury bonds, but still trended lower under pressure from rising yields and an uptick in default rates. Among corporates, lower-credit-quality instruments performed slightly better than their higher-credit-quality counterparts, while floating rate securities performed better still.
In the face of today’s uncertain market environment, New York Life Investments remains dedicated to providing the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2023
Class	Sales Charge		Inception Date[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.50% Initial Sales Charge	With sales charges	8/7/2006	8.80%	6.09%	7.88%	1.04%
		Excluding sales charges		15.13	7.30	8.49	1.04
Investor Class Shares[3]	Maximum 5.00% Initial Sales Charge	With sales charges	1/18/2013	9.09	5.79	7.62	1.36
		Excluding sales charges		14.84	7.00	8.23	1.36
Class B Shares[4]	Maximum 5.00% CDSC	With sales charges	1/18/2013	8.94	5.92	7.43	2.11
	if Redeemed Within First Six Years of Purchase	Excluding sales charges		13.94	6.19	7.43	2.11
Class C Shares	Maximum 1.00% CDSC	With sales charges	1/18/2013	12.99	6.20	7.42	2.11
	if Redeemed Within One Year of Purchase	Excluding sales charges		13.99	6.20	7.42	2.11
Class I Shares	No Sales Charge		11/2/2009	15.47	7.60	8.77	0.79
Class R2 Shares[5]	No Sales Charge		1/18/2013	15.02	7.19	8.38	1.14
Class R6 Shares	No Sales Charge		4/26/2021	15.50	N/A	-6.22	0.72

1.	Effective March 5, 2021, the Fund replaced its subadvisor and modified its principal investment strategies. The performance information in the graph and table from April 1, 2019 through March 5, 2021 reflects that of the Fund's prior subadvisor and principal investment strategies. Performance information shown in this report prior to April 1, 2019 reflects that of a different previous subadvisor to the fund, investment objective and principal investment strategies.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
5.	As of October 31, 2023, Class R2 shares are closed to new investors and, upon the close of business on December 29, 2023, Class R2 shares are closed to additional investments by existing shareholders. Additionally, Class R2 shares will be liquidated on or about February 28, 2024 (the "Liquidation Date"). It is expected that the Fund will distribute to remaining shareholders invested in Class R2 shares, on or promptly after the Liquidation Date, a liquidating distribution in cash or cash equivalents equal to the net asset value of such shares.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Russell 1000® Growth Index[1]	18.95%	14.22%	13.82%
Morningstar Large Growth Category Average[2]	14.19	10.68	10.98

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Russell 1000® Growth Index is the Fund's primary benchmark. The Russell 1000® Growth Index is a broad-based benchmark that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.
2.	The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these funds focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay WMC Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay WMC Growth Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,037.30	$ 5.34	$1,019.96	$ 5.30	1.04%
Investor Class Shares	$1,000.00	$1,035.90	$ 6.77	$1,018.55	$ 6.72	1.32%
Class B Shares	$1,000.00	$1,032.10	$10.60	$1,014.77	$10.51	2.07%
Class C Shares	$1,000.00	$1,032.10	$10.60	$1,014.77	$10.51	2.07%
Class I Shares	$1,000.00	$1,038.90	$ 3.85	$1,021.42	$ 3.82	0.75%
Class R2 Shares	$1,000.00	$1,036.60	$ 5.85	$1,019.46	$ 5.80	1.14%
Class R6 Shares	$1,000.00	$1,038.90	$ 3.75	$1,021.53	$ 3.72	0.73%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of October 31, 2023 (Unaudited)
Software	18.7%
Interactive Media & Services	10.9
Financial Services	8.8
Semiconductors & Semiconductor Equipment	7.8
Technology Hardware, Storage & Peripherals	7.4
Broadline Retail	4.9
Capital Markets	4.5
Pharmaceuticals	4.2
Health Care Providers & Services	3.4
Insurance	3.1
IT Services	2.9
Hotels, Restaurants & Leisure	2.7
Specialized REITs	2.7
Life Sciences Tools & Services	1.9
Ground Transportation	1.9
Aerospace & Defense	1.6
Specialty Retail	1.6
Entertainment	1.2%
Health Care Equipment & Supplies	1.1
Energy Equipment & Services	1.1
Commercial Services & Supplies	1.0
Professional Services	0.9
Health Care REITs	0.9
Biotechnology	0.6
Textiles, Apparel & Luxury Goods	0.5
Automobiles	0.5
Machinery	0.3
Personal Care Products	0.2
Water Utilities	0.1
Short–Term Investment	3.4
Other Assets, Less Liabilities	–0.8
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2023 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Apple, Inc.
3.	Alphabet, Inc., Class C
4.	Amazon.com, Inc.
5.	Mastercard, Inc., Class A
6.	NVIDIA Corp.
7.	Meta Platforms, Inc., Class A
8.	UnitedHealth Group, Inc.
9.	Eli Lilly & Co.
10.	Progressive Corp. (The)

8	MainStay WMC Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Andrew J. Shilling and Clark R. Shields of Wellington Management Company LLP, the Fund’s Subadvisor.
How did MainStay WMC Growth Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2023?
For the 12 months ended October 31, 2023, Class I shares of MainStay WMC Growth Fund returned 15.47%, underperforming the 18.95% return of the Fund’s benchmark, the Russell 1000® Growth Index (the “Index”). Over the same period, Class I shares outperformed the 14.19% return of the Morningstar Large Growth Category Average.1
Were there any changes to the Fund during the reporting period?
Effective February 28, 2023, Clark R. Shields was added as a portfolio manager of the Fund.
What factors affected the Fund’s relative performance during the reporting period?
The Fund underperformed the Index during the reporting period primarily due to security selection. Selection in communication services and information technology detracted most from relative results, while selection in consumer discretionary, real estate and energy made positive contributions. (Contributions take weightings and total returns into account.) Sector allocation, as a result of our bottom-up stock selection process, made a modestly positive contribution to relative performance. This was driven by the Fund’s underweight exposure to consumer staples, as well as overweight exposure to information technology. The negative impact of overweight exposure to financials partly offset positive allocation effects.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the consumer discretionary sector provided the strongest positive contribution to relative performance, while communication services detracted most.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
At the issuer level, the strongest contributions to the Fund’s absolute performance included global software and consumer electronics company Microsoft and graphics semiconductor maker NVIDIA. Microsoft shares rose after the company’s third-quarter 2023 results beat revenue and earnings expectations. The company’s intelligent cloud and productivity & business processes segments each produced double digit revenue growth year-over-year. In addition, Microsoft’s alliance with OpenAI led to the announcement of new product releases, including Copilot, an artificial intelligence (“AI”) assistant designed to help navigate search engine Bing and the Office 365 product suite. Shares of NVIDIA rose after the chipmaker reported multiple quarters of better-than-expected revenue and earnings, driving strong demand tailwinds from the company’s A100 chip, viewed as a critical input in the AI industry.
The most significant detractors from the Fund’s absolute performance were sales and marketing support provider ZoomInfo Technologies and electric vehicle manufacturer Tesla. ZoomInfo shares declined due to macroeconomic pressures which caused a slowdown in spending and hiring at software as a service (“SaaS”) companies. We believe the slowdown is temporary, and expect to see an uptick in demand in early 2024. The stock price reflects a long-term negative view on company prospects we believe to be flawed. Tesla shares fell due to concerns about changing competitive dynamics within the EV industry and the lack of a demand response to price decreases. We believe that, despite a recent selloff, the share price continues to reflect justifiable optimism for the future of the company, although the Fund holds an underweight position for risk control purposes.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund initiated a position in social media company Meta Platforms. The company has begun to monetize their video-sharing reels platform, which we anticipate will be a strong contributor to earnings and is likely to benefit from increased regulatory and government scrutiny of competitor TikTok. In addition, we’re encouraged by the increased focus on cost efficiency we see at Meta Platforms.
The Fund’s largest sale during the reporting period was in consumer electronic company Apple. We believe Apple’s valuation reflects an overly positive view on the company’s ability to continue to grow revenue and earnings per share, and we see more attractive opportunities elsewhere. Accordingly, we are maintaining the Fund’s underweight position in the stock.
How did the Fund’s sector and weightings change during the reporting period?
The Fund’s largest increase in sector exposure relative to the Index was in the financials sector, while the most significant decrease was in information technology.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2023, the Fund held its largest overweight positions in financials and real estate. As of the same date, the Fund’s most significantly underweight exposures were in information technology and consumer discretionary.

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
9

Portfolio of Investments October 31, 2023†^
	Shares	Value
Common Stocks 97.4%
Aerospace & Defense 1.6%
Airbus SE, ADR	150,722	$ 5,031,100
General Dynamics Corp.	27,637	6,669,085
		11,700,185
Automobiles 0.5%
Tesla, Inc. (a)	17,790	3,572,944
Biotechnology 0.6%
Vertex Pharmaceuticals, Inc. (a)	12,601	4,562,948
Broadline Retail 4.9%
Amazon.com, Inc. (a)	263,306	35,043,396
Capital Markets 4.5%
Ares Management Corp.	38,968	3,841,855
Blackstone, Inc.	89,607	8,275,206
MSCI, Inc.	17,043	8,036,627
S&P Global, Inc.	33,578	11,729,131
		31,882,819
Commercial Services & Supplies 1.0%
Copart, Inc. (a)	168,235	7,321,587
Energy Equipment & Services 1.1%
Schlumberger Ltd.	141,131	7,855,352
Entertainment 1.2%
Netflix, Inc. (a)	20,995	8,643,432
Financial Services 8.8%
FleetCor Technologies, Inc. (a)	53,853	12,126,080
Global Payments, Inc.	58,118	6,173,294
Mastercard, Inc., Class A	87,308	32,858,365
Visa, Inc., Class A	49,522	11,642,622
		62,800,361
Ground Transportation 1.9%
Uber Technologies, Inc. (a)	311,392	13,477,046
Health Care Equipment & Supplies 1.1%
Boston Scientific Corp. (a)	86,360	4,420,768
Stryker Corp.	13,682	3,697,150
		8,117,918
	Shares	Value

Health Care Providers & Services 3.4%
UnitedHealth Group, Inc.	45,686	$ 24,467,594
Health Care REITs 0.9%
Welltower, Inc.	79,010	6,606,026
Hotels, Restaurants & Leisure 2.7%
Airbnb, Inc., Class A (a)	85,501	10,113,913
Hilton Worldwide Holdings, Inc.	59,527	9,020,127
		19,134,040
Insurance 3.1%
Marsh & McLennan Cos., Inc.	41,080	7,790,822
Progressive Corp. (The)	88,584	14,004,245
		21,795,067
Interactive Media & Services 10.9%
Alphabet, Inc., Class C (a)	347,365	43,524,835
Meta Platforms, Inc., Class A (a)	95,883	28,886,671
ZoomInfo Technologies, Inc. (a)	425,974	5,520,623
		77,932,129
IT Services 2.9%
MongoDB, Inc. (a)	24,120	8,311,511
Okta, Inc. (a)	80,849	5,450,031
Shopify, Inc., Class A (a)	81,779	3,859,151
VeriSign, Inc. (a)	16,851	3,364,471
		20,985,164
Life Sciences Tools & Services 1.9%
Danaher Corp.	50,557	9,707,955
Illumina, Inc. (a)	14,773	1,616,462
Mettler-Toledo International, Inc. (a)	2,243	2,209,803
		13,534,220
Machinery 0.3%
IDEX Corp.	9,864	1,888,068
Personal Care Products 0.2%
Estee Lauder Cos., Inc. (The), Class A	10,845	1,397,595
Pharmaceuticals 4.2%
Eli Lilly & Co.	34,546	19,136,066
Zoetis, Inc.	67,578	10,609,746
		29,745,812
Professional Services 0.9%
TransUnion	153,431	6,732,552

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay WMC Growth Fund

	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment 7.8%
ARM Holdings plc, ADR (a)	20,367	$ 1,003,889
ASML Holding NV (Registered)	12,895	7,721,655
Microchip Technology, Inc.	85,888	6,122,956
Monolithic Power Systems, Inc.	21,898	9,673,222
NVIDIA Corp.	77,000	31,400,600
		55,922,322
Software 18.7%
ANSYS, Inc. (a)	19,858	5,525,687
Atlassian Corp., Class A (a)	47,685	8,613,818
Cadence Design Systems, Inc. (a)	22,516	5,400,463
HubSpot, Inc. (a)	11,950	5,064,052
Intuit, Inc.	23,517	11,639,739
Microsoft Corp.	240,274	81,239,042
Salesforce, Inc. (a)	29,168	5,857,809
ServiceNow, Inc. (a)	17,867	10,395,914
		133,736,524
Specialized REITs 2.7%
American Tower Corp.	62,880	11,204,587
Equinix, Inc.	10,609	7,740,751
		18,945,338
Specialty Retail 1.6%
TJX Cos., Inc. (The)	132,363	11,657,209
Technology Hardware, Storage & Peripherals 7.4%
Apple, Inc.	309,602	52,870,734
	Shares	Value

Textiles, Apparel & Luxury Goods 0.5%
Lululemon Athletica, Inc. (a)	9,705	$ 3,818,723
Water Utilities 0.1%
Veralto Corp. (a)	12,575	867,675
Total Common Stocks (Cost $484,847,037)		697,014,780
Short-Term Investment 3.4%
Affiliated Investment Company 3.4%
MainStay U.S. Government Liquidity Fund, 5.275% (b)	24,210,948	24,210,948
Total Short-Term Investment (Cost $24,210,948)		24,210,948
Total Investments (Cost $509,057,985)	100.8%	721,225,728
Other Assets, Less Liabilities	(0.8)	(5,985,881)
Net Assets	100.0%	$ 715,239,847

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.
(b)	Current yield as of October 31, 2023.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 19,516	$ 173,059	$ (168,364)	$ —	$ —	$ 24,211	$ 671	$ —	24,211
Abbreviation(s):
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2023†^ (continued)
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 697,014,780	$ —	$ —	$ 697,014,780
Short-Term Investment
Affiliated Investment Company	24,210,948	—	—	24,210,948
Total Investments in Securities	$ 721,225,728	$ —	$ —	$ 721,225,728

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay WMC Growth Fund

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $484,847,037)	$697,014,780
Investment in affiliated investment companies, at value (identified cost $24,210,948)	24,210,948
Receivables:
Investment securities sold	6,735,461
Dividends	338,355
Fund shares sold	107,538
Securities lending	180
Other assets	44,872
Total assets	728,452,134
Liabilities
Payables:
Investment securities purchased	12,323,746
Manager (See Note 3)	427,905
Fund shares redeemed	155,551
Transfer agent (See Note 3)	143,828
NYLIFE Distributors (See Note 3)	124,230
Professional fees	18,684
Custodian	8,957
Shareholder communication	8,435
Trustees	115
Accrued expenses	836
Total liabilities	13,212,287
Net assets	$715,239,847
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 20,623
Additional paid-in-capital	578,174,329
578,194,952
Total distributable earnings (loss)	137,044,895
Net assets	$715,239,847
Class A
Net assets applicable to outstanding shares	$478,877,643
Shares of beneficial interest outstanding	13,892,358
Net asset value per share outstanding	$ 34.47
Maximum sales charge (5.50% of offering price)	2.01
Maximum offering price per share outstanding	$ 36.48
Investor Class
Net assets applicable to outstanding shares	$ 63,643,590
Shares of beneficial interest outstanding	1,903,285
Net asset value per share outstanding	$ 33.44
Maximum sales charge (5.00% of offering price)	1.76
Maximum offering price per share outstanding	$ 35.20
Class B
Net assets applicable to outstanding shares	$ 4,485,639
Shares of beneficial interest outstanding	151,628
Net asset value and offering price per share outstanding	$ 29.58
Class C
Net assets applicable to outstanding shares	$ 1,656,946
Shares of beneficial interest outstanding	56,037
Net asset value and offering price per share outstanding	$ 29.57
Class I
Net assets applicable to outstanding shares	$ 44,832,843
Shares of beneficial interest outstanding	1,243,543
Net asset value and offering price per share outstanding	$ 36.05
Class R2
Net assets applicable to outstanding shares	$ 98,639
Shares of beneficial interest outstanding	2,900
Net asset value and offering price per share outstanding(a)	$ 34.02
Class R6
Net assets applicable to outstanding shares	$121,644,547
Shares of beneficial interest outstanding	3,373,150
Net asset value and offering price per share outstanding	$ 36.06

(a)	The difference between the calculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the year ended October 31, 2023
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $20,025)	$ 4,578,116
Dividends-affiliated	671,388
Securities lending, net	1,687
Total income	5,251,191
Expenses
Manager (See Note 3)	5,071,297
Distribution/Service—Class A (See Note 3)	1,210,111
Distribution/Service—Investor Class (See Note 3)	160,131
Distribution/Service—Class B (See Note 3)	59,481
Distribution/Service—Class C (See Note 3)	16,732
Distribution/Service—Class R2 (See Note 3)	215
Transfer agent (See Note 3)	790,270
Registration	115,175
Professional fees	111,203
Custodian	25,085
Trustees	19,317
Shareholder communication	12,091
Shareholder service (See Note 3)	86
Miscellaneous	22,258
Total expenses before waiver/reimbursement	7,613,452
Expense waiver/reimbursement from Manager (See Note 3)	(150,104)
Reimbursement from prior custodian(a)	(1,406)
Net expenses	7,461,942
Net investment income (loss)	(2,210,751)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(23,916,618)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	131,428,262
Net realized and unrealized gain (loss)	107,511,644
Net increase (decrease) in net assets resulting from operations	$105,300,893

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay WMC Growth Fund

Statements of Changes in Net Assets
for the years ended October 31, 2023 and October 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (2,210,751)	$ (4,066,150)
Net realized gain (loss)	(23,916,618)	(48,101,981)
Net change in unrealized appreciation (depreciation)	131,428,262	(275,635,718)
Net increase (decrease) in net assets resulting from operations	105,300,893	(327,803,849)
Distributions to shareholders:
Class A	—	(148,562,186)
Investor Class	—	(19,547,990)
Class B	—	(3,546,291)
Class C	—	(629,845)
Class I	—	(2,803,527)
Class R2	—	(29,799)
Class R6	—	(30,350,578)
Total distributions to shareholders	—	(205,470,216)
Capital share transactions:
Net proceeds from sales of shares	34,714,414	100,778,400
Net asset value of shares issued to shareholders in reinvestment of distributions	—	204,082,226
Cost of shares redeemed	(118,279,399)	(81,836,017)
Increase (decrease) in net assets derived from capital share transactions	(83,564,985)	223,024,609
Net increase (decrease) in net assets	21,735,908	(310,249,456)
Net Assets
Beginning of year	693,503,939	1,003,753,395
End of year	$ 715,239,847	$ 693,503,939
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 29.94	$ 56.51	$ 42.56	$ 36.07	$ 36.41
Net investment income (loss) (a)	(0.12)	(0.19)	(0.23)	(0.00)‡	0.10
Net realized and unrealized gain (loss)	4.65	(14.75)	15.93	7.78	2.87
Total from investment operations	4.53	(14.94)	15.70	7.78	2.97
Less distributions:
From net investment income	—	—	—	(0.16)	(0.06)
From net realized gain on investments	—	(11.63)	(1.75)	(1.13)	(3.25)
Total distributions	—	(11.63)	(1.75)	(1.29)	(3.31)
Net asset value at end of year	$ 34.47	$ 29.94	$ 56.51	$ 42.56	$ 36.07
Total investment return (b)	15.13%	(32.66)%	37.87%	22.21%	8.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.34)%	(0.53)%	(0.46)%	0.01%	0.30%
Net expenses (c)	1.05%	1.04%	1.02%	1.04%	1.06%
Portfolio turnover rate	42%	42%	53%	150%	153%
Net assets at end of year (in 000’s)	$ 478,878	$ 453,405	$ 725,468	$ 531,715	$ 436,508

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 29.12	$ 55.42	$ 41.89	$ 35.53	$ 35.94
Net investment income (loss) (a)	(0.20)	(0.29)	(0.35)	(0.10)	0.01
Net realized and unrealized gain (loss)	4.52	(14.38)	15.63	7.65	2.83
Total from investment operations	4.32	(14.67)	15.28	7.55	2.84
Less distributions:
From net investment income	—	—	—	(0.06)	—
From net realized gain on investments	—	(11.63)	(1.75)	(1.13)	(3.25)
Total distributions	—	(11.63)	(1.75)	(1.19)	(3.25)
Net asset value at end of year	$ 33.44	$ 29.12	$ 55.42	$ 41.89	$ 35.53
Total investment return (b)	14.84%	(32.86)%	37.46%	21.84%	8.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.62)%	(0.81)%	(0.71)%	(0.26)%	0.03%
Net expenses (c)	1.32%	1.33%	1.32%	1.34%	1.33%
Expenses (before waiver/reimbursement) (c)	1.50%	1.36%	1.40%	1.41%	1.42%
Portfolio turnover rate	42%	42%	53%	150%	153%
Net assets at end of year (in 000's)	$ 63,644	$ 59,377	$ 93,624	$ 97,709	$ 110,762

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay WMC Growth Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 25.96	$ 51.01	$ 38.96	$ 33.31	$ 34.13
Net investment income (loss) (a)	(0.39)	(0.51)	(0.67)	(0.36)	(0.22)
Net realized and unrealized gain (loss)	4.01	(12.91)	14.47	7.14	2.65
Total from investment operations	3.62	(13.42)	13.80	6.78	2.43
Less distributions:
From net realized gain on investments	—	(11.63)	(1.75)	(1.13)	(3.25)
Net asset value at end of year	$ 29.58	$ 25.96	$ 51.01	$ 38.96	$ 33.31
Total investment return (b)	13.94%	(33.36)%	36.44%	20.93%	7.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.35)%	(1.57)%	(1.46)%	(1.01)%	(0.69)%
Net expenses (c)	2.07%	2.08%	2.07%	2.08%	2.08%
Expenses (before waiver/reimbursement) (c)	2.25%	2.11%	2.15%	2.15%	2.18%
Portfolio turnover rate	42%	42%	53%	150%	153%
Net assets at end of year (in 000’s)	$ 4,486	$ 6,967	$ 15,574	$ 16,382	$ 18,749

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 25.94	$ 50.99	$ 38.95	$ 33.30	$ 34.12
Net investment income (loss) (a)	(0.40)	(0.51)	(0.67)	(0.36)	(0.21)
Net realized and unrealized gain (loss)	4.03	(12.91)	14.46	7.14	2.64
Total from investment operations	3.63	(13.42)	13.79	6.78	2.43
Less distributions:
From net realized gain on investments	—	(11.63)	(1.75)	(1.13)	(3.25)
Net asset value at end of year	$ 29.57	$ 25.94	$ 50.99	$ 38.95	$ 33.30
Total investment return (b)	13.99%	(33.37)%	36.42%	20.94%	7.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.37)%	(1.56)%	(1.46)%	(1.02)%	(0.67)%
Net expenses (c)	2.07%	2.08%	2.07%	2.08%	2.08%
Expenses (before waiver/reimbursement) (c)	2.25%	2.11%	2.15%	2.15%	2.18%
Portfolio turnover rate	42%	42%	53%	150%	153%
Net assets at end of year (in 000’s)	$ 1,657	$ 1,318	$ 2,880	$ 3,068	$ 3,144

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 31.22	$ 58.27	$ 43.72	$ 37.01	$ 37.28
Net investment income (loss) (a)	(0.02)	(0.07)	0.02	0.11	0.19
Net realized and unrealized gain (loss)	4.85	(15.35)	16.28	7.97	2.95
Total from investment operations	4.83	(15.42)	16.30	8.08	3.14
Less distributions:
From net investment income	—	—	—	(0.24)	(0.16)
From net realized gain on investments	—	(11.63)	(1.75)	(1.13)	(3.25)
Total distributions	—	(11.63)	(1.75)	(1.37)	(3.41)
Net asset value at end of year	$ 36.05	$ 31.22	$ 58.27	$ 43.72	$ 37.01
Total investment return (b)	15.47%	(32.46)%	38.25%	22.53%	9.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.04)%	(0.20)%	0.04%	0.28%	0.53%
Net expenses (c)	0.75%	0.75%	0.77%	0.79%	0.81%
Expenses (before waiver/reimbursement) (c)	0.80%	0.79%	0.78%	0.79%	0.81%
Portfolio turnover rate	42%	42%	53%	150%	153%
Net assets at end of year (in 000’s)	$ 44,833	$ 38,498	$ 14,025	$ 102,290	$ 139,588

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R2	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 29.57	$ 56.01	$ 42.24	$ 35.81	$ 36.16
Net investment income (loss) (a)	(0.15)	(0.23)	(0.28)	(0.04)	0.07
Net realized and unrealized gain (loss)	4.60	(14.58)	15.80	7.72	2.86
Total from investment operations	4.45	(14.81)	15.52	7.68	2.93
Less distributions:
From net investment income	—	—	—	(0.12)	(0.03)
From net realized gain on investments	—	(11.63)	(1.75)	(1.13)	(3.25)
Total distributions	—	(11.63)	(1.75)	(1.25)	(3.28)
Net asset value at end of year	$ 34.02	$ 29.57	$ 56.01	$ 42.24	$ 35.81
Total investment return (b)	15.05%(c)	(32.74)%	37.72%	22.08%	8.81%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.45)%	(0.63)%	(0.55)%	(0.11)%	0.21%
Net expenses (d)	1.15%	1.14%	1.12%	1.14%	1.16%
Portfolio turnover rate	42%	42%	53%	150%	153%
Net assets at end of year (in 000’s)	$ 99	$ 72	$ 143	$ 109	$ 59

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay WMC Growth Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,		April 26, 2021^ through October 31,
Class R6	2023	2022	2021
Net asset value at beginning of period	$ 31.22	$ 58.27	$ 53.43
Net investment income (loss) (a)	(0.01)	(0.08)	(0.19)
Net realized and unrealized gain (loss)	4.85	(15.34)	5.03
Total from investment operations	4.84	(15.42)	4.84
Less distributions:
From net realized gain on investments	—	(11.63)	—
Net asset value at end of period	$ 36.06	$ 31.22	$ 58.27
Total investment return (b)	15.50%	(32.46)%	9.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.02)%	(0.20)%	(0.37)%††
Net expenses (c)	0.73%	0.72%	0.71%††
Expenses (before waiver/reimbursement) (c)	0.73%	0.72%	0.72%††
Portfolio turnover rate	42%	42%	53%
Net assets at end of period (in 000’s)	$ 121,645	$ 133,867	$ 152,039

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay WMC Growth Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	August 7, 2006
Investor Class	January 18, 2013
Class B	January 18, 2013
Class C	January 18, 2013
Class I	November 2, 2009
Class R2*	January 18, 2013
Class R6	April 26, 2021

*	As of October 31, 2023, Class R2 shares are closed to new investors and, upon the close of business on December 29, 2023, Class R2 shares are closed to additional investments by existing shareholders. Additionally, Class R2 shares will be liquidated on or about February 28, 2024 (the "Liquidation Date"). It is expected that the Fund will distribute to remaining shareholders invested in Class R2 shares, on or promptly after the Liquidation Date, a liquidating distribution in cash or cash equivalents equal to the net asset value of such shares.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R2 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under a distribution plan pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class R2 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.
At a meeting held on September 25-26, 2023, the Board of Trustees (the “Board”) of the Trust, after careful consideration of a number of factors and upon the recommendation of the Fund's investment adviser, New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), approved a proposal to liquidate Class R2 shares of the Fund on or about February 28, 2024, pursuant to the terms of a plan of liquidation.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated New York Life Investments as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which

20	MainStay WMC Growth Fund

market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily
21

Notes to Financial Statements (continued)
available. During the year ended October 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy. No securities held by the Fund as of October 31, 2023, were fair valued in such a manner.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

22	MainStay WMC Growth Fund

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2023, the Fund did not have any portfolio securities on loan.
(H) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; 0.65% from $500 million to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the year ended October 31, 2023, the effective management fee rate was 0.68% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.75% of its average daily net assets. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class I
23

Notes to Financial Statements (continued)
shares do not exceed 0.92%. These voluntary waivers or reimbursements may be discontinued at any time without notice.
During the year ended October 31, 2023, New York Life Investments earned fees from the Fund in the amount of $5,071,297 and waived fees and/or reimbursed expenses, including the waiver/reimbursement of certain class specific expenses in the amount of $150,104 and paid the Subadvisor fees in the amount of $2,080,485.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under the Class R2 Plan.
During the year ended October 31, 2023, shareholder service fees incurred by the Fund were as follows:

Class R2	$86
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2023, were $20,601 and $4,563, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the year ended October 31, 2023, of $1,702, $74 and $143, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$373,827	$ —
Investor Class	336,922	(113,921)
Class B	31,469	(10,734)
Class C	8,803	(2,977)
Class I	33,485	—
Class R2	66	—
Class R6	5,698	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

24	MainStay WMC Growth Fund

(F) Capital. As of October 31, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R2	$64,428	65.3%
Class R6	21,269	0.0‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of October 31, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$518,355,145	$237,134,702	$(34,264,119)	$202,870,583
As of October 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(65,825,688)	$—	$202,870,583	$137,044,895
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2023 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$3,098,401	$(3,098,401)
The reclassifications for the Fund are primarily due to net operating losses.
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $63,962,057, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$43,133	$20,829
During the years ended October 31, 2023 and October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$—	$ 74,525,288
Long-Term Capital Gains	—	130,944,928
Total	$—	$205,470,216
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended
25

Notes to Financial Statements (continued)
October 31, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2023, purchases and sales of securities, other than short-term securities, were $302,567 and $386,602, respectively.
The Fund may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. During the year ended October 31, 2023, such purchases were $1,033.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2023 and October 31, 2022, were as follows:
Class A	Shares	Amount
Year ended October 31, 2023:
Shares sold	419,872	$ 13,446,001
Shares redeemed	(1,789,046)	(58,865,219)
Net increase (decrease) in shares outstanding before conversion	(1,369,174)	(45,419,218)
Shares converted into Class A (See Note 1)	120,716	4,071,859
Shares converted from Class A (See Note 1)	(3,618)	(116,866)
Net increase (decrease)	(1,252,076)	$ (41,464,225)
Year ended October 31, 2022:
Shares sold	333,429	$ 13,175,004
Shares issued to shareholders in reinvestment of distributions	3,431,447	147,312,452
Shares redeemed	(1,572,361)	(57,271,433)
Net increase (decrease) in shares outstanding before conversion	2,192,515	103,216,023
Shares converted into Class A (See Note 1)	116,622	4,283,183
Shares converted from Class A (See Note 1)	(2,162)	(66,808)
Net increase (decrease)	2,306,975	$107,432,398

Investor Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	29,171	$ 946,431
Shares redeemed	(129,167)	(4,190,513)
Net increase (decrease) in shares outstanding before conversion	(99,996)	(3,244,082)
Shares converted into Investor Class (See Note 1)	13,946	454,580
Shares converted from Investor Class (See Note 1)	(49,643)	(1,638,559)
Net increase (decrease)	(135,693)	$ (4,428,061)
Year ended October 31, 2022:
Shares sold	29,527	$ 1,064,009
Shares issued to shareholders in reinvestment of distributions	465,396	19,486,115
Shares redeemed	(125,946)	(4,520,015)
Net increase (decrease) in shares outstanding before conversion	368,977	16,030,109
Shares converted into Investor Class (See Note 1)	13,285	458,733
Shares converted from Investor Class (See Note 1)	(32,562)	(1,254,984)
Net increase (decrease)	349,700	$ 15,233,858

Class B	Shares	Amount
Year ended October 31, 2023:
Shares sold	49	$ 1,270
Shares redeemed	(21,654)	(621,026)
Net increase (decrease) in shares outstanding before conversion	(21,605)	(619,756)
Shares converted from Class B (See Note 1)	(95,174)	(2,753,858)
Net increase (decrease)	(116,779)	$ (3,373,614)
Year ended October 31, 2022:
Shares sold	4,388	$ 151,833
Shares issued to shareholders in reinvestment of distributions	94,215	3,540,609
Shares redeemed	(27,830)	(875,537)
Net increase (decrease) in shares outstanding before conversion	70,773	2,816,905
Shares converted from Class B (See Note 1)	(107,659)	(3,344,032)
Net increase (decrease)	(36,886)	$ (527,127)

26	MainStay WMC Growth Fund

Class C	Shares	Amount
Year ended October 31, 2023:
Shares sold	19,078	$ 520,016
Shares redeemed	(10,631)	(302,982)
Net increase (decrease) in shares outstanding before conversion	8,447	217,034
Shares converted from Class C (See Note 1)	(3,198)	(93,497)
Net increase (decrease)	5,249	$ 123,537
Year ended October 31, 2022:
Shares sold	6,189	$ 204,515
Shares issued to shareholders in reinvestment of distributions	16,769	629,845
Shares redeemed	(24,068)	(767,826)
Net increase (decrease) in shares outstanding before conversion	(1,110)	66,534
Shares converted from Class C (See Note 1)	(4,580)	(142,901)
Net increase (decrease)	(5,690)	$ (76,367)

Class I	Shares	Amount
Year ended October 31, 2023:
Shares sold	239,818	$ 8,164,955
Shares redeemed	(231,842)	(8,076,153)
Net increase (decrease) in shares outstanding before conversion	7,976	88,802
Shares converted into Class I (See Note 1)	3,544	119,369
Shares converted from Class I (See Note 1)	(1,196)	(43,028)
Net increase (decrease)	10,324	$ 165,143
Year ended October 31, 2022:
Shares sold	1,027,421	$ 31,447,404
Shares issued to shareholders in reinvestment of distributions	61,206	2,732,828
Shares redeemed	(98,160)	(3,645,210)
Net increase (decrease) in shares outstanding before conversion	990,467	30,535,022
Shares converted into Class I (See Note 1)	2,074	66,809
Net increase (decrease)	992,541	$ 30,601,831

Class R2	Shares	Amount
Year ended October 31, 2023:
Shares sold	462	$ 16,205
Net increase (decrease)	462	$ 16,205
Year ended October 31, 2022:
Shares sold	585	$ 21,669
Shares issued to shareholders in reinvestment of distributions	702	29,799
Shares redeemed	(1,405)	(46,338)
Net increase (decrease)	(118)	$ 5,130

Class R6	Shares	Amount
Year ended October 31, 2023:
Shares sold	355,853	$ 11,619,536
Shares redeemed	(1,270,504)	(46,223,506)
Net increase (decrease)	(914,651)	$ (34,603,970)
Year ended October 31, 2022:
Shares sold	1,420,681	$ 54,713,966
Shares issued to shareholders in reinvestment of distributions	679,896	30,350,578
Shares redeemed	(422,178)	(14,709,658)
Net increase (decrease)	1,678,399	$ 70,354,886
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
27

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay WMC Growth Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 22, 2023
28	MainStay WMC Growth Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
In February 2024, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2023. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2023.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
29

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
30	MainStay WMC Growth Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
31

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
32	MainStay WMC Growth Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
33

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5013886MS139-23	MSWG11-12/23
(NYLIM) NL529

MainStay WMC International Research Equity Fund

Message from the President and Annual Report
October 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Volatile economic and geopolitical forces drove market behavior during the 12-month reporting period ended October 31, 2023. While equity markets generally gained ground, bond prices trended broadly lower.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation and interest rate trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 7.1% in November 2022, and to 3.2% in October 2023. At the same time, the Fed increased the benchmark federal funds rate from 3.75%–4.00% at the beginning of the reporting period to 5.25%–5.50% as of October 31, 2023. As the pace of rate increases slowed during the period, investors hoped for an early shift to a looser monetary policy. However, comments from Fed members late in the period reinforced the central bank’s hawkish stance in response to surprisingly robust U.S. economic growth and rising wage pressures, thus increasing the likelihood that interest rates would stay higher for longer. International developed markets exhibited similar dynamics of elevated inflation and rising interest rates.
Despite the backdrop of high interest rates—along with political dysfunction in Washington D.C. and intensifying global geopolitical instability—equity markets managed to advance, supported by healthy consumer spending trends and persistent domestic economic growth. The S&P 500® Index, a widely regarded benchmark of large-cap U.S. market performance, gained ground, bolstered by the strong performance of energy stocks amid surging petroleum prices and mega-cap, growth-oriented, technology-related shares, which rose as investors flocked to companies creating the infrastructure for developments in artificial intelligence. Smaller-cap stocks and value-oriented shares produced milder returns. Among industry sectors, energy and information technology posted the strongest gains. Real estate declined most sharply under pressure from rising mortgage rates and weak levels of office occupancy. Developed international markets outperformed U.S. markets, with Europe benefiting during the first half of the period from unexpected economic resilience in the face of rising energy prices and the ongoing war in Ukraine. Emerging markets posted positive results but lagged developed markets, largely due to slow economic growth in China despite the relaxation of pandemic-era lockdowns.
Bond prices were driven lower by rising yields and increasing expectations of high interest rates for an extended period of time. The U.S. yield curve steepened, with the 30-year Treasury yield exceeding 5% for the first time in more than a decade. The yield curve remained inverted, with the 10-year Treasury yield ending the period at 4.88%, compared with 5.07% for the 2-year Treasury yield. Corporate bonds outperformed long-term Treasury bonds, but still trended lower under pressure from rising yields and an uptick in default rates. Among corporates, lower-credit-quality instruments performed slightly better than their higher-credit-quality counterparts, while floating rate securities performed better still.
In the face of today’s uncertain market environment, New York Life Investments remains dedicated to providing the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges.  For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2023
Class	Sales Charge		Inception Date[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.50% Initial Sales Charge	With sales charges	9/28/2007	6.16%	-0.74%	-0.22%	1.19%
		Excluding sales charges		12.34	0.39	0.34	1.19
Investor Class Shares[3]	Maximum 5.00% Initial Sales Charge	With sales charges	2/28/2008	6.25	-1.03	-0.42	1.50
		Excluding sales charges		11.84	0.10	0.14	1.50
Class C Shares	Maximum 1.00% CDSC	With sales charges	9/28/2007	10.10	-0.64	-0.60	2.25
	If Redeemed Within One Year of Purchase	Excluding sales charges		11.10	-0.64	-0.60	2.25
Class I Shares	No Sales Charge		9/28/2007	12.58	0.65	0.60	0.94

1.	Effective March 5, 2021, the Fund replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to March 5, 2021 reflects the Fund's prior subadvisor and principal investment strategies.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
MSCI ACWI® ex USA Index (Net)[1]	12.07%	3.46%	2.54%
Morningstar Foreign Large Blend Category Average[2]	13.03	3.87	2.92

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Fund has selected the MSCI ACWI® (All Country World Index) ex USA Index (Net) as its primary benchmark. The MSCI ACWI® ex USA Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S.
2.	The Morningstar Foreign Large Blend Category Average is representative of funds that invest in a variety of big international stocks. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These funds primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to funds where neither growth nor value characteristics predominate. These funds typically will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay WMC International Research Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay WMC International Research Equity Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$923.50	$ 5.58	$1,019.41	$ 5.85	1.15%
Investor Class Shares	$1,000.00	$921.80	$ 7.41	$1,017.49	$ 7.78	1.53%
Class C Shares	$1,000.00	$918.60	$11.03	$1,013.71	$11.57	2.28%
Class I Shares	$1,000.00	$924.10	$ 4.17	$1,020.87	$ 4.38	0.86%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of October 31, 2023 (Unaudited)
United Kingdom	14.9%
Japan	13.2
France	11.4
Germany	7.5
China	7.2
Netherlands	5.9
United States	5.4
Canada	4.7
Taiwan	3.5
Australia	3.5
Republic of Korea	3.3
Brazil	2.9
Switzerland	2.9
Italy	2.8
India	2.4
Denmark	2.2
Hong Kong	1.7
Belgium	0.8
Austria	0.7%
Thailand	0.6
Ireland	0.5
South Africa	0.5
Mexico	0.4
Indonesia	0.4
Portugal	0.3
Israel	0.2
Sweden	0.2
Nigeria	0.2
Finland	0.1
Spain	0.1
Russia	0.0‡
Other Assets, Less Liabilities	–0.4
Investments Sold Short	–0.0‡
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2023 (excluding short-term investments) (Unaudited)
1.	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR
2.	Shell plc
3.	Unilever plc
4.	Tencent Holdings Ltd.
5.	BP plc
6.	Pernod Ricard SA
7.	Haleon plc
8.	Vale SA
9.	ASML Holding NV
10.	Reckitt Benckiser Group plc

8	MainStay WMC International Research Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jonathan G. White and Mary L. Pryshlak, CFA, of Wellington Management Company LLP, the Fund’s Subadvisor.
How did MainStay WMC International Research Equity Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2023?
For the 12 months ended October 31, 2023, Class I shares of MainStay WMC International Research Equity Fund returned 12.58%, outperforming the 12.07% return of the Fund’s benchmark, the MSCI ACWI® (All Country World Index) ex USA Index (Net) (the “Index”). Over the same period, Class I shares underperformed the 13.03% return of the Morningstar Foreign Large Blend Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund outperformed the Index during the reporting period primarily due to security selection. Positive selection in financials, industrials and energy drove the Fund’s relatively strong performance, partially offset by weaker selection in consumer discretionary, consumer staples and materials. Sector allocation, a result of our bottom-up stock selection process, detracted slightly from relative results. Underweight exposure to consumer discretionary and energy, as well as overweight exposure to health care, undermined relative returns, although this was partially offset by the positive impact of the Fund’s underweight exposure to materials and its overweight exposure to financials and communication services.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the financials, industrials and communication services sectors provided the strongest positive contributions to the Fund’s performance relative to the Index. (Contributions take weightings and total returns into account.) Over the same period, the consumer discretionary, consumer staples and utilities sectors detracted most from the Fund’s relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The individual stocks that contributed most to the Fund’s absolute performance included Taiwan Semiconductor Manufacturing (“TSMC”) and Tencent. TSMC shares climbed higher on rising demand for semiconductor chips used for artificial intelligence (“AI”) functions. The company is seen as a key beneficiary of the emerging generative AI market, given that it manufactures advanced AI semiconductors for industry leader NVIDIA. Chinese multinational technology conglomerate Tencent benefited from easing COVID-19-related restrictions at the end of 2022. Chinese regulators granted new licenses for games made by the technology group, signaling that Beijing was easing its crackdown on the sector.
The holdings that detracted most significantly from absolute performance included Air France-KLM and Adyen. Air France-KLM reported higher-than-expected second-quarter earnings, although results were overshadowed by the airline's upward revision of unit costs due to inflationary pressures from higher fuel, labor, and material costs, as well as increased airport fees. Additionally, the rebound in business travel after the end of the pandemic proved slower than expected. Shares of Adyen, a payment solutions provider, declined when the company reported earnings for the first half of 2023 that significantly missed consensus estimates, with operating income falling 10% year-over-year. Management cited headwinds from a slowdown in sales, industry-wide pricing pressures and higher inflation.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund initiated positions in British multinational consumer health care company Haleon and global pharmaceutical and biotechnology company Novo Nordisk. Haleon remains one of the few consumer staples companies to continue to post positive volume growth, with management reiterating their organic revenue growth guidance for fiscal year 2023. In our view, Haleon has a strong and under-appreciated consumer health franchise, which we believe is at relatively low risk from private label competition. We expect Novo Nordisk to benefit from positive sales trajectories for its GLP-1 medications for both obesity (Wegovy) and diabetes (Ozempic) for the next few years. We believe that the growth prospects of the obesity market, where there is large patient population, are not fully captured by market expectations.
During the same period, the Fund eliminated its positions in global spirits company Diageo and tobacco and nicotine company British-American Tobacco, both based in the U.K. Diageo faces a challenging period as the company embarks on a large capital investment program at a time of negative revisions from peak earnings as demand normalizes. U.S. market growth has declined to 3% from 10% over the last two years, versus the company’s long-term trend of 4–5%. Tequila, which drove roughly two thirds of the company’s organic sales growth over the past three years, is normalizing faster and deeper than management expected. While British-American Tobacco has established a well-positioned product portfolio in all relevant risk-reduced product categories (heated tobacco, vaping, and modern oral), we eliminated the Fund’s position in favor of more attractive risk/reward opportunities.

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
9

How did the Fund’s sector and/or country weightings change during the reporting period?
During the reporting period, we increased the Fund’s active weights primarily in the consumer discretionary, financials and utilities sectors, while decreasing exposure most significantly in information technology, industrials and health care.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2023, the Fund held its largest overweight exposures relative to the Index in the health care and real estate sectors. As of the same date, the Fund held its most significantly underweight exposures in consumer discretionary and materials.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay WMC International Research Equity Fund

Portfolio of Investments October 31, 2023†^
	Shares	Value
Common Stocks 96.2%
Australia 3.5%
ANZ Group Holdings Ltd. (Banks)	71,521	$ 1,121,077
Brambles Ltd. (Commercial Services & Supplies)	489	4,067
De Grey Mining Ltd. (Metals & Mining) (a)	173,260	131,339
Glencore plc (Metals & Mining)	257,146	1,360,053
Goodman Group (Industrial REITs)	63,167	831,051
Orora Ltd. (Containers & Packaging)	105,979	165,380
Rio Tinto plc (Metals & Mining)	14,289	912,666
Stockland (Diversified REITs)	179,662	403,449
Whitehaven Coal Ltd. (Oil, Gas & Consumable Fuels)	23,249	109,135
		5,038,217
Austria 0.7%
BAWAG Group AG (Banks) (b)	13,092	580,980
Erste Group Bank AG (Banks)	11,889	424,567
		1,005,547
Belgium 0.8%
KBC Group NV (Banks)	14,392	790,342
UCB SA (Pharmaceuticals)	5,195	379,611
		1,169,953
Brazil 2.5%
Cia de Saneamento Basico do Estado de Sao Paulo SABESP (Water Utilities)	61,600	713,164
Petroleo Brasileiro SA (Oil, Gas & Consumable Fuels)	49,000	367,761
Rumo SA (Ground Transportation)	80,650	356,880
Vale SA (Metals & Mining)	162,154	2,219,195
		3,657,000
Canada 4.7%
Alimentation Couche-Tard, Inc. (Consumer Staples Distribution & Retail)	26,391	1,436,637
Barrick Gold Corp. (Metals & Mining)	58,965	941,824
Boat Rocker Media, Inc. (Entertainment) (a)	42,890	53,816
Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)	49,137	936,145
Constellation Software, Inc. (Software)	419	839,967
Hydro One Ltd. (Electric Utilities) (b)	7,525	195,132
Intact Financial Corp. (Insurance)	4,477	629,024
Lightspeed Commerce, Inc. (Software) (a)	24,468	304,871
Methanex Corp. (Chemicals)	9,815	405,269
Shopify, Inc., Class A (IT Services) (a)	16,538	780,972
Teck Resources Ltd., Class B (Metals & Mining)	9,500	335,677
		6,859,334
	Shares	Value

China 7.2%
Anhui Conch Cement Co. Ltd., Class H (Construction Materials)	63,000	$ 157,153
BYD Co. Ltd., Class H (Automobiles)	21,053	638,699
China Longyuan Power Group Corp. Ltd., Class H (Independent Power and Renewable Electricity Producers)	648,877	549,766
China Merchants Bank Co. Ltd., Class H (Banks)	258,097	982,881
ENN Energy Holdings Ltd. (Gas Utilities)	67,300	513,872
KE Holdings, Inc., ADR (Real Estate Management & Development)	71,504	1,051,824
Meituan (Hotels, Restaurants & Leisure) (a)(b)	94,721	1,338,761
Minth Group Ltd. (Automobile Components)	156,000	347,674
PICC Property & Casualty Co. Ltd., Class H (Insurance)	726,000	829,423
Prosus NV (Broadline Retail) (a)	7,276	203,478
Tencent Holdings Ltd. (Interactive Media & Services)	78,239	2,891,501
Trip.com Group Ltd. (Hotels, Restaurants & Leisure) (a)	24,032	825,507
WuXi AppTec Co. Ltd., Class H (Life Sciences Tools & Services) (b)(c)	17,000	204,211
		10,534,750
Denmark 2.2%
Ascendis Pharma A/S, ADR (Biotechnology) (a)	4,404	393,321
Genmab A/S (Biotechnology) (a)	2,236	630,819
Novo Nordisk A/S, Class B (Pharmaceuticals)	22,581	2,167,264
		3,191,404
Finland 0.1%
Nokian Renkaat OYJ (Automobile Components)	27,417	206,783
France 11.4%
Air France-KLM (Passenger Airlines) (a)	80,737	910,148
Airbus SE (Aerospace & Defense)	6,187	826,688
ALD SA (Ground Transportation) (b)	31,521	211,287
Arkema SA (Chemicals)	3,764	351,990
AXA SA (Insurance)	57,749	1,708,168
BNP Paribas SA (Banks)	21,039	1,208,570
Bureau Veritas SA (Professional Services)	28,401	645,798
Capgemini SE (IT Services)	2,915	513,546
Edenred SE (Financial Services)	5,957	316,668
Engie SA (Multi-Utilities)	72,476	1,150,610

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2023†^ (continued)
	Shares	Value
Common Stocks (continued)
France (continued)
JCDecaux SE (Media) (a)	24,335	$ 380,053
Klepierre SA (Retail REITs)	30,171	731,058
Legrand SA (Electrical Equipment)	8,248	711,093
LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	2,328	1,661,467
Pernod Ricard SA (Beverages)	14,116	2,501,803
Renault SA (Automobiles)	15,584	544,976
Safran SA (Aerospace & Defense)	3,526	548,511
TotalEnergies SE (Oil, Gas & Consumable Fuels)	9,851	658,755
Valeo SE (Automobile Components)	26,082	343,311
Vinci SA (Construction & Engineering)	6,985	772,194
		16,696,694
Germany 7.4%
adidas AG (Textiles, Apparel & Luxury Goods)	7,566	1,338,534
Beiersdorf AG (Personal Care Products)	10,830	1,421,517
Brenntag SE (Trading Companies & Distributors)	7,263	538,871
Commerzbank AG (Banks)	42,346	454,784
Daimler Truck Holding AG (Machinery)	44,227	1,386,115
Deutsche Post AG (Air Freight & Logistics)	19,536	759,867
Deutsche Telekom AG (Registered) (Diversified Telecommunication Services)	39,460	854,885
MTU Aero Engines AG (Aerospace & Defense)	676	126,604
Rheinmetall AG (Aerospace & Defense)	1,100	314,721
RWE AG (Independent Power and Renewable Electricity Producers)	20,772	794,096
Siemens AG (Registered) (Industrial Conglomerates)	8,239	1,089,362
Siemens Healthineers AG (Health Care Equipment & Supplies) (b)	5,182	253,976
Talanx AG (Insurance)	15,593	980,863
United Internet AG (Registered), Class G (Diversified Telecommunication Services)	26,073	542,101
		10,856,296
Hong Kong 1.7%
AIA Group Ltd. (Insurance)	234,108	2,029,868
Techtronic Industries Co. Ltd. (Machinery)	56,000	510,246
		2,540,114
India 2.4%
Axis Bank Ltd. (Banks)	73,153	862,675
	Shares	Value

India (continued)
Bharti Airtel Ltd. (Wireless Telecommunication Services)	82,128	$ 901,981
Kotak Mahindra Bank Ltd. (Banks)	49,728	1,038,893
SBI Life Insurance Co. Ltd. (Insurance) (b)	42,520	698,557
		3,502,106
Indonesia 0.4%
Bank Rakyat Indonesia Persero Tbk. PT (Banks)	1,749,310	546,212
Ireland 0.5%
AIB Group plc (Banks)	181,542	786,415
Israel 0.2%
Wix.com Ltd. (IT Services) (a)	4,120	329,188
Italy 2.8%
DiaSorin SpA (Health Care Equipment & Supplies)	3,277	292,995
Enel SpA (Electric Utilities)	107,691	682,320
Eurogroup Laminations SpA (Electrical Equipment) (a)	59,591	195,717
Ferrari NV (Automobiles)	2,454	741,323
FinecoBank Banca Fineco SpA (Banks)	54,558	641,645
Stevanato Group SpA (Life Sciences Tools & Services)	10,489	293,167
UniCredit SpA (Banks)	50,074	1,251,730
		4,098,897
Japan 13.2%
Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)	24,200	712,070
Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	37,400	951,933
Daikin Industries Ltd. (Building Products)	1,600	228,323
Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	8,674	924,197
Eisai Co. Ltd. (Pharmaceuticals)	7,800	409,670
Hakuhodo DY Holdings, Inc. (Media)	20,900	167,324
Ibiden Co. Ltd. (Electronic Equipment, Instruments & Components)	19,045	796,730
Isuzu Motors Ltd. (Automobiles)	49,570	543,038
ITOCHU Corp. (Trading Companies & Distributors)	16,500	584,889
Kansai Electric Power Co., Inc. (The) (Electric Utilities)	27,700	352,064
KDDI Corp. (Wireless Telecommunication Services)	30,506	903,054

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay WMC International Research Equity Fund

	Shares	Value
Common Stocks (continued)
Japan (continued)
Keyence Corp. (Electronic Equipment, Instruments & Components)	795	$ 304,992
Koito Manufacturing Co. Ltd. (Automobile Components)	12,170	179,810
Kyushu Electric Power Co., Inc. (Electric Utilities) (a)	10,800	68,672
Makita Corp. (Machinery)	27,500	700,495
Mitsubishi Corp. (Trading Companies & Distributors)	15,400	706,627
Mitsubishi Electric Corp. (Electrical Equipment)	14,300	158,260
Mitsubishi UFJ Financial Group, Inc. (Banks)	151,800	1,258,866
Mitsui & Co. Ltd. (Trading Companies & Distributors)	18,100	646,859
Musashi Seimitsu Industry Co. Ltd. (Automobile Components)	19,000	179,878
Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	574,950	670,633
Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	15,670	362,351
Oriental Land Co. Ltd. (Hotels, Restaurants & Leisure)	22,000	704,958
Recruit Holdings Co. Ltd. (Professional Services)	20,425	583,879
Sony Group Corp. (Household Durables)	18,656	1,529,281
Sumitomo Mitsui Trust Holdings, Inc. (Banks)	19,900	736,526
T&D Holdings, Inc. (Insurance)	68,800	1,213,050
Terumo Corp. (Health Care Equipment & Supplies)	16,800	453,542
Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	11,058	1,441,206
Yamaha Motor Co. Ltd. (Automobiles) (c)	34,493	827,650
		19,300,827
Mexico 0.4%
Corp. Inmobiliaria Vesta SAB de CV (Real Estate Management & Development) (c)	199,900	626,787
Netherlands 5.9%
Adyen NV (Financial Services) (a)(b)	331	222,012
Akzo Nobel NV (Chemicals)	3,724	249,267
Argenx SE (Biotechnology) (a)	1,426	670,080
ASML Holding NV (Semiconductors & Semiconductor Equipment)	3,700	2,213,133
	Shares	Value

Netherlands (continued)
IMCD NV (Trading Companies & Distributors)	2,624	$ 315,128
Koninklijke Ahold Delhaize NV (Consumer Staples Distribution & Retail)	31,062	920,268
Shell plc (Oil, Gas & Consumable Fuels)	105,847	3,404,768
Wolters Kluwer NV (Professional Services)	4,439	568,795
		8,563,451
Nigeria 0.2%
Airtel Africa plc (Wireless Telecommunication Services) (b)	202,346	278,652
Portugal 0.3%
EDP - Energias de Portugal SA (Electric Utilities)	110,427	463,866
Republic of Korea 1.8%
Coupang, Inc. (Broadline Retail) (a)	63,725	1,083,325
LG Chem Ltd. (Chemicals)	824	268,454
Samsung SDI Co. Ltd. (Electronic Equipment, Instruments & Components)	1,101	346,877
Shinhan Financial Group Co. Ltd. (Banks)	24,122	620,665
SK Telecom Co. Ltd. (Wireless Telecommunication Services)	8,507	309,592
		2,628,913
Russia 0.0% ‡
LUKOIL PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels) (a)(d)(e)	11,171	27,760
Mobile TeleSystems PJSC (Wireless Telecommunication Services) (d)(e)	80,528	—
		27,760
South Africa 0.5%
Anglo American plc (Metals & Mining)	21,729	553,696
Thungela Resources Ltd. (Oil, Gas & Consumable Fuels)	12,106	107,061
		660,757
Spain 0.1%
Aena SME SA (Transportation Infrastructure)	1,382	199,969
Sweden 0.2%
Assa Abloy AB, Class B (Building Products)	15,367	326,959
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2023†^ (continued)
	Shares	Value
Common Stocks (continued)
Switzerland 2.9%
Alcon, Inc. (Health Care Equipment & Supplies)	14,078	$ 1,003,173
DSM-Firmenich AG (Chemicals)	1,893	171,435
Novartis AG (Registered) (Pharmaceuticals)	23,018	2,139,220
Partners Group Holding AG (Capital Markets)	290	305,032
Sandoz Group AG (Pharmaceuticals) (a)	5,204	135,299
Tecan Group AG (Registered) (Life Sciences Tools & Services)	1,786	511,267
		4,265,426
Taiwan 3.5%
ASPEED Technology, Inc. (Semiconductors & Semiconductor Equipment)	5,945	471,054
E Ink Holdings, Inc. (Electronic Equipment, Instruments & Components)	149,548	774,597
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	44,363	3,828,972
		5,074,623
Thailand 0.6%
Kasikornbank PCL
(Banks)	37,900	138,661
NVDR (Banks)	172,920	632,649

PTT Global Chemical PCL (Chemicals)	45,700	43,866
		815,176
United Kingdom 14.9%
Admiral Group plc (Insurance)	30,382	902,146
Allfunds Group plc (Capital Markets)	37,924	193,334
AstraZeneca plc (Pharmaceuticals)	16,499	2,055,505
BAE Systems plc (Aerospace & Defense)	50,972	683,971
Beazley plc (Insurance)	169,952	1,062,793
BP plc (Oil, Gas & Consumable Fuels)	434,551	2,654,608
BT Group plc (Diversified Telecommunication Services)	216,365	296,511
ConvaTec Group plc (Health Care Equipment & Supplies) (b)	166,435	413,083
Croda International plc (Chemicals)	4,157	221,204
HSBC Holdings plc (Banks)	291,637	2,099,527
IMI plc (Machinery)	17,294	307,943
InterContinental Hotels Group plc (Hotels, Restaurants & Leisure)	7,208	509,012
London Stock Exchange Group plc (Capital Markets)	13,432	1,351,786
National Grid plc (Multi-Utilities)	27,425	326,204
	Shares	Value

United Kingdom (continued)
Reckitt Benckiser Group plc (Household Products)	32,931	$ 2,202,230
Rolls-Royce Holdings plc (Aerospace & Defense) (a)	101,193	264,931
Rotork plc (Machinery)	104,182	370,767
Smith & Nephew plc (Health Care Equipment & Supplies)	26,771	299,617
Standard Chartered plc (Banks)	148,107	1,134,105
Trainline plc (Hotels, Restaurants & Leisure) (a)(b)	47,573	150,570
Unilever plc (Personal Care Products)	66,467	3,141,819
Whitbread plc (Hotels, Restaurants & Leisure)	13,345	539,808
Wise plc, Class A (Financial Services) (a)	43,105	348,721
WPP plc (Media)	30,701	263,671
		21,793,866
United States 3.2%
CRH plc (Construction Materials)	6,281	337,510
Experian plc (Professional Services)	10,098	305,736
GSK plc (Pharmaceuticals)	55,349	980,450
Haleon plc (Personal Care Products)	561,195	2,247,534
QIAGEN NV (Life Sciences Tools & Services) (a)	15,248	566,623
Schneider Electric SE (Electrical Equipment)	1,988	304,966
		4,742,819
Total Common Stocks (Cost $152,217,201)		140,788,761
Preferred Stocks 2.0%
Brazil 0.4%
Banco Bradesco SA (Banks)	221,100	613,515
Germany 0.1%
Volkswagen AG (Automobiles) 2.91%	922	97,391
Republic of Korea 1.5%
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals) 1.88%	55,411	2,199,126
Total Preferred Stocks (Cost $3,723,529)		2,910,032

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay WMC International Research Equity Fund

	Shares	Value
Exchange-Traded Fund 0.7%
United States 0.7%
iShares MSCI ACWI ex U.S. ETF (c)	22,034	$ 1,003,428
Total Exchange-Traded Fund (Cost $1,034,521)		1,003,428

	Number of Warrants

Warrants 0.0% ‡
Canada 0.0% ‡
Constellation Software, Inc. (Software)
Expires 3/31/40 (a)(d)(e)	442	—
Total Warrants (Cost $0)		—

	Shares

Short-Term Investments 1.5%
Affiliated Investment Company 0.9%
United States 0.9%
MainStay U.S. Government Liquidity Fund, 5.275% (f)	1,287,657	1,287,657
Unaffiliated Investment Companies 0.6%
United States 0.6%
Invesco Government & Agency Portfolio, 5.357% (f)(g)	927,426	927,426
RBC U.S. Government Money Market Fund, 5.399% (f)(g)	50,000	50,000
		977,426
Total Short-Term Investments (Cost $2,265,083)		2,265,083
Total Investments, Before Investments Sold Short (Cost $159,240,334)	100.4%	146,967,304
Investments Sold Short (0.0)% ‡
Common Stock Sold Short (0.0)% ‡
Australia (0.0)% ‡
Virgin Australia Airlines Holdings Pty. Ltd. (Passenger Airlines) (a)(d)(e)	(444,108)	(28)
Total Common Stock Sold Short (Proceeds $0)		(28)

	Number of Rights	Value

Rights Sold Short (0.0)% ‡
United States (0.0)% ‡
Intercell (Biotechnology) Expires 12/31/49 (a)(d)(e)	(19,159)	$ (2)
Total Rights Sold Short (Proceeds $0)		(2)
Total Investments Sold Short (Proceeds $0)		(30)
Total Investments, Net of Investments Sold Short (Cost $159,240,334)	100.4%	146,967,274
Other Assets, Less Liabilities	(0.4)	(652,452)
Net Assets	100.0%	$ 146,314,822

†	Percentages indicated are based on Fund net assets.
^	Industry and country classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	All or a portion of this security was held on loan. As of October 31, 2023, the aggregate market value of securities on loan was $1,742,263; the total market value of collateral held by the Fund was $1,847,015. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $869,589. The Fund received cash collateral with a value of $977,426. (See Note 2(J))
(d)	Illiquid security—As of October 31, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $27,730, which represented less than one-tenth of a percent of the Fund’s net assets. (Unaudited)
(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(f)	Current yield as of October 31, 2023.
(g)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2023†^ (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 557	$ 36,261	$ (35,530)	$ —	$ —	$ 1,288	$ 32	$ —	1,288
Abbreviation(s):
ACWI—All Country World Index
ADR—American Depositary Receipt
ETF—Exchange-Traded Fund
MSCI—Morgan Stanley Capital International
NVDR—Non-Voting Depositary Receipt
PCL—Provision for Credit Losses
REIT—Real Estate Investment Trust
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 140,761,001	$ —	$ 27,760	$ 140,788,761
Preferred Stocks	2,910,032	—	—	2,910,032
Exchange-Traded Fund	1,003,428	—	—	1,003,428
Warrants	—	—	—	—
Short-Term Investments
Affiliated Investment Company	1,287,657	—	—	1,287,657
Unaffiliated Investment Companies	977,426	—	—	977,426
Total Short-Term Investments	2,265,083	—	—	2,265,083
Total Investments in Securities	$ 146,939,544	$ —	$ 27,760	$ 146,967,304
Liability Valuation Inputs
Common Stock Sold Short	$ —	$ —	$ (28)	$ (28)
Rights Sold Short	—	—	(2)	(2)
Total Investments in Securities Sold Short	$ —	$ —	$ (30)	$ (30)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay WMC International Research Equity Fund

The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent †^
Aerospace & Defense	$ 2,765,426	1.9%
Air Freight & Logistics	759,867	0.5
Automobile Components	1,257,456	0.9
Automobiles	3,393,077	2.3
Banks	17,925,285	12.3
Beverages	2,501,803	1.7
Biotechnology	1,694,220	1.2
Broadline Retail	1,286,803	0.9
Building Products	555,282	0.4
Capital Markets	1,850,152	1.3
Chemicals	1,711,485	1.2
Commercial Services & Supplies	4,067	0.0‡
Construction & Engineering	772,194	0.5
Construction Materials	494,663	0.3
Consumer Staples Distribution & Retail	2,356,905	1.6
Containers & Packaging	165,380	0.1
Diversified REITs	403,449	0.3
Diversified Telecommunication Services	2,364,130	1.6
Electric Utilities	1,762,054	1.2
Electrical Equipment	1,370,036	0.9
Electronic Equipment, Instruments & Components	2,223,196	1.5
Entertainment	53,816	0.0‡
Exchange-Traded Fund	1,003,428	0.7
Financial Services	887,401	0.6
Gas Utilities	513,872	0.4
Ground Transportation	568,167	0.4
Health Care Equipment & Supplies	2,716,386	1.9
Hotels, Restaurants & Leisure	4,068,616	2.8
Household Durables	1,529,281	1.0
Household Products	2,202,230	1.5
Independent Power and Renewable Electricity Producers	1,343,862	0.9
Industrial Conglomerates	1,089,362	0.7
Industrial REITs	831,051	0.6
Insurance	10,053,892	6.9
Interactive Media & Services	2,891,501	2.0
IT Services	1,623,706	1.1
Life Sciences Tools & Services	1,575,268	1.1
Machinery	3,275,566	2.2
Media	811,048	0.6
Metals & Mining	6,454,450	4.4
Multi-Utilities	1,476,814	1.0
Oil, Gas & Consumable Fuels	8,265,993	5.6
Passenger Airlines	910,148	0.6
	Value	Percent †^
Personal Care Products	$ 6,810,870	4.7%
Pharmaceuticals	9,931,022	6.8
Professional Services	2,104,208	1.4
Real Estate Management & Development	2,965,159	2.0
Retail REITs	731,058	0.5
Semiconductors & Semiconductor Equipment	7,954,365	5.4
Software	1,144,838	0.8
Technology Hardware, Storage & Peripherals	2,199,126	1.5
Textiles, Apparel & Luxury Goods	3,000,001	2.1
Trading Companies & Distributors	2,792,374	1.9
Transportation Infrastructure	199,969	0.1
Water Utilities	713,164	0.5
Wireless Telecommunication Services	2,393,279	1.6
	144,702,221	98.9
Short-Term Investments	2,265,083	1.5
Other Assets, Less Liabilities*	(652,482)	(0.4)
Net Assets	$146,314,822	100.0%

*	Includes Investments sold short (details are shown below).
The table below sets forth the diversification of the Fund's investments sold short by industry.
	Value	Percent †^
Biotechnology	$ (2)	(0.0)%‡
Passenger Airlines	(28)	(0.0)‡
	$(30)	(0.0)%‡

†	Percentages indicated are based on Fund net assets.

^	Industry and country classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in unaffiliated securities before investments sold short, at value (identified cost $157,952,677) including securities on loan of $1,742,263	$ 145,679,647
Investment in affiliated investment companies, at value (identified cost $1,287,657)	1,287,657
Cash denominated in foreign currencies (identified cost $113,374)	113,022
Cash collateral on deposit for short positions	25,338
Receivables:
Investment securities sold	1,362,413
Dividends	670,792
Fund shares sold	1,437
Securities lending	630
Other assets	24,158
Total assets	149,165,094
Liabilities
Investments sold short (proceeds $0)	30
Cash collateral received for securities on loan	977,426
Due to custodian	3,499
Payables:
Investment securities purchased	1,612,168
Fund shares redeemed	102,921
Manager (See Note 3)	83,939
Custodian	39,775
Transfer agent (See Note 3)	10,498
Shareholder communication	9,838
Professional fees	4,783
NYLIFE Distributors (See Note 3)	3,678
Trustees	20
Accrued expenses	1,697
Total liabilities	2,850,272
Net assets	$ 146,314,822
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 22,283
Additional paid-in-capital	261,152,250
261,174,533
Total distributable earnings (loss)	(114,859,711)
Net assets	$ 146,314,822
Class A
Net assets applicable to outstanding shares	$ 9,865,726
Shares of beneficial interest outstanding	1,512,773
Net asset value per share outstanding	$ 6.52
Maximum sales charge (5.50% of offering price)	0.38
Maximum offering price per share outstanding	$ 6.90
Investor Class
Net assets applicable to outstanding shares	$ 1,596,802
Shares of beneficial interest outstanding	246,413
Net asset value per share outstanding	$ 6.48
Maximum sales charge (5.00% of offering price)	0.34
Maximum offering price per share outstanding	$ 6.82
Class C
Net assets applicable to outstanding shares	$ 1,325,001
Shares of beneficial interest outstanding	209,726
Net asset value and offering price per share outstanding	$ 6.32
Class I
Net assets applicable to outstanding shares	$133,527,293
Shares of beneficial interest outstanding	20,313,828
Net asset value and offering price per share outstanding	$ 6.57

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay WMC International Research Equity Fund

Statement of Operations for the year ended October 31, 2023
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $378,276)	$ 4,433,575
Dividends-affiliated	31,945
Securities lending, net	16,329
Total income	4,481,849
Expenses
Manager (See Note 3)	1,232,469
Custodian	121,616
Professional fees	94,007
Transfer agent (See Note 3)	73,648
Registration	57,831
Distribution/Service—Class A (See Note 3)	27,843
Distribution/Service—Investor Class (See Note 3)	4,502
Distribution/Service—Class C (See Note 3)	20,327
Shareholder communication	4,667
Trustees	4,173
Miscellaneous	5,060
Total expenses before waiver/reimbursement	1,646,143
Expense waiver/reimbursement from Manager (See Note 3)	(160,615)
Reimbursement from prior custodian(a)	(1,007)
Net expenses	1,484,521
Net investment income (loss)	2,997,328
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(1,384,913)
Foreign currency transactions	(65,093)
Net realized gain (loss)	(1,450,006)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	19,862,686
Translation of other assets and liabilities in foreign currencies	55,805
Net change in unrealized appreciation (depreciation)	19,918,491
Net realized and unrealized gain (loss)	18,468,485
Net increase (decrease) in net assets resulting from operations	$21,465,813

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statements of Changes in Net Assets
for the years ended October 31, 2023 and October 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 2,997,328	$ 3,679,800
Net realized gain (loss)	(1,450,006)	(12,425,693)
Net change in unrealized appreciation (depreciation)	19,918,491	(47,901,780)
Net increase (decrease) in net assets resulting from operations	21,465,813	(56,647,673)
Distributions to shareholders:
Class A	(185,367)	(367,003)
Investor Class	(23,565)	(50,882)
Class C	(5,091)	(64,267)
Class I	(3,101,573)	(5,440,803)
Total distributions to shareholders	(3,315,596)	(5,922,955)
Capital share transactions:
Net proceeds from sales of shares	4,867,268	16,096,804
Net asset value of shares issued to shareholders in reinvestment of distributions	3,308,751	5,906,186
Cost of shares redeemed	(42,023,793)	(28,091,409)
Increase (decrease) in net assets derived from capital share transactions	(33,847,774)	(6,088,419)
Net increase (decrease) in net assets	(15,697,557)	(68,659,047)
Net Assets
Beginning of year	162,012,379	230,671,426
End of year	$146,314,822	$162,012,379
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay WMC International Research Equity Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 5.90	$ 8.16	$ 6.40	$ 7.77	$ 7.93
Net investment income (loss) (a)	0.11	0.12	0.09	0.06	0.15
Net realized and unrealized gain (loss)	0.62	(2.18)	1.81	(0.70)	0.10
Total from investment operations	0.73	(2.06)	1.90	(0.64)	0.25
Less distributions:
From net investment income	(0.11)	(0.20)	(0.14)	(0.73)	(0.41)
Net asset value at end of year	$ 6.52	$ 5.90	$ 8.16	$ 6.40	$ 7.77
Total investment return (b)	12.34%	(25.89)%	29.93%	(9.21)%	3.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.60%	1.67%	1.09%	0.89%	2.04%
Net expenses (c)	1.15%	1.15%(d)	1.31%(d)	1.63%(d)	1.75%(d)
Expenses (before waiver/reimbursement) (c)	1.21%	1.19%(d)	1.31%(d)	1.63%(d)	1.75%(d)
Portfolio turnover rate	85%	65%	117%	136%	182%
Net assets at end of year (in 000’s)	$ 9,866	$ 10,371	$ 15,492	$ 12,373	$ 19,557

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2022	1.15%	0.00%(e)
October 31, 2021	1.30%	0.01%
October 31, 2020	1.60%	0.03%
October 31, 2019	1.64%	0.11%

(e)	Less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Investor Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 5.87	$ 8.11	$ 6.36	$ 7.73	$ 7.90
Net investment income (loss) (a)	0.08	0.09	0.05	0.04	0.15
Net realized and unrealized gain (loss)	0.62	(2.16)	1.82	(0.70)	0.08
Total from investment operations	0.70	(2.07)	1.87	(0.66)	0.23
Less distributions:
From net investment income	(0.09)	(0.17)	(0.12)	(0.71)	(0.40)
Net asset value at end of year	$ 6.48	$ 5.87	$ 8.11	$ 6.36	$ 7.73
Total investment return (b)	11.84%	(26.07)%	29.66%	(9.47)%	3.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.23%	1.35%	0.64%	0.66%	2.00%
Net expenses (c)	1.52%	1.46%(d)	1.63%(d)	1.89%(d)	1.93%(d)
Expenses (before waiver/reimbursement) (c)	1.59%	1.50%(d)	1.63%(d)	1.89%(d)	1.93%(d)
Portfolio turnover rate	85%	65%	117%	136%	182%
Net assets at end of year (in 000's)	$ 1,597	$ 1,624	$ 2,487	$ 2,731	$ 3,690

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2022	1.46%	0.00%(e)
October 31, 2021	1.62%	0.01%
October 31, 2020	1.86%	0.03%
October 31, 2019	1.81%	0.12%

(e)	Less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay WMC International Research Equity Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class C	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 5.70	$ 7.87	$ 6.16	$ 7.49	$ 7.63
Net investment income (loss) (a)	0.03	0.04	0.00‡	(0.01)	0.08
Net realized and unrealized gain (loss)	0.60	(2.11)	1.76	(0.68)	0.10
Total from investment operations	0.63	(2.07)	1.76	(0.69)	0.18
Less distributions:
From net investment income	(0.01)	(0.10)	(0.05)	(0.64)	(0.32)
Net asset value at end of year	$ 6.32	$ 5.70	$ 7.87	$ 6.16	$ 7.49
Total investment return (b)	11.10%	(26.65)%	28.66%	(10.16)%	2.81%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.49%	0.56%	0.01%	(0.22)%	1.14%
Net expenses (c)	2.27%	2.21%(d)	2.38%(d)	2.64%(d)	2.66%(d)
Expenses (before waiver/reimbursement) (c)	2.34%	2.25%(d)	2.38%(d)	2.64%(d)	2.66%(d)
Portfolio turnover rate	85%	65%	117%	136%	182%
Net assets at end of year (in 000’s)	$ 1,325	$ 2,458	$ 5,340	$ 6,229	$ 14,203

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2022	2.21%	0.00%(e)
October 31, 2021	2.37%	0.01%
October 31, 2020	2.61%	0.03%
October 31, 2019	2.55%	0.11%

(e)	Less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 5.95	$ 8.22	$ 6.45	$ 7.83	$ 8.00
Net investment income (loss) (a)	0.13	0.14	0.10	0.08	0.17
Net realized and unrealized gain (loss)	0.62	(2.19)	1.83	(0.71)	0.10
Total from investment operations	0.75	(2.05)	1.93	(0.63)	0.27
Less distributions:
From net investment income	(0.13)	(0.22)	(0.16)	(0.75)	(0.44)
Net asset value at end of year	$ 6.57	$ 5.95	$ 8.22	$ 6.45	$ 7.83
Total investment return (b)	12.58%	(25.61)%	30.21%	(8.98)%	4.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.87%	1.95%	1.26%	1.19%	2.20%
Net expenses (c)	0.86%	0.86%(d)	1.06%(d)	1.38%(d)	1.50%(d)
Expenses (before waiver/reimbursement) (c)	0.96%	0.94%(d)	1.08%(d)	1.38%(d)	1.50%(d)
Portfolio turnover rate	85%	65%	117%	136%	182%
Net assets at end of year (in 000’s)	$ 133,527	$ 147,559	$ 207,352	$ 230,100	$ 281,279

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2022	0.86%	0.00%(e)
October 31, 2021	1.05%	0.01%
October 31, 2020	1.35%	0.03%
October 31, 2019	1.40%	0.10%

(e)	Less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay WMC International Research Equity Fund

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay WMC International Research Equity Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	September 28, 2007
Investor Class	February 28, 2008
Class C	September 28, 2007
Class I	September 28, 2007
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that

25

Notes to Financial Statements (continued)
establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy. As of October 31, 2023, securities that were fair valued in such a manner are shown in the Portfolio of Investments.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of October 31, 2023 were fair valued in such a manner.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized

26	MainStay WMC International Research Equity Fund

as Level 2 in the hierarchy. No securities held by the Fund as of October 31, 2023, were fair valued in such a manner.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Exchange-traded funds  (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Fund's procedures described above. The liquidity of the Fund's investments was determined as of October 31, 2023, and can change at any time. Illiquid investments as of October 31, 2023, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation
27

Notes to Financial Statements (continued)
(depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Sold Short.  During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. As of October 31, 2023, the securities sold short are shown in the Portfolio of Investments.
(J) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement

28	MainStay WMC International Research Equity Fund

between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2023, are shown in the Portfolio of Investments.
(K) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. Rights and Warrants as of October 31, 2023 are shown in the Portfolio of Investments.
(L) Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund's investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(M) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of average daily net assets of the Fund.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: 1.18% for Class A shares and 0.86% for Class I shares. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments
29

Notes to Financial Statements (continued)
provides written notice of termination prior to the start of the next term or upon approval of the Board.
New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: 1.95% for Investor Class shares and 2.70% for Class C shares. These voluntary waivers or reimbursements may be discontinued at any time without notice.
During the year ended October 31, 2023, New York Life Investments earned fees from the Fund in the amount of $1,232,469 and waived fees and/or reimbursed expenses, including the waiver/reimbursement of certain class specific expenses in the amount of $160,615 and paid the Subadvisor fees in the amount of $479,482.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2023, were $409 and $175, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 3,995	$ —
Investor Class	7,459	(1,264)
Class C	8,552	(1,526)
Class I	53,642	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

30	MainStay WMC International Research Equity Fund

Note 4-Federal Income Tax
As of October 31, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$160,196,814	$7,920,995	$(21,150,535)	$(13,229,540)
As of October 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$2,836,930	$(104,421,629)	$—	$(13,275,012)	$(114,859,711)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and passive foreign investment company (“PFIC”).
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $104,421,629, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$95,295	$9,127
During the years ended October 31, 2023 and October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$3,315,596	$5,922,955
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2023, purchases and sales of securities, other than short-term securities, were $138,155 and $171,377, respectively.
The Fund may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made
31

Notes to Financial Statements (continued)
pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transactions during the year ended October 31, 2023, were as follows:
Sales (000's)	Realized Gain / (Loss) (000's)
$53	$(125)
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2023 and October 31, 2022, were as follows:
Class A	Shares	Amount
Year ended October 31, 2023:
Shares sold	151,460	$ 1,033,866
Shares issued to shareholders in reinvestment of distributions	27,569	180,852
Shares redeemed	(435,884)	(2,976,755)
Net increase (decrease) in shares outstanding before conversion	(256,855)	(1,762,037)
Shares converted into Class A (See Note 1)	13,637	92,922
Shares converted from Class A (See Note 1)	(1,063)	(7,142)
Net increase (decrease)	(244,281)	$ (1,676,257)
Year ended October 31, 2022:
Shares sold	381,741	$ 2,732,536
Shares issued to shareholders in reinvestment of distributions	45,770	357,008
Shares redeemed	(579,197)	(3,997,262)
Net increase (decrease) in shares outstanding before conversion	(151,686)	(907,718)
Shares converted into Class A (See Note 1)	9,711	68,614
Net increase (decrease)	(141,975)	$ (839,104)

Investor Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	7,994	$ 55,445
Shares issued to shareholders in reinvestment of distributions	3,565	23,315
Shares redeemed	(38,082)	(262,287)
Net increase (decrease) in shares outstanding before conversion	(26,523)	(183,527)
Shares converted into Investor Class (See Note 1)	5,089	34,768
Shares converted from Investor Class (See Note 1)	(8,923)	(61,321)
Net increase (decrease)	(30,357)	$ (210,080)
Year ended October 31, 2022:
Shares sold	8,861	$ 61,330
Shares issued to shareholders in reinvestment of distributions	6,470	50,334
Shares redeemed	(39,740)	(266,279)
Net increase (decrease) in shares outstanding before conversion	(24,409)	(154,615)
Shares converted into Investor Class (See Note 1)	2,258	15,133
Shares converted from Investor Class (See Note 1)	(7,927)	(56,148)
Net increase (decrease)	(30,078)	$ (195,630)

Class C	Shares	Amount
Year ended October 31, 2023:
Shares sold	12,510	$ 85,290
Shares issued to shareholders in reinvestment of distributions	793	5,091
Shares redeemed	(229,803)	(1,512,804)
Net increase (decrease) in shares outstanding before conversion	(216,500)	(1,422,423)
Shares converted from Class C (See Note 1)	(5,037)	(33,657)
Net increase (decrease)	(221,537)	$ (1,456,080)
Year ended October 31, 2022:
Shares sold	11,524	$ 79,421
Shares issued to shareholders in reinvestment of distributions	8,412	64,017
Shares redeemed	(263,222)	(1,734,461)
Net increase (decrease) in shares outstanding before conversion	(243,286)	(1,591,023)
Shares converted from Class C (See Note 1)	(4,187)	(27,599)
Net increase (decrease)	(247,473)	$ (1,618,622)

32	MainStay WMC International Research Equity Fund

Class I	Shares	Amount
Year ended October 31, 2023:
Shares sold	522,048	$ 3,692,667
Shares issued to shareholders in reinvestment of distributions	469,620	3,099,493
Shares redeemed	(5,473,111)	(37,271,947)
Net increase (decrease) in shares outstanding before conversion	(4,481,443)	(30,479,787)
Shares converted from Class I (See Note 1)	(3,834)	(25,570)
Net increase (decrease)	(4,485,277)	$(30,505,357)
Year ended October 31, 2022:
Shares sold	2,007,742	$ 13,223,517
Shares issued to shareholders in reinvestment of distributions	693,218	5,434,827
Shares redeemed	(3,122,136)	(22,093,407)
Net increase (decrease)	(421,176)	$ (3,435,063)
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
33

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay WMC International Research Equity Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with custodians, the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 22, 2023
34	MainStay WMC International Research Equity Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For the fiscal year ended October 31, 2023, the Fund designated approximately $3,666,377 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2023 should be multiplied by 0.48% to arrive at the amount eligible for the corporate dividend-received deduction.
In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2023:
•    the total amount of taxes credited to foreign countries was $350,781.
•    the total amount of income sourced from foreign countries was $3,289,393.
In February 2024, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2023. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2023.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
35

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
36	MainStay WMC International Research Equity Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
37

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
38	MainStay WMC International Research Equity Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
39

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5013744MS139-23	MSWIRE11-12/23
(NYLIM) NL530

MainStay WMC Small Companies Fund

Message from the President and Annual Report
October 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Volatile economic and geopolitical forces drove market behavior during the 12-month reporting period ended October 31, 2023. While equity markets generally gained ground, bond prices trended broadly lower.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation and interest rate trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 7.1% in November 2022, and to 3.2% in October 2023. At the same time, the Fed increased the benchmark federal funds rate from 3.75%–4.00% at the beginning of the reporting period to 5.25%–5.50% as of October 31, 2023. As the pace of rate increases slowed during the period, investors hoped for an early shift to a looser monetary policy. However, comments from Fed members late in the period reinforced the central bank’s hawkish stance in response to surprisingly robust U.S. economic growth and rising wage pressures, thus increasing the likelihood that interest rates would stay higher for longer. International developed markets exhibited similar dynamics of elevated inflation and rising interest rates.
Despite the backdrop of high interest rates—along with political dysfunction in Washington D.C. and intensifying global geopolitical instability—equity markets managed to advance, supported by healthy consumer spending trends and persistent domestic economic growth. The S&P 500® Index, a widely regarded benchmark of large-cap U.S. market performance, gained ground, bolstered by the strong performance of energy stocks amid surging petroleum prices and mega-cap, growth-oriented, technology-related shares, which rose as investors flocked to companies creating the infrastructure for developments in artificial intelligence. Smaller-cap stocks and value-oriented shares produced milder returns. Among industry sectors, energy and information technology posted the strongest gains. Real estate declined most sharply under pressure from rising mortgage rates and weak levels of office occupancy. Developed international markets outperformed U.S. markets, with Europe benefiting during the first half of the period from unexpected economic resilience in the face of rising energy prices and the ongoing war in Ukraine. Emerging markets posted positive results but lagged developed markets, largely due to slow economic growth in China despite the relaxation of pandemic-era lockdowns.
Bond prices were driven lower by rising yields and increasing expectations of high interest rates for an extended period of time. The U.S. yield curve steepened, with the 30-year Treasury yield exceeding 5% for the first time in more than a decade. The yield curve remained inverted, with the 10-year Treasury yield ending the period at 4.88%, compared with 5.07% for the 2-year Treasury yield. Corporate bonds outperformed long-term Treasury bonds, but still trended lower under pressure from rising yields and an uptick in default rates. Among corporates, lower-credit-quality instruments performed slightly better than their higher-credit-quality counterparts, while floating rate securities performed better still.
In the face of today’s uncertain market environment, New York Life Investments remains dedicated to providing the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges.  For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2023
Class	Sales Charge		Inception Date[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.50% Initial Sales Charge	With sales charges	1/2/2004	-19.36%	-1.29%	2.05%	1.23%
		Excluding sales charges		-14.66	-0.17	2.63	1.23
Investor Class Shares[3]	Maximum 5.00% Initial Sales Charge	With sales charges	2/28/2008	-19.17	-1.57	1.77	1.58
		Excluding sales charges		-14.92	-0.45	2.35	1.58
Class B Shares[4]	Maximum 5.00% CDSC	With sales charges	1/2/2004	-19.65	-1.42	1.59	2.33
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-15.48	-1.19	1.59	2.33
Class C Shares	Maximum 1.00% CDSC	With sales charges	12/30/2002	-16.37	-1.18	1.59	2.33
	if Redeemed Within One Year of Purchase	Excluding sales charges		-15.54	-1.18	1.59	2.33
Class I Shares	No Sales Charge		1/12/1987	-14.42	0.08	2.89	0.98
Class R1 Shares[5]	No Sales Charge		7/31/2012	-14.54	-0.03	2.78	1.08
Class R2 Shares[5]	No Sales Charge		7/31/2012	-14.73	-0.27	2.53	1.33
Class R3 Shares[5]	No Sales Charge		2/29/2016	-14.95	-0.52	2.94	1.58

1.	Effective March 5, 2021, the Fund replaced its subadvisor and modified its principal investment strategies. The performance information in the graph and table from April 1, 2019 through March 5, 2021 reflects that of the Fund's prior subadvisor and principal investment strategies. Performance information shown in this report prior to April 1, 2019 reflects that of a different previous subadvisor to the fund, investment objective and principal investment strategies.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
5.	As of October 31, 2023, Class R1, Class R2 and Class R3 shares are closed to new investors and, upon the close of business on December 29, 2023, Class R1, Class R2 and Class R3 shares are closed to additional investments by existing shareholders. Additionally, Class R1, Class R2 and Class R3 shares will be liquidated on or about February 28, 2024 (the "Liquidation Date"). It is expected that the Fund will distribute to remaining shareholders invested in Class R1, Class R2 or Class R3 shares, on or promptly after the Liquidation Date, a liquidating distribution in cash or cash equivalents equal to the net asset value of such shares.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Russell 2000® Index[1]	-8.56%	3.31%	5.63%
Morningstar Small Blend Category Average[2]	-4.86	4.61	5.83

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Fund has selected the Russell 2000® Index as its primary benchmark. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.
2.	The Morningstar Small Blend Category Average is representative of funds that favor U.S. firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to funds where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay WMC Small Companies Fund

Cost in Dollars of a $1,000 Investment in MainStay WMC Small Companies Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$914.30	$ 5.93	$1,019.00	$ 6.26	1.23%
Investor Class Shares	$1,000.00	$913.00	$ 7.14	$1,017.74	$ 7.53	1.48%
Class B Shares	$1,000.00	$909.80	$10.73	$1,013.96	$11.32	2.23%
Class C Shares	$1,000.00	$909.80	$10.73	$1,013.96	$11.32	2.23%
Class I Shares	$1,000.00	$915.60	$ 4.73	$1,020.26	$ 4.99	0.98%
Class R1 Shares	$1,000.00	$914.50	$ 5.21	$1,019.76	$ 5.50	1.08%
Class R2 Shares	$1,000.00	$913.60	$ 6.42	$1,018.50	$ 6.77	1.33%
Class R3 Shares	$1,000.00	$912.40	$ 7.62	$1,017.24	$ 8.03	1.58%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of October 31, 2023 (Unaudited)
Banks	7.7%
Biotechnology	6.8
Financial Services	6.5
Software	5.4
Health Care Equipment & Supplies	4.6
Energy Equipment & Services	4.4
Exchange–Traded Fund	4.0
Machinery	3.6
Commercial Services & Supplies	3.4
Chemicals	3.2
Ground Transportation	3.1
Metals & Mining	2.9
Real Estate Management & Development	2.7
Electronic Equipment, Instruments & Components	2.6
Trading Companies & Distributors	2.5
Semiconductors & Semiconductor Equipment	2.4
Automobile Components	2.4
Interactive Media & Services	2.2
Household Durables	2.2
Diversified Consumer Services	2.1
Aerospace & Defense	2.0%
Oil, Gas & Consumable Fuels	2.0
Health Care REITs	1.9
Food Products	1.9
Hotels, Restaurants & Leisure	1.9
Gas Utilities	1.8
Capital Markets	1.8
Mortgage Real Estate Investment Trusts	1.6
Consumer Finance	1.6
Specialized REITs	1.5
Health Care Providers & Services	1.4
Media	1.4
Building Products	1.4
Electric Utilities	1.3
Pharmaceuticals	0.8
Insurance	0.0‡
Short–Term Investment	5.6
Other Assets, Less Liabilities	–4.6
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2023 (excluding short-term investments) (Unaudited)
1.	iShares Russell 2000 ETF
2.	MRC Global, Inc.
3.	Taboola.com Ltd.
4.	Skyline Champion Corp.
5.	Carpenter Technology Corp.
6.	Laureate Education, Inc.
7.	BWX Technologies, Inc.
8.	PBF Energy, Inc., Class A
9.	CareTrust REIT, Inc.
10.	Agilysys, Inc.

8	MainStay WMC Small Companies Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Peter W. Carpi, CFA, and David B. Dubard, CFA, of Wellington Management Company LLP, the Fund’s Subadvisor.
How did MainStay WMC Small Companies Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2023?
For the 12 months ended October 31, 2023, Class I shares of MainStay WMC Small Companies Fund returned −14.42%, underperforming the −8.56% return of the Fund’s benchmark, the Russell 2000® Index (the “Index”). Over the same period, Class I shares also underperformed the −4.86% return of the Morningstar Small Blend Category Average.1
Were there any changes to the Fund during the reporting period?
Effective February 28, 2023, David B. Dubard, CFA, was added as a portfolio manager of the Fund.
What factors affected the Fund’s relative performance during the reporting period?
The Fund underperformed the Index primarily due to security selection. Relatively weak selection in consumer discretionary, health care and energy more than offset relatively strong selection in the financials and communication services sectors. Sector allocation, a result of our bottom-up stock selection process, also detracted from relative results. Overweight exposure to financials and underweight exposure to energy drove the negative allocation effect.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the strongest contributions to the Fund’s performance relative to the Index came from the financials, communication services and utilities sectors. (Contributions take weightings and total returns into account.) Conversely, consumer discretionary, health care and energy detracted most significantly from relative returns.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The stocks making the strongest contributions to the Fund’s absolute performance included wood products and building materials manufacturer Boise Cascade, and specialty metals producer for the aerospace and defense industries Carpenter Technology. Boise Cascade shares rose after the company reported first-quarter 2023 sales that matched estimates, despite a weaker operating environment due to lower new single-family housing starts. We exited the Fund’s position in Boise Cascade during the reporting period. Carpenter Technology shares were driven higher by the company’s strong results in the second quarter of fiscal year 2023. Management reported that the business made strides toward returning to pre-pandemic business levels and reestablishing long-term growth trends. Management also announced that they were seeing strong demand, and expected accelerating sales and improving margins. We maintained the Fund’s position in Carpenter Technology as of the end of the reporting period.
The most significant detractors from absolute performance included global oil and gas drilling contractor Nabors Industries, and direct-to-student online learning company Chegg. Nabors’ shares declined in response to lower oil prices early in the reporting period, despite the company’s solid financial results. Chegg shares lost ground after the company announced lower-than-expected revenue guidance, citing emerging large language models that were expected to undermine new customer growth rates. Despite the anticipated headwinds, management reported earnings above expectations for both revenue and earnings per share for the first quarter of 2023. As of the end of the reporting period, we maintained the Fund’s position in Nabors industries, while eliminating the position in Chegg in favor of other investment opportunities.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund initiated positions in advertising services company Taboola.com and real estate investment trust Redwood Trust. Taboola operates an AI-based platform that recommends web-based editorial content and advertisements. Redwood Trust provides specialty finance services to the mortgage and loan industry. During the same period, the Fund eliminated its positions in Boise Cascade, described above, and in Kirby, the largest tank barge operator in the United States.
How did the Fund’s sector and/or country weightings change during the reporting period?
The Fund seeks to keep sector and industry exposures close to those of the Index so that stock selection remains the primary driver of returns. Changes in sector and industry exposures tend to be modest. The largest increases in active weight during the reporting period occurred in the communication services and consumer discretionary sectors, while the most significant decreases were in the materials and health care sectors.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2023, the Fund held its largest overweight exposures relative to the Index in the financials and materials sectors. As of the same date, the Fund held its most significantly underweight exposures to information technology and energy.

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
9

Portfolio of Investments October 31, 2023†^
	Shares	Value
Common Stocks 94.9%
Aerospace & Defense 2.0%
BWX Technologies, Inc.	62,603	$ 4,650,151
Automobile Components 2.4%
Dana, Inc.	163,576	1,877,852
Gentherm, Inc. (a)	13,862	557,530
XPEL, Inc. (a)	62,623	2,899,445
		5,334,827
Banks 7.7%
Banner Corp.	43,748	1,846,603
OFG Bancorp	82,545	2,444,983
Old National Bancorp	240,871	3,299,933
Stellar Bancorp, Inc.	126,362	2,747,110
United Community Banks, Inc.	112,357	2,481,966
Veritex Holdings, Inc.	137,389	2,365,838
WSFS Financial Corp.	62,255	2,203,827
		17,390,260
Biotechnology 6.8%
Celldex Therapeutics, Inc. (a)	106,700	2,509,584
Cytokinetics, Inc. (a)	55,900	1,948,674
Kymera Therapeutics, Inc. (a)	74,138	865,190
Merus NV (a)	105,654	2,124,702
Nuvalent, Inc., Class A (a)	62,195	3,239,738
REVOLUTION Medicines, Inc. (a)	70,403	1,393,979
Sage Therapeutics, Inc. (a)	46,746	875,553
Vaxcyte, Inc. (a)	49,624	2,386,914
		15,344,334
Building Products 1.4%
Masonite International Corp. (a)	39,415	3,119,303
Capital Markets 1.8%
Hamilton Lane, Inc., Class A	48,031	4,040,368
Chemicals 3.2%
Minerals Technologies, Inc.	69,456	3,754,791
Quaker Chemical Corp.	24,075	3,460,059
		7,214,850
Commercial Services & Supplies 3.4%
Brady Corp., Class A	81,350	4,186,271
Interface, Inc.	389,227	3,460,228
		7,646,499
Consumer Finance 1.6%
Enova International, Inc. (a)	92,944	3,706,607
	Shares	Value

Diversified Consumer Services 2.1%
Laureate Education, Inc.	335,289	$ 4,740,987
Electric Utilities 1.3%
Portland General Electric Co.	73,789	2,953,036
Electronic Equipment, Instruments & Components 2.6%
CTS Corp.	68,926	2,578,522
TTM Technologies, Inc. (a)	280,346	3,221,175
		5,799,697
Energy Equipment & Services 4.3%
Liberty Energy, Inc.	212,104	4,178,449
Nabors Industries Ltd. (a)	28,239	2,757,256
Patterson-UTI Energy, Inc.	223,250	2,835,275
		9,770,980
Financial Services 6.5%
Federal Agricultural Mortgage Corp., Class C	25,938	3,853,349
NMI Holdings, Inc., Class A (a)	150,746	4,122,903
Remitly Global, Inc. (a)	147,887	3,982,597
Shift4 Payments, Inc., Class A (a)	65,273	2,905,954
		14,864,803
Food Products 1.9%
Freshpet, Inc. (a)(b)	73,869	4,240,081
Gas Utilities 1.8%
New Jersey Resources Corp.	103,104	4,183,960
Ground Transportation 3.1%
Marten Transport Ltd.	181,146	3,184,547
Ryder System, Inc.	38,608	3,765,824
		6,950,371
Health Care Equipment & Supplies 4.6%
Artivion, Inc. (a)	258,412	3,292,169
Lantheus Holdings, Inc. (a)	37,941	2,450,988
Omnicell, Inc. (a)	51,407	1,827,005
SI-BONE, Inc. (a)	167,590	2,850,706
		10,420,868
Health Care Providers & Services 1.4%
AMN Healthcare Services, Inc. (a)	43,001	3,262,056
Health Care REITs 1.9%
CareTrust REIT, Inc.	204,544	4,401,787

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay WMC Small Companies Fund

	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure 1.9%
Hilton Grand Vacations, Inc. (a)	116,880	$ 4,201,836
Household Durables 2.2%
Skyline Champion Corp. (a)	83,411	4,890,387
Insurance 0.0% ‡
SiriusPoint Ltd. (a)	8,379	82,533
Interactive Media & Services 2.2%
Taboola.com Ltd. (a)	1,340,877	4,921,019
Machinery 3.6%
Astec Industries, Inc.	76,618	3,067,785
Blue Bird Corp. (a)	178,327	3,247,335
Greenbrier Cos., Inc. (The)	56,653	1,959,627
		8,274,747
Media 1.4%
Magnite, Inc. (a)	481,324	3,195,991
Metals & Mining 2.9%
Carpenter Technology Corp.	77,684	4,872,340
MP Materials Corp. (a)(b)	111,132	1,822,565
		6,694,905
Mortgage Real Estate Investment Trusts 1.6%
Redwood Trust, Inc. (b)	595,574	3,740,205
Oil, Gas & Consumable Fuels 2.0%
PBF Energy, Inc., Class A	94,637	4,498,097
Pharmaceuticals 0.8%
Aclaris Therapeutics, Inc. (a)	354,244	1,764,135
Real Estate Management & Development 2.7%
Marcus & Millichap, Inc.	110,744	3,178,353
Tricon Residential, Inc.	460,147	3,050,774
		6,229,127
Semiconductors & Semiconductor Equipment 2.4%
Semtech Corp. (a)	164,621	2,298,109
Tower Semiconductor Ltd. (a)	138,206	3,181,502
		5,479,611
	Shares	Value

Software 5.4%
Agilysys, Inc. (a)	50,581	$ 4,339,344
Altair Engineering, Inc., Class A (a)	60,382	3,750,930
SolarWinds Corp. (a)	447,806	4,124,293
		12,214,567
Specialized REITs 1.5%
Uniti Group, Inc. (b)	751,579	3,457,263
Trading Companies & Distributors 2.5%
MRC Global, Inc. (a)	534,803	5,620,780
Total Common Stocks (Cost $243,107,798)		215,301,028
Exchange-Traded Fund 4.0%
iShares Russell 2000 ETF (b)	55,164	9,075,581
Total Exchange-Traded Fund (Cost $9,794,496)		9,075,581

	Number of Warrants

Warrants 0.1%
Energy Equipment & Services 0.1%
Nabors Industries Ltd.
Expires 6/11/26 (a)	17,484	260,949
Total Warrants (Cost $5,002)		260,949

	Shares

Short-Term Investment 5.6%
Unaffiliated Investment Company 5.6%
Invesco Government & Agency Portfolio, 5.357% (c)(d)	12,759,487	12,759,487
Total Short-Term Investment (Cost $12,759,487)		12,759,487
Total Investments (Cost $265,666,783)	104.6%	237,397,045
Other Assets, Less Liabilities	(4.6)	(10,455,615)
Net Assets	100.0%	$ 226,941,430

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2023†^ (continued)
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of October 31, 2023, the aggregate market value of securities on loan was $12,543,200. The Fund received cash collateral with a value of $12,759,487. (See Note 2(G))
(c)	Current yield as of October 31, 2023.
(d)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 4,059	$ 89,557	$ (93,616)	$ —	$ —	$ —	$ 107	$ —	—
Abbreviation(s):
ETF—Exchange-Traded Fund
REIT—Real Estate Investment Trust
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 215,301,028	$ —	$ —	$ 215,301,028
Exchange-Traded Fund	9,075,581	—	—	9,075,581
Warrants	260,949	—	—	260,949
Short-Term Investment
Unaffiliated Investment Company	12,759,487	—	—	12,759,487
Total Investments in Securities	$ 237,397,045	$ —	$ —	$ 237,397,045

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay WMC Small Companies Fund

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in securities, at value (identified cost $265,666,783) including securities on loan of $12,543,200	$237,397,045
Receivables:
Investment securities sold	4,701,409
Fund shares sold	78,079
Dividends and interest	27,992
Securities lending	1,710
Other assets	184,090
Total assets	242,390,325
Liabilities
Cash collateral received for securities on loan	12,759,487
Due to custodian	131,847
Payables:
Investment securities purchased	2,135,860
Manager (See Note 3)	163,759
Fund shares redeemed	81,607
Transfer agent (See Note 3)	74,687
NYLIFE Distributors (See Note 3)	31,603
Shareholder communication	25,279
Professional fees	15,667
Custodian	8,551
Trustees	138
Accrued expenses	20,410
Total liabilities	15,448,895
Net assets	$226,941,430
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 12,568
Additional paid-in-capital	315,510,555
315,523,123
Total distributable earnings (loss)	(88,581,693)
Net assets	$226,941,430
Class A
Net assets applicable to outstanding shares	$103,460,199
Shares of beneficial interest outstanding	5,805,393
Net asset value per share outstanding	$ 17.82
Maximum sales charge (5.50% of offering price)	1.04
Maximum offering price per share outstanding	$ 18.86
Investor Class
Net assets applicable to outstanding shares	$ 28,292,370
Shares of beneficial interest outstanding	1,644,643
Net asset value per share outstanding	$ 17.20
Maximum sales charge (5.00% of offering price)	0.91
Maximum offering price per share outstanding	$ 18.11
Class B
Net assets applicable to outstanding shares	$ 828,325
Shares of beneficial interest outstanding	60,387
Net asset value and offering price per share outstanding	$ 13.72
Class C
Net assets applicable to outstanding shares	$ 1,279,785
Shares of beneficial interest outstanding	93,336
Net asset value and offering price per share outstanding	$ 13.71
Class I
Net assets applicable to outstanding shares	$ 92,498,289
Shares of beneficial interest outstanding	4,931,387
Net asset value and offering price per share outstanding	$ 18.76
Class R1
Net assets applicable to outstanding shares	$ 46,889
Shares of beneficial interest outstanding	2,519
Net asset value and offering price per share outstanding	$ 18.61
Class R2
Net assets applicable to outstanding shares	$ 85,522
Shares of beneficial interest outstanding	4,845
Net asset value and offering price per share outstanding	$ 17.65
Class R3
Net assets applicable to outstanding shares	$ 450,051
Shares of beneficial interest outstanding	25,878
Net asset value and offering price per share outstanding	$ 17.39

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the year ended October 31, 2023
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $36,026)	$ 3,765,559
Dividends-affiliated	106,604
Securities lending, net	67,765
Total income	3,939,928
Expenses
Manager (See Note 3)	2,402,987
Transfer agent (See Note 3)	439,507
Distribution/Service—Class A (See Note 3)	309,628
Distribution/Service—Investor Class (See Note 3)	83,882
Distribution/Service—Class B (See Note 3)	14,695
Distribution/Service—Class C (See Note 3)	19,131
Distribution/Service—Class R2 (See Note 3)	259
Distribution/Service—Class R3 (See Note 3)	2,433
Registration	102,522
Professional fees	91,365
Custodian	20,521
Trustees	7,755
Shareholder service (See Note 3)	643
Shareholder communication	264
Miscellaneous	38,608
Total expenses before waiver/reimbursement	3,534,200
Expense waiver/reimbursement from Manager (See Note 3)	(80,654)
Reimbursement from prior custodian(a)	(663)
Net expenses	3,452,883
Net investment income (loss)	487,045
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(33,180,055)
Foreign currency transactions	246
Net realized gain (loss)	(33,179,809)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(7,769,411)
Translation of other assets and liabilities in foreign currencies	74
Net change in unrealized appreciation (depreciation)	(7,769,337)
Net realized and unrealized gain (loss)	(40,949,146)
Net increase (decrease) in net assets resulting from operations	$(40,462,101)

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay WMC Small Companies Fund

Statements of Changes in Net Assets
for the years ended October 31, 2023 and October 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 487,045	$ 5,954,969
Net realized gain (loss)	(33,179,809)	(26,170,624)
Net change in unrealized appreciation (depreciation)	(7,769,337)	(31,631,451)
Net increase (decrease) in net assets resulting from operations	(40,462,101)	(51,847,106)
Distributions to shareholders:
Class A	(2,695,102)	(42,316,711)
Investor Class	(654,688)	(11,028,249)
Class B	(26,215)	(1,147,348)
Class C	(30,249)	(1,158,831)
Class I	(3,293,739)	(37,368,289)
Class R1	(1,147)	(14,689)
Class R2	(2,109)	(30,236)
Class R3	(8,221)	(118,773)
Total distributions to shareholders	(6,711,470)	(93,183,126)
Capital share transactions:
Net proceeds from sales of shares	31,953,890	51,298,006
Net asset value of shares issued to shareholders in reinvestment of distributions	6,604,900	91,619,894
Cost of shares redeemed	(92,443,616)	(71,828,689)
Increase (decrease) in net assets derived from capital share transactions	(53,884,826)	71,089,211
Net increase (decrease) in net assets	(101,058,397)	(73,941,021)
Net Assets
Beginning of year	327,999,827	401,940,848
End of year	$ 226,941,430	$327,999,827
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 21.32	$ 32.63	$ 22.62	$ 24.59	$ 28.34
Net investment income (loss) (a)	0.02	0.39	(0.10)	(0.07)	0.07
Net realized and unrealized gain (loss)	(3.09)	(3.93)	10.11	(1.83)	0.24
Total from investment operations	(3.07)	(3.54)	10.01	(1.90)	0.31
Less distributions:
From net investment income	(0.43)	—	—	(0.05)	(0.05)
From net realized gain on investments	—	(7.77)	—	—	(4.01)
Return of capital	—	—	—	(0.02)	—
Total distributions	(0.43)	(7.77)	—	(0.07)	(4.06)
Net asset value at end of year	$ 17.82	$ 21.32	$ 32.63	$ 22.62	$ 24.59
Total investment return (b)	(14.66)%	(13.90)%	44.25%	(7.76)%	1.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.09%	1.69%	(0.32)%	(0.30)%	0.27%
Net expenses (c)	1.22%	1.23%	1.21%	1.25%	1.25%
Expenses (before waiver/reimbursement)	1.22%(c)	1.23%(c)	1.22%(c)	1.25%	1.25%
Portfolio turnover rate	86%	75%	108%	208%	205%
Net assets at end of year (in 000’s)	$ 103,460	$ 135,890	$ 178,454	$ 115,403	$ 141,548

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 20.60	$ 31.86	$ 22.14	$ 24.07	$ 27.85
Net investment income (loss) (a)	(0.03)	0.32	(0.17)	(0.13)	(0.01)
Net realized and unrealized gain (loss)	(2.99)	(3.81)	9.89	(1.80)	0.24
Total from investment operations	(3.02)	(3.49)	9.72	(1.93)	0.23
Less distributions:
From net investment income	(0.38)	—	—	(0.00)‡	—
From net realized gain on investments	—	(7.77)	—	—	(4.01)
Return of capital	—	—	—	(0.00)‡	—
Total distributions	(0.38)	(7.77)	—	(0.00)‡	(4.01)
Net asset value at end of year	$ 17.20	$ 20.60	$ 31.86	$ 22.14	$ 24.07
Total investment return (b)	(14.92)%	(14.13)%	43.90%	(8.02)%	1.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.18)%	1.43%	(0.57)%	(0.57)%	(0.05)%
Net expenses (c)	1.49%	1.50%	1.49%	1.52%	1.55%
Expenses (before waiver/reimbursement) (c)	1.70%	1.58%	1.66%	1.70%	1.64%
Portfolio turnover rate	86%	75%	108%	208%	205%
Net assets at end of year (in 000's)	$ 28,292	$ 35,985	$ 45,382	$ 41,547	$ 49,342

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay WMC Small Companies Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 16.46	$ 27.20	$ 19.04	$ 20.86	$ 24.83
Net investment income (loss) (a)	(0.14)	0.15	(0.34)	(0.25)	(0.16)
Net realized and unrealized gain (loss)	(2.38)	(3.12)	8.50	(1.57)	0.20
Total from investment operations	(2.52)	(2.97)	8.16	(1.82)	0.04
Less distributions:
From net investment income	(0.22)	—	—	—	—
From net realized gain on investments	—	(7.77)	—	—	(4.01)
Total distributions	(0.22)	(7.77)	—	—	(4.01)
Net asset value at end of year	$ 13.72	$ 16.46	$ 27.20	$ 19.04	$ 20.86
Total investment return (b)	(15.48)%	(14.81)%	42.86%	(8.72)%	0.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.92)%	0.88%	(1.31)%	(1.30)%	(0.74)%
Net expenses (c)	2.24%	2.24%	2.24%	2.27%	2.30%
Expenses (before waiver/reimbursement) (c)	2.46%	2.33%	2.41%	2.45%	2.39%
Portfolio turnover rate	86%	75%	108%	208%	205%
Net assets at end of year (in 000’s)	$ 828	$ 2,036	$ 4,021	$ 4,447	$ 7,442

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 16.46	$ 27.19	$ 19.03	$ 20.84	$ 24.81
Net investment income (loss) (a)	(0.15)	0.15	(0.34)	(0.25)	(0.13)
Net realized and unrealized gain (loss)	(2.38)	(3.11)	8.50	(1.56)	0.17
Total from investment operations	(2.53)	(2.96)	8.16	(1.81)	0.04
Less distributions:
From net investment income	(0.22)	—	—	—	—
From net realized gain on investments	—	(7.77)	—	—	(4.01)
Total distributions	(0.22)	(7.77)	—	—	(4.01)
Net asset value at end of year	$ 13.71	$ 16.46	$ 27.19	$ 19.03	$ 20.84
Total investment return (b)	(15.54)%	(14.74)%	42.88%(c)	(8.69)%	0.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.92)%	0.83%	(1.32)%	(1.30)%	(0.60)%
Net expenses (d)	2.24%	2.24%	2.24%	2.27%	2.30%
Expenses (before waiver/reimbursement) (d)	2.46%	2.33%	2.41%	2.45%	2.39%
Portfolio turnover rate	86%	75%	108%	208%	205%
Net assets at end of year (in 000’s)	$ 1,280	$ 2,415	$ 4,129	$ 3,201	$ 5,469

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 22.43	$ 33.85	$ 23.40	$ 25.44	$ 29.19
Net investment income (loss) (a)	0.07	0.45	(0.02)	(0.01)	0.17
Net realized and unrealized gain (loss)	(3.25)	(4.10)	10.47	(1.90)	0.22
Total from investment operations	(3.18)	(3.65)	10.45	(1.91)	0.39
Less distributions:
From net investment income	(0.49)	—	—	(0.09)	(0.13)
From net realized gain on investments	—	(7.77)	—	—	(4.01)
Return of capital	—	—	—	(0.04)	—
Total distributions	(0.49)	(7.77)	—	(0.13)	(4.14)
Net asset value at end of year	$ 18.76	$ 22.43	$ 33.85	$ 23.40	$ 25.44
Total investment return (b)	(14.42)%	(13.71)%	44.66%	(7.55)%	1.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.34%	1.85%	(0.05)%	(0.06)%	0.66%
Net expenses (c)	0.97%	0.98%	0.96%	1.00%	1.00%
Expenses (before waiver/reimbursement)	0.97%(c)	0.98%(c)	0.97%(c)	1.00%	1.00%
Portfolio turnover rate	86%	75%	108%	208%	205%
Net assets at end of year (in 000’s)	$ 92,498	$ 151,035	$ 169,281	$ 127,115	$ 146,525

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R1	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 22.26	$ 33.69	$ 23.31	$ 25.34	$ 29.09
Net investment income (loss) (a)	0.05	0.43	(0.05)	(0.04)	0.10
Net realized and unrealized gain (loss)	(3.23)	(4.09)	10.43	(1.88)	0.26
Total from investment operations	(3.18)	(3.66)	10.38	(1.92)	0.36
Less distributions:
From net investment income	(0.47)	—	—	(0.08)	(0.10)
From net realized gain on investments	—	(7.77)	—	—	(4.01)
Return of capital	—	—	—	(0.03)	—
Total distributions	(0.47)	(7.77)	—	(0.11)	(4.11)
Net asset value at end of year	$ 18.61	$ 22.26	$ 33.69	$ 23.31	$ 25.34
Total investment return (b)	(14.54)%	(13.80)%	44.53%(c)	(7.62)%	1.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.23%	1.77%	(0.16)%	(0.18)%	0.41%
Net expenses (d)	1.08%	1.08%	1.06%	1.10%	1.10%
Expenses (before waiver/reimbursement)	1.08%(d)	1.08%(d)	1.07%(d)	1.10%	1.10%
Portfolio turnover rate	86%	75%	108%	208%	205%
Net assets at end of year (in 000’s)	$ 47	$ 55	$ 64	$ 44	$ 65

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay WMC Small Companies Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R2	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 21.12	$ 32.43	$ 22.50	$ 24.47	$ 28.21
Net investment income (loss) (a)	(0.00)‡	0.35	(0.13)	(0.09)	0.04
Net realized and unrealized gain (loss)	(3.06)	(3.89)	10.06	(1.83)	0.25
Total from investment operations	(3.06)	(3.54)	9.93	(1.92)	0.29
Less distributions:
From net investment income	(0.41)	—	—	(0.04)	(0.02)
From net realized gain on investments	—	(7.77)	—	—	(4.01)
Return of capital	—	—	—	(0.01)	—
Total distributions	(0.41)	(7.77)	—	(0.05)	(4.03)
Net asset value at end of year	$ 17.65	$ 21.12	$ 32.43	$ 22.50	$ 24.47
Total investment return (b)	(14.73)%	(14.01)%	44.13%	(7.84)%	1.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.02)%	1.51%	(0.41)%	(0.40)%	0.18%
Net expenses (c)	1.32%	1.33%	1.31%	1.35%	1.35%
Expenses (before waiver/reimbursement)	1.32%(c)	1.33%(c)	1.32%(c)	1.35%	1.35%
Portfolio turnover rate	86%	75%	108%	208%	205%
Net assets at end of year (in 000’s)	$ 86	$ 108	$ 126	$ 88	$ 111

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R3	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 20.82	$ 32.14	$ 22.35	$ 24.32	$ 28.11
Net investment income (loss) (a)	(0.05)	0.27	(0.20)	(0.15)	(0.04)
Net realized and unrealized gain (loss)	(3.01)	(3.82)	9.99	(1.82)	0.26
Total from investment operations	(3.06)	(3.55)	9.79	(1.97)	0.22
Less distributions:
From net investment income	(0.37)	—	—	—	—
From net realized gain on investments	—	(7.77)	—	—	(4.01)
Total distributions	(0.37)	(7.77)	—	—	(4.01)
Net asset value at end of year	$ 17.39	$ 20.82	$ 32.14	$ 22.35	$ 24.32
Total investment return (b)	(14.95)%	(14.22)%	43.80%	(8.10)%	1.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.27)%	1.19%	(0.66)%	(0.67)%	(0.15)%
Net expenses (c)	1.57%	1.58%	1.56%	1.60%	1.60%
Expenses (before waiver/reimbursement)	1.57%(c)	1.58%(c)	1.57%(c)	1.60%	1.60%
Portfolio turnover rate	86%	75%	108%	208%	205%
Net assets at end of year (in 000’s)	$ 450	$ 476	$ 484	$ 343	$ 342

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay WMC Small Companies Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Investor Class	February 28, 2008
Class B	January 2, 2004
Class C	December 30, 2002
Class I	January 12, 1987
Class R1*	July 31, 2012
Class R2*	July 31, 2012
Class R3*	February 29, 2016

*	As of October 31, 2023, Class R1, Class R2 and Class R3 shares are closed to new investors and, upon the close of business on December 29, 2023, Class R1, Class R2 and Class R3 shares are closed to additional investments by existing shareholders. Additionally, Class R1, Class R2 and Class R3 shares will be liquidated on or about February 28, 2024 (the "Liquidation Date"). It is expected that the Fund will distribute to remaining shareholders invested in Class R1, Class R2 or Class R3 shares, on or promptly after the Liquidation Date, a liquidating distribution in cash or cash equivalents equal to the net asset value of such shares.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
At a meeting held on September 25-26, 2023, the Board of Trustees (the “Board”) of the Trust, after careful consideration of a number of factors and upon the recommendation of the Fund’s investment adviser, New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), approved a proposal to liquidate Class R1, Class R2 and Class R3 shares of the Fund on or about February 28, 2024, pursuant to the terms of a plan of liquidation.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

20	MainStay WMC Small Companies Fund

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated New York Life Investments as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable.
Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an
21

Notes to Financial Statements (continued)
orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy. No securities held by the Fund as of October 31, 2023, were fair valued in such a manner.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Exchange-traded funds  (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

22	MainStay WMC Small Companies Fund

(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2023, are shown in the Portfolio of Investments.
(H) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. Rights and Warrants as of October 31, 2023 are shown in the Portfolio of Investments.
(I) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable
23

Notes to Financial Statements (continued)
to the Fund. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $1 billion, 0.775% from $1 billion to $2 billion and 0.75% in excess of $2 billion. During the year ended October 31, 2023, the effective management fee rate was 0.80% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
During the year ended October 31, 2023, New York Life Investments earned fees from the Fund in the amount of $2,402,987 and waived fees and/or reimbursed expenses in the amount of $80,654 and paid the Subadvisor fees in the amount of $1,126,399.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I and Class R1 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the year ended October 31, 2023, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 53
Class R2	104
Class R3	486
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2023, were $7,622 and $3,966, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the year ended October 31, 2023, of $383, $125 and $67, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2023, transfer agent expenses incurred by the Fund

24	MainStay WMC Small Companies Fund

and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$108,516	$ —
Investor Class	190,403	(73,158)
Class B	8,418	(3,280)
Class C	10,902	(4,216)
Class I	120,702	—
Class R1	47	—
Class R2	91	—
Class R3	428	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R1	$46,889	100.0%
Class R2	45,582	53.3
Class R3	31,234	6.9
Note 4-Federal Income Tax
As of October 31, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$266,964,099	$17,503,169	$(47,070,223)	$(29,567,054)
As of October 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$539,023	$(59,553,662)	$—	$(29,567,054)	$(88,581,693)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $59,553,662, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$36,562	$22,991
During the years ended October 31, 2023 and October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$6,711,470	$66,488,654
Long-Term Capital Gains	—	26,694,472
Total	$6,711,470	$93,183,126
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit
25

Notes to Financial Statements (continued)
Agreement. During the year ended October 31, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2023, purchases and sales of securities, other than short-term securities, were $255,313 and $312,165, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2023 and October 31, 2022, were as follows:
Class A	Shares	Amount
Year ended October 31, 2023:
Shares sold	179,482	$ 3,701,988
Shares issued to shareholders in reinvestment of distributions	129,424	2,648,022
Shares redeemed	(952,509)	(19,262,672)
Net increase (decrease) in shares outstanding before conversion	(643,603)	(12,912,662)
Shares converted into Class A (See Note 1)	76,200	1,526,234
Shares converted from Class A (See Note 1)	(1,151)	(21,412)
Net increase (decrease)	(568,554)	$(11,407,840)
Year ended October 31, 2022:
Shares sold	329,365	$ 7,991,655
Shares issued to shareholders in reinvestment of distributions	1,699,563	41,588,303
Shares redeemed	(1,217,496)	(28,241,658)
Net increase (decrease) in shares outstanding before conversion	811,432	21,338,300
Shares converted into Class A (See Note 1)	94,728	2,285,527
Shares converted from Class A (See Note 1)	(458)	(11,247)
Net increase (decrease)	905,702	$ 23,612,580

Investor Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	39,579	$ 773,245
Shares issued to shareholders in reinvestment of distributions	32,975	652,901
Shares redeemed	(140,269)	(2,747,740)
Net increase (decrease) in shares outstanding before conversion	(67,715)	(1,321,594)
Shares converted into Investor Class (See Note 1)	20,748	416,248
Shares converted from Investor Class (See Note 1)	(55,525)	(1,072,506)
Net increase (decrease)	(102,492)	$ (1,977,852)
Year ended October 31, 2022:
Shares sold	45,425	$ 1,037,118
Shares issued to shareholders in reinvestment of distributions	464,342	11,004,918
Shares redeemed	(145,837)	(3,241,545)
Net increase (decrease) in shares outstanding before conversion	363,930	8,800,491
Shares converted into Investor Class (See Note 1)	26,892	591,576
Shares converted from Investor Class (See Note 1)	(68,134)	(1,626,377)
Net increase (decrease)	322,688	$ 7,765,690

Class B	Shares	Amount
Year ended October 31, 2023:
Shares sold	141	$ 2,216
Shares issued to shareholders in reinvestment of distributions	1,624	25,812
Shares redeemed	(18,236)	(283,465)
Net increase (decrease) in shares outstanding before conversion	(16,471)	(255,437)
Shares converted from Class B (See Note 1)	(46,813)	(738,418)
Net increase (decrease)	(63,284)	$ (993,855)
Year ended October 31, 2022:
Shares sold	3,500	$ 70,421
Shares issued to shareholders in reinvestment of distributions	58,503	1,115,648
Shares redeemed	(28,537)	(518,983)
Net increase (decrease) in shares outstanding before conversion	33,466	667,086
Shares converted from Class B (See Note 1)	(57,645)	(1,020,393)
Net increase (decrease)	(24,179)	$ (353,307)

26	MainStay WMC Small Companies Fund

Class C	Shares	Amount
Year ended October 31, 2023:
Shares sold	9,911	$ 154,126
Shares issued to shareholders in reinvestment of distributions	1,903	30,219
Shares redeemed	(57,727)	(885,731)
Net increase (decrease) in shares outstanding before conversion	(45,913)	(701,386)
Shares converted from Class C (See Note 1)	(7,515)	(119,731)
Net increase (decrease)	(53,428)	$ (821,117)
Year ended October 31, 2022:
Shares sold	8,614	$ 157,446
Shares issued to shareholders in reinvestment of distributions	60,799	1,158,831
Shares redeemed	(61,647)	(1,096,860)
Net increase (decrease) in shares outstanding before conversion	7,766	219,417
Shares converted from Class C (See Note 1)	(12,898)	(230,333)
Net increase (decrease)	(5,132)	$ (10,916)

Class I	Shares	Amount
Year ended October 31, 2023:
Shares sold	1,270,184	$ 27,218,467
Shares issued to shareholders in reinvestment of distributions	150,611	3,236,629
Shares redeemed	(3,225,001)	(69,203,429)
Net increase (decrease) in shares outstanding before conversion	(1,804,206)	(38,748,333)
Shares converted into Class I (See Note 1)	1,094	21,412
Shares converted from Class I (See Note 1)	(563)	(11,827)
Net increase (decrease)	(1,803,675)	$(38,738,748)
Year ended October 31, 2022:
Shares sold	1,799,769	$ 41,934,850
Shares issued to shareholders in reinvestment of distributions	1,424,883	36,590,999
Shares redeemed	(1,490,542)	(38,692,716)
Net increase (decrease) in shares outstanding before conversion	1,734,110	39,833,133
Shares converted into Class I (See Note 1)	436	11,247
Net increase (decrease)	1,734,546	$ 39,844,380

Class R1	Shares	Amount
Year ended October 31, 2023:
Shares issued to shareholders in reinvestment of distributions	54	$ 1,147
Net increase (decrease)	54	$ 1,147
Year ended October 31, 2022:
Shares issued to shareholders in reinvestment of distributions	576	$ 14,689
Net increase (decrease)	576	$ 14,689

Class R2	Shares	Amount
Year ended October 31, 2023:
Shares sold	224	$ 4,376
Shares issued to shareholders in reinvestment of distributions	104	2,109
Shares redeemed	(587)	(12,187)
Net increase (decrease)	(259)	$ (5,702)
Year ended October 31, 2022:
Shares sold	135	$ 3,044
Shares issued to shareholders in reinvestment of distributions	1,246	30,236
Shares redeemed	(160)	(3,306)
Net increase (decrease)	1,221	$ 29,974

Class R3	Shares	Amount
Year ended October 31, 2023:
Shares sold	5,042	$ 99,472
Shares issued to shareholders in reinvestment of distributions	403	8,061
Shares redeemed	(2,424)	(48,392)
Net increase (decrease)	3,021	$ 59,141
Year ended October 31, 2022:
Shares sold	4,588	$ 103,472
Shares issued to shareholders in reinvestment of distributions	4,849	116,270
Shares redeemed	(1,630)	(33,621)
Net increase (decrease)	7,807	$ 186,121
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
27

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay WMC Small Companies Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with custodians, the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 22, 2023
28	MainStay WMC Small Companies Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For the fiscal year ended October 31, 2023, the Fund designated approximately $4,150,664 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2023 should be multiplied by 58.62% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2024, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2023. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2023.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
29

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
30	MainStay WMC Small Companies Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
31

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
32	MainStay WMC Small Companies Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
33

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5013935MS139-23	MSWSC11-12/23
(NYLIM) NL531

MainStay MacKay Short Term Municipal Fund

Message from the President and Annual Report
October 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Interest rates and inflation were the primary forces driving market behavior during the six-month reporting period ended October 31, 2023, with equity indices delivering mixed performance while bond indices generally declined.
U.S. inflation levels, as measured by the Consumer Price Index, ranged between 3.0% and 4.0% throughout the reporting period, down from the peak of 9.1% in June 2022, although well above the 2.0% target set by the U.S. Federal Reserve (the “Fed”). At the same time, the benchmark federal funds rate climbed to over 5%, its highest level since the financial crisis of 2007, as the Fed attempted to drive inflation still lower. Comments from Fed members reinforced the central bank’s hawkish stance in response to surprisingly robust U.S. economic growth and rising wage pressures, thus increasing the likelihood that interest rates would stay higher for longer. International developed markets exhibited similar dynamics of persistently elevated inflation and rising interest rates.
Against a backdrop of high interest rates, political dysfunction in Washington D.C. and intensifying global geopolitical instability—including the ongoing war in Ukraine and the outbreak of hostilities in the Middle East—equity markets struggled to advance. The S&P 500® Index, a widely regarded benchmark of large-cap U.S. market performance, eked out a slight gain, bolstered by the strong performance of mega-cap, growth-oriented, technology-related shares as investors flocked to companies creating the infrastructure for developments in artificial intelligence. However, smaller-cap stocks and value-oriented shares trended lower. Among industry sectors, information technology posted the strongest gains, followed by consumer discretionary, which rose in response to healthy consumer spending trends, while energy shares benefited from rising petroleum prices. All other sectors lost ground. Utilities declined most sharply as rising interest rates undermined the appeal of high-yielding stocks, while real estate came under pressure from rising mortgage rates and weak levels of office occupancy, and consumer staples declined as market sentiment turned away from defensive, value-oriented businesses. International equities broadly trailed their U.S. counterparts as economic growth in the rest of world generally lagged that of the United States, and as the U.S. dollar rose in value compared to most other global currencies.
Bond prices were driven lower by rising yields and increasing expectations of high interest rates for an extended period of time. The U.S. yield curve steepened, with the 30-year Treasury yield exceeding 5% for the first time in more than a decade. The yield curve remained inverted, with the 10-year Treasury yield ending the period at 4.88%, compared with 5.07% for the 2-year Treasury yield. Corporate bonds outperformed long-term Treasury bonds, but still trended lower under pressure from rising yields and an uptick in default rates. Among corporates, lower-credit-quality instruments performed relatively well compared to their higher-credit-quality counterparts, while floating rate securities performed better still.
In the face of today’s uncertain market environment, New York Life Investments remains dedicated to providing the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges.  For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended October 31, 2023
Class	Sales Charge		Inception Date[1]	Six Months[2]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares	Maximum 1.00% Initial Sales Charge	With sales charges	1/2/2004	-1.73%	1.16%	0.15%	0.21%	0.68%
		Excluding sales charges		-0.73	2.18	0.35	0.51	0.68
Class A2 Shares	Maximum 2.00% Initial Sales Charge	With sales charges	9/30/2020	-2.72	0.02	N/A	-1.46	0.68
		Excluding sales charges		-0.73	2.06	N/A	-0.81	0.68
Investor Class Shares[4,5]	Maximum 0.50% Initial Sales Charge	With sales charges	2/28/2008	-1.38	1.23	-0.20	-0.16	1.30
		Excluding sales charges		-0.89	1.74	0.00	0.15	1.30
Class I Shares	No Sales Charge		1/2/1991	-0.59	2.47	0.63	0.80	0.43
Class R6 Shares	No Sales Charge		5/2/2022	-0.59	2.36	N/A	0.67	0.40

1.	Effective June 1, 2015, the Fund changed, among other things, its investment objective and principal investment strategies. Effective May 22, 2018, the Fund made further changes to, among other things, its principal investment strategies. Effective February 28, 2019, the Fund further changed its investment objective. The performance information shown in this report reflects the Fund’s prior investment objectives and principal investment strategies, as applicable. Effective at the close of business on May 1, 2023, the Fund changed its fiscal and tax year end from April 30 to October 31.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
4.	Prior to June 1, 2015, the maximum initial sales charge was 3.00%, which is reflected in the average annual total return figures shown.
5.	From June 1, 2015 to June 30, 2020, the maximum initial sales charge was 1.00%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Bloomberg 3-Year Municipal Bond Index[2]	-0.87%	2.11%	0.93%	0.94%
Morningstar Muni National Short Category Average[3]	-0.41	2.42	0.88	0.82

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Bloomberg 3-Year Municipal Bond Index is the Fund's primary broad-based securities-market index for comparison purposes. The Bloomberg 3-Year Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity range of 2-4 years.
3.	The Morningstar Muni National Short Category Average is representative of funds that invest in bonds issued by state and local governments to fund public projects. The income from these bonds is generally free from federal taxes and/or from state taxes in the issuing state. To lower risk, some of these funds spread their assets across many states and sectors. Other funds buy bonds from only one state in order to get the state-tax benefit. These funds have durations of less than 4.5 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay Short Term Municipal Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Short Term Municipal Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$992.70	$3.47	$1,021.73	$3.52	0.69%
Class A2 Shares	$1,000.00	$992.70	$3.47	$1,021.73	$3.52	0.69%
Investor Class Shares	$1,000.00	$991.10	$4.97	$1,020.21	$5.04	0.99%
Class I Shares	$1,000.00	$994.10	$2.01	$1,023.19	$2.04	0.40%
Class R6 Shares	$1,000.00	$994.10	$2.01	$1,023.19	$2.04	0.40%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2023 (Unaudited)
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2023 (excluding short-term investments) (Unaudited)
1.	Black Belt Energy Gas District, 4.00%-5.50%, due 12/1/23–11/1/53
2.	State of Illinois, 3.50%-6.00%, due 11/1/24–6/1/31
3.	Matching Fund Special Purpose Securitization Corp., 5.00%, due 10/1/25–10/1/26
4.	Pennsylvania Economic Development Financing Authority, 0.95%-4.49%, due 12/1/33–6/1/41
5.	County of King, 0.625%-4.32%, due 1/1/32–1/1/40
6.	Arizona Health Facilities Authority, 4.34%, due 1/1/46
7.	Louisiana Local Government Environmental Facilities & Community Development Authority, 3.615%-5.081%, due 2/1/29–6/1/31
8.	New Jersey Transportation Trust Fund Authority, (zero coupon)-5.00%, due 6/15/24–6/15/27
9.	State of Minnesota, 3.25%-5.00%, due 8/1/26–8/1/29
10.	Texas Municipal Gas Acquisition & Supply Corp. II, 4.433%, due 9/15/27

8	MainStay MacKay Short Term Municipal Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Robert DiMella, CFA, David Dowden, Scott Sprauer, Frances Lewis, John Lawlor and Sanjit Gill, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay Short Term Municipal Fund perform relative to its benchmark and peer group during the six months ended October 31, 2023?
For the six months ended October 31, 2023, Class I shares of MainStay MacKay Short Term Municipal Fund returned −0.59%, outperforming the −0.87% return of the Fund’s benchmark, the Bloomberg 3-Year Municipal Bond Index (the “Index”). Over the same period, Class I shares underperformed the −0.41% return of the Morningstar Muni National Short Category Average.1
Were there any changes to the Fund during the reporting period?
Effective August 28, 2023, Sanjit Gill was added as a portfolio manager of the Fund, and John Loffredo and Michael Petty were removed as portfolio managers of the Fund.
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, the Fund outperformed the Index due to its underweight allocation to AA-rated2 bonds, which made a positive contribution to relative performance. (Contributions take weightings and total returns into account.) Across the geographic landscape, overweight exposure to holdings from Pennsylvania and Ohio added on a relative basis, but overweight exposure to Minnesota credits offset some of these results. In addition, underweight exposure to 5% coupon bonds was additive to relative returns, while overweight exposure to bonds with remaining maturities between 4 and 8 years weakened performance on a relative basis. Also, the Fund engaged in significant tax-loss harvesting. This created losses that can be carried forward to offset future gains in the Fund. This activity also resulted in creating a higher book yield for the Fund.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
The Fund’s performance was not materially affected by investments in derivatives during the reporting period.
What was the Fund’s duration3 strategy during the reporting period?
As relative value investors, the management team aims to keep the Fund’s duration within a neutral range relative to that of the Index. As of October 31, 2023, the Fund's modified duration to worst4 was 2.04 years while the Index’s modified duration to worst was 2.44 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
Across sectors, underweight exposure to education and hospital, as well as overweight exposure to prerefunded/ETM (escrowed to maturity) holdings contributed positively to relative results. Conversely, security selection among local general obligation holdings and overweight exposure to the electric sector weakened relative results.
What were some of the Fund’s significant purchases and sales during the reporting period?
As the Fund remains focused on diversification and liquidity, no individual purchase or sale would have been considered significant, although sector overweights or security structure, in their entirety, did have an impact.
How did the Fund’s sector weighting change during the reporting period?
During the reporting period, there were no material changes to the weightings in the Fund. There was an increase in exposure to the state general obligation and housing sectors. We added to the Fund’s holdings of traditional municipal bonds, including bonds backed by the taxing power of general obligation issuers or secured by the revenues of essential service providers, due to their generally strong, resilient profiles. In addition, there was an increase in exposure to AAA-rated5 bonds during the reporting period. We increased the Fund’s exposure to high-quality credits as we believe they are in relatively strong financial condition and were available at much higher yields. Conversely, there was a

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	An obligation rated ‘AA’ by Standard & Poor’s (“S&P”) is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity. This measure ignores future cash flow fluctuations due to embedded optionality.
5.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
9

decrease in the Fund’s sector exposure to education and transportation.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2023, the Fund held overweight positions relative to the Index in the IDR/PCR (industry development revenue/pollution control revenue), and housing sectors, as well as to bonds rated AAA. From a geographic perspective, the Fund held overweight exposure to bonds from Alabama. Despite increasing exposure to the state general obligation sector over the reporting period, the Fund still held an underweight exposure to the sector at the end of the reporting period. As of the same date, the Fund held underweight exposure to the prerefunded/ETM and state general obligation sectors, bonds from California and AA-rated bonds.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay Short Term Municipal Fund

Portfolio of Investments October 31, 2023†^
	Principal Amount	Value
Municipal Bonds 98.4%
Long-Term Municipal Bonds 97.1%
Alabama 7.1%
Alabama Community College System, Coastal Alabama Community College, Revenue Bonds
Insured: BAM
4.00%, due 10/1/27	$ 500,000	$ 498,223
Alabama Housing Finance Authority, Capstone at Kinsey Cove LP, Revenue Bonds
Series A
3.875%, due 12/1/23	1,000,000	999,243
Black Belt Energy Gas District, Gas Project, Revenue Bonds
Series B-1
4.00%, due 4/1/53 (a)	3,920,000	3,757,683
Series B
4.74%, due 4/1/53	15,195,000	14,914,921
Series C-1
5.25%, due 12/1/23	530,000	530,250
Series C-1
5.25%, due 6/1/25	615,000	620,040
Series C-1
5.25%, due 12/1/25	880,000	889,662
Series F
5.50%, due 11/1/53 (a)	10,000,000	10,122,443
Black Belt Energy Gas District, Gas Project No.7, Revenue Bonds
Series C-2
4.44%, due 10/1/52	1,305,000	1,271,706
City of Decatur, Limited General Obligation
Series A
2.00%, due 10/1/26	1,900,000	1,744,648
Energy Southeast, A Cooperative District, Revenue Bonds
Series A-1
5.50%, due 11/1/53 (a)	1,510,000	1,536,561
Southeast Alabama Gas Supply District (The), Project No. 1, Revenue Bonds
Series B
4.538%, due 4/1/49	3,500,000	3,497,397
Series C
4.74%, due 4/1/49	3,000,000	2,999,999
Series A
5.00%, due 4/1/24	1,500,000	1,500,859
	Principal Amount	Value

Alabama (continued)
Southeast Energy Authority, A Cooperative District, Project No. 4, Revenue Bonds
Series B-1
5.00%, due 5/1/53 (a)	$ 1,870,000	$ 1,852,638
Southeast Energy Authority, A Cooperative District, Project No. 3, Revenue Bonds
Series A-1
5.50%, due 1/1/53 (a)	10,000,000	10,153,473
State of Alabama, Unlimited General Obligation
Series A
3.00%, due 8/1/26	5,000,000	4,817,075
		61,706,821
Arizona 2.6%
Arizona Health Facilities Authority, Banner Health, Revenue Bonds
Series B
4.34%, due 1/1/46	12,600,000	12,380,513
City of Phoenix Civic Improvement Corp., Airport, Revenue Bonds, Junior Lien
Series B
5.00%, due 7/1/26 (b)	3,500,000	3,550,319
City of Phoenix Civic Improvement Corp., Airport, Revenue Bonds, Senior Lien
5.00%, due 7/1/29 (b)	6,210,000	6,376,925
		22,307,757
Arkansas 0.2%
City of Fort Smith, Water & Sewer, Revenue Bonds
3.00%, due 10/1/25	1,400,000	1,360,088
California 7.1%
Antelope Valley Community College District, Unlimited General Obligation
(zero coupon), due 8/1/35	3,990,000	2,431,646
California Community Choice Financing Authority, Clean Energy Project, Revenue Bonds
Series C
5.25%, due 1/1/54 (a)	4,500,000	4,405,403

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
California Infrastructure & Economic Development Bank, Brightline West Passenger Rail Project, Revenue Bonds
Series A
3.65%, due 1/1/50 (a)(b)(c)	$ 8,600,000	$ 8,552,116
California Municipal Finance Authority, Waste Management, Inc., Revenue Bonds
Series A
4.125%, due 10/1/41 (a)(b)	5,000,000	4,942,433
California Statewide Communities Development Authority, Southern California Edison Co., Revenue Bonds
Series A
1.75%, due 9/1/29	10,500,000	8,268,481
City of Sacramento, North Natomas Community Facilities District No. 4, Special Tax
Series G, Insured: AGM
5.00%, due 9/1/28	2,245,000	2,369,416
Series G, Insured: AGM
5.00%, due 9/1/29	2,215,000	2,352,615
Clovis Unified School District, Unlimited General Obligation
Series A, Insured: NATL-RE
(zero coupon), due 8/1/25	2,500,000	2,327,154
Corona-Norco Unified School District, Unlimited General Obligation
Series A
5.00%, due 8/1/44	960,000	980,712
Eastern Municipal Water District, Revenue Bonds
Series A
3.00%, due 7/1/25	4,095,000	4,031,148
San Diego County Regional Airport Authority, Revenue Bonds, Senior Lien (b)
Series B
5.00%, due 7/1/28	1,500,000	1,533,045
Series B
5.00%, due 7/1/29	1,750,000	1,795,281
San Diego Public Facilities Financing Authority, Water Utility, Revenue Bonds
Series B
1.903%, due 8/1/26	4,640,000	4,239,264
	Principal Amount	Value

California (continued)
San Jose Evergreen Community College District, Unlimited General Obligation
Series B
6.649%, due 7/1/43	$ 5,000,000	$ 4,930,352
Saratoga Union School District, Unlimited General Obligation
Insured: NATL-RE
(zero coupon), due 9/1/26	6,500,000	5,813,484
State of California, Various Purpose, Unlimited General Obligation
1.75%, due 11/1/30	1,375,000	1,079,455
Tobacco Securitization Authority of Southern California, San Diego County Tobacco Asset Securitization Corp., Asset-Backed, Revenue Bonds
Series A, Class 1
5.00%, due 6/1/24	1,710,000	1,717,619
		61,769,624
Colorado 1.6%
Arapahoe County School District No. 5, Cherry Creek, Unlimited General Obligation
Series B, Insured: State Aid Withholding
2.00%, due 12/15/26	5,000,000	4,565,083
Colorado Bridge Enterprise, Central 70 Project, Revenue Bonds
4.00%, due 6/30/27 (b)	4,475,000	4,329,801
Colorado Health Facilities Authority, Liberty Heights, Revenue Bonds
Series B
(zero coupon), due 7/15/24	1,050,000	1,020,373
E-470 Public Highway Authority, Revenue Bonds
Series B, Insured: NATL-RE
(zero coupon), due 9/1/25	4,500,000	4,160,733
		14,075,990
Connecticut 1.1%
City of Hartford, Unlimited General Obligation
Series B, Insured: AGM State Guaranteed
5.00%, due 10/1/24	1,380,000	1,394,320

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Connecticut (continued)
Connecticut State Health & Educational Facilities Authority, Yale University, Revenue Bonds
Series A
0.375%, due 7/1/35 (a)	$ 8,125,000	$ 7,873,589
		9,267,909
District of Columbia 1.1%
District of Columbia, Gallery Place Project, Tax Allocation
5.00%, due 6/1/27	1,720,000	1,720,968
District of Columbia Housing Finance Agency, Cascade Park Apartments II Project, Revenue Bonds
0.70%, due 8/1/42 (a)	4,500,000	4,347,108
Metropolitan Washington Airports Authority, Revenue Bonds (b)
Series A
5.00%, due 10/1/27	2,160,000	2,202,283
Series A
5.00%, due 10/1/28	1,020,000	1,043,959
		9,314,318
Florida 3.1%
City of Tampa, Water & Wastewater System, Revenue Bonds
Series B
1.141%, due 10/1/27	4,000,000	3,436,041
County of Broward, Port Facilities, Revenue Bonds
5.00%, due 9/1/27 (b)	1,995,000	2,049,097
County of Monroe, Airport, Revenue Bonds
Series 202
5.00%, due 10/1/27 (b)	200,000	201,983
County of Pasco, State of Florida Cigarette Tax Revenue, Revenue Bonds
Series A, Insured: AGM
5.25%, due 9/1/25	1,680,000	1,713,989
Series A, Insured: AGM
5.25%, due 9/1/26	1,875,000	1,931,168
Series A, Insured: AGM
5.25%, due 9/1/27	2,000,000	2,076,040
	Principal Amount	Value

Florida (continued)
Greater Orlando Aviation Authority, Revenue Bonds
Series A
5.00%, due 10/1/26 (b)	$ 4,225,000	$ 4,293,592
State of Florida, Unlimited General Obligation
Series B
5.00%, due 7/1/25	9,665,000	9,869,931
Village Community Development District No. 12, Special Assessment
3.25%, due 5/1/26	1,435,000	1,397,975
		26,969,816
Georgia 1.7%
City of Atlanta, Department of Aviation, Revenue Bonds
Series B
5.00%, due 7/1/27 (b)	2,185,000	2,223,922
Development Authority of Monroe County (The), Georgia Power Co. Scherer, Revenue Bonds
Series 1
1.00%, due 7/1/49 (a)	1,590,000	1,385,864
Main Street Natural Gas, Inc., Revenue Bonds
Series A
4.00%, due 7/1/52 (a)	7,490,000	7,208,831
Municipal Electric Authority of Georgia, Project One Subordinated Bonds, Revenue Bonds
Series A
5.00%, due 1/1/26	970,000	984,814
State of Georgia, Unlimited General Obligation
Series A
5.00%, due 7/1/25	3,170,000	3,235,671
		15,039,102
Guam 0.3%
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
5.00%, due 7/1/24	400,000	400,868
Guam Power Authority, Revenue Bonds
Series A
5.00%, due 10/1/25	2,500,000	2,514,990
		2,915,858
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Hawaii 0.6%
State of Hawaii, Airports System, Revenue Bonds
Series A
5.00%, due 7/1/28 (b)	$ 1,000,000	$ 1,020,764
State of Hawaii, Unlimited General Obligation
Series FH
5.00%, due 10/1/28	3,620,000	3,723,972
		4,744,736
Illinois 5.1%
Chicago O'Hare International Airport, Passenger Facility Charge, Revenue Bonds
Series B
5.00%, due 1/1/25 (b)	835,000	834,929
City of Calumet City, Unlimited General Obligation
Series A, Insured: AGM
5.50%, due 3/1/27	640,000	661,570
City of Chicago, Wastewater Transmission Project, Revenue Bonds
Series A, Insured: NATL-RE
(zero coupon), due 1/1/26	2,090,000	1,895,280
City of Chicago, Unlimited General Obligation
Series A
5.00%, due 1/1/30	1,000,000	1,021,195
Series A
5.25%, due 1/1/30	500,000	500,945
City of Chicago, Neighborhoods Alive, Unlimited General Obligation
Series B
5.25%, due 1/1/28	60,000	60,929
Series B
5.25%, due 1/1/28	90,000	90,512
City of Country Club Hills, Unlimited General Obligation
Insured: BAM
4.00%, due 12/1/25	1,230,000	1,211,922
Cook County Township High School District No. 225, Unlimited General Obligation
5.00%, due 12/1/26	1,230,000	1,273,713
Illinois Finance Authority, American Water Capital Corp., Revenue Bonds
2.45%, due 10/1/39 (a)	2,250,000	1,973,329
	Principal Amount	Value

Illinois (continued)
Illinois Finance Authority, Presbyterian Homes Obligated Group, Revenue Bonds
Series B
4.79%, due 5/1/42	$ 1,125,000	$ 1,100,436
Illinois Housing Development Authority, Revenue Bonds
Series G, Insured: GNMA / FNMA / FHLMC
5.50%, due 10/1/26	275,000	285,013
Series G, Insured: GNMA / FNMA / FHLMC
5.50%, due 4/1/27	275,000	286,844
Series G, Insured: GNMA / FNMA / FHLMC
5.50%, due 10/1/27	285,000	298,878
Kane & DeKalb Counties Community Unit School District No. 302, Unlimited General Obligation
Series B, Insured: AGC
(zero coupon), due 2/1/27	475,000	409,076
State of Illinois, Unlimited General Obligation
3.50%, due 6/1/31	1,700,000	1,544,914
Series D
5.00%, due 11/1/24	10,000,000	10,059,900
Series D
5.00%, due 11/1/25	5,000,000	5,062,713
Series A
5.00%, due 3/1/29	3,745,000	3,861,683
Series B
5.00%, due 10/1/29	800,000	826,472
Series C
5.00%, due 11/1/29	5,920,000	6,042,047
Series 1, Insured: NATL-RE
6.00%, due 11/1/26	4,115,000	4,166,759
Upper Illinois River Valley Development Authority, Morris Hospital Obligated Group, Revenue Bonds
5.00%, due 12/1/27	1,145,000	1,150,407
		44,619,466
Indiana 2.0%
Avon Community School Building Corp., Limited General Obligation
Insured: State Intercept
4.00%, due 1/15/24	2,635,000	2,630,797

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Indiana (continued)
Center Grove Community School Corp., Limited General Obligation (d)
Insured: State Intercept
5.00%, due 1/1/25	$ 1,240,000	$ 1,246,302
Insured: State Intercept
5.00%, due 7/1/25	1,760,000	1,772,947
Insured: State Intercept
5.00%, due 1/1/26	1,805,000	1,822,316
Indiana Finance Authority, Indianapolis Power & Light Co. Project, Revenue Bonds
Series B
0.65%, due 8/1/25	1,500,000	1,366,738
Series A
0.75%, due 12/1/38 (a)	2,000,000	1,742,653
Series A
1.40%, due 8/1/29 (a)	1,095,000	889,595
Indiana Finance Authority, BHI Senior Living, Inc., Revenue Bonds
Series B
2.45%, due 11/15/25	355,000	329,395
Series B
2.52%, due 11/15/26	515,000	462,622
Series B
2.92%, due 11/15/27	655,000	577,435
Indiana Finance Authority, Deaconess Health System, Revenue Bonds
Series B
4.39%, due 3/1/39	1,845,000	1,785,400
Indianapolis Local Public Improvement Bond Bank, Revenue Bonds
Series D
5.00%, due 1/1/26 (b)	2,495,000	2,519,222
		17,145,422
Iowa 0.4%
City of West Des Moines, Urban Renewal, Unlimited General Obligation
Series D
2.70%, due 6/1/28	1,145,000	1,041,975
Iowa Finance Authority, Renewable Natural Gas Project, Green Bond, Revenue Bonds
1.50%, due 1/1/42 (a)(b)	2,000,000	1,969,099
		3,011,074
	Principal Amount	Value

Kansas 1.6%
City of Wichita, Wichita Senior Housing, Revenue Bonds
Series IV, Insured: FHA 221(D4)
0.51%, due 11/1/25 (a)	$ 10,300,000	$ 9,823,539
Pottawatomie County Unified School District No. 320, Wamego, Unlimited General Obligation
Series A
5.00%, due 9/1/36	2,430,000	2,485,419
Reno County Unified School District No. 309, Nickerson, Unlimited General Obligation
Insured: AGM
5.00%, due 9/1/27	775,000	800,445
Insured: AGM
5.00%, due 9/1/28	840,000	875,234
		13,984,637
Kentucky 1.5%
County of Owen, American Water Capital Corp., Revenue Bonds
Series A
2.45%, due 6/1/39 (a)	3,000,000	2,626,863
Kentucky Economic Development Finance Authority, Next Generation Information Highway Project, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/27	4,245,000	4,244,114
Kentucky Public Energy Authority, Gas Supply, Revenue Bonds
Series A
4.00%, due 4/1/48 (a)	6,500,000	6,469,241
		13,340,218
Louisiana 1.7%
Jefferson Sales Tax District, Revenue Bonds
Series A, Insured: AGM
5.00%, due 12/1/26	1,500,000	1,544,065
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Louisiana (continued)
Louisiana Local Government Environmental Facilities & Community Development Authority, Utilities Restoration Corp. Project, Revenue Bonds
Series A
3.615%, due 2/1/29	$ 3,347,853	$ 3,230,961
5.081%, due 6/1/31	10,500,000	10,355,943
		15,130,969
Maine 0.2%
Finance Authority of Maine, Supplemental Education Loan Program, Revenue Bonds
Series A-1, Insured: AGM
5.00%, due 12/1/28 (b)	1,000,000	1,017,023
Maine Health & Higher Educational Facilities Authority, Northern Light Health Obligated Group, Revenue Bonds
Series C, Insured: AGM State Aid Withholding
5.00%, due 7/1/26	200,000	204,642
Series C, Insured: AGM State Aid Withholding
5.00%, due 7/1/27	200,000	206,703
		1,428,368
Maryland 0.6%
County of Harford, Unlimited General Obligation
Series A
3.00%, due 2/1/28	1,160,000	1,099,027
Maryland Economic Development Corp., Terminal Project, Revenue Bonds
Series B
3.70%, due 6/1/25	1,000,000	958,246
Washington Suburban Sanitary Commission, Revenue Bonds
Insured: County Guaranteed
3.00%, due 6/1/28	3,305,000	3,287,483
		5,344,756
	Principal Amount	Value

Massachusetts 0.8%
Commonwealth of Massachusetts, Consolidated Loan, Limited General Obligation
Series D
3.00%, due 9/1/27	$ 2,580,000	$ 2,459,637
Commonwealth of Massachusetts, Revenue Bonds
Insured: NATL-RE
5.50%, due 1/1/25	689,000	700,744
Massachusetts Housing Finance Agency, Revenue Bonds
Series B-2
0.80%, due 12/1/25	1,820,000	1,665,398
Town of Sutton, Unlimited General Obligation
2.05%, due 6/1/26	1,950,000	1,810,714
		6,636,493
Michigan 2.1%
City of Detroit, Water Sewage Disposal System, Revenue Bonds
Series D, Insured: AGM
4.39%, due 7/1/32	13,500,000	12,538,237
Michigan Finance Authority, Revenue Bonds, Senior Lien
Series A-1
2.326%, due 6/1/30	2,009,714	1,873,838
Michigan State Housing Development Authority, Revenue Bonds
Series A
3.25%, due 6/1/29	1,000,000	922,669
Series A
3.30%, due 12/1/29	1,000,000	906,004
Series A
3.35%, due 6/1/30	1,780,000	1,603,760
		17,844,508
Minnesota 4.6%
Brooklyn Center Independent School District No. 286, Unlimited General Obligation
Series C, Insured: SD CRED PROG
5.00%, due 9/30/24	3,200,000	3,213,717
City of Minneapolis, Unlimited General Obligation
4.00%, due 12/1/25	5,500,000	5,530,635

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Minnesota (continued)
City of St. Paul, Unlimited General Obligation
Series B
0.50%, due 3/1/24	$ 3,850,000	$ 3,783,427
Shakopee Independent School District No. 720, Unlimited General Obligation
Series C, Insured: SD CRED PROG
(zero coupon), due 2/1/29	5,155,000	4,038,696
South Washington County Independent School District No. 833, School Building, Unlimited General Obligation
Series B, Insured: SD CRED PROG
3.00%, due 2/1/27	8,040,000	7,601,262
Southern Minnesota Municipal Power Agency, Revenue Bonds
Series A, Insured: NATL-RE
(zero coupon), due 1/1/25	2,070,000	1,969,739
State of Minnesota, Unlimited General Obligation
Series B
3.25%, due 8/1/29	3,000,000	2,824,137
Series D
5.00%, due 8/1/26	10,000,000	10,343,299
Watertown-Mayer Independent School District No. 111, Unlimited General Obligation
Series A, Insured: SD CRED PROG
(zero coupon), due 2/1/29	1,000,000	783,051
		40,087,963
Mississippi 0.5%
State of Mississippi, Unlimited General Obligation
Series C
4.053%, due 10/1/27	4,470,000	4,368,758
Missouri 0.2%
Kansas City Municipal Assistance Corp., Leasehold, Revenue Bonds
Series B-1, Insured: AMBAC
(zero coupon), due 4/15/26	2,000,000	1,804,553
	Principal Amount	Value

Montana 0.5%
City of Forsyth, NorthWestern Corp., Revenue Bonds
3.875%, due 7/1/28	$ 3,060,000	$ 2,925,522
Montana Facility Finance Authority, Kalispell Regional Medical Center, Revenue Bonds
Series B
5.00%, due 7/1/29	1,270,000	1,271,142
		4,196,664
Nebraska 0.2%
Central Plains Energy Project, Revenue Bonds
2.50%, due 12/1/49 (a)	2,050,000	1,952,392
Nevada 2.9%
Clark County School District, Limited General Obligation
Series A, Insured: AGM
5.00%, due 6/15/25	3,780,000	3,846,122
County of Clark, Department of Aviation, Revenue Bonds, Sub. Lien
Series B
5.00%, due 7/1/26 (b)	3,000,000	3,039,368
Las Vegas Convention & Visitors Authority, Convention Center Expansion, Revenue Bonds
Series C
5.00%, due 7/1/25	1,050,000	1,065,473
State of Nevada, Limited General Obligation
Series A
5.00%, due 5/1/25	10,000,000	10,184,017
State of Nevada Highway Improvement, Motor Vehicle, Revenue Bonds
3.00%, due 12/1/26	7,500,000	7,179,684
		25,314,664
New Jersey 4.7%
County of Morris, Unlimited General Obligation
2.00%, due 2/1/25	2,830,000	2,741,229
Essex County Improvement Authority, North Star Academy Charter School of Newark, Inc., Revenue Bonds
Series B
3.00%, due 8/1/25 (c)	700,000	649,964
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
Maywood School District, Unlimited General Obligation
Insured: BAM SCH BD RES FD
3.00%, due 7/15/25	$ 660,000	$ 644,700
Insured: BAM SCH BD RES FD
3.00%, due 7/15/26	550,000	528,629
New Jersey Economic Development Authority, New Jersey-American Water Co., Inc., Revenue Bonds
Series A
2.20%, due 10/1/39 (a)(b)	3,500,000	2,849,887
New Jersey Economic Development Authority, Liberty State Park Project, Revenue Bonds
Series A
4.125%, due 6/15/27	2,900,000	2,877,275
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Senior Lien
Series B
5.00%, due 12/1/24 (b)	1,210,000	1,215,086
New Jersey Housing & Mortgage Finance Agency, Amity Heights Apartments, Revenue Bonds
Series A, Insured: HUD Sector 8
3.50%, due 7/1/25 (a)	4,117,000	4,085,304
New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds
Series C, Insured: AMBAC
(zero coupon), due 12/15/24	1,130,000	1,078,835
Series A
5.00%, due 6/15/24	1,100,000	1,106,839
Series D
5.00%, due 12/15/24	960,000	969,921
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement, Revenue Bonds
Series A-1
5.00%, due 6/15/27	10,000,000	10,186,042
New Jersey Turnpike Authority, Revenue Bonds
Series C-4
4.50%, due 1/1/24	3,200,000	3,199,311
Series D-1
4.50%, due 1/1/24	2,600,000	2,599,573
	Principal Amount	Value

New Jersey (continued)
State of New Jersey, COVID-19 General Obligation Emergency Bonds, Unlimited General Obligation
Series A
5.00%, due 6/1/26	$ 5,000,000	$ 5,143,966
Weehawken Township Board of Education, Unlimited General Obligation
Insured: AGM SCH BD RES FD
3.00%, due 7/15/25	590,000	577,592
Insured: AGM SCH BD RES FD
3.00%, due 7/15/26	345,000	332,710
		40,786,863
New York 5.2%
City of New York, Unlimited General Obligation
Series B-2
2.90%, due 10/1/27	8,600,000	7,845,877
Series D
5.00%, due 8/1/25	3,000,000	3,061,153
Marcellus Central School District, Unlimited General Obligation
Insured: State Aid Withholding
4.75%, due 7/2/24	8,400,000	8,437,658
Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series B
5.00%, due 11/15/23	1,245,000	1,245,190
New York City Industrial Development Agency, Yankee Stadium Project, Revenue Bonds
Insured: NATL-RE
4.525%, due 3/1/24 (e)	500,000	501,128
New York State Energy Research & Development Authority, New York State Electric & Gas Corp., Revenue Bonds
Series D
3.50%, due 10/1/29	4,400,000	4,073,399
New York State Housing Finance Agency, Revenue Bonds
Series A, Insured: SONYMA HUD Sector 8
0.75%, due 11/1/25	960,000	863,359
Series E
0.95%, due 5/1/25	5,050,000	4,673,222

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York Transportation Development Corp., Terminal 4 John F. Kennedy International Airport Project, Revenue Bonds (b)
Insured: AGM-CR
5.00%, due 12/1/26	$ 5,000,000	$ 5,126,462
Insured: AGM-CR
5.00%, due 12/1/29	4,000,000	4,101,857
5.00%, due 12/1/30	1,000,000	1,012,995
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds
Series B-4A
3.938%, due 1/1/32	4,405,000	4,392,039
		45,334,339
North Carolina 2.0%
County of Wake, Unlimited General Obligation
Series A
5.00%, due 5/1/25	4,010,000	4,086,135
Greater Asheville Regional Airport Authority, Revenue Bonds (b)
Insured: AGM
5.00%, due 7/1/28	1,000,000	1,018,658
Insured: AGM
5.00%, due 7/1/29	1,165,000	1,190,466
Insured: AGM
5.00%, due 7/1/30	1,100,000	1,124,398
North Carolina Turnpike Authority, Triangle Expressway System, Revenue Bonds, Senior Lien
5.00%, due 2/1/24	10,000,000	10,021,641
		17,441,298
Ohio 3.4%
City of Dayton, Airport, Revenue Bonds
Series A, Insured: AGM
5.00%, due 12/1/23 (b)	1,155,000	1,155,394
County of Lorain, Limited General Obligation
4.125%, due 5/2/24	4,450,000	4,442,327
County of Lucas, Revenue Notes
6.25%, due 10/11/24	3,500,000	3,505,945
	Principal Amount	Value

Ohio (continued)
Ohio Air Quality Development Authority, American Electric Power Co. Project, Revenue Bonds (a)(b)
Series C
2.10%, due 12/1/27	$ 2,210,000	$ 2,136,857
Series B
2.10%, due 7/1/28	5,000,000	4,834,518
Ohio Higher Educational Facility Commission, Case Western Reserve University, Revenue Bonds
Series B
4.32%, due 12/1/42	3,995,000	3,919,792
Ohio Turnpike & Infrastructure Commission, Revenue Bonds, Junior Lien
Series A
5.00%, due 2/15/26	2,000,000	2,045,780
Springboro Community City School District, Unlimited General Obligation
Insured: AGM
5.25%, due 12/1/25	2,000,000	2,049,049
State of Ohio, Unlimited General Obligation
Series A
5.00%, due 3/1/26	1,275,000	1,311,990
Series U
5.00%, due 5/1/27	2,580,000	2,693,616
State of Ohio, Portsmouth Bypass Project, Revenue Bonds
Insured: AGM
5.00%, due 12/31/28 (b)	1,275,000	1,278,304
		29,373,572
Oregon 0.9%
City of Portland, Sewer System, Revenue Bonds, First Lien
Series A
3.00%, due 6/1/27	8,475,000	8,025,384
Pennsylvania 6.4%
City of Philadelphia, Airport, Revenue Bonds
5.00%, due 7/1/25 (b)	1,750,000	1,761,773
City of Philadelphia, Unlimited General Obligation
Series A
5.00%, due 8/1/25	4,000,000	4,067,294
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Coatesville School District, Limited General Obligation
Insured: AGM State Aid Withholding
5.00%, due 8/1/24	$ 625,000	$ 629,891
Lehigh County General Purpose Authority, Muhlenberg College Project, Revenue Bonds
4.67%, due 11/1/37	12,445,000	12,439,522
Montgomery County Industrial Development Authority, Albert Einstein Healthcare Network, Revenue Bonds
Series A
5.25%, due 1/15/45	11,385,000	11,560,322
Pennsylvania Economic Development Financing Authority, Waste Management, Inc. Project, Revenue Bonds
0.95%, due 12/1/33 (a)	8,000,000	7,114,932
Series A
4.49%, due 6/1/41 (b)	9,000,000	8,929,842
Pennsylvania Higher Educational Facilities Authority, Indiana University, Revenue Bonds
Series A, Insured: AGC
4.39%, due 7/1/27	1,820,000	1,794,854
Reading School District, Limited General Obligation
Series C, Insured: BAM State Aid Withholding
5.00%, due 4/1/24	3,325,000	3,334,649
Sports & Exhibition Authority of Pittsburgh and Allegheny County, Revenue Bonds
Insured: AGM
4.00%, due 2/1/25	1,630,000	1,622,550
University of Pittsburgh-of the Commonwealth System of Higher Education, Revenue Bonds
4.45%, due 2/15/24	2,000,000	2,000,070
		55,255,699
	Principal Amount	Value

Rhode Island 0.4%
Rhode Island Health and Educational Building Corp., City of Providence, Revenue Bonds
Series D, Insured: BAM State Aid Withholding
5.00%, due 5/15/26	$ 1,100,000	$ 1,130,271
State of Rhode Island, Unlimited General Obligation
Series A
5.00%, due 5/1/25	2,435,000	2,478,741
		3,609,012
South Carolina 1.4%
Patriots Energy Group Financing Agency, Revenue Bonds
Series B
4.498%, due 10/1/48	2,180,000	2,179,999
Richland County School District No. 1, Unlimited General Obligation
Series C, Insured: SCSDE
3.00%, due 3/1/26	8,900,000	8,606,919
South Carolina State Housing Finance & Development Authority, Dillon School Senior LP, Revenue Bonds
Insured: HUD SECT 202
5.00%, due 10/1/26 (a)	1,000,000	1,005,269
		11,792,187
Tennessee 1.0%
County of Knox, Unlimited General Obligation
Series B
2.375%, due 6/1/29	1,000,000	877,371
Tennessee Energy Acquisition Corp., Revenue Bonds
4.00%, due 11/1/49 (a)	7,650,000	7,485,107
		8,362,478
Texas 9.1%
Capital Area Housing Finance Corp., Grand Avenue Flats Ltd., Revenue Bonds
0.29%, due 8/1/39 (a)	13,000,000	12,533,546
Central Texas Turnpike System, Revenue Bonds, First Tier
Series A, Insured: AMBAC
(zero coupon), due 8/15/25	6,750,000	6,251,803

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Central Texas Turnpike System, Revenue Bonds
Series C
5.00%, due 8/15/24	$ 775,000	$ 778,226
City of Austin, Airport System, Revenue Bonds
5.00%, due 11/15/25 (b)	1,630,000	1,641,833
City of Beeville, Limited General Obligation
Insured: BAM
4.00%, due 8/15/27	2,215,000	2,228,343
City of Georgetown, Utility System, Revenue Bonds
Insured: BAM
5.00%, due 8/15/25	520,000	528,496
Insured: BAM
5.00%, due 8/15/26	400,000	410,643
Insured: BAM
5.00%, due 8/15/27	1,110,000	1,150,265
City of Houston, Hotel Occupancy Tax & Special Tax, Revenue Bonds
5.00%, due 9/1/25	1,000,000	1,006,936
5.00%, due 9/1/25	1,520,000	1,542,778
City of Houston, Combined Utility System, Revenue Bonds, First Lien
Series B
5.00%, due 11/15/26	2,000,000	2,070,554
City of Mesquite, Waterworks & Sewer System, Revenue Bonds
5.00%, due 3/1/26	1,035,000	1,057,591
5.00%, due 3/1/27	1,085,000	1,121,236
Decatur Hospital Authority, Wise Health System, Revenue Bonds
Series B
5.00%, due 9/1/28	845,000	818,036
Series B
5.00%, due 9/1/29	1,070,000	1,029,050
Ennis Independent School District, Unlimited General Obligation
Insured: PSF-GTD
(zero coupon), due 8/25/30	800,000	589,201
Fort Bend County Municipal Utility District No. 134B, Unlimited General Obligation
Insured: AGM
6.50%, due 3/1/27	390,000	416,970
	Principal Amount	Value

Texas (continued)
Harris County Municipal Utility District No. 171, Unlimited General Obligation
Insured: BAM
7.00%, due 12/1/26	$ 930,000	$ 999,012
Insured: BAM
7.00%, due 12/1/27	800,000	877,511
Harris County Municipal Utility District No. 489, Unlimited General Obligation
Insured: BAM
6.00%, due 9/1/24	680,000	689,708
Insured: BAM
6.00%, due 9/1/25	980,000	1,010,733
Insured: BAM
6.00%, due 9/1/26	980,000	1,025,331
Harris County Municipal Utility District No. 490, Unlimited General Obligation
Insured: AGM
7.50%, due 9/1/29	1,420,000	1,575,954
Harris County Water Control & Improvement District No. 158, Unlimited General Obligation
Insured: BAM
7.00%, due 9/1/25	310,000	323,622
Insured: BAM
7.00%, due 9/1/26	325,000	347,002
Matagorda County Navigation District No. 1, Central Power and Light Company Project, Revenue Bonds
Series A
2.60%, due 11/1/29	4,260,000	3,637,029
Montgomery County Municipal Utility District No. 138, Unlimited General Obligation
Insured: AGM
6.375%, due 9/1/30 (d)	1,850,000	2,007,260
Pasadena Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/25	3,120,000	3,163,680
Pecos Barstow Toyah Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/27	1,000,000	1,035,699
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Port of Corpus Christi Authority of Nueces County, Revenue Bonds
3.737%, due 12/1/26	$ 3,000,000	$ 2,851,882
State of Texas, Public Finance Authority, Unlimited General Obligation
2.326%, due 10/1/29	3,000,000	2,573,480
State of Texas, College Student Loan, Unlimited General Obligation
Series A
5.25%, due 8/1/28 (b)	2,360,000	2,456,507
Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds
Series C
4.433%, due 9/15/27	13,330,000	13,038,963
Texas Natural Gas Securitization Finance Corp., Revenue Bonds
Series A-1
5.102%, due 4/1/35	5,000,000	4,843,294
Texas Public Finance Authority, Financing System-Texas Southern University, Revenue Bonds
Insured: BAM
5.00%, due 5/1/25	480,000	484,788
Insured: BAM
5.00%, due 5/1/26	500,000	507,690
Insured: BAM
5.00%, due 5/1/27	620,000	633,805
		79,258,457
U.S. Virgin Islands 2.3%
Matching Fund Special Purpose Securitization Corp., Revenue Bonds
Series A
5.00%, due 10/1/25	4,200,000	4,217,295
Series A
5.00%, due 10/1/26	15,430,000	15,450,027
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Insured: NATL-RE
5.00%, due 10/1/24	395,000	399,164
		20,066,486
	Principal Amount	Value

Utah 1.2%
City of Salt Lake City, Airport, Revenue Bonds (b)
Series A
5.00%, due 7/1/25	$ 875,000	$ 882,282
Series A
5.00%, due 7/1/26	1,290,000	1,305,312
Series A
5.00%, due 7/1/27	1,535,000	1,560,786
County of Salt Lake, Convention Hotel, Unlimited General Obligation
Series B
2.00%, due 12/15/25	2,000,000	1,886,778
Series B
2.30%, due 12/15/28	1,000,000	891,888
Series B
2.60%, due 12/15/30	1,425,000	1,235,832
State of Utah, Build America Bonds, Unlimited General Obligation
Series B
3.539%, due 7/1/25	1,811,921	1,778,127
Utah Infrastructure Agency, Telecommunication, Revenue Bonds
5.00%, due 10/15/26	1,265,000	1,267,871
		10,808,876
Virginia 1.2%
County of Loudoun, Public Improvement, Unlimited General Obligation
Series A, Insured: State Aid Withholding
3.00%, due 12/1/28	5,475,000	5,093,603
Virginia College Building Authority, 21st Century College & Equipment Programs, Revenue Bonds
Series D, Insured: State Intercept
3.00%, due 2/1/26	3,000,000	2,911,136
Wise County Industrial Development Authority, Virginia Electric and Power Co. Project, Revenue Bonds
Series A
0.75%, due 10/1/40 (a)	3,000,000	2,748,877
		10,753,616
Washington 3.5%
County of King, Sewer, Revenue Bonds, Junior Lien
Series A
0.625%, due 1/1/32 (a)	5,845,000	5,812,631

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Washington (continued)
County of King, Sewer, Revenue Bonds, Junior Lien (continued)
Series A
4.32%, due 1/1/40	$ 10,000,000	$ 9,775,877
King County School District No. 411, Issaquah, Unlimited General Obligation
Insured: School Bond Guaranty
3.00%, due 12/1/30	2,050,000	1,875,582
Port of Seattle, Revenue Bonds
Series B
5.00%, due 3/1/25	1,500,000	1,512,931
Port of Seattle, Revenue Bonds, First Lien
Series B
5.00%, due 10/1/25 (b)	4,000,000	4,059,099
Seattle Housing Authority, Revenue Bonds
1.00%, due 6/1/26	895,000	809,996
State of Washington, Motor Vehicle Fuel Tax, Unlimited General Obligation
Series F, Insured: AMBAC
(zero coupon), due 12/1/26	2,000,000	1,777,456
Series F, Insured: NATL-RE
(zero coupon), due 12/1/26	5,720,000	5,083,536
		30,707,108
Wisconsin 3.0%
City of Madison, Unlimited General Obligation
Series A
2.10%, due 10/1/26	6,690,000	6,152,394
Series A
2.15%, due 10/1/27	6,690,000	6,018,248
County of Dane, Unlimited General Obligation
Series A
2.00%, due 6/1/26	3,000,000	2,760,410
County of Waushara, Revenue Notes
Series A
4.75%, due 12/1/23	3,600,000	3,602,200
Public Finance Authority, Northwest Nazarene University, Revenue Bonds
5.00%, due 10/1/25	500,000	499,288
	Principal Amount	Value

Wisconsin (continued)
Racine Unified School District, Revenue Bonds
Series B
4.125%, due 4/1/25	$ 4,500,000	$ 4,467,871
State of Wisconsin, Unlimited General Obligation
Series 3
0.80%, due 5/1/26	2,375,000	2,131,484
Wisconsin Housing & Economic Development Authority, Revenue Bonds
Series B, Insured: HUD Sector 8
0.50%, due 11/1/50 (a)	750,000	713,918
		26,345,813
Total Long-Term Municipal Bonds (Cost $857,369,778)		843,604,112
Short-Term Municipal Notes 1.3%
Arizona 0.3%
Arizona Health Facilities Authority, Banner Health, Revenue Bonds
Series B
4.34%, due 1/1/46 (f)	2,400,000	2,400,000
Utah 1.0%
City of Murray, Intermountain Healthcare, Revenue Bonds
Series B
3.87%, due 5/15/37 (f)	9,000,000	9,000,000
Total Short-Term Municipal Notes (Cost $11,373,200)		11,400,000
Total Investments (Cost $868,742,978)	98.4%	855,004,112
Other Assets, Less Liabilities	1.6	13,950,224
Net Assets	100.0%	$ 868,954,336

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2023.
(b)	Interest on these securities was subject to alternative minimum tax.
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments October 31, 2023†^ (continued)
(d)	Delayed delivery security.
(e)	Floating rate—Rate shown was the rate in effect as of October 31, 2023.
(f)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.
Abbreviation(s):
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
AMBAC—Ambac Assurance Corp.
BAM—Build America Mutual Assurance Co.
CR—Custodial Receipts
FHA—Federal Housing Administration
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
HUD—Housing and Urban Development
MTA—Metropolitan Transportation Authority
NATL-RE—National Public Finance Guarantee Corp.
PSF-GTD—Permanent School Fund Guaranteed
SCSDE—South Carolina State Department of Education
SD CRED PROG—School District Credit Enhancement Program
SONYMA—State of New York Mortgage Agency

The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 843,604,112	$ —	$ 843,604,112
Short-Term Municipal Notes	—	11,400,000	—	11,400,000
Total Municipal Bonds	—	855,004,112	—	855,004,112
Total Investments in Securities	$ —	$ 855,004,112	$ —	$ 855,004,112

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay Short Term Municipal Fund

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in securities, at value (identified cost $868,742,978)	$855,004,112
Cash	33,190,337
Receivables:
Investment securities sold	20,499,672
Interest	8,149,816
Fund shares sold	933,319
Other assets	62,065
Total assets	917,839,321
Liabilities
Payables:
Investment securities purchased	41,243,291
Fund shares redeemed	6,215,684
Manager (See Note 3)	253,353
Custodian	102,565
NYLIFE Distributors (See Note 3)	65,278
Transfer agent (See Note 3)	65,091
Professional fees	30,045
Shareholder communication	15,570
Trustees	731
Accrued expenses	57,072
Distributions payable	836,305
Total liabilities	48,884,985
Net assets	$868,954,336
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 95,919
Additional paid-in-capital	966,852,773
966,948,692
Total distributable earnings (loss)	(97,994,356)
Net assets	$868,954,336
Class A
Net assets applicable to outstanding shares	$250,092,238
Shares of beneficial interest outstanding	27,605,518
Net asset value per share outstanding	$ 9.06
Maximum sales charge (1.00% of offering price)	0.09
Maximum offering price per share outstanding	$ 9.15
Class A2
Net assets applicable to outstanding shares	$ 48,197,199
Shares of beneficial interest outstanding	5,313,562
Net asset value per share outstanding	$ 9.07
Maximum sales charge (2.00% of offering price)	0.19
Maximum offering price per share outstanding	$ 9.26
Investor Class
Net assets applicable to outstanding shares	$ 2,229,920
Shares of beneficial interest outstanding	245,467
Net asset value per share outstanding	$ 9.08
Maximum sales charge (0.50% of offering price)	0.05
Maximum offering price per share outstanding	$ 9.13
Class I
Net assets applicable to outstanding shares	$514,457,014
Shares of beneficial interest outstanding	56,791,624
Net asset value and offering price per share outstanding	$ 9.06
Class R6
Net assets applicable to outstanding shares	$ 53,977,965
Shares of beneficial interest outstanding	5,962,498
Net asset value and offering price per share outstanding	$ 9.05

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Statements of Operations for the period May 1, 2023 through October 31, 2023 and the year ended April 30, 2023
	Period May 1, 2023 through October 31, 2023(a)	Year Ended April 30, 2023
Investment Income (Loss)
Income
Interest	$ 17,646,100	$ 32,193,048
Expenses
Manager (See Note 3)	1,747,703	4,799,723
Distribution/Service—Class A (See Note 3)	352,085	935,547
Distribution/Service—Class A2 (See Note 3)	65,508	190,927
Distribution/Service—Investor Class (See Note 3)	3,003	6,840
Transfer agent (See Note 3)	185,336	423,800
Registration	60,316	154,870
Shareholder communication	151	48,693
Professional fees	107,516	152,217
Custodian	61,875	330,841
Trustees	13,064	34,625
Miscellaneous	23,595	56,357
Total expenses before waiver/reimbursement	2,620,152	7,134,440
Expense waiver/reimbursement from Manager (See Note 3)	(127,038)	(272,071)
Reimbursement from prior custodian	—	(2,332) (b)
Net expenses	2,493,114	6,860,037
Net investment income (loss)	15,152,986	25,333,011
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	(7,724,927)	(59,327,437)
Net change in unrealized appreciation (depreciation) on investments	(12,955,835)	51,945,156
Net realized and unrealized gain (loss)	(20,680,762)	(7,382,281)
Net increase (decrease) in net assets resulting from operations	$ (5,527,776)	$ 17,950,730

(a)	The Fund changed its fiscal year end from April 30 to October 31.
(b)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay Short Term Municipal Fund

Statements of Changes in Net Assets
for the period May 1, 2023 through October 31, 2023 and the years ended April 30, 2023 and April 30, 2022
	Period May 1, 2023 through October 31, 2023(a)	Year Ended April 30, 2023	Year Ended April 30, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 15,152,986	$ 25,333,011	$ 11,016,224
Net realized gain (loss)	(7,724,927)	(59,327,437)	(9,580,898)
Net change in unrealized appreciation (depreciation)	(12,955,835)	51,945,156	(72,063,429)
Net increase (decrease) in net assets resulting from operations	(5,527,776)	17,950,730	(70,628,103)
Distributions to shareholders:
Class A	(4,037,568)	(6,648,263)	(2,489,358)
Class A2	(750,087)	(1,288,784)	(604,316)
Investor Class	(30,656)	(40,583)	(7,453)
Class I	(9,376,547)	(17,108,080)	(11,061,272)
Class R6	(1,091,968)	(1,910,732)	—
Total distributions to shareholders	(15,286,826)	(26,996,442)	(14,162,399)
Capital share transactions:
Net proceeds from sales of shares	79,500,074	876,229,496	1,461,111,895
Net asset value of shares issued to shareholders in reinvestment of distributions	9,539,301	16,530,565	9,157,948
Cost of shares redeemed	(311,321,448)	(1,409,052,393)	(1,744,044,217)
Increase (decrease) in net assets derived from capital share transactions	(222,282,073)	(516,292,332)	(273,774,374)
Net increase (decrease) in net assets	(243,096,675)	(525,338,044)	(358,564,876)
Net Assets
Beginning of period	1,112,051,011	1,637,389,055	1,995,953,931
End of period	$ 868,954,336	$ 1,112,051,011	$ 1,637,389,055

(a)	The Fund changed its fiscal year end from April 30 to October 31.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Financial Highlights selected per share data and ratios
	May 1, 2023 through October 31,	Year Ended April 30,
Class A	2023 #	2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 9.26	$ 9.31	$ 9.73	$ 9.54	$ 9.58	$ 9.51
Net investment income (loss) (a)	0.13	0.15	0.04	0.06	0.13	0.12
Net realized and unrealized gain (loss)	(0.20)	(0.03)	(0.41)	0.21	(0.03)	0.07
Total from investment operations	(0.07)	0.12	(0.37)	0.27	0.10	0.19
Less distributions:
From net investment income	(0.13)	(0.17)	(0.05)	(0.08)	(0.14)	(0.12)
Net asset value at end of period	$ 9.06	$ 9.26	$ 9.31	$ 9.73	$ 9.54	$ 9.58
Total investment return (b)	(0.73)%	1.32%	(3.81)%	2.85%	1.05%	2.04%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.84%††	1.66%	0.36%	0.63%	1.30%	1.28%
Net expenses	0.69%††	0.68%	0.67%	0.65%	0.69%	0.71%
Expenses (before waiver/reimbursement)	0.69%††	0.68%	0.67%	0.65%	0.70%	0.71%
Portfolio turnover rate	61%(d)	99%(d)	62%(d)	28%(d)	94%(d)	96%
Net assets at end of period (in 000's)	$ 250,092	$ 306,828	$ 409,722	$ 503,769	$ 152,614	$ 113,023

#	The Fund changed its fiscal year end from April 30 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rate includes variable rate demand notes.

	May 1, 2023 through October 31,	Year Ended April 30,		September 30, 2020^ through April 30, 2021
Class A2	2023 #	2023	2022
Net asset value at beginning of period	$ 9.27	$ 9.32	$ 9.75	$ 9.70**
Net investment income (loss) (a)	0.13	0.15	0.03	0.02
Net realized and unrealized gain (loss)	(0.20)	(0.03)	(0.41)	0.07
Total from investment operations	(0.07)	0.12	(0.38)	0.09
Less distributions:
From net investment income	(0.13)	(0.17)	(0.05)	(0.04)
Net asset value at end of period	$ 9.07	$ 9.27	$ 9.32	$ 9.75
Total investment return (b)	(0.73)%	1.32%	(3.91)%	0.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.84%††	1.57%	0.36%	0.40%††
Net expenses	0.69%††	0.68%	0.67%	0.65%††
Portfolio turnover rate (c)	61%	99%	62%	28%
Net assets at end of period (in 000's)	$ 48,197	$ 54,326	$ 98,890	$ 88,248

#	The Fund changed its fiscal year end from April 30 to October 31.
**	Based on the net asset value of Class A as of September 30, 2020.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay Short Term Municipal Fund

Financial Highlights selected per share data and ratios
	May 1, 2023 through October 31, 2023#	Year Ended April 30,
Investor Class		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 9.28	$ 9.33	$ 9.76	$ 9.57	$ 9.61	$ 9.54
Net investment income (loss) (a)	0.12	0.13	0.01	0.04	0.09	0.08
Net realized and unrealized gain (loss)	(0.20)	(0.04)	(0.42)	0.20	(0.02)	0.07
Total from investment operations	(0.08)	0.09	(0.41)	0.24	0.07	0.15
Less distributions:
From net investment income	(0.12)	(0.14)	(0.02)	(0.05)	(0.11)	(0.08)
Net asset value at end of period	$ 9.08	$ 9.28	$ 9.33	$ 9.76	$ 9.57	$ 9.61
Total investment return (b)	(0.89)%	0.99%	(4.19)%	2.64%	0.61%	1.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.53%††	1.37%	0.06%	0.41%	0.98%	0.81%
Net expenses	0.99%††	1.00%	0.99%	0.98%	1.09%	1.18%
Expenses (before waiver/reimbursement)	1.32%††	1.30%	1.24%	1.25%	1.28%	1.30%
Portfolio turnover rate	61%(c)	99%(c)	62%(c)	28%(c)	94%(c)	96%
Net assets at end of period (in 000's)	$ 2,230	$ 2,511	$ 2,884	$ 3,608	$ 4,158	$ 3,834

#	The Fund changed its fiscal year end from April 30 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

	May 1, 2023 through October 31,	Year Ended April 30,
Class I	2023 #	2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 9.26	$ 9.31	$ 9.73	$ 9.54	$ 9.58	$ 9.51
Net investment income (loss) (a)	0.14	0.18	0.06	0.09	0.15	0.15
Net realized and unrealized gain (loss)	(0.19)	(0.03)	(0.40)	0.21	(0.02)	0.07
Total from investment operations	(0.05)	0.15	(0.34)	0.30	0.13	0.22
Less distributions:
From net investment income	(0.15)	(0.20)	(0.08)	(0.11)	(0.17)	(0.15)
Net asset value at end of period	$ 9.06	$ 9.26	$ 9.31	$ 9.73	$ 9.54	$ 9.58
Total investment return (b)	(0.59)%	1.60%	(3.55)%	3.12%	1.34%	2.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.13%††	1.89%	0.63%	0.89%	1.58%	1.61%
Net expenses	0.40%††	0.40%	0.40%	0.40%	0.40%	0.40%
Expenses (before waiver/reimbursement)	0.44%††	0.43%	0.42%	0.40%	0.45%	0.45%
Portfolio turnover rate	61%(c)	99%(c)	62%(c)	28%(c)	94%(c)	96%
Net assets at end of period (in 000's)	$ 514,457	$ 663,175	$ 1,125,893	$ 1,400,328	$ 412,193	$ 337,116

#	The Fund changed its fiscal year end from April 30 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	May 1, 2023 through October 31,	May 2, 2022^ through April 30,
Class R6	2023 #	2023
Net asset value at beginning of period	$ 9.25	$ 9.30**
Net investment income (loss) (a)	0.14	0.18
Net realized and unrealized gain (loss)	(0.19)	(0.03)
Total from investment operations	(0.05)	0.15
Less distributions:
From net investment income	(0.15)	(0.20)
Net asset value at end of period	$ 9.05	$ 9.25
Total investment return (b)	(0.59)%	1.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	3.12%	2.00%
Net expenses††	0.40%	0.40%(c)
Expenses (before waiver/reimbursement)††	0.41%	0.40%
Portfolio turnover rate (d)	61%	99%
Net assets at end of period (in 000's)	$ 53,978	$ 85,211

#	The Fund changed its fiscal year end from April 30 to October 31.
**	Based on the net asset value of Class I as of May 2, 2022.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Expense waiver/reimbursement less than 0.01%.
(d)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay Short Term Municipal Fund

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Short Term Municipal Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Class A2	September 30, 2020
Investor Class	February 28, 2008
Class I	January 2, 1991
Class R6	May 2, 2022
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 0.50% may be imposed on certain redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. Class A2 shares are offered at NAV without an initial sales charge, although a 0.50% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class A2 shares. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A and Investor Class shares are subject to a distribution and/or service fee. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income exempt from regular federal income tax.
Effective at the close of business on May 1, 2023, the Fund changed its fiscal and tax year end from April 30 to October 31.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that

31

Notes to Financial Statements (continued)
quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value.
Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the period May 1, 2023 through October 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy. No securities held by the Fund as of October 31, 2023, were fair valued in such a manner.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are

32	MainStay MacKay Short Term Municipal Fund

marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of October 31, 2023, are shown in the Portfolio of Investments.
(H) Debt Securities Risk.  The Fund's investments may include securities such as variable rate notes, floaters and mortgage-related and asset-backed securities. If expectations about changes in interest rates or assessments of an issuer's credit worthiness or market conditions are incorrect, investments in these types of securities could lose money for the Fund.
(I) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from
33

Notes to Financial Statements (continued)
economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico (the "Commonwealth") began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the economic downturn following the outbreak of COVID-19 and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. The federal government has passed certain relief packages, including the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which included an aggregate of more than $7 billion in disaster relief funds for the U.S. territories, including Puerto Rico. However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the long-term economic challenges that arose from COVID-19.
As of October 31, 2023 PREPA remains in Title III Bankruptcy after over 6 years. A significant number of net revenue bond creditors, the Oversight Board, and the Commonwealth have been unable to reach a consensual resolution on PREPA’s debt restructuring following the termination of the previous 2019 PREPA Restructuring Support Agreement by the Commonwealth of Puerto Rico in March of 2022. Further bankruptcy litigation has ensued between the Oversight Board and a group of net revenue bond creditors over the security provisions of PREPA’s $8.3 billion of net revenue bonds resulting in a ruling in March 2023 from Judge Swain that PREPA’s net revenue bonds are unsecured.
Furthermore, in June of 2023 Judge Swain ruled through a claims estimation hearing that PREPA’s now asserted unsecured net revenue bond claim was only valued at approximately 2.383 billion or 28.3% of the full pre-petition claim asserted by net revenue bond holders.  Due to the lower claims estimation ruling, at the end of August 2023 the Oversight Board filed a new proposed plan of adjustment to reflect the March lien ruling and June estimation hearing with lower recovery amounts afforded to net revenue bond holders.  In conjunction with the new proposed plan of adjustment a subset of the original litigating PREPA Ad Hoc Creditor Group members including BlackRock, Nuveen, and Franklin entered into a Planned Support Agreement (”PSA”) supporting the new proposed plan of adjustment representing ~28.5% of total net revenue bond claims.
Furthermore, National Public Finance Guarantee Corporation also entered into an Amended Planned Support Agreement (“Amended PSA”) at the end of August re-affirming their support for the new August proposed plan of adjustment with ~9.91% of net revenue bond claims.  Combined with second settling bond holders approving the plan at the end of November 2023, approximately 43% of PREPA’s net revenue creditors now support the new August proposed plan of adjustment.  However, subsequent to the new proposed plan of adjustment, a significant amount of creditors not previously involved in the PREPA bankruptcy formed a new PREPA Ad Hoc Group to object to the plan including the MainStay MacKay Municipal Bond Funds.  Combined, objecting holders now represent over 50% of total PREPA net revenue bond claims including the newly constituted PREPA Ad Hoc Group, Golden Tree Asset Management, and Assured Guaranty Corporation.
Furthermore, National Public Finance Guarantee Corporation also entered into an Amended Planned Support Agreement (“Amended PSA”) at the end of August re-affirming their support for the new August proposed plan of adjustment with ~9.91% of net revenue bond claims.  Combined with second settling bond holders approving the plan at the end of November 2023, approximately 43% of PREPA’s net revenue creditors now support the new August proposed plan of adjustment.  However, subsequent to the new proposed plan of adjustment, a significant amount of creditors not previously involved in the PREPA bankruptcy formed a new PREPA Ad Hoc Group to object to the plan including the MainStay MacKay Municipal Bond Funds.  Combined, objecting holders now represent over 50% of total PREPA net revenue bond claims including the newly constituted PREPA Ad Hoc Group, Golden Tree Asset Management, and Assured Guaranty Corporation.
Objecting creditors are appealing several of Judge Swain’s rulings including the March net revenue bond lien ruling, the June net revenue bond claims estimation ruling, and the November disclosure statement approval ruling that provides for a plan with drastically disparate recoveries for the same creditors.  While objecting creditors believe the PREPA bankruptcy plan of adjustment is patently un-confirmable and Judge Swain’s rulings will be overturned on appeal, there is no certainty that objecting creditors will be successful in appealing Judge Swain’s rulings, or if overturned, will receive adequate relief from those rulings being overturned.  The proposed PREPA August plan of adjustment only provides 3.5 cents of cash recovery for objecting creditors to the plan. Bankruptcy plan confirmation hearings are currently scheduled to begin in March of 2024.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of October 31, 2023, none of the the Puerto Rico municipal securities held by the Fund were insured.

34	MainStay MacKay Short Term Municipal Fund

(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.35% on assets up to $ 1 billion; and 0.33% on assets from $1 billion up to $5 billion; and 0.32% on assets over $5 billion. During the period May 1, 2023 through October 31, 2023, the effective management fee rate was 0.35% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: Class A, 0.70%, Class A2, 0.70% and Class I, 0.40%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Investor Class shares. In addition, New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 shares do not exceed those of Class I. This agreement will remain in effect until August 31, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the period May 1, 2023 through October 31, 2023, New York Life Investments earned fees from the Fund in the amount of $1,747,703 and waived fees and/or reimbursed expenses in the amount of $127,038 and paid the Subadvisor fees in the amount of $810,332.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Class A2 and Investor Class Plans, the Distributor receives a monthly fee from Class A, Class A2 and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A, Class A2 and Investor Class shares for distribution and/or service activities as designated by the Distributor. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the period May 1, 2023 through October 31, 2023, were $48 and $50, respectively.
35

Notes to Financial Statements (continued)
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares during the period May 1, 2023 through October 31, 2023, of $1,592.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the period May 1, 2023 through October 31, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 53,321	$ —
Class A2	9,904	—
Investor Class	8,023	(3,902)
Class I	112,703	—
Class R6	1,385	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class A	$15,904,213	6.4%
Class A2	24,318	0.1
Class R6	25,182	0.0‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of October 31, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$869,142,521	$1,141,653	$(15,280,062)	$(14,138,409)
As of October 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$832,524	$(83,852,166)	$(836,305)	$(14,138,409)	$(97,994,356)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to cumulative bond amortization adjustment.
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $83,852,166, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$34,175	$49,677
During the period from May 1, 2023 through October 31, 2023 and the years ended April 30, 2023 and April 30, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023 (a)	2023	2022
Distributions paid from:
Ordinary Income	$ 2,601,361	$ 2,442,564	$ 1,474,609
Exempt Interest Dividends	12,685,465	24,553,878	12,687,790
Total	$15,286,826	$26,996,442	$14,162,399

(a)	The Fund changed its fiscal year end from April 30 to October 31.

36	MainStay MacKay Short Term Municipal Fund

Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the period May 1, 2023 through October 31, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the period May 1, 2023 through October 31, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the period May 1, 2023 through October 31, 2023, purchases and sales of securities, other than short-term securities, were $575,791 and $747,554, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the period May 1, 2023 through October 31, 2023, and years ended April 30, 2023 and April 30, 2022, were as follows:
Class A	Shares	Amount
Period ended October 31, 2023:(a)
Shares sold	1,870,237	$ 17,187,666
Shares issued to shareholders in reinvestment of distributions	263,992	2,420,096
Shares redeemed	(7,553,491)	(69,379,606)
Net increase (decrease) in shares outstanding before conversion	(5,419,262)	(49,771,844)
Shares converted into Class A (See Note 1)	13,312	122,864
Shares converted from Class A (See Note 1)	(126,704)	(1,157,314)
Net increase (decrease)	(5,532,654)	$ (50,806,294)
Year ended April 30, 2023:
Shares sold	14,755,906	$ 136,977,313
Shares issued to shareholders in reinvestment of distributions	417,462	3,867,588
Shares redeemed	(26,092,382)	(241,951,367)
Net increase (decrease) in shares outstanding before conversion	(10,919,014)	(101,106,466)
Shares converted into Class A (See Note 1)	112,523	1,047,020
Shares converted from Class A (See Note 1)	(66,834)	(614,825)
Net increase (decrease)	(10,873,325)	$ (100,674,271)
Year ended April 30, 2022:
Shares sold	25,468,868	$ 246,761,379
Shares issued to shareholders in reinvestment of distributions	157,184	1,513,215
Shares redeemed	(33,406,373)	(322,275,514)
Net increase (decrease) in shares outstanding before conversion	(7,780,321)	(74,000,920)
Shares converted into Class A (See Note 1)	41,919	402,782
Shares converted from Class A (See Note 1)	(261)	(2,536)
Net increase (decrease)	(7,738,663)	$ (73,600,674)

37

Notes to Financial Statements (continued)
Class A2	Shares	Amount
Period ended October 31, 2023:(a)
Shares sold	344,203	$ 3,175,535
Shares issued to shareholders in reinvestment of distributions	81,724	750,087
Shares redeemed	(972,402)	(8,934,549)
Net increase (decrease)	(546,475)	$ (5,008,927)
Year ended April 30, 2023:
Shares sold	1,728,867	$ 16,042,719
Shares issued to shareholders in reinvestment of distributions	138,904	1,288,714
Shares redeemed	(6,577,094)	(60,995,488)
Net increase (decrease) in shares outstanding before conversion	(4,709,323)	(43,664,055)
Shares converted from Class A2 (See Note 1)	(41,230)	(384,679)
Net increase (decrease)	(4,750,553)	$ (44,048,734)
Year ended April 30, 2022:
Shares sold	8,256,657	$ 80,252,982
Shares issued to shareholders in reinvestment of distributions	62,731	604,025
Shares redeemed	(6,763,650)	(64,920,522)
Net increase (decrease)	1,555,738	$ 15,936,485

Investor Class	Shares	Amount
Period ended October 31, 2023:(a)
Shares sold	14,082	$ 129,864
Shares issued to shareholders in reinvestment of distributions	3,207	29,475
Shares redeemed	(32,530)	(299,121)
Net increase (decrease) in shares outstanding before conversion	(15,241)	(139,782)
Shares converted into Investor Class (See Note 1)	114	1,056
Shares converted from Investor Class (See Note 1)	(9,877)	(91,304)
Net increase (decrease)	(25,004)	$ (230,030)
Year ended April 30, 2023:
Shares sold	97,897	$ 913,758
Shares issued to shareholders in reinvestment of distributions	4,211	39,108
Shares redeemed	(104,885)	(974,735)
Net increase (decrease) in shares outstanding before conversion	(2,777)	(21,869)
Shares converted into Investor Class (See Note 1)	114	1,056
Shares converted from Investor Class (See Note 1)	(35,836)	(333,994)
Net increase (decrease)	(38,499)	$ (354,807)
Year ended April 30, 2022:
Shares sold	125,760	$ 1,214,335
Shares issued to shareholders in reinvestment of distributions	750	7,255
Shares redeemed	(145,542)	(1,409,867)
Net increase (decrease) in shares outstanding before conversion	(19,032)	(188,277)
Shares converted into Investor Class (See Note 1)	261	2,536
Shares converted from Investor Class (See Note 1)	(41,789)	(402,782)
Net increase (decrease)	(60,560)	$ (588,523)

38	MainStay MacKay Short Term Municipal Fund

Class I	Shares	Amount
Period ended October 31, 2023:(a)
Shares sold	5,753,903	$ 52,875,155
Shares issued to shareholders in reinvestment of distributions	684,624	6,276,707
Shares redeemed	(21,765,106)	(200,002,409)
Net increase (decrease) in shares outstanding before conversion	(15,326,579)	(140,850,547)
Shares converted into Class I (See Note 1)	499,718	4,603,963
Shares converted from Class I (See Note 1)	(9,503)	(88,069)
Net increase (decrease)	(14,836,364)	$ (136,334,653)
Year ended April 30, 2023:
Shares sold	70,614,891	$ 654,927,375
Shares issued to shareholders in reinvestment of distributions	1,213,482	11,244,993
Shares redeemed	(109,796,158)	(1,017,816,790)
Net increase (decrease) in shares outstanding before conversion	(37,967,785)	(351,644,422)
Shares converted into Class I (See Note 1)	66,720	613,769
Shares converted from Class I (See Note 1)	(11,419,110)	(105,855,146)
Net increase (decrease)	(49,320,175)	$ (456,885,799)
Year ended April 30, 2022:
Shares sold	117,202,202	$ 1,132,883,199
Shares issued to shareholders in reinvestment of distributions	730,370	7,033,453
Shares redeemed	(140,847,545)	(1,355,438,314)
Net increase (decrease)	(22,914,973)	$ (215,521,662)

Class R6	Shares	Amount
Period ended October 31, 2023:(a)
Shares sold	670,855	$ 6,131,854
Shares issued to shareholders in reinvestment of distributions	6,860	62,936
Shares redeemed	(3,557,734)	(32,705,763)
Net increase (decrease) in shares outstanding before conversion	(2,880,019)	(26,510,973)
Shares converted into Class R6 (See Note 1)	8,091	74,919
Shares converted from Class R6 (See Note 1)	(375,523)	(3,466,115)
Net increase (decrease)	(3,247,451)	$ (29,902,169)
Period ended April 30, 2023:(b)
Shares sold	7,275,651	$ 67,368,331
Shares issued to shareholders in reinvestment of distributions	9,739	90,162
Shares redeemed	(9,471,562)	(87,314,013)
Net increase (decrease) in shares outstanding before conversion	(2,186,172)	(19,855,520)
Shares converted into Class R6 (See Note 1)	11,431,231	105,853,196
Shares converted from Class R6 (See Note 1)	(35,110)	(326,397)
Net increase (decrease)	9,209,949	$ 85,671,279

(a)	The Fund changed its fiscal year end from April 30 to October 31.
(b)	The inception date of the class was May 2, 2022.
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the period May 1, 2023 through October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
39

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay Short Term Municipal Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2023, the related statements of operations for the period May 1, 2023 through October 31, 2023 and the year ended April 30, 2023, the statements of changes in net assets for the period May 1, 2023 through October 1, 2023 and the years ended April 30, 2023 and April 30, 2022, and the related notes (collectively, the financial statements) and the financial highlights for the period May 1, 2023 through October 1, 2023 and for each of the years or periods in the five-year period ended April 30, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the period May 1, 2023 through October 31, 2023 and the year ended April 30, 2023, the changes in its net assets for the period May 1, 2023 through October 1, 2023 and the years ended April 30, 2023 and April 30, 2022, and the financial highlights for the period May 1, 2023 through October 1, 2023 and for each of the years or periods in the five-year period ended April 30, 2023, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 22, 2023
40	MainStay MacKay Short Term Municipal Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For Federal individual income tax purposes, the Fund designated 83.0% of the ordinary income dividends paid during its fiscal year ended October 31, 2023 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.
In February 2024, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2023. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2023.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
41

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
42	MainStay MacKay Short Term Municipal Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
43

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
44	MainStay MacKay Short Term Municipal Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
45

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5013757MS139-23	MSSTM11-12/23
(NYLIM) NL230

MainStay MacKay Strategic Municipal Allocation Fund

Message from the President and Annual Report
October 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Interest rates and inflation were the primary forces driving market behavior during the six-month reporting period ended October 31, 2023, with equity indices delivering mixed performance while bond indices generally declined.
U.S. inflation levels, as measured by the Consumer Price Index, ranged between 3.0% and 4.0% throughout the reporting period, down from the peak of 9.1% in June 2022, although well above the 2.0% target set by the U.S. Federal Reserve (the “Fed”). At the same time, the benchmark federal funds rate climbed to over 5%, its highest level since the financial crisis of 2007, as the Fed attempted to drive inflation still lower. Comments from Fed members reinforced the central bank’s hawkish stance in response to surprisingly robust U.S. economic growth and rising wage pressures, thus increasing the likelihood that interest rates would stay higher for longer. International developed markets exhibited similar dynamics of persistently elevated inflation and rising interest rates.
Against a backdrop of high interest rates, political dysfunction in Washington D.C. and intensifying global geopolitical instability—including the ongoing war in Ukraine and the outbreak of hostilities in the Middle East—equity markets struggled to advance. The S&P 500® Index, a widely regarded benchmark of large-cap U.S. market performance, eked out a slight gain, bolstered by the strong performance of mega-cap, growth-oriented, technology-related shares as investors flocked to companies creating the infrastructure for developments in artificial intelligence. However, smaller-cap stocks and value-oriented shares trended lower. Among industry sectors, information technology posted the strongest gains, followed by consumer discretionary, which rose in response to healthy consumer spending trends, while energy shares benefited from rising petroleum prices. All other sectors lost ground. Utilities declined most sharply as rising interest rates undermined the appeal of high-yielding stocks, while real estate came under pressure from rising mortgage rates and weak levels of office occupancy, and consumer staples declined as market sentiment turned away from defensive, value-oriented businesses. International equities broadly trailed their U.S. counterparts as economic growth in the rest of world generally lagged that of the United States, and as the U.S. dollar rose in value compared to most other global currencies.
Bond prices were driven lower by rising yields and increasing expectations of high interest rates for an extended period of time. The U.S. yield curve steepened, with the 30-year Treasury yield exceeding 5% for the first time in more than a decade. The yield curve remained inverted, with the 10-year Treasury yield ending the period at 4.88%, compared with 5.07% for the 2-year Treasury yield. Corporate bonds outperformed long-term Treasury bonds, but still trended lower under pressure from rising yields and an uptick in default rates. Among corporates, lower-credit-quality instruments performed relatively well compared to their higher-credit-quality counterparts, while floating rate securities performed better still.
In the face of today’s uncertain market environment, New York Life Investments remains dedicated to providing the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges.  For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended October 31, 2023
Class	Sales Charge		Inception Date[1]	Six Months[2]	One Year	Since Inception	Gross Expense Ratio[3]
Class A Shares[4]	Maximum 3.00% Initial Sales Charge	With sales charges	6/28/2019	-5.55%	0.70%	-0.75%	0.84%
		Excluding sales charges		-2.63	3.81	0.31	0.84
Investor Class Shares[5,6]	Maximum 2.50% Initial Sales Charge	With sales charges	6/28/2019	-5.12	1.09	-0.93	0.99
		Excluding sales charges		-2.69	3.68	0.12	0.99
Class C Shares	Maximum 1.00% CDSC	With sales charges	6/28/2019	-3.77	2.42	-0.16	1.25
	if Redeemed Within 18 Months of Purchase	Excluding sales charges		-2.82	3.42	-0.16	1.25
Class C2 Shares	Maximum 1.00% CDSC	With sales charges	12/13/2022	-3.85	N/A	-2.60	1.41
	if Redeemed Within One Year of Purchase	Excluding sales charges		-2.89	N/A	-1.64	1.41
Class I Shares	No Sales Charge		6/28/2019	-2.52	3.96	0.51	0.59
Class R6 Shares	No Sales Charge		6/28/2019	-2.50	4.11	0.52	0.55

1.	Effective at the close of business on May 1, 2023, the Fund changed its fiscal and tax year end from April 30 to October 31.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
4.	Prior to August 10, 2022, the maximum initial sales charge was 4.50%, which is reflected in the applicable average annual total return figures shown.
5.	Prior to June 30, 2020, the maximum initial sales charge was 4.50%, which is reflected in the applicable average annual total return figures shown.
6.	Prior to August 10, 2022, the maximum initial sales charge was 4.00%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Since Inception
Bloomberg Municipal Bond Index 1-15 Yr Blend[2]	-3.38%	2.47%	-0.04%
Morningstar Muni National Intermediate Category Average[3]	-3.86	2.24	-0.56

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Bloomberg Municipal Bond Index 1-15 Yr Blend is the Fund's primary broad-based securities-market index for comparison purposes. The index has four main sectors: state and local general obligations, revenue bonds, and insured bonds.
3.	The Morningstar Municipal National Intermediate Category Average is representative of funds that invest in bonds issued by various state and local governments to fund public projects. The income from these bonds is generally free from federal taxes. To lower risk, these funds spread their assets across many states and sectors. These funds have durations of 4.0 to 6.0 years (or average maturities of five to 12 years). Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay Strategic Municipal Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Strategic Municipal Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$973.70	$3.83	$1,021.32	$3.92	0.77%
Investor Class Shares	$1,000.00	$973.10	$4.43	$1,020.72	$4.53	0.89%
Class C Shares	$1,000.00	$971.80	$5.62	$1,019.51	$5.75	1.13%
Class C2 Shares	$1,000.00	$971.10	$6.36	$1,018.75	$6.51	1.28%
Class I Shares	$1,000.00	$974.80	$2.59	$1,022.58	$2.65	0.52%
Class R6 Shares	$1,000.00	$975.00	$2.49	$1,022.68	$2.55	0.50%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2023 (Unaudited)
Texas	11.2%
New York	9.3
California	8.6
Illinois	8.5
Florida	4.5
Pennsylvania	4.0
Alabama	3.8
Michigan	3.4
Colorado	2.8
Indiana	2.6
New Jersey	2.6
Utah	2.5
Georgia	2.3
Ohio	2.2
Connecticut	2.0
Washington	1.9
Louisiana	1.9
Virginia	1.7
Tennessee	1.7
North Carolina	1.4
Missouri	1.3
Arizona	1.3
Puerto Rico	1.2
Wisconsin	1.2
Nebraska	1.1
District of Columbia	1.0
Kentucky	0.9%
Guam	0.9
Maryland	0.9
North Dakota	0.6
Wyoming	0.6
Massachusetts	0.5
U.S. Virgin Islands	0.5
Hawaii	0.5
West Virginia	0.5
Rhode Island	0.4
South Carolina	0.4
Vermont	0.3
Iowa	0.3
Arkansas	0.2
Maine	0.2
Nevada	0.2
Idaho	0.1
Mississippi	0.1
New Hampshire	0.1
Montana	0.1
South Dakota	0.1
Alaska	0.0‡
Minnesota	0.0‡
Other Assets, Less Liabilities	5.6
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2023 (excluding short-term investments) (Unaudited)
1.	City of Chicago, 5.00%-6.00%, due 11/1/26–1/1/44
2.	New York City Transitional Finance Authority, 3.95%-5.50%, due 11/1/29–11/1/45
3.	Black Belt Energy Gas District, 4.00%-5.50%, due 12/1/26–12/1/53
4.	State of Connecticut, 3.13%-5.77%, due 1/15/24–7/1/40
5.	County of Miami-Dade, 5.00%, due 10/1/33–7/1/43
6.	New Jersey Economic Development Authority, 4.914%-5.625%, due 3/1/24–11/1/44
7.	San Joaquin Hills Transportation Corridor Agency, 5.25%, due 1/15/44–1/15/49
8.	Main Street Natural Gas, Inc., 4.00%-5.258%, due 8/1/49–12/1/53
9.	State of California, 5.00%, due 9/1/35–4/1/38
10.	New York State Dormitory Authority, 3.00%-5.00%, due 2/15/40–3/15/45

8	MainStay MacKay Strategic Municipal Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, Frances Lewis, David Dowden, John Lawlor, Michael Denlinger, CFA, and Sanjit Gill, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay Strategic Municipal Allocation Fund perform relative to its benchmark and peer group during the six months ended October 31, 2023?
For the six months ended October 31, 2023, Class I shares of MainStay MacKay Strategic Municipal Allocation Fund returned −2.52%, outperforming the −3.38% return of the Fund’s benchmark, the Bloomberg Municipal Bond Index 1–15 Year Blend (the “Index”). Over the same period, Class I shares also outperformed the −3.86% return of the Morningstar Muni National Intermediate Category Average.1
Were there any changes to the Fund during the reporting period?
Effective August 28, 2023, Sanjit Gill was added as a portfolio manager of the Fund, and Scott Sprauer was removed as a portfolio manager of the Fund.
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, the Fund outperformed the Index partly due to strong security selection. In addition, underweight exposure to bonds maturing 12 years or less added on a relative basis. By comparison, overweight exposure to bonds maturing 15+ years detracted from relative performance. Across the ratings spectrum, the Fund’s underweight exposure to higher-quality, higher-rated bonds made a positive contribution to relative performance. (Contributions take weightings and total returns into account.) From a geographic perspective, underweight exposure to bonds from California and New York contributed to the relative results, while overweight exposure to Illinois bonds offset some of those gains. Also, the Fund engaged in significant tax-loss harvesting. This created losses that can be carried forward to offset future gains in the Fund. This activity also resulted in creating a higher book yield for the Fund.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
The Fund will employ Treasury futures hedges at times, typically as a paired strategy with longer maturity bonds, to dampen duration2 and interest rate sensitivity. During the reporting period, the Fund’s use of Treasury futures was minimal, but the contribution to return was positive.
What was the Fund’s duration strategy during the reporting period?
As relative value investors, we aim to keep the Fund’s duration within a neutral range relative to that of the Index. At the end of the reporting period, the Fund's modified duration to worst3 was 5.31 years while the modified duration to worst of the Index was 4.82 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
Relative to the Index, the Fund’s underweight exposure to the state general obligation and education sectors contributed positively to relative results. Meanwhile, overweight exposure to electric and transportation weakened relative performance.
What were some of the Fund’s significant purchases and sales during the reporting period?
As the Fund remained focused on diversification and liquidity, no individual purchase or sale would have been considered significant, although sector overweights and security structure, in their entirety, did have an impact.
How did the Fund’s sector weighting change during the reporting period?
During the reporting period, there were no material changes to the weightings in the Fund. At the margin, the Fund increased sector exposure to state general obligation and transportation. From a ratings perspective, there was an increased exposure to higher-quality-credit AAA-rated4 bonds, as we believe they are in relatively strong financial condition and were available at much higher yields. In addition, we increased the Fund’s exposure to bonds maturing beyond 17 years, where we believe municipal yields were more attractive. Conversely, the Fund decreased sector exposure to hospital and education, and to 4+% coupon bonds.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2023, the Fund held overweight positions relative to the Index in the housing, transportation and electric sectors, as well as holdings from the state of Illinois. As of the same date, the Fund held underweight exposure to the state general obligation and prerefunded/ETM (escrowed to maturity) sectors, as well as the states of California and New York. The Fund also held overweight exposure to bonds maturing 17 years and beyond, and underweight exposure to bonds maturing between 1 and 12 years.

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity. This measure ignores future cash flow fluctuations due to embedded optionality.
4.	An obligation rated ‘AAA’ by Standard & Poor’s (“S&P”) has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
9

Portfolio of Investments October 31, 2023†^
	Principal Amount	Value
Municipal Bonds 94.4%
Long-Term Municipal Bonds 93.9%
Alabama 3.8%
Alabama Housing Finance Authority, Capstone at Kinsey Cove LP, Revenue Bonds
Series A
3.875%, due 12/1/23	$ 1,500,000	$ 1,498,865
Alabama Housing Finance Authority, ECG Dry Creek LP, Revenue Bonds
Series H
5.00%, due 6/1/26 (a)	500,000	501,234
Black Belt Energy Gas District, Gas Project No.4, Revenue Bonds
Series A-1
4.00%, due 12/1/49 (a)	1,480,000	1,446,788
Black Belt Energy Gas District, Gas Project No.6, Revenue Bonds
Series B
4.00%, due 10/1/52 (a)	1,760,000	1,695,718
Black Belt Energy Gas District, Gas Project, Revenue Bonds
Series B-1
4.00%, due 4/1/53 (a)	640,000	613,499
Series B
4.74%, due 4/1/53	700,000	687,097
Series C-1
5.25%, due 12/1/26	1,850,000	1,878,462
Series B-2
5.25%, due 12/1/53 (a)	3,800,000	3,830,788
Series F
5.50%, due 11/1/53 (a)	1,600,000	1,619,591
County of Jefferson, Sewer, Revenue Bonds, Sub. Lien
Series D
6.00%, due 10/1/42	3,000,000	3,086,712
Prichard Water Works & Sewer Board, Revenue Bonds
2.375%, due 11/1/28	205,000	154,868
Southeast Energy Authority, A Cooperative District, Project No. 4, Revenue Bonds
Series B-1
5.00%, due 5/1/53 (a)	760,000	752,944
Southeast Energy Authority, A Cooperative District, Project No. 3, Revenue Bonds
Series A-1
5.50%, due 1/1/53 (a)	1,600,000	1,624,556
	Principal Amount	Value

Alabama (continued)
State of Alabama, Unlimited General Obligation
Series A
3.00%, due 8/1/26	$ 1,000,000	$ 963,415
Town of Pike Road, Limited General Obligation
5.00%, due 3/1/40	845,000	876,651
		21,231,188
Alaska 0.0% ‡
Alaska Industrial Development & Export Authority, Interior Gas Utility Project, Revenue Bonds
Series A
5.00%, due 6/1/28	250,000	243,973
Arizona 1.0%
Arizona Industrial Development Authority, Ball Charter Schools Project, Revenue Bonds
2.65%, due 7/1/26	65,000	60,878
Arizona Industrial Development Authority, Glendale Senior Project, Revenue Bonds
Series A, Insured: HUD Sector 8
5.00%, due 10/1/44 (a)	2,000,000	2,022,737
City of Mesa, Utility System, Revenue Bonds, Junior Lien
Series A, Insured: BAM
5.00%, due 7/1/30	1,050,000	1,113,448
City of Phoenix Civic Improvement Corp., Water System, Revenue Bonds, Junior Lien
5.00%, due 7/1/39	1,000,000	1,011,452
Glendale Industrial Development Authority, Royal Oaks Life Care Community, Revenue Bonds
4.00%, due 5/15/28	620,000	566,994
University of Arizona (The), Revenue Bonds
Series B
5.00%, due 6/1/46	1,000,000	1,004,281
		5,779,790
Arkansas 0.2%
Arkansas Development Finance Authority, Big River Steel Project, Revenue Bonds
4.50%, due 9/1/49 (b)(c)	1,135,000	1,007,965

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay MacKay Strategic Municipal Allocation Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California 8.6%
California Community Choice Financing Authority, Clean Energy Project, Revenue Bonds
Series C
5.25%, due 1/1/54 (a)	$ 1,345,000	$ 1,316,726
California Municipal Finance Authority, Waste Management, Inc., Revenue Bonds
Series A
4.125%, due 10/1/41 (a)(c)	1,500,000	1,482,730
California Municipal Finance Authority, LINXS APM Project, Revenue Bonds, Senior Lien
Series A
5.00%, due 12/31/31 (c)	1,240,000	1,254,393
California Municipal Finance Authority, Palomar Health Obligated Group, Certificate of Participation
Series A, Insured: AGM
5.25%, due 11/1/36	1,300,000	1,390,276
California Municipal Finance Authority, Aldersly Project, Revenue Bonds
Series C, Insured: California Mortgage Insurance
5.50%, due 11/15/27	500,000	483,930
California Public Finance Authority, Enso Village Project, Revenue Bonds
Series B-3
2.125%, due 11/15/27 (b)	250,000	237,436
California School Finance Authority, Classical Academies Oceanside Project, Revenue Bonds
Series A
4.00%, due 10/1/27 (b)	455,000	439,015
California School Finance Authority, Sonoma County Junior College District Project, Revenue Bonds
Series A
4.00%, due 11/1/41 (b)	240,000	192,826
California Statewide Communities Development Authority, Community Infrastructure Program, Special Assessment
Series A
4.00%, due 9/2/26	260,000	251,496
Series D
4.75%, due 9/2/33	250,000	236,270
	Principal Amount	Value

California (continued)
City of Long Beach, Airport System, Revenue Bonds
Series A, Insured: AGM
5.00%, due 6/1/31	$ 250,000	$ 272,260
City of San Jose, Unlimited General Obligation
Series A-1
5.00%, due 9/1/41	1,500,000	1,548,865
City of San Mateo, Community Facilities District No. 2008-1, Special Tax
Series 1, Insured: BAM
5.25%, due 9/1/35	1,000,000	1,048,249
City of Vernon, Electric System, Revenue Bonds
Series A
5.00%, due 10/1/27	250,000	250,443
Corona Community Facilities District, Community Facilities District No. 2018-2, Special Tax
Series A
5.00%, due 9/1/29	100,000	102,374
County of Los Angeles Community Facilities District No. 2021-01, Improvement Area No. 1, Special Tax
5.00%, due 9/1/27	100,000	102,003
5.00%, due 9/1/30	175,000	178,442
5.00%, due 9/1/32	175,000	178,627
County of Sacramento, Airport System, Revenue Bonds
Series B
5.00%, due 7/1/41	1,000,000	1,004,953
Foothill-De Anza Community College District, Unlimited General Obligation
Series B, Insured: NATL-RE FGIC
(zero coupon), due 8/1/29	1,045,000	833,740
Hercules Redevelopment Agency Successor Agency, Tax Allocation
Series A, Insured: AGM
5.00%, due 8/1/37	500,000	518,768
Kern Community College District, Election of 2016, Unlimited General Obligation
Series D
5.25%, due 8/1/37	1,500,000	1,650,435
Madera Unified School District, Unlimited General Obligation
4.00%, due 8/1/44	100,000	88,764
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Metropolitan Water District of Southern California, Waterworks, Revenue Bonds
Series E
4.23%, due 7/1/37	$ 500,000	$ 498,978
Oakland Unified School District, Election of 2020, Unlimited General Obligation
Series A, Insured: BAM
4.00%, due 8/1/46	500,000	432,307
Sacramento City Financing Authority, Capital Appreciation, Tax Allocation
Series A-1, Insured: NATL-RE
(zero coupon), due 12/1/23	735,000	732,415
San Diego County Regional Airport Authority, Revenue Bonds
Series B
5.00%, due 7/1/33 (c)	4,500,000	4,621,595
San Diego County Regional Airport Authority, Revenue Bonds, Senior Lien
Series B
5.25%, due 7/1/38 (c)	1,000,000	1,015,995
San Diego Unified School District, Election of 2012, Unlimited General Obligation
Series I
5.00%, due 7/1/47	1,000,000	1,013,013
San Francisco City & County Airport Commission, San Francisco International Airport, Revenue Bonds, Second Series
Series C
5.00%, due 5/1/33 (c)(d)	6,000,000	6,152,112
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, Junior Lien
Series B
5.25%, due 1/15/44	5,000,000	5,015,763
Series B
5.25%, due 1/15/49	2,000,000	2,003,773
Saratoga Union School District, Unlimited General Obligation
Insured: NATL-RE
(zero coupon), due 9/1/26	1,925,000	1,721,686
	Principal Amount	Value

California (continued)
Southern California Public Power Authority, Southern Transmissional System Renewal Project, Revenue Bonds
Series A-1
5.00%, due 7/1/40	$ 1,000,000	$ 1,066,796
State of California, Various Purpose, Unlimited General Obligation
Insured: BAM
5.00%, due 9/1/35	4,000,000	4,079,127
5.00%, due 4/1/38	2,455,000	2,455,505
University of California, Revenue Bonds
Series BN
5.50%, due 5/15/40	1,400,000	1,544,895
		47,416,981
Colorado 2.8%
Arapahoe County School District No. 5, Cherry Creek, Unlimited General Obligation
Series B, Insured: State Aid Withholding
2.00%, due 12/15/26	500,000	456,508
Arapahoe County School District No. 6 Littleton, Unlimited General Obligation
Series A, Insured: State Aid Withholding
5.50%, due 12/1/43	750,000	781,466
Arkansas River Power Authority, Revenue Bonds
Series A
5.00%, due 10/1/38	2,000,000	1,913,162
City & County of Denver, Pledged Excise Tax, Revenue Bonds
Series A
5.00%, due 8/1/42	1,000,000	991,059
Series A
5.00%, due 8/1/44	1,000,000	975,265
City & County of Denver, Airport System, Revenue Bonds (c)
Series A
5.00%, due 12/1/43	1,000,000	962,903
Series D
5.75%, due 11/15/41	1,715,000	1,818,174
City of Colorado Springs, Utilities System, Revenue Bonds
Series A
5.00%, due 11/15/40	3,000,000	3,019,938

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay Strategic Municipal Allocation Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
Colorado Health Facilities Authority, Aberdeen Ridge, Inc. Obligated Group, Revenue Bonds
Series B-3
2.125%, due 5/15/28	$ 250,000	$ 224,733
Colorado Health Facilities Authority, CommonSpirit Health, Revenue Bonds
Series A-1
4.00%, due 8/1/44	250,000	201,512
Series A-1, Insured: BAM
5.00%, due 8/1/35	180,000	182,780
Series A
5.25%, due 11/1/37	1,450,000	1,470,691
Fiddlers Business Improvement District, Unlimited General Obligation
5.00%, due 12/1/32 (b)	200,000	193,220
Ground Water Management Subdistrict of Central Colorado, Water Conservancy District, Limited General Obligation
Insured: BAM
4.00%, due 12/1/40	250,000	212,076
VDW Metropolitan District No. 2, Limited General Obligation
Series A-2, Insured: BAM
4.00%, due 12/1/45	580,000	467,760
Weld County School District No. RE-2, Unlimited General Obligation
Insured: State Aid Withholding
5.00%, due 12/1/36	1,425,000	1,484,545
		15,355,792
Connecticut 2.0%
City of New Haven, Unlimited General Obligation
Series A, Insured: BAM
5.00%, due 8/1/31	1,200,000	1,252,707
Hartford Stadium Authority, Stadium Authority Lease, Revenue Bonds
Series A
5.00%, due 2/1/36	230,000	219,435
State of Connecticut, Unlimited General Obligation
Series A
3.13%, due 1/15/24	4,000,000	3,979,777
Series A
5.77%, due 3/15/25	500,000	500,944
	Principal Amount	Value

Connecticut (continued)
State of Connecticut, Transportation Infrastructure, Special Tax, Revenue Bonds
Series A
4.00%, due 5/1/36	$ 1,040,000	$ 997,823
Series A
5.25%, due 7/1/40	1,500,000	1,593,692
Series A
5.25%, due 7/1/40	2,500,000	2,669,726
		11,214,104
District of Columbia 1.0%
District of Columbia, Unlimited General Obligation
Series C
5.00%, due 6/1/38	2,610,000	2,589,108
District of Columbia Housing Finance Agency, Lisner Senior Independent Owner LP, Revenue Bonds
5.00%, due 10/1/41 (a)	3,000,000	3,029,865
		5,618,973
Florida 4.5%
Ave Maria Stewardship Community District, Phase 4 Master Improvement Project Area, Special Assessment
4.50%, due 5/1/33 (b)	250,000	234,513
Capital Trust Agency, Inc., Advantage Academy of Hillsborough, Inc., Revenue Bonds
Series A
5.00%, due 12/15/39	500,000	451,762
CFM Community Development District, Capital Improvement, Special Assessment
2.875%, due 5/1/31	100,000	83,431
City of Gainesville, Utilities System, Revenue Bonds
Series A
5.00%, due 10/1/44	635,000	639,244
City of Palmetto, Renaissance Arts and Education, Inc., Revenue Bonds
Series A
4.25%, due 6/1/27	130,000	127,328
Series A
5.00%, due 6/1/32	100,000	100,502
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
City of West Palm Beach, Utility System, Revenue Bonds
Series A
5.00%, due 10/1/42	$ 2,500,000	$ 2,520,597
Cobblestone Community Development District, Assessment Area Two, Special Assessment
Series 2
3.40%, due 5/1/27 (b)	160,000	150,917
Collier County Educational Facilities Authority, Ave Maria University, Inc., Revenue Bonds
5.00%, due 6/1/29	1,065,000	1,057,072
County of Miami-Dade, Aviation, Revenue Bonds
Series A
5.00%, due 10/1/33 (c)	6,500,000	6,385,333
County of Miami-Dade, Transit System, Revenue Bonds
5.00%, due 7/1/43	2,300,000	2,330,143
County of Pasco, State of Florida Cigarette Tax Revenue, Revenue Bonds
Series A, Insured: AGM
5.50%, due 9/1/37	2,040,000	2,178,289
Florida Development Finance Corp., Mater Academy Project, Revenue Bonds
Series A
5.00%, due 6/15/31	515,000	519,635
Fort Pierce Utilities Authority, Revenue Bonds
Series A, Insured: AGM
5.00%, due 10/1/30	350,000	371,386
Series A, Insured: AGM
5.00%, due 10/1/32	150,000	160,109
Series A, Insured: AGM
5.00%, due 10/1/34	325,000	345,368
Harbor Bay Community Development District, Special Assessment
Series A-1
3.10%, due 5/1/24	100,000	99,003
Series A-2
3.10%, due 5/1/24	100,000	99,003
	Principal Amount	Value

Florida (continued)
Hilltop Point Community Development District, Assessment Area One, Special Assessment
Series 1
4.60%, due 5/1/27	$ 100,000	$ 97,141
Hilltop Point Community Development District, Assessment Area Two, Special Assessment
Series 2
4.75%, due 5/1/27	200,000	194,915
Laurel Road Community Development District, Special Assessment
Series A-2
3.125%, due 5/1/31	235,000	199,398
Mid-Bay Bridge Authority, Revenue Bonds
Series A
5.00%, due 10/1/40	500,000	471,465
Palm Beach County Housing Finance Authority, Everglades Townhomes LP, Revenue Bonds
5.00%, due 2/1/27 (a)	994,000	1,002,241
Palm Coast Park Community Development District, Spring Lake Tracts 2 and 3, Special Assessment
2.40%, due 5/1/26	100,000	93,341
Palm Coast Park Community Development District, Sawmill Branch Phase 2, Special Assessment
4.15%, due 5/1/27	300,000	290,649
Preston Cove Community Development District, Special Assessment
3.25%, due 5/1/27	100,000	93,697
Reunion East Community Development District, Series 2021 Project, Special Assessment
2.85%, due 5/1/31	100,000	84,443
Reunion West Community Development District, Special Assessment
3.00%, due 5/1/36	100,000	78,004
Rolling Hills Community Development District, Special Assessment
Series A-2
3.65%, due 5/1/32	200,000	172,932
Seminole Improvement District, Revenue Bonds
5.00%, due 10/1/32	250,000	238,225

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay Strategic Municipal Allocation Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
Southshore Bay Community Development District, District Assessment Area One, Special Assessment
3.00%, due 5/1/33 (b)	$ 105,000	$ 84,352
Sunbridge Stewardship District, Weslyn Park Project Assessment, Special Assessment
4.60%, due 5/1/32	460,000	429,231
Tampa Bay Water, Revenue Bonds
5.00%, due 10/1/40	1,580,000	1,634,162
Verano No. 3 Community Development District, Special Assessment
2.375%, due 5/1/26	30,000	28,082
Village Community Development District No. 13, Phase III, Special Assessment
2.85%, due 5/1/36	1,495,000	1,148,013
Village Community Development District No. 15, Special Assessment
4.375%, due 5/1/33 (b)	100,000	95,612
Watergrass Community Development District II, Phase 2, Special Assessment
2.50%, due 5/1/31	100,000	81,162
Windward at Lakewood Ranch Community Development District, Phase 2 Project, Special Assessment
3.625%, due 5/1/32	135,000	116,842
Wiregrass II Community Development District, Assessment Area Two, Special Assessment
4.80%, due 5/1/32	100,000	94,430
		24,581,972
Georgia 2.3%
Atlanta Urban Redevelopment Agency, Atlanta BeltLine Special Service District, Revenue Bonds
Insured: BAM
2.875%, due 7/1/31 (b)	665,000	574,560
City of Atlanta, Department of Aviation, Revenue Bonds
Series B
5.00%, due 7/1/34 (c)	450,000	457,862
	Principal Amount	Value

Georgia (continued)
DeKalb Private Hospital Authority, Children's Healthcare of Atlanta, Revenue Bonds
Series B
4.00%, due 7/1/38	$ 820,000	$ 759,436
Main Street Natural Gas, Inc., Revenue Bonds
Series B
4.00%, due 8/1/49 (a)	2,000,000	1,980,969
Series E-2
5.258%, due 12/1/53	5,000,000	4,987,379
Municipal Electric Authority of Georgia, Project One Subordinated Bonds, Revenue Bonds
Series A
5.00%, due 1/1/38	500,000	500,012
Municipal Electric Authority of Georgia, Plant Vogtle Units 3&4 Project, Revenue Bonds
Series A
5.00%, due 1/1/39	2,000,000	1,950,579
Walton County Water & Sewer Authority, Walton-Hard Labor Creek Reservoir Water Treatment Facility Project, Revenue Bonds
5.25%, due 2/1/47	1,700,000	1,766,760
		12,977,557
Guam 0.9%
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
5.25%, due 7/1/24	590,000	590,209
Guam Power Authority, Revenue Bonds
Series A
5.00%, due 10/1/34	500,000	506,366
Territory of Guam, Business Privilege Tax, Revenue Bonds
Series F
4.00%, due 1/1/36	400,000	359,856
Series D
5.00%, due 11/15/27	365,000	363,790
Territory of Guam, Revenue Bonds
Series F
4.00%, due 1/1/42	335,000	278,311
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Guam (continued)
Territory of Guam, Section 30, Revenue Bonds
Series A
5.00%, due 12/1/32	$ 1,000,000	$ 1,000,502
Series A
5.00%, due 12/1/34	1,750,000	1,734,793
		4,833,827
Hawaii 0.5%
Kauai County Community Facilities District, Kukui'ula Development Project, Special Tax
4.00%, due 5/15/26	80,000	78,208
State of Hawaii Airports System, Airports System, Revenue Bonds
Series A
5.00%, due 7/1/45 (c)	2,905,000	2,787,639
		2,865,847
Idaho 0.1%
Idaho Health Facilities Authority, Madison Memorial Hospital, Revenue Bonds
5.00%, due 9/1/37	370,000	333,465
Illinois 8.5%
Chicago Board of Education, Unlimited General Obligation
Series B
5.00%, due 12/1/31	1,000,000	986,250
Series A
5.00%, due 12/1/33	500,000	490,290
Series B
5.00%, due 12/1/33	500,000	476,365
Series A
5.00%, due 12/1/37	1,085,000	1,020,099
Series C
5.25%, due 12/1/39	1,000,000	926,176
Chicago Board of Education, Dedicated Capital Improvement, Revenue Bonds
6.00%, due 4/1/46	1,000,000	1,006,017
Chicago Midway International Airport, Revenue Bonds, Second Lien
Series A
5.00%, due 1/1/31 (c)	700,000	689,553
	Principal Amount	Value

Illinois (continued)
Chicago O'Hare International Airport, General, Revenue Bonds, Senior Lien
Series D
5.00%, due 1/1/36	$ 1,000,000	$ 1,048,556
Series D
5.00%, due 1/1/37	1,000,000	1,036,276
Series B
5.00%, due 1/1/39	1,350,000	1,348,845
Chicago O'Hare International Airport, Passenger Facility Charge, Revenue Bonds, Senior Lien
Insured: BAM
5.25%, due 1/1/39	1,195,000	1,227,499
City of Chicago, Grace Manor LP, Revenue Bonds
Insured: HUD Sector 8
5.00%, due 11/1/26 (a)	5,000,000	5,027,819
City of Chicago, Unlimited General Obligation
Series A
5.00%, due 1/1/32	1,500,000	1,525,242
Series A
6.00%, due 1/1/38	2,500,000	2,561,312
City of Chicago, Wastewater Transmission Project, Revenue Bonds, Second Lien
5.00%, due 1/1/44	3,000,000	2,853,445
Series A, Insured: AGM
5.25%, due 1/1/42	450,000	454,666
City of Joliet, Rock Run Crossing Project, Unlimited General Obligation
Insured: BAM
5.50%, due 12/15/42	2,000,000	2,075,928
City of Joliet, Unlimited General Obligation
Insured: BAM
5.50%, due 12/15/44	1,000,000	1,036,699
Illinois Finance Authority, Washington and Jane Smith Home (The), Revenue Bonds
4.00%, due 10/15/24	215,000	208,861
Illinois Finance Authority, Acero Charter Schools, Inc., Revenue Bonds
4.00%, due 10/1/33 (b)	250,000	216,934
Illinois Finance Authority, Carle Foundation, Revenue Bonds
Series A
5.00%, due 8/15/34	250,000	259,378

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay Strategic Municipal Allocation Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Illinois Municipal Electric Agency, Revenue Bonds
Series A
4.00%, due 2/1/34	$ 1,500,000	$ 1,387,074
Illinois Sports Facilities Authority (The), Revenue Bonds
5.00%, due 6/15/30	1,000,000	980,346
Illinois State Toll Highway Authority, Revenue Bonds
Series A
5.00%, due 1/1/40	1,000,000	998,076
Series B
5.00%, due 1/1/40	1,000,000	998,076
Lake County Consolidated High School District No. 120 Mundelein, Limited General Obligation
Series A
5.50%, due 12/1/38	825,000	864,349
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bonds
Series A
5.00%, due 12/15/28	2,000,000	2,052,844
Metropolitan Water Reclamation District of Greater Chicago, Green Bond, Unlimited General Obligation
Series E
5.00%, due 12/1/41	1,000,000	1,004,473
Sales Tax Securitization Corp., Revenue Bonds, Second Lien
Series A, Insured: BAM
5.00%, due 1/1/37	1,285,000	1,304,379
Sales Tax Securitization Corp., Revenue Bonds
Series C
5.50%, due 1/1/36	2,000,000	2,071,733
Sangamon & Morgan Counties Community Unit School District No. 16 New Berlin, Unlimited General Obligation
Series A, Insured: AGM
5.50%, due 12/1/36	350,000	371,473
	Principal Amount	Value

Illinois (continued)
Southwestern Illinois Development Authority, Madison County Community Unit School District No. 7 Edwardsville, Revenue Bonds
Series A, Insured: BAM
5.50%, due 12/1/35	$ 1,500,000	$ 1,626,351
State of Illinois, Unlimited General Obligation
Series D
5.00%, due 11/1/28	1,000,000	1,022,658
5.00%, due 2/1/39	1,370,000	1,305,171
Insured: AGM-CR
5.25%, due 2/1/34	1,975,000	1,965,516
5.50%, due 5/1/39	500,000	511,796
Will County School District No. 114, Manhattan, Unlimited General Obligation
Insured: BAM
5.25%, due 1/1/39	175,000	180,513
Insured: BAM
5.50%, due 1/1/43	1,825,000	1,898,442
		47,019,480
Indiana 2.6%
Brownsburg 1999 School Building Corp., Revenue Bonds
Insured: State Intercept
5.50%, due 7/15/42 (d)	1,000,000	1,037,459
Center Grove Community School Corp., Limited General Obligation
Insured: State Intercept
5.00%, due 1/1/24	1,500,000	1,500,942
City of Bloomington, Waterworks, Revenue Bonds
Insured: BAM
5.00%, due 7/1/30	225,000	238,731
Insured: BAM
5.00%, due 7/1/31	250,000	264,905
Insured: BAM
5.00%, due 7/1/32	300,000	318,056
Insured: BAM
5.00%, due 7/1/36	1,495,000	1,563,370
Indiana Finance Authority, Indiana University Health, Revenue Bonds
Series L
0.70%, due 12/1/46 (a)	655,000	593,270
Series A
5.00%, due 12/1/40	1,500,000	1,502,019
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Indiana (continued)
Indiana Finance Authority, Indianapolis Power & Light Co. Project, Revenue Bonds
Series A
1.40%, due 8/1/29 (a)	$ 250,000	$ 203,104
Indiana Finance Authority, Republic Services, Inc., Revenue Bonds
Series B
3.95%, due 5/1/28 (a)	1,000,000	999,778
Indiana Housing & Community Development Authority, Revenue Bonds
Insured: FHA 223(F)
5.00%, due 10/1/26 (a)	1,500,000	1,501,109
IPS Multi-School Building Corp., Indianapolis Board of School Commissioners, Revenue Bonds
Insured: State Intercept
5.25%, due 7/15/40	1,850,000	1,918,129
Tippecanoe County School Building Corp., Revenue Bonds
Series B, Insured: State Intercept
6.00%, due 1/15/43	500,000	547,606
Tri-Creek 2002 High School Building Corp., Revenue Bonds
Insured: State Intercept
5.50%, due 7/15/43	2,000,000	2,105,512
		14,293,990
Iowa 0.3%
City of Des Moines, Unlimited General Obligation
Series D
1.75%, due 6/1/38	540,000	330,509
Iowa City Community School District, Unlimited General Obligation
2.50%, due 6/1/38	565,000	387,947
2.50%, due 6/1/39	1,035,000	692,144
		1,410,600
Kentucky 0.9%
City of Ashland, Ashland Hospital Corp., Revenue Bonds
Series A
5.00%, due 2/1/40	500,000	468,575
	Principal Amount	Value

Kentucky (continued)
City of Henderson, Pratt Paper LLC Project, Revenue Bonds
Series B
3.70%, due 1/1/32 (b)(c)	$ 350,000	$ 323,783
Kentucky Bond Development Corp., Revenue Bonds
Insured: BAM
5.00%, due 9/1/38	1,000,000	1,016,001
Kentucky Economic Development Finance Authority, Next Generation Information Highway Project, Revenue Bonds, Senior Lien
Series A
5.00%, due 1/1/45	1,000,000	907,861
Kentucky Public Energy Authority, Gas Supply, Revenue Bonds
Series C
4.00%, due 2/1/50 (a)	2,600,000	2,467,626
		5,183,846
Louisiana 1.9%
City of New Orleans, Unlimited General Obligation
Series A, Insured: BAM
5.00%, due 12/1/33	1,250,000	1,310,244
Greater New Orleans Expressway Commission, Revenue Bonds
Insured: AGM
5.00%, due 11/1/42	1,500,000	1,504,942
Jefferson Davis Parish Road Sales Tax District No. 1, Revenue Bonds
Insured: AGM
4.00%, due 2/1/26	915,000	912,154
Jefferson Parish Consolidated Sewerage District No. 1, Revenue Bonds
Insured: BAM
4.00%, due 2/1/42	260,000	224,107
State of Louisiana, Gasoline & Fuels Tax, Revenue Bonds, Second Lien
Series C
5.00%, due 5/1/40	6,250,000	6,298,258
		10,249,705

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay Strategic Municipal Allocation Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Maine 0.2%
Maine Health & Higher Educational Facilities Authority, Northern Light Health Obligated Group, Revenue Bonds
Series C, Insured: AGM State Aid Withholding
5.50%, due 7/1/38	$ 1,000,000	$ 1,049,866
Maryland 0.9%
City of Baltimore, Harbor Point Project, Revenue Bonds
4.50%, due 6/1/33	100,000	93,283
County of Charles, Consolidated Public Improvement, Unlimited General Obligation
1.75%, due 10/1/35	1,000,000	718,897
Maryland Community Development Administration, Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
5.00%, due 9/1/42	1,000,000	992,884
Maryland Economic Development Corp., Morgan View & Thurgood Marshall Student Housing, Revenue Bonds
Series A
5.25%, due 7/1/32	465,000	489,083
Maryland Stadium Authority, Baltimore City Public School Construction Financing Fund, Revenue Bonds
Insured: State Intercept
5.00%, due 5/1/36	1,000,000	1,015,531
Series A, Insured: State Intercept
5.00%, due 5/1/42	1,820,000	1,835,852
		5,145,530
Massachusetts 0.5%
Massachusetts Bay Transportation Authority, Sales Tax, Revenue Bonds
Series A
(zero coupon), due 7/1/31	1,000,000	686,168
Massachusetts Development Finance Agency, Provident Commonwealth Education Resources, Inc., Revenue Bonds
5.00%, due 10/1/30	1,200,000	1,199,253
5.00%, due 10/1/34	500,000	491,728
	Principal Amount	Value

Massachusetts (continued)
Massachusetts Development Finance Agency, UMass Dartmouth Student Housing Project, Revenue Bonds
5.00%, due 10/1/34	$ 500,000	$ 471,047
		2,848,196
Michigan 3.4%
Calhoun County Hospital Finance Authority, Oaklawn Hospital, Revenue Bonds
5.00%, due 2/15/28	240,000	237,227
City of Detroit, Unlimited General Obligation
Series A
5.00%, due 4/1/34	275,000	275,673
Ferndale Public Schools, Unlimited General Obligation
Insured: Q-SBLF
5.00%, due 5/1/42	1,090,000	1,091,431
Great Lakes Water Authority, Sewage Disposal System, Revenue Bonds, Second Lien
Series C
5.00%, due 7/1/36	1,000,000	1,009,486
Great Lakes Water Authority, Water Supply System, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/46	1,000,000	973,109
Series C
5.25%, due 7/1/33	1,500,000	1,527,458
Michigan Finance Authority, Tobacco Settlement Asset-Backed, Revenue Bonds, Senior Lien
Series A, Class 1
4.00%, due 6/1/34	500,000	473,868
Michigan Finance Authority, BHSH System Obligated Group, Revenue Bonds
Series A
5.00%, due 4/15/29	1,000,000	1,045,497
Michigan Finance Authority, Beaumont Health Obligated Group, Revenue Bonds
Series A
5.00%, due 11/1/44	1,000,000	950,113
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Michigan (continued)
Michigan Finance Authority, Universal Learning Academy, Revenue Bonds
6.00%, due 11/1/32	$ 500,000	$ 498,284
Michigan State Housing Development Authority, New Baltimore Place Apartments Project, Revenue Bonds
Insured: HUD Sector 8
5.00%, due 12/1/25 (a)	1,097,000	1,098,289
Michigan State Housing Development Authority, Traditions of Holland Apartments Ltd. Dividend Housing Association LLC, Revenue Bonds
5.00%, due 11/1/26 (a)	2,000,000	2,017,572
Richmond Community Schools, School Building and Site, Unlimited General Obligation
Series I, Insured: Q-SBLF
4.00%, due 5/1/36	750,000	716,960
State of Michigan, Unlimited General Obligation
Series A
3.625%, due 5/15/24	1,000,000	989,438
State of Michigan, Trunk Line, Revenue Bonds
5.50%, due 11/15/44	2,000,000	2,146,682
Summit Academy North, Michigan Public School Academy, Revenue Bonds
2.25%, due 11/1/26	205,000	186,185
Wayne County Airport Authority, Detroit Metropolitan Wayne County Airport, Revenue Bonds (c)
Series C
5.00%, due 12/1/39	1,475,000	1,434,056
Series B, Insured: AGM
5.50%, due 12/1/40	1,595,000	1,654,522
Wyoming Public Schools, Unlimited General Obligation
Series III, Insured: AGM
4.00%, due 5/1/41	500,000	443,262
		18,769,112
Minnesota 0.0% ‡
City of Independence, Global Academy Project, Revenue Bonds
Series A
4.00%, due 7/1/41	280,000	209,149
	Principal Amount	Value

Mississippi 0.1%
Mississippi Hospital Equipment & Facilities Authority, Forrest County General Hospital Project, Revenue Bonds
Series A
5.00%, due 1/1/34	$ 810,000	$ 825,792
Missouri 1.3%
Hickman Mills C-1 School District, Unlimited General Obligation
Series C-1, Insured: BAM
5.75%, due 3/1/42	2,000,000	2,104,019
Missouri Joint Municipal Electric Utility Commission, Iatan 2 Project, Revenue Bonds
Series A
5.00%, due 12/1/36	2,190,000	2,200,195
Missouri Joint Municipal Electric Utility Commission, Prairie State Project, Revenue Bonds
Series A
5.00%, due 12/1/40	1,450,000	1,448,521
Pattonville R-3 School District, Unlimited General Obligation
Insured: State Aid Direct Deposit
5.50%, due 3/1/39	500,000	534,392
Wright City R-II School District, Unlimited General Obligation
Insured: AGM
6.00%, due 3/1/30	350,000	391,338
Insured: AGM
6.00%, due 3/1/32	415,000	476,821
		7,155,286
Montana 0.1%
County of Gallatin, Bozeman Fiber Project, Revenue Bonds (b)
Series A
4.00%, due 10/15/32	300,000	257,962
Series A
4.00%, due 10/15/36	300,000	240,329
		498,291
Nebraska 1.1%
Central Plains Energy, Nebraska Gas Project No. 4, Revenue Bonds
Series A
5.00%, due 3/1/50 (a)	1,500,000	1,504,606

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay Strategic Municipal Allocation Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Nebraska (continued)
Nebraska Public Power District, Revenue Bonds
Series D
5.00%, due 1/1/41	$ 2,275,000	$ 2,278,566
Omaha Public Power District, Nebraska City Station Unit 2, Revenue Bonds
Series A
5.00%, due 2/1/46	700,000	702,798
Series A
5.25%, due 2/1/42	1,500,000	1,506,429
		5,992,399
Nevada 0.2%
Henderson Local Improvement District No. T-22, Rainbow Canyon Phase II, Special Assessment
5.00%, due 3/1/24	100,000	100,095
5.00%, due 3/1/25	200,000	200,802
5.00%, due 3/1/26	300,000	301,813
Tahoe-Douglas Visitors Authority, Revenue Bonds
5.00%, due 7/1/33	500,000	489,953
		1,092,663
New Hampshire 0.1%
New Hampshire Business Finance Authority, Pennichuck Water Works, Inc. Project, Revenue Bonds
Series A
4.00%, due 4/1/30 (c)	495,000	466,255
New Jersey 2.6%
Essex County Improvement Authority, North Star Academy Charter School of Newark, Inc., Revenue Bonds
4.00%, due 7/15/30 (b)	250,000	237,691
New Jersey Economic Development Authority, Revenue Bonds
Series A
4.914%, due 3/1/24	1,000,000	996,580
New Jersey Economic Development Authority, Port Newark Container Terminal LLC, Revenue Bonds
5.00%, due 10/1/37 (c)	1,500,000	1,444,598
	Principal Amount	Value

New Jersey (continued)
New Jersey Economic Development Authority, School Facilities Construction, Revenue Bonds
Series UU
5.00%, due 6/15/40	$ 470,000	$ 472,257
Series WW
5.25%, due 6/15/33	2,500,000	2,557,759
New Jersey Economic Development Authority, New Jersey Transit Transportation Project, Revenue Bonds
Series A
5.00%, due 11/1/44	3,000,000	2,970,504
New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds
Series B
5.625%, due 11/15/30 (c)	250,000	249,995
New Jersey Housing & Mortgage Finance Agency, Amity Heights Apartments, Revenue Bonds
Series A, Insured: HUD Sector 8
3.50%, due 7/1/25 (a)	815,000	808,725
New Jersey Transportation Trust Fund Authority, Transportation Program, Revenue Bonds
Series CC
5.25%, due 6/15/32	2,000,000	2,150,432
New Jersey Turnpike Authority, Revenue Bonds
Series B
5.00%, due 1/1/42	1,000,000	1,018,222
State of New Jersey, Unlimited General Obligation
5.00%, due 6/1/39	500,000	511,318
Tobacco Settlement Financing Corp., Revenue Bonds
Series B
5.00%, due 6/1/46	1,000,000	928,429
		14,346,510
New York 9.1%
Albany Capital Resource Corp., Albany Leadership Charter High School For Girls Project, Revenue Bonds
4.00%, due 6/1/29	315,000	289,412
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
City of New York, Unlimited General Obligation
Series F-1
5.00%, due 6/1/35	$ 1,000,000	$ 1,006,739
Series F-1
5.00%, due 8/1/38	500,000	521,203
Series B-1
5.25%, due 10/1/47	1,500,000	1,537,887
Hudson Yards Infrastructure Corp., Second Indenture, Revenue Bonds
Series A, Insured: AGM
4.00%, due 2/15/47	540,000	459,241
Long Island Power Authority, Electric System, Revenue Bonds
Series A
5.00%, due 9/1/39	1,000,000	999,271
Series E
5.00%, due 9/1/40	250,000	255,986
Series E
5.00%, due 9/1/41	250,000	254,718
Metropolitan Transportation Authority, Revenue Bonds
Series B
4.00%, due 11/15/36	750,000	685,824
Series C
5.00%, due 11/15/38	250,000	250,464
Series C
5.00%, due 11/15/42	500,000	500,929
Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series A-1
5.00%, due 11/15/29	500,000	504,963
Series A-1
5.00%, due 11/15/32	1,295,000	1,305,695
Nassau County Local Economic Assistance Corp., Roosevelt Children's Academy Charter School, Revenue Bonds
Series A
4.00%, due 7/1/33	750,000	692,108
New York City Housing Development Corp., Multi-Family Housing, Sustainable Neighborhood, Revenue Bonds
Series F-2A, Insured: FHA 542(C)
3.40%, due 11/1/62 (a)	500,000	479,664
	Principal Amount	Value

New York (continued)
New York City Municipal Water Finance Authority, Water & Sewer System Second General Resolution, Revenue Bonds
Series HH
5.00%, due 6/15/37	$ 2,000,000	$ 2,004,781
Series HH
5.00%, due 6/15/39	1,000,000	1,000,849
Series DD-2
5.00%, due 6/15/40	1,000,000	1,014,314
Series DD-1
5.00%, due 6/15/49	305,000	304,134
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series B-1
5.00%, due 11/1/38	3,000,000	3,002,543
Series F-1
5.00%, due 5/1/42	750,000	750,178
Series C
5.50%, due 5/1/41	2,000,000	2,150,082
Series D-1
5.50%, due 11/1/45	2,000,000	2,107,939
New York City Transitional Finance Authority, Building Aid, Revenue Bonds
Series S-2, Insured: State Aid Withholding
5.00%, due 7/15/40	1,500,000	1,486,994
Series S-1, Insured: State Aid Withholding
5.00%, due 7/15/43	1,555,000	1,549,790
New York Liberty Development Corp., Bank of America Tower at One Bryant Park Project, Revenue Bonds
2.45%, due 9/15/69	500,000	428,643
New York Liberty Development Corp., Green Bond, Revenue Bonds
Series A, Insured: AGM-CR
2.75%, due 11/15/41	370,000	256,245
New York Liberty Development Corp., 1 World Trade Center, Revenue Bonds
Insured: BAM
4.00%, due 2/15/43	1,500,000	1,272,724
New York Liberty Development Corp., 3 World Trade Center LLC, Revenue Bonds
Class 1
5.00%, due 11/15/44 (b)	1,250,000	1,119,563

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay Strategic Municipal Allocation Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority, State Personal Income Tax, Revenue Bonds
Series E
3.00%, due 3/15/41	$ 250,000	$ 185,518
Series E
4.00%, due 3/15/45	1,950,000	1,688,935
Series B
5.00%, due 2/15/40	1,300,000	1,307,778
Series C
5.00%, due 3/15/41	1,700,000	1,692,662
New York State Dormitory Authority, Sales tax, Revenue Bonds
Series E-3
5.00%, due 3/15/41	1,500,000	1,517,539
New York State Thruway Authority, Revenue Bonds, Junior Lien
Series A
5.00%, due 1/1/41	1,000,000	992,659
New York Transportation Development Corp., John F. kennedy International Airport Project, Revenue Bonds
Series A
5.00%, due 12/1/25 (c)	1,400,000	1,404,934
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds
Series A
5.00%, due 7/1/46 (c)	4,000,000	3,683,405
Port Authority of New York & New Jersey, Consolidated 234th, Revenue Bonds
Series 234
5.00%, due 8/1/38 (c)	3,500,000	3,500,232
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds, Senior Lien
Series A-2, Insured: AGM-CR
2.00%, due 5/15/45 (a)	250,000	221,820
Series C
5.25%, due 11/15/40	1,000,000	1,050,689
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds
Series C
5.00%, due 11/15/37	1,000,000	1,016,710
Series B-3
5.00%, due 11/15/38	640,000	636,574
	Principal Amount	Value

New York (continued)
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds (continued)
Series A
5.00%, due 11/15/40	$ 3,005,000	$ 2,992,841
		50,085,179
North Carolina 1.4%
City of Fayetteville, Public Works Commission, Revenue Bonds
2.25%, due 3/1/41	3,760,000	2,384,972
Greater Asheville Regional Airport Authority, Revenue Bonds (c)
Series A, Insured: AGM
5.00%, due 7/1/30	1,500,000	1,533,270
Insured: AGM
5.25%, due 7/1/40	500,000	505,894
Insured: AGM
5.25%, due 7/1/43	500,000	500,636
North Carolina Turnpike Authority, Triangle Expressway System, Revenue Bonds, Senior Lien
Insured: AGM
5.00%, due 1/1/36	1,545,000	1,583,875
Insured: AGM
5.00%, due 1/1/49	1,000,000	984,531
		7,493,178
North Dakota 0.6%
City of Grand Forks, Altru Health System, Revenue Bonds
Insured: AGM-CR
4.00%, due 12/1/37	310,000	264,906
Series A, Insured: AGM
5.00%, due 12/1/30	700,000	730,012
Series A, Insured: AGM
5.00%, due 12/1/31	650,000	678,595
Series A, Insured: AGM
5.00%, due 12/1/32	800,000	835,539
Series A, Insured: AGM
5.00%, due 12/1/33	1,000,000	1,042,231
		3,551,283
Ohio 2.2%
American Municipal Power, Inc., Hydroelectric Projects, Revenue Bonds
Series A
5.00%, due 2/15/41	3,000,000	2,934,528
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Ohio (continued)
City of Toledo, Various Purpose Improvement, Limited General Obligation
Insured: AGM
5.25%, due 12/1/35	$ 1,000,000	$ 1,071,807
Insured: AGM
5.25%, due 12/1/37	750,000	787,647
City of Upper Arlington, Various Purpose, Limited General Obligation
5.75%, due 12/1/38	700,000	719,283
Cloverleaf Local School District, Certificate of Participation
Insured: BAM
5.375%, due 12/1/37	750,000	769,618
Euclid City School District, Unlimited General Obligation
Series A, Insured: SD CRED PROG
5.25%, due 1/15/44	2,000,000	2,021,533
Forest Hills Local School District, Unlimited General Obligation
5.00%, due 12/1/44	490,000	490,563
Ohio Air Quality Development Authority, American Electric Power Co. Project, Revenue Bonds (a)(c)
Series D
2.10%, due 10/1/28	1,000,000	966,904
Series B
2.50%, due 11/1/42	1,000,000	828,169
Ohio Air Quality Development Authority, Ohio Valley Electric Corp. Project, Revenue Bonds
Series D
2.875%, due 2/1/26	250,000	234,665
Ohio Air Quality Development Authority, Pratt Paper LLC Project, Revenue Bonds
4.50%, due 1/15/48 (b)(c)	250,000	213,480
State of Ohio, Portsmouth Bypass Project, Revenue Bonds
Insured: AGM
5.00%, due 12/31/35 (c)	1,000,000	993,667
		12,031,864
	Principal Amount	Value

Pennsylvania 4.0%
Allegheny County Airport Authority, Revenue Bonds (c)
Series A, Insured: AGM
5.50%, due 1/1/42	$ 2,000,000	$ 2,051,580
Series A, Insured: AGM
5.50%, due 1/1/43	1,500,000	1,535,425
Allentown Neighborhood Improvement Zone Development Authority, City Center Project, Revenue Bonds
5.00%, due 5/1/27 (b)	270,000	269,614
Allentown Neighborhood Improvement Zone Development Authority, Revenue Bonds
6.00%, due 5/1/42 (b)	500,000	488,010
Bucks County Industrial Development Authority, Grand View Hospital Project, Revenue Bonds
5.00%, due 7/1/34	300,000	259,262
5.00%, due 7/1/35	300,000	256,011
Chester County Industrial Development Authority, Collegium Charter School, Revenue Bonds
5.00%, due 10/15/32 (b)	250,000	239,204
Coatesville School District, Limited General Obligation
Insured: BAM State Aid Withholding
5.25%, due 11/15/37	5,000,000	5,119,635
Dauphin County General Authority, Harrisburg University Science Technology Project (The), Revenue Bonds (b)
4.25%, due 10/15/26	100,000	92,050
5.00%, due 10/15/30	1,000,000	876,774
Indiana County Industrial Development Authority, Foundation for Indiana University of Pennsylvania (The), Revenue Bonds
Insured: BAM
5.00%, due 5/1/29	250,000	255,636
Lancaster Industrial Development Authority, Landis Homes Retirement Community, Revenue Bonds
4.00%, due 7/1/37	100,000	79,284
Pennsylvania Economic Development Financing Authority, Penndot Major Bridges Project, Revenue Bonds (c)
5.25%, due 6/30/35	1,800,000	1,849,955
5.50%, due 6/30/37	250,000	258,895

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay Strategic Municipal Allocation Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, Penndot Major Bridges Project, Revenue Bonds (c) (continued)
5.50%, due 6/30/38	$ 500,000	$ 512,690
Pennsylvania Higher Educational Facilities Authority, Bryn Mawr College, Revenue Bonds
5.00%, due 12/1/38	1,000,000	1,002,817
Pennsylvania Housing Finance Agency, Revenue Bonds
Series A-141
5.75%, due 10/1/53	650,000	667,240
Pennsylvania Turnpike Commission, Revenue Bonds
Series B
4.00%, due 12/1/42	250,000	213,249
Series A-1
5.00%, due 12/1/41	1,000,000	991,320
Series B
5.25%, due 12/1/39	785,000	785,843
Series A
5.50%, due 12/1/46	1,155,000	1,167,193
Pennsylvania Turnpike Commission, Oil Franchise, Revenue Bonds
Series A
5.25%, due 12/1/44	500,000	510,193
Philadelphia Authority for Industrial Development, Philadelphia Performing Arts Charter School Project, Revenue Bonds
5.00%, due 6/15/30 (b)	435,000	431,594
Pittsburgh Water & Sewer Authority, Revenue Bonds, First Lien
Series A, Insured: AGM
5.00%, due 9/1/35	1,200,000	1,283,986
West Shore School District, Limited General Obligation
Insured: State Aid Withholding
5.00%, due 11/15/43	1,000,000	1,002,762
		22,200,222
Puerto Rico 1.2%
Commonwealth of Puerto Rico
(zero coupon), due 11/1/43	98,097	48,926
	Principal Amount	Value

Puerto Rico (continued)
Commonwealth of Puerto Rico, Unlimited General Obligation
Series A-1
4.00%, due 7/1/35	$ 518,717	$ 436,029
Series A-1
5.625%, due 7/1/27	625,000	636,314
Series A-1
5.75%, due 7/1/31	265,000	273,082
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds
Series B
5.00%, due 7/1/28 (b)	1,000,000	1,003,231
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/33 (b)	1,000,000	979,686
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-2
4.329%, due 7/1/40	2,500,000	2,165,814
Series A-1
4.55%, due 7/1/40	1,000,000	890,115
		6,433,197
Rhode Island 0.4%
Rhode Island Health and Educational Building Corp., Public Schools Financing Program, Revenue Bonds
Series F
5.50%, due 5/15/47	1,500,000	1,560,556
Rhode Island Housing and Mortgage Finance Corp., Revenue Bonds
Series A-77
5.00%, due 4/1/27	555,000	568,023
		2,128,579
South Carolina 0.4%
City of Spartanburg, Water System, Revenue Bonds
Series A
5.00%, due 12/1/34	1,000,000	1,011,112
South Carolina State Housing Finance & Development Authority, Dillon School Senior LP, Revenue Bonds
Insured: HUD SECT 202
5.00%, due 10/1/26 (a)	1,335,000	1,342,034
		2,353,146
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
South Dakota 0.1%
Baltic School District No. 49-1, Unlimited General Obligation
Insured: AGM
4.50%, due 12/1/40	$ 575,000	$ 533,655
Tennessee 1.7%
Health Educational and Housing Facility Board of the City of Memphis (The), Strategies LP, Revenue Bonds
Insured: HUD Sector 8 FHA 221(D4)
5.00%, due 7/1/27 (a)	500,000	502,074
Health Educational and Housing Facility Board of the City of Memphis (The), Strategies II LP, Revenue Bonds
Insured: HUD Sector 8 FHA 221(D4)
5.00%, due 7/1/27 (a)	500,000	502,198
Knox County Health Educational & Housing Facility Board, Revenue Bonds
4.05%, due 12/1/27 (a)	3,000,000	2,998,754
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, 619 at Old Stone Bridge Crossings LP, Revenue Bonds
Series B
4.00%, due 4/1/26 (a)	1,511,000	1,489,756
Metropolitan Nashville Airport Authority (The), Revenue Bonds
Series B
5.00%, due 7/1/36 (c)	3,500,000	3,434,905
Tennessee Energy Acquisition Corp., Revenue Bonds
Series B
5.625%, due 9/1/26	500,000	500,076
		9,427,763
Texas 11.2%
Alamito Public Facility Corp., EP WH Mesa Franklin LLC, Revenue Bonds
Insured: FHA 221(D4)
3.50%, due 9/1/25 (a)	1,003,000	992,508
Alamito Public Facility Corp., EP WH Cien Palmas LLC, Revenue Bonds
Insured: HUD Sector 8 FHA 221(D4)
3.50%, due 9/1/25 (a)	1,008,000	1,000,281
	Principal Amount	Value

Texas (continued)
Alamito Public Facility Corp., EP Salazar LP, Revenue Bonds
Insured: HUD Sector 8
5.00%, due 8/1/44 (a)	$ 1,000,000	$ 1,008,798
Allen Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/35	2,000,000	2,048,290
Arlington Higher Education Finance Corp., Trinity Basin Preparatory, Inc., Revenue Bonds
Insured: PSF-GTD
5.00%, due 8/15/41	1,115,000	1,130,687
Barbers Hill Independent School District, Unlimited General Obligation
Insured: PSF-GTD
4.00%, due 2/15/41	1,000,000	888,689
Belmont Fresh Water Supply District No. 1, Unlimited General Obligation
Insured: BAM
5.00%, due 3/1/30	440,000	453,763
Central Texas Regional Mobility Authority, Revenue Bonds
(zero coupon), due 1/1/27	1,900,000	1,652,488
Central Texas Regional Mobility Authority, Revenue Bonds, Sub. Lien
Series C
5.00%, due 1/1/27	1,145,000	1,163,684
Central Texas Turnpike System, Revenue Bonds, First Tier
Series A
5.00%, due 8/15/39	1,185,000	1,190,116
City of Arlington, Special Tax, Special Tax, Senior Lien
Series A, Insured: AGM
5.00%, due 2/15/43	250,000	250,188
City of College Station, Limited General Obligation
2.00%, due 2/15/36	1,000,000	711,948
City of Georgetown, Utility System, Revenue Bonds
Insured: AGM
5.00%, due 8/15/28	1,035,000	1,080,268
City of Houston, Hotel Occupancy Tax & Special Tax, Revenue Bonds
5.00%, due 9/1/28	365,000	379,335

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay Strategic Municipal Allocation Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
City of Houston, Combined Utility System, Revenue Bonds, First Lien
Series B
5.00%, due 11/15/35	$ 2,000,000	$ 2,029,183
County of Parker, Unlimited General Obligation
5.00%, due 2/15/42	6,000,000	6,021,268
Dallas Fort Worth International Airport, Revenue Bonds
Series A
4.00%, due 11/1/46	250,000	211,172
Series B
5.00%, due 11/1/36	1,000,000	1,046,404
Dallas Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/48	845,000	860,239
Forney Independent School District, Unlimited General Obligation
Insured: BAM
(zero coupon), due 8/15/41	255,000	83,756
Harris County Municipal Utility District No. 423, Unlimited General Obligation
Series A, Insured: BAM
7.25%, due 4/1/26	300,000	319,502
Series A, Insured: BAM
7.25%, due 4/1/27	300,000	327,378
Harris County Municipal Utility District No. 489, Unlimited General Obligation
Series A, Insured: AGM
6.50%, due 9/1/29	1,000,000	1,096,428
Harris County Toll Road, Revenue Bonds, Senior Lien
Series A
5.00%, due 8/15/43	2,290,000	2,304,918
Harris County Water Control & Improvement District No. 159, Unlimited General Obligation
Insured: BAM
6.375%, due 9/1/30 (d)	2,000,000	2,203,138
Houston Higher Education Finance Corp., KIPP, Inc., Revenue Bonds
Series A, Insured: PSF-GTD
4.00%, due 2/15/39	1,000,000	892,449
	Principal Amount	Value

Texas (continued)
Matagorda County Navigation District No. 1, Central Power and Light Company Project, Revenue Bonds
Series A
2.60%, due 11/1/29	$ 1,500,000	$ 1,280,644
4.25%, due 5/1/30 (c)	1,000,000	943,574
Mesquite Independent School District, Unlimited General Obligation
Series A, Insured: PSF-GTD
4.00%, due 8/15/35	1,530,000	1,533,596
Series A, Insured: PSF-GTD
4.00%, due 8/15/37	1,655,000	1,658,889
Midlothian Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/43	3,460,000	3,481,779
New Hope Cultural Education Facilities Finance Corp., Jubilee Academic Center, Inc., Revenue Bonds
4.00%, due 8/15/29 (b)	1,240,000	1,130,950
New Hope Cultural Education Facilities Finance Corp., Outlook at Windhaven Forefront Living, Revenue Bonds
Series B-3
4.25%, due 10/1/26	1,100,000	1,062,537
North Texas Tollway Authority, Revenue Bonds
Series B
5.00%, due 1/1/45	1,000,000	990,352
North Texas Tollway Authority, Revenue Bonds, First Tier
Series A
5.25%, due 1/1/38	1,000,000	1,050,342
Northwest Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/40	325,000	336,708
Insured: PSF-GTD
5.00%, due 2/15/41	350,000	361,257
Pecos Barstow Toyah Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/37	1,000,000	1,030,794
Insured: PSF-GTD
5.00%, due 2/15/39	515,000	516,247
Insured: PSF-GTD
5.00%, due 2/15/40	2,500,000	2,494,026
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Pecos Barstow Toyah Independent School District, Unlimited General Obligation (continued)
Insured: PSF-GTD
5.00%, due 2/15/41	$ 1,500,000	$ 1,494,879
Sabine-Neches Navigation District, Waterway Project, Limited General Obligation
5.25%, due 2/15/39	1,500,000	1,560,745
State of Texas, Mobility Fund, Unlimited General Obligation
Series B
5.00%, due 10/1/36	5,000,000	5,044,631
State of Texas, Transportation Commission, Highway Improvement, Unlimited General Obligation
Series A
5.00%, due 4/1/37	750,000	760,780
Texas Department of Housing & Community Affairs, Revenue Bonds
Series A, Insured: GNMA
3.50%, due 7/1/52	625,000	591,058
Texas Private Activity Bond Surface Transportation Corp., Blueridge Transportation Group LLC, Revenue Bonds, Senior Lien
5.00%, due 12/31/45 (c)	1,000,000	904,798
Texas Public Finance Authority, Financing System-Texas Southern University, Revenue Bonds
Insured: BAM
5.00%, due 5/1/32	1,000,000	1,031,504
Trinity River Authority, Tarrant County Water System, Revenue Bonds
5.00%, due 2/1/37	1,250,000	1,320,434
		61,927,402
U.S. Virgin Islands 0.5%
Matching Fund Special Purpose Securitization Corp., Revenue Bonds
Series A
5.00%, due 10/1/26	860,000	861,116
Series A
5.00%, due 10/1/30	2,000,000	1,979,699
	Principal Amount	Value

U.S. Virgin Islands (continued)
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series C, Insured: AGM-CR
5.00%, due 10/1/30	$ 100,000	$ 98,790
		2,939,605
Utah 2.5%
Central Utah Water Conservancy District, Revenue Bonds
Series B
4.00%, due 10/1/39	1,000,000	898,800
City of Salt Lake City, Airport, Revenue Bonds (c)
Series A
5.25%, due 7/1/42	1,000,000	997,277
Series A
5.25%, due 7/1/43	1,000,000	997,242
County of Utah, Intermountain Healthcare, Revenue Bonds
Series B
5.00%, due 5/15/46	1,390,000	1,371,541
Intermountain Power Agency, Revenue Bonds
Series A
5.00%, due 7/1/41	880,000	908,437
Series A
5.25%, due 7/1/43	3,125,000	3,281,750
State of Utah, Build America Bonds, Unlimited General Obligation
Series B
3.539%, due 7/1/25	1,991,250	1,954,111
UIPA Crossroads Public Infrastructure District, Tax Allocation
4.125%, due 6/1/41 (b)	500,000	407,990
Utah Charter School Finance Authority, Spectrum Academy Project, Revenue Bonds
Insured: BAM UT CSCE
4.00%, due 4/15/40	250,000	214,530
Utah Charter School Finance Authority, Summit Academy, Inc. Project, Revenue Bonds
Series A, Insured: UT CSCE
5.00%, due 4/15/28	200,000	204,418
Series A, Insured: UT CSCE
5.00%, due 4/15/29	185,000	189,595

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay Strategic Municipal Allocation Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Utah (continued)
Utah Infrastructure Agency, Telecommunication, Revenue Bonds
4.00%, due 10/15/35	$ 700,000	$ 615,650
Series A
5.00%, due 10/15/28	460,000	461,620
5.50%, due 10/15/33	1,000,000	1,030,874
		13,533,835
Vermont 0.3%
University of Vermont and State Agricultural College, Revenue Bonds
5.00%, due 10/1/40	1,500,000	1,503,888
Virginia 1.7%
Chesapeake Bay Bridge & Tunnel District, First Tier General Resolution, Revenue Bonds, First Tier
Insured: AGM
5.00%, due 7/1/41	1,000,000	986,425
Chesapeake Redevelopment & Housing Authority, ENV-Mill Creek LP, Revenue Bonds
Insured: FHA 221(D4)
5.00%, due 6/1/26 (a)	1,001,000	1,006,192
City of Harrisonburg, Unlimited General Obligation
Series A, Insured: State Aid Withholding
1.75%, due 7/15/35	3,000,000	2,089,025
City of Richmond, Public Utility, Revenue Bonds
Series A
5.00%, due 1/15/33	1,720,000	1,765,287
James City County Economic Development Authority, Blaine Landing Phase II LP, Revenue Bonds
Insured: FHA 221(D4)
5.00%, due 2/1/26 (a)	1,000,000	1,002,082
Virginia Port Authority, Revenue Bonds
Series B
5.00%, due 7/1/41 (c)	500,000	482,567
Williamsburg Economic Development Authority, William & Mary Project, Revenue Bonds
Series A, Insured: AGM
4.00%, due 7/1/42	1,000,000	866,626
	Principal Amount	Value

Virginia (continued)
Wise County Industrial Development Authority, Virginia Electric and Power Co. Project, Revenue Bonds
Series A
0.75%, due 10/1/40 (a)	$ 1,500,000	$ 1,374,439
		9,572,643
Washington 1.9%
County of King, Sewer, Revenue Bonds, Junior Lien
Series A
4.32%, due 1/1/40	655,000	640,320
Energy Northwest, Bonneville Power Administration, Revenue Bonds
Series A
5.00%, due 7/1/36	1,000,000	1,044,255
Franklin County School District No. 1, Pasco, Unlimited General Obligation
Insured: School Bond Guaranty
5.50%, due 12/1/40	2,000,000	2,155,306
Port of Seattle, Revenue Bonds
Series A
5.00%, due 4/1/31	1,000,000	1,005,592
Port of Tacoma, Revenue Bonds
Series B
5.00%, due 12/1/43 (c)	925,000	888,307
Snohomish County Public Utility District No. 1, Electric System, Revenue Bonds
5.00%, due 12/1/40	1,500,000	1,493,506
State of Washington, Various Purpose, Unlimited General Obligation
Series D
5.00%, due 2/1/35	500,000	499,942
Series A
5.00%, due 8/1/42	655,000	667,514
State of Washington, Motor Vehicle Fuel Tax, Unlimited General Obligation
Series R-2021A
5.00%, due 6/1/38	1,000,000	1,038,215
Washington State Convention Center Public Facilities District, Lodging Tax, Revenue Bonds
Series B
4.00%, due 7/1/36	1,000,000	908,571
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Washington (continued)
Washington State Housing Finance Commission, Eliseo Project, Revenue Bonds
Series B-2
2.125%, due 7/1/27 (b)	$ 250,000	$ 221,572
		10,563,100
West Virginia 0.5%
State of West Virginia, Unlimited General Obligation
Series A
5.00%, due 12/1/35	470,000	493,827
West Virginia Hospital Finance Authority, Charleston Area Medical Center, Inc. Obligated Group, Revenue Bonds
Series A
5.00%, due 9/1/39	1,125,000	1,050,460
West Virginia Hospital Finance Authority, Vandalia Health, Inc., Revenue Bonds
Series B, Insured: AGM
5.125%, due 9/1/42	1,250,000	1,238,372
		2,782,659
Wisconsin 1.2%
County of Waushara, Revenue Notes
Series A
4.75%, due 12/1/23	1,000,000	1,000,611
Hudson School District, Unlimited General Obligation
2.25%, due 3/1/27	500,000	453,568
Public Finance Authority, Roseman University of Health Sciences, Revenue Bonds
4.00%, due 4/1/32 (b)	215,000	195,397
Public Finance Authority, University of Kansas, Revenue Bonds
5.00%, due 3/1/41	3,400,000	3,307,108
Wisconsin Health & Educational Facilities Authority, Milwaukee Science Education Consortium, Inc. (The), Revenue Bonds
Series A
4.50%, due 3/15/33	400,000	381,019
	Principal Amount	Value

Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Milwaukee Regional Medical Center (The), Revenue Bonds
5.00%, due 4/1/37	$ 1,150,000	$ 1,126,496
		6,464,199
Wyoming 0.6%
Sweetwater County 2023 Specific Purpose Tax Joint Powers Board, Revenue Bonds
Insured: AGM-CR
5.00%, due 6/15/28	3,000,000	3,141,832
Total Long-Term Municipal Bonds (Cost $535,006,945)		518,685,333
Short-Term Municipal Notes 0.5%
Arizona 0.3%
Arizona Industrial Development Authority, Phoenix Children's Hospital, Revenue Bonds
Series A
3.87%, due 2/1/48 (e)	1,700,000	1,700,000
New York 0.2%
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series A-4
3.95%, due 11/1/29 (e)	900,000	900,000
Total Short-Term Municipal Notes (Cost $2,600,000)		2,600,000
Total Investments (Cost $537,606,945)	94.4%	521,285,333
Other Assets, Less Liabilities	5.6	31,039,516
Net Assets	100.0%	$ 552,324,849

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2023.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay Strategic Municipal Allocation Fund

(c)	Interest on these securities was subject to alternative minimum tax.
(d)	Delayed delivery security.
(e)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.
Futures Contracts
As of October 31, 2023, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 10 Year Ultra Bonds	(90)	December 2023	$ (10,353,855)	$ (9,794,531)	$ 559,324

1.	As of October 31, 2023, cash in the amount of $252,000 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2023.
Abbreviation(s):
AGM—Assured Guaranty Municipal Corp.
BAM—Build America Mutual Assurance Co.
CR—Custodial Receipts
FGIC—Financial Guaranty Insurance Company
FHA—Federal Housing Administration
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
HUD—Housing and Urban Development
MTA—Metropolitan Transportation Authority
NATL-RE—National Public Finance Guarantee Corp.
PSF-GTD—Permanent School Fund Guaranteed
Q-SBLF—Qualified School Board Loan Fund
SD CRED PROG—School District Credit Enhancement Program
UT CSCE—Utah Charter School Credit Enhancement Program
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Portfolio of Investments October 31, 2023†^ (continued)
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 518,685,333	$ —	$ 518,685,333
Short-Term Municipal Notes	—	2,600,000	—	2,600,000
Total Municipal Bonds	—	521,285,333	—	521,285,333
Other Financial Instruments
Futures Contracts (b)	559,324	—	—	559,324
Total Investments in Securities and Other Financial Instruments	$ 559,324	$ 521,285,333	$ —	$ 521,844,657

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay Strategic Municipal Allocation Fund

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in securities, at value (identified cost $537,606,945)	$521,285,333
Cash	41,829,933
Cash collateral on deposit at broker for futures contracts	252,000
Receivables:
Interest	6,591,146
Fund shares sold	6,369,347
Investment securities sold	338,267
Other assets	105,443
Total assets	576,771,469
Liabilities
Payables:
Investment securities purchased	22,845,552
Fund shares redeemed	1,226,382
Manager (See Note 3)	149,909
Transfer agent (See Note 3)	36,026
Custodian	24,476
NYLIFE Distributors (See Note 3)	14,646
Professional fees	9,473
Shareholder communication	5,771
Variation margin on futures contracts	1,409
Accrued expenses	166
Distributions payable	132,810
Total liabilities	24,446,620
Net assets	$552,324,849
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 61,067
Additional paid-in-capital	576,669,165
576,730,232
Total distributable earnings (loss)	(24,405,383)
Net assets	$552,324,849
Class A
Net assets applicable to outstanding shares	$ 63,006,155
Shares of beneficial interest outstanding	6,956,726
Net asset value per share outstanding	$ 9.06
Maximum sales charge (3.00% of offering price)	0.28
Maximum offering price per share outstanding	$ 9.34
Investor Class
Net assets applicable to outstanding shares	$ 47,842
Shares of beneficial interest outstanding	5,289
Net asset value per share outstanding	$ 9.05
Maximum sales charge (2.50% of offering price)	0.23
Maximum offering price per share outstanding	$ 9.28
Class C
Net assets applicable to outstanding shares	$ 5,071,909
Shares of beneficial interest outstanding	560,990
Net asset value and offering price per share outstanding	$ 9.04
Class C2
Net assets applicable to outstanding shares	$ 300,863
Shares of beneficial interest outstanding	33,268
Net asset value and offering price per share outstanding	$ 9.04
Class I
Net assets applicable to outstanding shares	$483,872,506
Shares of beneficial interest outstanding	53,507,984
Net asset value and offering price per share outstanding	$ 9.04
Class R6
Net assets applicable to outstanding shares	$ 25,574
Shares of beneficial interest outstanding	2,829
Net asset value and offering price per share outstanding	$ 9.04

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Statements of Operations for the period May 1, 2023 through October 31, 2023 and the year ended April 30, 2023
	Period May 1, 2023 through October 31, 2023(a)	Year Ended April 30, 2023
Investment Income (Loss)
Income
Interest	$ 8,269,642	$ 7,200,859
Expenses
Manager (See Note 3)	857,073	839,511
Distribution/Service—Class A (See Note 3)	62,046	47,557
Distribution/Service—Investor Class (See Note 3)	67	322
Distribution/Service—Class C (See Note 3)	10,204	8,620
Distribution/Service—Class C2 (See Note 3)	791	348
Transfer agent (See Note 3)	119,103	103,820
Registration	101,967	125,861
Shareholder communication	—	17,528
Professional fees	81,025	76,071
Custodian	35,438	67,847
Trustees	6,132	4,259
Miscellaneous	2,876	9,660
Total expenses before waiver/reimbursement	1,276,722	1,301,404
Expense waiver/reimbursement from Manager (See Note 3)	(87,021)	(153,643)
Reimbursement from prior custodian(b)	—	(597)
Net expenses	1,189,701	1,147,164
Net investment income (loss)	7,079,941	6,053,695
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(603,400)	(8,103,792)
Futures transactions	334,129	2,229,229
Net realized gain (loss)	(269,271)	(5,874,563)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(21,072,950)	9,869,490
Futures contracts	1,860,460	(1,835,660)
Net change in unrealized appreciation (depreciation)	(19,212,490)	8,033,830
Net realized and unrealized gain (loss)	(19,481,761)	2,159,267
Net increase (decrease) in net assets resulting from operations	$(12,401,820)	$ 8,212,962

(a)	The Fund changed its fiscal year end from April 30 to October 31.
(b)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay MacKay Strategic Municipal Allocation Fund

Statements of Changes in Net Assets
for the period May 1, 2023 through October 31, 2023 and the years ended April 30, 2023 and April 30, 2022
	Period May 1, 2023 through October 31, 2023(a)	Year Ended April 30, 2023	Year Ended April 30, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 7,079,941	$ 6,053,695	$ 1,039,155
Net realized gain (loss)	(269,271)	(5,874,563)	417,800
Net change in unrealized appreciation (depreciation)	(19,212,490)	8,033,830	(7,062,471)
Net increase (decrease) in net assets resulting from operations	(12,401,820)	8,212,962	(5,605,516)
Distributions to shareholders:
Class A	(859,391)	(630,063)	(32,170)
Investor Class	(898)	(3,510)	(1,324)
Class C	(63,520)	(50,794)	(5,882)
Class C2	(3,615)	(1,515)	—
Class I	(6,958,698)	(6,462,197)	(1,888,346)
Class R6	(495)	(842)	(768)
Total distributions to shareholders	(7,886,617)	(7,148,921)	(1,928,490)
Capital share transactions:
Net proceeds from sales of shares	282,223,468	434,866,901	58,605,291
Net asset value of shares issued to shareholders in reinvestment of distributions	7,686,850	7,136,822	1,927,984
Cost of shares redeemed	(74,377,473)	(183,989,524)	(16,807,791)
Increase (decrease) in net assets derived from capital share transactions	215,532,845	258,014,199	43,725,484
Net increase (decrease) in net assets	195,244,408	259,078,240	36,191,478
Net Assets
Beginning of period	357,080,441	98,002,201	61,810,723
End of period	$552,324,849	$ 357,080,441	$ 98,002,201

(a)	The Fund changed its fiscal year end from April 30 to October 31.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Financial Highlights selected per share data and ratios
	May 1, 2023 through October 31,	Year Ended April 30,			June 28, 2019^ through April 30,
Class A	2023 #	2023	2022	2021	2020
Net asset value at beginning of period	$ 9.47	$ 9.50	$ 10.43	$ 9.65	$ 10.00
Net investment income (loss)	0.15(a)	0.26(a)	0.12(a)	0.15(a)	0.14
Net realized and unrealized gain (loss)	(0.40)	(0.01)	(0.78)	0.82	(0.29)
Total from investment operations	(0.25)	0.25	(0.66)	0.97	(0.15)
Less distributions:
From net investment income	(0.16)	(0.26)	(0.17)	(0.19)	(0.14)
From net realized gain on investments	—	(0.02)	(0.10)	—	(0.06)
Total distributions	(0.16)	(0.28)	(0.27)	(0.19)	(0.20)
Net asset value at end of period	$ 9.06	$ 9.47	$ 9.50	$ 10.43	$ 9.65
Total investment return (b)	(2.63)%	2.73%	(6.54)%	10.02%	(1.44)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.09%††	2.78%	1.22%	1.47%	1.39%††
Net expenses	0.77%††	0.77%	0.77%	0.72%	0.77%††
Expenses (before waiver/reimbursement)	0.81%††	0.84%	0.97%	0.98%	1.12%††
Portfolio turnover rate (c)	12%	81%	32%	66%	108%
Net assets at end of period (in 000's)	$ 63,006	$ 43,203	$ 5,246	$ 454	$ 136

#	The Fund changed its fiscal year end from April 30 to October 31.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

	May 1, 2023 through October 31, 2023#	Year Ended April 30,			June 28, 2019^ through April 30,
Investor Class		2023	2022	2021	2020
Net asset value at beginning of period	$ 9.46	$ 9.49	$ 10.41	$ 9.65	$ 10.00
Net investment income (loss)	0.14(a)	0.21(a)	0.11(a)	0.13(a)	0.14
Net realized and unrealized gain (loss)	(0.39)	0.03	(0.79)	0.80	(0.29)
Total from investment operations	(0.25)	0.24	(0.68)	0.93	(0.15)
Less distributions:
From net investment income	(0.16)	(0.25)	(0.14)	(0.17)	(0.14)
From net realized gain on investments	—	(0.02)	(0.10)	—	(0.06)
Total distributions	(0.16)	(0.27)	(0.24)	(0.17)	(0.20)
Net asset value at end of period	$ 9.05	$ 9.46	$ 9.49	$ 10.41	$ 9.65
Total investment return (b)	(2.69)%	2.58%	(6.69)%	9.65%	(1.56)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.98%††	2.23%	1.04%	1.23%	1.30%††
Net expenses	0.89%††	0.92%	0.97%	0.98%	0.79%††
Expenses (before waiver/reimbursement)	0.93%††	0.99%	1.17%	1.24%	1.14%††
Portfolio turnover rate (c)	12%	81%	32%	66%	108%
Net assets at end of period (in 000's)	$ 48	$ 100	$ 46	$ 33	$ 34

#	The Fund changed its fiscal year end from April 30 to October 31.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay MacKay Strategic Municipal Allocation Fund

Financial Highlights selected per share data and ratios
	May 1, 2023 through October 31,	Year Ended April 30,			June 28, 2019^ through April 30,
Class C	2023 #	2023	2022	2021	2020
Net asset value at beginning of period	$ 9.45	$ 9.48	$ 10.42	$ 9.65	$ 10.00
Net investment income (loss)	0.13(a)	0.22(a)	0.08(a)	0.10(a)	0.12
Net realized and unrealized gain (loss)	(0.39)	(0.01)	(0.80)	0.81	(0.29)
Total from investment operations	(0.26)	0.21	(0.72)	0.91	(0.17)
Less distributions:
From net investment income	(0.15)	(0.22)	(0.12)	(0.14)	(0.12)
From net realized gain on investments	—	(0.02)	(0.10)	—	(0.06)
Total distributions	(0.15)	(0.24)	(0.22)	(0.14)	(0.18)
Net asset value at end of period	$ 9.04	$ 9.45	$ 9.48	$ 10.42	$ 9.65
Total investment return (b)	(2.82)%	2.31%	(7.12)%	9.49%	(1.76)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.74%††	2.34%	0.76%	0.97%	1.11%††
Net expenses	1.13%††	1.18%	1.22%	1.23%	1.03%††
Expenses (before waiver/reimbursement)	1.17%††	1.25%	1.42%	1.49%	1.38%††
Portfolio turnover rate (c)	12%	81%	32%	66%	108%
Net assets at end of period (in 000's)	$ 5,072	$ 3,291	$ 558	$ 113	$ 79

#	The Fund changed its fiscal year end from April 30 to October 31.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

	May 1 2023 through October 31,	December 13, 2022^ through April 30, 2023
Class C2	2023 #
Net asset value at beginning of period	$ 9.45	$ 9.43*
Net investment income (loss) (a)	0.12	0.09
Net realized and unrealized gain (loss)	(0.39)	0.03
Total from investment operations	(0.27)	0.12
Less distributions:
From net investment income	(0.14)	(0.10)
Net asset value at end of period	$ 9.04	$ 9.45
Total investment return (b)	(2.89)%	1.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	2.59%	2.49%
Net expenses††	1.28%	1.34%
Expenses (before waiver/reimbursement)††	1.32%	1.41%
Portfolio turnover rate (c)	12%	81%
Net assets at end of period (in 000's)	$ 301	$ 214

*	Based on the net asset value of Class C as of December 13, 2022.
#	The Fund changed its fiscal year end from April 30 to October 31.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Financial Highlights selected per share data and ratios
	May 1, 2023 through October 31,	Year Ended April 30,			June 28, 2019^ through April 30,
Class I	2023 #	2023	2022	2021	2020
Net asset value at beginning of period	$ 9.45	$ 9.48	$ 10.42	$ 9.65	$ 10.00
Net investment income (loss)	0.16(a)	0.27(a)	0.15(a)	0.18(a)	0.16
Net realized and unrealized gain (loss)	(0.39)	0.00‡	(0.80)	0.81	(0.29)
Total from investment operations	(0.23)	0.27	(0.65)	0.99	(0.13)
Less distributions:
From net investment income	(0.18)	(0.28)	(0.19)	(0.22)	(0.16)
From net realized gain on investments	—	(0.02)	(0.10)	—	(0.06)
Total distributions	(0.18)	(0.30)	(0.29)	(0.22)	(0.22)
Net asset value at end of period	$ 9.04	$ 9.45	$ 9.48	$ 10.42	$ 9.65
Total investment return (b)	(2.52)%	2.99%	(6.43)%	10.28%	(1.35)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.34%††	2.90%	1.49%	1.72%	1.57%††
Net expenses	0.52%††	0.52%	0.51%	0.50%	0.53%††
Expenses (before waiver/reimbursement)	0.56%††	0.59%	0.71%	0.76%	0.88%††
Portfolio turnover rate (c)	12%	81%	32%	66%	108%
Net assets at end of period (in 000's)	$ 483,873	$ 310,246	$ 92,126	$ 61,183	$ 51,059

#	The Fund changed its fiscal year end from April 30 to October 31.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay MacKay Strategic Municipal Allocation Fund

Financial Highlights selected per share data and ratios
	May 1, 2023 through October 31,	Year Ended April 30,			June 28, 2019^ through April 30,
Class R6	2023 #	2023	2022	2021	2020
Net asset value at beginning of period	$ 9.45	$ 9.48	$ 10.42	$ 9.65	$ 10.00
Net investment income (loss)	0.16(a)	0.26(a)	0.16(a)	0.18(a)	0.17
Net realized and unrealized gain (loss)	(0.39)	0.02	(0.80)	0.81	(0.29)
Total from investment operations	(0.23)	0.28	(0.64)	0.99	(0.12)
Less distributions:
From net investment income	(0.18)	(0.29)	(0.20)	(0.22)	(0.17)
From net realized gain on investments	—	(0.02)	(0.10)	—	(0.06)
Total distributions	(0.18)	(0.31)	(0.30)	(0.22)	(0.23)
Net asset value at end of period	$ 9.04	$ 9.45	$ 9.48	$ 10.42	$ 9.65
Total investment return (b)	(2.50)%	3.01%	(6.41)%	10.28%	(1.32)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.38%††	2.75%	1.51%	1.72%	1.60%††
Net expenses	0.50%††	0.50%	0.50%	0.50%	0.50%††
Expenses (before waiver/reimbursement)	0.51%††	0.55%	0.70%	0.77%	0.86%††
Portfolio turnover rate (c)	12%	81%	32%	66%	108%
Net assets at end of period (in 000's)	$ 26	$ 26	$ 25	$ 27	$ 25

#	The Fund changed its fiscal year end from April 30 to October 31.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Strategic Municipal Allocation Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	June 28, 2019
Investor Class	June 28, 2019
Class C	June 28, 2019
Class C2	December 13, 2022
Class I	June 28, 2019
Class R6	June 28, 2019
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C and Class C2 shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C and Class C2 shares. Class I and Class R6 shares are offered at NAV without a sales charge. In addition, depending upon eligibility, Class C and Class C2 shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares based on a shareholder’s account balance as described in the Fund’s prospectus. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C and Class C2 shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income exempt from regular federal income tax.
Effective at the close of business on May 1, 2023, the Fund changed its fiscal and tax year end from April 30 to October 31.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.

40	MainStay MacKay Strategic Municipal Allocation Fund

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the period May 1, 2023 through October 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy. No securities held by the Fund as of October 31, 2023, were fair valued in such a manner.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The
41

Notes to Financial Statements (continued)
evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of

42	MainStay MacKay Strategic Municipal Allocation Fund

Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of October 31, 2023, are shown in the Portfolio of Investments.
(H) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of October 31, 2023, are shown in the Portfolio of Investments.
(I) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico (the "Commonwealth") began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the current economic environment and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. Following the outbreak of COVID-19, the federal government passed certain relief packages, including the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which included an aggregate of more than $7 billion in disaster relief funds for the U.S. territories, including Puerto Rico. However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the long-term economic challenges that arose from COVID-19.
As of October 31, 2023 PREPA has remained in Title III Bankruptcy for over 6 years. A significant number of net revenue bond creditors, the Oversight Board, and the Commonwealth have been unable to reach a consensual resolution on PREPA’s debt restructuring following the termination of the previous 2019 PREPA Restructuring Support Agreement by the Commonwealth of Puerto Rico in March of 2022. On December 16, 2022, the Oversight Board filed a proposed plan of adjustment to restructure more than $10 billion of debt and other claims against PREPA. The plan of adjustment, amended in March, proposed to cut PREPA’s unsustainable debt to approximately $5.68 billion.
Bankruptcy litigation has ensued between the Oversight Board and a group of net revenue bond creditors over the security provisions of PREPA’s $8.3 billion of net revenue bonds resulting in a ruling in March that PREPA’s net revenue bonds are unsecured.
In June of 2023, a claims estimation hearing resulted in a ruling that PREPA’s now asserted unsecured net revenue bond claim was valued at approximately 2.383 billion, which is only 28.3% of the full pre-petition claim asserted by net revenue bond holders.  Due to the lower claims estimation ruling, at the end of August 2023 the Oversight Board filed a new proposed plan of adjustment to reflect the March lien ruling and June estimation hearing with lower recovery amounts afforded to net revenue bond holders.  In conjunction with the new proposed plan of adjustment, a subset of the original litigating PREPA creditors entered into Planned Support Agreements (”PSAs”) supporting the new proposed plan of adjustment.
However, following the new proposed plan of adjustment, a significant amount of creditors not previously involved in the PREPA bankruptcy have objected to the revised plan of adjustment, including the MainStay MacKay Municipal Bond Funds.
43

Notes to Financial Statements (continued)
Objecting creditors are appealing several rulings, including the March net revenue bond lien ruling, the June net revenue bond claims estimation ruling, and the November disclosure statement approval ruling that provides for a plan with disparate recoveries for the same creditors.  Objecting creditors believe the PREPA bankruptcy plan of adjustment is un-confirmable and these rulings will be overturned on appeal, but there is no certainty that objecting creditors will be successful in appealing these rulings, or if overturned, these creditors will receive the relief sought.  The proposed PREPA August plan of adjustment provides 3.5% of cash recovery for objecting creditors to the plan as opposed to 12.5% of cash recovery for consenting creditors who have not previously settled. Bankruptcy plan confirmation hearings are currently scheduled to begin in March of 2024.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of October 31, 2023, the Fund's total Puerto Rico investments is 1.7% of total investments, with none of that amount insured.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(K) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values.
Fair value of derivative instruments as of October 31, 2023:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$559,324	$559,324
Total Fair Value	$559,324	$559,324

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the period May 1, 2023 to October 31, 2023:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Transactions	$334,129	$334,129
Total Net Realized Gain (Loss)	$334,129	$334,129

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$1,860,460	$1,860,460
Total Net Change in Unrealized Appreciation (Depreciation)	$1,860,460	$1,860,460

Average Notional Amount	Total
Futures Contracts Short	$(18,348,646)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement

44	MainStay MacKay Strategic Municipal Allocation Fund

("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.40% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: Class A, 0.77% and Class R6, 0.50%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Investor Class, Class C, Class C2 and Class I shares. This agreement will remain in effect until August 31, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the period May 1, 2023 through October 31, 2023, New York Life Investments earned fees from the Fund in the amount of $857,073 and waived fees and/or reimbursed expenses in the amount of $87,021 and paid the Subadvisor fees in the amount of $385,026.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Pursuant to the Class C2 Plan, Class C2 shares pay the Distributor a monthly distribution fee at an annual rate of 0.40% of the average daily net assets of the Class C2 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C2 shares, for a total 12b-1 fee of 0.65%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the period May 1, 2023 through October 31, 2023, were $1,748 and $8, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the period May 1, 2023 through October 31, 2023, of $1,444 and $1,371, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the period May 1, 2023 through October 31, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 13,504	$—
Investor Class	46	—
Class C	3,272	—
Class C2	197	—
Class I	102,084	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's
45

Notes to Financial Statements (continued)
prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class A	$25,262	0.0%‡
Investor Class	25,061	52.4
Class C	24,765	0.5
Class C2	24,526	8.2
Class R6	25,490	99.7

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of October 31, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$539,014,340	$602,164	$(18,331,172)	$(17,729,008)
As of October 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$149,864	$(6,693,429)	$(132,810)	$(17,729,008)	$(24,405,383)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts and premium tax amortization.
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $6,693,429, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$4,401	$2,293
The Fund utilized $1,482,028 of capital loss carryforwards during the year ended October 31, 2023.
During the period from May 1, 2023 through October 31, 2023 and the years ended April 30, 2023 and April 30, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023 (a)	2023	2022
Distributions paid from:
Ordinary Income	$ 346,234	$ 288,952	$ 17,770
Long-Term Capital Gains	—	365,818	594,960
Exempt Interest Dividends	7,540,383	6,494,151	1,315,760
Total	$7,886,617	$7,148,921	$1,928,490

(a)	The Fund changed its fiscal year end from April 30 to October 31.
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit

46	MainStay MacKay Strategic Municipal Allocation Fund

Agreement. During the period May 1, 2023 through October 31, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the period May 1, 2023 through October 31, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the period May 1, 2023 through October 31, 2023, purchases and sales of securities, other than short-term securities, were $250,286 and $49,792, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the period May 1, 2023 through October 31, 2023, and years ended April 30, 2023 and April 30, 2022, were as follows:
Class A	Shares	Amount
Period ended October 31, 2023:(a)
Shares sold	3,689,232	$ 34,256,161
Shares issued to shareholders in reinvestment of distributions	91,415	850,727
Shares redeemed	(1,386,764)	(12,997,772)
Net increase (decrease)	2,393,883	$ 22,109,116
Year ended April 30, 2023:
Shares sold	4,521,934	$ 42,589,581
Shares issued to shareholders in reinvestment of distributions	66,760	629,178
Shares redeemed	(595,824)	(5,610,827)
Net increase (decrease) in shares outstanding before conversion	3,992,870	37,607,932
Shares converted into Class A (See Note 1)	17,915	166,839
Net increase (decrease)	4,010,785	$ 37,774,771
Year ended April 30, 2022:
Shares sold	627,789	$ 6,160,870
Shares issued to shareholders in reinvestment of distributions	3,108	31,706
Shares redeemed	(123,551)	(1,239,097)
Net increase (decrease) in shares outstanding before conversion	507,346	4,953,479
Shares converted into Class A (See Note 1)	1,148	11,409
Net increase (decrease)	508,494	$ 4,964,888

Investor Class	Shares	Amount
Period ended October 31, 2023:(a)
Shares sold	344	$ 3,218
Shares issued to shareholders in reinvestment of distributions	87	807
Shares redeemed	(5,663)	(53,311)
Net increase (decrease)	(5,232)	$ (49,286)
Year ended April 30, 2023:
Shares sold	51,856	$ 492,143
Shares issued to shareholders in reinvestment of distributions	345	3,235
Shares redeemed	(28,623)	(267,552)
Net increase (decrease) in shares outstanding before conversion	23,578	227,826
Shares converted from Investor Class (See Note 1)	(17,939)	(166,839)
Net increase (decrease)	5,639	$ 60,987
Year ended April 30, 2022:
Shares sold	7,351	$ 75,661
Shares issued to shareholders in reinvestment of distributions	128	1,306
Shares redeemed	(5,527)	(54,397)
Net increase (decrease) in shares outstanding before conversion	1,952	22,570
Shares converted from Investor Class (See Note 1)	(269)	(2,812)
Net increase (decrease)	1,683	$ 19,758

Class C	Shares	Amount
Period ended October 31, 2023:(a)
Shares sold	265,102	$ 2,454,140
Shares issued to shareholders in reinvestment of distributions	6,802	63,153
Shares redeemed	(59,165)	(548,284)
Net increase (decrease)	212,739	$ 1,969,009
Year ended April 30, 2023:
Shares sold	330,090	$ 3,098,482
Shares issued to shareholders in reinvestment of distributions	5,401	50,790
Shares redeemed	(46,116)	(431,464)
Net increase (decrease)	289,375	$ 2,717,808
Year ended April 30, 2022:
Shares sold	67,637	$ 681,825
Shares issued to shareholders in reinvestment of distributions	577	5,875
Shares redeemed	(19,293)	(192,733)
Net increase (decrease) in shares outstanding before conversion	48,921	494,967
Shares converted from Class C (See Note 1)	(882)	(8,597)
Net increase (decrease)	48,039	$ 486,370

47

Notes to Financial Statements (continued)
Class C2	Shares	Amount
Period ended October 31, 2023:(a)
Shares sold	10,564	$ 97,131
Shares issued to shareholders in reinvestment of distributions	389	3,615
Shares redeemed	(342)	(3,176)
Net increase (decrease)	10,611	$ 97,570
Year ended April 30, 2023:(b)
Shares sold	22,951	$ 215,964
Shares issued to shareholders in reinvestment of distributions	160	1,515
Shares redeemed	(454)	(4,320)
Net increase (decrease)	22,657	$ 213,159

Class I	Shares	Amount
Period ended October 31, 2023:(a)
Shares sold	26,515,142	$ 245,412,818
Shares issued to shareholders in reinvestment of distributions	728,403	6,768,053
Shares redeemed	(6,555,020)	(60,774,930)
Net increase (decrease)	20,688,525	$ 191,405,941
Year ended April 30, 2023:
Shares sold	41,397,550	$ 388,470,731
Shares issued to shareholders in reinvestment of distributions	686,149	6,451,262
Shares redeemed	(18,977,575)	(177,675,361)
Net increase (decrease)	23,106,124	$ 217,246,632
Year ended April 30, 2022:
Shares sold	5,207,450	$ 51,686,935
Shares issued to shareholders in reinvestment of distributions	184,680	1,888,329
Shares redeemed	(1,552,936)	(15,321,564)
Net increase (decrease)	3,839,194	$ 38,253,700

Class R6	Shares	Amount
Period ended October 31, 2023:(a)
Shares issued to shareholders in reinvestment of distributions	54	$ 495
Net increase (decrease)	54	$ 495
Year ended April 30, 2023:
Shares issued to shareholders in reinvestment of distributions	89	$ 842
Net increase (decrease)	89	$ 842
Year ended April 30, 2022:
Shares issued to shareholders in reinvestment of distributions	75	$ 768
Net increase (decrease)	75	$ 768

(a)	The Fund changed its fiscal year end from April 30 to October 31.
(b)	The inception of the class was December 13, 2022.
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the period May 1, 2023 through October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

48	MainStay MacKay Strategic Municipal Allocation Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay Strategic Municipal Allocation Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2023, the related statements of operations for the period May 1, 2023 through October 31, 2023 and the year ended April 30, 2023, the statements of changes in net assets for the period May 1, 2023 through October 31, 2023 and for each of the years in the two-year period ended April 30, 2023, and the related notes (collectively, the financial statements) and the financial highlights for the period May 1, 2023 through October 31, 2023 and for each of the years or periods in the five-year period ended April 30, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the period May 1, 2023 through October 31, 2023 and for the year ended April 30, 2023, the changes in its net assets for the period May 1, 2023 through October 31, 2023 and for each of the years in the two-year period ended April 30, 2023, and the financial highlights for the period May 1, 2023 through October 31, 2023 and for each of the years or periods in the five-year period ended April 30, 2023, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies from brokers were not received, we performed other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 22, 2023
49

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For Federal individual income tax purposes, the Fund designated 95.6% of the ordinary income dividends paid during its fiscal year ended October 31, 2023 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.
In February 2024, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2023. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2023.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
50	MainStay MacKay Strategic Municipal Allocation Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
51

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
52	MainStay MacKay Strategic Municipal Allocation Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
53

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
54	MainStay MacKay Strategic Municipal Allocation Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5013753MS139-23	MSMSMA11-12/23
(NYLIM) NL466

Item 2.     Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). During the period covered by this report, no amendments were made to the provisions of the Code. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report. A copy of the Code is filed herewith.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has three “audit committee financial experts” serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw, Karen Hammond and Susan B. Kerley. Mr. Latshaw, Ms. Hammond and Ms. Kerley are “independent” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)     Audit Fees

The aggregate fees billed for the fiscal year ended October 31, 2023 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $1,467,800.

The aggregate fees billed for the fiscal year ended April 30, 2023 for professional services rendered by KPMG for the audit of the Registrant’s series MainStay MacKay Short Term Municipal Fund and MainStay MacKay Strategic Municipal Allocation Fund annual financial statements or services that are normally provided by KPMG in connection with the statutory and regulatory filings or engagements for that fiscal year were $131,200.

The aggregate fees billed for the fiscal year ended October 31, 2022 for professional services rendered by KPMG for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $1,286.050.

(b)     Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended October 31, 2023, and (ii) $0 for the fiscal year ended April 30, 2023 for the Registrant’s series MainStay MacKay Short Term Municipal Fund and MainStay MacKay Strategic Municipal Allocation Fund and (iii) $0 for the fiscal year ended October 31, 2022.

(c)     Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were :(i) $0 during the fiscal year ended October 31, 2023, and (ii) $0 for the fiscal year ended April 30, 2023 for the Registrant’s series MainStay MacKay Short Term Municipal Fund and MainStay MacKay Strategic Municipal Allocation Fund. (iii) $0 during the fiscal year ended October 31, 2022. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)     All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended October 31, 2023, (ii) $0 for the fiscal year ended April 30, 2023 for the Registrant’s series MainStay MacKay Short Term Municipal Fund and MainStay Strategic Municipal Allocation Fund and (iii) $0 during the fiscal year ended October 31, 2022..

(e)     Pre-Approval Policies and Procedures

(1)

The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)    There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than KPMG’s full-time, permanent employees.

(g)    All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2023, for the fiscal year ended April 30, 2023 for the Registrant’s series Mainstay MacKay Short Term Municipal Fund and MainStay MacKay Strategic Municipal Allocation Fund and October 31, 2022 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $252,428 for the fiscal year ended October 31, 2023, (ii) $369,972 for the fiscal year ended April 30, 2023 for the Registrant’s series MainStay MacKay Short Term Municipal Fund and MainStay MacKay Strategic Municipal Allocation Fund and (iii) $193,405 for the fiscal year ended October 31, 2022.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended October 31, 2023 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.     Controls and Procedures.

(a)    Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Section 302 Certifications are attached.

(b)	Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	January 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	January 5, 2024

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:	January 5, 2024